UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21977

Invesco Exchange-Traded Fund Trust II

(Exact name of Registrant as specified in charter)

3500 Lacey Road

Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Anna Paglia

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b)	Not applicable.

Invesco Annual Report to Shareholders August 31, 2021 BKLN Invesco Senior Loan ETF

2

The Market Environment

Bank Loans

During the fiscal year covered by this report, the senior loan market was characterized by a continued rebound after the sharp sell-off during the outbreak of coronavirus (COVID-19). Investors viewed the accommodative monetary and fiscal policies taken on by central banks around the globe as encouraging and began to look through what was deemed as “short term” disruptions caused by the pandemic. During this bout of volatility, Senior loans’ defensive positioning at the top of the capital structure benefited the asset class, as it experienced more muted drawdowns compared to other risk assets.

Senior loans returned 8.50% as represented by the Credit Suisse Leveraged Loan Index during the Fund’s fiscal year.1 With business reopening well underway, loan prices in the secondary market were supported by issuers’ improving earnings and cash flow, which contributed to robust balance sheets and vanishing evidence of issuer distress as 1% of the market traded below $80 as of the end of August 2021.3 Themes of performance dispersion by credit rating and industry remained during the price recovery in the loan market following the COVID-19 sell-off. During the fiscal year, BB-, B- and CCC-rated loans returned 4.22%, 7.60% and 22.28%, respectively.1 Energy was the best performing sector returning 20.06% for the fiscal year, while Utility was the worst-performing sector returning -2.28%.1

The loan market continued to benefit from strong fundamental and technical backdrops. The earnings rebound among speculative-grade issuers which began in earnest during Q1 2021 continued into Q2 2021.4 With earnings conditions recovering, the loan market’s credit quality composition is steadily returning towards pre-COVID-19 levels.3 With approximately 1% of the market trading at distressed levels and minimal near-term maturity challenges, the market is poised to experience low defaults for the foreseeable future as is historically typical following peaks in default rates (absent any drastic changes in earnings/liquidity conditions). From a technical perspective, the percentage of loans trading above par declined to 12%.3 This should benefit investors to the extent it preserves current coupon rates for longer.

As of August 31, 2021, the 12-month default rate was 0.47%.2 With issuer fundamentals improving rapidly, alongside reopening and highly accessible capital markets, distress has significantly dissipated from the syndicated loan market. We believe the default rate will continue to decline to relatively low levels for the remainder of 2021. Default activity typically slows materially after default cycle peaks, but the 2020 default cycle was especially short-lived, reflecting the unique dynamics of this pandemic-driven economic shock.2 The average price in the senior loan market was $97.91 as of August 31, 2021.1 Given the price of senior loans at the end of the fiscal year, they provided a 4.79% yield.1

[1]	Source: Credit Suisse Leveraged Loan Index August 31, 2021
[2]	Source: JP Morgan as of August 31, 2021
[3]	Source: S&P/LSTA Leveraged Loan Index August 31, 2021
[4]	Source: JP Morgan High Yield Earnings Tracker as of August 31, 2021

Fixed Income

Fixed income markets posted positive gains in the third quarter of 2020 primarily due to the US Federal Reserve’s (the Fed) continued accommodative pledge to keep interest rates low through 2023, extending central bank support of many fixed income asset classes. Additionally, the Fed announced a revised framework for interest rate policy by changing the way its inflation targets operate, aiming for lower volatility within interest rates. Corporate credit spreads rallied early in the quarter, however, US markets wobbled late in the quarter amid a resurgence in European coronavirus (COVID-19) cases, as well as questions over refreshed fiscal stimulus measures. Uncertainty regarding the 2020 US presidential election and concerns of smooth transitions of power dampened markets towards the end of the quarter. The unemployment rate fell to 7.9%,1 its lowest since the beginning of the COVID-19 pandemic.

US corporate markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Corporate issuance of investment-grade credit slowed in the quarter, concluding a year of record issuance. US interest rate moves subtly affected fixed income valuations during the quarter. The two-year Treasury yield fell from 0.14% to 0.13%, while the 10-year yield saw an increase of 25bps, rising from 0.68% to 0.93% (a basis point is one one-hundredth of a percentage point).2 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, steepened modestly during the quarter. Cyclical sectors like energy and financials led the way during the fourth quarter, while real estate and consumer staples lagged.

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,2 its highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021 as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. On the fiscal front, another stimulus package was signed into law and COVID-19 vaccine approvals and administration ramped up. 30-year Treasury yields moved higher by 0.77% to end the quarter at 2.41%. Importantly, short-term rates, which are closely tied to Federal Reserve policy, were quite steady. Two-year US Treasury yields moved up just 0.04% to 0.16%. 2

Fixed income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the year due to a sharply rising interest rate environment. Despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis

3

The Market Environment (continued)

Fixed Income (continued)

reported that US gross domestic product grew at a 6.4% annualized rate for the first quarter of 2021.3 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter and economically sensitive areas such as the consumer discretionary and technology sectors began to recover. With an inconsistent global vaccine rollout and the threat of COVID-19 variants on the rise, investors are cautiously optimistic and expect corporate balance sheets to continue to recover meaningfully in 2021.

[1]	Source: US Bureau of Labor Statistics
[2]	Source: US Department of the Treasury
[3]	Source: Bureau of Economic Analysis

4

BKLN	Management’s Discussion of Fund Performance
Invesco Senior Loan ETF (BKLN)

As an index fund, the Invesco Senior Loan ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which tracks the market value weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. The Fund’s adviser, Invesco Capital Management LLC, and the Fund’s sub-adviser, Invesco Senior Secured Management, Inc., define senior loans to include loans referred to as leveraged loans, bank loans and/or floating rate loans. Banks and other lending institutions generally issue senior loans to corporations, partnerships or other entities (“borrowers”). These borrowers operate in a variety of industries and geographic regions, including foreign countries. Leveraged loans must be denominated in U.S. dollars and must have an initial term of at least one year and a minimum par amount of $50 million to be eligible for inclusion in the Index. A leveraged loan is rated below investment grade quality or is unrated but deemed to be of comparable quality. The Fund will invest in loans that are expected to be below investment grade quality and to bear interest at a floating rate that periodically resets. The Index may include, and the Fund may acquire and retain, loans of borrowers that are in default. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 4.38%. On a net asset value (“NAV”) basis, the Fund returned 4.72%. During the same time period, the Index returned 6.00%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which was partially offset by a positive impact from the Fund’s sampling methodology. The Fund’s allocation to cash to manage liquidity, as needed, also resulted in a drag on overall performance. Added to that, during the fiscal year ended August 31, 2021, the Fund had significant inflows and grew in size by approximately 40%. Given the time required to settle purchases of loans by the Fund (upwards of seven days), such inflows were not able to immediately earn interest, leading to a drag on performance versus the Index.

During this same time period, the S&P/LSTA Leveraged Loan Index (the “Benchmark Index”) returned 8.39%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,500 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S leveraged loan market.

The majority of the Fund’s underperformance, on a NAV basis, relative to the Benchmark Index during the period can be attributed to the Fund’s fees and operating expenses as well as higher average credit quality of the Fund’s holdings versus those of the Benchmark Index during the period.

For the fiscal year ended August 31, 2021, the health care industry contributed most significantly to the Fund’s return, followed by the business equipment & services and electronics/electrical industries. The radio & television industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Envision Healthcare Corp., Term Loan, a health care company (portfolio average weight of 1.47%), and William Morris Endeavor Entertainment LLC, First Lien Term Loan, a leisure goods, activities & movies company (portfolio average weight of 0.86%). Positions that detracted most significantly from the Fund’s return included Diamond Sports Holdings LLC, Term Loan B, a radio & television company (portfolio average weight of 0.79%), and T-Mobile USA, Inc., Term Loan B, a telecommunications company (no longer held at fiscal year-end).

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of August 31, 2021
Baa1	0.97
Baa2	1.35
Baa3	5.97
Ba1	8.93
Ba2	8.91
Ba3	12.67
B1	24.30
B2	23.14
B3	4.91
Caa1	2.10
Caa2	0.69
NR	1.84
Money Market Fund Plus Other Assets Less Liabilities	4.22

*

Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.

5

Invesco Senior Loan ETF (BKLN) (continued)

Top Ten Fund Holdings* (% of the Fund's Net Assets) as of August 31, 2021
Security
Peraton Corp., First Lien Term Loan B, 4.50%, 02/01/2028	1.81
Dell International LLC, Term Loan B, 2.00%, 09/19/2025	1.55
Charter Communications Operating LLC, Term Loan B-2, 1.84%, 02/01/2027	1.52
United Airlines, Inc., Term Loan B, 4.50%, 05/01/2028	1.50
Envision Healthcare Corp., Term Loan, 3.84%, 10/10/2025	1.46
athenahealth, Inc., Term Loan B, 4.38%, 02/11/2026	1.45
CenturyLink, Inc., Term Loan B, 2.33%, 03/15/2027	1.43
Caesars Resort Collection LLC, Term Loan B, 2.83%, 12/23/2024	1.43
Bass Pro Group LLC, Term Loan B, 5.00%, 02/26/2028	1.42
Western Digital Corp., Term Loan A-1, 1.59%, 02/27/2023	1.35
Total	14.92

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P/LSTA U.S. Leveraged Loan 100 Index	6.00%	3.94%	12.28%	4.25%	23.14%	4.61%	56.93%	3.85%	48.63%
S&P/LSTA Leveraged Loan Index	8.39	4.16	13.00	4.63	25.39	4.89	61.22	4.25	54.71
Fund
NAV Return	4.72	2.75	8.47	3.09	16.45	3.75	44.49	3.07	37.36
Market Price Return	4.38	2.85	8.79	3.08	16.36	3.85	45.96	3.03	36.73

6

Invesco Senior Loan ETF (BKLN) (continued)

Fund Inception: March 3, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.67% (0.65% after fee waiver) includes the unitary management fee of 0.65% and acquired fund fees and expenses of 0.02%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility and the financial health of the institution providing the credit facility; (4) the relationship between the Fund’s portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of the Fund’s portfolio. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

•	The Fund’s investment strategy remained appropriate for an open-end fund;

•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Fund did not breach the 15% limit on Illiquid Investments; and

•	The Committee had established an HLIM for the Fund and the Fund complied with its HLIM.

8

Invesco Senior Loan ETF (BKLN)

August 31, 2021

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Variable Rate Senior Loan Interests-92.45%(a)(b)
Aerospace & Defense-2.64%
Peraton Corp., First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	02/01/2028	$113,500	$113,689,171
TransDigm, Inc., Term Loan F (1 mo. USD LIBOR + 2.25%)	2.33%	12/09/2025	53,080	52,319,631

				166,008,802

Air Transport-4.43%
AAdvantage Loyalty IP Ltd., Term Loan B (3 mo. USD LIBOR + 4.75%)	5.50%	03/15/2028	56,205	57,947,882
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Term Loan (3 mo. USD LIBOR + 5.25%)	6.25%	06/21/2027	61,221	65,055,400
SkyMiles IP Ltd., Term Loan (3 mo. USD LIBOR + 3.75%)	4.75%	10/01/2027	57,185	60,705,629
United Airlines, Inc., Term Loan B (3 mo. USD LIBOR + 3.75%)	4.50%	05/01/2028	94,304	94,646,833

				278,355,744

Automotive-1.19%
Panther BF Aggregator 2 L.P., Term Loan (Canada) (1 mo. USD LIBOR + 3.25%)	3.33%	04/30/2026	75,306	74,631,639

Beverage & Tobacco-0.83%
Triton Water Holdings, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	4.00%	03/12/2028	52,289	52,004,138

Building & Development-2.83%
DTZ U.S. Borrower LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	2.84%	08/21/2025	38,179	37,826,295
Pisces Midco, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	03/26/2028	52,056	51,950,291
Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.50%)	2.58%	02/01/2027	48,911	48,398,051
White Cap Buyer LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	4.50%	10/31/2027	39,789	39,857,309

				178,031,946

Business Equipment & Services-9.77%
Allied Universal Holdco LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	4.25%	05/12/2028	60,472	60,544,409
Asurion LLC
Second Lien Term Loan B-4 (1 mo. USD LIBOR + 5.25%)	5.34%	01/15/2029	45,000	44,850,150
Term Loan B-8 (1 mo. USD LIBOR + 3.25%)	3.34%	12/31/2026	76,108	74,728,733
Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	06/21/2024	53,508	52,913,896
Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	3.50%	03/01/2024	76,622	76,540,788
Dun & Bradstreet Corp. (The), Term Loan (1 mo. USD LIBOR + 3.25%)	3.34%	02/06/2026	57,547	57,178,335
Endure Digital, Inc. (Eagle Company), Term Loan B (3 mo. USD LIBOR + 3.50%)	4.25%	02/01/2028	46,000	45,748,610
Genesys Telecom Holdings, U.S., Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	12/01/2027	53,137	53,308,354
Prime Security Services Borrower LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	3.50%	09/23/2026	32,453	32,435,113
Red Ventures LLC (New Imagitas, Inc.), Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	2.58%	11/08/2024	5,361	5,311,579
Solera, Term Loan B (3 mo. USD LIBOR + 4.00%)	4.50%	06/02/2028	64,254	64,282,044
Trans Union LLC, Term Loan B-5 (1 mo. USD LIBOR + 1.75%)	1.84%	11/16/2026	15,152	15,024,512
West Corp., Term Loan B (3 mo. USD LIBOR + 4.00%)	5.00%	10/10/2024	32,890	31,851,370

				614,717,893

Cable & Satellite Television-6.59%
Charter Communications Operating LLC
Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	1.84%	04/30/2025	27,797	27,732,291
Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	1.84%	02/01/2027	96,712	95,805,251
CSC Holdings LLC
Term Loan (1 mo. USD LIBOR + 2.25%)	2.35%	07/17/2025	69,786	68,932,370
Term Loan (1 mo. USD LIBOR + 2.50%)	2.60%	04/15/2027	50,049	49,548,535
Numericable-SFR S.A., Incremental Term Loan B-13 (France) (3 mo. USD LIBOR + 4.00%)	4.12%	08/14/2026	39,954	39,912,836
Telenet Financing USD LLC, Term Loan AR (1 mo. USD LIBOR + 2.00%)	2.10%	04/15/2028	39,470	38,923,529
Virgin Media Bristol LLC, Term Loan N (United Kingdom) (1 mo. USD LIBOR + 2.50%)	2.60%	01/31/2028	55,319	54,815,792
Ziggo Secured Finance Partnership, Term Loan I (1 mo. USD LIBOR + 2.50%)	2.60%	04/15/2028	39,140	38,781,351

				414,451,955

Chemicals & Plastics-1.10%
AkzoNobel Chemicals, Term Loan (1 mo. USD LIBOR + 2.75%)	2.84%	10/01/2025	69,833	69,166,463

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

Invesco Senior Loan ETF (BKLN)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Containers & Glass Products-1.04%
Berry Global, Inc., Term Loan Z (2 mo. USD LIBOR + 1.75%)	1.85%	07/01/2026	$65,716	$65,222,832

Drugs-4.33%
Amneal Pharmaceuticals LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	3.63%	05/04/2025	51,803	51,155,571
Bausch Health Americas, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	3.08%	06/02/2025	57,801	57,656,057
Grifols Worldwide Operations USA, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	2.08%	11/15/2027	49,543	48,945,374
Jazz Pharmaceuticals, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	4.00%	04/21/2028	51,100	51,173,839
Pharmaceutical Product Development, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	2.50%	01/06/2028	63,839	63,742,074

				272,672,915

Electronics & Electrical-14.50%
Boxer Parent Co., Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	3.84%	10/02/2025	56,759	56,463,519
CommScope, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	3.33%	04/06/2026	51,150	50,644,779
CoreLogic, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	4.00%	06/02/2028	64,700	64,548,278
Dell International LLC
Term Loan A-6 (1 mo. USD LIBOR + 1.75%)	1.84%	03/13/2024	25,875	25,919,505
Term Loan B (1 mo. USD LIBOR + 1.75%)	2.00%	09/19/2025	97,390	97,473,641
Finastra USA, Inc., First Lien Term Loan (United Kingdom) (3 mo. USD LIBOR + 3.50%)	4.50%	06/13/2024	65,442	64,742,418
Hyland Software, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.25%	07/01/2024	51,665	51,770,760
LogMeIn, Term Loan B (1 mo. USD LIBOR + 4.75%)	4.85%	08/28/2027	6,689	6,676,132
MA FinanceCo. LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.75%)	2.84%	06/21/2024	6,624	6,557,756
McAfee Enterprise, Term Loan B (c)	-	05/03/2028	24,922	24,891,396
McAfee LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	3.83%	09/30/2024	48,580	48,644,054
Micro Holding L.P., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	3.59%	09/13/2024	49,291	49,089,274
Proofpoint, Inc., Term Loan B (c)	-	06/10/2028	21,621	21,517,205
RealPage, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	3.75%	02/15/2028	47,938	47,719,209
Seattle Spinco, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	2.84%	06/21/2024	44,719	44,272,258
TIBCO Software, Inc., Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	3.85%	06/30/2026	52,487	52,191,982
Ultimate Software Group, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	3.83%	05/04/2026	37,311	37,377,081
Incremental Term Loan B (3 mo. USD LIBOR + 3.25%)	4.00%	05/01/2026	76,028	76,178,157
Western Digital Corp., Term Loan A-1 (3 mo. USD LIBOR + 1.50%)	1.59%	02/27/2023	84,955	85,035,035

				911,712,439

Financial Intermediaries-0.88%
Citadel Securities LP, Term Loan B (1 mo. USD LIBOR + 2.50%)	2.59%	02/15/2028	56,372	55,697,591

Food Products-0.81%
Froneri International PLC, Term Loan B-2 (United Kingdom) (1 mo. USD LIBOR + 2.25%)	2.34%	01/29/2027	51,618	50,904,899

Food Service-2.98%
IRB Holding Corp.
First Lien Term Loan B (3 mo. USD LIBOR + 3.25%)	4.25%	12/01/2027	49,681	49,732,572
Term Loan B (3 mo. USD LIBOR + 2.75%)	3.75%	02/05/2025	53,202	53,099,864
New Red Finance, Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	1.83%	11/19/2026	86,134	84,779,256

				187,611,692

Health Care-11.80%
athenahealth, Inc., Term Loan B (3 mo. USD LIBOR + 4.25%)	4.38%	02/11/2026	90,989	91,415,304
DaVita HealthCare Partners, Inc., Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	1.84%	08/12/2026	55,697	55,440,192
Elanco Animal Health, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	1.85%	07/30/2027	84,132	82,787,574
Envision Healthcare Corp., Term Loan (1 mo. USD LIBOR + 3.75%)	3.84%	10/10/2025	103,667	91,707,600
Gainwell Holding Corp., Term Loan B (3 mo. USD LIBOR + 4.00%)	4.75%	10/01/2027	76,447	76,781,857
ICON PLC
Term Loan (Ireland) (1 mo. USD LIBOR + 2.50%)	3.00%	06/16/2028	6,917	6,919,835
Term Loan (Luxembourg) (1 mo. USD LIBOR + 2.50%)	3.00%	06/16/2028	27,762	27,773,699
LifePoint Health, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	3.84%	11/16/2025	60,616	60,254,034
Organon & Co., Term Loan B (3 mo. USD LIBOR + 3.00%)	3.50%	04/08/2028	43,502	43,701,577
PAREXEL International Corp., Term Loan B (c)	-	08/31/2028	17,913	17,926,110
Sunshine Luxembourg VII S.a.r.l., Term Loan (Switzerland) (3 mo. USD LIBOR + 3.75%)	4.50%	10/01/2026	59,924	60,066,335

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

Invesco Senior Loan ETF (BKLN)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Health Care-(continued)
Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	3.75%	02/06/2024	$53,387	$52,103,636
Verscend Holding Corp., Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	4.09%	08/07/2025	74,995	74,995,385

				741,873,138

Industrial Equipment-0.88%
Thyssenkrupp Elevators (Vertical Midco GmbH), Term Loan B (Germany) (3 mo. USD LIBOR + 3.50%)	4.00%	07/30/2027	55,300	55,343,189

Insurance-3.51%
Acrisure LLC, Term Loan (2 mo. USD LIBOR + 3.50%)	3.61%	01/31/2027	71,127	70,249,553
AmWINS Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	3.00%	02/17/2028	5,955	5,906,232
HUB International Ltd., Term Loan (3 mo. USD LIBOR + 2.75%)	2.88%	04/25/2025	64,010	63,351,804
Sedgwick Claims Management Services, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	3.33%	12/31/2025	34,152	33,776,796
USI, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	3.15%	05/16/2024	47,549	47,203,868

				220,488,253

Leisure Goods, Activities & Movies-3.20%
Alpha Topco Ltd., Term Loan B (United Kingdom) (1 mo. USD LIBOR + 2.50%)	3.50%	02/01/2024	57,052	56,916,370
Crown Finance US, Inc., Term Loan (3 mo. USD LIBOR + 2.50%)	3.50%	02/28/2025	55,750	43,687,869
UFC Holdings LLC, Term Loan B-3 (3 mo. USD LIBOR + 2.75%)	3.50%	04/29/2026	46,506	46,281,311
William Morris Endeavor Entertainment LLC, First Lien Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	2.84%	05/16/2025	55,786	54,452,100

				201,337,650

Lodging & Casinos-4.82%
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	2.83%	12/23/2024	90,496	89,868,788
Golden Nugget, Inc., Term Loan B (2 mo. USD LIBOR + 2.50%)	3.25%	10/04/2023	58,899	58,582,267
Hilton Worldwide Finance LLC, Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	1.83%	06/22/2026	49,005	48,545,450
Scientific Games International, Inc., Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	2.83%	08/14/2024	72,096	71,559,380
Stars Group (US) Co-Borrower LLC, Term Loan (3 mo. USD LIBOR + 2.25%)	2.40%	07/10/2025	35,000	34,865,600

				303,421,485

Oil & Gas-0.86%
Blackstone CQP Holdco, Term Loan B (3 mo. USD LIBOR + 3.75%)	4.25%	05/26/2028	49,000	48,697,670
Buckeye Partners L.P., Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	2.35%	11/02/2026	5,170	5,120,567

				53,818,237

Radio & Television-1.86%
Diamond Sports Holdings LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	3.34%	08/24/2026	62,274	39,232,915
Directv Financing LLC, Term Loan B (1 mo. USD LIBOR + 5.00%)	5.75%	07/25/2027	25,000	25,025,500
Nexstar Broadcasting, Inc., Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	2.60%	09/18/2026	52,805	52,623,066

				116,881,481

Rail Industries-0.81%
Genesee & Wyoming, Inc., Term Loan (3 mo. USD LIBOR + 2.00%)	2.15%	12/30/2026	51,681	51,196,757

Retailers (except Food & Drug)-3.37%
Bass Pro Group LLC, Term Loan B (3 mo. USD LIBOR + 4.25%)	5.00%	02/26/2028	88,608	89,050,700
Harbor Freight Tools USA, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	10/15/2027	59,190	59,048,665
PetSmart, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	4.50%	02/11/2028	38,928	39,037,141
Pilot Travel Centers LLC, Term Loan B (3 mo. USD LIBOR + 2.00%)	2.09%	07/31/2028	25,000	24,854,250

				211,990,756

Telecommunications-5.18%
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	2.33%	03/15/2027	90,938	89,971,986
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.83%	03/01/2027	60,442	59,648,856
Rackspace Hosting, Inc., First Lien Term Loan B (3 mo. USD LIBOR + 2.75%)	3.50%	02/15/2028	1,975	1,957,205
Radiate Holdco LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	09/10/2026	53,321	53,269,939
SBA Senior Finance II LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	1.84%	04/11/2025	39,614	39,294,538
Zayo Group LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.08%	03/09/2027	82,633	81,675,624

				325,818,148

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco Senior Loan ETF (BKLN)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utilities-2.24%
Brookfield WEC Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	08/01/2025	$58,718	$58,286,790
Pacific Gas and Electric Co., Term Loan B (3 mo. USD LIBOR + 3.00%)	3.50%	07/01/2025	40,005	38,471,290
Vistra Operations Co. LLC, Incremental Term Loan (1 mo. USD LIBOR + 1.75%)	1.83%	12/31/2025	44,617	44,114,835

				140,872,915

Total Variable Rate Senior Loan Interests (Cost $5,774,542,642)				5,814,232,957

U.S. Dollar Denominated Bonds & Notes-3.33%

Aerospace & Defense-0.20%
TransDigm, Inc.(d)	6.25%	03/15/2026	12,081	12,715,253

Airlines-0.32%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(d)	5.50%	04/20/2026	7,296	7,699,104
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(d)	5.75%	04/20/2029	4,378	4,733,581
United Airlines, Inc.(d)	4.38%	04/15/2026	1,895	1,969,625
United Airlines, Inc.(d)	4.63%	04/15/2029	5,478	5,691,505

				20,093,815

Commercial Services & Supplies-0.34%
ADT Security Corp. (The)(d)	4.13%	08/01/2029	4,796	4,795,904
Prime Security Services Borrower LLC/Prime Finance, Inc.(d)	5.75%	04/15/2026	15,160	16,419,607

				21,215,511

Diversified Telecommunication Services-0.59%
Altice France S.A. (France)(d)	5.13%	07/15/2029	13,405	13,569,479
CommScope, Inc.(d)	6.00%	03/01/2026	7,690	8,077,961
CommScope, Inc.(d)	4.75%	09/01/2029	3,634	3,684,712
Lumen Technologies, Inc.(d)	4.00%	02/15/2027	3,000	3,082,500
Zayo Group Holdings, Inc.(d)	4.00%	03/01/2027	9,000	8,909,775

				37,324,427

Electric Utilities-0.27%
PG&E Corp	5.00%	07/01/2028	7,000	6,957,545
PG&E Corp	5.25%	07/01/2030	7,000	6,904,450
Vistra Operations Co. LLC(d)	4.30%	07/15/2029	3,000	3,238,846

				17,100,841

Food & Staples Retailing-0.04%
PetSmart, Inc./PetSmart Finance Corp.(d)	4.75%	02/15/2028	2,369	2,469,683

Hotels, Restaurants & Leisure-0.50%
1011778 BC ULC/New Red Finance, Inc. (Canada)(d)	3.88%	01/15/2028	13,000	13,178,750
1011778 BC ULC/New Red Finance, Inc. (Canada)(d)	3.50%	02/15/2029	5,000	4,981,925
Caesars Resort Collection LLC/CRC Finco, Inc.(d)	5.75%	07/01/2025	3,000	3,153,750
Scientific Games International, Inc.(d)	5.00%	10/15/2025	9,900	10,195,020

				31,509,445

Insurance-0.12%
Acrisure LLC/Acrisure Finance, Inc.(d)	4.25%	02/15/2029	7,282	7,218,428

Interactive Media & Services-0.25%
Diamond Sports Group LLC/Diamond Sports Finance Co., (Acquired 01/06/2021 - 03/01/2021; Cost $1,657,147)(d)(e)	5.38%	08/15/2026	2,241	1,489,032
Rackspace Technology Global, Inc.(d)	3.50%	02/15/2028	15,000	14,419,050

				15,908,082

Machinery-0.05%
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany)(d)	5.25%	07/15/2027	3,000	3,173,460

Media-0.29%
Virgin Media Secured Finance PLC (United Kingdom)(d)	4.50%	08/15/2030	9,000	9,139,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco Senior Loan ETF (BKLN)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Media-(continued)
Ziggo B.V. (Netherlands)(d)	5.50%	01/15/2027	$6,000	$6,209,040
Ziggo B.V. (Netherlands)(d)	4.88%	01/15/2030	3,000	3,094,320

				18,443,310

Pharmaceuticals-0.05%
Organon & Co./Organon Foreign Debt Co-Issuer B.V.(d)	4.13%	04/30/2028	2,832	2,925,314

Real Estate Management & Development-0.17%
Cushman & Wakefield US Borrower LLC(d)	6.75%	05/15/2028	10,000	10,841,600

Specialty Retail-0.10%
Dell International LLC/EMC Corp.	5.30%	10/01/2029	5,000	6,094,554

Technology Hardware, Storage & Peripherals-0.04%
Western Digital Corp.	4.75%	02/15/2026	2,000	2,236,160

Total U.S. Dollar Denominated Bonds & Notes (Cost $207,295,771)				209,269,883

			Shares
Money Market Funds-7.09%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(f)(g) (Cost $446,146,569)			446,146,569	446,146,569

TOTAL INVESTMENTS IN SECURITIES-102.87% (Cost $6,427,984,982)				6,469,649,409
OTHER ASSETS LESS LIABILITIES-(2.87)%				(180,402,635)

NET ASSETS-100.00%				$6,289,246,774

Investment Abbreviations:

LIBOR-London Interbank Offered Rate

USD    -U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco Senior Loan ETF (BKLN)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(b)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(c)	This variable rate interest will settle after August 31, 2021, at which time the interest rate will be determined.
(d)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $187,077,174, which represented 2.97% of the Fund’s Net Assets.

(e)	Restricted security. The value of this security at August 31, 2021 represented less than 1% of the Fund’s Net Assets.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$8,057,137,647	$(7,610,991,078)	$-	$-	$446,146,569	$148,337
Invesco Premier U.S. Government Money Portfolio, Institutional Class	483,816,237	996,889,841	(1,480,706,078)	-	-	-	4,544

Total	$483,816,237	$9,054,027,488	$(9,091,697,156)	$-	$-	$446,146,569	$152,881

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Statement of Assets and Liabilities

August 31, 2021

Invesco Senior Loan ETF (BKLN)
Assets:
Unaffiliated investments in securities, at value	$6,023,502,840
Affiliated investments in securities, at value	446,146,569
Cash	4,159,847
Receivable for:
Dividends and interest	15,202,757
Investments sold	188,434,992
Fund shares sold	73,013,026
Investments matured, at value	64,190

Total assets	6,750,524,221

Liabilities:
Payable for:
Investments purchased	457,848,541
Accrued unitary management fees	3,428,906

Total liabilities	461,277,447

Net Assets	$6,289,246,774

Net assets consist of:
Shares of beneficial interest	$7,111,950,125
Distributable earnings (loss)	(822,703,351)

Net Assets	$6,289,246,774

Shares outstanding (unlimited amount authorized, $ 0.01 par value)	284,200,000
Net asset value	$22.13

Market price	$22.15

Unaffiliated investments in securities, at cost	$5,981,838,413

Affiliated investments in securities, at cost	$446,146,569

Investments matured, at cost	$58,354

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Statement of Operations

For the year ended August 31, 2021

Invesco Senior Loan ETF (BKLN)
Investment income:
Interest income	$207,776,345
Unaffiliated dividend income	3,780
Affiliated dividend income	152,881

Total investment income	207,933,006

Expenses:
Unitary management fees	36,319,736
Tax expenses	645
Other expenses	36,263

Total expenses	36,356,644

Less: Waivers	(366,274)

Net expenses	35,990,370

Net investment income	171,942,636

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investments	(45,804,588)

Change in net unrealized appreciation on unaffiliated investment securities	82,836,777

Net realized and unrealized gain	37,032,189

Net increase in net assets resulting from operations	$208,974,825

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Statement of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	Invesco Senior Loan ETF (BKLN)
	2021	2020
Operations:
Net investment income	$171,942,636	$199,249,293
Net realized gain (loss)	(45,804,588)	(211,684,130)
Change in net unrealized appreciation	82,836,777	15,798,019

Net increase in net assets resulting from operations	208,974,825	3,363,182

Distributions to Shareholders from:
Distributable earnings	(173,598,262)	(197,593,666)
Return of capital	(5,490,954)	-

Total distributions to shareholders	(179,089,216)	(197,593,666)

Shareholder Transactions:
Proceeds from shares sold	4,875,251,293	4,108,541,862
Value of shares repurchased	(3,123,795,601)	(3,839,126,252)
Transaction fees	8,081,009	22,694,518

Net increase in net assets resulting from share transactions	1,759,536,701	292,110,128

Net increase in net assets	1,789,422,310	97,879,644

Net assets:
Beginning of year	4,499,824,464	4,401,944,820

End of year	$6,289,246,774	$4,499,824,464

Changes in Shares Outstanding:
Shares sold	219,800,000	186,800,000
Shares repurchased	(141,800,000)	(175,600,000)
Shares outstanding, beginning of year	206,200,000	195,000,000

Shares outstanding, end of year	284,200,000	206,200,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Financial Highlights

Invesco Senior Loan ETF (BKLN)

	Years Ended August 31,						Ten Months Ended August 31, 2018		Years Ended October 31,
	2021		2020		2019				2017		2016
Per Share Operating Performance:
Net asset value at beginning of period	$21.82		$22.57		$23.11		$23.15		$23.16		$23.05

Net investment income(a)	0.68		0.93		1.07		0.77		0.82		0.99
Net realized and unrealized gain (loss) on investments	0.31		(0.88)		(0.53)		(0.08)		(0.02)		0.15

Total from investment operations	0.99		0.05		0.54		0.69		0.80		1.14

Distributions to shareholders from:
Net investment income	(0.69)		(0.91)		(1.12)		(0.74)		(0.82)		(0.99)
Return of capital	(0.02)		-		(0.02)		-		-		(0.08)

Total distributions	(0.71)		(0.91)		(1.14)		(0.74)		(0.82)		(1.07)

Transaction fees(a)	0.03		0.11		0.06		0.01		0.01		0.04

Net asset value at end of period	$22.13		$21.82		$22.57		$23.11		$23.15		$23.16

Market price at end of period(b)	$22.15		$21.91		$22.61		$23.05		$23.12		$23.19

Net Asset Value Total Return(c)	4.72%		0.80%		2.68%		3.07%		3.54%		5.32%
Market Price Total Return(c)	4.38%		1.05%		3.15%		2.93%		3.27%		5.64%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$6,289,247		$4,499,824		$4,401,945		$7,378,227		$8,763,831		$6,458,747
Ratio to average net assets of:
Expenses, after Waivers	0.64	%(d)	0.63	%(d)	0.64	%(d)	0.63	%(d)(e)	0.63	%(d)	0.64%
Expenses, prior to Waivers	0.65	%(d)	0.65	%(d)	0.65	%(d)	0.65	%(d)(e)	0.65	%(d)	0.65%
Net investment income	3.08%		4.22%		4.66%		3.99	%(e)	3.52%		4.33%
Portfolio turnover rate(f)	109%		107%		78%		74%		71%		81%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2021

NOTE 1—Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolio:

Full Name	Short Name
Invesco Senior Loan ETF (BKLN)	“Senior Loan ETF”

The portfolio (the “Fund”) represents a separate series of the Trust. The shares of the Fund are referred to herein as “Shares” or “Fund’s Shares.” The Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of a Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek to track the investment results (before fees and expenses) of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Underlying Index”).

NOTE 2—Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but the Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time

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trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may periodically participate in litigation related to the Fund’s investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s NAV and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the Adviser.

C. Country Determination - For the purposes of presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether the Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other

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criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - The Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, the Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Expenses of the Trust that are excluded from the Fund’s unitary management fee and are directly identifiable to the Fund are applied to the Fund. Expenses of the Trust that are excluded from the Fund’s unitary management fee and are not readily identifiable to the Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.

The Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the payments to Invesco Senior Secured Management, Inc. (the “Sub-Adviser”), set-up fees and commitment fees associated with the line of credit and the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

To the extent the Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value of the interests or securities at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities prior to the settlement date.

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J.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to the Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, the Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Changing U.S. Fixed-Income Market Conditions Risk. The historically low interest rate environment observed over the past several years was created in part by the Federal Reserve Board (“FRB”) keeping the federal funds rates at, near or below zero. In recent years, the FRB began “tapering” its quantitative easing program, leading to fluctuations in the Federal Funds Rate. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the FRB or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in FRB policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, the Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, the Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, the Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

LIBOR Risk. The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a

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desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. Additionally, the Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Risk of Investing in Loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the NAV of the Fund. Although the loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.

Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment, a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the

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participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Sampling Risk. The Fund’s use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which the Fund may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries.

There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods, any of which may impair the Fund’s ability to sell loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods for certain loans may result in cash not being immediately available to the Fund upon sale of the loan. As a result, the Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 3—Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of the Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services, and oversight of the Sub-Adviser.

Pursuant to the Investment Advisory Agreement, the Fund accrues daily and pays monthly to the Adviser an annual unitary management fee of 0.65% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the payments to the Sub-Adviser, set-up fees and commitment fees associated with the line of credit, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except

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for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser from the Fund.

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by the Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to the Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2021, the Adviser waived fees of $366,274.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for the Fund with S&P Dow Jones Indices LLC (the “Licensor”).

The Underlying Index name trademark is owned by the Licensor. This trademark has been licensed to the Adviser for use by the Fund. The Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Fund is not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in the Fund.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.

NOTE 4—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$-	$5,814,232,957	$-	$5,814,232,957
U.S. Dollar Denominated Bonds & Notes	-	209,269,883	-	209,269,883
Money Market Funds	446,146,569	-	-	446,146,569

Total Investments in Securities	446,146,569	6,023,502,840	-	6,469,649,409

Other Investments - Assets
Investments Matured	-	-	64,190	64,190

Total Investments	$446,146,569	$6,023,502,840	$64,190	$6,469,713,599

25

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020:

	2021	2020
Ordinary income*	$173,598,262	$197,593,666
Return of capital	5,490,954	-

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

Net unrealized appreciation (depreciation) — investments	$(33,706,431)
Capital loss carryforward	(788,996,920)
Shares of beneficial interest	7,111,950,125

Total net assets	$6,289,246,774

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for the Fund as of August 31, 2021:

No expiration
Short-Term	Long-Term	Total*
$223,979,515	$565,017,405	$788,996,920

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year August 31, 2021, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were $7,088,277,351 and $5,381,943,193, respectively.

At August 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Aggregate unrealized appreciation of investments	$63,570,421
Aggregate unrealized (depreciation) of investments	(97,276,852)

Net unrealized appreciation (depreciation) of investments	$(33,706,431)

Cost of investments for tax purposes is $6,503,420,030.

NOTE 7–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Fund to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the Fund’s unitary management fee, pays for such compensation for the Fund. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Fund.

NOTE 8–Senior Loan Participation Commitments

The Fund may invest in participations, assignments, or act as a party to the primary lending syndicate of a senior loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a senior loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

During the fiscal year ended August 31, 2021, there were no interests in senior loans purchased by the Fund on a participation basis.

26

NOTE 9–Borrowing

The Fund is a party to a committed line of credit facility with a syndicate administered by State Street Bank and Trust Company, which will expire on May 24, 2022. The Fund may borrow up to the lesser of (1) $725,000,000 or (2) the limits set by its prospectus for borrowings. Prior to May 25, 2021, the Fund could borrow up to the lesser of (1) $675,000,000 or (2) the limits set by its prospectus for borrowings. The Adviser, on behalf of the Fund, pays an upfront fee of 0.10% on the commitment amount and a commitment fee of 0.15% on the amount of the commitment that has not been utilized. In case of borrowings from the line of credit, the Fund pays the associated interest expenses.

During the fiscal year ended August 31, 2021, there were no outstanding borrowings from the line of credit.

NOTE 10–Capital

Shares are issued and redeemed by the Fund only in Creation Units consisting of a specified number of Shares as set forth in the Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. Such transactions are principally permitted in exchange for cash. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for the deposit of delivery of a basket of securities (“Deposit Securities”).

To the extent that the Fund permits transactions in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Fund for creations and redemptions, which are treated as increases in capital.

Transactions in the Fund’s Shares are disclosed in detail in the Statement of Changes in Net Assets.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Senior Loan ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Senior Loan ETF (one of the funds constituting Invesco Exchange-Traded Fund Trust II, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2021, for the ten months in the period ended August 31, 2018 and for each of the two years in the period ended October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended , the changes in its net assets for each of the two years in the period ended August 31, 2021, and the financial highlights for each of the three years in the period ended August 31, 2021, for the ten months in the period ended August 31, 2018 and for each of the two years in the period ended October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 25, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

28

Calculating your ongoing Fund expenses

Example

As a shareholder of the Invesco Senior Loan ETF (the “Fund”), a series of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2021.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the investment companies have varied expenses and fee levels and the Fund may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Senior Loan ETF (BKLN)

Actual	$1,000.00	$1,007.40	0.65%	$3.29

Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.65	3.31

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

29

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

Qualifited Interest Income*	94%
Qualified Dividend Income*	0%
Qualified Business Income*	0%
Corporate Dividends-Received Deduction*	0%
U.S. Treasury Obligations*	0%
Business Interest Income*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	231	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	231	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

31

Trustees and Officers—(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.—1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	231	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

32

Trustees and Officers—(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget—1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	231	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

33

Trustees and Officers—(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008);Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	231	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	231	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

34

Trustees and Officers—(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	231	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

35

Trustees and Officers—(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	231	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	231	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

36

Trustees and Officers—(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	231	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

37

Trustees and Officers—(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO and Fund Administration, InvescoAdvisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

38

Trustees and Officers—(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

39

Trustees and Officers—(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*  This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

40

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 71 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF	Invesco S&P 500® Enhanced Value ETF
Invesco California AMT-Free Municipal Bond ETF	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF
Invesco CEF Income Composite ETF	Invesco S&P 500® High Beta ETF
Invesco China Technology ETF	Invesco S&P 500® High Dividend Low Volatility ETF
Invesco DWA Developed Markets Momentum ETF	Invesco S&P 500® Low Volatility ETF
Invesco DWA Emerging Markets Momentum ETF	Invesco S&P 500 Minimum Variance ETF
Invesco DWA SmallCap Momentum ETF	Invesco S&P 500® Momentum ETF
Invesco Emerging Markets Sovereign Debt ETF	Invesco S&P 500 Revenue ETF
Invesco FTSE International Low Beta Equal Weight ETF	Invesco S&P Emerging Markets Low Volatility ETF
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Invesco S&P Emerging Markets Momentum ETF
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	Invesco S&P International Developed High Dividend Low
Invesco FTSE RAFI Emerging Markets ETF	Volatility ETF
Invesco Fundamental High Yield® Corporate Bond ETF	Invesco S&P International Developed Low Volatility ETF
Invesco Fundamental Investment Grade Corporate Bond ETF	Invesco S&P International Developed Momentum ETF
Invesco Global Clean Energy ETF	Invesco S&P International Developed Quality ETF
Invesco Global Short Term High Yield Bond ETF	Invesco S&P MidCap 400 Revenue ETF
Invesco Global Water ETF	Invesco S&P MidCap Low Volatility ETF
Invesco International BuyBack Achievers™ ETF	Invesco S&P SmallCap 600 Revenue ETF
Invesco International Corporate Bond ETF	Invesco S&P SmallCap Consumer Discretionary ETF
Invesco KBW Bank ETF	Invesco S&P SmallCap Consumer Staples ETF
Invesco KBW High Dividend Yield Financial ETF	Invesco S&P SmallCap Energy ETF
Invesco KBW Premium Yield Equity REIT ETF	Invesco S&P SmallCap Financials ETF
Invesco KBW Property & Casualty Insurance ETF	Invesco S&P SmallCap Health Care ETF
Invesco KBW Regional Banking ETF	Invesco S&P SmallCap High Dividend Low Volatility ETF
Invesco National AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Industrials ETF
Invesco New York AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Information Technology ETF
Invesco Preferred ETF	Invesco S&P SmallCap Low Volatility ETF
Invesco PureBetaSM 0-5 Yr US TIPS ETF	Invesco S&P SmallCap Materials ETF
Invesco PureBetaSM FTSE Developed ex-North America ETF	Invesco S&P SmallCap Quality ETF
Invesco PureBetaSM FTSE Emerging Markets ETF	Invesco S&P SmallCap Utilities & Communication Services ETF
Invesco PureBetaSM MSCI USA ETF	Invesco S&P Ultra Dividend Revenue ETF
Invesco PureBetaSM MSCI USA Small Cap ETF	Invesco Senior Loan ETF
Invesco PureBetaSM US Aggregate Bond ETF	Invesco Taxable Municipal Bond ETF
Invesco Russell 1000 Enhanced Equal Weight ETF	Invesco Treasury Collateral ETF
Invesco Russell 1000 Equal Weight ETF	Invesco Variable Rate Preferred ETF
Invesco Russell 1000 Low Beta Equal Weight ETF	Invesco VRDO Tax-Free ETF

Also at the April 15, 2021 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of

41

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the ten-year period for Invesco VRDO Tax-Free ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for the Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

•	0.04%: Invesco PureBetaSM MSCI USA ETF

•	0.05%: Invesco PureBetaSM US Aggregate Bond ETF

•	0.06%: Invesco PureBetaSM MSCI USA Small Cap ETF

•	0.07%: Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF

•	0.08%: Invesco Treasury Collateral ETF

•	0.10%: Invesco S&P 500 Minimum Variance ETF

•	0.13%: Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

•	0.14%: Invesco PureBetaSM FTSE Emerging Markets ETF

•	0.20%: Invesco Russell 1000 Equal Weight ETF

•	0.22%: Invesco Fundamental Investment Grade Corporate Bond ETF

42

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

•

0.25%: Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free ETF

•	0.28%: Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

•

0.29%: Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

•	0.30%: Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

•

0.35%: Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF

•	0.39%: Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P Ultra Dividend Revenue ETF

•	0.45%: Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF

•	0.49%: Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

•

0.50%: Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

•	0.55%: Invesco International BuyBack Achievers™ ETF

•	0.60%: Invesco DWA SmallCap Momentum ETF

•	0.65%: Invesco Senior Loan ETF

•	0.70%: Invesco China Technology ETF

•	0.75%: Invesco Global Clean Energy ETF, Invesco Global Water ETF

•	0.80%: Invesco DWA Developed Markets Momentum ETF

•	0.90%: Invesco DWA Emerging Markets Momentum ETF

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco 1-30 Laddered Treasury ETF			X
Invesco California AMT-Free Municipal Bond ETF		N/A	X
Invesco CEF Income Composite ETF	X	N/A	X
Invesco China Technology ETF		N/A	X
Invesco DWA Developed Markets Momentum ETF			X

43

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco DWA Emerging Markets Momentum ETF			X
Invesco DWA SmallCap Momentum ETF			X
Invesco Emerging Markets Sovereign Debt ETF			X
Invesco FTSE International Low Beta Equal Weight ETF		X	X
Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF		X	X
Invesco FTSE RAFI Emerging Markets ETF	X		X
Invesco Fundamental High Yield® Corporate Bond ETF		X	X
Invesco Fundamental Investment Grade Corporate Bond ETF			X
Invesco Global Clean Energy ETF		N/A	X
Invesco Global Short Term High Yield Bond ETF	X	N/A	X
Invesco Global Water ETF		X	X
Invesco International BuyBack AchieversTM ETF			X
Invesco International Corporate Bond ETF			X
Invesco KBW Bank ETF	X		X
Invesco KBW High Dividend Yield Financial ETF	X		X
Invesco KBW Premium Yield Equity REIT ETF	X		X
Invesco KBW Property & Casualty Insurance ETF	X		X
Invesco KBW Regional Banking ETF	X		X
Invesco National AMT-Free Municipal Bond ETF			X
Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco Preferred ETF		N/A	X
Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X
Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X
Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X
Invesco PureBetaSM MSCI USA ETF	X	X	X
Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X
Invesco PureBetaSM US Aggregate Bond ETF	X	X	X
Invesco Russell 1000 Enhanced Equal Weight ETF			X
Invesco Russell 1000 Equal Weight ETF	X		X
Invesco Russell 1000 Low Beta Equal Weight ETF			X
Invesco S&P 500 Enhanced Value ETF	X		X
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X
Invesco S&P 500® High Beta ETF	X		X
Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X
Invesco S&P 500® Low Volatility ETF	X		X
Invesco S&P 500 Minimum Variance ETF	X	X	X
Invesco S&P 500 Momentum ETF	X	X	X
Invesco S&P 500 Revenue ETF			X
Invesco S&P Emerging Markets Low Volatility ETF	X		X
Invesco S&P Emerging Markets Momentum ETF	X		X
Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X
Invesco S&P International Developed Low Volatility ETF	X		X
Invesco S&P International Developed Momentum ETF	X	N/A	X
Invesco S&P International Developed Quality ETF	X	N/A	X
Invesco S&P MidCap 400 Revenue ETF			X

44

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco S&P MidCap Low Volatility ETF	X		X
Invesco S&P SmallCap 600 Revenue ETF		X	X
Invesco S&P SmallCap Consumer Discretionary ETF	X		X
Invesco S&P SmallCap Consumer Staples ETF	X		X
Invesco S&P SmallCap Energy ETF	X		X
Invesco S&P SmallCap Financials ETF	X		X
Invesco S&P SmallCap Health Care ETF	X		X
Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X
Invesco S&P SmallCap Industrials ETF	X		X
Invesco S&P SmallCap Information Technology ETF	X		X
Invesco S&P SmallCap Low Volatility ETF	X		X
Invesco S&P SmallCap Materials ETF	X		X
Invesco S&P SmallCap Quality ETF	X		X
Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X
Invesco S&P Ultra Dividend Revenue ETF		X	X
Invesco Senior Loan ETF	X	X	X
Invesco Taxable Municipal Bond ETF		N/A	X
Invesco Treasury Collateral ETF	X		X
Invesco Variable Rate Preferred ETF		X	X
Invesco VRDO Tax-Free ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Clean Energy ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect

45

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 15, 2021. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 12 and April 15, 2021 Board meetings, and Invesco Advisers, Inc., in connection with the April 15, 2021 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

46

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund on the excess cash invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ and other Invesco ETFs’ excess cash invested in the money market funds. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

47

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Fund with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-BKLN-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2021

KBWB  Invesco KBW Bank ETF

KBWD  Invesco KBW High Dividend Yield Financial ETF

KBWY  Invesco KBW Premium Yield Equity REIT ETF

KBWP  Invesco KBW Property & Casualty Insurance ETF

KBWR  Invesco KBW Regional Banking ETF

2

The Market Environment

Domestic Equity

Despite a September selloff, US equity markets posted gains in the third quarter of 2020 as the US Federal Reserve (the Fed) extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new coronavirus (COVID-19) infections in many regions, combined with optimism about progress on a COVID-19 vaccine, further boosted stocks. October 2020 saw increased volatility as COVID-19 infection rates rose to record highs in the US and Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the fourth quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at calendar year-end to 1.63%1 at the August 31, 2021 fiscal year-end. Approval of a third COVID-19 vaccine in February 2021 boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. For both June and July, the Consumer Price Index (CPI) reported a 5.4% increase over the last 12 months, the biggest 12-month increase since August 2008.2 Even with evidence of higher prices, the Fed declined to raise interest rates at its July Federal Open Market Committee (FOMC) meeting. Despite ending the period on an up month, the US stock market saw continued volatility in August due to increasing COVID-19 infection rates in the US and abroad, as well as continued concerns over inflation. For the fiscal year ended August 31, 2021, the S&P 500 Index returned 31.17%.3

[1]	Source: Bloomberg LP
[2]	Source: Bureau of Labor Statistics, July 13, 2021
[3]	Source: Lipper Inc.

3

KBWB	Management’s Discussion of Fund Performance
Invesco KBW Bank ETF (KBWB)

As an index fund, the Invesco KBW Bank ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Bank Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, calculate and maintain the Index, which is a modified-market capitalization-weighted index of companies primarily engaged in U.S. banking activities, as determined by the Index Provider. The Index is designed to track the performance of large national U.S. money centers, regional banks and thrift institutions that are publicly traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 70.75%. On a net asset value (“NAV”) basis, the Fund returned 71.42%. During the same time period, the Index returned 72.12%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as trading costs around portfolio rebalances that the Fund incurred during the period and the Fund holding cash to pay distributions in November, which coincided with overall market gains.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned 56.48%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 65 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the financial sector of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Benchmark Index is broadly diversified across all financial sub-industries and is not concentrated just in the banking sub-industry.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the multi-sector holdings sub-industry during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in and overweight allocation to the regional banks sub-industry, as well as an underweight allocation to the multi-sector holdings sub-industry.

For the fiscal year ended August 31, 2021, the regional banks and diversified banks sub-industries contributed most significantly to the Fund’s return. There were no sub-industries that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Wells Fargo & Co., a diversified banks company (portfolio average weight of 8.19%) and U.S. Bancorp, a diversified banks company (portfolio average weight of 6.99%). There were no positions that detracted from the Fund’s return during the period.

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Regional Banks	43.12
Diversified Banks	39.84
Asset Management & Custody Banks	12.64
Consumer Finance	4.29
Money Market Funds Plus Other Assets Less Liabilities	0.11

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Bank of America Corp.	8.18
Wells Fargo & Co.	8.13
JPMorgan Chase & Co.	8.09
U.S. Bancorp	7.85
Citigroup, Inc.	7.59
State Street Corp.	4.44
Bank of New York Mellon Corp. (The)	4.40
First Republic Bank	4.32
Capital One Financial Corp.	4.29
PNC Financial Services Group, Inc. (The)	4.08
Total	61.37

*	Excluding money market fund holdings.

4

Invesco KBW Bank ETF (KBWB) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
KBW Nasdaq Bank Index	72.12%	8.53%	27.83%	15.09%	101.96%	15.87%	325.60%
S&P 500® Financials Index	56.48	13.23	45.19	16.43	113.93	16.52	349.61
Fund
NAV Return	71.42	8.19	26.64	14.71	98.62	15.47	311.26
Market Price Return	70.75	8.13	26.42	14.68	98.38	15.46	311.05

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

KBWD	Management’s Discussion of Fund Performance
Invesco KBW High Dividend Yield Financial ETF (KBWD)

As an index fund, the Invesco KBW High Dividend Yield Financial ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Financial Sector Dividend Yield Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, maintain and calculate the Index, which is a modified-dividend yield-weighted index of companies principally engaged in the business of providing financial services and products, as determined by the Index Provider. The Index is designed to track the performance of financial companies, which may include business development companies and real estate investment trusts (“REITs”), with competitive dividend yields that are publicly-traded in the U.S.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 62.61%. On a net asset value (“NAV”) basis, the Fund returned 62.77%. During the same time period, the Index returned 63.42%. During the fiscal year, the Fund utilized sampling for certain holdings. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as trading costs around portfolio rebalances that the Fund incurred during the period and the Fund holding cash to pay distributions in November, which coincided with overall market gains. However, such expenses and costs were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned 56.48%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 65 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the financial sector of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the asset management & custody banks sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the financial exchanges & data and multi-sector holdings sub-industries and security selection in the asset management & custody banks sub-industry.

For the fiscal year ended August 31, 2021, the asset management & custody banks sub-industry contributed most significantly to the Fund’s return, followed by the mortgage REITs and regional banks sub-industries, respectively. There were no sub-industries that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Apollo Commercial Real Estate Finance, Inc., a mortgage REITs company (portfolio average weight of 4.12%), and TCG BDC, Inc., an asset management & custody banks company (portfolio average weight of 3.82%). Positions that detracted most significantly from the Fund’s return included Invesco Mortgage Capital Inc., a mortgage REITs company (no longer held at fiscal year-end) and Virtu Financial, Inc., Class A, an investment banking & brokerage company (portfolio average weight of 1.14%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Asset Management & Custody Banks	43.43
Mortgage REITs	32.56
Thrifts & Mortgage Finance	5.54
Regional Banks	4.72
Life & Health Insurance	4.42
Investment Banking & Brokerage	4.37
Sub-Industry Types Each Less Than 3%	4.81
Money Market Funds Plus Other Assets Less Liabilities	0.15

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Orchid Island Capital, Inc.	5.06
FS KKR Capital Corp.	4.44
Chimera Investment Corp.	3.92
Capstead Mortgage Corp.	3.84
TCG BDC, Inc.	3.79
New Mountain Finance Corp.	3.52
Goldman Sachs BDC, Inc.	3.51
ARMOUR Residential REIT, Inc.	3.50
Ares Commercial Real Estate Corp.	3.50
Annaly Capital Management, Inc.	3.44
Total	38.52

*	Excluding money market fund holdings.

6

Invesco KBW High Dividend Yield Financial ETF (KBWD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
KBW Nasdaq Financial Sector Dividend Yield Index	63.42%	4.61%	14.49%	7.63%	44.45%	8.75%	131.34%	8.12%	131.45%
S&P 500® Financials Index	56.48	13.23	45.19	16.43	113.93	15.81	333.79	13.44	287.47
Fund
NAV Return	62.77	4.76	14.96	7.74	45.16	8.58	127.83	7.94	127.21
Market Price Return	62.61	4.75	14.95	7.75	45.21	8.60	128.18	7.95	127.55

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 1.24% includes the unitary management fee of 0.35% and acquired fund fees and expenses of 0.89%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

KBWY	Management’s Discussion of Fund Performance
Invesco KBW Premium Yield Equity REIT ETF (KBWY)

As an index fund, the Invesco KBW Premium Yield Equity REIT ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Premium Yield Equity REIT Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, maintain and calculate the Index, which is a modified-dividend yield-weighted index of domestic equity real estate investment trusts (“REITs”) of small- and mid-capitalization, as determined by the Index Provider. The Index is designed to track the performance of small- and mid-capitalization domestic equity REITs that have competitive dividend yields and are publicly- traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 36.52%. On a net asset value (“NAV”) basis, the Fund returned 36.86%. During the same time period, the Index returned 36.58%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to income received from the securities lending program in which the Fund participates which were offset by the fees and operating expenses that the Fund incurred during the period.

During this same time period, the Dow Jones U.S. Real Estate Index (the “Benchmark Index”) returned 35.36%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 83 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States REIT market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the office REITs sub-industry and most underweight in the specialized REITs sub-industry during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the residential REITs and office REITs sub-industries.

For the fiscal year ended August 31, 2021, the residential REITs sub-industry contributed most significantly to the Fund’s return, followed by the office REITs and retail REITs sub-industries,

respectively. Specialized REITs was the only sub-industry to detract from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Preferred Apartment Communities, Inc., a residential REITs company (portfolio average weight of 4.80%), and Brookfield Property REIT Inc., Class A, a diversified REITs company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included GEO Group Inc., a specialized REITs company (no longer held at fiscal year-end) and Pennsylvania Real Estate Investment Trust, a retail REITs company (no longer held at fiscal year-end).

REIT Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Health Care REITs	21.08
Office REITs	18.30
Diversified REITs	15.53
Residential REITs	15.29
Industrial REITs	12.98
Retail REITs	9.51
Specialized REITs	7.23
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Preferred Apartment Communities, Inc., Class A	5.85
American Finance Trust, Inc.	5.70
City Office REIT, Inc.	4.71
Bluerock Residential Growth REIT, Inc.	4.60
Global Net Lease, Inc.	4.59
Office Properties Income Trust	4.40
Uniti Group, Inc.	4.37
Gladstone Commercial Corp.	4.28
Global Medical REIT, Inc.	4.00
Spirit Realty Capital, Inc.	3.81
Total	46.31

*	Excluding money market fund holdings.

8

Invesco KBW Premium Yield Equity REIT ETF (KBWY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
KBW Nasdaq Premium Yield Equity REIT Index	36.58%	(5.68)%	(16.08)%	(1.33)%	(6.49)%	7.18%	100.05%	6.42%	95.16%
Dow Jones U.S. Real Estate Index	35.36	12.88	43.82	9.59	58.04	11.01	184.29	10.88	203.42
Fund
NAV Return	36.86	(5.41)	(15.36)	(1.30)	(6.34)	6.98	96.38	6.21	91.12
Market Price Return	36.52	(5.43)	(15.43)	(1.34)	(6.53)	6.99	96.59	6.22	91.29

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

KBWP	Management’s Discussion of Fund Performance
Invesco KBW Property & Casualty Insurance ETF (KBWP)

As an index fund, the Invesco KBW Property & Casualty Insurance ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Property & Casualty Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, maintain and calculate the Index, which is a modified-market capitalization-weighted index designed to track the performance of companies primarily engaged in U.S. property and casualty insurance activities, as determined by the Index Provider. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 36.78%. On a net asset value (“NAV”) basis, the Fund returned 37.10%. During the same time period, the Index returned 37.49%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Property & Casualty Index (the “Benchmark Index”) returned 36.31%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 10 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States property and casualty insurance market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the multi-line insurance and reinsurance sub-industries and most underweight in the property & casualty insurance sub-industry during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the multi-line insurance sub-industry.

For the fiscal year ended August 31, 2021, the multi-line insurance sub-industry contributed most significantly to the Fund’s return. There were no sub-industries that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included American International Group, Inc., a multi-line insurance company (portfolio average weight of 8.16%), and American Financial Group, Inc., a multi-line insurance company (portfolio average weight of 4.21%). Positions that detracted most significantly from the Fund’s return included RenaissanceRe Holdings Ltd., a reinsurance company (portfolio average weight of 3.72%) and Kemper Corp., a property & casualty insurance company (portfolio average weight of 3.72%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Property & Casualty Insurance	68.65
Multi-line Insurance	21.88
Reinsurance	9.35
Money Market Funds Plus Other Assets Less Liabilities	0.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Chubb Ltd.	8.54
American International Group, Inc.	8.15
Travelers Cos., Inc. (The)	7.89
Allstate Corp. (The)	7.82
Progressive Corp. (The)	7.68
Selective Insurance Group, Inc.	4.18
Assurant, Inc.	4.17
RLI Corp.	4.09
American Financial Group, Inc.	4.09
Arch Capital Group Ltd.	4.07
Total	60.68

*	Excluding money market fund holdings.

10

Invesco KBW Property & Casualty Insurance ETF (KBWP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
KBW Nasdaq Property & Casualty Index	37.49%	10.92%	36.46%	12.39%	79.32%	16.13%	346.00%	14.31%	320.93%
S&P 500® Property & Casualty Index	36.31	13.17	44.93	14.26	94.75	16.96	378.95	15.01	349.28
Fund
NAV Return	37.10	10.59	35.27	12.03	76.44	15.73	331.13	13.92	305.69
Market Price Return	36.78	10.53	35.03	11.99	76.17	15.74	331.35	13.92	305.51

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

11

KBWR	Management’s Discussion of Fund Performance
Invesco KBW Regional Banking ETF (KBWR)

As an index fund, the Invesco KBW Regional Banking ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the KBW Nasdaq Regional Banking Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Keefe, Bruyette & Woods, Inc. and Nasdaq, Inc. (the “Index Provider”) compile, maintain and calculate the Index, which is a modified-market capitalization-weighted index comprised of companies primarily engaged in U.S. regional banking activities, as determined by the Index Provider. The Index is designed to track the performance of U.S. regional banking and thrift companies that are publicly-traded in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 72.96%. On a net asset value (“NAV”) basis, the Fund returned 73.45%. During the same time period, the Index returned 74.09%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P Composite 1500® Commercial Banks Index (the “Benchmark Index”) returned 68.01%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the United States commercial banking market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to and security selection in the regional banks sub-industry.

For the fiscal year ended August 31, 2021, the regional banks sub-industry contributed most significantly to the Fund’s return. The thrifts & mortgage finance sub-industry detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Signature Bank, a regional banks company (no longer held at fiscal year-end), and East West Bancorp, Inc., a regional banks company (portfolio average weight of 4.10%). There were no detracting positions.

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Regional Banks	93.23
Thrifts & Mortgage Finance	6.57
Money Market Funds Plus Other Assets Less Liabilities	0.20

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
East West Bancorp, Inc.	4.21
Western Alliance Bancorporation	4.20
Commerce Bancshares, Inc.	3.90
Cullen/Frost Bankers, Inc.	3.51
Synovus Financial Corp.	3.10
Pinnacle Financial Partners, Inc.	2.29
New York Community Bancorp, Inc.	2.25
Umpqua Holdings Corp.	2.19
Bank OZK	2.14
First Hawaiian, Inc.	2.13
Total	29.92

*	Excluding money market fund holdings.

12

Invesco KBW Regional Banking ETF (KBWR) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
KBW Nasdaq Regional Banking Index	74.09%	3.65%	11.35%	9.13%	54.75%	13.21%	238.68%
S&P Composite 1500® Commercial Banks Index	68.01	7.99	25.94	14.71	98.58	15.93	327.75
Fund
NAV Return	73.45	3.35	10.38	8.77	52.24	12.83	227.74
Market Price Return	72.96	3.28	10.16	8.72	51.88	12.84	227.79

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

13

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

14

Invesco KBW Bank ETF (KBWB)

August 31, 2021

Schedule of Investments(a)

	Shares	Value

Common Stocks & Other Equity Interests-99.89%
Asset Management & Custody Banks-12.64%
Bank of New York Mellon Corp. (The)	2,376,176	$131,212,438
Northern Trust Corp.	954,365	113,111,340
State Street Corp.	1,422,778	132,190,304

		376,514,082

Consumer Finance-4.29%
Capital One Financial Corp.	769,693	127,745,947

Diversified Banks-39.84%
Bank of America Corp.	5,838,517	243,758,085
Citigroup, Inc.	3,144,389	226,113,013
JPMorgan Chase & Co.	1,506,906	241,029,615
U.S. Bancorp	4,072,049	233,694,892
Wells Fargo & Co.	5,297,333	242,088,118

		1,186,683,723

Regional Banks-43.12%
Citizens Financial Group, Inc.(b)	1,952,953	85,519,812
Comerica, Inc.	640,202	47,317,330
Fifth Third Bancorp(b)	2,936,530	114,113,556
First Horizon Corp.	2,532,673	41,510,510
First Republic Bank	646,328	128,580,492
Huntington Bancshares, Inc.	6,769,496	105,130,273
KeyCorp.	4,449,947	90,422,923
M&T Bank Corp.	589,913	82,593,719
People’s United Financial, Inc.	1,960,679	32,213,956
PNC Financial Services Group, Inc. (The)	635,720	121,486,092
Regions Financial Corp.	4,407,507	90,045,368
Signature Bank	264,963	68,712,855
SVB Financial Group(c)	212,348	118,808,706
Truist Financial Corp.(b)	2,003,101	114,296,943
Zions Bancorporation N.A.	751,091	43,488,169

		1,284,240,704

Total Common Stocks & Other Equity Interests (Cost $2,927,386,395)		2,975,184,456

	Shares	Value

Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $565,597)	565,597	$565,597

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.91% (Cost $2,927,951,992)		2,975,750,053

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.10%
Invesco Private Government Fund, 0.02%(d)(e)(f)	895,708	895,708
Invesco Private Prime Fund, 0.11%(d)(e) (f)	2,089,150	2,089,985

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,985,693)		2,985,693

TOTAL INVESTMENTS IN SECURITIES-100.01% (Cost $2,930,937,685)		2,978,735,746
OTHER ASSETS LESS LIABILITIES-(0.01)%		(433,010)

NET ASSETS-100.00%		$2,978,302,736

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$47,550,613	$(46,985,016)	$-	$-	$565,597	$250
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	4,182,496	(4,182,496)	-	-	-	3

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco KBW Bank ETF (KBWB)–(continued)

August 31, 2021

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$84,885,308	$(83,989,600)	$-	$-	$895,708	$299	*
Invesco Private Prime Fund	-	151,555,549	(149,465,564)	-	-	2,089,985	4,455	*

Total	$-	$288,173,966	$(284,622,676)	$-	$-	$3,551,290	$5,007

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco KBW High Dividend Yield Financial ETF (KBWD)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.85%
Asset Management & Custody Banks-43.43%
Apollo Global Management, Inc.(b)	109,764	$6,561,692
Apollo Investment Corp.(b)	1,100,691	15,134,501
Ares Capital Corp.(b)	759,780	15,119,622
Artisan Partners Asset Management, Inc., Class A	242,848	12,618,382
Bain Capital Specialty Finance, Inc.(b)	962,163	14,557,526
BlackRock TCP Capital Corp.	980,829	14,016,046
Franklin Resources, Inc.(b)	172,676	5,601,610
FS KKR Capital Corp.	895,032	20,666,289
Goldman Sachs BDC, Inc.(b)	856,373	16,322,469
Hercules Capital, Inc.(b)	799,093	13,504,672
Janus Henderson Group PLC(b)	184,889	8,016,787
New Mountain Finance Corp.	1,224,729	16,374,627
Newtek Business Services Corp.(b)	405,147	11,757,366
Prospect Capital Corp.(b)	1,797,994	14,276,072
TCG BDC, Inc.	1,271,701	17,625,776

		202,153,437

Consumer Finance-1.72%
Navient Corp.	345,931	8,029,059

Investment Banking & Brokerage-4.37%
Lazard Ltd., Class A	152,395	7,223,523
Moelis & Co., Class A	137,669	8,528,595
Virtu Financial, Inc., Class A	186,788	4,572,570

		20,324,688

Life & Health Insurance-4.42%
Principal Financial Group, Inc.	102,973	6,879,626
Prudential Financial, Inc.	72,504	7,676,723
Unum Group	225,682	6,007,655

		20,564,004

Mortgage REITs-32.56%
Annaly Capital Management, Inc.(b)	1,843,270	16,018,016
Apollo Commercial Real Estate Finance, Inc.(b)	1,028,861	15,998,789
Arbor Realty Trust, Inc.(b)	735,797	13,450,369
Ares Commercial Real Estate Corp.	1,032,484	16,292,598
ARMOUR Residential REIT, Inc.(b)	1,502,397	16,316,031
Capstead Mortgage Corp.,(Acquired 12/18/2020 - 08/27/2021; Cost $15,676,429)(c)	2,595,891	17,885,689
Chimera Investment Corp.	1,190,052	18,231,597
Orchid Island Capital, Inc.(b)	4,692,311	23,555,401
Starwood Property Trust, Inc.(b)	536,066	13,830,503

		151,578,993

	Shares	Value

Property & Casualty Insurance-1.45%
Mercury General Corp.	112,826	$6,736,840

Regional Banks-4.72%
Flushing Financial Corp.	277,446	6,361,837
Heritage Commerce Corp.	666,910	7,516,075
Umpqua Holdings Corp.	416,272	8,104,816

		21,982,728

Thrifts & Mortgage Finance-5.54%
New York Community Bancorp, Inc.(b)	854,183	10,694,371
Northwest Bancshares, Inc.	719,820	9,372,057
Provident Financial Services, Inc.	260,158	5,741,687

		25,808,115

Trading Companies & Distributors-1.64%
Triton International Ltd. (Bermuda)	139,753	7,647,284

Total Common Stocks & Other Equity Interests
(Cost $385,336,868)		464,825,148

Money Market Funds-0.01%
Invesco Government & Agency Portfolio,
Institutional Class, 0.03%(d)(e)
(Cost $52,479)	52,479	52,479

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-99.86% (Cost $385,389,347)		464,877,627

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-20.26%
Invesco Private Government Fund, 0.02%(d)(e)(f)	28,288,827	28,288,827
Invesco Private Prime Fund, 0.11%(d)(e)(f)	65,980,870	66,007,263

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $94,296,089)		94,296,090

TOTAL INVESTMENTS IN SECURITIES-120.12%
(Cost $479,685,436)		559,173,717
OTHER ASSETS LESS LIABILITIES-(20.12)%		(93,676,622)

NET ASSETS-100.00%		$465,497,095

Investment Abbreviations:

REIT-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco KBW High Dividend Yield Financial ETF (KBWD)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)	Restricted security. The value of this security at August 31, 2021 represented 3.84% of the Fund’s Net Assets.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Invesco Ltd.	$5,421,198	$559,445	$(9,163,740)	$2,908,647	$274,450	$-	$65,434
Invesco Mortgage Capital, Inc.	19,278,960	175,369	(19,069,236)	12,014,743	(12,399,836)	-	32,218
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	23,252,279	(23,199,800)	-	-	52,479	90
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	1,208,725	(1,208,725)	-	-	-	-
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	44,488,963	165,341,020	(181,541,156)	-	-	28,288,827	4,040	*
Invesco Private Prime Fund	14,834,602	259,644,355	(208,474,098)	2	2,402	66,007,263	28,886	*

Total	$84,023,723	$450,181,193	$(442,656,755)	$14,923,392	$(12,122,984)	$94,348,569	$130,668

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco KBW Premium Yield Equity REIT ETF (KBWY)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Diversified REITs-15.53%
Essential Properties Realty Trust, Inc.	336,640	$10,910,502
Gladstone Commercial Corp.(b)	662,921	15,001,902
Global Net Lease, Inc.	945,523	16,073,891
Washington REIT(b)	493,048	12,395,227

		54,381,522

Health Care REITs-21.08%
CareTrust REIT, Inc.	449,490	9,884,285
Global Medical REIT, Inc.(b)	908,779	14,013,372
LTC Properties, Inc.	341,342	11,779,712
National Health Investors, Inc.(b)	217,955	13,038,068
Physicians Realty Trust(b)	643,250	11,906,558
Sabra Health Care REIT, Inc.	822,292	13,156,672

		73,778,667

Industrial REITs-12.98%
Industrial Logistics Properties Trust	483,048	13,250,007
Lexington Realty Trust(b)	644,773	8,723,779
Plymouth Industrial REIT, Inc.	526,949	12,414,918
STAG Industrial, Inc.	261,325	11,040,981

		45,429,685

Office REITs-18.30%
Brandywine Realty Trust(b)	883,515	12,263,188
City Office REIT, Inc.	1,031,831	16,478,341
Columbia Property Trust, Inc.	631,063	10,551,373
Office Properties Income Trust	580,986	15,413,559
SL Green Realty Corp.	133,280	9,340,263

		64,046,724

Residential REITs-15.29%
Bluerock Residential Growth REIT, Inc.(b)(c)	1,479,453	16,111,243
Independence Realty Trust, Inc.(b)	378,139	7,744,287
Preferred Apartment Communities, Inc., Class A	1,641,221	20,482,438
UMH Properties, Inc.	388,252	9,201,573

		53,539,541

	Shares	Value
Retail REITs-9.51%
American Finance Trust, Inc.(b)	2,316,024	$19,964,127
Spirit Realty Capital, Inc.	257,226	13,316,590

		33,280,717

Specialized REITs-7.23%
CatchMark Timber Trust, Inc., Class A	869,012	10,028,398
Uniti Group, Inc.	1,169,140	15,280,660

		25,309,058

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-99.92%
(Cost $295,279,588)		349,765,914

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-14.84%
Invesco Private Government Fund, 0.02%(c)(d)(e)	15,588,616	15,588,616
Invesco Private Prime Fund, 0.11%(c)(d)(e)	36,358,893	36,373,437

Total Investments Purchased with Cash Collateral from Securities on Loan
(Cost $51,962,052)		51,962,053

TOTAL INVESTMENTS IN SECURITIES-114.76%
(Cost $347,241,640)		401,727,967
OTHER ASSETS LESS LIABILITIES-(14.76)%		(51,665,095)

NET ASSETS-100.00%		$350,062,872

Investment Abbreviations:

REIT -Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco KBW Premium Yield Equity REIT ETF (KBWY)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$15,544,074	$(15,544,074)	$-	$-	$-	$71
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	1,173,053	(1,173,053)	-	-	-	1
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	20,956,410	111,196,404	(116,564,198)	-	-	15,588,616	2,261	*
Invesco Private Prime Fund	6,985,570	174,105,596	(144,719,307)	1	1,577	36,373,437	15,829	*
Investments in Other Affiliates:
Bluerock Residential Growth REIT, Inc.**	7,421,708	10,519,195	(6,951,183)	3,723,898	1,397,625	16,111,243	631,913
Pennsylvania REIT	4,598,449	154,679	(2,833,422)	958,900	(2,878,606)	-	-

Total	$39,962,137	$312,693,001	$(287,785,237)	$4,682,799	$(1,479,404)	$68,073,296	$650,075

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	As of August 31, 2020, this security was not considered as an affiliate of the Fund.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco KBW Property & Casualty Insurance ETF (KBWP)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.88%
Multi-line Insurance-21.88%
American Financial Group, Inc.	26,241	$3,619,683
American International Group, Inc.	132,354	7,221,234
Assurant, Inc.	21,706	3,692,408
Hartford Financial Services Group, Inc. (The)	53,522	3,597,749
Horace Mann Educators Corp.	30,548	1,252,468

		19,383,542

Property & Casualty Insurance-68.65%
Allstate Corp. (The)	51,190	6,924,983
Arch Capital Group Ltd.(b)	87,692	3,604,141
AXIS Capital Holdings Ltd.	62,414	3,193,724
Chubb Ltd.	41,138	7,566,101
Cincinnati Financial Corp.	28,739	3,546,393
Hanover Insurance Group, Inc. (The)	25,031	3,537,131
James River Group Holdings Ltd.(c)	26,822	986,781
Kemper Corp.	46,634	3,199,092
Mercury General Corp.	40,774	2,434,616
ProAssurance Corp.	39,729	1,013,089
Progressive Corp. (The)	70,581	6,799,774
RLI Corp.	33,160	3,622,067
Selective Insurance Group, Inc.	44,281	3,700,563
Travelers Cos., Inc. (The)	43,790	6,993,701
Universal Insurance Holdings, Inc.	22,986	327,321
W.R. Berkley Corp.	44,768	3,371,478

		60,820,955

Reinsurance-9.35%
Everest Re Group Ltd.	13,431	3,557,872
RenaissanceRe Holdings Ltd. (Bermuda)	22,695	3,556,987
SiriusPoint Ltd. (Bermuda)(b)	118,990	1,167,292

		8,282,151

Total Common Stocks & Other Equity Interests (Cost $80,255,917)		88,486,648

	Shares	Value
Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $17,923)	17,923	$17,923

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $80,273,840)		88,504,571

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.05%
Invesco Private Government Fund, 0.02%(d)(e)(f)	12,250	12,250
Invesco Private Prime Fund, 0.11%(d)(e)(f)	31,204	31,217

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $43,467)		43,467

TOTAL INVESTMENTS IN SECURITIES-99.95% (Cost $80,317,307)		88,548,038
OTHER ASSETS LESS LIABILITIES-0.05%		45,309

NET ASS ETS-100.00%		$88,593,347

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$5,909,724	$(5,891,801)	$-	$-	$17,923	$29
Invesco Premier U.S. Government Money Portfolio, Institutional Class	53,572	553,573	(607,145)	-	-	-	1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco KBW Property & Casualty Insurance ETF (KBWP)–(continued)

August 31, 2021

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$17,070	$(4,820)	$-	$-	$12,250	$-
Invesco Private Prime Fund	-	31,217	-	-	-	31,217	3	*

Total	$53,572	$6,511,584	$(6,503,766)	$-	$-	$61,390	$33

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco KBW Regional Banking ETF (KBWR)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.80%
Regional Banks-93.23%
Associated Banc-Corp.	68,813	$1,418,924
BancorpSouth Bank	48,650	1,426,904
Bank of Hawaii Corp.	17,611	1,475,978
Bank OZK	37,000	1,569,910
BankUnited, Inc.	33,107	1,391,487
Brookline Bancorp, Inc.	36,921	552,707
Cadence Bancorp	58,888	1,266,681
Cathay General Bancorp	37,708	1,500,024
Columbia Banking System, Inc.	33,872	1,231,586
Commerce Bancshares, Inc.	40,546	2,867,413
Community Bank System, Inc.	19,509	1,443,666
Cullen/Frost Bankers, Inc.	22,603	2,581,715
CVB Financial Corp.	64,434	1,311,876
East West Bancorp, Inc.	42,233	3,097,368
Eastern Bankshares, Inc.	70,637	1,397,200
F.N.B. Corp.	117,982	1,378,030
First Commonwealth Financial Corp.	45,429	614,200
First Financial Bancorp	45,936	1,079,955
First Financial Bankshares, Inc.	31,386	1,494,601
First Hawaiian, Inc.	56,114	1,566,142
First Midwest Bancorp, Inc.	53,983	1,011,102
Fulton Financial Corp.	76,777	1,216,915
Glacier Bancorp, Inc.	27,158	1,446,435
Hancock Whitney Corp.	31,918	1,466,951
Home BancShares, Inc.	57,850	1,281,378
Hope Bancorp, Inc.	58,346	804,591
Independent Bank Corp.(b)	15,594	1,196,060
Investors Bancorp, Inc.	106,339	1,521,711
Old National Bancorp	78,541	1,308,493
PacWest Bancorp	35,032	1,490,612
Pinnacle Financial Partners, Inc.	17,382	1,684,663
Popular, Inc.	19,391	1,472,553
Prosperity Bancshares, Inc.	21,023	1,469,087
South State Corp.(b)	17,750	1,217,295
Sterling Bancorp	59,395	1,359,552
Synovus Financial Corp.	52,857	2,278,137
Texas Capital Bancshares, Inc.(c)	22,941	1,559,759
Trustmark Corp.	29,939	946,671
UMB Financial Corp.	16,341	1,496,509
Umpqua Holdings Corp.	82,830	1,612,700
United Bankshares, Inc.	38,413	1,395,544

	Shares	Value
Regional Banks-(continued)
United Community Banks, Inc.	41,144	$1,241,314
Valley National Bancorp	110,339	1,438,821
Webster Financial Corp.(b)	27,913	1,410,165
Western Alliance Bancorporation	31,626	3,085,433
Wintrust Financial Corp.	19,673	1,472,327

		68,551,145

Thrifts & Mortgage Finance-6.57%
Flagstar Bancorp, Inc.	24,907	1,231,900
New York Community Bancorp, Inc.	131,988	1,652,490
Provident Financial Services, Inc.	36,733	810,697
Washington Federal, Inc.	34,185	1,138,361

		4,833,448

Total Common Stocks & Other Equity Interests (Cost $75,715,378)		73,384,593

Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $57,308)	57,308	57,308

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.88% (Cost $75,772,686)		73,441,901

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.60%
Invesco Private Government Fund, 0.02%(d)(e)(f)	793,247	793,247
Invesco Private Prime Fund, 0.11%(d)(e)(f)	1,850,171	1,850,911

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,644,158)		2,644,158

TOTAL INVESTMENTS IN SECURITIES-103.48% (Cost $78,416,844)		76,086,059
OTHER ASSETS LESS LIABILITIES-(3.48)%		(2,558,154)

NET ASSETS-100.00%		$73,527,905

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco KBW Regional Banking ETF (KBWR)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,778,658	$(1,721,350)	$-	$-	$57,308	$14
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	272,914	(272,914)	-	-	-	-
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	7,639,714	(6,846,467)	-	-	793,247	49	*
Invesco Private Prime Fund	-	10,929,495	(9,078,584)	-	-	1,850,911	728	*

Total	$-	$20,620,781	$(17,919,315)	$-	$-	$2,701,466	$791

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Statements of Assets and Liabilities

August 31, 2021

	Invesco KBW Bank ETF (KBWB)	Invesco KBW High Dividend Yield Financial ETF (KBWD)	Invesco KBW Premium Yield Equity REIT ETF (KBWY)	Invesco KBW Property & Casualty Insurance ETF (KBWP)	Invesco KBW Regional Banking ETF (KBWR)

Assets:
Unaffiliated investments in securities, at value(a)	$2,975,184,456	$464,825,148	$333,654,671	$88,486,648	$73,384,593
Affiliated investments in securities, at value	3,551,290	94,348,569	68,073,296	61,390	2,701,466
Receivable for:
Dividends	3,369,369	718,894	479,209	114,500	107,329
Securities lending	1,905	31,203	2,853	3	240
Fund shares sold	11,918,508	-	-	-	-

Total assets	2,994,025,528	559,923,814	402,210,029	88,662,541	76,193,628

Liabilities:
Due to custodian	-	-	80,052	-	-
Payable for:
Investments purchased	11,901,316	-	-	-	-
Collateral upon return of securities loaned	2,985,693	94,296,089	51,962,052	43,467	2,644,158
Accrued unitary management fees	835,783	130,630	105,053	25,727	21,565

Total liabilities	15,722,792	94,426,719	52,147,157	69,194	2,665,723

Net Assets	$2,978,302,736	$465,497,095	$350,062,872	$88,593,347	$73,527,905

Net assets consist of:
Shares of beneficial interest	$2,936,969,429	$550,718,923	$481,334,254	$88,132,551	$84,548,594
Distributable earnings (loss)	41,333,307	(85,221,828)	(131,271,382)	460,796	(11,020,689)

Net Assets	$2,978,302,736	$465,497,095	$350,062,872	$88,593,347	$73,527,905

Shares outstanding (unlimited amount authorized, $0.01 par value)	44,980,000	22,510,000	14,640,000	1,100,000	1,230,000
Net asset value	$66.21	$20.68	$23.91	$80.54	$59.78

Market price	$66.11	$20.69	$23.89	$80.48	$59.66

Unaffiliated investments in securities, at cost	$2,927,386,395	$385,336,868	$281,640,787	$80,255,917	$75,715,378

Affiliated investments in securities, at cost	$3,551,290	$94,348,568	$65,600,853	$61,390	$2,701,466

(a) Includes securities on loan with an aggregate value of:	$2,937,787	$91,732,772	$50,373,413	$41,536	$2,614,207

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Statements of Operations

For the year ended August 31, 2021

	Invesco KBW Bank ETF (KBWB)	Invesco KBW High Dividend Yield Financial ETF (KBWD)	Invesco KBW Premium Yield Equity REIT ETF (KBWY)	Invesco KBW Property & Casualty Insurance ETF (KBWP)	Invesco KBW Regional Banking ETF (KBWR)
Investment income:
Unaffiliated dividend income	$48,414,356	$23,552,733	$7,233,391	$5,623,033	$1,659,573
Affiliated dividend income	253	97,742	631,985	30	14
Securities lending income	5,581	453,412	1,502,083	3	925
Foreign withholding tax	-	-	-	-	(3,323)

Total investment income	48,420,190	24,103,887	9,367,459	5,623,066	1,657,189

Expenses:
Unitary management fees	6,512,281	1,222,222	933,464	620,525	209,780

Less: Waivers	(518)	(216)	(158)	(84)	(33)

Net expenses	6,511,763	1,222,006	933,306	620,441	209,747

Net investment income	41,908,427	22,881,881	8,434,153	5,002,625	1,447,442

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(47,676,086)	(7,612,040)	(31,399,873)	(4,769,919)	(1,895,289)
Affiliated investment securities	-	(12,219,062)	(1,479,404)	-	-
Unaffiliated in-kind redemptions	564,346,098	13,651,640	10,357,847	53,325,630	5,855,352
Affiliated in-kind redemptions	-	96,078	-	-	-

Net realized gain (loss)	516,670,012	(6,083,384)	(22,521,430)	48,555,711	3,960,063

Change in net unrealized appreciation of:
Unaffiliated investment securities	209,700,645	119,938,427	86,483,840	10,602,124	15,509,812
Affiliated investment securities	-	14,923,392	4,682,799	-	-

Change in net unrealized appreciation	209,700,645	134,861,819	91,166,639	10,602,124	15,509,812

Net realized and unrealized gain	726,370,657	128,778,435	68,645,209	59,157,835	19,469,875

Net increase in net assets resulting from operations	$768,279,084	$151,660,316	$77,079,362	$64,160,460	$20,917,317

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

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27

Statements of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	Invesco KBW Bank ETF (KBWB)		Invesco KBW High Dividend Yield Financial ETF (KBWD)
	2021	2020	2021	2020
Operations:
Net investment income	$41,908,427	$16,043,814	$22,881,881	$20,246,001
Net realized gain (loss)	516,670,012	13,083,818	(6,083,384)	(51,005,990)
Change in net unrealized appreciation (depreciation)	209,700,645	(60,618,490)	134,861,819	(27,290,008)

Net increase (decrease) in net assets resulting from operations	768,279,084	(31,490,858)	151,660,316	(58,049,997)

Distributions to Shareholders from:
Distributable earnings	(34,452,457)	(16,218,566)	(26,982,397)	(25,952,241)

Shareholder Transactions:
Proceeds from shares sold	5,456,085,474	1,567,902,553	148,601,484	92,698,284
Value of shares repurchased	(3,975,572,555)	(1,319,623,259)	(37,417,928)	(49,449,953)

Net increase (decrease) in net assets resulting from share transactions	1,480,512,919	248,279,294	111,183,556	43,248,331

Net increase (decrease) in net assets	2,214,339,546	200,569,870	235,861,475	(40,753,907)

Net assets:
Beginning of period	763,963,190	563,393,320	229,635,620	270,389,527

End of period	$2,978,302,736	$763,963,190	$465,497,095	$229,635,620

Changes in Shares Outstanding:
Shares sold	95,760,000	37,200,000	7,810,000	5,450,000
Shares repurchased	(70,080,000)	(29,600,000)	(2,000,000)	(2,400,000)
Shares outstanding, beginning of period	19,300,000	11,700,000	16,700,000	13,650,000

Shares outstanding, end of period	44,980,000	19,300,000	22,510,000	16,700,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco KBW Premium Yield Equity REIT ETF (KBWY)		Invesco KBW Property & Casualty Insurance ETF (KBWP)		Invesco KBW Regional Banking ETF (KBWR)
2021	2020	2021	2020	2021	2020
$ 8,434,153	$ 13,354,693	$ 5,002,625	$ 2,208,696	$ 1,447,442	$ 1,458,942
(22,521,430)	(85,021,281)	48,555,711	4,667,390	3,960,063	(11,778,964)
91,166,639	(8,509,027)	10,602,124	(16,642,913)	15,509,812	(1,607,950)

77,079,362	(80,175,615)	64,160,460	(9,766,827)	20,917,317	(11,927,972)

(17,377,292)	(22,239,204)	(4,271,635)	(2,288,777)	(1,334,791)	(1,689,665)

171,624,563	77,741,685	95,105,554	135,387,753	55,708,173	-
(54,289,034)	(119,691,168)	(249,505,040)	(49,858,481)	(30,087,549)	(27,104,447)

117,335,529	(41,949,483)	(154,399,486)	85,529,272	25,620,624	(27,104,447)

177,037,599	(144,364,302)	(94,510,661)	73,473,668	45,203,150	(40,722,084)

173,025,273	317,389,575	183,104,008	109,630,340	28,324,755	69,046,839

$350,062,872	$173,025,273	$88,593,347	$183,104,008	$73,527,905	$28,324,755

7,900,000	2,750,000	1,380,000	2,300,000	940,000	-
(2,510,000)	(4,350,000)	(3,330,000)	(800,000)	(510,000)	(650,000)
9,250,000	10,850,000	3,050,000	1,550,000	800,000	1,450,000

14,640,000	9,250,000	1,100,000	3,050,000	1,230,000	800,000

29

Financial Highlights

Invesco KBW Bank ETF (KBWB)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$39.58	$48.15	$57.01	$52.36		$38.40	$37.43

Net investment income(a)	1.31	1.40	1.27	0.83		0.77	0.68
Net realized and unrealized gain (loss) on investments	26.56	(8.45)	(8.86)	4.51		13.92	0.98

Total from investment operations	27.87	(7.05)	(7.59)	5.34		14.69	1.66

Distributions to shareholders from:
Net investment income	(1.24)	(1.52)	(1.27)	(0.69)		(0.73)	(0.69)

Net asset value at end of period	$66.21	$39.58	$48.15	$57.01		$52.36	$38.40

Market price at end of period(b)	$66.11	$39.68	$48.22	$57.01		$52.39	$38.44

Net Asset Value Total Return(c)	71.42%	(14.81)%	(13.30)%	10.24%		38.42%	4.61%
Market Price Total Return(c)	70.75%	(14.72)%	(13.18)%	10.18%		38.36%	4.55%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,978,303	$763,963	$563,393	$1,023,260		$932,052	$430,134
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35	%(d)	0.35%	0.35%
Net investment income	2.25%	3.07%	2.51%	1.78	%(d)	1.60%	1.92%
Portfolio turnover rate(e)	22%	18%	13%	7%		9%	12%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Financial Highlights–(continued)

Invesco KBW High Dividend Yield Financial ETF (KBWD)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$13.75	$19.81	$23.68	$23.43		$21.49	$22.39

Net investment income(a)	1.19	1.39	1.59	1.23		1.84	1.57
Net realized and unrealized gain (loss) on investments	7.14	(5.66)	(3.67)	0.69		2.16	(0.53)

Total from investment operations	8.33	(4.27)	(2.08)	1.92		4.00	1.04

Distributions to shareholders from:
Net investment income	(1.40)	(1.79)	(1.79)	(1.67)		(1.88)	(1.81)
Return of capital	-	-	-	-		(0.18)	(0.13)

Total distributions	(1.40)	(1.79)	(1.79)	(1.67)		(2.06)	(1.94)

Net asset value at end of period	$20.68	$13.75	$19.81	$23.68		$23.43	$21.49

Market price at end of period(b)	$20.69	$13.77	$19.80	$23.69		$23.46	$21.51

Net Asset Value Total Return(c)	62.77%	(22.34)%	(9.06)%	8.57%		18.95%	5.46%
Market Price Total Return(c)	62.61%	(22.18)%	(9.15)%	8.47%		18.99%	5.56%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$465,497	$229,636	$270,390	$344,556		$319,788	$221,379
Ratio to average net assets of:
Expenses(d)	0.35%	0.35%	0.35%	0.35	%(e)	0.35%	0.35%
Net investment income	6.55%	8.08%	7.32%	6.36	%(e)	7.77%	7.45%
Portfolio turnover rate(f)	59%	77%	54%	46%		52%	113%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Financial Highlights–(continued)

Invesco KBW Premium Yield Equity REIT ETF (KBWY)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$18.71	$29.25	$35.80	$36.64		$33.95	$31.51

Net investment income(a)	0.69	1.36	1.21	1.45		1.49	1.40
Net realized and unrealized gain (loss) on investments	5.94	(9.62)	(5.86)	(0.18)		3.78	3.36

Total from investment operations	6.63	(8.26)	(4.65)	1.27		5.27	4.76

Distributions to shareholders from:
Net investment income	(1.43)	(2.28)	(1.90)	(2.11)		(2.58)	(2.32)

Net asset value at end of period	$23.91	$18.71	$29.25	$35.80		$36.64	$33.95

Market price at end of period(b)	$23.89	$18.74	$29.26	$35.80		$36.67	$33.95

Net Asset Value Total Return(c)	36.86%	(28.96)%	(12.94)%	4.05%		15.71%	15.68%
Market Price Total Return(c)	36.52%	(28.87)%	(12.91)%	3.95%		15.79%	15.64%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$350,063	$173,025	$317,390	$442,126		$381,021	$188,425
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35	%(d)	0.35%	0.35%
Net investment income	3.16%	5.45%	3.94%	5.16	%(d)	4.04%	4.18%
Portfolio turnover rate(e)	72%	100%	69%	53%		61%	87%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Financial Highlights–(continued)

Invesco KBW Property & Casualty Insurance ETF (KBWP)

	Years Ended August 31,					Ten Months Ended August 31,		Years Ended October 31,
	2021		2020	2019		2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$60.03		$70.73	$63.85		$59.67		$50.41	$48.24

Net investment income(a)	1.94	(b)	1.28	1.35		1.22		1.12	1.08
Net realized and unrealized gain (loss) on investments	20.09		(10.63)	7.06		4.06		9.23	2.06

Total from investment operations	22.03		(9.35)	8.41		5.28		10.35	3.14

Distributions to shareholders from:
Net investment income	(1.52)		(1.35)	(1.53)		(1.10)		(1.09)	(0.93)
Net realized gains	-		-	-		-		-	(0.04)

Total distributions	(1.52)		(1.35)	(1.53)		(1.10)		(1.09)	(0.97)

Net asset value at end of period	$80.54		$60.03	$70.73		$63.85		$59.67	$50.41

Market price at end of period(c)	$80.48		$60.13	$70.78		$63.92		$59.68	$50.44

Net Asset Value Total Return(d)	37.10%		(13.11)%	13.54%		8.99%		20.68%	6.63%
Market Price Total Return(d)	36.78%		(13.03)%	13.50%		9.09%		20.63%	6.43%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$88,593		$183,104	$109,630		$67,040		$98,462	$63,010
Ratio to average net assets of:
Expenses	0.35%		0.35%	0.36	%(e)	0.35	%(f)	0.35%	0.35%
Net investment income	2.82	%(b)	2.04%	2.09	%(e)	2.41	%(f)	1.97%	2.23%
Portfolio turnover rate(g)	16%		16%	14%		22%		16%	20%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.54 and 2.23%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Financial Highlights–(continued)

Invesco KBW Regional Banking ETF (KBWR)

	Years Ended August 31,				Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019		2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$35.41	$47.62	$59.19		$55.13		$44.09	$42.40

Net investment income(a)	1.32	1.32	1.20		0.89		0.94	0.87
Net realized and unrealized gain (loss) on investments	24.29	(12.07)	(11.52)		3.94		10.96	1.63

Total from investment operations	25.61	(10.75)	(10.32)		4.83		11.90	2.50

Distributions to shareholders from:
Net investment income	(1.24)	(1.46)	(1.25)		(0.77)		(0.86)	(0.81)

Net asset value at end of period	$59.78	$35.41	$47.62		$59.19		$55.13	$44.09

Market price at end of period(b)	$59.66	$35.44	$47.61		$59.19		$55.20	$44.15

Net Asset Value Total Return(c)	73.45%	(22.87)%	(17.48)%		8.79%		27.06%	6.05%
Market Price Total Return(c)	72.96%	(22.80)%	(17.50)%		8.65%		27.05%	6.14%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$73,528	$28,325	$69,047		$195,338		$148,854	$136,682
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.36	%(d)	0.35	%(e)	0.35%	0.35%
Net investment income	2.41%	2.96%	2.33	%(d)	1.85	%(e)	1.75%	2.11%
Portfolio turnover rate(f)	20%	21%	15%		14%		21%	23%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2021

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco KBW Bank ETF (KBWB)	“KBW Bank ETF”

Invesco KBW High Dividend Yield Financial ETF (KBWD)	“KBW High Dividend Yield Financial ETF”

Invesco KBW Premium Yield Equity REIT ETF (KBWY)	“KBW Premium Yield Equity REIT ETF”

Invesco KBW Property & Casualty Insurance ETF (KBWP)	“KBW Property & Casualty Insurance ETF”

Invesco KBW Regional Banking ETF (KBWR)	“KBW Regional Banking ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

KBW Bank ETF	KBW Nasdaq Bank Index

KBW High Dividend Yield Financial ETF	KBW Nasdaq Financial Sector Dividend Yield Index

KBW Premium Yield Equity REIT ETF	KBW Nasdaq PremiumYield Equity REIT Index

KBW Property & Casualty Insurance ETF	KBW Nasdaq Property & Casualty Index

KBW Regional Banking ETF	KBW Nasdaq Regional Banking Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities,

35

developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

36

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except for KBW High Dividend Yield Financial ETF and KBW Premium Yield Equity REIT ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. KBW High Dividend Yield Financial ETF and KBW Premium Yield Equity REIT ETF each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

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H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

J.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

High Dividend Paying Securities Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in which a Fund invests and the capital resources available for such companies’ dividend payments may adversely affect a Fund.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or

38

removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because KBW Bank ETF and KBW Property & Casualty Insurance ETF are non-diversified and can invest a greater portion of their respective assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small-and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the

39

election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)
KBW Bank ETF	0.35%
KBW High Dividend Yield Financial ETF	0.35%
KBW Premium Yield Equity REIT ETF	0.35%
KBW Property & Casualty Insurance ETF	0.35%
KBW Regional Banking ETF	0.35%

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2021, the Adviser waived fees for each Fund in the following amounts:

KBW Bank ETF	$518
KBW High Dividend Yield Financial ETF	216
KBW Premium Yield Equity REIT ETF	158
KBW Property & Casualty Insurance ETF	84
KBW Regional Banking ETF	33

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with Keefe, Bruyette & Woods, Inc. (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2021, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

KBW Bank ETF	$28,317
KBW High Dividend Yield Financial ETF	20,930
KBW Premium Yield Equity REIT ETF	10,637
KBW Property & Casualty Insurance ETF	3,003
KBW Regional Banking ETF	2,656

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended August 31, 2021, the following Fund engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains
KBW Premium Yield Equity REIT ETF	$559,381	$-	$-

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NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
KBW Bank ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,975,184,456	$-	$-	$2,975,184,456
Money Market Funds	565,597	2,985,693	-	3,551,290

Total Investments	$2,975,750,053	$2,985,693	$-	$2,978,735,746

KBW High Dividend Yield Financial ETF
Investments in Securities
Common Stocks & Other Equity Interests	$464,825,148	$-	$-	$464,825,148
Money Market Funds	52,479	94,296,090	-	94,348,569

Total Investments	$464,877,627	$94,296,090	$-	$559,173,717

KBW Premium Yield Equity REIT ETF
Investments in Securities
Common Stocks & Other Equity Interests	$349,765,914	$-	$-	$349,765,914
Money Market Funds	-	51,962,053	-	51,962,053

Total Investments	$349,765,914	$51,962,053	$-	$401,727,967

KBW Property & Casualty Insurance ETF
Investments in Securities
Common Stocks & Other Equity Interests	$88,486,648	$-	$-	$88,486,648
Money Market Funds	17,923	43,467	-	61,390

Total Investments	$88,504,571	$43,467	$-	$88,548,038

KBW Regional Banking ETF
Investments in Securities
Common Stocks & Other Equity Interests	$73,384,593	$-	$-	$73,384,593
Money Market Funds	57,308	2,644,158	-	2,701,466

Total Investments	$73,441,901	$2,644,158	$-	$76,086,059

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NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020:

	2021	2020
	Ordinary Income*	Ordinary Income*

KBW Bank ETF	$34,452,457	$16,218,566
KBW High Dividend Yield Financial ETF	26,982,397	25,952,241
KBW Premium Yield Equity REIT ETF	17,377,292	22,239,204
KBW Property & Casualty Insurance ETF	4,271,635	2,288,777
KBW Regional Banking ETF	1,334,791	1,689,665

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
KBW Bank ETF	$10,808,707	$31,415,634	$(891,034)	$2,936,969,429	$2,978,302,736
KBW High Dividend Yield Financial ETF	-	67,133,552	(152,355,380)	550,718,923	465,497,095
KBW Premium Yield Equity REIT ETF	-	47,488,785	(178,760,167)	481,334,254	350,062,872
KBW Property & Casualty Insurance ETF	730,990	7,574,389	(7,844,583)	88,132,551	88,593,347
KBW Regional Banking ETF	311,570	(2,797,703)	(8,534,556)	84,548,594	73,527,905

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of August 31, 2021:

	No expiration
	Short-Term	Long-Term	Total*
KBW Bank ETF	$-	$891,034	$891,034
KBW High Dividend Yield Financial ETF	30,366,654	121,988,726	152,355,380
KBW Premium Yield Equity REIT ETF	61,040,975	117,719,192	178,760,167
KBW Property & Casualty Insurance ETF	1,705,444	6,139,139	7,844,583
KBW Regional Banking ETF	1,911,220	6,623,336	8,534,556

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
KBW Bank ETF	$414,586,637	$400,316,614
KBW High Dividend Yield Financial ETF	208,218,655	202,355,516
KBW Premium Yield Equity REIT ETF	198,242,088	189,102,487
KBW Property & Casualty Insurance ETF	28,485,260	27,194,804
KBW Regional Banking ETF	11,492,403	11,515,657

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For the fiscal year ended August 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
KBW Bank ETF	$5,396,555,428	$3,925,258,660
KBW High Dividend Yield Financial ETF	144,256,286	36,754,106
KBW Premium Yield Equity REIT ETF	158,846,241	51,439,815
KBW Property & Casualty Insurance ETF	95,052,348	249,839,861
KBW Regional Banking ETF	55,616,163	29,948,103

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. At August 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
KBW Bank ETF	$68,876,954	$(37,461,320)	$31,415,634	$2,947,320,112
KBW High Dividend Yield Financial ETF	82,763,892	(15,630,340)	67,133,552	492,040,165
KBW Premium Yield Equity REIT ETF	58,928,629	(11,439,844)	47,488,785	354,239,182
KBW Property & Casualty Insurance ETF	10,647,157	(3,072,768)	7,574,389	80,973,649
KBW Regional Banking ETF	2,263,400	(5,061,103)	(2,797,703)	78,883,762

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, taxable overdistributions and real estate investment trust distributions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2021, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
KBW Bank ETF	$ -	$(526,351,823)	$526,351,823
KBW High Dividend Yield Financial ETF	3,973,436	(9,141,497)	5,168,061
KBW Premium Yield Equity REIT ETF	8,943,138	(5,666,282)	(3,276,856)
KBW Property & Casualty Insurance ETF	-	(50,922,530)	50,922,530
KBW Regional Banking ETF	-	(4,684,458)	4,684,458

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at

43

least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

44

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF and Invesco KBW Regional Banking ETF (five of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2021, for the ten months in the period ended August 31, 2018 and for each of the two years in the period ended October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the three years in the period ended August 31, 2021, for the ten months in the period ended August 31, 2018 and for each of the two years in the period ended October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 25, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

45

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2021.

In addition to the fees and expenses which the Invesco KBW High Dividend Yield Financial ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly are included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco KBW Bank ETF (KBWB)
Actual	$1,000.00	$1,143.80	0.35%	$1.89
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
Invesco KBW High Dividend Yield Financial ETF (KBWD)
Actual	1,000.00	1,161.00	0.35	1.91
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

46

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco KBW Premium Yield Equity REIT ETF (KBWY)
Actual	$1,000.00	$1,151.50	0.35%	$1.90
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
Invesco KBW Property & Casualty Insurance ETF (KBWP)
Actual	1,000.00	1,160.60	0.35	1.91
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79
Invesco KBW Regional Banking ETF (KBWR)
Actual	1,000.00	1,034.20	0.35	1.79
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

47

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*
Invesco KBW Bank ETF	0%	100%	100%	0%	0%
Invesco KBW High Dividend Yield Financial ETF	15%	16%	16%	0%	0%
Invesco KBW Premium Yield Equity REIT ETF	35%	0%	0%	0%	0%
Invesco KBW Property & Casualty Insurance ETF	0%	100%	94%	0%	0%
Invesco KBW Regional Banking ETF	0%	100%	100%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	231	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	231	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

49

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	231	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

50

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	231	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

51

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008);Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	231	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	231	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

52

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	231	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance(2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

53

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	231	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007);Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	231	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

54

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	231	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

55

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO and Fund Administration, InvescoAdvisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

56

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

57

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

58

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 71 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF	Invesco S&P 500® Enhanced Value ETF
Invesco California AMT-Free Municipal Bond ETF	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF
Invesco CEF Income Composite ETF	Invesco S&P 500® High Beta ETF
Invesco China Technology ETF	Invesco S&P 500® High Dividend Low Volatility ETF
Invesco DWA Developed Markets Momentum ETF	Invesco S&P 500® Low Volatility ETF
Invesco DWA Emerging Markets Momentum ETF	Invesco S&P 500 Minimum Variance ETF
Invesco DWA SmallCap Momentum ETF	Invesco S&P 500® Momentum ETF
Invesco Emerging Markets Sovereign Debt ETF	Invesco S&P 500 Revenue ETF
Invesco FTSE International Low Beta Equal Weight ETF	Invesco S&P Emerging Markets Low Volatility ETF
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Invesco S&P Emerging Markets Momentum ETF
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	Invesco S&P International Developed High Dividend Low
Invesco FTSE RAFI Emerging Markets ETF	Volatility ETF
Invesco Fundamental High Yield® Corporate Bond ETF	Invesco S&P International Developed Low Volatility ETF
Invesco Fundamental Investment Grade Corporate Bond ETF	Invesco S&P International Developed Momentum ETF
Invesco Global Clean Energy ETF	Invesco S&P International Developed Quality ETF
Invesco Global Short Term High Yield Bond ETF	Invesco S&P MidCap 400 Revenue ETF
Invesco Global Water ETF	Invesco S&P MidCap Low Volatility ETF
Invesco International BuyBack Achievers™ ETF	Invesco S&P SmallCap 600 Revenue ETF
Invesco International Corporate Bond ETF	Invesco S&P SmallCap Consumer Discretionary ETF
Invesco KBW Bank ETF	Invesco S&P SmallCap Consumer Staples ETF
Invesco KBW High Dividend Yield Financial ETF	Invesco S&P SmallCap Energy ETF
Invesco KBW Premium Yield Equity REIT ETF	Invesco S&P SmallCap Financials ETF
Invesco KBW Property & Casualty Insurance ETF	Invesco S&P SmallCap Health Care ETF
Invesco KBW Regional Banking ETF	Invesco S&P SmallCap High Dividend Low Volatility ETF
Invesco National AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Industrials ETF
Invesco New York AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Information Technology ETF
Invesco Preferred ETF	Invesco S&P SmallCap Low Volatility ETF
Invesco PureBetaSM 0-5 Yr US TIPS ETF	Invesco S&P SmallCap Materials ETF
Invesco PureBetaSM FTSE Developed ex-North America ETF	Invesco S&P SmallCap Quality ETF
Invesco PureBetaSM FTSE Emerging Markets ETF	Invesco S&P SmallCap Utilities & Communication Services ETF
Invesco PureBetaSM MSCI USA ETF	Invesco S&P Ultra Dividend Revenue ETF
Invesco PureBetaSM MSCI USA Small Cap ETF	Invesco Senior Loan ETF
Invesco PureBetaSM US Aggregate Bond ETF	Invesco Taxable Municipal Bond ETF
Invesco Russell 1000 Enhanced Equal Weight ETF	Invesco Treasury Collateral ETF
Invesco Russell 1000 Equal Weight ETF	Invesco Variable Rate Preferred ETF
Invesco Russell 1000 Low Beta Equal Weight ETF	Invesco VRDO Tax-Free ETF

Also at the April 15, 2021 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of

59

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the ten-year period for Invesco VRDO Tax-Free ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for the Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

•	0.04%: Invesco PureBetaSM MSCI USA ETF

•	0.05%: Invesco PureBetaSM US Aggregate Bond ETF

•	0.06%: Invesco PureBetaSM MSCI USA Small Cap ETF

•	0.07%: Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF

•	0.08%: Invesco Treasury Collateral ETF

•	0.10%: Invesco S&P 500 Minimum Variance ETF

•	0.13%: Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

•	0.14%: Invesco PureBetaSM FTSE Emerging Markets ETF

•	0.20%: Invesco Russell 1000 Equal Weight ETF

•	0.22%: Invesco Fundamental Investment Grade Corporate Bond ETF

60

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

•

0.25%: Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free ETF

•	0.28%: Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

•

0.29%: Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

•	0.30%: Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

•

0.35%: Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF

•	0.39%: Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P Ultra Dividend Revenue ETF

•	0.45%: Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF

•	0.49%: Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

•

0.50%: Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

•	0.55%: Invesco International BuyBack Achievers™ ETF

•	0.60%: Invesco DWA SmallCap Momentum ETF

•	0.65%: Invesco Senior Loan ETF

•	0.70%: Invesco China Technology ETF

•	0.75%: Invesco Global Clean Energy ETF, Invesco Global Water ETF

•	0.80%: Invesco DWA Developed Markets Momentum ETF

•	0.90%: Invesco DWA Emerging Markets Momentum ETF

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco 1-30 Laddered Treasury ETF			X
Invesco California AMT-Free Municipal Bond ETF		N/A	X
Invesco CEF Income Composite ETF	X	N/A	X
Invesco China Technology ETF		N/A	X
Invesco DWA Developed Markets Momentum ETF			X

61

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco DWA Emerging Markets Momentum ETF			X
Invesco DWA SmallCap Momentum ETF			X
Invesco Emerging Markets Sovereign Debt ETF			X
Invesco FTSE International Low Beta Equal Weight ETF		X	X
Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF		X	X
Invesco FTSE RAFI Emerging Markets ETF	X		X
Invesco Fundamental High Yield® Corporate Bond ETF		X	X
Invesco Fundamental Investment Grade Corporate Bond ETF			X
Invesco Global Clean Energy ETF		N/A	X
Invesco Global Short Term High Yield Bond ETF	X	N/A	X
Invesco Global Water ETF		X	X
Invesco International BuyBack AchieversTM ETF			X
Invesco International Corporate Bond ETF			X
Invesco KBW Bank ETF	X		X
Invesco KBW High Dividend Yield Financial ETF	X		X
Invesco KBW Premium Yield Equity REIT ETF	X		X
Invesco KBW Property & Casualty Insurance ETF	X		X
Invesco KBW Regional Banking ETF	X		X
Invesco National AMT-Free Municipal Bond ETF			X
Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco Preferred ETF		N/A	X
Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X
Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X
Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X
Invesco PureBetaSM MSCI USA ETF	X	X	X
Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X
Invesco PureBetaSM US Aggregate Bond ETF	X	X	X
Invesco Russell 1000 Enhanced Equal Weight ETF			X
Invesco Russell 1000 Equal Weight ETF	X		X
Invesco Russell 1000 Low Beta Equal Weight ETF			X
Invesco S&P 500 Enhanced Value ETF	X		X
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X
Invesco S&P 500® High Beta ETF	X		X
Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X
Invesco S&P 500® Low Volatility ETF	X		X
Invesco S&P 500 Minimum Variance ETF	X	X	X
Invesco S&P 500 Momentum ETF	X	X	X
Invesco S&P 500 Revenue ETF			X
Invesco S&P Emerging Markets Low Volatility ETF	X		X
Invesco S&P Emerging Markets Momentum ETF	X		X
Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X
Invesco S&P International Developed Low Volatility ETF	X		X
Invesco S&P International Developed Momentum ETF	X	N/A	X
Invesco S&P International Developed Quality ETF	X	N/A	X
Invesco S&P MidCap 400 Revenue ETF			X

62

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco S&P MidCap Low Volatility ETF	X		X
Invesco S&P SmallCap 600 Revenue ETF		X	X
Invesco S&P SmallCap Consumer Discretionary ETF	X		X
Invesco S&P SmallCap Consumer Staples ETF	X		X
Invesco S&P SmallCap Energy ETF	X		X
Invesco S&P SmallCap Financials ETF	X		X
Invesco S&P SmallCap Health Care ETF	X		X
Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X
Invesco S&P SmallCap Industrials ETF	X		X
Invesco S&P SmallCap Information Technology ETF	X		X
Invesco S&P SmallCap Low Volatility ETF	X		X
Invesco S&P SmallCap Materials ETF	X		X
Invesco S&P SmallCap Quality ETF	X		X
Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X
Invesco S&P Ultra Dividend Revenue ETF		X	X
Invesco Senior Loan ETF	X	X	X
Invesco Taxable Municipal Bond ETF		N/A	X
Invesco Treasury Collateral ETF	X		X
Invesco Variable Rate Preferred ETF		X	X
Invesco VRDO Tax-Free ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Clean Energy ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect

63

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 15, 2021. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 12 and April 15, 2021 Board meetings, and Invesco Advisers, Inc., in connection with the April 15, 2021 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

64

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund on the excess cash invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ and other Invesco ETFs’ excess cash invested in the money market funds. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

65

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL60515	P-KBW-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders
August 31, 2021

PBUS	Invesco PureBetaSM MSCI USA ETF

PBSM	Invesco PureBetaSM MSCI USA Small Cap ETF

PBND	Invesco PureBetaSM US Aggregate Bond ETF

2

The Market Environment

Domestic Equity

Despite a September selloff, US equity markets posted gains in the third quarter of 2020 as the US Federal Reserve (the Fed) extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new coronavirus (COVID-19) infections in many regions, combined with optimism about progress on a COVID-19 vaccine, further boosted stocks. October 2020 saw increased volatility as COVID-19 infection rates rose to record highs in the US and Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the fourth quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at calendar year-end to 1.63%1 at the August 31, 2021 fiscal year-end. Approval of a third COVID-19 vaccine in February 2021 boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. For both June and July, the Consumer Price Index (CPI) reported a 5.4% increase over the last 12 months, the biggest 12-month increase since August 2008.2 Even with evidence of higher prices, the Fed declined to raise interest rates at its July Federal Open Market Committee (FOMC) meeting. Despite ending the period on an up month, the US stock market saw continued volatility in August due to increasing COVID-19 infection rates in the US and abroad, as well as continued concerns over inflation. For the fiscal year ended August 31, 2021, the S&P 500 Index returned 31.17%.3

[1]	Source: Bloomberg LP
[2]	Source: Bureau of Labor Statistics, July 13, 2021
[3]	Source: Lipper Inc.

Fixed Income

Fixed income markets posted positive gains in the third quarter of 2020 primarily due to the US Federal Reserve’s (the Fed) continued accommodative pledge to keep interest rates low through 2023, extending central bank support of many fixed income asset classes. Additionally, the Fed announced a revised framework for interest rate policy by changing the way its inflation targets operate, aiming for lower volatility within interest rates. Corporate credit spreads rallied early in the quarter, however, US markets wobbled late in the quarter amid a resurgence in European coronavirus (COVID-19) cases, as well as questions over refreshed fiscal stimulus measures. Uncertainty regarding the 2020 US presidential election and concerns of smooth transitions of power dampened markets towards the end of the quarter. The unemployment rate fell to 7.9%,1 its lowest since the beginning of the COVID-19 pandemic.

US corporate markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Corporate issuance of investment-grade credit slowed in the quarter, concluding a year of record issuance. US interest rate moves subtly affected fixed income valuations during the quarter. The two-year Treasury yield fell from 0.14% to 0.13%, while the 10-year yield saw an increase of 25bps, rising from 0.68% to 0.93% (a basis point is one one-hundredth of a percentage point).2 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, steepened modestly during the quarter. Cyclical sectors like energy and financials led the way during the fourth quarter, while real estate and consumer staples lagged.

3

The Market Environment (continued)

Fixed Income (continued)

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,2 its highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021 as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. On the fiscal front, another stimulus package was signed into law and COVID-19 vaccine approvals and administration ramped up. 30-year Treasury yields moved higher by 0.77% to end the quarter at 2.41%. Importantly, short-term rates, which are closely tied to Federal Reserve policy, were quite steady. Two-year US Treasury yields moved up just 0.04% to 0.16%.2

Fixed income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the year due to a sharply rising interest rate environment. Despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US gross domestic product grew at a 6.4% annualized rate for the first quarter of 2021.3 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter and economically sensitive areas such as the consumer discretionary and technology sectors began to recover. With an inconsistent global vaccine rollout and the threat of COVID-19 variants on the rise, investors are cautiously optimistic and expect corporate balance sheets to continue to recover meaningfully in 2021.

[1]	Source: US Bureau of Labor Statistics
[2]	Source: US Department of the Treasury
[3]	Source: Bureau of Economic Analysis

4

PBUS	Management’s Discussion of Fund Performance
Invesco PureBetaSM MSCI USA ETF (PBUS)

As an index fund, the Invesco PureBetaSM MSCI USA ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI USA Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the large- and mid-capitalization segments of the U.S. equity market. The Index Provider weights securities in the Index by their free float-adjusted market capitalization. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 31.07%. On a net asset value (“NAV”) basis, the Fund returned 31.79%. During the same time period, the Index returned 31.86%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

For the fiscal year ended August 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and communication services sectors, respectively. No sector detracted from the Fund’s performance during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Microsoft Corp., an information technology company (portfolio average weight of 4.90%), and Alphabet, Inc., Class A, a communication services company (portfolio average weight of 1.75%). Positions that detracted most significantly from the Fund’s return included Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 3.97%), and Vertex Pharmaceuticals, Inc. a health care company (portfolio average weight of 0.16%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Information Technology	28.87
Health Care	13.30
Consumer Discretionary	12.03
Communication Services	11.52
Financials	10.78
Industrials	8.08
Consumer Staples	5.58
Sector Types Each Less Than 3%	9.88
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Apple, Inc.	6.16
Microsoft Corp.	5.25
Amazon.com, Inc.	3.83
Facebook, Inc., Class A	2.21
Alphabet, Inc., Class A	2.12
Alphabet, Inc., Class C	2.06
Tesla, Inc.	1.46
NVIDIA Corp.	1.36
JPMorgan Chase & Co.	1.18
Johnson & Johnson	1.11
Total	26.74

*	Excluding money market fund holdings.

5

Invesco PureBetaSM MSCI USA ETF (PBUS) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
MSCI USA Index	31.86%	18.82%	67.73%	18.96%	98.15%
Fund
NAV Return	31.79	18.66	67.06	18.83	97.27
Market Price Return	31.07	18.65	67.04	18.86	97.47

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.04% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

6

PBSM	Management’s Discussion of Fund Performance
Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)

As an index fund, the Invesco PureBetaSM MSCI USA Small Cap ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI USA Small Cap Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the small-capitalization segment of the U.S. equity market. The Index Provider weights securities in the Index by their free float-adjusted market capitalization. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 48.53%. On a net asset value (“NAV”) basis, the Fund returned 48.83%. During the same time period, the Index returned 48.74%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to income received from the securities lending program in which the Fund participates and minor gains from cash balances held by the Fund for distribution which were offset by the fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended August 31, 2021, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the financials and industrials sectors, respectively. No sector detracted from the Fund’s performance during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Plug Power, Inc., an industrials company (no longer held at fiscal year-end), and Immunomedics, Inc., a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included iRhythm Technologies, Inc., a health care company (portfolio average weight of 0.10%), and Fastly, Inc., Class A, an information technology company (portfolio average weight of 0.14%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Industrials	15.42
Health Care	15.07
Information Technology	15.00
Financials	14.95
Consumer Discretionary	14.46
Real Estate	8.62
Materials	4.91
Energy	3.74
Consumer Staples	3.21
Sector Types Each Less Than 3%	4.55
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Bill.com Holdings, Inc.	0.38
Entegris, Inc.	0.32
Nuance Communications, Inc.	0.31
Signature Bank	0.29
Repligen Corp.	0.29
GameStop Corp., Class A	0.28
Quanta Services, Inc.	0.28
Williams-Sonoma, Inc.	0.28
Graco, Inc.	0.26
Diamondback Energy, Inc.	0.26
Total	2.95

*	Excluding money market fund holdings.

7

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
MSCI USA Small Cap Index	48.74%	12.76%	43.38%	15.01%	73.46%
Fund
NAV Return	48.83	12.60	42.74	14.86	72.60
Market Price Return	48.53	12.55	42.58	14.81	72.27

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.06% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

8

PBND	Management’s Discussion of Fund Performance
Invesco PureBetaSM US Aggregate Bond ETF (PBND)

As an index fund, the Invesco PureBetaSM US Aggregate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA US Broad Market IndexSM (the “Index”). The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide a broad measure of the performance of the domestic investment grade bond market, represented by U.S. dollar-denominated, investment grade debt securities that are publicly offered for sale in the United States. Constituent securities may include U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Transactions in U.S. government agency mortgage-backed securities may occur through standardized agreements for forward or future delivery in which the actual mortgage pools to be delivered are not specified until shortly prior to settlement (to be announced (“TBA”) transactions). The Fund may engage in such TBA transactions. Pending settlement of TBA transactions, the Fund will invest its assets in high-quality, liquid, short-term instruments, including affiliated money market funds. The Fund also may acquire interests in mortgage pools through means other than such standardized agreements for forward or future delivery.

To qualify for inclusion in the Index, securities must have: (i) at least one year to final maturity; (ii) at least 18 months to final maturity when issued; (iii) a fixed coupon schedule; and (iv) with the exception of U.S. Treasuries, an investment grade rating (based on an average of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)). Original issue zero coupon bonds, Rule 144A securities, corporate pay-in-kind securities and “hybrid” securities (including those that may convert into preferred shares) are eligible for inclusion in the Index. Index constituents are capitalization-weighted, based on their current amount outstanding multiplied by the market price, plus accrued interest. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned (0.53)%. On a net asset value (“NAV”) basis, the Fund returned (0.42)%. During the same time period, the Index returned (0.14)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund as well as costs associated with portfolio rebalancing and sampling during the period.

For the fiscal year ended August 31, 2021, oil, gas & consumable fuels sub-industry contributed most significantly to the Fund’s return, followed by the diversified financial services sub-industry. U.S. Treasuries detracted the most from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Energy Transfer L.P., 6.13% coupon, due 12/15/2045, an oil & gas storage & transportation company (portfolio average weight of 0.60%), and General Electric Co., 6.75% coupon, due 03/15/2032, an industrials company (portfolio average weight of 0.30%). Positions that detracted most significantly from the Fund’s return included Federal National Mortgage Association, 3.00% coupon, due 09/01/2046 (portfolio average weight of 0.31%), and U.S. Treasury Bonds, 2.75% coupon, due 08/15/2042 (portfolio average weight of 0.30%).

Security Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
U.S. Treasury Securities	42.66
U.S. Dollar Denominated Bonds & Notes	29.54
U.S. Government Sponsored Agency Mortgage-Backed Securities	23.43
Asset-Backed Securities	2.93
Municipal Obligations	0.73
Money Market Funds Plus Other Assets Less Liabilities	0.71

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A4, 3.50%, 07/15/2058	0.91
U.S. Treasury Notes, 0.13%, 09/30/2022	0.75
California (State of), Series 2009, GO Bonds, 7.55%, 04/01/2039	0.73
U.S. Treasury Notes, 0.13%, 05/15/2023	0.68
Federal National Mortgage Association, 2.50%, 03/01/2050	0.66
Federal Home Loan Mortgage Corp., 2.00%, 09/01/2051	0.65
Federal National Mortgage Association, 2.00%, 02/01/2051	0.63
U.S. Treasury Notes, 0.13%, 02/28/2023	0.60
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/2025	0.59
Federal National Mortgage Association, 3.00%, 10/01/2050	0.56
Total	6.76

*	Excluding money market fund holdings.

9

Invesco PureBetaSM US Aggregate Bond ETF (PBND) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
ICE BofA US Broad Market IndexSM	(0.14)%	5.50%	17.43%	4.04%	16.81%
Fund
NAV Return	(0.42)	5.28	16.68	3.84	15.91
Market Price Return	(0.53)	5.27	16.66	3.92	16.27

Fund Inception: September 29, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.05% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

10

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

11

Invesco PureBetaSM MSCI USA ETF (PBUS)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.04%
Communication Services-11.52%
Activision Blizzard, Inc.	41,040	$3,380,465
Alphabet, Inc., Class A(b)	15,893	45,993,547
Alphabet, Inc., Class C(b)	15,390	44,773,204
Altice USA, Inc., Class A(b)	11,578	317,700
AMC Entertainment Holdings, Inc., Class A(b)	26,350	1,241,875
AT&T, Inc.	377,114	10,340,466
Cable One, Inc.	285	598,383
Charter Communications, Inc., Class A(b)	6,980	5,700,287
Comcast Corp., Class A	242,164	14,694,512
Discovery, Inc., Class A(b)(c)	8,654	249,581
Discovery, Inc., Class C(b)	16,418	452,973
DISH Network Corp., Class A(b)	12,993	566,365
Electronic Arts, Inc.	15,190	2,205,740
Facebook, Inc., Class A(b)	126,587	48,024,576
Fox Corp., Class A	17,268	646,514
Fox Corp., Class B	8,158	282,512
IAC/InterActiveCorp.(b)	4,214	556,459
Interpublic Group of Cos., Inc. (The)	20,845	776,059
Liberty Broadband Corp., Class A(b)	1,342	249,303
Liberty Broadband Corp., Class C(b)	8,081	1,546,057
Liberty Global PLC, Class A (United Kingdom)(b)	8,769	252,021
Liberty Global PLC, Class C (United Kingdom)(b)	18,736	542,969
Liberty Media Corp.-Liberty Formula One, Class C(b)	10,260	518,540
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	4,439	219,731
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	9,061	447,160
Live Nation Entertainment, Inc.(b)	8,658	750,649
Lumen Technologies, Inc.	49,274	606,070
Match Group, Inc.(b)	13,554	1,862,862
Netflix, Inc.(b)	23,427	13,334,414
News Corp., Class A	20,845	468,387
Omnicom Group, Inc.	11,372	832,658
Pinterest, Inc., Class A(b)	28,822	1,601,639
Roku, Inc.(b)	6,062	2,136,249
Sirius XM Holdings, Inc.(c)	54,973	344,681
Snap, Inc., Class A(b)	50,222	3,822,396
Take-Two Interactive Software, Inc.(b)	6,111	985,215
T-Mobile US, Inc.(b)	32,928	4,511,795
Twitter, Inc.(b)	42,155	2,718,997
Verizon Communications, Inc.	218,666	12,026,630
ViacomCBS, Inc., Class B	31,744	1,315,789
Walt Disney Co. (The)(b)	95,965	17,398,454
Zillow Group, Inc., Class A(b)(c)	3,288	314,333
Zillow Group, Inc., Class C(b)	8,487	812,800

		250,421,017

Consumer Discretionary-12.03%
Advance Auto Parts, Inc.	3,484	706,729
Airbnb, Inc., Class A(b)	6,592	1,021,694
Amazon.com, Inc.(b)	23,983	83,239,957
Aptiv PLC(b)	14,268	2,171,447
Aramark	12,133	422,107
Autoliv, Inc. (Sweden)	4,381	387,237

	Shares	Value
Consumer Discretionary-(continued)
AutoZone, Inc.(b)	1,140	$1,766,031
Bath & Body Works, Inc.	14,055	948,431
Best Buy Co., Inc.	11,903	1,386,818
Booking Holdings, Inc.(b)	2,168	4,985,685
BorgWarner, Inc.	12,701	542,079
Burlington Stores, Inc.(b)	3,521	1,054,504
Caesars Entertainment, Inc.(b)	11,066	1,124,638
CarMax, Inc.(b)	8,642	1,082,065
Carnival Corp.(b)(c)	43,922	1,060,277
Carvana Co.(b)	3,836	1,258,438
Chewy, Inc., Class A(b)(c)	4,633	408,260
Chipotle Mexican Grill, Inc.(b)	1,485	2,826,445
D.R. Horton, Inc.	18,088	1,729,575
Darden Restaurants, Inc.	6,929	1,043,854
Dollar General Corp.	12,480	2,781,917
Dollar Tree, Inc.(b)	12,251	1,109,205
Domino’s Pizza, Inc.	2,059	1,064,276
DoorDash, Inc., Class A(b)	3,847	736,316
DraftKings, Inc., Class A(b)(c)	16,783	995,064
eBay, Inc.	35,986	2,761,566
Etsy, Inc.(b)	6,707	1,450,456
Expedia Group, Inc.(b)	7,460	1,077,970
Ford Motor Co.(b)	207,085	2,698,317
Garmin Ltd.	8,134	1,418,814
General Motors Co.(b)	68,958	3,379,632
Genuine Parts Co.	7,669	937,075
Hasbro, Inc.	6,870	675,390
Hilton Worldwide Holdings, Inc.(b)	14,749	1,841,560
Home Depot, Inc. (The)	56,167	18,320,552
Las Vegas Sands Corp.(b)	18,096	807,263
Lear Corp.	3,199	511,648
Lennar Corp., Class A	14,586	1,565,224
LKQ Corp.(b)	15,315	806,947
Lowe’s Cos., Inc.	37,340	7,613,253
lululemon athletica, inc.(b)	6,544	2,618,712
Marriott International, Inc., Class A(b)	14,652	1,980,071
McDonald’s Corp.	39,411	9,358,536
MercadoLibre, Inc. (Argentina)(b)	2,370	4,425,856
MGM Resorts International	20,706	882,490
Mohawk Industries, Inc.(b)	3,113	615,627
Newell Brands, Inc.	20,303	515,899
NIKE, Inc., Class B	67,339	11,093,427
NVR, Inc.(b)	182	942,749
O’Reilly Automotive, Inc.(b)	3,687	2,190,373
Peloton Interactive, Inc., Class A(b)(c)	13,400	1,342,546
Pool Corp.	2,126	1,050,882
PulteGroup, Inc.	14,114	760,180
Ross Stores, Inc.	18,835	2,230,064
Royal Caribbean Cruises Ltd.(b)	12,176	1,007,320
Starbucks Corp.	62,234	7,311,873
Target Corp.	26,137	6,455,316
Tesla, Inc.(b)	43,251	31,820,626
TJX Cos., Inc. (The)	63,697	4,632,046
Tractor Supply Co.	6,123	1,189,393
Ulta Beauty, Inc.(b)	2,763	1,070,137
Vail Resorts, Inc.(b)	2,130	649,330
VF Corp.	17,623	1,347,631
Wayfair, Inc., Class A(b)(c)	3,885	1,090,714

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco PureBetaSM MSCI USA ETF (PBUS)–(continued)

August 31, 2021

	Shares	Value
Consumer Discretionary-(continued)
Whirlpool Corp.	3,293	$729,498
Wynn Resorts Ltd.(b)	5,506	559,905
Yum! Brands, Inc.	15,723	2,060,185

		261,650,102

Consumer Staples-5.58%
Altria Group, Inc.	97,745	4,909,731
Archer-Daniels-Midland Co.	29,509	1,770,540
Boston Beer Co., Inc. (The), Class A(b)(c)	478	272,560
Brown-Forman Corp., Class B	16,445	1,154,768
Bunge Ltd.	7,446	563,737
Campbell Soup Co.	10,469	436,871
Church & Dwight Co., Inc.	13,020	1,089,253
Clorox Co. (The)	6,569	1,103,920
Coca-Cola Co. (The)	216,344	12,182,331
Colgate-Palmolive Co.	42,448	3,308,822
Conagra Brands, Inc.	25,349	839,559
Constellation Brands, Inc., Class A	8,977	1,895,404
Costco Wholesale Corp.	23,373	10,646,168
Estee Lauder Cos., Inc. (The), Class A	12,256	4,173,045
General Mills, Inc.	32,217	1,862,465
Hershey Co. (The)	7,782	1,382,861
Hormel Foods Corp.	15,766	717,984
JM Smucker Co. (The)	5,819	719,636
Kellogg Co.	13,488	851,632
Keurig Dr Pepper, Inc.	37,379	1,333,309
Kimberly-Clark Corp.	17,822	2,456,050
Kraft Heinz Co. (The)	35,735	1,286,103
Kroger Co. (The)	38,181	1,757,471
Lamb Weston Holdings, Inc.	7,828	509,994
McCormick & Co., Inc.	13,119	1,132,039
Molson Coors Beverage Co., Class B	10,177	483,713
Mondelez International, Inc., Class A	74,193	4,605,159
Monster Beverage Corp.(b)	20,937	2,042,823
PepsiCo, Inc.	72,974	11,412,404
Philip Morris International, Inc.	82,318	8,478,754
Procter & Gamble Co. (The)	129,312	18,412,736
Sysco Corp.	27,104	2,158,834
Tyson Foods, Inc., Class A	15,681	1,231,272
Walgreens Boots Alliance, Inc.	38,764	1,967,273
Walmart, Inc.	81,734	12,104,805

		121,254,026

Energy-2.21%
Baker Hughes Co., Class A	38,710	881,814
Cheniere Energy, Inc.(b)	12,798	1,119,313
Chevron Corp.	102,083	9,878,572
ConocoPhillips	71,272	3,957,734
Devon Energy Corp.	33,965	1,003,666
EOG Resources, Inc.	30,800	2,079,616
Exxon Mobil Corp.	223,603	12,190,836
Halliburton Co.	47,375	946,552
Hess Corp.	14,684	1,009,525
Kinder Morgan, Inc.	108,202	1,760,446
Marathon Petroleum Corp.	34,573	2,049,142
Occidental Petroleum Corp.	49,277	1,265,926
ONEOK, Inc.	23,532	1,235,901
Phillips 66	23,202	1,649,430
Pioneer Natural Resources Co.	12,174	1,822,083
Schlumberger N.V.	73,856	2,070,922

	Shares	Value
Energy-(continued)
Valero Energy Corp.	21,692	$1,438,396
Williams Cos., Inc. (The)	64,435	1,590,900

		47,950,774

Financials-10.78%
Aflac, Inc.	34,057	1,930,351
AGNC Investment Corp.	27,724	452,178
Alleghany Corp.(b)	735	497,367
Allstate Corp. (The)	15,804	2,137,965
Ally Financial, Inc.	19,578	1,035,676
American Express Co.	36,064	5,985,181
American Financial Group, Inc.	3,840	529,690
American International Group, Inc.	45,322	2,472,768
Ameriprise Financial, Inc.	6,156	1,680,034
Annaly Capital Management, Inc.	74,504	647,440
Aon PLC, Class A(c)	11,921	3,419,658
Apollo Global Management, Inc.	9,179	548,721
Arch Capital Group Ltd.(b)	21,428	880,691
Arthur J. Gallagher & Co.	10,845	1,557,559
Assurant, Inc.	3,142	534,486
Athene Holding Ltd., Class A(b)	7,129	477,429
Bank of America Corp.	407,347	17,006,737
Bank of New York Mellon Corp. (The)	43,994	2,429,349
Berkshire Hathaway, Inc., Class B(b)	70,073	20,024,761
BlackRock, Inc.	8,056	7,599,144
Blackstone, Inc., Class A	36,140	4,543,882
Brown & Brown, Inc.	12,741	739,615
Capital One Financial Corp.	23,851	3,958,550
Carlyle Group, Inc. (The)	8,456	417,557
Cboe Global Markets, Inc.	5,686	717,289
Charles Schwab Corp. (The)	76,363	5,563,045
Chubb Ltd.	23,758	4,369,571
Cincinnati Financial Corp.	8,123	1,002,378
Citigroup, Inc.	109,175	7,850,774
Citizens Financial Group, Inc.	22,581	988,822
CME Group, Inc., Class A	18,966	3,825,822
Discover Financial Services	16,090	2,063,060
Equitable Holdings, Inc.	20,358	631,302
Erie Indemnity Co., Class A	1,368	242,259
Everest Re Group Ltd.	2,110	558,939
FactSet Research Systems, Inc.	2,012	765,003
Fidelity National Financial, Inc.	14,582	712,039
Fifth Third Bancorp	37,181	1,444,854
First Republic Bank	9,293	1,848,749
Franklin Resources, Inc.	15,881	515,180
Globe Life, Inc.	5,217	501,197
Goldman Sachs Group, Inc. (The)	17,954	7,424,159
Hartford Financial Services Group, Inc. (The)	18,989	1,276,441
Huntington Bancshares, Inc.	78,093	1,212,784
Intercontinental Exchange, Inc.	29,724	3,552,910
Invesco Ltd.(d)	18,279	462,824
JPMorgan Chase & Co.	159,890	25,574,405
KeyCorp	51,455	1,045,566
KKR & Co., Inc., Class A	27,692	1,780,319
Lincoln National Corp.	9,604	659,315
Loews Corp.	11,879	663,680
M&T Bank Corp.	6,840	957,668
Markel Corp.(b)	727	923,472
MarketAxess Holdings, Inc.	2,019	960,882
Marsh & McLennan Cos., Inc.	26,868	4,223,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco PureBetaSM MSCI USA ETF (PBUS)–(continued)

August 31, 2021

	Shares	Value
Financials-(continued)
MetLife, Inc.	39,301	$2,436,662
Moody’s Corp.	8,899	3,388,472
Morgan Stanley	73,711	7,697,640
MSCI, Inc.	4,362	2,768,038
Nasdaq, Inc.	6,102	1,194,650
Northern Trust Corp.	10,520	1,246,830
PNC Financial Services Group, Inc. (The)	22,445	4,289,239
Principal Financial Group, Inc.	14,487	967,876
Progressive Corp. (The)	30,906	2,977,484
Prudential Financial, Inc.	20,795	2,201,775
Raymond James Financial, Inc.	6,570	919,143
Regions Financial Corp.	51,167	1,045,342
RenaissanceRe Holdings Ltd. (Bermuda)	2,646	414,708
S&P Global, Inc.	12,725	5,647,609
SEI Investments Co.	6,477	406,820
State Street Corp.	18,468	1,715,862
SVB Financial Group(b)	2,947	1,648,846
Synchrony Financial	30,718	1,528,221
T. Rowe Price Group, Inc.	11,982	2,682,410
Tradeweb Markets, Inc., Class A	5,516	479,947
Travelers Cos., Inc. (The)	13,283	2,121,428
Truist Financial Corp.	71,031	4,053,029
U.S. Bancorp	74,746	4,289,673
Voya Financial, Inc.	6,384	414,832
W.R. Berkley Corp.	7,582	571,000
Wells Fargo & Co.	218,330	9,977,681
Willis Towers Watson PLC	6,801	1,501,117

		234,411,481

Health Care-13.30%
10X Genomics, Inc., Class A(b)	3,885	683,449
Abbott Laboratories	93,855	11,860,456
AbbVie, Inc.	93,288	11,267,325
ABIOMED, Inc.(b)	2,413	878,235
Agilent Technologies, Inc.	16,099	2,824,892
Align Technology, Inc.(b)	3,970	2,814,730
Alnylam Pharmaceuticals, Inc.(b)	6,242	1,257,326
AmerisourceBergen Corp.	8,140	994,789
Amgen, Inc.	30,346	6,843,933
Anthem, Inc.	12,932	4,851,181
Avantor, Inc.(b)	27,771	1,095,288
Baxter International, Inc.	26,559	2,024,327
Becton, Dickinson and Co.	15,360	3,866,112
Biogen, Inc.(b)	7,956	2,696,368
BioMarin Pharmaceutical, Inc.(b)	9,727	819,111
Bio-Rad Laboratories, Inc., Class A(b)	1,175	945,663
Bio-Techne Corp.	2,059	1,027,729
Boston Scientific Corp.(b)	75,055	3,388,733
Bristol-Myers Squibb Co.	117,990	7,888,811
Cardinal Health, Inc.	15,325	804,409
Catalent, Inc.(b)	9,046	1,179,960
Centene Corp.(b)	30,751	1,936,698
Cerner Corp.	15,915	1,215,110
Charles River Laboratories International, Inc.(b)	2,659	1,180,224
Cigna Corp.	18,124	3,835,945
Cooper Cos., Inc. (The)	2,603	1,173,198
CVS Health Corp.	69,537	6,007,301
Danaher Corp.	33,907	10,991,293
DaVita, Inc.(b)	3,667	479,534

	Shares	Value
Health Care-(continued)
DENTSPLY SIRONA, Inc.	11,678	$720,533
DexCom, Inc.(b)	5,114	2,707,454
Edwards Lifesciences Corp.(b)	32,838	3,847,957
Elanco Animal Health, Inc.(b)	22,739	759,028
Eli Lilly and Co.	43,056	11,120,934
Exact Sciences Corp.(b)(c)	8,986	937,959
Gilead Sciences, Inc.	66,247	4,821,457
HCA Healthcare, Inc.	14,245	3,603,700
Henry Schein, Inc.(b)	7,414	560,424
Hologic, Inc.(b)	13,601	1,076,519
Horizon Therapeutics PLC(b)	11,306	1,222,066
Humana, Inc.	6,814	2,762,532
IDEXX Laboratories, Inc.(b)	4,507	3,036,636
Illumina, Inc.(b)	7,711	3,525,161
Incyte Corp.(b)	9,942	760,464
Insulet Corp.(b)	3,513	1,046,207
Intuitive Surgical, Inc.(b)	6,254	6,588,964
IQVIA Holdings, Inc.(b)	10,123	2,629,247
Jazz Pharmaceuticals PLC(b)	3,229	425,292
Johnson & Johnson	139,091	24,080,825
Laboratory Corp. of America Holdings(b)	5,148	1,561,800
Masimo Corp.(b)	2,781	755,153
McKesson Corp.	8,396	1,713,959
Medtronic PLC	71,208	9,504,844
Merck & Co., Inc.	133,736	10,202,719
Mettler-Toledo International, Inc.(b)	1,229	1,908,428
Moderna, Inc.(b)	18,017	6,786,824
Molina Healthcare, Inc.(b)	3,088	829,962
Neurocrine Biosciences, Inc.(b)	4,997	475,714
Novavax, Inc.(b)(c)	3,727	889,039
Novocure Ltd.(b)	4,904	658,166
Oak Street Health, Inc.(b)(c)	5,115	239,024
PerkinElmer, Inc.	5,957	1,100,854
Pfizer, Inc.	295,655	13,620,826
PPD, Inc.(b)	6,470	299,626
Quest Diagnostics, Inc.	6,934	1,059,723
Regeneron Pharmaceuticals, Inc.(b)	5,533	3,725,922
ResMed, Inc.	7,686	2,233,014
Royalty Pharma PLC, Class A	9,279	358,633
Seagen, Inc.(b)	7,221	1,210,240
STERIS PLC	5,262	1,131,383
Stryker Corp.	17,916	4,964,524
Teladoc Health, Inc.(b)(c)	7,329	1,058,454
Teleflex, Inc.	2,488	983,904
Thermo Fisher Scientific, Inc.	20,761	11,521,317
UnitedHealth Group, Inc.	49,849	20,750,643
Universal Health Services, Inc., Class B	4,114	640,797
Veeva Systems, Inc., Class A(b)	7,277	2,415,818
Vertex Pharmaceuticals, Inc.(b)	13,673	2,738,565
Viatris, Inc.	63,838	933,950
Waters Corp.(b)	3,278	1,357,158
West Pharmaceutical Services, Inc.	3,920	1,770,350
Zimmer Biomet Holdings, Inc.	10,997	1,654,499
Zoetis, Inc.	25,083	5,130,978

		289,252,299

Industrials-8.08%
3M Co.	30,617	5,962,355
A.O. Smith Corp.	7,143	519,439
Allegion PLC	4,778	687,984

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco PureBetaSM MSCI USA ETF (PBUS)–(continued)

August 31, 2021

	Shares	Value
Industrials-(continued)
AMERCO	515	$340,492
AMETEK, Inc.	12,223	1,661,961
Boeing Co. (The)(b)	29,344	6,441,008
Booz Allen Hamilton Holding Corp.	7,152	585,820
C.H. Robinson Worldwide, Inc.	7,113	640,597
Carrier Global Corp.	43,606	2,511,706
Caterpillar, Inc.	28,933	6,101,102
Cintas Corp.	4,994	1,976,475
Clarivate PLC (United Kingdom)(b)(c)	18,553	467,350
Copart, Inc.(b)	11,297	1,630,383
CoStar Group, Inc.(b)	20,914	1,772,252
CSX Corp.	120,011	3,903,958
Cummins, Inc.	7,722	1,822,238
Deere & Co.	15,735	5,948,302
Delta Air Lines, Inc.(b)	8,421	340,545
Dover Corp.	7,629	1,330,192
Eaton Corp. PLC	21,048	3,543,641
Emerson Electric Co.	31,681	3,342,346
Equifax, Inc.	6,463	1,759,616
Expeditors International of Washington, Inc.	8,899	1,109,171
Fastenal Co.	30,279	1,691,082
FedEx Corp.	13,314	3,537,397
Fortive Corp.	17,050	1,259,484
Fortune Brands Home & Security, Inc.	7,294	710,217
Generac Holdings, Inc.(b)	3,344	1,461,261
General Dynamics Corp.	12,695	2,542,935
General Electric Co.	57,958	6,109,353
HEICO Corp.	2,275	288,516
HEICO Corp., Class A	3,874	442,566
Honeywell International, Inc.	36,686	8,507,850
Howmet Aerospace, Inc.	20,846	661,861
Huntington Ingalls Industries, Inc.	2,136	436,107
IDEX Corp.	4,015	899,360
IHS Markit Ltd.	20,020	2,414,412
Illinois Tool Works, Inc.	16,692	3,886,899
Ingersoll Rand, Inc.(b)	21,512	1,140,566
J.B. Hunt Transport Services, Inc.	4,458	790,849
Jacobs Engineering Group, Inc.	6,917	933,518
Johnson Controls International PLC	37,862	2,832,078
Kansas City Southern	4,834	1,356,759
Knight-Swift Transportation Holdings, Inc.	8,350	433,616
L3Harris Technologies, Inc.	10,828	2,523,032
Leidos Holdings, Inc.	7,164	702,860
Lennox International, Inc.	1,785	598,296
Lockheed Martin Corp.	13,212	4,753,678
Lyft, Inc., Class A(b)	13,599	647,448
Masco Corp.	13,404	813,891
Nordson Corp.	2,768	660,445
Norfolk Southern Corp.	13,217	3,351,038
Northrop Grumman Corp.	8,084	2,972,487
Old Dominion Freight Line, Inc.	5,234	1,511,160
Otis Worldwide Corp.	21,506	1,983,283
Owens Corning	5,574	532,596
PACCAR, Inc.	18,433	1,509,110
Parker-Hannifin Corp.	6,816	2,022,103
Pentair PLC	8,823	680,783
Plug Power, Inc.(b)(c)	26,689	695,515
Raytheon Technologies Corp.	80,023	6,782,749
Republic Services, Inc.	11,851	1,471,065
Robert Half International, Inc.	5,990	619,366

	Shares	Value
Industrials-(continued)
Rockwell Automation, Inc.	6,129	$1,994,683
Rollins, Inc.	11,615	452,056
Roper Technologies, Inc.	5,558	2,686,070
Sensata Technologies Holding PLC(b)	8,318	492,259
Snap-on, Inc.	2,889	649,881
Southwest Airlines Co.(b)	7,900	393,262
Stanley Black & Decker, Inc.	8,556	1,653,618
Sunrun, Inc.(b)	9,150	404,888
Textron, Inc.	12,012	872,912
Trane Technologies PLC	12,670	2,514,995
TransDigm Group, Inc.(b)	2,751	1,671,150
TransUnion	10,117	1,229,519
Uber Technologies, Inc.(b)	64,408	2,520,929
Union Pacific Corp.	35,087	7,608,265
United Parcel Service, Inc., Class B	38,203	7,473,653
United Rentals, Inc.(b)	3,842	1,354,881
Verisk Analytics, Inc.	8,133	1,640,914
W.W. Grainger, Inc.	2,360	1,023,532
Wabtec Corp.	9,531	855,788
Waste Connections, Inc.	13,821	1,785,811
Waste Management, Inc.	22,305	3,459,729
Xylem, Inc.	9,561	1,303,260

		175,608,579

Information Technology-28.87%
Accenture PLC, Class A	33,580	11,301,685
Adobe, Inc.(b)	25,248	16,757,098
Advanced Micro Devices, Inc.(b)	64,176	7,105,567
Akamai Technologies, Inc.(b)	8,666	981,424
Amphenol Corp., Class A	31,563	2,418,673
Analog Devices, Inc.	28,410	4,629,444
ANSYS, Inc.(b)	4,603	1,681,752
Apple, Inc.	881,763	133,878,076
Applied Materials, Inc.	48,468	6,549,481
Arista Networks, Inc.(b)	3,015	1,114,133
Arrow Electronics, Inc.(b)	3,938	477,364
Autodesk, Inc.(b)	11,623	3,604,176
Automatic Data Processing, Inc.	22,477	4,698,592
Avalara, Inc.(b)	4,529	813,861
Bentley Systems, Inc., Class B	9,118	588,020
Black Knight, Inc.(b)	8,327	630,104
Broadcom, Inc.	21,571	10,725,317
Broadridge Financial Solutions, Inc.	6,140	1,057,431
Cadence Design Systems, Inc.(b)	14,693	2,402,012
CDW Corp.	7,451	1,494,745
Ceridian HCM Holding, Inc.(b)	7,136	801,730
Cisco Systems, Inc.	222,589	13,137,203
Citrix Systems, Inc.	6,522	670,918
Cloudflare, Inc., Class A(b)	12,125	1,463,972
Cognex Corp.	9,351	828,686
Cognizant Technology Solutions Corp., Class A	27,856	2,125,691
Corning, Inc.	42,546	1,701,415
Coupa Software, Inc.(b)	3,833	938,357
Crowdstrike Holdings, Inc., Class A(b)	9,975	2,802,975
Datadog, Inc., Class A(b)	9,841	1,356,090
Dell Technologies, Inc., Class C(b)	14,563	1,419,310
DocuSign, Inc.(b)	10,251	3,036,756
Dropbox, Inc., Class A(b)	16,781	532,126
Dynatrace, Inc.(b)	9,752	670,255

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco PureBetaSM MSCI USA ETF (PBUS)–(continued)

August 31, 2021

	Shares	Value
Information Technology-(continued)
Enphase Energy, Inc.(b)	6,764	$1,175,110
EPAM Systems, Inc.(b)	2,989	1,891,469
F5 Networks, Inc.(b)	3,170	645,317
Fair Isaac Corp.(b)	1,536	706,161
Fidelity National Information Services, Inc.	32,753	4,184,851
Fiserv, Inc.(b)	31,695	3,733,354
FleetCor Technologies, Inc.(b)	4,205	1,107,092
Fortinet, Inc.(b)	7,337	2,312,182
Gartner, Inc.(b)	4,573	1,411,868
Global Payments, Inc.	15,592	2,535,883
GoDaddy, Inc., Class A(b)	8,828	647,181
Guidewire Software, Inc.(b)	4,222	500,138
Hewlett Packard Enterprise Co.	68,723	1,062,458
HP, Inc.	66,214	1,969,204
HubSpot, Inc.(b)	2,333	1,596,868
Intel Corp.	213,275	11,529,646
International Business Machines Corp.	47,193	6,623,066
Intuit, Inc.	14,436	8,172,364
IPG Photonics Corp.(b)	1,981	338,117
Jack Henry & Associates, Inc.	3,945	695,819
Juniper Networks, Inc.	17,427	505,034
Keysight Technologies, Inc.(b)	9,796	1,757,206
KLA Corp.	8,098	2,752,996
Lam Research Corp.	7,533	4,556,109
Marvell Technology, Inc.	43,160	2,640,960
Mastercard, Inc., Class A	46,723	16,176,904
Microchip Technology, Inc.	14,439	2,272,121
Micron Technology, Inc.(b)	59,230	4,365,251
Microsoft Corp.	378,027	114,118,791
MongoDB, Inc.(b)(c)	2,942	1,152,764
Monolithic Power Systems, Inc.	2,309	1,142,793
Motorola Solutions, Inc.	8,983	2,193,828
NetApp, Inc.	11,823	1,051,419
NortonLifeLock, Inc.	30,901	820,731
NVIDIA Corp.	131,626	29,464,480
NXP Semiconductors N.V. (China)	14,569	3,134,229
Okta, Inc.(b)	6,582	1,735,015
ON Semiconductor Corp.(b)	22,451	995,926
Oracle Corp.	99,003	8,824,137
Palantir Technologies, Inc., Class A(b)	80,922	2,131,485
Palo Alto Networks, Inc.(b)	5,148	2,373,434
Paychex, Inc.	17,111	1,958,696
Paycom Software, Inc.(b)	2,709	1,324,430
PayPal Holdings, Inc.(b)	58,943	17,014,486
PTC, Inc.(b)	5,898	776,531
Qorvo, Inc.(b)	5,945	1,117,838
QUALCOMM, Inc.	59,587	8,740,817
RingCentral, Inc., Class A(b)	4,050	1,021,653
salesforce.com, inc.(b)	51,315	13,612,330
Seagate Technology Holdings PLC	10,935	957,797
ServiceNow, Inc.(b)	10,429	6,712,522
Skyworks Solutions, Inc.	8,766	1,608,210
Snowflake, Inc., Class A(b)	10,182	3,098,892
SolarEdge Technologies, Inc.(b)	2,731	791,389
Splunk, Inc.(b)	8,599	1,314,529
Square, Inc., Class A(b)	20,704	5,550,121
SS&C Technologies Holdings, Inc.	12,224	924,868
Synopsys, Inc.(b)	8,063	2,678,851
TE Connectivity Ltd.	17,444	2,620,438
Teledyne Technologies, Inc.(b)	2,457	1,138,525

	Shares	Value
Information Technology-(continued)
Teradyne, Inc.	8,756	$1,063,329
Texas Instruments, Inc.	48,778	9,312,208
Trade Desk, Inc. (The), Class A(b)	22,754	1,821,458
Trimble, Inc.(b)	13,266	1,249,923
Twilio, Inc., Class A(b)	8,594	3,067,714
Tyler Technologies, Inc.(b)	2,150	1,044,255
Unity Software, Inc.(b)(c)	2,961	375,307
VeriSign, Inc.(b)	5,351	1,157,207
Visa, Inc., Class A	89,356	20,471,460
VMware, Inc., Class A(b)(c)	4,479	666,789
Western Digital Corp.(b)	16,297	1,029,970
Western Union Co. (The)	21,994	475,950
Workday, Inc., Class A(b)	9,960	2,720,674
Xilinx, Inc.	13,030	2,027,338
Zebra Technologies Corp., Class A(b)	2,830	1,661,691
Zendesk, Inc.(b)	6,192	765,331
Zoom Video Communications, Inc., Class A(b)	11,206	3,244,137
Zscaler, Inc.(b)	4,271	1,188,790

		627,704,654

Materials-2.50%
Air Products and Chemicals, Inc.	11,689	3,150,302
Albemarle Corp.	6,198	1,467,315
Amcor PLC	81,838	1,051,618
Avery Dennison Corp.	4,403	992,392
Ball Corp.	17,301	1,660,204
Celanese Corp.	5,980	948,428
CF Industries Holdings, Inc.	11,371	516,471
Corteva, Inc.	38,932	1,711,840
Crown Holdings, Inc.	7,107	780,278
Dow, Inc.	39,575	2,489,267
DuPont de Nemours, Inc.	28,106	2,080,406
Eastman Chemical Co.	7,255	820,976
Ecolab, Inc.	13,592	3,063,093
FMC Corp.	6,878	643,987
Freeport-McMoRan, Inc.	77,405	2,816,768
International Flavors & Fragrances, Inc.	13,129	1,989,044
International Paper Co.	19,617	1,178,786
Linde PLC (United Kingdom)	27,483	8,645,877
LyondellBasell Industries N.V., Class A	14,188	1,423,766
Martin Marietta Materials, Inc.	3,313	1,263,081
Mosaic Co. (The)	18,952	609,875
Newmont Corp.	42,282	2,451,933
Nucor Corp.	15,782	1,855,332
Packaging Corp. of America	5,044	765,175
PPG Industries, Inc.	12,506	1,995,332
RPM International, Inc.	6,834	562,370
Sealed Air Corp.	8,072	492,634
Sherwin-Williams Co. (The)	13,434	4,079,503
Steel Dynamics, Inc.	11,176	754,268
Vulcan Materials Co.	7,046	1,310,063
WestRock Co.	13,998	728,456

		54,298,840

Real Estate-2.74%
Alexandria Real Estate Equities, Inc.	7,369	1,520,741
American Tower Corp.	23,992	7,009,743
AvalonBay Communities, Inc.	7,413	1,701,877
Boston Properties, Inc.	7,854	887,423
Camden Property Trust	5,187	778,258

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco PureBetaSM MSCI USA ETF (PBUS)–(continued)

August 31, 2021

	Shares	Value
Real Estate-(continued)
CBRE Group, Inc., Class A(b)	17,825	$1,716,548
Crown Castle International Corp.	22,827	4,444,189
Digital Realty Trust, Inc.	14,884	2,439,636
Duke Realty Corp.	19,913	1,045,632
Equinix, Inc.	4,731	3,990,362
Equity LifeStyle Properties, Inc.	9,193	782,049
Equity Residential	18,806	1,581,020
Essex Property Trust, Inc.	3,456	1,143,037
Extra Space Storage, Inc.	7,024	1,312,856
Healthpeak Properties, Inc.	28,465	1,024,740
Host Hotels & Resorts, Inc.(b)	37,470	620,503
Invitation Homes, Inc.	30,158	1,241,906
Iron Mountain, Inc.	15,162	723,986
Medical Properties Trust, Inc.	30,814	631,071
Mid-America Apartment Communities, Inc.	6,079	1,169,417
Omega Healthcare Investors, Inc.	12,630	423,484
Prologis, Inc.	39,075	5,261,840
Public Storage	8,325	2,694,053
Realty Income Corp.	19,823	1,431,617
Regency Centers Corp.	8,113	556,714
SBA Communications Corp., Class A	5,770	2,071,257
Simon Property Group, Inc.	17,352	2,332,976
Sun Communities, Inc.	5,884	1,185,567
UDR, Inc.	15,655	845,683
Ventas, Inc.	19,910	1,113,765
VEREIT, Inc.	12,283	620,660
VICI Properties, Inc.(c)	28,429	878,740
Vornado Realty Trust	8,740	366,031
Welltower, Inc.	22,029	1,928,198
Weyerhaeuser Co.	39,797	1,432,692
WP Carey, Inc.	9,318	727,922

		59,636,193

Utilities-2.43%
AES Corp. (The)	35,354	843,900
Alliant Energy Corp.	13,265	806,379
Ameren Corp.	13,455	1,180,273
American Electric Power Co., Inc.	26,378	2,362,678
American Water Works Co., Inc.	9,636	1,756,161
Atmos Energy Corp.	6,808	663,848
CenterPoint Energy, Inc.	30,445	763,865
CMS Energy Corp.	15,284	980,163
Consolidated Edison, Inc.	18,195	1,372,813
Dominion Energy, Inc.	42,598	3,315,828
DTE Energy Co.	10,276	1,236,614

	Shares	Value
Utilities-(continued)
Duke Energy Corp.	40,628	$4,252,127
Edison International	20,023	1,158,130
Entergy Corp.	10,643	1,177,222
Essential Utilities, Inc.	12,389	614,866
Evergy, Inc.	12,032	823,590
Eversource Energy	18,226	1,653,645
Exelon Corp.	51,610	2,529,922
FirstEnergy Corp.	28,663	1,114,131
NextEra Energy, Inc.	103,601	8,701,448
NiSource, Inc.	20,843	513,780
NRG Energy, Inc.	12,975	592,568
PG&E Corp.(b)	79,580	729,749
Pinnacle West Capital Corp.	5,976	459,554
PPL Corp.	40,628	1,192,432
Public Service Enterprise Group, Inc.	26,667	1,705,088
Sempra Energy	16,730	2,214,383
Southern Co. (The)	55,914	3,675,227
UGI Corp.	11,080	513,115
Vistra Corp.	23,375	446,229
WEC Energy Group, Inc.	16,657	1,573,753
Xcel Energy, Inc.	28,555	1,963,156

		52,886,637

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $1,902,717,200)		2,175,074,602

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.59%
Invesco Private Government Fund, 0.02%(d)(e)(f)	3,815,320	3,815,320
Invesco Private Prime Fund, 0.11%(d)(e)(f)	9,007,009	9,010,612

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $12,825,932)		12,825,932

TOTAL INVESTMENTS IN SECURITIES-100.63% (Cost $1,915,543,132)		2,187,900,534
OTHER ASSETS LESS LIABILITIES-(0.63)%		(13,698,952)

NET ASSETS-100.00%		$2,174,201,582

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	August 31, 2020	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2021	Income
Invesco Ltd.	$1,112	$533,102	$(65,712)	$(1,401)	$(4,277)	$462,824	$7,092

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco PureBetaSM MSCI USA ETF (PBUS)–(continued)

August 31, 2021

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	August 31, 2020	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$36,412,422	$(36,412,422)	$-	$-	$-	$108
Invesco Premier U.S. Government Money Portfolio, Institutional Class	817	36,247	(37,064)	-	-	-	-
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	14,282	45,968,727	(42,167,689)	-	-	3,815,320	332	*
Invesco Private Prime Fund	4,903	66,198,202	(57,192,496)	-	3	9,010,612	5,126	*

Total	$21,114	$149,148,700	$(135,875,383)	$(1,401)	$(4,274)	$13,288,756	$12,658

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-2.49%
Advantage Solutions, Inc.(b)	527	$4,590
AMC Networks, Inc., Class A(b)(c)	221	10,504
Angi, Inc., Class A(b)	551	5,863
Anterix, Inc.(b)	95	5,607
ATN International, Inc.	92	4,194
Bandwidth, Inc., Class A(b)(c)	173	17,802
Boston Omaha Corp., Class A(b)	130	4,647
Bumble, Inc., Class A(b)(c)	477	25,996
Cardlytics, Inc.(b)	263	23,875
Cargurus, Inc., (Acquired 05/06/2020 - 08/30/2021; Cost $16,661)(b)(d)	638	19,382
Cars.com, Inc.(b)	558	7,098
Cincinnati Bell, Inc.(b)	399	6,181
Cinemark Holdings, Inc.(b)(c)	831	14,817
Clear Channel Outdoor Holdings, Inc.(b)	2,712	7,133
Cogent Communications Holdings, Inc.	345	25,040
Consolidated Communications Holdings, Inc.(b)	591	5,479
CuriosityStream, Inc.(b)(c)	238	2,975
E.W. Scripps Co. (The), Class A	432	8,009
Entercom Communications Corp.(b)	1,017	3,610
Eventbrite, Inc., Class A(b)	573	10,131
EverQuote, Inc., Class A(b)	127	2,501
fuboTV, Inc.(b)(c)	406	11,835
Gannett Co., Inc.(b)	1,095	6,953
Globalstar, Inc.(b)	5,573	11,090
Gogo, Inc.(b)(c)	398	5,353
Gray Television, Inc.	657	14,940
Hemisphere Media Group, Inc.(b)	134	1,651
iHeartMedia, Inc., Class A(b)(c)	903	22,467
IMAX Corp.(b)	416	6,535
Iridium Communications, Inc.(b)	968	43,086
John Wiley & Sons, Inc., Class A(c)	359	20,858
Liberty Latin America Ltd., Class A (Chile)(b)	386	5,504
Liberty Latin America Ltd., Class C (Chile)(b)	1,275	18,347
Liberty Media Corp.-Liberty Braves, Class A(b)	68	1,768
Liberty Media Corp.-Liberty Braves, Class C(b)	314	8,117
Lions Gate Entertainment Corp., Class A(b)(c)	481	6,215
Lions Gate Entertainment Corp., Class B(b)	973	11,442
Loral Space & Communications, Inc. (Canada)	89	3,739
Madison Square Garden Entertainment Corp.(b)(c)	199	15,958
Madison Square Garden Sports Corp., Class A(b)	119	21,513
Magnite, Inc.(b)(c)	986	28,614
Marcus Corp. (The)(b)	175	2,730
MediaAlpha, Inc., Class A(b)	127	2,817
Meredith Corp.(b)	335	14,408
New York Times Co. (The), Class A	1,211	61,495
Nexstar Media Group, Inc., Class A	345	51,664
ORBCOMM, Inc.(b)	623	7,158
PubMatic, Inc., Class A(b)	56	1,632
QuinStreet, Inc.(b)	419	7,504
Radius Global Infrastructure, Inc., Class A(b)	479	8,565
Scholastic Corp.	215	7,147
Shenandoah Telecommunications Co.	393	11,723
Sinclair Broadcast Group, Inc., Class A	388	11,644
Skillz, Inc., (Acquired 05/27/2021 - 05/28/2021; Cost $13,683)(b)(c)(d)	790	9,298

	Shares	Value
Communication Services-(continued)
TechTarget, Inc.(b)	204	$17,254
TEGNA, Inc.	1,689	29,929
Telephone & Data Systems, Inc.	780	15,850
TripAdvisor, Inc.(b)	809	28,315
TrueCar, Inc.(b)	776	3,259
United States Cellular Corp.(b)	111	3,546
Vimeo, Inc.(b)	1,186	45,210
WideOpenWest, Inc.(b)	431	9,146
World Wrestling Entertainment, Inc., Class A	365	19,020
Yelp, Inc.(b)	603	23,222
ZoomInfo Technologies, Inc., Class A(b)	1,464	95,438
Zynga, Inc., Class A(b)	7,454	65,968

		1,035,361

Consumer Discretionary-14.46%
1-800-Flowers.com, Inc., Class A(b)(c)	227	7,210
2U, Inc.(b)(c)	601	22,255
Aaron’s Co., Inc. (The)	275	7,293
Abercrombie & Fitch Co., Class A(b)	499	17,844
Academy Sports & Outdoors, Inc.(b)	482	21,338
Accel Entertainment, Inc.(b)	462	5,322
Acushnet Holdings Corp.	306	15,288
Adient PLC(b)	759	29,859
Adtalem Global Education, Inc.(b)	379	14,023
American Axle & Manufacturing Holdings, Inc.(b)	939	8,329
American Eagle Outfitters, Inc.(c)	1,280	39,066
American Public Education, Inc.(b)	151	3,971
America’s Car-Mart, Inc.(b)	54	6,984
Arko Corp.(b)	411	4,250
Asbury Automotive Group, Inc.(b)	155	28,867
Aterian, Inc.(b)(c)	111	662
AutoNation, Inc.(b)	421	45,927
Bally’s Corp.(b)	256	12,861
Bed Bath & Beyond, Inc.(b)(c)	816	22,473
Big Lots, Inc.	269	13,090
BJ’s Restaurants, Inc.(b)	184	7,868
Bloomin’ Brands, Inc.(b)	657	17,601
Boot Barn Holdings, Inc.(b)	237	21,159
Boyd Gaming Corp.(b)	678	41,609
Bright Horizons Family Solutions, Inc.(b)	491	71,568
Brinker International, Inc.(b)	370	19,710
Brunswick Corp.	628	60,834
Buckle, Inc. (The)	246	9,528
Caleres, Inc.	314	7,721
Callaway Golf Co.(b)	968	27,162
Camping World Holdings, Inc., Class A	327	13,060
Canoo, Inc.(b)	886	6,388
Capri Holdings Ltd.(b)	1,220	68,942
CarLotz, Inc.(b)	563	2,314
CarParts.com, Inc.(b)(c)	298	5,146
Carriage Services, Inc.	140	6,472
Carter’s, Inc.	354	36,243
Cavco Industries, Inc.(b)	67	17,119
Century Communities, Inc.	249	17,455
Cheesecake Factory, Inc. (The)(b)	360	16,794
Chegg, Inc.(b)	1,144	95,204
Children’s Place, Inc. (The)(b)(c)	116	10,073
Choice Hotels International, Inc.	291	34,734

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2021

	Shares	Value
Consumer Discretionary-(continued)
Churchill Downs, Inc.	279	$58,730
Chuy’s Holdings, Inc.(b)	163	5,258
Citi Trends, Inc.(b)	74	6,374
Columbia Sportswear Co.	268	27,339
Container Store Group, Inc. (The)(b)	271	3,144
Cracker Barrel Old Country Store, Inc.	181	25,988
Crocs, Inc.(b)	525	74,981
Dana, Inc.	1,170	27,214
Dave & Buster’s Entertainment, Inc.(b)	315	11,787
Deckers Outdoor Corp.(b)	224	93,733
Denny’s Corp.(b)(c)	527	8,717
Designer Brands, Inc., Class A(b)	507	7,352
Dick’s Sporting Goods, Inc.	528	74,348
Dillard’s, Inc., Class A(c)	52	9,904
Dine Brands Global, Inc.(b)	130	10,754
Dorman Products, Inc.(b)	232	21,776
Duluth Holdings, Inc., Class B(b)	170	2,645
El Pollo Loco Holdings, Inc.(b)	165	2,993
Ethan Allen Interiors, Inc.	177	4,252
Everi Holdings, Inc.(b)	712	16,198
Fisker, Inc.(b)(c)	1,175	16,391
Five Below, Inc.(b)	451	95,977
Floor & Decor Holdings, Inc., Class A(b)	845	104,189
Foot Locker, Inc.	749	42,461
Fox Factory Holding Corp.(b)	338	51,940
Franchise Group, Inc.	200	6,946
frontdoor, inc.(b)	691	30,141
Funko, Inc., Class A(b)	165	3,290
GameStop Corp., Class A(b)(c)	526	114,794
GAN, Ltd. (United Kingdom)(b)	248	4,241
Gap, Inc. (The)	1,825	48,782
Genesco, Inc.(b)	118	7,320
Gentex Corp.	1,946	59,937
Gentherm, Inc.(b)	270	23,171
G-III Apparel Group Ltd.(b)	359	11,104
Golden Entertainment, Inc.(b)	152	7,253
Goodyear Tire & Rubber Co. (The)(b)	2,248	35,608
GoPro, Inc., Class A(b)(c)	966	9,631
Graham Holdings Co., Class B	33	20,355
Grand Canyon Education, Inc.(b)	374	33,338
Green Brick Partners, Inc.(b)	272	6,797
Group 1 Automotive, Inc.	139	22,996
Groupon, Inc.(b)(c)	203	5,028
GrowGeneration Corp.(b)(c)	380	12,156
Guess?, Inc.	316	7,644
H&R Block, Inc.	1,461	37,475
Hanesbrands, Inc.	2,813	52,547
Harley-Davidson, Inc.	1,239	48,978
Haverty Furniture Cos., Inc., (Acquired 09/19/2017 - 08/31/2021; Cost $4,228)(d)	130	4,632
Helen of Troy Ltd.(b)(c)	197	47,120
Hibbett, Inc.	134	12,822
Hilton Grand Vacations, Inc.(b)	690	30,146
Houghton Mifflin Harcourt Co.(b)	1,051	14,157
Hovnanian Enterprises, Inc., Class A(b)	40	4,348
Hyatt Hotels Corp., Class A(b)(c)	326	23,990
Installed Building Products, Inc.	191	23,718
iRobot Corp.(b)(c)	226	18,333
Jack in the Box, Inc.	179	18,967
Johnson Outdoors, Inc., Class A	48	5,510

	Shares	Value
Consumer Discretionary-(continued)
KB Home	668	$28,744
Kohl’s Corp.	1,269	72,841
Kontoor Brands, Inc.	402	21,692
Lands’ End, Inc.(b)	108	3,656
Laureate Education, Inc., Class A(b)	936	14,910
La-Z-Boy, Inc.	384	13,444
LCI Industries	203	28,757
Leggett & Platt, Inc.	1,073	51,922
Leslie’s, Inc.(b)(c)	991	23,903
Levi Strauss & Co., Class A	638	16,722
LGI Homes, Inc.(b)	180	28,859
Lindblad Expeditions Holdings, Inc.(b)(c)	248	3,648
Lithia Motors, Inc., Class A	243	80,506
Lordstown Motors Corp., Class A(b)	951	6,258
Lovesac Co. (The)(b)	103	5,826
Lumber Liquidators Holdings, Inc.(b)	240	5,006
Luminar Technologies, Inc.(b)(c)	1,393	24,210
M.D.C. Holdings, Inc.	453	23,669
M/I Homes, Inc.(b)	236	15,196
Macy’s, Inc.(b)	2,512	56,244
Malibu Boats, Inc., Class A(b)	172	12,315
MarineMax, Inc.(b)	182	8,849
Marriott Vacations Worldwide Corp.(b)	324	48,454
Mattel, Inc.(b)	2,810	59,994
Meritage Homes Corp.(b)	305	34,020
Modine Manufacturing Co.(b)	426	5,299
Monarch Casino & Resort, Inc.(b)	115	7,288
Monro, Inc.	276	15,707
Movado Group, Inc.	131	4,734
Murphy USA, Inc.	206	31,988
National Vision Holdings, Inc.(b)	656	39,347
Nautilus, Inc.(b)(c)	251	2,861
Nordstrom, Inc.(b)(c)	890	25,463
Norwegian Cruise Line Holdings Ltd.(b)(c)	2,980	77,003
ODP Corp. (The)(b)	442	20,849
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	475	34,381
OneSpaWorld Holdings Ltd. (Bahamas)(b)	531	5,576
Overstock.com, Inc.(b)	347	25,036
Oxford Industries, Inc.	139	12,552
Papa John’s International, Inc.	253	32,265
Patrick Industries, Inc.	183	14,935
Penn National Gaming, Inc.(b)	1,259	102,105
Penske Automotive Group, Inc.	260	23,382
Perdoceo Education Corp.(b)	581	6,379
Petco Health & Wellness Co., Inc.(b)(c)	730	15,717
PetMed Express, Inc.(c)	168	4,627
Planet Fitness, Inc., Class A(b)	671	54,552
Playa Hotels & Resorts N.V.(b)	947	6,923
PLBY Group, Inc.(b)	139	3,454
Polaris, Inc.	468	56,048
Porch Group, Inc.(b)	659	13,180
Poshmark, Inc., Class A(b)	118	3,443
Purple Innovation, Inc.(b)	495	12,078
PVH Corp.(b)	574	60,149
Quotient Technology, Inc.(b)	652	4,734
Qurate Retail, Inc., Class A	3,058	33,730
Ralph Lauren Corp.	391	45,407
RealReal, Inc. (The)(b)(c)	630	7,837
Red Rock Resorts, Inc., Class A(b)	514	24,060
Rent-A-Center, Inc.	481	30,342

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2021

	Shares	Value
Consumer Discretionary-(continued)
Revolve Group, Inc.(b)(c)	288	$16,548
RH(b)(c)	136	95,291
Rush Street Interactive, Inc.(b)(c)	429	6,384
Ruth’s Hospitality Group, Inc.(b)	274	5,614
Sally Beauty Holdings, Inc.(b)	914	16,991
Scientific Games Corp.(b)	735	53,177
SeaWorld Entertainment, Inc.(b)	422	20,758
Service Corp. International	1,355	85,040
Shake Shack, Inc., Class A(b)	302	26,199
Shoe Carnival, Inc.	152	5,819
Shutterstock, Inc.	191	22,015
Signet Jewelers Ltd.	421	33,343
Six Flags Entertainment Corp.(b)	585	24,710
Skechers U.S.A., Inc., Class A(b)	1,081	54,515
Skyline Champion Corp.(b)	411	25,778
Sleep Number Corp.(b)	197	18,224
Smith & Wesson Brands, Inc.	429	10,352
Sonic Automotive, Inc., Class A	183	9,249
Sonos, Inc.(b)	1,004	39,889
Sportsman’s Warehouse Holdings, Inc.(b)	361	6,404
Stamps.com, Inc.(b)	147	48,348
Standard Motor Products, Inc.	166	7,120
Steven Madden Ltd.	667	26,994
Stitch Fix, Inc., Class A(b)	522	21,877
Stoneridge, Inc.(b)	223	5,196
Strategic Education, Inc.	191	14,951
Stride, Inc.(b)	343	11,744
Sturm Ruger & Co., Inc.	144	11,259
Tapestry, Inc.(b)	2,247	90,599
Taylor Morrison Home Corp., Class A(b)	1,039	29,186
Tempur Sealy International, Inc.	1,543	68,972
Tenneco, Inc., Class A(b)	628	9,797
Terminix Global Holdings, Inc.(b)	1,035	43,087
Texas Roadhouse, Inc.	534	50,730
Thor Industries, Inc.	446	50,590
Toll Brothers, Inc.	943	60,409
TopBuild Corp.(b)	266	58,198
Travel + Leisure Co.	695	38,058
Tri Pointe Homes, Inc.(b)	955	22,700
Tupperware Brands Corp.(b)(c)	409	9,763
Under Armour, Inc., Class A(b)(c)	1,519	35,150
Under Armour, Inc., Class C(b)	1,601	32,116
Universal Electronics, Inc.(b)	115	5,810
Urban Outfitters, Inc.(b)	555	18,326
Veoneer, Inc. (Sweden)(b)	856	30,645
Victoria’s Secret & Co.(b)	711	47,139
Vista Outdoor, Inc.(b)	465	18,995
Visteon Corp.(b)	225	23,778
Vivint Smart Home, Inc.(b)	505	6,161
Vroom, Inc.(b)(c)	561	15,068
Vuzix Corp.(b)(c)	483	6,390
Wendy’s Co. (The)	1,515	34,875
Williams-Sonoma, Inc.	614	114,634
Wingstop, Inc.	239	41,091
Winmark Corp.	24	5,031
Winnebago Industries, Inc.	258	17,962
Wolverine World Wide, Inc.	670	24,026
Workhorse Group, Inc.(b)(c)	899	8,819
WW International, Inc.(b)	428	9,266
Wyndham Hotels & Resorts, Inc.	752	54,670

	Shares	Value
Consumer Discretionary-(continued)
XL Fleet Corp.(b)(c)	574	$3,903
XPEL, Inc.(b)(e)	137	10,409
YETI Holdings, Inc.(b)	668	66,359
Zumiez, Inc.(b)	179	7,194

		6,006,107

Consumer Staples-3.21%
Andersons, Inc. (The)	260	7,899
AppHarvest, Inc.(b)(c)	445	3,738
B&G Foods, Inc.(c)	531	16,121
BellRing Brands, Inc., Class A(b)	326	11,009
Beyond Meat, Inc.(b)(c)	457	54,675
BJ’s Wholesale Club Holdings, Inc.(b)	1,106	62,666
Calavo Growers, Inc.	139	6,522
Cal-Maine Foods, Inc.	309	11,173
Casey’s General Stores, Inc.	298	60,959
Celsius Holdings, Inc.(b)	263	21,503
Central Garden & Pet Co.(b)(c)	80	3,684
Central Garden & Pet Co., Class A(b)	333	13,876
Chefs’ Warehouse, Inc. (The)(b)	277	8,374
Coca-Cola Consolidated, Inc.	41	16,653
Coty, Inc., Class A(b)	2,469	24,122
Darling Ingredients, Inc.(b)	1,314	97,893
Edgewell Personal Care Co.	418	17,681
elf Beauty, Inc.(b)	383	11,854
Energizer Holdings, Inc.	496	19,513
Flowers Foods, Inc.	1,619	39,066
Fresh Del Monte Produce, Inc.	295	9,700
Freshpet, Inc.(b)	349	44,721
Grocery Outlet Holding Corp.(b)(c)	701	18,247
Hain Celestial Group, Inc. (The)(b)	683	25,551
Herbalife Nutrition Ltd.(b)	808	41,483
Hostess Brands, Inc.(b)(c)	1,081	17,253
Ingles Markets, Inc., Class A	118	8,011
Ingredion, Inc.	540	47,444
Inter Parfums, Inc.	142	10,301
J&J Snack Foods Corp.	124	20,306
John B. Sanfilippo & Son, Inc.	74	6,289
Lancaster Colony Corp.	155	27,472
Landec Corp.(b)	242	2,621
Medifast, Inc.	90	20,511
MGP Ingredients, Inc.	107	6,987
Mission Produce, Inc.(b)(c)	117	2,427
National Beverage Corp.	194	9,031
Nu Skin Enterprises, Inc., Class A	404	20,450
Performance Food Group Co.(b)	1,239	62,223
Pilgrim’s Pride Corp.(b)	402	11,192
Post Holdings, Inc.(b)	487	54,500
PriceSmart, Inc.	198	16,753
Reynolds Consumer Products, Inc.	519	14,677
Rite Aid Corp.(b)(c)	458	8,125
Sanderson Farms, Inc.	162	31,833
Seaboard Corp.	2	8,509
Simply Good Foods Co. (The)(b)(c)	695	24,756
SpartanNash Co.	297	6,385
Spectrum Brands Holdings, Inc.	326	25,447
Sprouts Farmers Market, Inc.(b)(c)	952	23,705
Tattooed Chef, Inc.(b)(c)	327	6,923
Tootsie Roll Industries, Inc.(c)	134	4,241
TreeHouse Foods, Inc.(b)	463	17,349

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2021

	Shares	Value
Consumer Staples-(continued)
Turning Point Brands, Inc.	118	$5,872
United Natural Foods, Inc.(b)	464	17,075
Universal Corp.	203	10,272
US Foods Holding Corp.(b)	1,698	57,732
USANA Health Sciences, Inc.(b)	98	9,509
Utz Brands, Inc.(c)	507	9,846
Vector Group Ltd.	1,079	16,207
Veru, Inc.(b)	519	4,629
Village Super Market, Inc., Class A	68	1,522
Vital Farms, Inc.(b)	132	2,373
WD-40 Co.	111	26,599
Weis Markets, Inc.	144	8,201

		1,334,241

Energy-3.74%
Alto Ingredients, Inc.(b)(c)	569	2,896
Antero Midstream Corp.	2,500	24,025
Antero Resources Corp.(b)	2,245	30,801
APA Corp.	3,045	59,317
Arch Resources, Inc.(b)(c)	127	9,613
Archrock, Inc.	1,075	8,256
Bonanza Creek Energy, Inc.	177	6,882
Brigham Minerals, Inc., Class A	360	6,883
Bristow Group, Inc.(b)	61	1,925
Cabot Oil & Gas Corp.	3,220	51,166
Cactus, Inc., Class A	438	16,429
California Resources Corp.(b)	344	11,775
Callon Petroleum Co.(b)(c)	383	13,087
Centennial Resource Development, Inc.,
Class A(b)	1,503	7,665
ChampionX Corp.(b)	1,621	37,818
Chesapeake Energy Corp.(c)	592	33,039
Cimarex Energy Co.	828	53,174
Clean Energy Fuels Corp.(b)	1,233	9,778
CNX Resources Corp.(b)	1,784	20,266
Comstock Resources, Inc.(b)	671	3,966
Contango Oil & Gas Co.(b)	907	3,292
Continental Resources, Inc.(c)	595	23,372
Core Laboratories N.V.	370	10,197
CVR Energy, Inc.	250	3,600
Delek US Holdings, Inc.	545	9,325
Denbury, Inc.(b)	403	28,343
Diamondback Energy, Inc.	1,385	106,839
DMC Global, Inc.(b)	152	6,106
Dorian LPG Ltd.	239	3,160
Dril-Quip, Inc.(b)	294	7,144
DT Midstream, Inc.(b)	780	36,247
EnLink Midstream LLC	2,232	12,030
EQT Corp.(b)	2,249	41,224
Equitrans Midstream Corp.	3,310	28,896
Extraction Oil & Gas, Inc.(b)	138	6,283
Frank’s International N.V.(b)	1,313	3,781
Gevo, Inc.(b)(c)	1,640	10,217
Green Plains, Inc.(b)	426	14,953
Helix Energy Solutions Group, Inc.(b)	1,187	4,463
Helmerich & Payne, Inc.	869	23,393
HollyFrontier Corp.	1,244	40,218
International Seaways, Inc.	305	5,246
Kosmos Energy Ltd. (Ghana)(b)	3,379	7,974
Liberty Oilfield Services, Inc., Class A(b)	753	7,696

	Shares	Value
Energy-(continued)
Magnolia Oil & Gas Corp., Class A	1,158	$18,157
Marathon Oil Corp.	6,349	74,601
Matador Resources Co.	941	27,054
Murphy Oil Corp.	1,245	26,469
Nabors Industries Ltd.(b)	55	4,639
NexTier Oilfield Solutions, Inc.(b)	1,336	4,810
Northern Oil and Gas, Inc.	376	6,242
NOV, Inc.(b)	3,148	41,459
Oasis Petroleum, Inc.	166	14,374
Oceaneering International, Inc.(b)	822	10,111
Ovintiv, Inc.	2,103	57,328
Par Pacific Holdings, Inc.(b)	336	5,541
Patterson-UTI Energy, Inc.	1,554	12,059
PBF Energy, Inc., Class A(b)	797	8,289
PDC Energy, Inc.	800	33,400
Plains GP Holdings L.P., Class A	1,477	14,416
ProPetro Holding Corp.(b)	628	4,861
Range Resources Corp.(b)	1,987	29,050
Renewable Energy Group, Inc.(b)(c)	384	18,593
REX American Resources Corp.(b)	45	3,814
RPC, Inc.(b)(c)	533	2,041
Select Energy Services, Inc., Class A(b)	510	2,728
SM Energy Co.	903	17,247
Southwestern Energy Co.(b)	5,452	24,807
Talos Energy, Inc.(b)	234	2,902
Targa Resources Corp.	1,657	72,775
TechnipFMC PLC (United Kingdom)(b)	3,450	22,873
Tellurian, Inc.(b)	2,241	7,149
Texas Pacific Land Corp.	50	67,987
Transocean Ltd.(b)(c)	4,837	17,220
US Silica Holdings, Inc.(b)	615	5,400
Viper Energy Partners L.P	486	9,001
Whiting Petroleum Corp.(b)	316	14,836
World Fuel Services Corp.	521	16,860

		1,551,853

Financials-14.95%
1st Source Corp.	145	6,815
Affiliated Managers Group, Inc.	336	57,157
Allegiance Bancshares, Inc.	158	5,873
Altabancorp	101	4,194
Amalgamated Financial Corp.	117	1,819
Ambac Financial Group, Inc.(b)	380	5,354
Amerant Bancorp, Inc.(b)	179	4,756
American Equity Investment Life Holding Co.	692	21,929
American National Group, Inc.	67	12,898
Ameris Bancorp	562	27,673
AMERISAFE, Inc.	160	9,208
Apollo Commercial Real Estate Finance, Inc.	1,154	17,945
Arbor Realty Trust, Inc.	1,018	18,609
Ares Commercial Real Estate Corp.	369	5,823
Ares Management Corp., Class A	980	75,636
Argo Group International Holdings Ltd.	287	15,182
ARMOUR Residential REIT, Inc.	542	5,886
Arrow Financial Corp.	129	4,754
Artisan Partners Asset Management, Inc., Class A	522	27,123
AssetMark Financial Holdings, Inc.(b)	149	4,004
Associated Banc-Corp.	1,232	25,404
Assured Guaranty Ltd.	608	30,315

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2021

	Shares	Value
Financials-(continued)
Atlantic Union Bankshares Corp.	637	$23,569
AXIS Capital Holdings Ltd.	615	31,470
Axos Financial, Inc.(b)	431	20,895
B. Riley Financial, Inc.	123	8,061
Banc of California, Inc.	375	6,739
BancFirst Corp.	148	8,371
Bancorp, Inc. (The)(b)	424	10,456
BancorpSouth Bank	827	24,256
Bank First Corp.	57	4,047
Bank of Hawaii Corp.	326	27,322
Bank of Marin Bancorp	135	4,887
Bank OZK	984	41,751
BankUnited, Inc.	751	31,565
Banner Corp.	280	16,016
Bar Harbor Bankshares	124	3,398
Berkshire Hills Bancorp, Inc.	421	10,790
BGC Partners, Inc., Class A	2,407	12,396
Blackstone Mortgage Trust, Inc., Class A	1,125	36,911
Blucora, Inc.(b)	399	6,548
BOK Financial Corp.	252	22,189
Brighthouse Financial, Inc.(b)	692	33,880
Brightsphere Investment Group, Inc.	491	13,350
BrightSpire Capital, Inc.	699	7,004
Broadmark Realty Capital, Inc.	1,039	10,920
Brookline Bancorp, Inc.	645	9,656
BRP Group, Inc., Class A(b)	342	12,876
Bryn Mawr Bank Corp.	165	6,732
Byline Bancorp, Inc.	207	5,092
Cadence Bancorp	1,005	21,618
Camden National Corp.	124	5,787
Cannae Holdings, Inc.(b)	665	21,227
Capital City Bank Group, Inc.	113	2,620
Capitol Federal Financial, Inc.	1,091	12,590
Capstead Mortgage Corp., (Acquired 05/06/2020 - 08/30/2021; Cost $4,753)(d)	780	5,374
Cathay General Bancorp	610	24,266
CBTX, Inc.	142	3,865
Central Pacific Financial Corp.	232	5,872
Century Bancorp, Inc., Class A	22	2,515
Chimera Investment Corp.	1,857	28,449
CIT Group, Inc.	798	44,225
City Holding Co.	131	10,205
CNO Financial Group, Inc.	1,060	25,928
Cohen & Steers, Inc.	198	17,367
Columbia Banking System, Inc.	578	21,016
Columbia Financial, Inc.(b)	404	7,284
Comerica, Inc.	1,125	83,149
Commerce Bancshares, Inc.	849	60,041
Community Bank System, Inc.	434	32,116
Community Trust Bancorp, Inc.	133	5,541
ConnectOne Bancorp, Inc.	295	8,440
Cowen, Inc., Class A	200	7,208
Crawford & Co., Class A	128	1,276
Credit Acceptance Corp.(b)(c)	74	42,896
CrossFirst Bankshares, Inc.(b)	386	5,103
Cullen/Frost Bankers, Inc.	486	55,511
Customers Bancorp, Inc.(b)	250	10,353
CVB Financial Corp.	1,040	21,174
Diamond Hill Investment Group, Inc.	25	4,576
Dime Community Bancshares, Inc.	272	8,976

	Shares	Value
Financials-(continued)
Donegal Group, Inc., Class A	111	$1,672
Donnelley Financial Solutions, Inc.(b)	248	8,271
Dynex Capital, Inc.	252	4,476
Eagle Bancorp, Inc.	263	15,175
East West Bancorp, Inc.	1,143	83,828
Eastern Bankshares, Inc.	1,354	26,782
eHealth, Inc.(b)	204	7,885
Ellington Financial, Inc.	362	6,704
Employers Holdings, Inc.	234	9,634
Encore Capital Group, Inc.(b)	256	12,598
Enova International, Inc.(b)	296	9,762
Enstar Group Ltd.(b)	98	22,606
Enterprise Financial Services Corp.	303	13,608
Essent Group Ltd.	910	42,843
Evercore, Inc., Class A	330	46,081
F.N.B. Corp.	2,574	30,064
FB Financial Corp.	273	11,245
Federal Agricultural Mortgage Corp., Class C	77	7,538
Federated Hermes, Inc., Class B	753	25,474
First American Financial Corp.	884	62,349
First Bancorp	1,736	22,099
First Bancorp/Southern Pines NC	238	9,939
First Bancshares, Inc. (The)	173	7,010
First Busey Corp.	428	10,144
First Citizens BancShares, Inc., Class A(c)	46	41,294
First Commonwealth Financial Corp.	797	10,775
First Community Bankshares, Inc.	131	4,092
First Financial Bancorp	784	18,432
First Financial Bankshares, Inc.	1,089	51,858
First Financial Corp.	95	3,841
First Foundation, Inc.	314	7,545
First Hawaiian, Inc.	1,050	29,305
First Horizon Corp.	4,450	72,935
First Interstate BancSystem, Inc., Class A	341	15,024
First Merchants Corp.	445	18,312
First Mid Bancshares, Inc.	110	4,499
First Midwest Bancorp, Inc.	926	17,344
First of Long Island Corp. (The)	196	4,155
FirstCash, Inc.	331	28,363
Flagstar Bancorp, Inc.	427	21,119
Flushing Financial Corp.	216	4,953
Focus Financial Partners, Inc., Class A(b)	433	22,464
Freedom Holding Corp. (Kazakhstan)(b)(c)	144	9,278
Fulton Financial Corp.	1,310	20,763
Genworth Financial, Inc., Class A(b)	4,188	15,705
German American Bancorp, Inc.	209	7,808
Glacier Bancorp, Inc.	769	40,957
GoHealth, Inc., Class A(b)(c)	409	1,988
Goosehead Insurance, Inc., Class A(c)	148	21,723
Granite Point Mortgage Trust, Inc.	458	6,302
Great Southern Bancorp, Inc.	91	4,957
Great Western Bancorp, Inc.	457	14,149
Green Dot Corp., Class A(b)	402	21,000
Hamilton Lane, Inc., Class A	274	23,583
Hancock Whitney Corp.	699	32,126
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	634	38,275
Hanover Insurance Group, Inc. (The)	289	40,839
HarborOne Bancorp, Inc.	426	6,019
HCI Group, Inc.(c)	53	5,918

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2021

	Shares	Value
Financials-(continued)
Heartland Financial USA, Inc.	324	$15,238
Heritage Commerce Corp.	496	5,590
Heritage Financial Corp.	297	7,559
Heritage Insurance Holdings, Inc.	207	1,449
Hilltop Holdings, Inc.	532	17,806
Home BancShares, Inc.	1,261	27,931
HomeStreet, Inc.	180	7,353
Hope Bancorp, Inc.	1,019	14,052
Horace Mann Educators Corp.	342	14,022
Horizon Bancorp, Inc.	326	5,819
Houlihan Lokey, Inc.	415	37,433
Independence Holding Co.	41	2,049
Independent Bank Corp.	267	20,479
Independent Bank Corporation	172	3,602
Independent Bank Group, Inc.	296	20,847
Interactive Brokers Group, Inc., Class A	659	42,598
International Bancshares Corp.	435	18,218
Invesco Mortgage Capital, Inc.(f)	2,289	7,142
Investors Bancorp, Inc.	1,896	27,132
James River Group Holdings Ltd.	300	11,037
Janus Henderson Group PLC	1,250	54,200
Jefferies Financial Group, Inc.	1,691	62,499
Kearny Financial Corp.	600	7,614
Kemper Corp.	520	35,672
Kinsale Capital Group, Inc.	172	31,278
KKR Real Estate Finance Trust, Inc.	252	5,375
Ladder Capital Corp.	897	10,235
Lakeland Bancorp, Inc.	417	7,039
Lakeland Financial Corp.	209	13,880
Lemonade, Inc.(b)(c)	297	22,435
LendingClub Corp.(b)	744	23,109
LendingTree, Inc.(b)	98	16,330
Live Oak Bancshares, Inc.	260	15,915
LPL Financial Holdings, Inc.	644	95,215
Luther Burbank Corp.	130	1,686
MBIA, Inc.(b)	402	4,498
Mercantile Bank Corp.	127	3,962
Merchants Bancorp	84	3,080
Mercury General Corp.	228	13,614
Meridian Bancorp, Inc.	390	8,104
Meta Financial Group, Inc.	246	12,101
MetroMile, Inc.(b)(c)	628	2,512
MFA Financial, Inc.	3,199	15,355
MGIC Investment Corp.	2,734	41,748
Midland States Bancorp, Inc.	175	4,428
MidWestOne Financial Group, Inc.	126	3,699
Moelis & Co., Class A	494	30,603
Morningstar, Inc.	190	50,918
Mr. Cooper Group, Inc.(b)	555	21,578
National Bank Holdings Corp., Class A	254	9,525
National Western Life Group, Inc., Class A	19	4,212
Navient Corp.	1,446	33,562
NBT Bancorp, Inc.	361	12,945
Nelnet, Inc., Class A	135	10,919
New Residential Investment Corp.	3,759	41,048
New York Community Bancorp, Inc.	3,748	46,925
New York Mortgage Trust, Inc.	3,128	13,826
Nicolet Bankshares, Inc.(b)(c)	75	5,731
NMI Holdings, Inc., Class A(b)	671	15,144
Northfield Bancorp, Inc.	381	6,439

	Shares	Value
Financials-(continued)
Northwest Bancshares, Inc.	997	$12,981
OceanFirst Financial Corp.	501	10,651
OFG Bancorp	425	10,119
Old National Bancorp	1,335	22,241
Old Republic International Corp.	2,333	60,658
OneMain Holdings, Inc.	650	37,589
Open Lending Corp., Class A(b)	711	26,286
Origin Bancorp, Inc.	184	7,572
Pacific Premier Bancorp, Inc.	687	27,453
PacWest Bancorp	942	40,082
Palomar Holdings, Inc.(b)	197	17,691
Park National Corp.	129	15,124
Peapack-Gladstone Financial Corp.	157	5,230
PennyMac Financial Services, Inc.	430	28,616
PennyMac Mortgage Investment Trust	791	15,353
Peoples Bancorp, Inc.	162	5,061
People’s United Financial, Inc.	3,446	56,618
Pinnacle Financial Partners, Inc.	613	59,412
Piper Sandler Cos	147	21,009
PJT Partners, Inc., Class A	186	14,690
Popular, Inc.	650	49,361
PRA Group, Inc.(b)	378	15,876
Preferred Bank	124	7,922
Premier Financial Corp.	308	9,363
Primerica, Inc.	319	48,788
ProAssurance Corp.	445	11,348
PROG Holdings, Inc.	543	25,695
Prosperity Bancshares, Inc.	749	52,340
Provident Financial Services, Inc.	643	14,191
QCR Holdings, Inc.	131	6,805
Radian Group, Inc.	1,540	36,390
Ready Capital Corp.	476	7,288
Redwood Trust, Inc.	929	11,585
Reinsurance Group of America, Inc.	548	63,469
Renasant Corp.	465	16,321
Republic Bancorp, Inc., Class A	85	4,261
RLI Corp.	328	35,827
Rocket Cos., Inc., Class A(c)	1,123	19,484
S&T Bancorp, Inc.	326	9,715
Safety Insurance Group, Inc.	124	10,082
Sandy Spring Bancorp, Inc.	390	16,992
Seacoast Banking Corp. of Florida	458	14,629
Selective Insurance Group, Inc.	483	40,364
Selectquote, Inc.(b)	472	4,508
ServisFirst Bancshares, Inc.	393	28,854
Signature Bank	464	120,329
Silvergate Capital Corp., Class A(b)	196	22,144
Simmons First National Corp., Class A	873	25,361
SiriusPoint Ltd. (Bermuda)(b)	700	6,867
SLM Corp.	2,342	43,912
South State Corp.	573	39,296
Southside Bancshares, Inc.	259	9,762
Starwood Property Trust, Inc.	2,313	59,675
State Auto Financial Corp.	145	7,334
StepStone Group, Inc., Class A	317	15,175
Sterling Bancorp	1,550	35,479
Stewart Information Services Corp.	221	13,912
Stifel Financial Corp.	847	58,528
Stock Yards Bancorp, Inc.	210	10,832
StoneX Group, Inc.(b)	138	9,617

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2021

	Shares	Value
Financials-(continued)
Synovus Financial Corp.	1,198	$51,634
Texas Capital Bancshares, Inc.(b)	408	27,740
TFS Financial Corp.	463	9,255
Tompkins Financial Corp.	124	9,869
Towne Bank	599	18,252
TPG RE Finance Trust, Inc., (Acquired 05/06/2020 - 08/31/2021; Cost $4,751)(d)	403	5,078
TriCo Bancshares	247	9,769
TriState Capital Holdings, Inc.(b)	232	4,689
Triumph Bancorp, Inc.(b)	191	15,704
Trupanion, Inc.(b)(c)	274	25,093
TrustCo Bank Corp.	160	5,134
Trustmark Corp.	523	16,537
Two Harbors Investment Corp.(c)	2,528	16,685
UMB Financial Corp.	370	33,885
Umpqua Holdings Corp.	1,777	34,598
United Bankshares, Inc.	1,041	37,820
United Community Banks, Inc.	699	21,089
United Fire Group, Inc.	176	4,569
Universal Insurance Holdings, Inc.	232	3,304
Univest Financial Corp.	242	6,553
Unum Group	1,645	43,790
Upstart Holdings, Inc.(b)	154	35,284
UWM Holdings Corp.	768	5,645
Valley National Bancorp	3,270	42,641
Veritex Holdings, Inc.	408	14,659
Victory Capital Holdings, Inc., Class A	133	4,659
Virtu Financial, Inc., Class A	722	17,675
Virtus Investment Partners, Inc.	63	19,700
Walker & Dunlop, Inc.	246	27,318
Washington Federal, Inc.	585	19,480
Washington Trust Bancorp, Inc.	142	7,563
Waterstone Financial, Inc.	176	3,569
Webster Financial Corp.	728	36,779
WesBanco, Inc.	542	18,428
Westamerica Bancorporation	221	12,540
Western Alliance Bancorporation	834	81,365
White Mountains Insurance Group Ltd.	25	28,020
Wintrust Financial Corp.	459	34,352
WisdomTree Investments, Inc.	926	5,843
World Acceptance Corp.(b)(c)	34	6,456
WSFS Financial Corp.	383	17,392
Zions Bancorporation N.A.	1,320	76,428

		6,208,833

Health Care-15.07%
1Life Healthcare, Inc.(b)	681	16,691
4D Molecular Therapeutics, Inc.(b)(c)	108	3,299
Acadia Healthcare Co., Inc.(b)	687	45,424
Acadia Pharmaceuticals, Inc.(b)	972	17,020
Accelerate Diagnostics, Inc.(b)(c)	270	1,688
Acceleron Pharma, Inc.(b)	440	58,907
Accolade, Inc.(b)	266	12,603
Aclaris Therapeutics, Inc.(b)(c)	358	5,803
AdaptHealth Corp.(b)	625	15,025
Adaptive Biotechnologies Corp.(b)	734	26,659
Addus HomeCare Corp.(b)	131	11,780
Adverum Biotechnologies, Inc.(b)(c)	484	1,176
Aerie Pharmaceuticals, Inc.(b)	370	5,517
Agenus, Inc.(b)	1,434	8,848

	Shares	Value
Health Care-(continued)
Agios Pharmaceuticals, Inc.(b)	446	$19,927
Akebia Therapeutics, Inc.(b)	1,208	3,552
Akero Therapeutics, Inc.(b)	130	3,086
Akouos, Inc.(b)(c)	99	1,177
Albireo Pharma, Inc.(b)	127	3,880
Alder Biopharmaceuticals, Inc., CVR(b)(g)	48	42
Alector, Inc.(b)(c)	428	11,569
Aligos Therapeutics, Inc.(b)(c)	205	3,495
Alkermes PLC(b)	1,292	40,388
Allakos, Inc.(b)	261	23,271
Allogene Therapeutics, Inc.(b)	641	15,288
Allovir, Inc.(b)	297	5,717
Allscripts Healthcare Solutions, Inc.(b)	1,137	17,464
Alphatec Holdings, Inc.(b)	512	7,414
ALX Oncology Holdings, Inc.(b)	68	4,760
Amedisys, Inc.(b)	262	48,064
American Well Corp., Class A(b)	426	4,562
Amicus Therapeutics, Inc.(b)	1,752	19,955
AMN Healthcare Services, Inc.(b)	381	43,251
Amneal Pharmaceuticals, Inc.(b)	796	4,489
Amphastar Pharmaceuticals, Inc.(b)	314	6,173
AnaptysBio, Inc.(b)	146	3,739
Anavex Life Sciences Corp.(b)	551	10,739
AngioDynamics, Inc.(b)	314	8,886
ANI Pharmaceuticals, Inc.(b)	82	2,487
Anika Therapeutics, Inc.(b)	119	5,132
Annexon, Inc.(b)(c)	127	2,076
Antares Pharma, Inc.(b)	1,312	5,169
Apellis Pharmaceuticals, Inc.(b)	486	32,003
Apollo Medical Holdings, Inc.(b)(c)	249	18,902
Applied Molecular Transport, Inc.(b)(c)	87	2,616
Applied Therapeutics, Inc.(b)	139	2,184
Apria, Inc.(b)	114	4,066
Arcturus Therapeutics Holdings, Inc.(b)	174	9,537
Arcus Biosciences, Inc.(b)(c)	324	9,451
Arcutis Biotherapeutics, Inc.(b)	207	4,382
Ardelyx, Inc.(b)	447	630
Arena Pharmaceuticals, Inc.(b)	464	24,555
Arrowhead Pharmaceuticals, Inc.(b)	797	53,495
Arvinas, Inc.(b)	296	25,518
Aspira Women’s Health, Inc.(b)	416	1,585
Atara Biotherapeutics, Inc.(b)	589	8,823
Atea Pharmaceuticals, Inc.(b)	137	4,072
Athenex, Inc.(b)	503	1,836
Athersys, Inc.(b)(c)	1,603	2,693
Atreca, Inc., Class A(b)(c)	200	1,174
AtriCure, Inc.(b)	354	26,061
Atrion Corp.	12	8,329
Aurinia Pharmaceuticals, Inc. (Canada)(b)	837	13,626
Avanos Medical, Inc.(b)	397	13,101
Avid Bioservices, Inc.(b)	502	12,168
Avidity Biosciences, Inc.(b)	276	6,304
Avrobio, Inc.(b)(c)	293	1,951
AxoGen, Inc.(b)	319	5,442
Axonics, Inc.(b)	274	20,545
Axsome Therapeutics, Inc.(b)(c)	201	5,162
Beam Therapeutics, Inc.(b)	254	28,174
BioAtla, Inc.(b)	155	6,369
BioCryst Pharmaceuticals, Inc.(b)(c)	1,432	22,797
BioDelivery Sciences International, Inc.(b)	712	2,748

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2021

	Shares	Value
Health Care-(continued)
Biohaven Pharmaceutical Holding Co. Ltd.(b)	472	$61,945
BioLife Solutions, Inc.(b)	200	11,672
Bionano Genomics, Inc.(b)(c)	2,309	13,461
Bioxcel Therapeutics, Inc.(b)	156	4,594
Black Diamond Therapeutics, Inc.(b)(c)	178	1,798
Bluebird Bio, Inc.(b)	556	10,175
Blueprint Medicines Corp.(b)	446	41,598
Bolt Biotherapeutics, Inc.(b)	105	1,865
Bridgebio Pharma, Inc.(b)(c)	541	27,110
Brookdale Senior Living, Inc.(b)	1,519	11,089
Bruker Corp.	855	75,505
Butterfly Network, Inc.(b)	819	10,123
C4 Therapeutics, Inc.(b)	89	3,572
Cara Therapeutics, Inc.(b)	331	5,223
Cardiovascular Systems, Inc.(b)	334	11,954
CareDx, Inc.(b)	419	30,704
Cassava Sciences, Inc.(b)(c)	307	17,453
Castle Biosciences, Inc.(b)	164	12,584
Catalyst Pharmaceuticals, Inc.(b)	810	4,463
Celldex Therapeutics, Inc.(b)(c)	320	16,848
CEL-SCI Corp.(b)(c)	336	3,891
Cerevel Therapeutics Holdings, Inc.(b)(c)	339	10,733
Certara, Inc.(b)(c)	379	12,723
Cerus Corp.(b)(c)	1,394	8,991
Change Healthcare, Inc.(b)	1,893	41,324
Chemed Corp.	129	61,494
ChemoCentryx, Inc.(b)(c)	401	6,340
Chimerix, Inc.(b)	603	4,281
Clover Health Investments Corp.(b)	963	8,263
Clovis Oncology, Inc.(b)	822	3,962
Codexis, Inc.(b)(c)	478	12,916
Coherus Biosciences, Inc.(b)(c)	482	7,702
Collegium Pharmaceutical, Inc.(b)	259	5,317
Community Health Systems, Inc.(b)	912	11,227
Computer Programs & Systems, Inc.(b)	116	4,126
CONMED Corp.	234	30,734
Corcept Therapeutics, Inc.(b)	893	19,003
Cortexyme, Inc.(b)(c)	135	13,001
CorVel Corp.(b)	81	13,350
Covetrus, Inc.(b)	827	18,682
Crinetics Pharmaceuticals, Inc.(b)	185	4,360
CRISPR Therapeutics AG (Switzerland)(b)	488	60,976
CryoLife, Inc.(b)	324	8,502
CryoPort, Inc.(b)(c)	294	18,690
Cue Biopharma, Inc.(b)	226	2,710
Cullinan Oncology, Inc.(b)(c)	108	3,048
Curis, Inc.(b)(c)	565	5,000
Cytokinetics, Inc.(b)(c)	595	19,617
CytomX Therapeutics, Inc.(b)	429	2,196
Deciphera Pharmaceuticals, Inc.(b)	335	10,553
Denali Therapeutics, Inc.(b)	635	33,782
DermTech, Inc.(b)(c)	142	5,282
Dicerna Pharmaceuticals, Inc.(b)	559	11,504
Durect Corp.(b)	1,830	2,544
Dynavax Technologies Corp.(b)	939	18,273
Dyne Therapeutics, Inc.(b)	190	3,217
Eagle Pharmaceuticals, Inc.(b)	92	4,910
Eargo, Inc.(b)	95	1,901
Editas Medicine, Inc.(b)(c)	546	34,720
Emergent BioSolutions, Inc.(b)	389	24,538

	Shares	Value
Health Care-(continued)
Enanta Pharmaceuticals, Inc.(b)	149	$8,523
Encompass Health Corp.	802	62,917
Endo International PLC(b)	1,908	4,369
Ensign Group, Inc. (The)	420	34,301
Envista Holdings Corp.(b)	1,295	55,413
Epizyme, Inc.(b)	591	3,050
Esperion Therapeutics, Inc.(b)(c)	197	2,565
Essa Pharma, Inc. (Canada)(b)	175	1,659
Establishment Labs Holdings, Inc. (Costa Rica)(b)	157	11,775
Evolent Health, Inc., Class A(b)(c)	711	17,462
Exelixis, Inc.(b)	2,525	48,404
Fate Therapeutics, Inc.(b)	606	44,389
FibroGen, Inc.(b)	679	7,897
Flexion Therapeutics, Inc.(b)	332	1,985
Fluidigm Corp.(b)	587	4,232
Forma Therapeutics Holdings, Inc.(b)(c)	130	3,124
Frequency Therapeutics, Inc.(b)	199	1,536
Fulgent Genetics, Inc.(b)(c)	151	13,777
G1 Therapeutics, Inc.(b)(c)	244	3,689
Generation Bio Co.(b)(c)	300	7,500
Geron Corp.(b)	1,971	2,858
Glaukos Corp.(b)	373	22,242
Global Blood Therapeutics, Inc.(b)	463	13,283
Globus Medical, Inc., Class A(b)	625	51,000
Gossamer Bio., Inc.(b)(c)	410	4,075
Guardant Health, Inc.(b)	693	88,198
Haemonetics Corp.(b)	410	25,728
Halozyme Therapeutics, Inc.(b)	1,090	45,769
Hanger, Inc.(b)	315	7,522
Harmony Biosciences Holdings, Inc.(b)	140	4,745
Health Catalyst, Inc.(b)(c)	310	16,929
HealthEquity, Inc.(b)	672	43,122
HealthStream, Inc.(b)	208	6,321
Heron Therapeutics, Inc.(b)	779	9,091
Heska Corp.(b)	80	21,224
Hill-Rom Holdings, Inc.	535	77,885
Hims & Hers Health, Inc.(b)	606	4,775
Homology Medicines, Inc.(b)	307	2,207
Humanigen, Inc.(b)	266	4,410
ICU Medical, Inc.(b)	162	32,295
IGM Biosciences, Inc.(b)	63	4,486
ImmunityBio, Inc.(b)(c)	619	7,044
ImmunoGen, Inc.(b)	1,613	9,759
Immunovant, Inc.(b)	285	2,468
Inari Medical, Inc.(b)	161	13,179
Inhibrx, Inc.(b)(c)	79	2,253
Innoviva, Inc.(b)	544	8,301
Inogen, Inc.(b)	157	9,293
Inovalon Holdings, Inc., Class A(b)	628	25,654
Inovio Pharmaceuticals, Inc.(b)(c)	1,713	14,800
Insmed, Inc.(b)	915	25,657
Inspire Medical Systems, Inc.(b)	219	48,960
Integer Holdings Corp.(b)	266	26,278
Integra LifeSciences Holdings Corp.(b)	579	43,558
Intellia Therapeutics, Inc.(b)	494	79,302
Intercept Pharmaceuticals, Inc.(b)(c)	231	3,444
Intersect ENT, Inc.(b)	257	6,993
Intra-Cellular Therapies, Inc.(b)	557	18,492
Invitae Corp.(b)(c)	1,448	42,904

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2021

	Shares	Value
Health Care-(continued)
Ionis Pharmaceuticals, Inc.(b)(c)	1,022	$40,635
Iovance Biotherapeutics, Inc.(b)(c)	974	23,444
iRhythm Technologies, Inc.(b)	240	11,472
Ironwood Pharmaceuticals, Inc.(b)	1,267	16,598
IVERIC bio, Inc.(b)	534	5,644
Joint Corp. (The)(b)	118	12,056
Kadmon Holdings, Inc.(b)	1,135	6,220
Kala Pharmaceuticals, Inc.(b)(c)	332	1,122
Karuna Therapeutics, Inc.(b)(c)	166	19,737
Karyopharm Therapeutics, Inc.(b)(c)	495	2,871
Keros Therapeutics, Inc.(b)	105	3,532
Kiniksa Pharmaceuticals Ltd., Class A(b)(c)	199	2,503
Kinnate Biopharma, Inc.(b)	90	1,991
Kodiak Sciences, Inc.(b)(c)	252	23,733
Kronos Bio, Inc.(b)(c)	139	2,906
Krystal Biotech, Inc.(b)(c)	119	6,895
Kura Oncology, Inc.(b)	466	8,602
Kymera Therapeutics, Inc.(b)	220	13,671
Lantheus Holdings, Inc.(b)	555	14,635
LeMaitre Vascular, Inc.	152	8,606
Lexicon Pharmaceuticals, Inc.(b)	476	2,247
LHC Group, Inc.(b)	242	45,196
Ligand Pharmaceuticals, Inc.(b)(c)	135	17,861
LivaNova PLC(b)	394	32,580
MacroGenics, Inc.(b)	374	8,830
Madrigal Pharmaceuticals, Inc.(b)	80	6,620
Magellan Health, Inc.(b)	182	17,221
MannKind Corp.(b)(c)	1,952	9,370
Maravai LifeSciences Holdings, Inc., Class A(b)	741	43,852
MEDNAX, Inc.(b)	627	20,133
Medpace Holdings, Inc.(b)	232	42,305
MeiraGTx Holdings PLC(b)	179	2,239
Meridian Bioscience, Inc.(b)	340	6,882
Merit Medical Systems, Inc.(b)	407	29,210
Mersana Therapeutics, Inc.(b)	454	6,324
Merus N.V. (Netherlands)(b)	174	4,538
Mesa Laboratories, Inc.	41	10,944
MiMedx Group, Inc.(b)(c)	599	8,841
Mirati Therapeutics, Inc.(b)	290	49,222
ModivCare, Inc.(b)	104	20,515
Molecular Templates, Inc.(b)	277	1,806
Morphic Holding, Inc.(b)	147	9,262
Multiplan Corp.(b)(c)	1,108	6,648
Myovant Sciences Ltd.(b)(c)	301	7,326
Myriad Genetics, Inc.(b)	624	22,327
NanoString Technologies, Inc.(b)	366	21,301
Natera, Inc.(b)	638	75,558
National HealthCare Corp.	110	8,124
National Research Corp.	116	6,264
Natus Medical, Inc.(b)	281	7,452
Nektar Therapeutics(b)	1,468	22,725
Neogen Corp.(b)	865	37,870
NeoGenomics, Inc.(b)	903	43,904
Neoleukin Therapeutics, Inc.(b)	277	2,258
Nevro Corp.(b)	266	32,452
NextGen Healthcare, Inc.(b)	471	7,187
NGM Biopharmaceuticals, Inc.(b)	254	5,545
Nkarta, Inc.(b)(c)	69	2,231
Nurix Therapeutics, Inc.(b)(c)	165	5,311
NuVasive, Inc.(b)	417	25,912

	Shares	Value
Health Care-(continued)
Nuvation Bio, Inc.(b)(c)	986	$9,101
Ocugen, Inc.(b)	1,557	11,818
Ocular Therapeutix, Inc.(b)	529	5,586
Omeros Corp.(b)(c)	484	7,889
Omnicell, Inc.(b)	348	54,034
Ontrak, Inc.(b)(c)	66	800
OPKO Health, Inc.(b)	3,607	13,923
OptimizeRx Corp.(b)	124	8,206
Option Care Health, Inc.(b)	1,014	27,125
OraSure Technologies, Inc.(b)(c)	594	6,504
Organogenesis Holdings, Inc.(b)	264	4,504
Organon & Co.	2,039	69,102
ORIC Pharmaceuticals, Inc.(b)	198	4,374
Ortho Clinical Diagnostics Holdings PLC(b)	775	15,841
Orthofix Medical, Inc.(b)	160	6,784
OrthoPediatrics Corp.(b)(c)	114	7,991
Outset Medical, Inc.(b)	323	15,921
Owens & Minor, Inc.	577	21,511
Pacific Biosciences of California, Inc.(b)	1,519	47,560
Pacira BioSciences, Inc.(b)	359	21,285
Passage Bio, Inc.(b)	198	2,380
Patterson Cos., Inc.	700	21,448
Pennant Group, Inc. (The)(b)	222	6,787
Penumbra, Inc.(b)	279	76,711
Perrigo Co. PLC(c)	1,076	44,062
Personalis, Inc.(b)	271	5,740
PetIQ, Inc.(b)(c)	177	4,593
Phathom Pharmaceuticals, Inc.(b)	117	4,164
Phibro Animal Health Corp., Class A	168	4,081
Phreesia, Inc.(b)	369	26,402
Pliant Therapeutics, Inc.(b)	102	1,860
PMV Pharmaceuticals, Inc.(b)	93	2,823
Praxis Precision Medicines, Inc.(b)	180	3,577
Precigen, Inc.(b)	756	4,574
Precision BioSciences, Inc.(b)	379	4,764
Prelude Therapeutics, Inc.(b)(c)	78	2,784
Premier, Inc., Class A	985	36,622
Prestige Consumer Healthcare, Inc.(b)	403	23,128
Progyny, Inc.(b)	432	24,136
Protagonist Therapeutics, Inc.(b)	326	15,811
Prothena Corp. PLC (Ireland)(b)	249	16,713
Provention Bio, Inc.(b)(c)	396	2,657
PTC Therapeutics, Inc.(b)	511	22,305
Pulmonx Corp.(b)	163	6,551
Puma Biotechnology, Inc.(b)	250	1,893
Quanterix Corp.(b)	234	11,946
Quidel Corp.(b)	309	39,846
Quotient Ltd.(b)	629	1,931
R1 RCM, Inc.(b)	954	18,813
Radius Health, Inc.(b)(c)	331	4,588
RadNet, Inc.(b)	363	11,402
RAPT Therapeutics, Inc.(b)	154	5,036
Reata Pharmaceuticals, Inc., Class A(b)	218	23,219
REGENXBIO, Inc.(b)	263	8,495
Relay Therapeutics, Inc.(b)(c)	262	8,392
Relmada Therapeutics, Inc.(b)	94	2,248
Repare Therapeutics, Inc. (Canada)(b)	77	2,618
Repligen Corp.(b)	420	118,852
Replimune Group, Inc.(b)	173	5,494
Revance Therapeutics, Inc.(b)	560	14,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2021

	Shares	Value
Health Care-(continued)
REVOLUTION Medicines, Inc.(b)(c)	389	$11,316
Rhythm Pharmaceuticals, Inc.(b)(c)	286	3,721
Rigel Pharmaceuticals, Inc.(b)	1,400	5,320
Rocket Pharmaceuticals, Inc.(b)(c)	301	10,297
Rubius Therapeutics, Inc.(b)(c)	303	6,581
Sage Therapeutics, Inc.(b)	426	19,685
Sangamo Therapeutics, Inc.(b)	1,009	9,999
Sarepta Therapeutics, Inc.(b)	611	47,731
Scholar Rock Holding Corp.(b)	180	7,115
Schrodinger, Inc.(b)(c)	396	23,637
Seer, Inc.(b)(c)	251	10,035
Select Medical Holdings Corp.	869	30,041
Senseonics Holdings, Inc.(b)(c)	3,001	12,034
Seres Therapeutics, Inc.(b)	566	3,628
Shattuck Labs, Inc.(b)(c)	122	2,578
Shockwave Medical, Inc.(b)	255	54,624
SI-BONE, Inc.(b)	214	5,224
SIGA Technologies, Inc.(b)	385	2,514
Signify Health, Inc., Class A(b)(c)	277	7,199
Silk Road Medical, Inc.(b)	267	15,828
Silverback Therapeutics, Inc.(b)	87	1,914
Simulations Plus, Inc.	133	5,892
SmileDirectClub, Inc.(b)(c)	847	4,659
Sorrento Therapeutics, Inc.(b)	2,205	19,845
Sotera Health Co.(b)	699	17,098
Spectrum Pharmaceuticals, Inc.(b)	1,273	2,992
SpringWorks Therapeutics, Inc.(b)	162	12,166
STAAR Surgical Co.(b)	302	46,650
Stoke Therapeutics, Inc.(b)	106	2,775
Supernus Pharmaceuticals, Inc.(b)	436	12,003
Surgery Partners, Inc.(b)	264	12,989
SurModics, Inc.(b)	115	6,908
Sutro Biopharma, Inc.(b)(c)	266	5,778
Syndax Pharmaceuticals, Inc.(b)(c)	312	5,457
Syneos Health, Inc.(b)	836	77,564
Tabula Rasa HealthCare, Inc.(b)(c)	186	5,824
Tactile Systems Technology, Inc.(b)	162	7,206
Tandem Diabetes Care, Inc.(b)	505	56,646
Taysha Gene Therapies, Inc.(b)	140	2,783
TCR2 Therapeutics, Inc.(b)	205	3,438
Tenet Healthcare Corp.(b)	731	55,081
TG Therapeutics, Inc.(b)	971	26,285
TherapeuticsMD, Inc.(b)	3,094	2,460
Theravance Biopharma, Inc.(b)	435	3,611
Tilray, Inc., Class 2 (Canada)(b)(c)	3,425	46,888
Tivity Health, Inc.(b)	326	7,580
Translate Bio, Inc.(b)(c)	370	13,838
TransMedics Group, Inc.(b)	204	6,667
Travere Therapeutics, Inc.(b)	429	9,365
Triple-S Management Corp., Class B(b)	195	6,923
Turning Point Therapeutics, Inc.(b)	340	26,187
Twist Bioscience Corp.(b)	355	40,190
Ultragenyx Pharmaceutical, Inc.(b)	516	49,686
uniQure N.V. (Netherlands)(b)	276	8,004
United Therapeutics Corp.(b)	361	77,572
US Physical Therapy, Inc.	106	12,444
Vanda Pharmaceuticals, Inc.(b)	455	7,617
Vapotherm, Inc.(b)	129	3,567
Varex Imaging Corp.(b)	326	9,509
Vaxart, Inc.(b)(c)	975	8,726

	Shares	Value
Health Care-(continued)
Vaxcyte, Inc.(b)(c)	169	$4,433
VBI Vaccines, Inc.(b)	1,404	5,068
Veracyte, Inc.(b)	542	26,076
Vericel Corp.(b)	325	17,605
ViewRay, Inc.(b)	995	6,010
Viking Therapeutics, Inc.(b)	546	3,609
Vir Biotechnology, Inc.(b)	529	27,265
Vocera Communications, Inc.(b)(c)	271	13,141
XBiotech, Inc.	158	2,523
Xencor, Inc.(b)	431	14,598
Xenon Pharmaceuticals, Inc. (Canada)(b)	232	4,095
Y-mAbs Therapeutics, Inc.(b)	215	6,618
Zentalis Pharmaceuticals, Inc.(b)	168	11,456
ZIOPHARM Oncology, Inc.(b)	1,775	2,893
Zogenix, Inc.(b)	416	6,161
Zomedica Corp.(b)	7,454	4,754
Zymeworks, Inc. (Canada)(b)	306	10,095
Zynex, Inc.(b)(c)	173	2,320

		6,257,863

Industrials-15.42%
AAON, Inc.	338	23,021
AAR Corp.(b)	277	9,376
ABM Industries, Inc.	540	26,741
ACCO Brands Corp.	782	7,327
Acuity Brands, Inc.	288	53,145
ADT, Inc.	1,261	10,794
Advanced Drainage Systems, Inc.	432	49,313
AECOM(b)	1,121	73,493
Aerojet Rocketdyne Holdings, Inc.	546	22,670
AeroVironment, Inc.(b)	189	19,346
AGCO Corp.	516	71,012
Air Lease Corp.	874	34,733
Air Transport Services Group, Inc.(b)	149	4,081
Alamo Group, Inc.	84	13,021
Alaska Air Group, Inc.(b)	257	14,736
Albany International Corp., Class A	247	19,348
Allegiant Travel Co.(b)	36	6,928
Allison Transmission Holdings, Inc.	883	32,653
Altra Industrial Motion Corp.	522	30,568
Ameresco, Inc., Class A(b)	214	14,798
American Airlines Group, Inc.(b)(c)	1,292	25,762
American Woodmark Corp.(b)	140	9,864
API Group Corp.(b)(e)	1,135	26,321
Apogee Enterprises, Inc.	212	9,112
Applied Industrial Technologies, Inc.	313	27,798
ArcBest Corp.	210	14,013
Arcosa, Inc.	389	19,769
Argan, Inc.	130	6,019
Armstrong World Industries, Inc.	386	40,117
Array Technologies, Inc.(b)	943	17,983
ASGN, Inc.(b)	428	48,017
Astec Industries, Inc.	177	10,822
Atkore, Inc.(b)	379	35,160
Atlas Air Worldwide Holdings, Inc.(b)	59	4,317
Avis Budget Group, Inc.(b)	422	38,297
Axon Enterprise, Inc.(b)	521	94,754
AZEK Co., Inc. (The)(b)	748	31,783
AZZ, Inc.	203	10,871
Barnes Group, Inc.	390	18,591

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2021

	Shares	Value
Industrials-(continued)
Barrett Business Services, Inc.	63	$4,883
Beacon Roofing Supply, Inc.(b)	450	23,166
Blink Charging Co.(b)(c)	312	10,118
Bloom Energy Corp., Class A(b)(c)	1,165	24,954
Blue Bird Corp.(b)	135	2,923
Boise Cascade Co.	317	18,338
Brady Corp., Class A	391	20,852
BrightView Holdings, Inc.(b)	347	5,320
Brink’s Co. (The)	401	31,342
Builders FirstSource, Inc.(b)	1,584	84,411
BWX Technologies, Inc.	766	43,991
CACI International, Inc., Class A(b)	189	48,675
CAI International, Inc.	136	7,612
Carlisle Cos., Inc.	420	88,511
Casella Waste Systems, Inc., Class A(b)	406	30,040
CBIZ, Inc.(b)	395	13,473
Chart Industries, Inc.(b)(c)	293	55,195
Cimpress PLC (Ireland)(b)	139	13,202
CIRCOR International, Inc.(b)	166	5,935
Clean Harbors, Inc.(b)	417	42,793
Colfax Corp.(b)	988	47,592
Columbus McKinnon Corp.	229	10,545
Comfort Systems USA, Inc.	292	22,186
Construction Partners, Inc.(b)	240	8,033
CoreCivic, Inc.(b)	990	9,623
Cornerstone Building Brands, Inc.(b)	415	6,897
Covanta Holding Corp.	984	19,729
Crane Co.	377	38,367
CSW Industrials, Inc.	123	16,333
Curtiss-Wright Corp.	330	40,187
Deluxe Corp.	348	13,346
Desktop Metal, Inc., Class A(b)	1,237	10,267
Donaldson Co., Inc.	1,016	68,834
Douglas Dynamics, Inc.	188	7,471
Driven Brands Holdings, Inc.(b)	345	10,309
Ducommun, Inc.(b)	88	4,638
DXP Enterprises, Inc.(b)	139	4,167
Dycom Industries, Inc.(b)	248	18,682
Echo Global Logistics, Inc.(b)	219	7,201
EMCOR Group, Inc.	439	53,338
Encore Wire Corp.	170	14,452
Energy Recovery, Inc.(b)	302	6,170
Enerpac Tool Group Corp.	496	12,479
EnerSys	345	29,184
Ennis, Inc.	215	4,173
EnPro Industries, Inc.	162	13,853
ESCO Technologies, Inc.	211	19,015
Evoqua Water Technologies Corp.(b)	967	37,636
Exponent, Inc.	419	48,981
Federal Signal Corp.	490	19,909
Flowserve Corp.	1,050	40,813
Fluor Corp.(b)(c)	1,141	19,009
Forrester Research, Inc.(b)	94	4,470
Forward Air Corp.	220	19,397
Franklin Electric Co., Inc.	318	27,024
FTI Consulting, Inc.(b)	276	38,560
FuelCell Energy, Inc.(b)(c)	2,609	16,280
Gates Industrial Corp. PLC(b)	481	7,879
GATX Corp.	275	25,212
Genco Shipping & Trading Ltd.	224	4,366

	Shares	Value
Industrials-(continued)
Gibraltar Industries, Inc.(b)	264	$19,710
Global Industrial Co.	110	4,234
GMS, Inc.(b)	317	15,663
Gorman-Rupp Co. (The)	172	6,032
Graco, Inc.	1,365	107,043
GrafTech International Ltd.	1,405	15,553
Granite Construction, Inc.	378	15,324
Great Lakes Dredge & Dock Corp.(b)	540	8,159
Greenbrier Cos., Inc. (The)	271	11,951
Griffon Corp.	398	9,632
GXO Logistics, Inc.(b)	699	57,171
H&E Equipment Services, Inc.	269	9,159
Harsco Corp.(b)	653	11,911
Hawaiian Holdings, Inc.(b)	100	2,022
Healthcare Services Group, Inc.	618	16,167
Heartland Express, Inc.	430	7,215
Heidrick & Struggles International, Inc.	160	6,915
Helios Technologies, Inc.	247	20,160
Herc Holdings, Inc.(b)	167	21,952
Heritage-Crystal Clean, Inc.(b)	130	3,840
Herman Miller, Inc.	601	25,260
Hexcel Corp.(b)(c)	675	38,279
Hillenbrand, Inc.	606	28,131
HNI Corp.	354	13,413
Hub Group, Inc., Class A(b)	277	19,445
Hubbell, Inc.	437	90,070
Huron Consulting Group, Inc.(b)	187	9,232
Hydrofarm Holdings Group, Inc.(b)	192	9,708
Hyliion Holdings Corp.(b)	775	6,843
Hyster-Yale Materials Handling, Inc.	59	3,458
IAA, Inc.(b)	1,086	57,688
ICF International, Inc.	155	14,517
Ideanomics, Inc.(b)(c)	3,126	7,846
IES Holdings, Inc.(b)	78	3,814
Insperity, Inc.	296	32,661
Insteel Industries, Inc.	159	5,883
Interface, Inc.	485	6,974
ITT, Inc.	694	66,395
JELD-WEN Holding, Inc.(b)	742	20,435
JetBlue Airways Corp.(b)	651	9,850
John Bean Technologies Corp.	256	37,348
Kadant, Inc.	95	19,866
Kaman Corp.	207	8,090
KAR Auction Services, Inc.(b)	1,005	16,995
KBR, Inc.	1,139	44,353
Kelly Services, Inc., Class A	284	5,521
Kennametal, Inc.	640	23,795
Kforce, Inc.	164	9,581
Kimball International, Inc., Class B	304	3,791
Kirby Corp.(b)	125	6,699
Korn Ferry	435	30,750
Kratos Defense & Security Solutions, Inc.(b)	997	24,646
Landstar System, Inc.	310	52,089
Lincoln Electric Holdings, Inc.	455	63,523
Lindsay Corp.	90	14,828
Luxfer Holdings PLC (United Kingdom)	241	5,145
Macquarie Infrastructure Corp.	600	23,910
Manitowoc Co., Inc. (The)(b)	287	6,960
ManpowerGroup, Inc.	439	53,303
ManTech International Corp., Class A	226	17,892

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2021

	Shares	Value
Industrials-(continued)
Marten Transport Ltd.	512	$7,982
Masonite International Corp.(b)	188	22,500
MasTec, Inc.(b)	479	43,800
Matson, Inc.	89	7,046
Matthews International Corp., Class A	262	9,702
Maxar Technologies, Inc.	591	18,788
McGrath RentCorp	200	13,956
Mercury Systems, Inc.(b)	452	22,772
Meritor, Inc.(b)	601	14,256
Middleby Corp. (The)(b)	448	81,957
Montrose Environmental Group, Inc.(b)	177	8,850
Moog, Inc., Class A	236	18,748
MRC Global, Inc.(b)	646	5,297
MSA Safety, Inc.	300	48,852
MSC Industrial Direct Co., Inc., Class A	379	31,916
Mueller Industries, Inc.	416	18,558
Mueller Water Products, Inc., Class A	1,284	21,340
MYR Group, Inc.(b)	139	14,457
National Presto Industries, Inc.	44	3,676
Nielsen Holdings PLC	2,744	58,886
Nikola Corp.(b)(c)	1,298	13,538
NOW, Inc.(b)	910	6,989
NV5 Global, Inc.(b)(c)	104	10,988
nVent Electric PLC	1,351	46,420
Omega Flex, Inc.	24	3,648
Oshkosh Corp.	553	63,363
PAE, Inc.(b)	533	3,566
Parsons Corp.(b)	212	7,511
PGT Innovations, Inc.(b)	487	10,339
Pitney Bowes, Inc.	1,434	10,712
Primoris Services Corp.	432	11,102
Proto Labs, Inc.(b)	228	16,908
Quanex Building Products Corp.	275	6,479
Quanta Services, Inc.	1,123	114,658
Raven Industries, Inc.(b)	296	17,272
RBC Bearings, Inc.(b)	203	46,999
Regal Beloit Corp.	328	49,010
Resideo Technologies, Inc.(b)	1,101	35,496
Resources Connection, Inc.	256	4,045
REV Group, Inc.	239	3,886
Rexnord Corp.	965	58,633
Romeo Power, Inc.(b)(c)	735	3,579
Rush Enterprises, Inc., Class A	353	15,567
Rush Enterprises, Inc., Class B	47	1,992
Ryder System, Inc.	434	34,499
Saia, Inc.(b)	212	50,908
Schneider National, Inc., Class B	468	10,549
Science Applications International Corp.	467	39,335
Shoals Technologies Group, Inc., Class A(b)	716	23,320
Shyft Group, Inc. (The)	262	11,531
Simpson Manufacturing Co., Inc.	350	39,602
SiteOne Landscape Supply, Inc.(b)	358	71,636
SkyWest, Inc.(b)	104	4,852
SP Plus Corp.(b)	190	6,154
Spirit AeroSystems Holdings, Inc., Class A	849	33,315
Spirit Airlines, Inc.(b)	224	5,495
SPX Corp.(b)	366	22,868
SPX FLOW, Inc.	340	27,380
Standex International Corp.	101	10,023
Steelcase, Inc., Class A	695	9,793

	Shares	Value
Industrials-(continued)
Stericycle, Inc.(b)	739	$51,434
Sterling Construction Co., Inc.(b)	232	5,350
Tennant Co.	154	11,393
Terex Corp.	562	28,690
Tetra Tech, Inc.	436	62,714
Thermon Group Holdings, Inc.(b)	274	4,576
Timken Co. (The)	551	40,521
Toro Co. (The)	867	95,318
TPI Composites, Inc.(b)(c)	303	11,002
Trex Co., Inc.(b)	930	102,077
TriMas Corp.(b)	357	11,463
TriNet Group, Inc.(b)	319	29,374
Trinity Industries, Inc.(c)	664	19,276
Triton International Ltd. (Bermuda)	543	29,713
Triumph Group, Inc.(b)	517	9,544
TrueBlue, Inc.(b)	293	8,008
Tutor Perini Corp.(b)	380	5,480
UFP Industries, Inc.	498	37,390
UniFirst Corp.	123	28,176
Univar Solutions, Inc.(b)	1,366	32,251
Upwork, Inc.(b)	915	40,910
US Ecology, Inc.(b)	261	9,357
Valmont Industries, Inc.	171	42,555
Vectrus, Inc.(b)	96	4,830
Veritiv Corp.(b)	123	11,029
Vertiv Holdings Co.	2,125	59,861
Viad Corp.(b)	169	7,299
Vicor Corp.(b)	182	22,453
Virgin Galactic Holdings, Inc.(b)(c)	1,068	28,953
Wabash National Corp.	431	6,698
Watsco, Inc.	265	73,781
Watts Water Technologies, Inc., Class A	222	38,089
Welbilt, Inc.(b)	1,086	25,412
Werner Enterprises, Inc.	492	23,203
WESCO International, Inc.(b)	364	42,595
Willdan Group, Inc.(b)	100	3,781
WillScot Mobile Mini Holdings Corp.(b)	1,390	41,144
Woodward, Inc.	482	58,293
XPO Logistics, Inc.(b)	765	66,486

		6,405,393

Information Technology-15.00%
3D Systems Corp.(b)	1,007	30,653
8x8, Inc.(b)	846	20,431
908 Devices, Inc.(b)	56	2,016
A10 Networks, Inc.(b)	474	6,584
ACI Worldwide, Inc.(b)	857	27,621
ACM Research, Inc., Class A(b)	104	9,272
ADTRAN, Inc.	397	8,202
Advanced Energy Industries, Inc.	310	27,956
Agilysys, Inc.(b)	185	10,514
Alarm.com Holdings, Inc.(b)	381	32,130
Allegro MicroSystems, Inc. (Japan)(b)	469	14,093
Alliance Data Systems Corp.	381	37,380
Alpha & Omega Semiconductor Ltd.(b)	170	4,939
Altair Engineering, Inc., Class A(b)(c)	367	27,154
Alteryx, Inc., Class A(b)	477	35,284
Ambarella, Inc.(b)	292	30,242
American Software, Inc., Class A	255	6,469
Amkor Technology, Inc.	886	24,338

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2021

	Shares	Value
Information Technology-(continued)
Anaplan, Inc.(b)	1,048	$62,859
AppFolio, Inc., Class A(b)	135	15,943
Appian Corp.(b)(c)	285	30,552
Asana, Inc., Class A(b)	517	39,059
Aspen Technology, Inc.(b)	548	70,966
Avaya Holdings Corp.(b)	695	14,018
Avid Technology, Inc.(b)	281	7,253
Avnet, Inc.	802	32,449
Axcelis Technologies, Inc.(b)	277	13,770
Badger Meter, Inc.	235	25,166
Belden, Inc.	361	20,667
Benchmark Electronics, Inc.	302	8,163
Benefitfocus, Inc.(b)	215	2,595
BigCommerce Holdings, Inc., Series 1(b)(c)	308	18,338
Bill.com Holdings, Inc.(b)	569	156,128
Blackbaud, Inc.(b)	360	25,088
Blackline, Inc.(b)(c)	420	45,822
Bottomline Technologies (DE), Inc.(b)	374	15,809
Box, Inc., Class A(b)	1,314	33,875
Brightcove, Inc.(b)	283	3,215
Brooks Automation, Inc.	599	50,891
BTRS Holdings, Inc.(b)	495	5,400
C3.ai, Inc., Class A(b)(c)	322	16,596
Calix, Inc.(b)	455	21,203
Cambium Networks Corp.(b)	76	2,848
Cantaloupe, Inc.(b)(c)	439	4,495
Casa Systems, Inc.(b)	277	1,950
Cass Information Systems, Inc.	115	5,184
CDK Global, Inc.	981	40,810
Cerence, Inc.(b)(c)	305	33,074
CEVA, Inc.(b)	183	8,830
ChannelAdvisor Corp.(b)	241	6,174
Ciena Corp.(b)	1,249	71,355
Cirrus Logic, Inc.(b)	463	38,739
Cloudera, Inc.(b)	1,899	30,251
CMC Materials, Inc.	236	31,298
Coherent, Inc.(b)	198	50,029
Cohu, Inc.(b)	391	13,951
CommScope Holding Co., Inc.(b)	1,664	26,291
CommVault Systems, Inc.(b)	334	27,044
Comtech Telecommunications Corp.	207	5,283
Concentrix Corp.(b)	357	61,900
Conduent, Inc.(b)	1,401	10,227
Cornerstone OnDemand, Inc.(b)	459	26,301
Corsair Gaming, Inc.(b)(c)	228	6,601
Cree, Inc.(b)(c)	931	79,116
CSG Systems International, Inc.	270	13,017
CTS Corp.	240	8,419
Diebold Nixdorf, Inc.(b)	611	6,648
Digi International, Inc.(b)	274	6,023
Digital Turbine, Inc.(b)(c)	685	40,038
Diodes, Inc.(b)	360	34,859
Dolby Laboratories, Inc., Class A	526	52,132
Domo, Inc., Class B(b)	229	20,495
DSP Group, Inc.(b)	185	4,052
Duck Creek Technologies, Inc.(b)(c)	326	15,201
DXC Technology Co.(b)	2,052	75,349
E2open Parent Holdings, Inc.(b)(c)	617	7,367
Eastman Kodak Co.(b)	319	2,322
Ebix, Inc.(c)	218	6,274

	Shares	Value
Information Technology-(continued)
EchoStar Corp., Class A(b)	330	$8,910
eGain Corp.(b)	179	2,109
Elastic N.V.(b)	506	80,732
Entegris, Inc.	1,092	131,193
Envestnet, Inc.(b)	438	34,983
ePlus, Inc.(b)	112	12,121
Euronet Worldwide, Inc.(b)	425	56,623
Everbridge, Inc.(b)(c)	304	47,719
EVERTEC, Inc.	494	22,847
Evo Payments, Inc., Class A(b)	385	9,794
ExlService Holdings, Inc.(b)	270	33,248
Extreme Networks, Inc.(b)	1,025	11,101
Fabrinet (Thailand)(b)	297	30,597
FARO Technologies, Inc.(b)	148	10,203
Fastly, Inc., Class A(b)(c)	806	35,142
FireEye, Inc.(b)	1,921	34,943
First Solar, Inc.(b)	771	72,474
Five9, Inc.(b)	541	85,602
Flex Ltd.(b)	3,954	73,465
FormFactor, Inc.(b)	626	24,339
Grid Dynamics Holdings, Inc.(b)	315	8,433
Hackett Group, Inc. (The)	211	4,136
Harmonic, Inc.(b)	810	7,484
I3 Verticals, Inc., Class A(b)	175	5,059
Ichor Holdings Ltd.(b)	230	10,191
II-VI, Inc.(b)(c)	845	53,218
Impinj, Inc.(b)(c)	144	8,394
Infinera Corp.(b)(c)	1,418	12,010
Inseego Corp.(b)(c)	614	5,158
Insight Enterprises, Inc.(b)	285	29,324
InterDigital, Inc.	248	17,883
International Money Express, Inc.(b)	237	4,323
Itron, Inc.(b)	364	30,580
J2 Global, Inc.(b)	346	47,644
Jabil, Inc.	1,139	70,367
Jamf Holding Corp.(b)	291	10,229
JFrog Ltd. (Israel)(b)(c)	309	11,878
Kimball Electronics, Inc.(b)	206	4,979
Knowles Corp.(b)	760	15,200
Kulicke & Soffa Industries, Inc. (Singapore)	500	35,095
Lattice Semiconductor Corp.(b)	1,100	68,332
Limelight Networks, Inc.(b)(c)	1,028	2,776
Littelfuse, Inc.	198	56,509
LivePerson, Inc.(b)(c)	526	33,717
LiveRamp Holdings, Inc.(b)	554	27,146
Lumentum Holdings, Inc.(b)	612	53,024
MACOM Technology Solutions Holdings, Inc.(b)	390	23,677
MagnaChip Semiconductor Corp. (South Korea)(b)	344	6,278
Manhattan Associates, Inc.(b)	512	83,451
Marathon Digital Holdings, Inc.(b)(c)	801	32,513
Maximus, Inc.	495	43,110
MaxLinear, Inc.(b)	577	30,137
McAfee Corp., Class A	337	8,951
Medallia, Inc.(b)	810	27,354
Methode Electronics, Inc.	310	14,437
MicroStrategy, Inc., Class A(b)(c)	62	43,047
MicroVision, Inc.(b)	1,272	18,737
Mimecast Ltd.(b)	499	34,835
Mitek Systems, Inc.(b)	353	7,897

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2021

	Shares	Value
Information Technology-(continued)
MKS Instruments, Inc.	446	$65,642
Model N, Inc.(b)	261	8,851
Momentive Global, Inc.(b)	1,016	19,924
N-able, Inc.(b)	360	4,871
Napco Security Technologies, Inc.(b)	122	4,774
National Instruments Corp.	1,060	44,329
nCino, Inc.(b)(c)	233	14,448
NCR Corp.(b)	1,054	44,774
NeoPhotonics Corp.(b)	421	3,932
NETGEAR, Inc.(b)	254	9,075
NetScout Systems, Inc.(b)	608	16,671
New Relic, Inc.(b)	462	36,946
nLight, Inc.(b)	294	8,117
Novanta, Inc.(b)	285	43,668
Nuance Communications, Inc.(b)	2,305	126,890
Nutanix, Inc., Class A(b)	1,558	57,506
ON24, Inc.(b)(c)	77	1,741
OneSpan, Inc.(b)	267	5,145
Onto Innovation, Inc.(b)	396	29,355
OSI Systems, Inc.(b)	140	13,852
PagerDuty, Inc.(b)(c)	544	23,283
PAR Technology Corp.(b)(c)	199	13,518
Paya Holdings, Inc., Class A(b)	575	5,549
Paylocity Holding Corp.(b)	307	82,644
PC Connection, Inc.	97	4,696
PDF Solutions, Inc.(b)	243	5,472
Pegasystems, Inc.	328	45,143
Perficient, Inc.(b)	266	31,713
Photronics, Inc.(b)	523	7,882
Ping Identity Holding Corp.(b)	372	9,653
Plantronics, Inc.(b)	326	9,708
Plexus Corp.(b)	230	21,121
Power Integrations, Inc.	488	53,016
Progress Software Corp.	363	16,901
PROS Holdings, Inc.(b)	348	15,048
Pure Storage, Inc., Class A(b)	2,168	55,999
Q2 Holdings, Inc.(b)	431	37,967
QAD, Inc., Class A	100	8,701
Qualys, Inc.(b)	268	31,458
Rackspace Technology, Inc.(b)	342	4,778
Rambus, Inc.(b)	907	21,587
Rapid7, Inc.(b)	422	51,281
Rekor Systems, Inc.(b)	253	2,763
Repay Holdings Corp.(b)(c)	631	14,519
Ribbon Communications, Inc.(b)	782	5,106
Rimini Street, Inc.(b)	281	2,684
Riot Blockchain, Inc.(b)	678	25,303
Rogers Corp.(b)	150	31,861
Sabre Corp.(b)(c)	2,445	27,457
SailPoint Technologies Holding, Inc.(b)(c)	744	34,864
Sanmina Corp.(b)	524	20,688
ScanSource, Inc.(b)	210	7,472
Semtech Corp.(b)	523	36,568
Shift4 Payments, Inc., Class A(b)	313	26,827
ShotSpotter, Inc.(b)	73	2,908
Silicon Laboratories, Inc.(b)	361	56,901
SiTime Corp.(b)	100	21,284
SMART Global Holdings, Inc.(b)(c)	176	8,529
Smartsheet, Inc., Class A(b)	954	75,910
SolarWinds Corp.	327	5,582

	Shares	Value
Information Technology-(continued)
Sprout Social, Inc., Class A(b)	305	$37,088
SPS Commerce, Inc.(b)	289	39,168
SunPower Corp.(b)(c)	705	15,193
Super Micro Computer, Inc.(b)	325	11,875
Switch, Inc., Class A	786	19,501
Synaptics, Inc.(b)	284	53,898
SYNNEX Corp.	355	45,110
Telos Corp.(b)	137	4,521
Tenable Holdings, Inc.(b)	603	26,755
Teradata Corp.(b)	883	48,291
TTEC Holdings, Inc.	154	16,241
TTM Technologies, Inc.(b)	840	11,760
Tucows, Inc., Class A(b)	76	5,632
Ultra Clean Holdings, Inc.(b)	353	16,323
Unisys Corp.(b)	522	12,638
Universal Display Corp.	361	75,301
Upland Software, Inc.(b)	211	8,225
Varonis Systems, Inc.(b)	857	59,142
Veeco Instruments, Inc.(b)	413	9,412
Velodyne Lidar, Inc.(b)(c)	779	5,141
Verint Systems, Inc.(b)	524	23,391
Veritone, Inc.(b)	227	4,737
Verra Mobility Corp.(b)	1,138	17,650
Vertex, Inc., Class A(b)	216	4,471
ViaSat, Inc.(b)	437	22,567
Viavi Solutions, Inc.(b)	1,842	30,006
VirnetX Holding Corp.(b)(c)	529	2,375
Vishay Intertechnology, Inc.	1,069	23,486
Vishay Precision Group, Inc.(b)	104	3,886
Vonage Holdings Corp.(b)	1,934	27,269
Vontier Corp.	1,360	49,463
WEX, Inc.(b)	360	66,085
Workiva, Inc.(b)(c)	306	42,923
Xerox Holdings Corp.	1,314	29,578
Xperi Holding Corp.	845	18,058
Yext, Inc.(b)	810	10,951
Zuora, Inc., Class A(b)	897	15,231

		6,228,905

Materials-4.91%
AdvanSix, Inc.(b)	231	8,431
Alcoa Corp.(b)	1,504	66,732
Allegheny Technologies, Inc.(b)	1,029	18,378
American Vanguard Corp.	225	3,449
Amyris, Inc.(b)	1,285	19,339
AptarGroup, Inc.	529	71,309
Arconic Corp.(b)	842	29,041
Ashland Global Holdings, Inc.	464	42,275
Avient Corp.	735	38,286
Axalta Coating Systems Ltd.(b)	1,688	51,552
Balchem Corp.	261	36,650
Berry Global Group, Inc.(b)	1,087	73,014
Cabot Corp.	456	24,350
Carpenter Technology Corp.	398	13,273
Century Aluminum Co.(b)	445	5,705
Chase Corp.	62	7,099
Chemours Co. (The)	1,333	44,669
Clearwater Paper Corp.(b)	138	4,484
Cleveland-Cliffs, Inc.(b)(c)	3,822	89,702
Coeur Mining, Inc.(b)	2,018	14,227

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2021

	Shares	Value
Materials-(continued)
Commercial Metals Co.	971	$31,674
Compass Minerals International, Inc.	274	18,339
Danimer Scientific, Inc.(b)(c)	551	10,767
Domtar Corp.(b)	408	22,371
Eagle Materials, Inc.	325	50,973
Ecovyst, Inc.	341	4,436
Element Solutions, Inc.	1,795	40,800
Ferro Corp.(b)	613	12,750
Forterra, Inc.(b)	247	5,691
FutureFuel Corp.	217	1,738
GCP Applied Technologies, Inc.(b)	362	8,630
Glatfelter Corp.	369	5,830
Graphic Packaging Holding Co.	2,290	46,991
Greif, Inc., Class A	208	13,171
Greif, Inc., Class B	35	2,152
H.B. Fuller Co.	420	28,379
Hawkins, Inc.	155	5,871
Hecla Mining Co.	4,315	26,537
Huntsman Corp.	1,696	44,825
Ingevity Corp.(b)	323	25,966
Innospec, Inc.	198	18,533
Kaiser Aluminum Corp.	131	16,540
Koppers Holdings, Inc.(b)	174	5,725
Kraton Corp.(b)	264	11,120
Kronos Worldwide, Inc.	190	2,516
Livent Corp.(b)(c)	1,181	29,371
Louisiana-Pacific Corp.	824	52,275
Materion Corp.	168	12,269
McEwen Mining, Inc. (Canada)(b)	3,232	3,717
Mercer International, Inc. (Germany)	354	4,029
Minerals Technologies, Inc.	272	21,390
MP Materials Corp.(b)(c)	493	16,550
Myers Industries, Inc.	252	5,746
Neenah, Inc.	139	7,004
NewMarket Corp.	71	24,831
O-I Glass, Inc.(b)	1,278	19,336
Olin Corp.	1,155	57,565
Orion Engineered Carbons S.A. (Germany)(b)	500	8,835
Pactiv Evergreen, Inc.	366	5,032
Piedmont Lithium, Inc.(b)	118	6,948
Quaker Chemical Corp.	108	27,985
Ranpak Holdings Corp.(b)	315	9,670
Reliance Steel & Aluminum Co.	513	76,971
Royal Gold, Inc.	529	58,894
Schnitzer Steel Industries, Inc., Class A	214	10,124
Schweitzer-Mauduit International, Inc., Class A	259	9,912
Scotts Miracle-Gro Co. (The)	337	52,852
Sensient Technologies Corp.	341	29,616
Silgan Holdings, Inc.	711	30,168
Sonoco Products Co.	811	52,958
Stepan Co.	173	20,338
Summit Materials, Inc., Class A(b)	951	32,020
SunCoke Energy, Inc.	685	4,761
Tredegar Corp.	221	2,935
Trinseo S.A.	255	13,242
Tronox Holdings PLC, Class A	937	19,799
United States Lime & Minerals, Inc.	18	2,630
United States Steel Corp.	2,174	58,154
Valvoline, Inc.	1,458	43,973
W.R. Grace & Co.	453	31,547

	Shares	Value
Materials-(continued)
Warrior Met Coal, Inc.	425	$9,516
Westlake Chemical Corp.	310	27,078
Worthington Industries, Inc.	282	16,342

		2,040,673

Real Estate-8.62%
Acadia Realty Trust	697	14,790
Agree Realty Corp.	517	38,542
Alexander & Baldwin, Inc.	600	12,528
Alexander’s, Inc.	19	5,060
American Assets Trust, Inc.	416	16,565
American Campus Communities, Inc.	1,111	56,494
American Finance Trust, Inc.	902	7,775
American Homes 4 Rent, Class A	2,337	98,014
Americold Realty Trust	2,035	74,766
Apartment Income REIT Corp.	1,263	64,186
Apartment Investment & Management Co., Class A	1,234	8,860
Apple Hospitality REIT, Inc.	1,711	25,289
Armada Hoffler Properties, Inc.	490	6,581
Brandywine Realty Trust	1,381	19,168
Brixmor Property Group, Inc.	2,392	56,092
Broadstone Net Lease, Inc.	1,175	32,195
CareTrust REIT, Inc.	795	17,482
CatchMark Timber Trust, Inc., Class A	404	4,662
Centerspace	109	11,029
Chatham Lodging Trust(b)	390	4,680
City Office REIT, Inc.	358	5,717
Columbia Property Trust, Inc.	948	15,851
Community Healthcare Trust, Inc.	188	9,120
CoreSite Realty Corp.	347	51,484
Corporate Office Properties Trust	905	25,503
Cousins Properties, Inc.	1,198	46,195
CubeSmart	1,618	86,563
Cushman & Wakefield PLC(b)	1,082	19,627
CyrusOne, Inc.	987	75,979
DiamondRock Hospitality Co.(b)	1,741	15,739
DigitalBridge Group, Inc.(b)(c)	3,919	27,041
Diversified Healthcare Trust	1,974	7,403
Douglas Emmett, Inc.	1,414	46,676
Easterly Government Properties, Inc.	681	14,553
EastGroup Properties, Inc.	323	58,224
Empire State Realty Trust, Inc., Class A	1,201	12,334
EPR Properties	603	30,602
Equity Commonwealth	982	25,866
Essential Properties Realty Trust, Inc.	947	30,692
eXp World Holdings, Inc.(c)	521	23,888
Federal Realty Investment Trust	562	68,435
First Industrial Realty Trust, Inc.	1,040	58,230
Five Point Holdings LLC, Class A(b)	485	3,875
Forestar Group, Inc.(b)	139	2,890
Four Corners Property Trust, Inc.	615	17,595
Franklin Street Properties Corp.	845	4,056
FRP Holdings, Inc.(b)	51	2,943
Gaming and Leisure Properties, Inc.	1,781	87,803
GEO Group, Inc. (The)(c)	1,004	7,781
Getty Realty Corp.	308	9,742
Gladstone Commercial Corp.	296	6,698
Global Medical REIT, Inc.	469	7,232
Global Net Lease, Inc.	741	12,597

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2021

	Shares	Value
Real Estate-(continued)
Healthcare Realty Trust, Inc.	1,141	$34,264
Healthcare Trust of America, Inc., Class A	1,762	53,441
Highwoods Properties, Inc.	838	38,288
Howard Hughes Corp. (The)(b)	333	30,146
Hudson Pacific Properties, Inc.	1,217	32,104
Independence Realty Trust, Inc.	843	17,265
Industrial Logistics Properties Trust	539	14,785
Innovative Industrial Properties, Inc.	192	47,215
iStar, Inc.	604	15,976
JBG SMITH Properties	954	28,744
Jones Lang LaSalle, Inc.(b)	414	100,366
Kennedy-Wilson Holdings, Inc.	1,020	22,430
Kilroy Realty Corp.	844	55,409
Kimco Realty Corp.	4,700	102,413
Kite Realty Group Trust	696	14,101
Lamar Advertising Co., Class A	698	79,453
Lexington Realty Trust	2,237	30,267
Life Storage, Inc.	619	77,028
LTC Properties, Inc.	326	11,250
Macerich Co. (The)(c)	1,663	28,404
Mack-Cali Realty Corp.(b)	599	10,710
Marcus & Millichap, Inc.(b)	195	7,648
MGM Growth Properties LLC, Class A	1,238	51,327
Monmouth Real Estate Investment Corp.	770	14,615
National Health Investors, Inc.	355	21,236
National Retail Properties, Inc.	1,415	67,368
National Storage Affiliates Trust	669	38,300
NETSTREIT Corp.	325	8,405
Newmark Group, Inc., Class A	1,367	18,619
NexPoint Residential Trust, Inc.	186	12,051
Office Properties Income Trust	399	10,585
One Liberty Properties, Inc.	137	4,362
Opendoor Technologies, Inc.(b)(c)	953	16,897
Outfront Media, Inc.(b)	1,173	29,043
Paramount Group, Inc.	1,452	12,865
Park Hotels & Resorts, Inc.(b)	1,905	36,462
Pebblebrook Hotel Trust	1,058	23,308
Physicians Realty Trust	1,724	31,911
Piedmont Office Realty Trust, Inc., Class A	1,004	17,891
PotlatchDeltic Corp.	540	28,053
PS Business Parks, Inc.	166	26,100
Rayonier, Inc.	1,120	41,194
RE/MAX Holdings, Inc., Class A	154	5,157
Realogy Holdings Corp.(b)	956	16,778
Redfin Corp.(b)(c)	754	36,622
Retail Opportunity Investments Corp.	978	17,682
Retail Properties of America, Inc., Class A	1,729	22,857
Rexford Industrial Realty, Inc.	1,082	67,008
RLJ Lodging Trust	1,329	19,177
RMR Group, Inc. (The), Class A	128	5,932
RPT Realty	670	8,670
Ryman Hospitality Properties, Inc.(b)	421	34,972
Sabra Health Care REIT, Inc.	1,746	27,936
Safehold, Inc.(c)	132	11,829
Saul Centers, Inc.	117	5,391
Seritage Growth Properties, Class A, (Acquired 05/06/2020 - 08/31/2021; Cost $4,831)(b)(d)	310	5,013
Service Properties Trust	1,365	15,602
SITE Centers Corp.	1,360	21,910

	Shares	Value
Real Estate-(continued)
SL Green Realty Corp.	559	$39,175
Spirit Realty Capital, Inc.	927	47,991
St. Joe Co. (The)	267	12,354
STAG Industrial, Inc.	1,286	54,334
STORE Capital Corp.	1,958	70,625
Summit Hotel Properties, Inc.(b)	875	8,155
Sunstone Hotel Investors, Inc.(b)	1,750	20,283
Tanger Factory Outlet Centers, Inc.(c)	812	13,577
Tejon Ranch Co.(b)	173	3,325
Terreno Realty Corp.	560	37,414
UMH Properties, Inc.	346	8,200
Uniti Group, Inc.	1,881	24,585
Universal Health Realty Income Trust	115	6,811
Urban Edge Properties	945	17,898
Urstadt Biddle Properties, Inc., Class A	248	4,732
Washington REIT	684	17,196
Xenia Hotels & Resorts, Inc.(b)	920	16,026

		3,581,208

Utilities-2.06%
ALLETE, Inc.	420	28,316
American States Water Co.	297	27,386
Avista Corp.	558	23,352
Black Hills Corp.	506	35,587
Cadiz, Inc.(b)	295	3,965
California Water Service Group	410	26,056
Chesapeake Utilities Corp.	141	18,429
Clearway Energy, Inc., Class A	271	8,060
Clearway Energy, Inc., Class C	629	19,744
Hawaiian Electric Industries, Inc.	880	38,368
IDACORP, Inc.	407	42,877
MDU Resources Group, Inc.	1,620	52,115
MGE Energy, Inc.	291	23,437
Middlesex Water Co.	144	15,755
National Fuel Gas Co.	697	36,112
New Jersey Resources Corp.	776	28,976
NextEra Energy Partners L.P.	612	48,917
Northwest Natural Holding Co.	253	13,017
NorthWestern Corp.	409	26,012
OGE Energy Corp.	1,612	57,081
ONE Gas, Inc.	429	30,811
Ormat Technologies, Inc.(c)	361	25,678
Otter Tail Corp.	336	18,436
PNM Resources, Inc.	657	32,522
Portland General Electric Co.	722	37,075
SJW Group	224	15,530
South Jersey Industries, Inc.	906	22,478
Southwest Gas Holdings, Inc.	469	32,975
Spire, Inc.	417	27,814
Star Group L.P.	298	3,272
Sunnova Energy International, Inc.(b)	672	24,326
Unitil Corp.	125	6,200
York Water Co. (The)	108	5,570

		856,249

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $38,139,856)		41,506,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)–(continued)

August 31, 2021

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-8.45%
Invesco Private Government Fund, 0.02%(f)(h)(i)	1,052,576	$1,052,576
Invesco Private Prime Fund, 0.11%(f)(h)(i)	2,455,022	2,456,004

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,508,580)		3,508,580

TOTAL INVESTMENTS IN SECURITIES-108.38% (Cost $41,648,436)		45,015,266
OTHER ASSETS LESS LIABILITIES-(8.38)%		(3,479,057)

NET ASSETS-100.00%		$41,536,209

Investment Abbreviations:

CVR -Contingent Value Rights

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)	Restricted security. The aggregate value of these securities at August 31, 2021 was $48,777, which represented less than 1% of the Fund’s Net Assets.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $36,730, which represented less than 1% of the Fund’s Net Assets.

(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	August 31, 2020	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2021	Income
Invesco Mortgage Capital, Inc.	$264	$9,809	$(1,634)	$(1,027)	$(270)	$7,142	$424
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	581,590	(581,590)	-	-	-	3
Invesco Premier U.S. Government Money Portfolio, Institutional Class	6,187	30,375	(36,562)	-	-	-	-
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	151,867	4,129,836	(3,229,127)	-	-	1,052,576	91	*
Invesco Private Prime Fund	50,600	6,485,516	(4,080,142)	-	30	2,456,004	1,193	*

Total	$208,918	$11,237,126	$(7,929,055)	$(1,027)	$(240)	$3,515,722	$1,711

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(h)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco PureBetaSM US Aggregate Bond ETF (PBND)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Treasury Securities-42.66%
U.S. Treasury Bonds-11.30%
7.63%, 11/15/2022	$35,000	$38,166
6.25%, 08/15/2023	20,000	22,367
6.50%, 11/15/2026	20,000	25,826
6.63%, 02/15/2027	30,000	39,304
6.13%, 11/15/2027	15,000	19,702
5.25%, 11/15/2028	15,000	19,371
5.25%, 02/15/2029	10,000	12,978
6.13%, 08/15/2029	5,000	6,913
6.25%, 05/15/2030	10,000	14,205
5.38%, 02/15/2031	15,000	20,578
4.50%, 02/15/2036	15,000	20,968
4.75%, 02/15/2037	20,000	28,922
5.00%, 05/15/2037	15,000	22,267
4.50%, 05/15/2038	25,000	35,659
3.50%, 02/15/2039	40,000	51,216
4.25%, 05/15/2039	50,000	69,959
4.38%, 11/15/2039	30,000	42,669
4.63%, 02/15/2040	25,000	36,671
1.13% - 4.38%, 05/15/2040	70,000	75,789
1.13%, 08/15/2040	75,000	66,568
1.38%, 11/15/2040	45,000	41,644
1.88% - 4.75%, 02/15/2041	150,000	188,163
2.25%, 05/15/2041	60,000	64,172
1.75% - 3.75%, 08/15/2041	70,000	86,218
3.13%, 11/15/2041	25,000	30,570
3.13%, 02/15/2042	45,000	55,123
2.75%, 08/15/2042	60,000	69,403
2.75%, 11/15/2042	20,000	23,135
2.88%, 05/15/2043	75,000	88,503
3.75%, 11/15/2043	50,000	67,262
3.63%, 02/15/2044	55,000	72,849
3.38%, 05/15/2044	30,000	38,366
2.50%, 02/15/2045	50,000	55,682
2.88%, 08/15/2045	105,000	124,823
2.50%, 02/15/2046	20,000	22,325
2.50%, 05/15/2046	35,000	39,092
2.25%, 08/15/2046	20,000	21,334
2.88%, 11/15/2046	30,000	35,858
3.00%, 02/15/2047	40,000	48,897
3.00%, 05/15/2047	45,000	55,093
2.75%, 08/15/2047	40,000	46,883
3.13%, 05/15/2048	50,000	62,793
3.00%, 08/15/2048	50,000	61,482
3.38%, 11/15/2048	35,000	45,995
3.00%, 02/15/2049	40,000	49,341
2.88%, 05/15/2049	25,000	30,175
2.25%, 08/15/2049	55,000	58,850
2.38%, 11/15/2049	40,000	43,963
2.00%, 02/15/2050	25,000	25,388
1.25%, 05/15/2050	60,000	50,838
1.38%, 08/15/2050	70,000	61,195
1.63%, 11/15/2050	35,000	32,549
1.88%, 02/15/2051	100,000	98,664

	Principal Amount	Value
U.S. Treasury Bonds-(continued)
2.38%, 05/15/2051	$60,000	$66,183
2.00%, 08/15/2051	20,000	20,328

		2,653,237

U.S. Treasury Notes-31.36%
0.13%, 09/30/2022	175,000	175,064
1.38%, 10/15/2022	85,000	86,215
0.13%, 10/31/2022	40,000	40,013
1.63%, 11/15/2022	100,000	101,828
0.13% - 2.00%, 11/30/2022	70,000	71,182
2.13%, 12/31/2022	100,000	102,656
1.50%, 01/15/2023	50,000	50,945
0.13%, 01/31/2023	50,000	49,996
1.38%, 02/15/2023	50,000	50,906
0.13% - 2.63%, 02/28/2023	240,000	243,704
0.50%, 03/15/2023	50,000	50,281
0.13%, 03/31/2023	50,000	49,984
0.25%, 04/15/2023	50,000	50,081
0.13%, 04/30/2023	20,000	19,989
0.13%, 05/15/2023	160,000	159,916
2.75%, 05/31/2023	100,000	104,510
0.25%, 06/15/2023	50,000	50,067
0.13%, 06/30/2023	25,000	24,981
0.13%, 07/15/2023	50,000	49,950
0.13% - 2.50%, 08/15/2023	170,000	173,476
0.13%, 08/31/2023	70,000	69,888
0.13%, 09/15/2023	50,000	49,908
2.88%, 09/30/2023	120,000	126,595
0.13%, 10/15/2023	40,000	39,915
0.25% - 2.75%, 11/15/2023	185,000	190,512
0.13%, 12/15/2023	75,000	74,763
2.63%, 12/31/2023	40,000	42,186
0.13%, 01/15/2024	30,000	29,888
2.25%, 01/31/2024	20,000	20,950
0.13% - 2.75%, 02/15/2024	120,000	122,738
2.38%, 02/29/2024	50,000	52,586
0.25%, 03/15/2024	40,000	39,942
2.13%, 03/31/2024	50,000	52,329
0.38%, 04/15/2024	30,000	30,033
0.25% - 2.50%, 05/15/2024	130,000	134,538
2.00%, 05/31/2024	50,000	52,261
0.25%, 06/15/2024	15,000	14,955
1.75% - 2.00%, 06/30/2024	65,000	67,722
0.38%, 07/15/2024	45,000	44,997
1.75%, 07/31/2024	50,000	51,996
2.38%, 08/15/2024	100,000	105,867
1.25%, 08/31/2024	110,000	112,806
1.50%, 10/31/2024	40,000	41,352
2.25%, 11/15/2024	50,000	52,891
1.50%, 11/30/2024	65,000	67,208
1.75%, 12/31/2024	50,000	52,123
1.38%, 01/31/2025	50,000	51,491
2.00%, 02/15/2025	85,000	89,360
1.13%, 02/28/2025	75,000	76,595
0.50%, 03/31/2025	45,000	44,955
2.88%, 04/30/2025	75,000	81,337
2.13%, 05/15/2025	100,000	105,742

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco PureBetaSM US Aggregate Bond ETF (PBND)–(continued)

August 31, 2021

	Principal Amount	Value
U.S. Treasury Notes-(continued)
0.25%, 06/30/2025	$20,000	$19,749
0.25% - 2.88%, 07/31/2025	50,000	50,347
2.00%, 08/15/2025	100,000	105,477
0.25%, 08/31/2025	30,000	29,564
0.25%, 09/30/2025	50,000	49,229
0.25%, 10/31/2025	75,000	73,770
2.25%, 11/15/2025	100,000	106,672
0.38% - 2.88%, 11/30/2025	85,000	90,281
0.38%, 12/31/2025	40,000	39,486
0.38%, 01/31/2026	45,000	44,376
1.63%, 02/15/2026	100,000	104,078
0.50%, 02/28/2026	115,000	113,987
0.75%, 03/31/2026	65,000	65,099
0.75%, 04/30/2026	15,000	15,016
1.63%, 05/15/2026	50,000	52,055
2.13%, 05/31/2026	50,000	53,234
0.88% - 1.88%, 06/30/2026	85,000	87,151
1.50%, 08/15/2026	100,000	103,553
0.75%, 08/31/2026	50,000	49,951
1.63%, 09/30/2026	55,000	57,301
2.00%, 11/15/2026	60,000	63,670
1.50%, 01/31/2027	65,000	67,308
2.25%, 02/15/2027	50,000	53,760
1.13%, 02/28/2027	25,000	25,378
0.50%, 04/30/2027	25,000	24,484
2.38%, 05/15/2027	60,000	64,999
0.50%, 06/30/2027	50,000	48,869
0.38%, 07/31/2027	45,000	43,613
2.25%, 08/15/2027	50,000	53,871
0.50%, 08/31/2027	35,000	34,120
0.38%, 09/30/2027	50,000	48,320
0.50%, 10/31/2027	50,000	48,621
2.25%, 11/15/2027	50,000	53,916
0.63%, 11/30/2027	60,000	58,734
0.63%, 12/31/2027	40,000	39,120
0.75%, 01/31/2028	65,000	64,002
2.75%, 02/15/2028	70,000	77,714
1.13%, 02/29/2028	35,000	35,272
1.25%, 03/31/2028	25,000	25,367
1.25%, 04/30/2028	40,000	40,563
2.88%, 05/15/2028	50,000	56,005
1.25%, 05/31/2028	60,000	60,816
1.25%, 06/30/2028	65,000	65,833
1.00%, 07/31/2028	60,000	59,728
2.88%, 08/15/2028	50,000	56,102
3.13%, 11/15/2028	50,000	57,092
2.63%, 02/15/2029	70,000	77,602
2.38%, 05/15/2029	40,000	43,656
1.63%, 08/15/2029	100,000	103,606
1.75%, 11/15/2029	50,000	52,275
1.50%, 02/15/2030	60,000	61,453
0.63%, 05/15/2030	55,000	52,265
0.63%, 08/15/2030	125,000	118,452
0.88%, 11/15/2030	70,000	67,684
1.13%, 02/15/2031	130,000	128,334

	Principal Amount	Value
U.S. Treasury Notes-(continued)
1.63%, 05/15/2031	$85,000	$87,656
1.25%, 08/15/2031	40,000	39,809

		7,366,618

Total U.S. Treasury Securities (Cost $9,761,881)		10,019,855

U.S. Dollar Denominated Bonds & Notes-29.54%
Aerospace & Defense-0.51%
Boeing Co. (The), 4.88%, 05/01/2025	50,000	55,922
Raytheon Technologies Corp., 4.80%, 12/15/2043	50,000	64,518

		120,440

Air Freight & Logistics-0.25%
United Parcel Service, Inc., 3.63%, 10/01/2042	50,000	58,530

Airlines-0.17%
Continental Airlines Pass-Through Trust, Series 2012-2, Class A, 4.00%, 10/29/2024	31,271	33,104
United Airlines Pass-Through Trust, Series 2013-1, Class A, 4.30%, 08/15/2025	6,530	7,064

		40,168

Asset Management & Custody Banks-0.36%
Apollo Management Holdings L.P., 4.87%, 02/15/2029(b)	25,000	29,284
Bank of New York Mellon Corp. (The), 3.40%, 01/29/2028	50,000	55,875

		85,159

Automobile Manufacturers-0.74%
General Motors Co., 6.13%, 10/01/2025	50,000	58,981
Toyota Motor Corp. (Japan), 3.67%, 07/20/2028(c)	100,000	113,747

		172,728

Biotechnology-0.82%
AbbVie, Inc., 3.60%, 05/14/2025	50,000	54,374
Amgen, Inc., 4.66%, 06/15/2051	50,000	64,930
European Investment Bank (Supranational), 1.25%, 02/14/2031	50,000	49,688
Gilead Sciences, Inc., 1.20%, 10/01/2027(c)	25,000	24,649

		193,641

Brewers-0.24%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), 3.65%, 02/01/2026	50,000	55,239

Cable & Satellite-0.59%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	50,000	56,646
Comcast Corp.
4.15%, 10/15/2028	50,000	58,077
1.50%, 02/15/2031(c)	25,000	23,950

		138,673

Computer & Electronics Retail-0.23%
Dell International LLC/EMC Corp., 4.00%, 07/15/2024	50,000	54,293

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco PureBetaSM US Aggregate Bond ETF (PBND)–(continued)

August 31, 2021

	Principal Amount	Value
Construction Machinery & Heavy Trucks-0.21%
Caterpillar Financial Services Corp., 0.90%, 03/02/2026	$50,000	$50,292

Consumer Finance-0.24%
Capital One Financial Corp., 4.20%, 10/29/2025 .	50,000	55,803

Data Processing & Outsourced Services-0.19%
Visa, Inc., 2.00%, 08/15/2050	50,000	44,517

Diversified Banks-4.57%
Asian Development Bank (Supranational), 0.63%, 04/29/2025	100,000	99,810
Bank of America Corp.
3.88%, 08/01/2025	25,000	27,757
1.90%, 07/23/2031(d)	50,000	49,019
1.92%, 10/24/2031(d)	50,000	49,033
Bank of Montreal (Canada), 4.34%, 10/05/2028(d)	50,000	53,496
Bank of Nova Scotia (The) (Canada), 0.70%, 04/15/2024	50,000	50,113
Citigroup, Inc., 8.13%, 07/15/2039	50,000	86,297
Inter-American Development Bank (Supranational), 0.25%, 11/15/2023	50,000	49,960
JPMorgan Chase & Co.
2.18%, 06/01/2028(d)	50,000	51,597
3.96%, 11/15/2048(d)	50,000	59,178
Kreditanstalt fuer Wiederaufbau (Germany), 0.75%, 09/30/2030	50,000	47,710
Mitsubishi UFJ Financial Group, Inc. (Japan), 3.76%, 07/26/2023	50,000	53,170
Sumitomo Mitsui Financial Group, Inc. (Japan), 3.54%, 01/17/2028(c)	50,000	55,793
Toronto-Dominion Bank (The) (Canada)
0.45%, 09/11/2023	25,000	25,031
3.63%, 09/15/2031(d)	50,000	55,445
U.S. Bancorp, 3.38%, 02/05/2024	50,000	53,399
Wells Fargo & Co.
3.07%, 01/24/2023(c)	100,000	101,132
3.00%, 04/22/2026	50,000	54,139
Westpac Banking Corp. (Australia), 2.89%, 02/04/2030(d)	50,000	52,051

		1,074,130

Diversified Capital Markets-0.12%
Deutsche Bank AG (Germany), 4.10%, 01/13/2026	25,000	27,464

Diversified Chemicals-0.24%
Dow Chemical Co. (The), 3.63%, 05/15/2026	50,000	55,378

Diversified Metals & Mining-0.24%
Glencore Funding LLC (Australia), 4.00%, 03/27/2027(b)	50,000	55,352

Electric Utilities-2.18%
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/2024	42,000	47,644
Commonwealth Edison Co., 2.20%, 03/01/2030(c)	25,000	25,802
Duke Energy Corp., 3.75%, 09/01/2046	50,000	54,390
Entergy Corp., 2.80%, 06/15/2030	25,000	26,159
Georgia Power Co., 4.30%, 03/15/2043	50,000	60,214

	Principal Amount	Value
Electric Utilities-(continued)
NextEra Energy Capital Holdings, Inc., 2.75%, 05/01/2025	$50,000	$53,069
Pacific Gas and Electric Co., 4.95%, 07/01/2050(c)	50,000	53,088
Public Service Co. of Oklahoma, Series J, 2.20%, 08/15/2031	50,000	50,228
Southern California Edison Co., 2.25%, 06/01/2030	50,000	50,078
Virginia Electric & Power Co., Series B, 6.00%, 01/15/2036	25,000	35,054
Xcel Energy, Inc., 4.00%, 06/15/2028	50,000	57,085

		512,811

Environmental & Facilities Services-0.13%
Waste Management, Inc., 4.15%, 07/15/2049	25,000	31,313

Health Care Equipment-0.30%
Abbott Laboratories, 4.90%, 11/30/2046	50,000	69,393

Health Care Facilities-0.23%
HCA, Inc., 5.00%, 03/15/2024	50,000	55,012

Health Care Services-0.36%
Cigna Corp., 3.20%, 03/15/2040	25,000	26,347
CVS Health Corp.
4.78%, 03/25/2038	25,000	31,131
5.05%, 03/25/2048	20,000	26,486

		83,964

Home Improvement Retail-0.15%
Home Depot, Inc. (The), 5.88%, 12/16/2036	25,000	35,886

Household Products-0.23%
Kimberly-Clark Corp., 2.88%, 02/07/2050(c)	25,000	26,210
Procter & Gamble Co. (The), 3.00%, 03/25/2030	25,000	27,763

		53,973

Hypermarkets & Super Centers-0.31%
Walmart, Inc., 7.55%, 02/15/2030	50,000	73,240

Industrial Conglomerates-0.42%
3M Co., 3.70%, 04/15/2050(c)	25,000	29,720
General Electric Co., 6.75%, 03/15/2032	50,000	69,453

		99,173

Industrial Machinery-0.07%
Trane Technologies Global Holding Co. Ltd., 4.25%, 06/15/2023	15,000	15,989

Insurance Brokers-0.38%
Aon PLC, 4.45%, 05/24/2043	50,000	61,009
Brown & Brown, Inc., 4.20%, 09/15/2024	25,000	27,336

		88,345

Integrated Oil & Gas-1.17%
BP Capital Markets PLC (United Kingdom), 3.12%, 05/04/2026	100,000	107,559
Exxon Mobil Corp.
2.73%, 03/01/2023	50,000	51,588
4.33%, 03/19/2050	50,000	62,562
Shell International Finance B.V. (Netherlands), 2.75%, 04/06/2030	50,000	53,524

		275,233

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco PureBetaSM US Aggregate Bond ETF (PBND)–(continued)

August 31, 2021

	Principal Amount	Value
Integrated Telecommunication Services-1.01%
AT&T, Inc.
3.40%, 05/15/2025	$50,000	$54,302
1.65%, 02/01/2028	25,000	25,007
Telefonica Emisiones S.A. (Spain), 7.05%, 06/20/2036	25,000	36,323
Verizon Communications, Inc.
5.01%, 04/15/2049	50,000	66,676
3.70%, 03/22/2061	50,000	55,013

		237,321

Internet & Direct Marketing Retail-0.28%
Amazon.com, Inc., 2.50%, 11/29/2022	65,000	66,460

Investment Banking & Brokerage-0.96%
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/2025	125,000	139,587
Morgan Stanley
4.30%, 01/27/2045	25,000	31,025
Series F, 3.88%, 04/29/2024	50,000	54,177

		224,789

IT Consulting & Other Services-0.43%
International Business Machines Corp., 1.70%, 05/15/2027	100,000	102,015

Life & Health Insurance-0.50%
MetLife, Inc., 6.40%, 12/15/2036	50,000	64,361
Prudential Financial, Inc., 5.20%, 03/15/2044(d) .	50,000	53,727

		118,088

Managed Health Care-0.42%
Anthem, Inc., 6.38%, 06/15/2037	50,000	72,090
UnitedHealth Group, Inc., 2.00%, 05/15/2030(c) .	25,000	25,406

		97,496

Movies & Entertainment-0.36%
TWDC Enterprises 18 Corp., 4.38%, 08/16/2041(c)	30,000	37,502
Walt Disney Co. (The)
4.75%, 09/15/2044	10,000	13,167
4.70%, 03/23/2050	25,000	33,453

		84,122

Multi-line Insurance-0.12%
Liberty Mutual Group, Inc., 3.95%, 05/15/2060(b)	25,000	28,082

Multi-Sector Holdings-0.33%
Berkshire Hathaway Energy Co., 3.75%, 11/15/2023	25,000	26,670
Berkshire Hathaway, Inc., 2.75%, 03/15/2023	50,000	51,721

		78,391

Office REITs-0.45%
Boston Properties L.P., 3.80%, 02/01/2024	100,000	106,559

Oil & Gas Exploration & Production-0.32%
ConocoPhillips, 4.95%, 03/15/2026	65,000	75,394

Oil & Gas Storage & Transportation-0.89%
Enable Midstream Partners L.P., 3.90%, 05/15/2024	20,000	21,271

	Principal Amount	Value
Oil & Gas Storage & Transportation-(continued)
Energy Transfer L.P., 6.13%, 12/15/2045	$100,000	$128,847
TransCanada PipeLines Ltd. (Canada), 4.63%, 03/01/2034	50,000	59,090

		209,208

Packaged Foods & Meats-0.29%
Tyson Foods, Inc., 5.10%, 09/28/2048	50,000	68,285

Paper Products-0.22%
Georgia-Pacific LLC, 2.30%, 04/30/2030(b)	50,000	51,655

Pharmaceuticals-0.64%
GlaxoSmithKline Capital PLC (United Kingdom), 0.53%, 10/01/2023	50,000	50,086
Pfizer, Inc., 3.40%, 05/15/2024	25,000	26,958
Wyeth LLC, 6.50%, 02/01/2034	50,000	73,077

		150,121

Railroads-0.22%
CSX Corp., 2.40%, 02/15/2030(c)	50,000	51,799

Regional Banks-0.44%
PNC Financial Services Group, Inc. (The), 3.15%, 05/19/2027	50,000	55,018
Truist Financial Corp., 1.13%, 08/03/2027	50,000	49,393

		104,411

Restaurants-0.26%
McDonald’s Corp., 4.20%, 04/01/2050	50,000	61,399

Semiconductors-0.44%
Broadcom, Inc., 5.00%, 04/15/2030	50,000	59,290
Intel Corp., 3.73%, 12/08/2047	15,000	17,188
QUALCOMM, Inc., 3.25%, 05/20/2050(c)	25,000	27,442

		103,920

Soft Drinks-0.47%
Coca-Cola Co. (The), 3.38%, 03/25/2027	50,000	55,815
PepsiCo, Inc., 2.63%, 07/29/2029	50,000	53,845

		109,660

Sovereign Debt-2.78%
Canada Government International Bond (Canada), 1.63%, 01/22/2025	60,000	62,245
Hungary Government International Bond (Hungary), 5.38%, 02/21/2023	100,000	107,363
International Bank for Reconstruction & Development (Supranational), 0.63%, 04/22/2025	50,000	50,076
Mexico Government International Bond (Mexico)
5.55%, 01/21/2045(c)	60,000	74,054
5.75%, 10/12/2110	70,000	85,663
Peruvian Government International Bond (Peru), 4.13%, 08/25/2027	50,000	56,429
Philippine Government International Bond (Philippines), 9.50%, 02/02/2030	25,000	39,632
Province of Ontario (Canada), 1.75%, 01/24/2023	50,000	51,087
Province of Quebec (Canada), 0.60%, 07/23/2025	50,000	49,817
Uruguay Government International Bond (Uruguay), 7.63%, 03/21/2036	50,000	76,549

		652,915

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco PureBetaSM US Aggregate Bond ETF (PBND)–(continued)

August 31, 2021

	Principal Amount	Value
Specialized REITs-0.30%
American Tower Corp., 3.10%, 06/15/2050	$50,000	$49,667
Equinix, Inc., 1.55%, 03/15/2028	20,000	19,800

		69,467

Specialty Chemicals-0.23%
International Flavors & Fragrances, Inc., 3.27%, 11/15/2040(b)	50,000	52,924

Steel-0.11%
Steel Dynamics, Inc., 3.25%, 10/15/2050	25,000	25,389

Systems Software-0.36%
Microsoft Corp., 3.70%, 08/08/2046	25,000	30,438
Oracle Corp., 3.60%, 04/01/2040	50,000	53,123

		83,561

Technology Hardware, Storage & Peripherals-0.21%
Apple, Inc., 1.65%, 02/08/2031(c)	50,000	49,542

Tobacco-0.15%
Philip Morris International, Inc., 4.38%, 11/15/2041	30,000	35,335

Trading Companies & Distributors-0.22%
Air Lease Corp., 3.13%, 12/01/2030	50,000	51,307

Water Utilities-0.12%
American Water Capital Corp., 3.45%, 05/01/2050	25,000	27,471

Wireless Telecommunication Services-0.36%
T-Mobile USA, Inc., 3.88%, 04/15/2030	75,000	84,026

Total U.S. Dollar Denominated Bonds & Notes (Cost $6,717,218)		6,937,251

U.S. Government Sponsored Agency Mortgage-Backed Securities-23.43%
Federal Home Loan Bank (FHLB)-0.44%
2.13%, 06/09/2023	100,000	103,459

Federal Home Loan Mortgage Corp. (FHLMC)-7.56%
0.38%, 09/23/2025(c)	50,000	49,501
2.50%, 09/01/2028 to 06/01/2050	364,347	381,079
3.00%, 11/01/2028 to 09/01/2049	134,703	142,462
2.00%, 05/01/2036 to 09/01/2051	740,221	756,637
3.50%, 02/01/2043 to 10/01/2047	120,854	130,559
4.00%, 08/01/2047 to 09/01/2049	87,517	94,250
4.50%, 03/01/2049 to 06/01/2050	69,479	75,836
1.50%, 03/01/2051 to 04/01/2051	146,824	144,478

		1,774,802

Federal National Mortgage Association (FNMA)-9.79%
2.63%, 09/06/2024	100,000	106,739
0.75%, 10/08/2027	60,000	59,696
3.50%, 12/01/2028 to 07/01/2048	325,681	350,134
2.50%, 02/01/2032 to 11/01/2050	467,951	490,217
2.00%, 09/01/2035 to 05/01/2051	383,823	391,973
1.50%, 02/01/2036 to 02/01/2051	96,485	96,573
3.00%, 08/01/2040 to 10/01/2050	435,650	458,983
4.00%, 09/01/2047 to 09/01/2050	150,792	162,097
5.00%, 05/01/2048 to 07/01/2049	97,764	108,056
4.50%, 04/01/2049	69,442	76,332

		2,300,800

	Principal Amount	Value
Government National Mortgage Association (GNMA)-5.64%
3.50%, 04/20/2033 to 03/20/2050	$229,516	$244,215
4.00%, 11/15/2046 to 05/20/2050	172,367	185,425
3.00%, 11/20/2046 to 07/20/2051	338,894	355,476
5.00%, 05/20/2048	19,330	20,883
2.50%, 06/20/2049 to 08/20/2051	279,289	290,223
4.50%, 07/20/2049	29,170	31,069
2.00%, 09/20/2050 to 07/20/2051	192,858	197,071

		1,324,362

Total U.S. Government Sponsored Agency Mortgage- Backed Securities (Cost $5,442,210)		5,503,423

Asset-Backed Securities-2.93%
Capital One Multi-Asset Execution Trust, Series 2019-A3, Class A3, 2.06%, 08/15/2028	50,000	52,661
Commercial Mortgage Trust, Series 2015-CR22, Class A5, 3.31%, 03/10/2048	100,000	107,827
Ford Credit Auto Owner Trust, Series 2019-1, Class A, 3.52%, 07/15/2030(b)	100,000	106,966
Verizon Owner Trust, Series 2020-B, Class A, 0.47%, 02/20/2025	50,000	50,178
Wells Fargo Commercial Mortgage Trust
Series 2015-LC20, Class B, 3.72%, 04/15/2050	100,000	106,505
Series 2015-NXS2, Class A4, 3.50%, 07/15/2058	200,000	213,201
WFRBS Commercial Mortgage Trust, Series 2012-C9, Class C, 4.54%, 11/15/2045(e)	50,000	50,012

Total Asset-Backed Securities (Cost $671,190)		687,350

Municipal Obligations-0.73%
California (State of), Series 2009, GO Bonds, 7.55%, 04/01/2039 (Cost $147,261)	100,000	172,157

	Shares
Money Market Funds-2.20%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(f)(g) (Cost $516,374)	516,374	516,374

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-101.49% (Cost $23,256,134)		23,836,410

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.48%
Invesco Private Government Fund, 0.02%(f)(g)(h)	245,544	245,544

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco PureBetaSM US Aggregate Bond ETF (PBND)–(continued)

August 31, 2021

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(f)(g)(h)	572,708	$572,937

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $818,481)		818,481

TOTAL INVESTMENTS IN SECURITIES-104.97% (Cost $24,074,615)		24,654,891
OTHER ASSETS LESS LIABILITIES-(4.97)%		(1,167,358)

NET ASSETS-100.00%		$23,487,533

Investment Abbreviations:

GO -General Obligation

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $324,263, which represented 1.38% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2021.

(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

				Change in
	Value	Purchases	Proceeds	Unrealized	Realized	Value	Dividend
	August 31, 2020	at Cost	from Sales	Appreciation	Gain	August 31, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$3,264,587	$(2,748,213)	$-	$-	$516,374	$14
Invesco Premier U.S. Government Money Portfolio, Institutional Class	41,331	46,880	(88,211)	-	-	-	-
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	123,130	2,529,114	(2,406,700)	-	-	245,544	23	*
Invesco Private Prime Fund	41,210	3,827,031	(3,295,305)	-	1	572,937	313	*

Total	$205,671	$9,667,612	$(8,538,429)	$-	$1	$1,334,855	$350

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Statements of Assets and Liabilities

August 31, 2021

	Invesco PureBetaSM MSCI USA ETF (PBUS)	Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)	Invesco PureBetaSM US Aggregate Bond ETF (PBND)
Assets:
Unaffiliated investments in securities, at value(a)	$2,174,611,778	$41,499,544	$23,320,036
Affiliated investments in securities, at value	13,288,756	3,515,722	1,334,855
Deposits with brokers:
Cash segregated as collateral	-	-	52,450
Receivable for:
Dividends and interest	2,564,820	22,740	107,124
Securities lending	2,431	842	88
Investments sold	11,497,225	1,285,271	473,048
Investments sold - affiliated broker	12,356,653	125,678	-
Fund shares sold	11,502,562	994,893	49,952

Total assets	2,225,824,225	47,444,690	25,337,553

Liabilities:
Due to custodian	1,003,100	66,632	-
Payable for:
Investments purchased	11,564,840	1,339,331	978,174
Investments purchased - affiliated broker	14,621,947	2,906	-
Collateral upon return of securities loaned	12,825,932	3,508,580	818,481
Collateral upon receipt of securities in-kind	-	-	52,450
Fund shares repurchased	11,534,235	988,962	-
Accrued unitary management fees	72,589	2,070	915

Total liabilities	51,622,643	5,908,481	1,850,020

Net Assets	$2,174,201,582	$41,536,209	$23,487,533

Net assets consist of:
Shares of beneficial interest	$1,897,776,212	$38,213,292	$22,828,046
Distributable earnings	276,425,370	3,322,917	659,487

Net Assets	$2,174,201,582	$41,536,209	$23,487,533

Shares outstanding (unlimited amount authorized, $0.01 par value)	47,125,001	1,050,001	900,001
Net asset value	$46.14	$39.56	$26.10

Market price	$46.14	$39.51	$26.11

Unaffiliated investments in securities, at cost	$1,902,252,205	$38,131,717	$22,739,760

Affiliated investments in securities, at cost	$13,290,927	$3,516,719	$1,334,855

(a) Includes securities on loan with an aggregate value of:	$12,528,497	$3,317,322	$745,426

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Statements of Operations

For the year ended August 31, 2021

	Invesco PureBetaSM MSCI USA ETF (PBUS)	Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)	Invesco PureBetaSM US Aggregate Bond ETF (PBND)
Investment income:
Unaffiliated interest income	$-	$-	$359,598
Unaffiliated dividend income	12,700,537	266,277	-
Affiliated dividend income	7,200	427	14
Securities lending income	14,050	9,902	553
Foreign withholding tax	(2,697)	(175)	-

Total investment income	12,719,090	276,431	360,165

Expenses:
Unitary management fees	373,067	13,766	10,290

Less: Waivers	(95)	(8)	(43)

Net expenses	372,972	13,758	10,247

Net investment income	12,346,118	262,673	349,918

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(581,628)	(48,320)	286,027
Affiliated investment securities	(4,697)	(354)	1
Unaffiliated in-kind redemptions	5,080,182	1,301,370	666,620
Affiliated in-kind redemptions	423	114	-

Net realized gain	4,494,280	1,252,810	952,648

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	270,256,434	2,883,997	(1,336,513)
Affiliated investment securities	(1,401)	(1,027)	-

Change in net unrealized appreciation (depreciation)	270,255,033	2,882,970	(1,336,513)

Net realized and unrealized gain (loss)	274,749,313	4,135,780	(383,865)

Net increase (decrease) in net assets resulting from operations	$287,095,431	$4,398,453	$(33,947)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Statements of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	Invesco PureBetaSM MSCI USA ETF (PBUS)
	2021	2020
Operations:
Net investment income	$12,346,118	$82,692
Net realized gain (loss)	4,494,280	(32,390)
Change in net unrealized appreciation (depreciation)	270,255,033	1,688,867

Net increase (decrease) in net assets resulting from operations	287,095,431	1,739,169

Distributions to Shareholders from:
Distributable earnings	(7,694,515)	(66,477)

Shareholder Transactions:
Proceeds from shares sold	1,901,249,143	4,266,114
Value of shares repurchased	(15,303,140)	-

Net increase (decrease) in net assets resulting from share transactions	1,885,946,003	4,266,114

Net increase (decrease) in net assets	2,165,346,919	5,938,806

Net assets:
Beginning of year	8,854,663	2,915,857

End of year	$2,174,201,582	$8,854,663

Changes in Shares Outstanding:
Shares sold	47,225,000	150,000
Shares repurchased	(350,000)	-
Shares outstanding, beginning of year	250,001	100,001

Shares outstanding, end of year	47,125,001	250,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)		Invesco PureBetaSM US Aggregate Bond ETF (PBND)
2021	2020	2021	2020

$262,673	$44,039	$349,918	$621,916
1,252,810	(16,281)	952,648	212,642
2,882,970	354,968	(1,336,513)	788,325

4,398,453	382,726	(33,947)	1,622,883

(247,628)	(43,279)	(534,345)	(691,688)

37,177,435	1,090,306	5,286,219	2,705,966
(3,838,450)	-	(10,807,847)	-

33,338,985	1,090,306	(5,521,628)	2,705,966

37,489,810	1,429,753	(6,089,920)	3,637,161

4,046,399	2,616,646	29,577,453	25,940,292

$41,536,209	$4,046,399	$23,487,533	$29,577,453

1,000,000	50,000	200,000	100,000
(100,000)	-	(400,000)	-
150,001	100,001	1,100,001	1,000,001

1,050,001	150,001	900,001	1,100,001

45

Financial Highlights

Invesco PureBetaSM MSCI USA ETF (PBUS)

	Years Ended August 31,				Ten Months Ended August 31,		For the Period September 19, 2017(a) Through October 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$35.42	$29.16	$29.09		$25.70		$25.00

Net investment income(b)	0.57	0.56	0.48		0.43		0.04
Net realized and unrealized gain on investments	10.58	6.21	0.19		3.32		0.66

Total from investment operations	11.15	6.77	0.67		3.75		0.70

Distributions to shareholders from:
Net investment income	(0.43)	(0.51)	(0.53)		(0.36)		-
Net realized gains	-	-	(0.07)		-		-

Total distributions	(0.43)	(0.51)	(0.60)		(0.36)		-

Net asset value at end of period	$46.14	$35.42	$29.16		$29.09		$25.70

Market price at end of period(c)	$46.14	$35.61	$29.16		$29.09		$25.70

Net Asset Value Total Return(d)	31.79%	23.71%	2.48%		14.68%		2.80	%(e)
Market Price Total Return(d)	31.07%	24.36%	2.48%		14.68%		2.80	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,174,202	$8,855	$2,916		$2,909		$2,570
Ratio to average net assets of:
Expenses	0.04%	0.04%	0.29	%(f)	0.04	%(g)	0.04	%(g)
Net investment income	1.32%	1.82%	1.70	%(f)	1.91	%(g)	1.31	%(g)
Portfolio turnover rate(h)	6%	5%	5%		4%		0	%(i)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the Exchange) to October 31, 2017 was 2.96%. The market price total return from Fund Inception to October 31, 2017 was 3.09%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.25%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(i)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Financial Highlights–(continued)

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)

	Years Ended August 31,				Ten Months Ended August 31, 2018		For the Period September 19, 2017(a) Through October 31, 2017
	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$26.98	$26.17	$30.11		$26.06		$25.00

Net investment income(b)	0.43	0.38	0.31		0.32		0.04
Net realized and unrealized gain (loss) on investments	12.65	0.82	(3.05)		4.00		1.02

Total from investment operations	13.08	1.20	(2.74)		4.32		1.06

Distributions to shareholders from:
Net investment income	(0.37)	(0.38)	(0.38)		(0.27)		-
Net realized gains	(0.13)	(0.01)	(0.82)		-		-

Total distributions	(0.50)	(0.39)	(1.20)		(0.27)		-

Net asset value at end of period	$39.56	$26.98	$26.17		$30.11		$26.06

Market price at end of period(c)	$39.51	$27.00	$26.21		$30.11		$26.08

Net Asset Value Total Return(d)	48.83%	4.87%	(8.54)%		16.66%		4.24	%(e)
Market Price Total Return(d)	48.53%	4.79%	(8.40)%		16.57%		4.32	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$41,536	$4,046	$2,617		$3,011		$2,606
Ratio to average net assets of:
Expenses	0.06%	0.06%	0.32	%(f)	0.06	%(g)	0.06	%(g)
Net investment income	1.14%	1.49%	1.16	%(f)	1.39	%(g)	1.21	%(g)
Portfolio turnover rate(h)	21%	21%	17%		15%		1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the Exchange) to October 31, 2017 was 3.66%. The market price total return from Fund Inception to October 31, 2017 was 3.66%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.26%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Financial Highlights–(continued)

Invesco PureBetaSM US Aggregate Bond ETF (PBND)

	Years Ended August 31,				Ten Months Ended August 31, 2018		For the Period September 27, 2017(a) Through October 31, 2017
	2021	2020	2019
Per Share Operating Performance:
Net asset value at beginning of period	$26.89	$25.94	$24.23		$24.96		$25.00

Net investment income(b)	0.45	0.62	0.67		0.52		0.06
Net realized and unrealized gain (loss) on investments	(0.56)	1.02	1.74		(0.70)		(0.05)

Total from investment operations	(0.11)	1.64	2.41		(0.18)		0.01

Distributions to shareholders from:
Net investment income	(0.56)	(0.69)	(0.70)		(0.54)		(0.05)
Net realized gains	(0.12)	-	-		-		-
Return of capital	-	-	-		(0.01)		-

Total distributions	(0.68)	(0.69)	(0.70)		(0.55)		(0.05)

Net asset value at end of period	$26.10	$26.89	$25.94		$24.23		$24.96

Market price at end of period(c)	$26.11	$26.93	$25.96		$24.25		$24.96

Net Asset Value Total Return(d)	(0.42)%	6.42%	10.14%		(0.72)%		0.05	%(e)
Market Price Total Return(d)	(0.53)%	6.49%	10.14%		(0.64)%		0.05	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$23,488	$29,577	$25,940		$24,233		$24,964
Ratio to average net assets of:
Expenses, after Waivers	0.05%	0.05%	0.08	%(f)	0.05	%(g)	0.04	%(g)
Expenses, prior to Waivers	0.05%	0.05%	0.08	%(f)	0.05	%(g)	0.05	%(g)
Net investment income	1.70%	2.36%	2.71	%(f)	2.55	%(g)	2.44	%(g)
Portfolio turnover rate(h)	42%	30%	29%		20%		0	%(i)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 29, 2017, the first day of trading on the Exchange) to October 31, 2017 was 0.01%. The market price total return from Fund Inception to October 31, 2017 was 0.29%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.03%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.
(i)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2021

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco PureBetaSM MSCI USA ETF (PBUS)	“PureBetaSM MSCI USA ETF”

Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)	“PureBetaSM MSCI USA Small Cap ETF”

Invesco PureBetaSM US Aggregate Bond ETF (PBND)	“PureBetaSM US Aggregate Bond ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

PureBetaSM MSCI USA ETF	MSCI USA Index

PureBetaSM MSCI USA Small Cap ETF	MSCI USA Small Cap Index

PureBetaSM US Aggregate Bond ETF	ICE BofA US Broad Market IndexSM

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are

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subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Investment	Transactions and Investment Income - Investment transactions are accounted for on a trade date basis.

Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment

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income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except for PureBetaSM US Aggregate Bond ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. PureBetaSM US Aggregate Bond ETF declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general

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indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Changing U.S. Fixed-Income Market Conditions Risk. The historically low interest rate environment observed over the past several years was created in part by the Federal Reserve Board (“FRB”) keeping the federal funds rates at, near or below zero.

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In recent years, the FRB began “tapering” its quantitative easing program, leading to fluctuations in the Federal Funds Rate. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the FRB or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in FRB policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and a Fund’s transaction costs.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Mortgage-Backed and Asset-Backed Securities Risk. For certain Funds, investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value. In addition, TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction and counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its

53

corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small-and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

U.S. Government Obligation Risk. Certain Funds may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

PureBetaSM MSCI USA ETF	0.04%

PureBetaSM MSCI USA Small Cap ETF	0.06%

PureBetaSM US Aggregate Bond ETF	0.05%

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

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For the fiscal year ended August 31, 2021, the Adviser waived fees for each Fund in the following amounts:

PureBetaSM MSCI USA ETF	$95

PureBetaSM MSCI USA Small Cap ETF	8
PureBetaSM US Aggregate Bond ETF	43

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

PureBetaSM MSCI USA ETF	MSCI Inc.

PureBetaSM MSCI USA Small Cap ETF	MSCI Inc.

PureBetaSM US Aggregate Bond ETF	ICE Data Indices, LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2021, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

PureBetaSM MSCI USA ETF	$5,038

PureBetaSM MSCI USA Small Cap ETF	229

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended August 31, 2021, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains*
PureBetaSM MSCI USA ETF	$ 8,248	$8,362	$144
PureBetaSM MSCI USA Small Cap ETF	40,829	-	-

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

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Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
PureBetaSM MSCI USA ETF

Investments in Securities

Common Stocks & Other Equity Interests	$2,175,074,602	$-	$-	$2,175,074,602

Money Market Funds	-	12,825,932	-	12,825,932

Total Investments	$2,175,074,602	$12,825,932	$-	$2,187,900,534

PureBetaSM MSCI USA Small Cap ETF

Investments in Securities

Common Stocks & Other Equity Interests	$41,506,644	$-	$42	$41,506,686

Money Market Funds	-	3,508,580	-	3,508,580

Total Investments	$41,506,644	$3,508,580	$42	$45,015,266

PureBetaSM US Aggregate Bond ETF

Investments in Securities

U.S. Treasury Securities	$-	$10,019,855	$-	$10,019,855

U.S. Dollar Denominated Bonds & Notes	-	6,937,251	-	6,937,251

U.S. Government Sponsored Agency Mortgage-Backed Securities	-	5,503,423	-	5,503,423

Asset-Backed Securities	-	687,350	-	687,350

Municipal Obligations	-	172,157	-	172,157

Money Market Funds	516,374	818,481	-	1,334,855

Total Investments	$516,374	$24,138,517	$-	$24,654,891

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020:

	2021		2020
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
PureBetaSM MSCI USA ETF	$7,694,515	$-	$66,477	$-

PureBetaSM MSCI USA Small Cap ETF	231,628	16,000	42,620	659
PureBetaSM US Aggregate Bond ETF	435,056	99,289	691,688	-

*	Includes short-term capital gain distributions, if any.

    Tax Components of Net Assets at Fiscal Year-end:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation- Investments	Shares of Beneficial Interest	Total Net Assets
PureBetaSM MSCI USA ETF	$5,227,409	$ -	$271,197,961	$1,897,776,212	$2,174,201,582

PureBetaSM MSCI USA Small Cap ETF	193,376	161,456	2,968,085	38,213,292	41,536,209
PureBetaSM US Aggregate Bond ETF	-	79,211	580,276	22,828,046	23,487,533

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds did not have any capital loss carryforwards as of August 31, 2021.

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NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
PureBetaSM MSCI USA ETF	$89,104,408	$54,171,021
PureBetaSM MSCI USA Small Cap ETF	4,896,590	5,107,339
PureBetaSM US Aggregate Bond ETF	5,375,789	6,926,725

For the fiscal year ended August 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Cost of	Value of
	Securities	Securities
	Received	Delivered
PureBetaSM MSCI USA ETF	$1,871,826,472	$15,189,141
PureBetaSM MSCI USA Small Cap ETF	36,861,802	3,249,136
PureBetaSM US Aggregate Bond ETF	3,714,795	8,224,278

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. At August 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross	Gross	Net
	Unrealized	Unrealized	Unrealized
	Appreciation	(Depreciation)	Appreciation	Cost
PureBetaSM MSCI USA ETF	$304,208,040	$(33,010,079)	$271,197,961	$1,916,702,573
PureBetaSM MSCI USA Small Cap ETF	4,996,985	(2,028,900)	2,968,085	42,047,181
PureBetaSM US Aggregate Bond ETF	718,661	(138,385)	580,276	24,074,615

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, distributions and paydowns, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2021, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

PureBetaSM MSCI USA ETF	$-	$(5,064,070)	$5,064,070

PureBetaSM MSCI USA Small Cap ETF	36	(1,284,012)	1,283,976

PureBetaSM US Aggregate Bond ETF	91,427	(758,047)	666,620

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

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To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF and Invesco PureBetaSM US Aggregate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco PureBetaSM MSCI USA ETF, Invesco PureBetaSM MSCI USA Small Cap ETF and Invesco PureBetaSM US Aggregate Bond ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 25, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2021.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	March 1, 2021	August 31, 2021	Six-Month Period	Six-Month Period(1)
Invesco PureBetaSM MSCI USA ETF (PBUS)
Actual	$1,000.00	$1,190.20	0.04%	$0.22
Hypothetical (5% return before expenses)	1,000.00	1,025.00	0.04	0.20
Invesco PureBetaSM MSCI USA Small Cap ETF (PBSM)
Actual	1,000.00	1,075.20	0.06	0.31
Hypothetical (5% return before expenses)	1,000.00	1,024.90	0.06	0.31
Invesco PureBetaSM US Aggregate Bond ETF (PBND)
Actual	1,000.00	1,018.10	0.05	0.25
Hypothetical (5% return before expenses)	1,000.00	1,024.95	0.05	0.26

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

	Qualified	Qualified			Business	Qualified
	Business	Dividend	Corporate Dividends	U.S. Treasury	Interest	Interest	Long Term	Qualified Short
	Income*	Income*	Received Deduction*	Obligations*	Income*	Income*	Capital Gains	Term Gains
Invesco PureBetaSM MSCI USA ETF	0%	92%	89%	0%	0%	0%	$ -	$ -
Invesco PureBetaSM MSCI USA Small Cap ETF	10%	49%	47%	0%	0%	0%	16,000	17,000
Invesco PureBetaSM US Aggregate Bond ETF	0%	0%	0%	29%	99%	91%	99,289	-

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	231	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	231	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	231	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	231	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

64

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008);Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	231	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	231	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

65

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	231	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	231	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	231	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

67

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	231	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO and Fund Administration, InvescoAdvisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

69

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard– 1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster– 1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

70

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

71

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 71 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF	Invesco S&P 500® Enhanced Value ETF

Invesco California AMT-Free Municipal Bond ETF	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco CEF Income Composite ETF	Invesco S&P 500® High Beta ETF

Invesco China Technology ETF	Invesco S&P 500® High Dividend Low Volatility ETF

Invesco DWA Developed Markets Momentum ETF	Invesco S&P 500® Low Volatility ETF

Invesco DWA Emerging Markets Momentum ETF	Invesco S&P 500 Minimum Variance ETF

Invesco DWA SmallCap Momentum ETF	Invesco S&P 500® Momentum ETF

Invesco Emerging Markets Sovereign Debt ETF	Invesco S&P 500 Revenue ETF

Invesco FTSE International Low Beta Equal Weight ETF	Invesco S&P Emerging Markets Low Volatility ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Invesco S&P Emerging Markets Momentum ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	Invesco S&P International Developed High Dividend Low

Invesco FTSE RAFI Emerging Markets ETF	Volatility ETF

Invesco Fundamental High Yield® Corporate Bond ETF	Invesco S&P International Developed Low Volatility ETF

Invesco Fundamental Investment Grade Corporate Bond ETF	Invesco S&P International Developed Momentum ETF

Invesco Global Clean Energy ETF	Invesco S&P International Developed Quality ETF

Invesco Global Short Term High Yield Bond ETF	Invesco S&P MidCap 400 Revenue ETF

Invesco Global Water ETF	Invesco S&P MidCap Low Volatility ETF

Invesco International BuyBack Achievers™ ETF	Invesco S&P SmallCap 600 Revenue ETF

Invesco International Corporate Bond ETF	Invesco S&P SmallCap Consumer Discretionary ETF

Invesco KBW Bank ETF	Invesco S&P SmallCap Consumer Staples ETF

Invesco KBW High Dividend Yield Financial ETF	Invesco S&P SmallCap Energy ETF

Invesco KBW Premium Yield Equity REIT ETF	Invesco S&P SmallCap Financials ETF

Invesco KBW Property & Casualty Insurance ETF	Invesco S&P SmallCap Health Care ETF

Invesco KBW Regional Banking ETF	Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco National AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Industrials ETF

Invesco New York AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Information Technology ETF

Invesco Preferred ETF	Invesco S&P SmallCap Low Volatility ETF

Invesco PureBetaSM 0-5 Yr US TIPS ETF	Invesco S&P SmallCap Materials ETF

Invesco PureBetaSM FTSE Developed ex-North America ETF	Invesco S&P SmallCap Quality ETF

Invesco PureBetaSM FTSE Emerging Markets ETF	Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco PureBetaSM MSCI USA ETF	Invesco S&P Ultra Dividend Revenue ETF

Invesco PureBetaSM MSCI USA Small Cap ETF	Invesco Senior Loan ETF

Invesco PureBetaSM US Aggregate Bond ETF	Invesco Taxable Municipal Bond ETF

Invesco Russell 1000 Enhanced Equal Weight ETF	Invesco Treasury Collateral ETF

Invesco Russell 1000 Equal Weight ETF	Invesco Variable Rate Preferred ETF

Invesco Russell 1000 Low Beta Equal Weight ETF	Invesco VRDO Tax-Free ETF

Also at the April 15, 2021 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of

72

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the ten-year period for Invesco VRDO Tax-Free ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for the Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

●	0.04%: Invesco PureBetaSM MSCI USA ETF

●	0.05%: Invesco PureBetaSM US Aggregate Bond ETF

●	0.06%: Invesco PureBetaSM MSCI USA Small Cap ETF

●	0.07%: Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF

●	0.08%: Invesco Treasury Collateral ETF

●	0.10%: Invesco S&P 500 Minimum Variance ETF

●	0.13%: Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

●	0.14%: Invesco PureBetaSM FTSE Emerging Markets ETF

●	0.20%: Invesco Russell 1000 Equal Weight ETF

●	0.22%: Invesco Fundamental Investment Grade Corporate Bond ETF

73

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

●

0.25%: Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free ETF

●	0.28%: Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

●

0.29%: Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

●	0.30%: Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

●

0.35%: Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF

●	0.39%: Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P Ultra Dividend Revenue ETF

●	0.45%: Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF

●	0.49%: Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

●

0.50%: Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

●	0.55%: Invesco International BuyBack Achievers™ ETF

●	0.60%: Invesco DWA SmallCap Momentum ETF

●	0.65%: Invesco Senior Loan ETF

●	0.70%: Invesco China Technology ETF

●	0.75%: Invesco Global Clean Energy ETF, Invesco Global Water ETF

●	0.80%: Invesco DWA Developed Markets Momentum ETF

●	0.90%: Invesco DWA Emerging Markets Momentum ETF

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco 1-30 Laddered Treasury ETF			X

Invesco California AMT-Free Municipal Bond ETF		N/A	X

Invesco CEF Income Composite ETF	X	N/A	X

Invesco China Technology ETF		N/A	X

Invesco DWA Developed Markets Momentum ETF			X

74

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco DWA Emerging Markets Momentum ETF			X

Invesco DWA SmallCap Momentum ETF			X

Invesco Emerging Markets Sovereign Debt ETF			X

Invesco FTSE International Low Beta Equal Weight ETF		X	X

Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF		X	X

Invesco FTSE RAFI Emerging Markets ETF	X		X

Invesco Fundamental High Yield® Corporate Bond ETF		X	X

Invesco Fundamental Investment Grade Corporate Bond ETF			X

Invesco Global Clean Energy ETF		N/A	X

Invesco Global Short Term High Yield Bond ETF	X	N/A	X

Invesco Global Water ETF		X	X

Invesco International BuyBack AchieversTM ETF			X

Invesco International Corporate Bond ETF			X

Invesco KBW Bank ETF	X		X

Invesco KBW High Dividend Yield Financial ETF	X		X

Invesco KBW Premium Yield Equity REIT ETF	X		X

Invesco KBW Property & Casualty Insurance ETF	X		X

Invesco KBW Regional Banking ETF	X		X

Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X

Invesco Preferred ETF		N/A	X

Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X

Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X

Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X

Invesco PureBetaSM MSCI USA ETF	X	X	X

Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X

Invesco PureBetaSM US Aggregate Bond ETF	X	X	X

Invesco Russell 1000 Enhanced Equal Weight ETF			X

Invesco Russell 1000 Equal Weight ETF	X		X

Invesco Russell 1000 Low Beta Equal Weight ETF			X

Invesco S&P 500 Enhanced Value ETF	X		X

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X

Invesco S&P 500® High Beta ETF	X		X

Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

Invesco S&P 500® Low Volatility ETF	X		X

Invesco S&P 500 Minimum Variance ETF	X	X	X

Invesco S&P 500 Momentum ETF	X	X	X

Invesco S&P 500 Revenue ETF			X

Invesco S&P Emerging Markets Low Volatility ETF	X		X

Invesco S&P Emerging Markets Momentum ETF	X		X

Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X

Invesco S&P International Developed Low Volatility ETF	X		X

Invesco S&P International Developed Momentum ETF	X	N/A	X

Invesco S&P International Developed Quality ETF	X	N/A	X

Invesco S&P MidCap 400 Revenue ETF			X

75

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco S&P MidCap Low Volatility ETF	X		X

Invesco S&P SmallCap 600 Revenue ETF		X	X

Invesco S&P SmallCap Consumer Discretionary ETF	X		X

Invesco S&P SmallCap Consumer Staples ETF	X		X

Invesco S&P SmallCap Energy ETF	X		X

Invesco S&P SmallCap Financials ETF	X		X

Invesco S&P SmallCap Health Care ETF	X		X

Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X

Invesco S&P SmallCap Industrials ETF	X		X

Invesco S&P SmallCap Information Technology ETF	X		X

Invesco S&P SmallCap Low Volatility ETF	X		X

Invesco S&P SmallCap Materials ETF	X		X

Invesco S&P SmallCap Quality ETF	X		X

Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X

Invesco S&P Ultra Dividend Revenue ETF		X	X

Invesco Senior Loan ETF	X	X	X

Invesco Taxable Municipal Bond ETF		N/A	X

Invesco Treasury Collateral ETF	X		X

Invesco Variable Rate Preferred ETF		X	X

Invesco VRDO Tax-Free ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Clean Energy ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect

76

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 15, 2021. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 12 and April 15, 2021 Board meetings, and Invesco Advisers, Inc., in connection with the April 15, 2021 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

77

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund on the excess cash invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ and other Invesco ETFs’ excess cash invested in the money market funds. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

78

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

79

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PBETA-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2021

DWAS	Invesco DWA SmallCap Momentum ETF

PSCD	Invesco S&P SmallCap Consumer Discretionary ETF

PSCC	Invesco S&P SmallCap Consumer Staples ETF

PSCE	Invesco S&P SmallCap Energy ETF

PSCF	Invesco S&P SmallCap Financials ETF

PSCH	Invesco S&P SmallCap Health Care ETF

PSCI	Invesco S&P SmallCap Industrials ETF

PSCT	Invesco S&P SmallCap Information Technology ETF

PSCM	Invesco S&P SmallCap Materials ETF

PSCU	Invesco S&P SmallCap Utilities & Communication Services ETF

2

The Market Environment

Domestic Equity

Despite a September selloff, US equity markets posted gains in the third quarter of 2020 as the US Federal Reserve (the Fed) extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new coronavirus (COVID-19) infections in many regions, combined with optimism about progress on a COVID-19 vaccine, further boosted stocks. October 2020 saw increased volatility as COVID-19 infection rates rose to record highs in the US and Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the fourth quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at calendar year-end to 1.63%1 at the August 31, 2021 fiscal year-end. Approval of a third COVID-19 vaccine in February 2021 boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. For both June and July, the Consumer Price Index (CPI) reported a 5.4% increase over the last 12 months, the biggest 12-month increase since August 2008.2 Even with evidence of higher prices, the Fed declined to raise interest rates at its July Federal Open Market Committee (FOMC) meeting. Despite ending the period on an up month, the US stock market saw continued volatility in August due to increasing COVID-19 infection rates in the US and abroad, as well as continued concerns over inflation. For the fiscal year ended August 31, 2021, the S&P 500 Index returned 31.17%.3

[1]	Source: Bloomberg LP
[2]	Source: Bureau of Labor Statistics, July 13, 2021
[3]	Source: Lipper Inc.

3

DWAS	Management’s Discussion of Fund Performance
Invesco DWA SmallCap Momentum ETF (DWAS)

As an index fund, the Invesco DWA SmallCap Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® SmallCap Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates (“Dorsey Wright” or the “Index Provider”) selects securities of small capitalization companies trading on U.S. exchanges for inclusion in the Index pursuant to a proprietary selection methodology that is designed to identify securities that demonstrate powerful relative strength (or momentum) characteristics. “Relative strength” is an investing technique that compares the performance of a particular asset to the overall performance of the market. The Index Provider assigns a relative strength score to each eligible security by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider elects securities for inclusion in the Index from an eligible universe of the constituents ranked between 1,001 and 3,000 by market capitalization within the NASDAQ US Benchmark Index. The Index Provider assigns a relative strength score to each eligible security and selects approximately 200 securities with the greatest scores for inclusion in the Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 46.79%. On a net asset value (“NAV”) basis, the Fund returned 47.07%. During the same time period, the Index returned 47.95%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

For the fiscal year ended August 31, 2021, the health care sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively. Energy was the only sector that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Plug Power, Inc., an industrials company (no longer held at fiscal year-end), and Fulgent Genetics, Inc., a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Overstock.com, Inc., a consumer discretionary company (no longer held at fiscal year-end), and Marathon Digital Holdings Inc, an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Consumer Discretionary	23.33
Health Care	20.04
Energy	14.77
Industrials	14.38
Information Technology	10.05
Financials	8.09
Communication Services	3.94
Materials	3.09
Sector Types Each Less Than 3%	2.35
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Celldex Therapeutics, Inc.	2.53
Heska Corp.	1.89
Casella Waste Systems, Inc., Class A	1.50
XPEL, Inc.	1.36
SM Energy Co.	1.28
Intellia Therapeutics, Inc.	1.22
AMC Entertainment Holdings, Inc., Class A	1.19
Greenwich Lifesciences, Inc.	1.19
Scientific Games Corp.	1.12
Ameresco, Inc., Class A	1.11
Total	14.39

*	Excluding money market fund holdings.

4

Invesco DWA SmallCap Momentum ETF (DWAS) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Dorsey Wright® SmallCap Technical Leaders Index	47.95%	14.44%	49.87%	19.07%	139.31%	15.65%	276.45%
Russell 2000® Index	47.08	10.75	35.83	14.38	95.81	13.63	220.47
Fund
NAV Return	47.07	13.86	47.61	18.44	133.05	15.01	257.67
Market Price Return	46.79	13.81	47.42	18.42	132.90	14.98	256.93

Fund Inception: July 19, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

5

PSCD	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)

As an index fund, the Invesco S&P SmallCap Consumer Discretionary ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Consumer Discretionary Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the consumer discretionary sector, as defined by the Global Industry Classification Standard (“GICS”). These companies are principally engaged in the business of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, and hotel and restaurant services. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 75.42%. On a net asset value (“NAV”) basis, the Fund returned 75.74%. During the same time period, the Index returned 76.11%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the effects of which were compounded during a time period of high returns.

During this same time period, the Benchmark Index returned 53.97%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the specialty retail industry and most underweight in the banks industry during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to in the specialty retail and textiles, apparel & luxury goods industries.

For the fiscal year ended August 31, 2021, the specialty retail industry contributed most significantly to the Fund’s return, followed by the textiles, apparel & luxury goods and household durables industries, respectively. The diversified consumer services industry was the only industry to detract from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included GameStop Corp., Class A, a specialty retail company (no longer held at fiscal year-end), and Capri Holding Ltd., a textiles, apparel & luxury goods company (no longer held at fiscal year-end). GameStop’s stock price increased drastically in early 2021 as retail investors leveraged social media to drive coordinated buying within the stock. Positions that detracted most significantly from the Fund’s return included Fox Factory Holding Corp., an auto components company (no longer held at fiscal year-end) and Wingstop, Inc., a hotels, restaurants & leisure company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Specialty Retail	31.53
Household Durables	17.42
Hotels, Restaurants & Leisure	11.55
Auto Components	9.14
Textiles, Apparel & Luxury Goods	9.00
Internet & Direct Marketing Retail	6.61
Multiline Retail	5.75
Diversified Consumer Services	3.47
Industry Types Each Less Than 3%	5.48
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Macy’s, Inc.	4.70
Stamps.com, Inc.	4.06
Meritage Homes Corp.	2.85
Signet Jewelers Ltd.	2.80
Rent-A-Center, Inc.	2.54
Asbury Automotive Group, Inc.	2.43
LCI Industries	2.41
LGI Homes, Inc.	2.37
Shake Shack, Inc., Class A	2.13
Steven Madden Ltd.	2.10
Total	28.39

*	Excluding money market fund holdings.

6

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Consumer Discretionary Index	76.11%	18.18%	65.05%	19.66%	145.36%	17.10%	384.66%	15.10%	396.56%
S&P SmallCap 600® Index	53.97	9.16	30.07	14.28	94.88	14.73	294.99	13.62	328.41
Fund
NAV Return	75.74	17.95	64.09	19.47	143.40	16.86	374.98	14.85	384.64
Market Price Return	75.42	17.90	63.88	19.44	143.12	16.86	374.85	14.85	384.30

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

PSCC	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Consumer Staples ETF (PSCC)

As an index fund, the Invesco S&P SmallCap Consumer Staples ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Consumer Staples Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the consumer staples sector, as defined by the Global Industry Classification Standard (“GICS”). These companies are principally engaged in the business of providing consumer goods and services that have non-cyclical characteristics, including tobacco, food and beverage, and non-discretionary retail. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 32.27%. On a net asset value (“NAV”) basis, the Fund returned 32.77%. During the same time period, the Index returned 33.06%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 53.97%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the food products industry and most underweight in the banks industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the food products and household products industries.

For the fiscal year ended August 31, 2021, the food & staples retailing industry contributed most significantly to the Fund’s return, followed by the personal products and beverages industries, respectively. No industry detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included WD-40 Co., a household products company (portfolio average weight of 9.98%), and Medifast, Inc., a personal products company (portfolio average weight of 7.39%). Positions that detracted most significantly from the Fund’s return included Cal-Maine Foods, Inc., a food products company (portfolio average weight of 3.76%), and B&G Foods, Inc., a food products company (portfolio average weight of 5.36%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Food Products	27.44
Personal Products	20.48
Food & Staples Retailing	16.12
Beverages	15.57
Household Products	12.80
Tobacco	7.58
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
WD-40 Co.	7.80
Simply Good Foods Co. (The)	7.13
Celsius Holdings, Inc.	6.45
Medifast, Inc.	6.37
J&J Snack Foods Corp.	5.85
Edgewell Personal Care Co.	5.46
United Natural Foods, Inc.	4.92
PriceSmart, Inc.	4.70
Vector Group Ltd.	4.61
Coca-Cola Consolidated, Inc.	4.45
Total	57.74

*	Excluding money market fund holdings.

8

Invesco S&P SmallCap Consumer Staples ETF (PSCC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Consumer Staples Index	33.06%	8.23%	26.77%	10.75%	66.62%	14.46%	285.79%	14.66%	375.29%
S&P SmallCap 600® Index	53.97	9.16	30.07	14.28	94.88	14.73	294.99	13.62	328.41
Fund
NAV Return	32.77	7.98	25.89	10.52	64.92	14.18	276.74	14.38	362.51
Market Price Return	32.27	7.97	25.88	10.48	64.58	14.18	276.67	14.37	361.98

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

PSCE	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Energy ETF (PSCE)

As an index fund, the Invesco S&P SmallCap Energy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the energy sector, as defined by the Global Industry Classification Standard (“GICS”). These companies are principally engaged in the business of producing, distributing or servicing energy related products, including oil and gas exploration and production, refining, oil services and pipelines. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 86.35%. On a net asset value (“NAV”) basis, the Fund returned 87.13%. During the same time period, the Index returned 87.56%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the effects of which were compounded during a time period of high returns.

During this same time period, the Benchmark Index returned 53.97%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the banks industry during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the oil, gas & consumable fuels industry.

For the fiscal year ended August 31, 2021, the oil, gas & consumable fuels industry contributed most significantly to the Fund’s return, followed by the energy equipment & services industry. No industry detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Renewable Energy Group, Inc., an oil, gas & consumable fuels company

(portfolio average weight of 8.08%), and PDC Energy, Inc., an oil, gas & consumable fuels company (portfolio average weight of 8.18%). Positions that detracted most significantly from the Fund’s return included Dril-Quip, Inc. an energy equipment & services company (portfolio average weight of 3.46%), and Oasis Petroleum Inc., an oil, gas & consumable fuels company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Oil, Gas & Consumable Fuels	67.65
Energy Equipment & Services	32.30
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
PDC Energy, Inc.	9.81
Range Resources Corp.	8.98
Matador Resources Co.	7.47
Southwestern Energy Co.	6.99
Helmerich & Payne, Inc.	6.87
World Fuel Services Corp.	5.11
SM Energy Co.	4.65
Green Plains, Inc.	4.11
Renewable Energy Group, Inc.	3.84
Callon Petroleum Co.	3.70
Total	61.53

*	Excluding money market fund holdings.

10

Invesco S&P SmallCap Energy ETF (PSCE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Energy Index	87.56%	(25.81)%	(59.17)%	(17.01)%	(60.63)%	(14.44)%	(78.97)%	(10.69)%	(72.42)%
S&P SmallCap 600® Index	53.97	9.16	30.07	14.28	94.88	14.73	294.99	13.62	328.41
Fund
NAV Return	87.13	(26.00)	(59.49)	(17.22)	(61.14)	(14.66)	(79.50)	(10.93)	(73.25)
Market Price Return	86.35	(25.95)	(59.40)	(17.21)	(61.10)	(14.63)	(79.43)	(10.90)	(73.17)

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

11

PSCF	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Financials ETF (PSCF)

As an index fund, the Invesco S&P SmallCap Financials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Financials & Real Estate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the financial services sector, as defined by the Global Industry Classification Standard (“GICS”). These companies, which may include real estate investment trusts (“REITs”), are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 47.48%. On a net asset value (“NAV”) basis, the Fund returned 47.97%. During the same time period, the Index returned 48.32%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 53.97%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the banks industry and most underweight in the machinery industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the insurance and equity REITs industries, respectively.

For the fiscal year ended August 31, 2021, the banks industry contributed most significantly to the Fund’s return, followed by the equity REITs and thrifts & mortgage finance industries, respectively. No industry detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Innovative

Industrial Properties Inc., an equity REITs company (portfolio average weight of 1.75%), and Ameris Bancorp, a banks company (portfolio average weight of 1.28%). Positions that detracted most significantly from the Fund’s return included Palomar Holdings, Inc., an insurance company (portfolio average weight of 0.81%), and CoreCivic, Inc., a commercial services & supplies company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Banks	37.31
Equity REITs	29.60
Insurance	10.11
Thrifts & Mortgage Finance	8.61
Mortgage REITs	5.29
Capital Markets	4.01
Consumer Finance	3.16
Real Estate Management & Development	1.86
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Innovative Industrial Properties, Inc.	2.15
Agree Realty Corp.	1.86
Community Bank System, Inc.	1.46
BankUnited, Inc.	1.43
Essential Properties Realty Trust, Inc.	1.39
Pacific Premier Bancorp, Inc.	1.38
Assured Guaranty Ltd.	1.37
Lexington Realty Trust	1.37
First Hawaiian, Inc.	1.33
ServisFirst Bancshares, Inc.	1.26
Total	15.00

*	Excluding money market fund holdings.

12

Invesco S&P SmallCap Financials ETF (PSCF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Financials & Real Estate Index	48.32%	3.91%	12.19%	9.14%	54.85%	12.32%	219.43%	10.88%	224.50%
S&P SmallCap 600® Index	53.97	9.16	30.07	14.28	94.88	14.73	294.99	13.62	328.41
Fund
NAV Return	47.97	3.71	11.54	8.91	53.23	12.04	211.66	10.60	215.15
Market Price Return	47.48	3.64	11.31	8.88	53.00	12.04	211.77	10.58	214.65

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

13

PSCH	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Health Care ETF (PSCH)

As an index fund, the Invesco S&P SmallCap Health Care ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Health Care Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the health care sector, as defined by the Global Industry Classification Standard (“GICS”).These companies are principally engaged in the business of providing healthcare-related products, facilities and services, including biotechnology, pharmaceuticals, medical technology and supplies. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 43.72%. On a net asset value (“NAV”) basis, the Fund returned 44.13%. During the same time period, the Index returned 44.51%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 53.97%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the health care providers & services industry and most underweight in the banks industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the pharmaceuticals and biotechnology industries, respectively.

For the fiscal year ended August 31, 2021, the health care providers & services industry contributed most significantly to the Fund’s return, followed by the health care equipment & supplies and health care technology industries, respectively. No industry detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Omnicell, Inc.,

a health care technology company (portfolio average weight of 4.74%), and AMN Healthcare Services, Inc., a health care providers & services company (portfolio average weight of 3.36%). Positions that detracted most significantly from the Fund’s return included Select Medical Holdings Corp., a life sciences tools & services company (portfolio average weight of 0.19%), and Neogen Corp., a health care equipment & supplies company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Health Care Providers & Services	32.43
Health Care Equipment & Supplies	28.80
Biotechnology	13.32
Pharmaceuticals	10.92
Health Care Technology	9.91
Life Sciences Tools & Services	4.61
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Omnicell, Inc.	5.39
NeoGenomics, Inc.	4.61
AMN Healthcare Services, Inc.	4.31
Ensign Group, Inc. (The)	3.39
CONMED Corp.	3.07
Select Medical Holdings Corp.	3.00
Merit Medical Systems, Inc.	2.84
Integer Holdings Corp.	2.62
Prestige Consumer Healthcare, Inc.	2.30
Owens & Minor, Inc.	2.25
Total	33.78

*	Excluding money market fund holdings.

14

Invesco S&P SmallCap Health Care ETF (PSCH) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Health Care Index	44.51%	10.05%	33.27%	21.41%	163.84%	21.29%	588.90%	20.29%	720.81%
S&P SmallCap 600® Index	53.97	9.16	30.07	14.28	94.88	14.73	294.99	13.62	328.41
Fund
NAV Return	44.13	9.74	32.16	21.11	160.60	20.96	570.25	19.96	695.58
Market Price Return	43.72	9.61	31.68	21.07	160.17	20.94	569.56	19.94	694.61

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares.

See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

15

PSCI	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Industrials ETF (PSCI)

As an index fund, the Invesco S&P SmallCap Industrials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Industrials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the industrial sector, as defined by the Global Industry Classification Standard (“GICS”). These companies are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing. The Underlying Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 44.03%. On a net asset value (“NAV”) basis, the Fund returned 44.37%. During the same time period, the Index returned 44.79%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the effects of which were compounded during a time period of high returns.

During this same time period, the Benchmark Index returned 53.97%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the banks industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocations to the machinery, commercial services & supplies and building products industries, respectively.

For the fiscal year ended August 31, 2021, the machinery industry contributed most significantly to the Fund’s return, followed by the building products and professional services industries, respectively. The IT services industry was the only industry which detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Chart Industries, Inc., a machinery company (portfolio average weight of 2.75%), and Saia, Inc., a road & rail company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Proto Labs, Inc., a machinery company (portfolio average weight of 2.19%), and Simpson Manufacturing Co., Inc., a building products company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Machinery	33.86
Commercial Services & Supplies	11.75
Building Products	11.69
Professional Services	8.80
Aerospace & Defense	6.65
Trading Companies & Distributors	5.83
Construction & Engineering	5.16
Air Freight & Logistics	4.34
Airlines	3.50
Electrical Equipment	3.37
Industry Types Each Less Than 3%	5.07
Money Market Funds Plus Other Assets Less Liabilities	(0.02)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Chart Industries, Inc.	3.79
Exponent, Inc.	3.44
Watts Water Technologies, Inc., Class A	2.67
UFP Industries, Inc.	2.62
Resideo Technologies, Inc.	2.62
John Bean Technologies Corp.	2.62
Korn Ferry	2.16
Hillenbrand, Inc.	1.97
UniFirst Corp.	1.97
Applied Industrial Technologies, Inc.	1.95
Total	25.81

*	Excluding money market fund holdings.

16

Invesco S&P SmallCap Industrials ETF (PSCI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Industrials Index	44.79%	9.03%	29.60%	14.88%	100.13%	14.84%	299.12%	13.53%	324.52%
S&P SmallCap 600® Index	53.97	9.16	30.07	14.28	94.88	14.73	294.99	13.62	328.41
Fund
NAV Return	44.37	8.72	28.49	14.59	97.61	14.52	288.11	13.21	311.14
Market Price Return	44.03	8.67	28.34	14.56	97.33	14.53	288.36	13.20	310.95

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

17

PSCT	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Information Technology ETF (PSCT)

As an index fund, the Invesco S&P SmallCap Information Technology ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Information Technology Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the information technology sector, as defined by the Global Industry Classification Standard (“GICS”). These companies are principally engaged in the business of providing information technology-related products and services, including computer hardware and software, Internet services and infrastructure, electronics and semiconductors, and communication technologies. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 62.54%. On a net asset value (“NAV”) basis, the Fund returned 62.70%. During the same time period, the Index returned 63.16%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the effects of which were compounded during a time period of high returns.

During this same time period, the Benchmark Index returned 53.97%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors & semiconductor equipment industry and most underweight in the banks industry during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the semiconductors & semiconductor equipment and technology hardware storage & peripherals industries, respectively.

For the fiscal year ended August 31, 2021, the semiconductors & semiconductor equipment industry contributed most significantly to the Fund’s return, followed by the electronic equipment, instruments & components and software industries, respectively. No industry detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Methode Electronics, Inc., an electronic equipment, instruments & components company (portfolio average weight of 1.21%), and Unisys Corp., an IT services company (portfolio average weight of 1.02%). Positions that detracted most significantly from the Fund’s return included Bottomline Technologies (DE), Inc., a software company (portfolio average weight of 1.37%), and Applied Optoelectronics, Inc., a communications equipment company (portfolio average weight of 0.16%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Electronic Equipment, Instruments & Components	27.65
Semiconductors & Semiconductor Equipment	27.06
Software	23.70
IT Services	10.88
Communications Equipment	7.64
Technology Hardware, Storage & Peripherals	3.17
Money Market Funds Plus Other Assets Less Liabilities	(0.10)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Power Integrations, Inc.	4.48
MicroStrategy, Inc., Class A	3.67
SPS Commerce, Inc.	3.31
Kulicke & Soffa Industries, Inc.	2.96
ExlService Holdings, Inc.	2.80
LivePerson, Inc.	2.80
Diodes, Inc.	2.79
Rogers Corp.	2.70
Perficient, Inc.	2.68
Alarm.com Holdings, Inc.	2.60
Total	30.79

*	Excluding money market fund holdings.

18

Invesco S&P SmallCap Information Technology ETF (PSCT) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Information Technology Index	63.16%	18.50%	66.41%	19.69%	145.63%	19.54%	495.71%	17.25%	513.12%
S&P SmallCap 600® Index	53.97	9.16	30.07	14.28	94.88	14.73	294.99	13.62	328.41
Fund
NAV Return	62.70	18.16	64.97	19.39	142.60	19.22	479.86	16.92	494.04
Market Price Return	62.54	18.20	65.15	19.37	142.38	19.24	481.00	16.93	494.32

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

19

PSCM	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Materials ETF (PSCM)

As an index fund, the Invesco S&P SmallCap Materials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Materials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the basic materials sector, as defined by the Global Industry Classification Standard (“GICS”). These companies are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 59.03%. On a net asset value (“NAV”) basis, the Fund returned 58.70%. During the same time period, the Index returned 59.11%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the effects of which were compounded during a time period of high returns.

During this same time period, the Benchmark Index returned 53.97%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the chemicals industry and most underweight in the banks industry during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the metals & mining industry.

For the fiscal year ended August 31, 2021, the chemicals industry contributed most significantly to the Fund’s return, followed by the metals & mining and paper & forest products industries, respectively. No industry detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Cleveland-Cliffs Inc., a metals & mining company (no longer held at fiscal year-end), and Livent Corp., a chemicals company (portfolio average weight of 4.90%). Positions that detracted most significantly from the Fund’s return included GCP Applied Technologies, Inc., a chemicals company (portfolio average weight of 2.45%), and FutureFuel Corp., a chemicals company (portfolio average weight of 0.66%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Chemicals	55.63
Metals & Mining	26.67
Paper & Forest Products	11.74
Containers & Packaging	5.93
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Balchem Corp.	8.38
Livent Corp.	6.74
H.B. Fuller Co.	6.49
Quaker Chemical Corp.	6.30
Arconic Corp.	6.21
Domtar Corp.	4.76
Stepan Co.	4.62
O-I Glass, Inc.	4.40
Innospec, Inc.	4.29
Allegheny Technologies, Inc.	4.18
Total	56.37

*	Excluding money market fund holdings.

20

Invesco S&P SmallCap Materials ETF (PSCM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Materials Index	59.11%	7.61%	24.62%	12.46%	79.88%	11.02%	184.51%	9.98%	195.70%
S&P SmallCap 600® Index	53.97	9.16	30.07	14.28	94.88	14.73	294.99	13.62	328.41
Fund
NAV Return	58.70	7.45	24.04	12.26	78.28	10.75	177.68	9.71	187.52
Market Price Return	59.03	7.40	23.87	12.21	77.90	10.77	178.01	9.70	187.12

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

21

PSCU	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

As an index fund, the Invesco S&P SmallCap Utilities & Communication Services ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Capped Utilities & Communication Services Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of securities of small-capitalization U.S. companies in the utilities and communication services sectors, as defined by the Global Industry Classification Standard (“GICS”). The utilities sector includes companies that are principally engaged in providing either energy, water, electric or natural gas utilities. The sector may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater. The communication services sector includes companies that facilitate communication or offer related content and information through various types of media and is comprised of companies from the following industries: diversified telecommunications services; wireless telecommunication services; media; entertainment; and interactive media and services. The Index selects constituents from the S&P SmallCap 600® Index (the “Benchmark Index”), which reflects the small-capitalization segment of the U.S. equity market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 39.57%. On a net asset value (“NAV”) basis, the Fund returned 40.03%. During the same time period, the Index returned 40.54%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the effects of which were compounded during a time period of high returns.

During this same time period, the Benchmark Index returned 53.97%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the diversified telecommunication services industry and most underweight in the banks industry during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocations to the diversified telecommunication services and wireless telecommunication services industries, respectively.

For the fiscal year ended August 31, 2021, the media industry contributed most significantly to the Fund’s return, followed by the diversified telecommunication services and water utilities industries, respectively. The wireless telecommunication services industry was the only industry which detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Iridium Communications Inc., a diversified telecommunication services company (no longer held at fiscal year-end), and Meredith Corp., a media company (portfolio average weight of 3.79%). Positions that detracted most significantly from the Fund’s return included Shenandoah Telecommunications Co., a wireless telecommunication services company (portfolio average weight of 5.01%), and ATN International, Inc., a diversified telecommunication services company (portfolio average weight of 2.17%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Water Utilities	23.93
Media	21.79
Gas Utilities	15.46
Diversified Telecommunication Services	14.82
Multi-Utilities	10.16
Entertainment	6.00
Interactive Media & Services	3.04
Wireless Telecommunication Services	2.42
Money Market Funds Plus Other Assets Less Liabilities	2.38

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
American States Water Co.	8.90
California Water Service Group	8.44
Cogent Communications Holdings, Inc.	8.03
Avista Corp.	7.59
South Jersey Industries, Inc.	7.29
Middlesex Water Co.	6.59
TechTarget, Inc.	4.75
Cinemark Holdings, Inc.	4.70
Chesapeake Utilities Corp.	4.39
Meredith Corp.	4.15
Total	64.83

*	Excluding money market fund holdings.

22

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Capped Utilities & Communication Services Index	40.54%	9.00%	29.50%	11.63%	73.36%	12.12%	213.83%	12.48%	282.01%
S&P SmallCap 600® Index	53.97	9.16	30.07	14.28	94.88	14.73	294.99	13.62	328.41
Fund
NAV Return	40.03	8.66	28.30	11.41	71.63	11.83	205.83	12.19	270.80
Market Price Return	39.57	8.58	27.99	11.37	71.30	11.83	205.94	12.17	270.08

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

23

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

24

Invesco DWA SmallCap Momentum ETF (DWAS)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.04%
Communication Services-3.94%
AMC Entertainment Holdings, Inc., Class A(b)(c)	115,419	$5,439,697
Entravision Communications Corp., Class A	315,150	2,196,595
Gannett Co., Inc.(b)(c)	315,848	2,005,635
IDT Corp., Class B(b)	65,168	2,833,505
iHeartMedia, Inc., Class A(b)(c)	66,632	1,657,804
Thryv Holdings, Inc.(b)(c)	54,374	1,685,050
WideOpenWest, Inc.(b)	100,389	2,130,255

		17,948,541

Consumer Discretionary-23.33%
Abercrombie & Fitch Co., Class A(b)	42,233	1,510,252
American Eagle Outfitters, Inc.(c)	50,535	1,542,328
Barnes & Noble Education, Inc.(b)(c)	265,252	2,164,456
Bloomin’ Brands, Inc.(b)	65,720	1,760,639
Boot Barn Holdings, Inc.(b)	23,704	2,116,293
Caleres, Inc.	65,647	1,614,260
Callaway Golf Co.(b)(c)	51,938	1,457,380
Century Casinos, Inc.(b)	123,831	1,655,620
Chico’s FAS, Inc.(b)	403,213	2,084,611
Children’s Place, Inc. (The)(b)(c)	20,013	1,737,929
Clarus Corp.	72,384	1,960,883
Dana, Inc.	73,980	1,720,775
Dick’s Sporting Goods, Inc.	18,043	2,540,635
Dillard’s, Inc., Class A(c)	15,049	2,866,233
Dine Brands Global, Inc.(b)	19,696	1,629,253
Duluth Holdings, Inc., Class B(b)(c)	103,689	1,613,401
Everi Holdings, Inc.(b)	156,211	3,553,800
Flexsteel Industries, Inc.	40,294	1,407,067
Full House Resorts, Inc.(b)	516,831	4,434,410
Genesco, Inc.(b)	30,132	1,869,088
G-III Apparel Group Ltd.(b)	54,122	1,673,993
Golden Entertainment, Inc.(b)	64,170	3,062,192
Guess?, Inc.	68,192	1,649,565
Hibbett, Inc.	27,960	2,675,492
Houghton Mifflin Harcourt Co.(b)(c)	209,631	2,823,730
Installed Building Products, Inc.	15,044	1,868,164
Jack in the Box, Inc.	14,665	1,553,903
Kontoor Brands, Inc.	30,252	1,632,398
Lands’ End, Inc.(b)(c)	57,746	1,954,702
Lazydays Holdings, Inc.(b)(c)	173,396	4,260,340
Lovesac Co. (The)(b)(c)	23,286	1,317,056
M/I Homes, Inc.(b)	28,451	1,831,960
Modine Manufacturing Co.(b)	107,139	1,332,809
OneSpaWorld Holdings Ltd. (Bahamas)(b)(c)	153,688	1,613,724
Party City Holdco, Inc.(b)	198,510	1,351,853
Playa Hotels & Resorts N.V.(b)	234,565	1,714,670
PlayAGS, Inc.(b)	169,691	1,389,769
RCI Hospitality Holdings, Inc.	31,814	2,055,503
Red Rock Resorts, Inc., Class A(b)	64,790	3,032,820
Revolve Group, Inc.(b)(c)	32,096	1,844,236
Scientific Games Corp.(b)(c)	70,519	5,102,050
SeaWorld Entertainment, Inc.(b)	32,716	1,609,300
Signet Jewelers Ltd.(c)	45,240	3,583,008
Skyline Champion Corp.(b)	33,592	2,106,890
TravelCenters of America, Inc.(b)	60,390	2,534,568
Vista Outdoor, Inc.(b)	43,648	1,783,021

	Shares	Value
Consumer Discretionary-(continued)
XPEL, Inc.(b)(d)	81,297	$6,176,946
Zumiez, Inc.(b)	38,727	1,556,438

		106,330,413

Energy-14.77%
Altus Midstream Co., Class A	41,741	2,720,678
Antero Midstream Corp.	168,227	1,616,661
Antero Resources Corp.(b)	136,067	1,866,839
Aspen Aerogels, Inc.(b)	71,961	3,148,294
Bonanza Creek Energy, Inc.	35,715	1,388,599
Callon Petroleum Co.(b)(c)	103,263	3,528,497
Centennial Resource Development, Inc., Class A(b)(c)	838,156	4,274,596
ChampionX Corp.(b)	65,005	1,516,567
CONSOL Energy, Inc.(b)	103,271	2,357,677
Core Laboratories N.V.	39,632	1,092,258
Earthstone Energy, Inc., Class A(b)(c)	158,088	1,307,388
FTS International, Inc., Class A(b)	123,842	2,750,531
Green Plains, Inc.(b)(c)	63,488	2,228,429
Laredo Petroleum, Inc.(b)(c)	52,038	2,811,613
Magnolia Oil & Gas Corp., Class A	118,135	1,852,357
Matador Resources Co.	55,949	1,608,534
Murphy Oil Corp.	69,517	1,477,931
Nabors Industries Ltd.(b)(c)	15,236	1,285,004
NexTier Oilfield Solutions, Inc.(b)	304,669	1,096,808
Northern Oil and Gas, Inc.	121,127	2,010,708
Oceaneering International, Inc.(b)	105,250	1,294,575
Ovintiv, Inc.	159,549	4,349,306
Patterson-UTI Energy, Inc.	167,620	1,300,731
PBF Energy, Inc., Class A(b)(c)	106,915	1,111,916
PDC Energy, Inc.	46,560	1,943,880
Penn Virginia Corp.(b)	72,365	1,497,955
SandRidge Energy, Inc.(b)	284,242	2,529,754
SM Energy Co.	306,218	5,848,764
Southwestern Energy Co.(b)	331,822	1,509,790
Talos Energy, Inc.(b)	95,430	1,183,332
US Silica Holdings, Inc.(b)	151,086	1,326,535
Whiting Petroleum Corp.(b)	32,138	1,508,879

		67,345,386

Financials-8.09%
A-Mark Precious Metals, Inc.(c)	51,783	2,511,993
Atlanticus Holdings Corp.(b)	47,737	3,064,716
Bancorp, Inc. (The)(b)	74,101	1,827,331
Brightsphere Investment Group, Inc.	73,016	1,985,305
Cowen, Inc., Class A	44,213	1,593,437
Customers Bancorp, Inc.(b)	43,614	1,806,056
Donnelley Financial Solutions, Inc.(b)	60,381	2,013,706
Ellington Financial, Inc.	90,770	1,681,060
Evercore, Inc., Class A	13,220	1,846,041
First Merchants Corp.	40,239	1,655,835
Granite Point Mortgage Trust, Inc.	117,549	1,617,474
Independent Bank Corporation	142,545	2,984,892
LendingClub Corp.(b)	91,941	2,855,688
Mr. Cooper Group, Inc.(b)	52,948	2,058,618
MVB Financial Corp.	39,615	1,566,377
Regional Management Corp.	37,193	2,210,380

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco DWA SmallCap Momentum ETF (DWAS)–(continued)

August 31, 2021

	Shares	Value
Financials-(continued)
TPG RE Finance Trust, Inc., (Acquired 06/30/2021; Cost $1,713,385)(e)	127,304	$1,604,030
Victory Capital Holdings, Inc., Class A	56,357	1,974,186

		36,857,125

Health Care-20.04%
Anavex Life Sciences Corp.(b)(c)	68,779	1,340,503
Apellis Pharmaceuticals, Inc.(b)	29,147	1,919,330
Apollo Medical Holdings, Inc.(b)(c)	31,207	2,368,923
Arvinas, Inc.(b)	25,240	2,175,940
Atossa Therapeutics, Inc.(b)(c)	330,524	1,255,991
AtriCure, Inc.(b)	23,231	1,710,266
Avid Bioservices, Inc.(b)(c)	181,881	4,408,796
BioCryst Pharmaceuticals, Inc.(b)(c)	108,383	1,725,457
Brookdale Senior Living, Inc.(b)	205,544	1,500,471
CareDx, Inc.(b)(c)	19,830	1,453,142
Cassava Sciences, Inc.(b)(c)	19,340	1,099,479
Celcuity, Inc.(b)	72,514	1,595,308
Celldex Therapeutics, Inc.(b)	219,241	11,543,039
Community Health Systems, Inc.(b)	114,781	1,412,954
Cutera, Inc.(b)(c)	35,948	1,788,054
Evolent Health, Inc., Class A(b)(c)	84,724	2,080,822
Evolus, Inc.(b)(c)	136,330	1,445,098
Greenwich Lifesciences, Inc.(b)	135,668	5,429,433
Gritstone bio, Inc.(b)(c)	183,023	1,683,812
Heska Corp.(b)(c)	32,406	8,597,312
Inovalon Holdings, Inc., Class A(b)	53,253	2,175,385
Intellia Therapeutics, Inc.(b)	34,574	5,550,164
Joint Corp. (The)(b)	29,148	2,978,051
ModivCare, Inc.(b)	10,294	2,030,595
Neuronetics, Inc.(b)(c)	207,892	1,397,034
Owens & Minor, Inc.	92,175	3,436,284
Progyny, Inc.(b)	27,459	1,534,134
Prothena Corp. PLC (Ireland)(b)	44,972	3,018,521
RadNet, Inc.(b)	49,556	1,556,554
Shockwave Medical, Inc.(b)	12,611	2,701,402
Stereotaxis, Inc.(b)	170,238	1,201,880
Surgery Partners, Inc.(b)	70,597	3,473,373
Tivity Health, Inc.(b)	87,320	2,030,190
Vericel Corp.(b)	32,164	1,742,324

		91,360,021

Industrials-14.38%
Ameresco, Inc., Class A(b)(c)	72,979	5,046,498
Atlas Air Worldwide Holdings, Inc.(b)(c)	25,429	1,860,640
Avis Budget Group, Inc.(b)(c)	31,156	2,827,407
Babcock & Wilcox Enterprises, Inc.(b)	222,612	1,625,068
Casella Waste Systems, Inc., Class A(b)	92,745	6,862,202
CBIZ, Inc.(b)	51,834	1,768,058
Chart Industries, Inc.(b)(c)	14,170	2,669,345
Commercial Vehicle Group, Inc.(b)	161,107	1,693,234
Construction Partners, Inc.(b)(c)	56,833	1,902,200
Cornerstone Building Brands, Inc.(b)	97,501	1,620,467
Custom Truck One Source, Inc.(b)(c)	190,002	1,628,317
Eagle Bulk Shipping, Inc.(b)(c)	32,944	1,627,104
Genco Shipping & Trading Ltd.	91,716	1,787,545
Herc Holdings, Inc.(b)	18,376	2,415,525
HyreCar, Inc.(b)(c)	307,786	3,459,515
IES Holdings, Inc.(b)	32,646	1,596,389
Kadant, Inc.	11,793	2,466,152
MYR Group, Inc.(b)	19,963	2,076,352

	Shares	Value
Industrials-(continued)
Resideo Technologies, Inc.(b)	63,438	$2,045,241
RR Donnelley & Sons Co.(b)	330,913	1,624,783
Shyft Group, Inc. (The)	50,784	2,235,004
Spirit Airlines, Inc.(b)	50,809	1,246,345
Transcat, Inc.(b)	36,404	2,466,735
Triton International Ltd. (Bermuda)	33,413	1,828,359
Triumph Group, Inc.(b)	81,373	1,502,146
Veritiv Corp.(b)	46,487	4,168,489
Viad Corp.(b)	35,171	1,519,035
WESCO International, Inc.(b)	17,039	1,993,904

		65,562,059

Information Technology-10.05%
Aviat Networks, Inc.(b)(c)	69,565	2,465,384
Avid Technology, Inc.(b)	56,745	1,464,589
AXT, Inc.(b)(c)	161,326	1,501,945
Calix, Inc.(b)	73,611	3,430,273
Cerence, Inc.(b)(c)	27,306	2,961,063
Clearfield, Inc.(b)(c)	49,859	2,259,111
Conduent, Inc.(b)	225,628	1,647,084
DZS, Inc.(b)	82,993	1,146,133
Extreme Networks, Inc.(b)	162,347	1,758,218
Insight Enterprises, Inc.(b)	17,416	1,791,932
LivePerson, Inc.(b)(c)	62,363	3,997,468
Meta Materials, Inc.(b)(c)	221,912	1,031,891
MoneyGram International, Inc.(b)	220,680	1,983,913
Onto Innovation, Inc.(b)	25,126	1,862,590
Perficient, Inc.(b)	21,946	2,616,402
Plantronics, Inc.(b)	44,977	1,339,415
Sprout Social, Inc., Class A(b)	23,349	2,839,238
Synaptics, Inc.(b)	12,666	2,403,754
TTEC Holdings, Inc.	18,295	1,929,391
Turtle Beach Corp.(b)(c)	56,405	1,602,466
Workiva, Inc.(b)(c)	26,832	3,763,725

		45,795,985

Materials-3.09%
Amyris, Inc.(b)(c)	223,533	3,364,172
Arconic Corp.(b)	48,931	1,687,630
Graphic Packaging Holding Co.	179,443	3,682,171
Olin Corp.	38,442	1,915,949
Schnitzer Steel Industries, Inc., Class A	35,868	1,696,915
TimkenSteel Corp.(b)(c)	125,399	1,715,458

		14,062,295

Real Estate-1.87%
DigitalBridge Group, Inc.(b)(c)	207,203	1,429,701
National Storage Affiliates Trust	34,317	1,964,648
Realogy Holdings Corp.(b)(c)	102,905	1,805,983
Ryman Hospitality Properties, Inc.(b)	20,926	1,738,323
Tanger Factory Outlet Centers, Inc.(c)	93,671	1,566,179

		8,504,834

Utilities-0.48%
Middlesex Water Co.	20,168	2,206,581

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $407,483,846)		455,973,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco DWA SmallCap Momentum ETF (DWAS)–(continued)

August 31, 2021

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-20.03%
Invesco Private Government Fund, 0.02%(f)(g)(h)	27,265,424	$27,265,424
Invesco Private Prime Fund, 0.11%(f)(g)(h)	64,019,546	64,045,154

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $91,310,578)		91,310,578

TOTAL INVESTMENTS IN SECURITIES-120.07% (Cost $498,794,424)		547,283,818
OTHER ASSETS LESS LIABILITIES-(20.07)%		(91,470,312)

NET ASSETS-100.00%		$455,813,506

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2021 represented 1.36% of the Fund’s Net Assets.

(e)	Restricted security. The value of this security at August 31, 2021 represented less than 1% of the Fund’s Net Assets.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$9,766,119	$(9,766,119)	$-	$-	$-	$1
Invesco Premier U.S. Government Money Portfolio, Institutional Class	95,743	81,883	(177,626)	-	-	-	26
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	19,112,455	251,368,762	(243,215,793)	-	-	27,265,424	4,210	*
Invesco Private Prime Fund	6,370,917	351,686,439	(294,014,084)	1	1,881	64,045,154	40,655	*

Total	$25,579,115	$612,903,203	$(547,173,622)	$1	$1,881	$91,310,578	$44,892

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Auto Components-9.14%
American Axle & Manufacturing Holdings, Inc.(b)	50,516	$448,077
Cooper-Standard Holdings, Inc.(b)	7,510	174,833
Dorman Products, Inc.(b)	12,697	1,191,740
Gentherm, Inc.(b)	14,726	1,263,785
LCI Industries	11,222	1,589,709
Motorcar Parts of America, Inc.(b)	8,442	167,321
Patrick Industries, Inc.	9,899	807,857
Standard Motor Products, Inc.	8,846	379,405

		6,022,727

Automobiles-1.57%
Winnebago Industries, Inc.	14,888	1,036,503

Distributors-1.40%
Core-Mark Holding Co., Inc.	20,015	920,690

Diversified Consumer Services-3.47%
Adtalem Global Education, Inc.(b)	21,901	810,337
American Public Education, Inc.(b)	8,272	217,554
Perdoceo Education Corp.(b)	31,218	342,774
Regis Corp.(b)(c)	10,818	58,633
Strategic Education, Inc.	10,929	855,522

		2,284,820

Hotels, Restaurants & Leisure-11.55%
BJ’s Restaurants, Inc.(b)	10,295	440,214
Bloomin’ Brands, Inc.(b)	35,863	960,770
Brinker International, Inc.(b)	20,272	1,079,889
Cheesecake Factory, Inc. (The)(b)	20,446	953,806
Chuy’s Holdings, Inc.(b)	8,856	285,695
Dave & Buster’s Entertainment, Inc.(b)	21,175	792,368
Dine Brands Global, Inc.(b)	7,604	629,003
El Pollo Loco Holdings, Inc.(b)	8,404	152,449
Fiesta Restaurant Group, Inc.(b)	7,860	94,399
Monarch Casino & Resort, Inc.(b)	5,746	364,124
Red Robin Gourmet Burgers, Inc.(b)	6,949	170,111
Ruth’s Hospitality Group, Inc.(b)	14,167	290,282
Shake Shack, Inc., Class A(b)	16,162	1,402,053

		7,615,163

Household Durables-17.42%
Cavco Industries, Inc.(b)	3,786	967,323
Century Communities, Inc.	13,004	911,580
Ethan Allen Interiors, Inc.	9,714	233,330
Installed Building Products, Inc.	10,031	1,245,649
iRobot Corp.(b)(c)	12,447	1,009,701
La-Z-Boy, Inc.	20,516	718,265
LGI Homes, Inc.(b)	9,754	1,563,859
M.D.C. Holdings, Inc.	24,680	1,289,530
M/I Homes, Inc.(b)	12,935	832,885
Meritage Homes Corp.(b)	16,820	1,876,103
Tupperware Brands Corp.(b)(c)	22,010	525,379
Universal Electronics, Inc.(b)	6,101	308,222

		11,481,826

Internet & Direct Marketing Retail-6.61%
Liquidity Services, Inc.(b)	11,982	292,361
PetMed Express, Inc.(c)	8,980	247,309

	Shares	Value
Internet & Direct Marketing Retail-(continued)
Shutterstock, Inc.	9,886	$1,139,460
Stamps.com, Inc.(b)	8,140	2,677,246

		4,356,376

Leisure Products-2.51%
Sturm Ruger & Co., Inc.	7,796	609,569
Vista Outdoor, Inc.(b)	25,594	1,045,515

		1,655,084

Multiline Retail-5.75%
Big Lots, Inc.	14,157	688,880
Macy’s, Inc.(b)	138,488	3,100,746

		3,789,626

Specialty Retail-31.53%
Aaron’s Co., Inc. (The)	15,145	401,645
Abercrombie & Fitch Co., Class A(b)	27,451	981,648
America’s Car-Mart, Inc.(b)	2,733	353,459
Asbury Automotive Group, Inc.(b)	8,595	1,600,733
Barnes & Noble Education, Inc.(b)	14,123	115,244
Bed Bath & Beyond, Inc.(b)(c)	47,416	1,305,837
Boot Barn Holdings, Inc.(b)	12,962	1,157,247
Buckle, Inc. (The)	12,793	495,473
Caleres, Inc.	16,982	417,587
Cato Corp. (The), Class A	8,584	148,160
Chico’s FAS, Inc.(b)	54,322	280,845
Children’s Place, Inc. (The)(b)(c)	6,499	564,373
Conn’s, Inc.(b)	8,587	211,240
Designer Brands, Inc., Class A(b)	26,267	380,871
Genesco, Inc.(b)	6,292	390,293
Group 1 Automotive, Inc.	7,592	1,256,020
Guess?, Inc.	16,973	410,577
Haverty Furniture Cos., Inc., (Acquired 06/25/2020 - 03/11/2021; Cost $198,507)(d)	7,506	267,439
Hibbett, Inc.	7,182	687,246
Lumber Liquidators Holdings, Inc.(b)	12,861	268,280
MarineMax, Inc.(b)	9,821	477,497
Monro, Inc.	14,843	844,715
ODP Corp. (The)(b)	23,719	1,118,825
Rent-A-Center, Inc.	26,526	1,673,260
Sally Beauty Holdings, Inc.(b)	50,059	930,597
Shoe Carnival, Inc.	7,663	293,340
Signet Jewelers Ltd.(c)	23,276	1,843,459
Sleep Number Corp.(b)	10,840	1,002,808
Sonic Automotive, Inc., Class A	10,352	523,190
Zumiez, Inc.(b)	9,361	376,219

		20,778,127

Textiles, Apparel & Luxury Goods-9.00%
Fossil Group, Inc.(b)	21,005	281,467
G-III Apparel Group Ltd.(b)	19,293	596,733
Kontoor Brands, Inc.	21,023	1,134,401
Movado Group, Inc.	7,452	269,315
Oxford Industries, Inc.	7,489	676,257
Steven Madden Ltd.	34,208	1,384,398
Unifi, Inc.(b)	6,642	154,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)–(continued)

August 31, 2021

	Shares	Value
Textiles, Apparel & Luxury Goods-(continued)
Vera Bradley, Inc.(b)	9,830	$112,652
Wolverine World Wide, Inc.	36,833	1,320,831

		5,930,414

Total Common Stocks & Other Equity Interests (Cost $70,162,747)		65,871,356

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f) (Cost $41,673)	41,673	41,673

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $70,204,420)		65,913,029

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-7.23%
Invesco Private Government Fund, 0.02%(e)(f)(g)	1,430,460	$1,430,460
Invesco Private Prime Fund, 0.11%(e)(f)(g)	3,336,405	3,337,740

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,768,200)		4,768,200

TOTAL INVESTMENTS IN SECURITIES-107.24% (Cost $74,972,620)		70,681,229
OTHER ASSETS LESS LIABILITIES-(7.24)%		(4,774,057)

NET ASSETS-100.00%		$65,907,172

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)	Restricted security. The value of this security at August 31, 2021 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,934,208	$(2,892,535)	$-	$-	$41,673	$10
Invesco Premier U.S. Government Money Portfolio, Institutional Class	19,479	60,852	(80,331)	-	-	-	-
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,965,473	46,353,411	(46,888,424)	-	-	1,430,460	470	*
Invesco Private Prime Fund	655,171	75,624,586	(72,942,256)	-	239	3,337,740	5,130	*

Total	$2,640,123	$124,973,057	$(122,803,546)	$-	$239	$4,809,873	$5,610

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco S&P SmallCap Consumer Staples ETF (PSCC)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Beverages-15.57%
Celsius Holdings, Inc.(b)	37,078	$3,031,497
Coca-Cola Consolidated, Inc.	5,144	2,089,287
MGP Ingredients, Inc.	14,836	968,791
National Beverage Corp.	26,287	1,223,660

		7,313,235

Food & Staples Retailing-16.12%
Andersons, Inc. (The)	35,267	1,071,411
Chefs’ Warehouse, Inc. (The)(b)	36,724	1,110,167
PriceSmart, Inc.	26,094	2,207,813
SpartanNash Co.	40,737	875,846
United Natural Foods, Inc.(b)	62,776	2,310,157

		7,575,394

Food Products-27.44%
B&G Foods, Inc.(c)	67,412	2,046,628
Calavo Growers, Inc.	18,744	879,469
Cal-Maine Foods, Inc.	42,209	1,526,277
Fresh Del Monte Produce, Inc.	34,244	1,125,943
J&J Snack Foods Corp.	16,788	2,749,203
John B. Sanfilippo & Son, Inc.	9,971	847,435
Seneca Foods Corp., Class A(b)	7,522	368,352
Simply Good Foods Co. (The)(b)	94,062	3,350,489

		12,893,796

Household Products-12.80%
Central Garden & Pet Co.(b)	10,865	500,333
Central Garden & Pet Co., Class A(b)	44,333	1,847,356
WD-40 Co.	15,298	3,665,860

		6,013,549

Personal Products-20.48%
Edgewell Personal Care Co.	60,688	2,567,102
elf Beauty, Inc.(b)	43,645	1,350,813
Inter Parfums, Inc.	19,968	1,448,479
Medifast, Inc.	13,127	2,991,643
USANA Health Sciences, Inc.(b)	12,998	1,261,196

		9,619,233

	Shares	Value
Tobacco-7.58%
Universal Corp.	27,620	$1,397,572
Vector Group Ltd.	144,111	2,164,547

		3,562,119

Total Common Stocks & Other Equity Interests (Cost $45,038,735)		46,977,326

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $6,948)	6,948	6,948

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $45,045,683)		46,984,274

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.27%
Invesco Private Government Fund, 0.02%(d)(e)(f)	601,416	601,416
Invesco Private Prime Fund, 0.11%(d)(e)(f)	1,402,743	1,403,304

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,004,720)		2,004,720

TOTAL INVESTMENTS IN SECURITIES-104.27% (Cost $47,050,403)		48,988,994
OTHER ASSETS LESS LIABILITIES-(4.27)%		(2,006,825)

NET ASSETS-100.00%		$46,982,169

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,025,296	$(1,018,348)	$-	$-	$6,948	$6
Invesco Premier U.S. Government Money Portfolio, Institutional Class	3,119	203,239	(206,358)	-	-	-	-

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco S&P SmallCap Consumer Staples ETF (PSCC)–(continued)

August 31, 2021

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$2,923,102	$26,427,508	$(28,749,194)	$-	$-	$601,416	$368	*
Invesco Private Prime Fund	1,177,233	28,332,479	(28,106,683)	-	275	1,403,304	2,291	*

Total	$4,103,454	$55,988,522	$(58,080,583)	$-	$275	$2,011,668	$2,665

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco S&P SmallCap Energy ETF (PSCE)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Energy Equipment & Services-32.30%
Archrock, Inc.	340,445	$2,614,618
Bristow Group, Inc.(b)	61,008	1,925,412
Core Laboratories N.V.(c)	116,872	3,220,992
DMC Global, Inc.(b)	49,374	1,983,354
Dril-Quip, Inc.(b)	93,265	2,266,340
Helix Energy Solutions Group, Inc.(b)	373,876	1,405,774
Helmerich & Payne, Inc.	269,373	7,251,521
Nabors Industries Ltd.(b)(c)	17,192	1,449,973
Oceaneering International, Inc.(b)	262,526	3,229,070
Oil States International, Inc.(b)	161,673	947,404
Patterson-UTI Energy, Inc.	494,257	3,835,434
ProPetro Holding Corp.(b)	216,110	1,672,691
RPC, Inc.(b)(c)	153,696	588,656
US Silica Holdings, Inc.(b)	195,453	1,716,077

		34,107,316

Oil, Gas & Consumable Fuels-67.65%
Bonanza Creek Energy, Inc.	50,057	1,946,216
Callon Petroleum Co.(b)(c)	114,246	3,903,786
CONSOL Energy, Inc.(b)	79,742	1,820,510
Dorian LPG Ltd.	71,655	947,279
Green Plains, Inc.(b)(c)	123,655	4,340,291
Laredo Petroleum, Inc.(b)(c)	25,425	1,373,713
Matador Resources Co.	274,318	7,886,643
Par Pacific Holdings, Inc.(b)	117,179	1,932,282
PBF Energy, Inc., Class A(b)	253,003	2,631,231
PDC Energy, Inc.	248,159	10,360,638
Penn Virginia Corp.(b)(c)	40,383	835,928
Range Resources Corp.(b)	648,715	9,484,213
Renewable Energy Group, Inc.(b)(c)	83,724	4,053,916
REX American Resources Corp.(b)	13,907	1,178,757
SM Energy Co.	257,104	4,910,686

	Shares	Value
Oil, Gas & Consumable Fuels-(continued)
Southwestern Energy Co.(b)	1,622,525	$7,382,489
Talos Energy, Inc.(b)	84,070	1,042,468
World Fuel Services Corp.	166,697	5,394,315

		71,425,361

Total Common Stocks & Other Equity Interests (Cost $122,449,327)		105,532,677

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $59,795)	59,795	59,795

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $122,509,122)		105,592,472

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.47%
Invesco Private Government Fund, 0.02%(d)(e)(f)	2,682,300	2,682,300
Invesco Private Prime Fund, 0.11%(d)(e)(f)	6,256,197	6,258,699

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $8,940,999)		8,940,999

TOTAL INVESTMENTS IN SECURITIES-108.47% (Cost $131,450,121)		114,533,471
OTHER ASSETS LESS LIABILITIES-(8.47)%		(8,944,720)

NET ASSETS-100.00%		$105,588,751

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,892,921	$(1,833,126)	$-	$-	$59,795	$11
Invesco Premier U.S. Government Money Portfolio, Institutional Class	3,793	74,626	(78,419)	-	-	-	-

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco S&P SmallCap Energy ETF (PSCE)–(continued)

August 31, 2021

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$696,441	$51,830,953	$(49,845,094)	$-	$-	$2,682,300	$437	*
Invesco Private Prime Fund	232,167	88,570,540	(82,544,056)	-	48	6,258,699	6,050	*

Total	$932,401	$142,369,040	$(134,300,695)	$-	$48	$9,000,794	$6,498

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco S&P SmallCap Financials ETF (PSCF)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Banks-37.31%
Allegiance Bancshares, Inc.	3,473	$129,091
Ameris Bancorp	12,817	631,109
Banc of California, Inc.	8,346	149,978
BancFirst Corp.	3,411	192,926
Bancorp, Inc. (The)(b)	9,328	230,028
BankUnited, Inc.	17,143	720,520
Banner Corp.	6,420	367,224
Berkshire Hills Bancorp, Inc.	9,437	241,870
Brookline Bancorp, Inc.	14,312	214,251
Cadence Bancorp	23,043	495,655
Central Pacific Financial Corp.	5,289	133,865
City Holding Co.	2,870	223,573
Columbia Banking System, Inc.	13,251	481,806
Community Bank System, Inc.	9,903	732,822
Customers Bancorp, Inc.(b)	5,434	225,022
CVB Financial Corp.	23,459	477,625
Dime Community Bancshares, Inc.	6,460	213,180
Eagle Bancorp, Inc.	5,898	340,315
FB Financial Corp.	6,156	253,566
First Bancorp (Puerto Rico)	39,575	503,790
First Bancorp/Southern Pines NC	5,208	217,486
First Commonwealth Financial Corp.	17,733	239,750
First Financial Bancorp	17,848	419,606
First Hawaiian, Inc.	23,964	668,835
First Midwest Bancorp, Inc.	21,105	395,297
Great Western Bancorp, Inc.	10,172	314,925
Hanmi Financial Corp.	5,735	110,571
Heritage Financial Corp.	6,564	167,054
Hilltop Holdings, Inc.	12,015	402,142
Hope Bancorp, Inc.	22,811	314,564
Independent Bank Corp.(c)	6,102	468,023
Independent Bank Group, Inc.	6,740	474,698
Investors Bancorp, Inc.	41,389	592,277
Lakeland Financial Corp.(c)	4,689	311,397
National Bank Holdings Corp., Class A	5,630	211,125
NBT Bancorp, Inc.	8,010	287,239
OFG Bancorp (Puerto Rico)	9,446	224,909
Old National Bancorp	30,430	506,964
Pacific Premier Bancorp, Inc.	17,396	695,144
Park National Corp.	2,622	307,403
Preferred Bank	2,472	157,936
Renasant Corp.	10,394	364,829
S&T Bancorp, Inc.	7,200	214,560
Seacoast Banking Corp. of Florida	10,192	325,532
ServisFirst Bancshares, Inc.	8,659	635,744
Simmons First National Corp., Class A	20,033	581,959
Southside Bancshares, Inc.	5,660	213,325
Tompkins Financial Corp.	2,207	175,655
Triumph Bancorp, Inc.(b)	4,175	343,269
Trustmark Corp.	11,748	371,472
United Community Banks, Inc.	15,934	480,729
Veritex Holdings, Inc.	9,133	328,149
Westamerica Bancorporation	4,953	281,033

		18,761,817

Capital Markets-4.01%
B. Riley Financial, Inc.	3,252	213,136

	Shares	Value
Capital Markets-(continued)
Blucora, Inc.(b)	9,050	$148,511
Brightsphere Investment Group, Inc.	10,965	298,138
Donnelley Financial Solutions, Inc.(b)	5,441	181,457
Greenhill & Co., Inc.	2,790	41,125
Piper Sandler Cos	2,661	380,310
StoneX Group, Inc.(b)	3,043	212,067
Virtus Investment Partners, Inc.	1,319	412,451
WisdomTree Investments, Inc.	20,967	132,302

		2,019,497

Consumer Finance-3.16%
Encore Capital Group, Inc.(b)(c)	5,718	281,383
Enova International, Inc.(b)	6,722	221,691
EZCORP, Inc., Class A(b)	9,882	68,087
Green Dot Corp., Class A(b)	9,991	521,930
PRA Group, Inc.(b)	8,458	355,236
World Acceptance Corp.(b)(c)	732	138,985

		1,587,312

Equity REITs-29.60%
Acadia Realty Trust	15,920	337,822
Agree Realty Corp.	12,534	934,410
Alexander & Baldwin, Inc.	13,338	278,497
American Assets Trust, Inc.	9,258	368,654
Armada Hoffler Properties, Inc.	10,986	147,542
Brandywine Realty Trust	31,558	438,025
CareTrust REIT, Inc.	17,866	392,873
Centerspace(c)	2,373	240,100
Chatham Lodging Trust(b)	9,085	109,020
Community Healthcare Trust, Inc.	4,192	203,354
DiamondRock Hospitality Co.(b)	38,851	351,213
Diversified Healthcare Trust	43,430	162,862
Easterly Government Properties, Inc.(c)	15,484	330,893
Essential Properties Realty Trust, Inc.	21,588	699,667
Four Corners Property Trust, Inc.	13,970	399,682
Franklin Street Properties Corp.	18,052	86,650
GEO Group, Inc. (The)(c)	22,679	175,762
Getty Realty Corp.	6,817	215,622
Global Net Lease, Inc.	17,589	299,013
Hersha Hospitality Trust(b)	6,954	65,229
Independence Realty Trust, Inc.(c)	18,846	385,966
Industrial Logistics Properties Trust	12,045	330,394
Innovative Industrial Properties, Inc.(c)	4,401	1,082,250
iStar, Inc.	13,508	357,287
Kite Realty Group Trust(c)	15,604	316,137
Lexington Realty Trust	51,011	690,179
LTC Properties, Inc.	7,254	250,336
Mack-Cali Realty Corp.(b)	15,894	284,185
NexPoint Residential Trust, Inc.	4,139	268,166
Office Properties Income Trust	8,902	236,170
Retail Opportunity Investments Corp.	21,923	396,368
Retail Properties of America, Inc., Class A	39,672	524,464
RPT Realty	14,826	191,848
Safehold, Inc.(c)	2,630	235,674
Saul Centers, Inc.	2,416	111,329
Service Properties Trust	30,474	348,318
SITE Centers Corp.	31,185	502,390
Summit Hotel Properties, Inc.(b)	19,760	184,163
Tanger Factory Outlet Centers, Inc.(c)	18,617	311,276

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco S&P SmallCap Financials ETF (PSCF)–(continued)

August 31, 2021

	Shares	Value
Equity REITs-(continued)
Uniti Group, Inc.	42,895	$560,638
Universal Health Realty Income Trust	2,393	141,737
Urstadt Biddle Properties, Inc., Class A	5,628	107,382
Washington REIT	15,614	392,536
Whitestone REIT	7,462	73,202
Xenia Hotels & Resorts, Inc.(b)	21,038	366,482

		14,885,767

Insurance-10.11%
Ambac Financial Group, Inc.(b)	8,636	121,681
American Equity Investment Life Holding Co.	15,769	499,720
AMERISAFE, Inc.	3,533	203,324
Assured Guaranty Ltd.	13,857	690,910
eHealth, Inc.(b)	4,779	184,708
Employers Holdings, Inc.	5,210	214,496
Genworth Financial, Inc., Class A(b)	93,623	351,086
HCI Group, Inc.(c)	1,222	136,448
Horace Mann Educators Corp.	7,651	313,691
James River Group Holdings Ltd.	6,827	251,165
Palomar Holdings, Inc.(b)	4,012	360,278
ProAssurance Corp.	9,869	251,659
Safety Insurance Group, Inc.	2,602	211,569
Selectquote, Inc.(b)	8,244	78,730
SiriusPoint Ltd. (Bermuda)(b)	14,195	139,253
Stewart Information Services Corp.	4,944	311,225
Trupanion, Inc.(b)(c)	6,221	569,719
United Fire Group, Inc.	4,037	104,801
United Insurance Holdings Corp.	3,938	15,004
Universal Insurance Holdings, Inc.	5,307	75,572

		5,085,039

Mortgage REITs-5.29%
Apollo Commercial Real Estate Finance, Inc.	23,779	369,763
ARMOUR Residential REIT, Inc.	13,314	144,590
Capstead Mortgage Corp., (Acquired 08/20/2015 - 06/09/2021; Cost $138,466)(d)	17,632	121,484
Ellington Financial, Inc.	8,183	151,549
Granite Point Mortgage Trust, Inc.	10,299	141,714
Invesco Mortgage Capital, Inc.(c)(e)	51,797	161,607
KKR Real Estate Finance Trust, Inc.	5,096	108,698
New York Mortgage Trust, Inc.	69,993	309,369
PennyMac Mortgage Investment Trust	18,072	350,778
Ready Capital Corp.	10,517	161,015
Redwood Trust, Inc.	20,695	258,067
Two Harbors Investment Corp.(c)	57,588	380,081

		2,658,715

	Shares	Value
Real Estate Management & Development-1.86%
Marcus & Millichap, Inc.(b)	4,403	$172,686
RE/MAX Holdings, Inc., Class A	3,538	118,487
Realogy Holdings Corp.(b)	21,486	377,079
St. Joe Co. (The)	5,748	265,960

		934,212

Thrifts & Mortgage Finance-8.61%
Axos Financial, Inc.(b)	9,521	461,578
Capitol Federal Financial, Inc.	23,778	274,398
Flagstar Bancorp, Inc.	8,714	430,995
HomeStreet, Inc.	3,893	159,029
Meta Financial Group, Inc.	5,891	289,778
Mr. Cooper Group, Inc.(b)	12,577	488,994
NMI Holdings, Inc., Class A(b)	15,805	356,719
Northfield Bancorp, Inc.	8,632	145,881
Northwest Bancshares, Inc.	23,485	305,775
Provident Financial Services, Inc.	13,375	295,186
TrustCo Bank Corp.	3,603	115,620
Walker & Dunlop, Inc.	5,464	606,777
WSFS Financial Corp.	8,773	398,382

		4,329,112

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $46,998,140)		50,261,471

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-10.31%
Invesco Private Government Fund, 0.02%(e)(f)(g)	1,555,298	1,555,298
Invesco Private Prime Fund, 0.11%(e)(f)(g)	3,627,578	3,629,029

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,184,327)		5,184,327

TOTAL INVESTMENTS IN SECURITIES-110.26% (Cost $52,182,467)		55,445,798
OTHER ASSETS LESS LIABILITIES-(10.26)%		(5,157,767)

NET ASSETS-100.00%		$50,288,031

Investment Abbreviations:
REIT-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco S&P SmallCap Financials ETF (PSCF)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)	Restricted security. The value of this security at August 31, 2021 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Invesco Mortgage Capital, Inc.	$86,109	$138,651	$(67,744)	$124,021	$(119,430)	$161,607	$12,286
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	1,103,848	(1,103,848)	-	-	-	5
Invesco Premier U.S. Government Money Portfolio, Institutional Class	12,423	272,028	(284,451)	-	-	-	-
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	812,376	10,653,149	(9,910,227)	-	-	1,555,298	175	*
Invesco Private Prime Fund	270,798	14,866,216	(11,508,061)	-	76	3,629,029	1,668	*

Total	$1,181,706	$27,033,892	$(22,874,331)	$124,021	$(119,354)	$5,345,934	$14,134

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P SmallCap Health Care ETF (PSCH)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Biotechnology-13.32%
Anika Therapeutics, Inc.(b)	60,877	$2,625,625
Coherus Biosciences, Inc.(b)(c)	281,992	4,506,232
Cytokinetics, Inc.(b)(c)	345,768	11,399,971
Eagle Pharmaceuticals, Inc.(b)(c)	49,354	2,634,023
Enanta Pharmaceuticals, Inc.(b)	76,032	4,349,030
Myriad Genetics, Inc.(b)	325,945	11,662,312
Organogenesis Holdings, Inc.(b)	211,531	3,608,719
REGENXBIO, Inc.(b)	147,454	4,762,764
Spectrum Pharmaceuticals, Inc.(b)(c)	683,265	1,605,673
Vanda Pharmaceuticals, Inc.(b)	235,038	3,934,536
Vericel Corp.(b)(c)	196,095	10,622,466
Xencor, Inc.(b)	246,303	8,342,283

		70,053,634

Health Care Equipment & Supplies-28.80%
AngioDynamics, Inc.(b)	161,327	4,565,554
Avanos Medical, Inc.(b)	203,354	6,710,682
BioLife Solutions, Inc.(b)	133,269	7,777,579
Cardiovascular Systems, Inc.(b)	169,893	6,080,470
CONMED Corp.	123,065	16,163,357
CryoLife, Inc.(b)(c)	165,392	4,339,886
Cutera, Inc.(b)(c)	75,310	3,745,919
Glaukos Corp.(b)(c)	195,782	11,674,481
Heska Corp.(b)(c)	41,895	11,114,744
Inogen, Inc.(b)	78,630	4,654,110
Integer Holdings Corp.(b)	139,491	13,780,316
Invacare Corp.(b)(c)	147,854	1,250,845
Lantheus Holdings, Inc.(b)	285,483	7,528,187
LeMaitre Vascular, Inc.(c)	72,352	4,096,570
Meridian Bioscience, Inc.(b)(c)	183,294	3,709,871
Merit Medical Systems, Inc.(b)	208,453	14,960,672
Mesa Laboratories, Inc.	20,660	5,514,567
Natus Medical, Inc.(b)	144,157	3,823,044
OraSure Technologies, Inc.(b)(c)	304,405	3,333,235
Orthofix Medical, Inc.(b)	82,738	3,508,091
SurModics, Inc.(b)	58,664	3,523,946
Tactile Systems Technology, Inc.(b)(c)	83,128	3,697,533
Varex Imaging Corp.(b)(c)	166,247	4,849,425
Zynex, Inc.(b)(c)	82,549	1,106,982

		151,510,066

Health Care Providers & Services-32.43%
Addus HomeCare Corp.(b)	63,909	5,746,697
AMN Healthcare Services, Inc.(b)	199,906	22,693,329
Apollo Medical Holdings, Inc.(b)(c)	55,836	4,238,511
Community Health Systems, Inc.(b)	525,439	6,468,154
CorVel Corp.(b)	38,512	6,347,163
Covetrus, Inc.(b)	421,793	9,528,304
Cross Country Healthcare, Inc.(b)	148,193	3,223,198
Ensign Group, Inc. (The)	218,610	17,853,879
Fulgent Genetics, Inc.(b)(c)	74,845	6,828,858
Hanger, Inc.(b)	163,036	3,893,300
Joint Corp. (The)(b)	55,832	5,704,355
Magellan Health, Inc.(b)	98,463	9,316,569
MEDNAX, Inc.(b)	364,622	11,708,012
ModivCare, Inc.(b)	51,594	10,177,432
Owens & Minor, Inc.	317,891	11,850,977
Pennant Group, Inc. (The)(b)	107,758	3,294,162

	Shares	Value
Health Care Providers & Services-(continued)
RadNet, Inc.(b)	185,033	$5,811,887
Select Medical Holdings Corp.	456,316	15,774,844
Tivity Health, Inc.(b)(c)	160,367	3,728,533
US Physical Therapy, Inc.	54,557	6,404,992

		170,593,156

Health Care Technology-9.91%
Allscripts Healthcare Solutions, Inc.(b)(c)	597,155	9,172,301
Computer Programs & Systems, Inc.(b)	54,207	1,928,143
HealthStream, Inc.(b)	106,767	3,244,649
NextGen Healthcare, Inc.(b)	235,350	3,591,441
Omnicell, Inc.(b)	182,702	28,368,139
Simulations Plus, Inc.(c)	64,669	2,864,837
Tabula Rasa HealthCare, Inc.(b)(c)	95,633	2,994,269

		52,163,779

Life Sciences Tools & Services-4.61%
NeoGenomics, Inc.(b)(c)	498,854	24,254,281

Pharmaceuticals-10.92%
Amphastar Pharmaceuticals, Inc.(b)	155,159	3,050,426
ANI Pharmaceuticals, Inc.(b)	42,000	1,273,860
Cara Therapeutics, Inc.(b)(c)	182,088	2,873,349
Collegium Pharmaceutical, Inc.(b)(c)	149,106	3,061,146
Corcept Therapeutics, Inc.(b)	444,035	9,449,065
Endo International PLC(b)	986,926	2,260,060
Innoviva, Inc.(b)(c)	265,965	4,058,626
Pacira BioSciences, Inc.(b)	186,234	11,041,814
Phibro Animal Health Corp., Class A	86,034	2,089,766
Prestige Consumer Healthcare, Inc.(b)	211,133	12,116,923
Supernus Pharmaceuticals, Inc.(b)(c)	224,281	6,174,456

		57,449,491

Total Common Stocks & Other Equity Interests (Cost $444,628,649)		526,024,407

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $155,654)	155,654	155,654

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $444,784,303)		526,180,061

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-16.47%
Invesco Private Government Fund, 0.02%(d)(e)(f)	25,999,273	25,999,273

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco S&P SmallCap Health Care ETF (PSCH)–(continued)

August 31, 2021

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(d)(e)(f)	60,640,715	$60,664,971

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $86,664,244)		86,664,244

TOTAL INVESTMENTS IN SECURITIES-116.49% (Cost $531,448,547)		612,844,305
OTHER ASSETS LESS LIABILITIES-(16.49)%		(86,740,721)

NET ASSETS-100.00%		$526,103,584

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c) All or a portion of this security was out on loan at August 31, 2021.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$11,321,465	$(11,165,811)	$-	$-	$155,654	$31
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	14,338,219	130,008,440	(118,347,386)	-	-	25,999,273	2,490	*
Invesco Private Prime Fund	4,779,495	198,331,911	(142,447,379)	-	944	60,664,971	26,791	*

Total	$19,117,714	$339,661,816	$(271,960,576)	$-	$944	$86,819,898	$29,312

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P SmallCap Industrials ETF (PSCI)

August 31, 2021

Schedule of Investments(a)

	Shares	Value

Common Stocks & Other Equity Interests-100.02%
Aerospace & Defense-6.65%
AAR Corp.(b)	23,463	$794,223
Aerojet Rocketdyne Holdings, Inc.(c)	52,506	2,180,049
AeroVironment, Inc.(b)	15,869	1,624,351
Kaman Corp.	19,653	768,039
Moog, Inc., Class A	20,684	1,643,137
National Presto Industries, Inc.	3,680	307,427
Park Aerospace Corp.	13,252	193,214
Triumph Group, Inc.(b)	43,113	795,866

		8,306,306

Air Freight & Logistics-4.34%
Atlas Air Worldwide Holdings, Inc.(b)	19,476	1,425,059
Echo Global Logistics, Inc.(b)	18,824	618,933
Forward Air Corp.	19,306	1,702,210
Hub Group, Inc., Class A(b)	23,862	1,675,112

		5,421,314

Airlines-3.50%
Allegiant Travel Co.(b)	10,295	1,981,170
Hawaiian Holdings, Inc.(b)(c)	36,117	730,286
SkyWest, Inc.(b)	35,579	1,659,760

		4,371,216

Building Products-11.69%
AAON, Inc.	28,820	1,962,930
American Woodmark Corp.(b)	12,015	846,577
Apogee Enterprises, Inc.	18,220	783,096
Gibraltar Industries, Inc.(b)	23,060	1,721,660
Griffon Corp.	32,046	775,513
Insteel Industries, Inc.	13,668	505,716
PGT Innovations, Inc.(b)	42,079	893,337
Quanex Building Products Corp.	23,742	559,362
Resideo Technologies, Inc.(b)	101,460	3,271,070
UFP Industries, Inc.	43,616	3,274,689

		14,593,950

Commercial Services & Supplies-11.75%
ABM Industries, Inc.	47,297	2,342,147
Brady Corp., Class A	34,291	1,828,739
CoreCivic, Inc.(b)	84,998	826,181
Deluxe Corp.	29,824	1,143,750
Harsco Corp.(b)	55,945	1,020,437
HNI Corp.	30,777	1,166,141
Interface, Inc.	41,703	599,689
Matthews International Corp., Class A	22,371	828,398
Pitney Bowes, Inc.	124,018	926,414
Team, Inc.(b)	21,833	97,812
UniFirst Corp.	10,742	2,460,670
US Ecology, Inc.(b)(c)	22,270	798,380
Viad Corp.(b)	14,476	625,218

		14,663,976

Construction & Engineering-5.16%
Arcosa, Inc.	34,047	1,730,269
Comfort Systems USA, Inc.	25,643	1,948,355
Granite Construction, Inc.	32,360	1,311,874

	Shares	Value

Construction & Engineering-(continued)
Matrix Service Co.(b)	18,745	$211,444
MYR Group, Inc.(b)	11,892	1,236,887

		6,438,829

Electrical Equipment-3.37%
AZZ, Inc.	17,678	946,657
Encore Wire Corp.	14,582	1,239,616
Powell Industries, Inc.	6,280	158,884
Vicor Corp.(b)	15,087	1,861,283

		4,206,440

Industrial Conglomerates-1.19%
Raven Industries, Inc.(b)	25,383	1,481,098

Machinery-33.86%
Alamo Group, Inc.	6,994	1,084,140
Albany International Corp., Class A	21,696	1,699,448
Astec Industries, Inc.	16,064	982,153
Barnes Group, Inc.	32,932	1,569,868
Chart Industries, Inc.(b)(c)	25,115	4,731,164
CIRCOR International, Inc.(b)	14,309	511,547
Enerpac Tool Group Corp.	42,486	1,068,948
EnPro Industries, Inc.	14,557	1,244,769
ESCO Technologies, Inc.	18,403	1,658,478
Federal Signal Corp.	42,781	1,738,192
Franklin Electric Co., Inc.	27,193	2,310,861
Greenbrier Cos., Inc. (The)(c)	23,198	1,023,032
Hillenbrand, Inc.	53,052	2,462,674
John Bean Technologies Corp.	22,395	3,267,206
Lindsay Corp.	7,708	1,269,893
Lydall, Inc.(b)	12,097	749,772
Meritor, Inc.(b)	51,292	1,216,646
Mueller Industries, Inc.	40,247	1,795,419
Proto Labs, Inc.(b)(c)	19,569	1,451,237
SPX Corp.(b)	31,980	1,998,110
SPX FLOW, Inc.	29,761	2,396,653
Standex International Corp.	8,665	859,915
Tennant Co.	13,153	973,059
Titan International, Inc.(b)	35,709	296,742
Wabash National Corp.	36,664	569,758
Watts Water Technologies, Inc., Class A	19,433	3,334,120

		42,263,804

Marine-1.94%
Matson, Inc.	30,621	2,424,265

Professional Services-8.80%
Exponent, Inc.	36,777	4,299,231
Forrester Research, Inc.(b)	7,841	372,840
Heidrick & Struggles International, Inc.	13,780	595,572
Kelly Services, Inc., Class A	23,668	460,106
Korn Ferry	38,083	2,692,087
ManTech International Corp., Class A	19,381	1,534,394
Resources Connection, Inc.	21,804	344,503
TrueBlue, Inc.(b)	25,068	685,108

		10,983,841

Road & Rail-1.94%
ArcBest Corp.	17,940	1,197,136

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P SmallCap Industrials ETF (PSCI)–(continued)

August 31, 2021

	Shares	Value
Road & Rail-(continued)
Heartland Express, Inc.	34,446	$578,004
Marten Transport Ltd.	41,531	647,468

		2,422,608

Trading Companies & Distributors-5.83%
Applied Industrial Technologies, Inc.	27,398	2,433,216
Boise Cascade Co.	27,795	1,607,941
DXP Enterprises, Inc.(b)	12,488	374,390
GMS, Inc.(b)	30,280	1,496,135
NOW, Inc.(b)	77,916	598,395
Veritiv Corp.(b)	8,635	774,301

		7,284,378

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $110,878,794)		124,862,025

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-4.94%
Invesco Private Government Fund, 0.02%(d)(e)(f)	1,848,380	$1,848,380
Invesco Private Prime Fund, 0.11%(d)(e)(f)	4,311,161	4,312,886

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,161,266)		6,161,266

TOTAL INVESTMENTS IN SECURITIES-104.96% (Cost $117,040,060)		131,023,291
OTHER ASSETS LESS LIABILITIES-(4.96)%		(6,187,667)

NET ASSETS-100.00%		$124,835,624

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$1,943,595	$(1,943,595)	$-	$-	$-	$8

Invesco Premier U.S. Government Money Portfolio, Institutional Class	17,286	64,589	(81,875)	-	-	-	-

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	9,733,994	(7,885,614)	-	-	1,848,380	98	*

Invesco Private Prime Fund	-	18,269,060	(13,956,174)	-	-	4,312,886	1,387	*

Total	$17,286	$30,011,238	$(23,867,258)	$-	$-	$6,161,266	$1,493

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P SmallCap Information Technology ETF (PSCT)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.07%
Communications Equipment-7.64%
ADTRAN, Inc.	157,088	$3,245,438
Applied Optoelectronics, Inc.(b)(c)	80,215	587,976
CalAmp Corp.(b)	114,390	1,297,183
Comtech Telecommunications Corp.	84,565	2,158,099
Digi International, Inc.(b)	110,455	2,427,801
Extreme Networks, Inc.(b)	409,166	4,431,268
Harmonic, Inc.(b)(c)	328,105	3,031,690
NETGEAR, Inc.(b)(c)	98,889	3,533,304
Plantronics, Inc.(b)(c)	123,581	3,680,242
Viavi Solutions, Inc.(b)(c)	741,828	12,084,378

		36,477,379

Electronic Equipment, Instruments & Components-27.65%
Advanced Energy Industries, Inc.	124,645	11,240,486
Arlo Technologies, Inc.(b)	263,802	1,635,572
Badger Meter, Inc.	94,684	10,139,710
Benchmark Electronics, Inc.	116,248	3,142,183
CTS Corp.	104,993	3,683,155
Daktronics, Inc.(b)	119,681	728,857
ePlus, Inc.(b)	43,827	4,742,958
Fabrinet (Thailand)(b)	119,687	12,330,155
FARO Technologies, Inc.(b)	58,923	4,062,152
Insight Enterprises, Inc.(b)(c)	114,608	11,792,017
Itron, Inc.(b)	146,438	12,302,256
Knowles Corp.(b)(c)	300,543	6,010,860
Methode Electronics, Inc.(c)	124,528	5,799,269
OSI Systems, Inc.(b)(c)	54,148	5,357,403
PC Connection, Inc.	35,703	1,728,382
Plexus Corp.(b)(c)	92,785	8,520,447
Rogers Corp.(b)(c)	60,725	12,898,597
Sanmina Corp.(b)	211,219	8,338,926
ScanSource, Inc.(b)	82,655	2,940,865
TTM Technologies, Inc.(b)	323,562	4,529,868

		131,924,118

IT Services-10.85%
CSG Systems International, Inc.	106,755	5,146,659
EVERTEC, Inc. (Puerto Rico)	194,357	8,989,011
ExlService Holdings, Inc.(b)	108,566	13,368,817
Perficient, Inc.(b)	107,225	12,783,364
TTEC Holdings, Inc.(c)	59,149	6,237,854
Unisys Corp.(b)	217,538	5,266,595

		51,792,300

Semiconductors & Semiconductor Equipment-27.06%
Axcelis Technologies, Inc.(b)	109,063	5,421,522
CEVA, Inc.(b)	74,046	3,572,720
Cohu, Inc.(b)	156,843	5,596,158
Diodes, Inc.(b)	137,527	13,316,739
DSP Group, Inc.(b)	73,128	1,601,503
FormFactor, Inc.(b)	251,850	9,791,928
Ichor Holdings Ltd.(b)	91,139	4,038,369
Kulicke & Soffa Industries, Inc. (Singapore)	201,359	14,133,388

	Shares	Value
Semiconductors & Semiconductor Equipment-(continued)
MaxLinear, Inc.(b)	222,524	$11,622,429
Onto Innovation, Inc.(b)	159,142	11,797,196
PDF Solutions, Inc.(b)	95,890	2,159,443
Photronics, Inc.(b)	205,733	3,100,396
Power Integrations, Inc.	196,750	21,374,920
Rambus, Inc.(b)	365,049	8,688,166
SMART Global Holdings, Inc.(b)(c)	54,112	2,622,268
Ultra Clean Holdings, Inc.(b)	142,147	6,572,877
Veeco Instruments, Inc.(b)(c)	162,883	3,712,104

		129,122,126

Software-23.70%
8x8, Inc.(b)(c)	356,603	8,611,963
Agilysys, Inc.(b)	66,701	3,790,618
Alarm.com Holdings, Inc.(b)	146,917	12,389,511
Bottomline Technologies (DE), Inc.(b)	127,659	5,396,146
Ebix, Inc.(c)	76,321	2,196,518
InterDigital, Inc.(c)	99,776	7,194,847
LivePerson, Inc.(b)(c)	208,093	13,338,761
MicroStrategy, Inc., Class A(b)(c)	25,250	17,531,075
OneSpan, Inc.(b)	109,782	2,115,499
Progress Software Corp.	142,770	6,647,371
SPS Commerce, Inc.(b)	116,371	15,771,762
Vonage Holdings Corp.(b)	766,799	10,811,866
Xperi Holding Corp.	340,368	7,273,664

		113,069,601

Technology Hardware, Storage & Peripherals-3.17%
3D Systems Corp.(b)(c)	405,790	12,352,248
Diebold Nixdorf, Inc.(b)	253,913	2,762,573

		15,114,821

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.07% (Cost $336,994,176)		477,500,345

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-14.48%
Invesco Private Government Fund, 0.02%(d)(e)(f)	20,615,016	20,615,016
Invesco Private Prime Fund, 0.11%(d)(e)(f)	48,430,406	48,449,778

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $69,064,794)		69,064,794

TOTAL INVESTMENTS IN SECURITIES-114.55% (Cost $406,058,970)		546,565,139
OTHER ASSETS LESS LIABILITIES-(14.55)%		(69,408,586)

NET ASSETS-100.00%		$477,156,553

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco S&P SmallCap Information Technology ETF (PSCT)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$20,802,789	$(20,802,789)	$-	$-	$-	$52

Invesco Premier U.S. Government Money Portfolio, Institutional Class	13,058	82,479	(95,537)	-	-	-	-

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	2,815,934	103,363,477	(85,564,395)	-	-	20,615,016	1,225	*

Invesco Private Prime Fund	938,669	169,221,162	(121,710,236)	-	183	48,449,778	15,529	*

Total	$3,767,661	$293,469,907	$(228,172,957)	$-	$183	$69,064,794	$16,806

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P SmallCap Materials ETF (PSCM)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Chemicals-55.63%
AdvanSix, Inc.(b)	14,485	$528,702
American Vanguard Corp.	14,008	214,743
Balchem Corp.	16,528	2,320,862
Ferro Corp.(b)	42,664	887,411
FutureFuel Corp.	13,327	106,749
GCP Applied Technologies, Inc.(b)	24,990	595,762
H.B. Fuller Co.	26,623	1,798,916
Hawkins, Inc.	9,782	370,542
Innospec, Inc.	12,707	1,189,375
Koppers Holdings, Inc.(b)	10,968	360,847
Kraton Corp.(b)	16,598	699,108
Livent Corp.(b)(c)	75,108	1,867,936
Quaker Chemical Corp.	6,739	1,746,210
Rayonier Advanced Materials, Inc.(b)	32,839	231,843
Stepan Co.	10,900	1,281,404
Tredegar Corp.	13,390	177,819
Trinseo S.A.	20,004	1,038,808

		15,417,037

Containers & Packaging-5.93%
Myers Industries, Inc.	18,634	424,855
O-I Glass, Inc.(b)	80,465	1,217,436

		1,642,291

Metals & Mining-26.67%
Allegheny Technologies, Inc.(b)(c)	64,817	1,157,632
Arconic Corp.(b)	49,900	1,721,051
Carpenter Technology Corp.	24,802	827,147
Century Aluminum Co.(b)	26,050	333,961
Haynes International, Inc.	6,552	257,166
Kaiser Aluminum Corp.	8,183	1,033,185
Materion Corp.	10,532	769,152
Olympic Steel, Inc.	4,690	127,849

	Shares	Value
Metals & Mining-(continued)
SunCoke Energy, Inc.	42,847	$297,787
TimkenSteel Corp.(b)	19,824	271,192
Warrior Met Coal, Inc.	26,546	594,365

		7,390,487

Paper & Forest Products-11.74%
Clearwater Paper Corp.(b)	8,616	279,934
Domtar Corp.(b)	24,086	1,320,635
Glatfelter Corp.	22,954	362,673
Mercer International, Inc. (Germany)	20,444	232,653
Neenah, Inc.	8,697	438,242
Schweitzer-Mauduit International, Inc., Class A	16,219	620,701

		3,254,838

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $26,628,419)		27,704,653

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.44%
Invesco Private Government Fund, 0.02%(d)(e)(f)	452,121	452,121
Invesco Private Prime Fund, 0.11%(d)(e)(f)	1,054,526	1,054,948

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,507,069)		1,507,069

TOTAL INVESTMENTS IN SECURITIES-105.41% (Cost $28,135,488)		29,211,722
OTHER ASSETS LESS LIABILITIES-(5.41)%		(1,500,239)

NET ASSETS-100.00%		$27,711,483

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,049,626	$(1,049,626)	$-	$-	$-	$5
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	49,379	(49,379)	-	-	-	-

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P SmallCap Materials ETF (PSCM)–(continued)

August 31, 2021

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$463,942	$10,370,327	$(10,382,148)	$-	$-	$452,121	$104	*
Invesco Private Prime Fund	154,653	14,773,643	(13,873,459)	-	111	1,054,948	1,011	*

Total	$618,595	$26,242,975	$(25,354,612)	$-	$111	$1,507,069	$1,120

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-97.62%
Diversified Telecommunication Services-14.82%
ATN International, Inc.	10,231	$466,432
Cincinnati Bell, Inc.(b)	47,412	734,412
Cogent Communications Holdings, Inc.(c)	29,907	2,170,650
Consolidated Communications Holdings, Inc.(b)	68,530	635,273

		4,006,767

Entertainment-6.00%
Cinemark Holdings, Inc.(b)(c)	71,310	1,271,457
Marcus Corp. (The)(b)(c)	22,431	349,924

		1,621,381

Gas Utilities-15.46%
Chesapeake Utilities Corp.	9,084	1,187,279
Northwest Natural Holding Co.	19,828	1,020,150
South Jersey Industries, Inc.	79,470	1,971,651

		4,179,080

Interactive Media & Services-3.04%
QuinStreet, Inc.(b)	45,941	822,803

Media-21.79%
AMC Networks, Inc., Class A(b)(c)	16,856	801,166
E.W. Scripps Co. (The), Class A	51,926	962,708
Gannett Co., Inc.(b)	126,082	800,621
Meredith Corp.(b)	26,105	1,122,776
Scholastic Corp.	27,661	919,451
TechTarget, Inc.(b)(c)	15,174	1,283,417

		5,890,139

Multi-Utilities-10.16%
Avista Corp.	48,998	2,050,566
Unitil Corp.	14,010	694,896

		2,745,462

	Shares	Value
Water Utilities-23.93%
American States Water Co.	26,094	$2,406,128
California Water Service Group	35,935	2,283,669
Middlesex Water Co.	16,277	1,780,867

		6,470,664

Wireless Telecommunication Services-2.42%
Shenandoah Telecommunications Co.	21,981	655,693

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-97.62% (Cost $24,227,716)		26,391,989

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-10.49%
Invesco Private Government Fund, 0.02%(d)(e)(f)	850,628	850,628
Invesco Private Prime Fund, 0.11%(d)(e)(f)	1,984,005	1,984,799

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,835,427)		2,835,427

TOTAL INVESTMENTS IN SECURITIES-108.11% (Cost $27,063,143)		29,227,416
OTHER ASSETS LESS LIABILITIES-(8.11)%		(2,193,616)

NET ASSETS-100.00%		$27,033,800

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$2,803,519	$(2,803,519)	$-	$-	$-	$9
Invesco Premier U.S. Government Money Portfolio, Institutional Class	11,301	78,004	(89,305)	-	-	-	1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)–(continued)

August 31, 2021

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$557,235	$9,428,750	$(9,135,357)	$-	$-	$850,628	$82	*
Invesco Private Prime Fund	185,746	12,834,977	(11,035,979)	-	55	1,984,799	1,145	*

Total	$754,282	$25,145,250	$(23,064,160)	$-	$55	$2,835,427	$1,237

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

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47

Statements of Assets and Liabilities

August 31, 2021

	Invesco DWA SmallCap Momentum ETF (DWAS)	Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)	Invesco S&P SmallCap Consumer Staples ETF (PSCC)	Invesco S&P SmallCap Energy ETF (PSCE)
Assets:
Unaffiliated investments in securities, at value(a)	$455,973,240	$65,871,356	$46,977,326	$105,532,677
Affiliated investments in securities, at value(a)	91,310,578	4,809,873	2,011,668	9,000,794
Cash	-	-	-	-
Receivable for:
Dividends	154,785	16,315	7,355	99,148
Securities lending	13,115	479	2,534	942
Investments sold	3,467,508	3,407,068	-	455,350
Investments sold - affiliated broker	-	-	-	-

Total assets	550,919,226	74,105,091	48,998,883	115,088,911

Liabilities:
Due to custodian	88,045	2,826	-	-
Payable for:
Investments purchased	-	-	-	62,046
Investments purchased - affiliated broker	-	-	-	10,721
Collateral upon return of securities loaned	91,310,578	4,768,200	2,004,720	8,940,999
Fund shares repurchased	3,477,802	3,408,992	-	455,686
Accrued unitary management fees	229,295	17,901	11,994	30,708

Total liabilities	95,105,720	8,197,919	2,016,714	9,500,160

Net Assets	$455,813,506	$65,907,172	$46,982,169	$105,588,751

Net assets consist of:
Shares of beneficial interest	$723,779,249	$79,244,536	$56,180,657	$191,771,451
Distributable earnings (loss)	(267,965,743)	(13,337,364)	(9,198,488)	(86,182,700)

Net Assets	$455,813,506	$65,907,172	$46,982,169	$105,588,751

Shares outstanding (unlimited amount authorized, $0.01 par value)	5,230,000	580,000	460,000	16,220,000
Net asset value	$87.15	$113.63	$102.14	$6.51

Market price	$87.07	$113.46	$102.02	$6.52

Unaffiliated investments in securities, at cost	$407,483,846	$70,162,747	$45,038,735	$122,449,327

Affiliated investments in securities, at cost	$91,310,578	$4,809,873	$2,011,668	$9,000,794

(a) Includes securities on loan with an aggregate value of:	$89,411,157	$4,568,247	$2,022,037	$8,861,557

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P SmallCap Financials ETF (PSCF)	Invesco S&P SmallCap Health Care ETF (PSCH)	Invesco S&P SmallCap Industrials ETF (PSCI)	Invesco S&P SmallCap Information Technology ETF (PSCT)	Invesco S&P SmallCap Materials ETF (PSCM)	Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

$50,099,864	$526,024,407	$124,862,025	$477,500,345	$27,704,653	$26,391,989
5,345,934	86,819,898	6,161,266	69,064,794	1,507,069	2,835,427
-	-	-	-	-	1,452,255

48,261	42,887	95,115	121,501	25,332	66,966
510	7,722	606	4,630	140	337
6,639	-	960	251,640	-	-
-	-	-	-	-	599,147

55,501,208	612,894,914	131,119,972	546,942,910	29,237,194	31,346,121

16,415	-	92,309	607,598	11,732	-

-	-	-	-	-	-
-	-	-	-	-	1,470,306
5,184,327	86,664,244	6,161,266	69,064,794	1,507,069	2,835,427
-	-	-	-	-	-
12,435	127,086	30,773	113,965	6,910	6,588

5,213,177	86,791,330	6,284,348	69,786,357	1,525,711	4,312,321

$50,288,031	$526,103,584	$124,835,624	$477,156,553	$27,711,483	$27,033,800

$52,570,400	$530,403,470	$117,236,053	$347,511,988	$30,574,678	$32,118,023
(2,282,369)	(4,299,886)	7,599,571	129,644,565	(2,863,195)	(5,084,223)

$50,288,031	$526,103,584	$124,835,624	$477,156,553	$27,711,483	$27,033,800

860,000	2,750,000	1,320,000	3,240,000	420,000	400,000
$58.47	$191.31	$94.57	$147.27	$65.98	$67.58

$58.39	$190.92	$94.49	$147.28	$65.88	$67.44

$46,557,837	$444,628,649	$110,878,794	$336,994,176	$26,628,419	$24,227,716

$5,624,630	$86,819,898	$6,161,266	$69,064,794	$1,507,069	$2,835,427

$5,060,674	$85,649,528	$6,069,474	$67,392,644	$1,453,380	$2,812,688

49

Statements of Operations

For the year ended August 31, 2021

	Invesco DWA SmallCap Momentum ETF (DWAS)	Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)	Invesco S&P SmallCap Consumer Staples ETF (PSCC)	Invesco S&P SmallCap Energy ETF (PSCE)
Investment income:
Unaffiliated dividend income	$1,837,606	$439,626	$789,267	$637,571
Affiliated dividend income	27	10	6	11
Securities lending income	793,244	36,928	37,267	19,658
Foreign withholding tax	(385)	-	-	(552)

Total investment income	2,630,492	476,564	826,540	656,688

Expenses:
Unitary management fees	2,497,554	188,739	124,038	263,173
Tax expenses	-	464	-	-

Total expenses	2,497,554	189,203	124,038	263,173

Less: Waivers	(41)	(10)	(16)	(13)

Net expenses	2,497,513	189,193	124,022	263,160

Net investment income (loss)	132,979	287,371	702,518	393,528

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(31,068,193)	(1,327,199)	(1,134,796)	(9,021,332)
Affiliated investment securities	1,881	239	275	48
Unaffiliated in-kind redemptions	162,173,238	19,047,508	4,145,342	25,608,773
Affiliated in-kind redemptions	-	-	-	-

Net realized gain (loss)	131,106,926	17,720,548	3,010,821	16,587,489

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	3,864,195	(2,040,670)	5,741,360	(9,195,227)
Affiliated investment securities	1	-	-	-

Change in net unrealized appreciation (depreciation)	3,864,196	(2,040,670)	5,741,360	(9,195,227)

Net realized and unrealized gain	134,971,122	15,679,878	8,752,181	7,392,262

Net increase in net assets resulting from operations	$135,104,101	$15,967,249	$9,454,699	$7,785,790

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P SmallCap Financials ETF (PSCF)	Invesco S&P SmallCap Health Care ETF (PSCH)	Invesco S&P SmallCap Industrials ETF (PSCI)	Invesco S&P SmallCap Information Technology ETF (PSCT)	Invesco S&P SmallCap Materials ETF (PSCM)	Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

$880,886	$517,167	$856,951	$1,207,822	$261,878	$774,922
12,291	31	8	52	5	10
7,014	96,439	1,843	27,156	1,861	3,682
(1,222)	-	-	(190)	(1,153)	-

898,969	613,637	858,802	1,234,840	262,591	778,614

113,413	1,399,252	242,202	1,127,115	58,917	69,037
-	-	46	-	-	-

113,413	1,399,252	242,248	1,127,115	58,917	69,037

(14)	(60)	(15)	(45)	(5)	(16)

113,399	1,399,192	242,233	1,127,070	58,912	69,021

785,570	(785,555)	616,569	107,770	203,679	709,593

(1,531,683)	(20,452,375)	(1,097,064)	7,327,712	(560,610)	(2,086,597)
(62,484)	944	-	183	111	55
637,596	44,592,463	4,039,471	18,493,551	2,766,792	3,295,519
(56,870)	-	-	-	-	-

(1,013,441)	24,141,032	2,942,407	25,821,446	2,206,293	1,208,977

11,952,125	140,268,932	17,999,704	136,680,577	3,054,922	5,433,914
104,681	-	-	-	-	-

12,056,806	140,268,932	17,999,704	136,680,577	3,054,922	5,433,914

11,043,365	164,409,964	20,942,111	162,502,023	5,261,215	6,642,891

$11,828,935	$163,624,409	$21,558,680	$162,609,793	$5,464,894	$7,352,484

51

Statements of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	Invesco DWA SmallCap Momentum ETF (DWAS)		Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)
	2021	2020	2021	2020
Operations:
Net investment income	$132,979	$818,935	$287,371	$211,126
Net realized gain (loss)	131,106,926	(896,359)	17,720,548	(2,388,954)
Change in net unrealized appreciation (depreciation)	3,864,196	5,778,306	(2,040,670)	5,091,787

Net increase (decrease) in net assets resulting from operations	135,104,101	5,700,882	15,967,249	2,913,959

Distributions to Shareholders from:
Distributable earnings	(441,684)	(729,666)	(233,371)	(234,072)

Shareholder Transactions:
Proceeds from shares sold	767,918,832	280,618,408	120,948,147	19,431,251
Value of shares repurchased	(681,140,855)	(315,226,495)	(90,244,850)	(25,590,390)

Net increase (decrease) in net assets resulting from share transactions	86,777,977	(34,608,087)	30,703,297	(6,159,139)

Net increase (decrease) in net assets	221,440,394	(29,636,871)	46,437,175	(3,479,252)

Net assets:
Beginning of year	234,373,112	264,009,983	19,469,997	22,949,249

End of year	$455,813,506	$234,373,112	$65,907,172	$19,469,997

Changes in Shares Outstanding:
Shares sold	9,950,000	5,250,000	1,100,000	350,000
Shares repurchased	(8,670,000)	(6,250,000)	(820,000)	(450,000)
Shares outstanding, beginning of year	3,950,000	4,950,000	300,000	400,000

Shares outstanding, end of year	5,230,000	3,950,000	580,000	300,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco S&P SmallCap Consumer Staples ETF (PSCC)		Invesco S&P SmallCap Energy ETF (PSCE)		Invesco S&P SmallCap Financials ETF (PSCF)
2021	2020	2021	2020	2021	2020

$702,518	$747,718	$393,528	$171,925	$785,570	$2,207,941
3,010,821	1,173,733	16,587,489	(19,247,097)	(1,013,441)	(2,879,437)
5,741,360	3,019,613	(9,195,227)	9,081,669	12,056,806	(4,796,372)

9,454,699	4,941,064	7,785,790	(9,993,503)	11,828,935	(5,467,868)

(734,686)	(860,763)	(240,859)	(116,495)	(876,466)	(4,431,775)

22,954,941	25,313,403	210,541,973	12,794,138	22,229,937	11,130,955
(23,874,928)	(36,933,651)	(127,210,808)	(7,494,212)	(9,191,248)	(98,588,944)

(919,987)	(11,620,248)	83,331,165	5,299,926	13,038,689	(87,457,989)

7,800,026	(7,539,947)	90,876,096	(4,810,072)	23,991,158	(97,357,632)

39,182,143	46,722,090	14,712,655	19,522,727	26,296,873	123,654,505

$46,982,169	$39,182,143	$105,588,751	$14,712,655	$50,288,031	$26,296,873

220,000	350,000	31,060,000	2,550,000	400,000	200,000
(260,000)	(500,000)	(19,040,000)	(1,150,000)	(190,000)	(1,900,000)
500,000	650,000	4,200,000	2,800,000	650,000	2,350,000

460,000	500,000	16,220,000	4,200,000	860,000	650,000

53

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2021 and 2020

	Invesco S&P SmallCap Health Care ETF (PSCH)		Invesco S&P SmallCap Industrials ETF (PSCI)
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$(785,555)	$(791,332)	$616,569	$348,979
Net realized gain (loss)	24,141,032	5,423,048	2,942,407	(3,857,007)
Change in net unrealized appreciation (depreciation)	140,268,932	42,905,790	17,999,704	2,344,318

Net increase (decrease) in net assets resulting from operations	163,624,409	47,537,506	21,558,680	(1,163,710)

Distributions to Shareholders from:
Distributable earnings	-	-	(509,144)	(379,899)

Shareholder Transactions:
Proceeds from shares sold	93,123,057	166,002,432	74,571,539	16,499,914
Value of shares repurchased	(115,601,310)	(293,724,183)	(16,953,241)	(23,335,122)

Net increase (decrease) in net assets resulting from share transactions	(22,478,253)	(127,721,751)	57,618,298	(6,835,208)

Net increase (decrease) in net assets	141,146,156	(80,184,245)	78,667,834	(8,378,817)

Net assets:
Beginning of year	384,957,428	465,141,673	46,167,790	54,546,607

End of year	$526,103,584	$384,957,428	$124,835,624	$46,167,790

Changes in Shares Outstanding:
Shares sold	600,000	1,350,000	840,000	250,000
Shares repurchased	(750,000)	(2,500,000)	(220,000)	(400,000)
Shares outstanding, beginning of year	2,900,000	4,050,000	700,000	850,000

Shares outstanding, end of year	2,750,000	2,900,000	1,320,000	700,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco S&P SmallCap Information Technology ETF (PSCT)		Invesco S&P SmallCap Materials ETF (PSCM)		Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)
2021	2020	2021	2020	2021	2020

$107,770	$363,354	$203,679	$179,814	$709,593	$613,765
25,821,446	27,252,217	2,206,293	(3,019,236)	1,208,977	(2,032,926)
136,680,577	(7,922,730)	3,054,922	3,599,599	5,433,914	(662,580)

162,609,793	19,692,841	5,464,894	760,177	7,352,484	(2,081,741)

(177,198)	(419,646)	(193,769)	(202,623)	(269,592)	(832,908)

128,653,753	57,560,906	28,753,842	-	9,395,883	7,655,636
(58,471,170)	(135,701,019)	(14,742,171)	(6,455,764)	(11,429,660)	(33,177,725)

70,182,583	(78,140,113)	14,011,671	(6,455,764)	(2,033,777)	(25,522,089)

232,615,178	(58,866,918)	19,282,796	(5,898,210)	5,049,115	(28,436,738)

244,541,375	303,408,293	8,428,687	14,326,897	21,984,685	50,421,423

$477,156,553	$244,541,375	$27,711,483	$8,428,687	$27,033,800	$21,984,685

1,020,000	650,000	460,000	-	150,000	150,000
(480,000)	(1,600,000)	(240,000)	(150,000)	(200,000)	(650,000)
2,700,000	3,650,000	200,000	350,000	450,000	950,000

3,240,000	2,700,000	420,000	200,000	400,000	450,000

55

Financial Highlights

Invesco DWA SmallCap Momentum ETF (DWAS)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$59.33	$53.34	$59.34	$48.11		$35.42	$38.19

Net investment income (loss)(a)	0.03	0.20	(0.01)	(0.01)		0.14	0.15
Net realized and unrealized gain (loss) on investments	27.88	5.97	(5.99)	11.34		12.71	(2.81)

Total from investment operations	27.91	6.17	(6.00)	11.33		12.85	(2.66)

Distributions to shareholders from:
Net investment income	(0.09)	(0.18)	-	(0.10)		(0.16)	(0.11)

Net asset value at end of period	$87.15	$59.33	$53.34	$59.34		$48.11	$35.42

Market price at end of period(b)	$87.07	$59.39	$53.34	$59.36		$48.16	$35.40

Net Asset Value Total Return(c)	47.07%	11.65%	(10.11)%	23.60%		36.38%	(6.97)%
Market Price Total Return(c)	46.79%	11.77%	(10.14)%	23.51%		36.60%	(7.00)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$455,814	$234,373	$264,010	$453,972		$228,517	$155,857
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60%	0.60	%(d)	0.60%	0.60%
Net investment income (loss)	0.03%	0.39%	(0.03)%	(0.02	)%(d)	0.34%	0.41%
Portfolio turnover rate(e)	198%	185%	159%	100%		131%	169%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)

	Years Ended August 31,				Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019		2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$64.90	$57.37	$71.32		$55.45		$46.40	$49.35

Net investment income(a)	0.47	0.61	0.57		0.56		0.66	0.41
Net realized and unrealized gain (loss) on investments	48.59	7.57	(13.81)		15.78		9.12	(2.99)

Total from investment operations	49.06	8.18	(13.24)		16.34		9.78	(2.58)

Distributions to shareholders from:
Net investment income	(0.33)	(0.65)	(0.71)		(0.47)		(0.73)	(0.37)

Net asset value at end of period	$113.63	$64.90	$57.37		$71.32		$55.45	$46.40

Market price at end of period(b)	$113.46	$64.92	$57.36		$71.31		$55.51	$46.41

Net Asset Value Total Return(c)	75.74%	14.68%	(18.57)%		29.58%		21.15%	(5.23)%
Market Price Total Return(c)	75.42%	14.74%	(18.58)%		29.43%		21.26%	(5.24)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$65,907	$19,470	$22,949		$92,718		$66,543	$74,235
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.30	%(d)	0.29	%(e)	0.29%	0.29%
Net investment income	0.44%	1.08%	0.93	%(d)	1.07	%(e)	1.25%	0.86%
Portfolio turnover rate(f)	33%	27%	27%		9%		19%	33%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Financial Highlights–(continued)

Invesco S&P SmallCap Consumer Staples ETF (PSCC)

	Years Ended August 31,				Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019		2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$78.36	$71.88	$85.41		$72.47		$63.05	$57.26

Net investment income(a)	1.55	1.21	1.09		0.56		0.94	0.90
Net realized and unrealized gain (loss) on investments	23.85	6.60	(13.48)		12.91		9.64	5.75

Total from investment operations	25.40	7.81	(12.39)		13.47		10.58	6.65

Distributions to shareholders from:
Net investment income	(1.62)	(1.33)	(1.14)		(0.53)		(1.16)	(0.86)

Net asset value at end of period	$102.14	$78.36	$71.88		$85.41		$72.47	$63.05

Market price at end of period(b)	$102.02	$78.57	$71.66		$85.34		$72.54	$62.99

Net Asset Value Total Return(c)	32.77%	10.97%	(14.52)%		18.70%		16.88%	11.79%
Market Price Total Return(c)	32.27%	11.60%	(14.71)%		18.49%		17.11%	11.59%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$46,982	$39,182	$46,722		$89,681		$54,350	$69,360
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.30	%(d)	0.29	%(e)	0.29%	0.29%
Net investment income	1.64%	1.66%	1.41	%(d)	0.89	%(e)	1.38%	1.46%
Portfolio turnover rate(f)	30%	40%	59%		42%		62%	68%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Financial Highlights–(continued)

Invesco S&P SmallCap Energy ETF (PSCE)

	Years Ended August 31,				Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019		2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$3.50	$6.97	$16.34		$14.26		$16.73	$18.12

Net investment income (loss)(a)	0.03	0.05	(0.02)		(0.00	)(b)	(0.01)	0.06
Net realized and unrealized gain (loss) on investments	3.00	(3.49)	(9.33)		2.09		(2.44)	(1.36)

Total from investment operations	3.03	(3.44)	(9.35)		2.09		(2.45)	(1.30)

Distributions to shareholders from:
Net investment income	(0.02)	(0.03)	(0.02)		(0.01)		(0.01)	(0.09)
Return of capital	-	-	-		-		(0.01)	-

Total distributions	(0.02)	(0.03)	(0.02)		(0.01)		(0.02)	(0.09)

Net asset value at end of period	$6.51	$3.50	$6.97		$16.34		$14.26	$16.73

Market price at end of period(c)	$6.52	$3.52	$6.98		$16.33		$14.30	$16.75

Net Asset Value Total Return(d)	87.13%	(49.31)%	(57.29)%		14.64%		(14.69)%	(7.11)%
Market Price Total Return(d)	86.35%	(49.09)%	(57.20)%		14.25%		(14.55)%	(7.05)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$105,589	$14,713	$19,523		$60,475		$48,477	$52,686
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.31	%(e)	0.29	%(f)	0.29%	0.29%
Net investment income (loss)	0.43%	1.01%	(0.20	)%(e)	0.04	%(f)	(0.05)%	0.38%
Portfolio turnover rate(g)	26%	74%	48%		40%		39%	21%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights–(continued)

Invesco S&P SmallCap Financials ETF (PSCF)

	Years Ended August 31,				Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019		2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$40.46	$52.62	$60.04		$54.25		$43.73	$42.41

Net investment income(a)	1.06	1.45	1.48		1.05		1.25	1.14
Net realized and unrealized gain (loss) on investments	18.07	(10.89)	(6.48)		5.63		10.58	1.44

Total from investment operations	19.13	(9.44)	(5.00)		6.68		11.83	2.58

Distributions to shareholders from:
Net investment income	(1.12)	(2.23)	(1.85)		(0.89)		(1.09)	(1.18)
Net realized gains	-	(0.49)	(0.57)		-		(0.22)	(0.08)

Total distributions	(1.12)	(2.72)	(2.42)		(0.89)		(1.31)	(1.26)

Net asset value at end of period	$58.47	$40.46	$52.62		$60.04		$54.25	$43.73

Market price at end of period(b)	$58.39	$40.54	$52.54		$60.09		$54.31	$43.73

Net Asset Value Total Return(c)	47.97%	(18.02)%	(8.05)%		12.44%		27.23%	6.29%
Market Price Total Return(c)	47.48%	(17.72)%	(8.27)%		12.41%		27.37%	6.19%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$50,288	$26,297	$123,655		$267,169		$254,975	$196,797
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.30	%(d)	0.29	%(e)	0.29%	0.29%
Net investment income	2.01%	2.83%	2.73	%(d)	2.26	%(e)	2.44%	2.73%
Portfolio turnover rate(f)	19%	31%	16%		17%		21%	16%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Financial Highlights–(continued)

Invesco S&P SmallCap Health Care ETF (PSCH)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$132.74	$114.85	$144.76	$91.43		$67.03	$66.81

Net investment income (loss)(a)	(0.28)	(0.22)	(0.16)	(0.04)		(0.03)	0.00 (b)
Net realized and unrealized gain (loss) on investments	58.85	18.11	(29.74)	53.37		24.45	0.22

Total from investment operations	58.57	17.89	(29.90)	53.33		24.42	0.22

Distributions to shareholders from:
Net investment income	-	-	(0.01)	-		(0.02)	-

Net asset value at end of period	$191.31	$132.74	$114.85	$144.76		$91.43	$67.03

Market price at end of period(c)	$190.92	$132.83	$114.81	$144.99		$91.58	$67.00

Net Asset Value Total Return(d)	44.13%	15.58%	(20.66)%	58.32%		36.44%	0.33%
Market Price Total Return(d)	43.72%	15.69%	(20.82)%	58.31%		36.72%	0.21%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$526,104	$384,957	$465,142	$1,172,569		$237,717	$167,586
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29	%(e)	0.29%	0.29%
Net investment income (loss)	(0.16)%	(0.18)%	(0.13)%	(0.04	)%(e)	(0.04)%	0.01%
Portfolio turnover rate(f)	30%	19%	36%	20%		19%	23%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Financial Highlights–(continued)

Invesco S&P SmallCap Industrials ETF (PSCI)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$65.95	$64.17	$75.22	$62.13		$47.51	$45.55

Net investment income(a)	0.64	0.47	0.37	0.36		0.53	0.34
Net realized and unrealized gain (loss) on investments	28.53	1.81	(11.03)	13.07		14.62	1.96

Total from investment operations	29.17	2.28	(10.66)	13.43		15.15	2.30

Distributions to shareholders from:
Net investment income	(0.55)	(0.50)	(0.39)	(0.34)		(0.53)	(0.34)

Net asset value at end of period	$94.57	$65.95	$64.17	$75.22		$62.13	$47.51

Market price at end of period(b)	$94.49	$66.05	$64.21	$75.25		$62.21	$47.42

Net Asset Value Total Return(c)	44.37%	3.68%	(14.16)%	21.69%		32.00%	5.10%
Market Price Total Return(c)	44.03%	3.76%	(14.14)%	21.59%		32.42%	4.86%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$124,836	$46,168	$54,547	$154,205		$99,414	$57,007
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.30%(d)	0.29	%(e)	0.29%	0.29%
Net investment income	0.74%	0.74%	0.58%(d)	0.66	%(e)	0.94%	0.75%
Portfolio turnover rate(f)	9%	10%	9%	2%		7%	16%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P SmallCap Information Technology ETF (PSCT)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$90.57	$83.13	$89.80	$81.13		$61.26	$51.70

Net investment income(a)	0.04	0.11	0.25	0.27		0.19	0.10
Net realized and unrealized gain (loss) on investments	56.72	7.46	(6.62)	8.69		19.83	9.58

Total from investment operations	56.76	7.57	(6.37)	8.96		20.02	9.68

Distributions to shareholders from:
Net investment income	(0.06)	(0.13)	(0.30)	(0.29)		(0.15)	(0.12)

Net asset value at end of period	$147.27	$90.57	$83.13	$89.80		$81.13	$61.26

Market price at end of period(b)	$147.28	$90.67	$83.05	$89.71		$81.23	$61.28

Net Asset Value Total Return(c)	62.70%	9.12%	(7.08)%	11.09%		32.71%	18.75%
Market Price Total Return(c)	62.54%	9.35%	(7.08)%	10.85%		32.84%	18.63%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$477,157	$244,541	$303,408	$475,958		$575,996	$508,447
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29	%(d)	0.29%	0.29%
Net investment income	0.03%	0.13%	0.32%	0.40	%(d)	0.26%	0.18%
Portfolio turnover rate(e)	16%	19%	11%	15%		16%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Financial Highlights–(continued)

Invesco S&P SmallCap Materials ETF (PSCM)

	Years Ended August 31,				Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019		2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$42.14	$40.93	$55.57		$50.96		$38.70	$34.36

Net investment income(a)	0.61	0.66	0.44		0.40		0.41	0.35
Net realized and unrealized gain (loss) on investments	23.97	1.27	(14.56)		4.54		12.19	4.36

Total from investment operations	24.58	1.93	(14.12)		4.94		12.60	4.71

Distributions to shareholders from:
Net investment income	(0.74)	(0.72)	(0.52)		(0.33)		(0.34)	(0.37)

Net asset value at end of period	$65.98	$42.14	$40.93		$55.57		$50.96	$38.70

Market price at end of period(b)	$65.88	$41.99	$40.91		$55.57		$51.00	$38.77

Net Asset Value Total Return(c)	58.70%	4.91%	(25.50)%		9.73%		32.62%	13.89%
Market Price Total Return(c)	59.03%	4.59%	(25.54)%		9.65%		32.48%	14.07%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$27,711	$8,429	$14,327		$30,566		$48,411	$17,414
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.32	%(d)	0.29	%(e)	0.29%	0.29%
Net investment income	1.00%	1.58%	0.93	%(d)	0.91	%(e)	0.87%	1.01%
Portfolio turnover rate(f)	25%	25%	24%		9%		21%	16%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.03%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Financial Highlights–(continued)

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)

	Years Ended August 31,					Ten Months Ended August 31,		Years Ended October 31,
	2021		2020	2019		2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$48.85		$53.08	$55.80		$55.67		$45.61	$41.99

Net investment income(a)	1.75	(b)	0.91	1.22		1.14		0.87	1.06
Net realized and unrealized gain (loss) on investments	17.63		(4.03)	(2.70)		0.23		11.81	3.67

Total from investment operations	19.38		(3.12)	(1.48)		1.37		12.68	4.73

Distributions to shareholders from:
Net investment income	(0.65)		(1.11)	(1.24)		(1.24)		(0.86)	(1.11)
Net realized gains	-		-	-		-		(1.76)	-

Total distributions	(0.65)		(1.11)	(1.24)		(1.24)		(2.62)	(1.11)

Net asset value at end of period	$67.58		$48.85	$53.08		$55.80		$55.67	$45.61

Market price at end of period(c)	$67.44		$48.91	$53.01		$55.82		$55.70	$45.57

Net Asset Value Total Return(d)	40.03%		(5.94)%	(2.58)%		2.55%		28.66%	11.38%
Market Price Total Return(d)	39.57%		(5.70)%	(2.74)%		2.54%		28.83%	11.23%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$27,034		$21,985	$50,421		$61,381		$52,887	$47,895
Ratio to average net assets of:
Expenses	0.29%		0.29%	0.30	%(e)	0.29	%(f)	0.29%	0.29%
Net investment income	2.98	%(b)	1.78%	2.27	%(e)	2.58	%(f)	1.73%	2.35%
Portfolio turnover rate(g)	70%		64%	66%		48%		48%	69%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.69 and 1.17%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2021

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco DWA SmallCap Momentum ETF (DWAS)	“DWA SmallCap Momentum ETF”

Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)	“S&P SmallCap Consumer Discretionary ETF”

Invesco S&P SmallCap Consumer Staples ETF (PSCC)	“S&P SmallCap Consumer Staples ETF”

Invesco S&P SmallCap Energy ETF (PSCE)	“S&P SmallCap Energy ETF”

Invesco S&P SmallCap Financials ETF (PSCF)	“S&P SmallCap Financials ETF”

Invesco S&P SmallCap Health Care ETF (PSCH)	“S&P SmallCap Health Care ETF”

Invesco S&P SmallCap Industrials ETF (PSCI)	“S&P SmallCap Industrials ETF”

Invesco S&P SmallCap Information Technology ETF (PSCT)	“S&P SmallCap Information Technology ETF”

Invesco S&P SmallCap Materials ETF (PSCM)	“S&P SmallCap Materials ETF”

Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)	“S&P SmallCap Utilities & Communication Services ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA SmallCap Momentum ETF	Dorsey Wright® SmallCap Technical Leaders Index

S&P SmallCap Consumer Discretionary ETF	S&P SmallCap 600® Capped Consumer Discretionary Index

S&P SmallCap Consumer Staples ETF	S&P SmallCap 600® Capped Consumer Staples Index

S&P SmallCap Energy ETF	S&P SmallCap 600® Capped Energy Index

S&P SmallCap Financials ETF	S&P SmallCap 600® Capped Financials & Real Estate Index

S&P SmallCap Health Care ETF	S&P SmallCap 600® Capped Health Care Index

S&P SmallCap Industrials ETF	S&P SmallCap 600® Capped Industrials Index

S&P SmallCap Information Technology ETF	S&P SmallCap 600® Capped Information Technology Index

S&P SmallCap Materials ETF	S&P SmallCap 600® Capped Materials Index

S&P SmallCap Utilities & Communication Services ETF	S&P SmallCap 600® Capped Utilities & Communication Services Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed

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options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income

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included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects

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of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

J.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its

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management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because S&P SmallCap Consumer Staples ETF, S&P SmallCap Energy ETF, S&P SmallCap Materials ETF and S&P SmallCap Utilities & Communication Services ETF are non-diversified, and to the extent DWA SmallCap Momentum ETF becomes non-diversified, and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

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Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)
DWA SmallCap Momentum ETF	0.60%

S&P SmallCap Consumer Discretionary ETF	0.29%

S&P SmallCap Consumer Staples ETF	0.29%

S&P SmallCap Energy ETF	0.29%

S&P SmallCap Financials ETF	0.29%

S&P SmallCap Health Care ETF	0.29%

S&P SmallCap Industrials ETF	0.29%

S&P SmallCap Information Technology ETF	0.29%

S&P SmallCap Materials ETF	0.29%

S&P SmallCap Utilities & Communication Services ETF	0.29%

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2021, the Adviser waived fees for each Fund in the following amounts:

DWA SmallCap Momentum ETF	$41

S&P SmallCap Consumer Discretionary ETF	10

S&P SmallCap Consumer Staples ETF	16

S&P SmallCap Energy ETF	13

S&P SmallCap Financials ETF	14

S&P SmallCap Health Care ETF	60

S&P SmallCap Industrials ETF	15

S&P SmallCap Information Technology ETF	45

S&P SmallCap Materials ETF	5

S&P SmallCap Utilities & Communication Services ETF	16

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA SmallCap Momentum ETF	Dorsey, Wright & Associates, LLC

S&P SmallCap Consumer Discretionary ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Consumer Staples ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Energy ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Financials ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Health Care ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Industrials ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Information Technology ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Materials ETF	S&P Dow Jones Indices, LLC

S&P SmallCap Utilities & Communication Services ETF	S&P Dow Jones Indices, LLC

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Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2021, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

DWA SmallCap Momentum ETF	$66,269

S&P SmallCap Consumer Discretionary ETF	3,151

S&P SmallCap Consumer Staples ETF	1,317

S&P SmallCap Energy ETF	7,038

S&P SmallCap Financials ETF	1,132

S&P SmallCap Health Care ETF	14,561

S&P SmallCap Industrials ETF	1,170

S&P SmallCap Information Technology ETF	8,782

S&P SmallCap Materials ETF	668

S&P SmallCap Utilities & Communication Services ETF	2,956

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended August 31, 2021, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*
DWA SmallCap Momentum ETF	$400,604	$3,237,436	$109,027

S&P SmallCap Consumer Discretionary ETF	1,607,798	1,834,615	456,084

S&P SmallCap Consumer Staples ETF	-	122,417	(38,253)

S&P SmallCap Energy ETF	7,261,714	-	-

S&P SmallCap Financials ETF	1,272,275	-	-

S&P SmallCap Health Care ETF	16,375,390	-	-

S&P SmallCap Information Technology ETF	3,709,764	5,204,925	3,393,285

S&P SmallCap Materials ETF	2,054,682	-	-

S&P SmallCap Utilities & Communication Services ETF	277,846	2,244,872	83,133

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

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Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
DWA SmallCap Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$455,973,240	$-	$-	$455,973,240

Money Market Funds	-	91,310,578	-	91,310,578

Total Investments	$455,973,240	$91,310,578	$-	$547,283,818

S&P SmallCap Consumer Discretionary ETF

Investments in Securities

Common Stocks & Other Equity Interests	$65,871,356	$-	$-	$65,871,356

Money Market Funds	41,673	4,768,200	-	4,809,873

Total Investments	$65,913,029	$4,768,200	$-	$70,681,229

S&P SmallCap Consumer Staples ETF

Investments in Securities

Common Stocks & Other Equity Interests	$46,977,326	$-	$-	$46,977,326

Money Market Funds	6,948	2,004,720	-	2,011,668

Total Investments	$46,984,274	$2,004,720	$-	$48,988,994

S&P SmallCap Energy ETF

Investments in Securities

Common Stocks & Other Equity Interests	$105,532,677	$-	$-	$105,532,677

Money Market Funds	59,795	8,940,999	-	9,000,794

Total Investments	$105,592,472	$8,940,999	$-	$114,533,471

S&P SmallCap Financials ETF

Investments in Securities

Common Stocks & Other Equity Interests	$50,261,471	$-	$-	$50,261,471

Money Market Funds	-	5,184,327	-	5,184,327

Total Investments	$50,261,471	$5,184,327	$-	$55,445,798

S&P SmallCap Health Care ETF

Investments in Securities

Common Stocks & Other Equity Interests	$526,024,407	$-	$-	$526,024,407

Money Market Funds	155,654	86,664,244	-	86,819,898

Total Investments	$526,180,061	$86,664,244	$-	$612,844,305

S&P SmallCap Industrials ETF

Investments in Securities

Common Stocks & Other Equity Interests	$124,862,025	$-	$-	$124,862,025

Money Market Funds	-	6,161,266	-	6,161,266

Total Investments	$124,862,025	$6,161,266	$-	$131,023,291

S&P SmallCap Information Technology ETF

Investments in Securities

Common Stocks & Other Equity Interests	$477,500,345	$-	$-	$477,500,345

Money Market Funds	-	69,064,794	-	69,064,794

Total Investments	$477,500,345	$69,064,794	$-	$546,565,139

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	Level 1	Level 2	Level 3	Total
S&P SmallCap Materials ETF

Investments in Securities

Common Stocks & Other Equity Interests	$27,704,653	$-	$-	$27,704,653

Money Market Funds	-	1,507,069	-	1,507,069

Total Investments	$27,704,653	$1,507,069	$-	$29,211,722

S&P SmallCap Utilities & Communication Services ETF

Investments in Securities

Common Stocks & Other Equity Interests	$26,391,989	$-	$-	$26,391,989

Money Market Funds	-	2,835,427	-	2,835,427

Total Investments	$26,391,989	$2,835,427	$-	$29,227,416

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020:

	2021		2020
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
DWA SmallCap Momentum ETF	$441,684	$-	$729,666	$-

S&P SmallCap Consumer Discretionary ETF	233,371	-	234,072	-

S&P SmallCap Consumer Staples ETF	734,686	-	860,763	-

S&P SmallCap Energy ETF	240,859	-	116,495	-

S&P SmallCap Financials ETF	876,466	-	3,392,383	1,039,392

S&P SmallCap Health Care ETF	-	-	-	-

S&P SmallCap Industrials ETF	509,144	-	379,899	-

S&P SmallCap Information Technology ETF	177,198	-	419,646	-

S&P SmallCap Materials ETF	193,769	-	202,623	-

S&P SmallCap Utilities & Communication Services ETF	269,592	-	832,908	-

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-end:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets

DWA SmallCap Momentum ETF	$-	$47,725,923	$(315,636,867)	$(54,799)	$723,779,249	$455,813,506

S&P SmallCap Consumer Discretionary ETF	64,373	(4,730,473)	(8,671,264)	-	79,244,536	65,907,172

S&P SmallCap Consumer Staples ETF	72,239	1,326,810	(10,597,537)	-	56,180,657	46,982,169

S&P SmallCap Energy ETF	208,098	(19,018,427)	(67,372,371)	-	191,771,451	105,588,751

S&P SmallCap Financials ETF	-	2,166,089	(4,448,458)	-	52,570,400	50,288,031

S&P SmallCap Health Care ETF	-	65,129,612	(68,882,490)	(547,008)	530,403,470	526,103,584

S&P SmallCap Industrials ETF	167,407	12,206,100	(4,773,936)	-	117,236,053	124,835,624

S&P SmallCap Information Technology ETF	-	134,407,814	(4,693,821)	(69,428)	347,511,988	477,156,553

S&P SmallCap Materials ETF	30,323	592,414	(3,485,932)	-	30,574,678	27,711,483

S&P SmallCap Utilities & Communication Services ETF	512,990	1,080,386	(6,677,599)	-	32,118,023	27,033,800

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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The following table presents available capital loss carryforwards for each Fund as of August 31, 2021:

	No expiration
	Short-Term	Long-Term	Total*
DWA SmallCap Momentum ETF	$312,892,237	$2,744,630	$315,636,867

S&P SmallCap Consumer Discretionary ETF	731,393	7,939,871	8,671,264

S&P SmallCap Consumer Staples ETF	3,893,653	6,703,884	10,597,537

S&P SmallCap Energy ETF	17,156,550	50,215,821	67,372,371

S&P SmallCap Financials ETF	304,844	4,143,614	4,448,458

S&P SmallCap Health Care ETF	21,499,239	47,383,251	68,882,490

S&P SmallCap Industrials ETF	706,455	4,067,481	4,773,936

S&P SmallCap Information Technology ETF	-	4,693,821	4,693,821

S&P SmallCap Materials ETF	16,669	3,469,263	3,485,932

S&P SmallCap Utilities & Communication Services ETF	1,512,677	5,164,922	6,677,599

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA SmallCap Momentum ETF	$876,937,309	$884,541,943

S&P SmallCap Consumer Discretionary ETF	21,565,116	20,938,035

S&P SmallCap Consumer Staples ETF	12,537,378	12,524,936

S&P SmallCap Energy ETF	22,354,962	21,871,837

S&P SmallCap Financials ETF	7,561,165	7,217,887

S&P SmallCap Health Care ETF	144,521,307	142,019,652

S&P SmallCap Industrials ETF	7,704,599	9,417,658

S&P SmallCap Information Technology ETF	60,460,286	67,218,860

S&P SmallCap Materials ETF	4,885,208	5,002,024

S&P SmallCap Utilities & Communication Services ETF	16,264,832	16,381,679

For the fiscal year ended August 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA SmallCap Momentum ETF	$766,270,664	$671,616,696

S&P SmallCap Consumer Discretionary ETF	120,402,768	90,229,141

S&P SmallCap Consumer Staples ETF	22,941,012	23,860,911

S&P SmallCap Energy ETF	209,455,715	126,507,954

S&P SmallCap Financials ETF	22,106,176	9,213,046

S&P SmallCap Health Care ETF	93,122,275	118,955,568

S&P SmallCap Industrials ETF	74,518,516	15,012,922

S&P SmallCap Information Technology ETF	128,592,148	51,314,323

S&P SmallCap Materials ETF	28,699,413	14,530,014

S&P SmallCap Utilities & Communication Services ETF	9,402,764	11,405,636

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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At August 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
DWA SmallCap Momentum ETF	$80,882,991	$(33,157,068)	$47,725,923	$499,557,895

S&P SmallCap Consumer Discretionary ETF	3,279,806	(8,010,279)	(4,730,473)	75,411,702

S&P SmallCap Consumer Staples ETF	4,048,998	(2,722,188)	1,326,810	47,662,184

S&P SmallCap Energy ETF	2,636,310	(21,654,737)	(19,018,427)	133,551,898

S&P SmallCap Financials ETF	6,594,769	(4,428,680)	2,166,089	53,279,709

S&P SmallCap Health Care ETF	138,113,035	(72,983,423)	65,129,612	547,714,693

S&P SmallCap Industrials ETF	18,603,867	(6,397,767)	12,206,100	118,817,191

S&P SmallCap Information Technology ETF	148,618,278	(14,210,464)	134,407,814	412,157,325

S&P SmallCap Materials ETF	2,657,780	(2,065,366)	592,414	28,619,308

S&P SmallCap Utilities & Communication Services ETF	3,565,033	(2,484,647)	1,080,386	28,147,030

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and real estate investment trust distributions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2021, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA SmallCap Momentum ETF	$164,637	$(159,850,746)	$159,686,109

S&P SmallCap Consumer Discretionary ETF	464	(17,650,323)	17,649,859

S&P SmallCap Consumer Staples ETF	1,049	(2,574,497)	2,573,448

S&P SmallCap Energy ETF	-	(19,320,516)	19,320,516

S&P SmallCap Financials ETF	90,896	(157,761)	66,865

S&P SmallCap Health Care ETF	777,886	(36,859,848)	36,081,962

S&P SmallCap Industrials ETF	-	(3,132,500)	3,132,500

S&P SmallCap Information Technology ETF	-	(17,914,527)	17,914,527

S&P SmallCap Materials ETF	-	(2,642,577)	2,642,577

S&P SmallCap Utilities & Communication Services ETF	-	(2,406,697)	2,406,697

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement,

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Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco DWA SmallCap Momentum ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF and Invesco S&P SmallCap Utilities & Communication Services ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco DWA SmallCap Momentum ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF and Invesco S&P SmallCap Utilities & Communication Services ETF (ten of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 25, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2021.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco DWA SmallCap Momentum ETF (DWAS)
Actual	$1,000.00	$1,013.20	0.60%	$3.04
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06
Invesco S&P SmallCap Consumer Discretionary ETF (PSCD)
Actual	1,000.00	1,115.60	0.29	1.55
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Consumer Staples ETF (PSCC)
Actual	1,000.00	1,043.60	0.29	1.49
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Energy ETF (PSCE)
Actual	1,000.00	1,029.30	0.29	1.48
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Financials ETF (PSCF)
Actual	1,000.00	1,084.40	0.29	1.52
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

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Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P SmallCap Health Care ETF (PSCH)
Actual	$1,000.00	$1,035.90	0.29%	$1.49
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Industrials ETF (PSCI)
Actual	1,000.00	1,062.60	0.29	1.51
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Information Technology ETF (PSCT)
Actual	1,000.00	1,061.10	0.29	1.51
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Materials ETF (PSCM)
Actual	1,000.00	1,082.30	0.29	1.52
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
Invesco S&P SmallCap Utilities & Communication Services ETF (PSCU)
Actual	1,000.00	1,110.50	0.29	1.54
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*
Invesco DWA SmallCap Momentum ETF	0%	100%	100%	0%	0%	0%

Invesco S&P SmallCap Consumer Discretionary ETF	0%	100%	100%	0%	0%	0%

Invesco S&P SmallCap Consumer Staples ETF	0%	75%	76%	0%	0%	0%

Invesco S&P SmallCap Energy ETF	0%	95%	95%	0%	0%	0%

Invesco S&P SmallCap Financials ETF	32%	64%	64%	0%	0%	0%

Invesco S&P SmallCap Health Care ETF	0%	0%	0%	0%	0%	0%

Invesco S&P SmallCap Industrials ETF	0%	100%	100%	0%	0%	0%

Invesco S&P SmallCap Information Technology ETF	0%	100%	100%	0%	0%	0%

Invesco S&P SmallCap Materials ETF	0%	100%	99%	0%	0%	0%

Invesco S&P SmallCap Utilities & Communication Services ETF	0%	99%	99%	0%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	231	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	231	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

80

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	231	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

81

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	231	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010),
					Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

82

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008);Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	231	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	231	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

83

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	231	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

84

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	231	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments,
			Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	231	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

85

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	231	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

86

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO and Fund Administration, InvescoAdvisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

87

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

88

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

89

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 71 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF	Invesco S&P 500® Enhanced Value ETF
Invesco California AMT-Free Municipal Bond ETF	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF
Invesco CEF Income Composite ETF	Invesco S&P 500® High Beta ETF
Invesco China Technology ETF	Invesco S&P 500® High Dividend Low Volatility ETF
Invesco DWA Developed Markets Momentum ETF	Invesco S&P 500® Low Volatility ETF
Invesco DWA Emerging Markets Momentum ETF	Invesco S&P 500 Minimum Variance ETF
Invesco DWA SmallCap Momentum ETF	Invesco S&P 500® Momentum ETF
Invesco Emerging Markets Sovereign Debt ETF	Invesco S&P 500 Revenue ETF
Invesco FTSE International Low Beta Equal Weight ETF	Invesco S&P Emerging Markets Low Volatility ETF
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Invesco S&P Emerging Markets Momentum ETF
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	Invesco S&P International Developed High Dividend Low
Invesco FTSE RAFI Emerging Markets ETF	Volatility ETF
Invesco Fundamental High Yield® Corporate Bond ETF	Invesco S&P International Developed Low Volatility ETF
Invesco Fundamental Investment Grade Corporate Bond ETF	Invesco S&P International Developed Momentum ETF
Invesco Global Clean Energy ETF	Invesco S&P International Developed Quality ETF
Invesco Global Short Term High Yield Bond ETF	Invesco S&P MidCap 400 Revenue ETF
Invesco Global Water ETF	Invesco S&P MidCap Low Volatility ETF
Invesco International BuyBack Achievers™ ETF	Invesco S&P SmallCap 600 Revenue ETF
Invesco International Corporate Bond ETF	Invesco S&P SmallCap Consumer Discretionary ETF
Invesco KBW Bank ETF	Invesco S&P SmallCap Consumer Staples ETF
Invesco KBW High Dividend Yield Financial ETF	Invesco S&P SmallCap Energy ETF
Invesco KBW Premium Yield Equity REIT ETF	Invesco S&P SmallCap Financials ETF
Invesco KBW Property & Casualty Insurance ETF	Invesco S&P SmallCap Health Care ETF
Invesco KBW Regional Banking ETF	Invesco S&P SmallCap High Dividend Low Volatility ETF
Invesco National AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Industrials ETF
Invesco New York AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Information Technology ETF
Invesco Preferred ETF	Invesco S&P SmallCap Low Volatility ETF
Invesco PureBetaSM 0-5 Yr US TIPS ETF	Invesco S&P SmallCap Materials ETF
Invesco PureBetaSM FTSE Developed ex-North America ETF	Invesco S&P SmallCap Quality ETF
Invesco PureBetaSM FTSE Emerging Markets ETF	Invesco S&P SmallCap Utilities & Communication Services ETF
Invesco PureBetaSM MSCI USA ETF	Invesco S&P Ultra Dividend Revenue ETF
Invesco PureBetaSM MSCI USA Small Cap ETF	Invesco Senior Loan ETF
Invesco PureBetaSM US Aggregate Bond ETF	Invesco Taxable Municipal Bond ETF
Invesco Russell 1000 Enhanced Equal Weight ETF	Invesco Treasury Collateral ETF
Invesco Russell 1000 Equal Weight ETF	Invesco Variable Rate Preferred ETF
Invesco Russell 1000 Low Beta Equal Weight ETF	Invesco VRDO Tax-Free ETF

Also at the April 15, 2021 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of

90

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the ten-year period for Invesco VRDO Tax-Free ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for the Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

•	0.04%: Invesco PureBetaSM MSCI USA ETF

•	0.05%: Invesco PureBetaSM US Aggregate Bond ETF

•	0.06%: Invesco PureBetaSM MSCI USA Small Cap ETF

•	0.07%: Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF

•	0.08%: Invesco Treasury Collateral ETF

•	0.10%: Invesco S&P 500 Minimum Variance ETF

•	0.13%: Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

•	0.14%: Invesco PureBetaSM FTSE Emerging Markets ETF

•	0.20%: Invesco Russell 1000 Equal Weight ETF

•	0.22%: Invesco Fundamental Investment Grade Corporate Bond ETF

91

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

•

0.25%: Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free ETF

•	0.28%: Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

•

0.29%: Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

•	0.30%: Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

•

0.35%: Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF

•	0.39%: Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P Ultra Dividend Revenue ETF

•	0.45%: Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF

•	0.49%: Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

•

0.50%: Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

•	0.55%: Invesco International BuyBack Achievers™ ETF

•	0.60%: Invesco DWA SmallCap Momentum ETF

•	0.65%: Invesco Senior Loan ETF

•	0.70%: Invesco China Technology ETF

•	0.75%: Invesco Global Clean Energy ETF, Invesco Global Water ETF

•	0.80%: Invesco DWA Developed Markets Momentum ETF

•	0.90%: Invesco DWA Emerging Markets Momentum ETF

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco 1-30 Laddered Treasury ETF			X

Invesco California AMT-Free Municipal Bond ETF		N/A	X

Invesco CEF Income Composite ETF	X	N/A	X

Invesco China Technology ETF		N/A	X

Invesco DWA Developed Markets Momentum ETF			X

92

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco DWA Emerging Markets Momentum ETF			X

Invesco DWA SmallCap Momentum ETF			X

Invesco Emerging Markets Sovereign Debt ETF			X

Invesco FTSE International Low Beta Equal Weight ETF		X	X

Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF		X	X

Invesco FTSE RAFI Emerging Markets ETF	X		X

Invesco Fundamental High Yield® Corporate Bond ETF		X	X

Invesco Fundamental Investment Grade Corporate Bond ETF			X

Invesco Global Clean Energy ETF		N/A	X

Invesco Global Short Term High Yield Bond ETF	X	N/A	X

Invesco Global Water ETF		X	X

Invesco International BuyBack AchieversTM ETF			X

Invesco International Corporate Bond ETF			X

Invesco KBW Bank ETF	X		X

Invesco KBW High Dividend Yield Financial ETF	X		X

Invesco KBW Premium Yield Equity REIT ETF	X		X

Invesco KBW Property & Casualty Insurance ETF	X		X

Invesco KBW Regional Banking ETF	X		X

Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X

Invesco Preferred ETF		N/A	X

Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X

Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X

Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X

Invesco PureBetaSM MSCI USA ETF	X	X	X

Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X

Invesco PureBetaSM US Aggregate Bond ETF	X	X	X

Invesco Russell 1000 Enhanced Equal Weight ETF			X

Invesco Russell 1000 Equal Weight ETF	X		X

Invesco Russell 1000 Low Beta Equal Weight ETF			X

Invesco S&P 500 Enhanced Value ETF	X		X

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X

Invesco S&P 500® High Beta ETF	X		X

Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

Invesco S&P 500® Low Volatility ETF	X		X

Invesco S&P 500 Minimum Variance ETF	X	X	X

Invesco S&P 500 Momentum ETF	X	X	X

Invesco S&P 500 Revenue ETF			X

Invesco S&P Emerging Markets Low Volatility ETF	X		X

Invesco S&P Emerging Markets Momentum ETF	X		X

Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X

Invesco S&P International Developed Low Volatility ETF	X		X

Invesco S&P International Developed Momentum ETF	X	N/A	X

Invesco S&P International Developed Quality ETF	X	N/A	X

Invesco S&P MidCap 400 Revenue ETF			X

93

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco S&P MidCap Low Volatility ETF	X		X

Invesco S&P SmallCap 600 Revenue ETF		X	X

Invesco S&P SmallCap Consumer Discretionary ETF	X		X

Invesco S&P SmallCap Consumer Staples ETF	X		X

Invesco S&P SmallCap Energy ETF	X		X

Invesco S&P SmallCap Financials ETF	X		X

Invesco S&P SmallCap Health Care ETF	X		X

Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X

Invesco S&P SmallCap Industrials ETF	X		X

Invesco S&P SmallCap Information Technology ETF	X		X

Invesco S&P SmallCap Low Volatility ETF	X		X

Invesco S&P SmallCap Materials ETF	X		X

Invesco S&P SmallCap Quality ETF	X		X

Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X

Invesco S&P Ultra Dividend Revenue ETF		X	X

Invesco Senior Loan ETF	X	X	X

Invesco Taxable Municipal Bond ETF		N/A	X

Invesco Treasury Collateral ETF	X		X

Invesco Variable Rate Preferred ETF		X	X

Invesco VRDO Tax-Free ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Clean Energy ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect

94

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 15, 2021. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 12 and April 15, 2021 Board meetings, and Invesco Advisers, Inc., in connection with the April 15, 2021 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

95

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund on the excess cash invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ and other Invesco ETFs’ excess cash invested in the money market funds. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

96

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-SCS-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders August 31, 2021 IBBQ Invesco Nasdaq Biotechnology ETF SOXQ Invesco PHLX Semiconductor ETF TAN Invesco Solar ETF

2

The Market Environment

Domestic Equity

Despite a September selloff, US equity markets posted gains in the third quarter of 2020 as the US Federal Reserve (the Fed) extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new coronavirus (COVID-19) infections in many regions, combined with optimism about progress on a COVID-19 vaccine, further boosted stocks. October 2020 saw increased volatility as COVID-19 infection rates rose to record highs in the US and Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the fourth quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at calendar year-end to 1.63%1 at the August 31, 2021 fiscal year-end. Approval of a third COVID-19 vaccine in February 2021 boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. For both June and July, the Consumer Price Index (CPI) reported a 5.4% increase over the last 12 months, the biggest 12-month increase since August 2008.2 Even with evidence of higher prices, the Fed declined to raise interest rates at its July Federal Open Market Committee (FOMC) meeting. Despite ending the period on an up month, the US stock market saw continued volatility in August due to increasing COVID-19 infection rates in the US and abroad, as well as continued concerns over inflation. For the fiscal year ended August 31, 2021, the S&P 500 Index returned 31.17%.3

[1]	Source: Bloomberg LP
[2]	Source: Bureau of Labor Statistics, July 13, 2021
[3]	Source: Lipper Inc.

Global Equity

At the beginning of the fiscal year ended August 31, 2021, global equity markets posted gains as good news about coronavirus (COVID-19) vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Sectors that had been severely affected by the pandemic, including energy and financials, were among the fourth quarter’s top performers. Emerging market equities posted robust gains amplified by US dollar weakness.

Global equity markets ended the first quarter of 2021 in positive territory amid concerns about rising bond yields and inflation. The value-led equity rally continued in most regions, with value stocks outperforming growth stocks. The successful rollout of COVID-19 vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and easing of COVID-19-related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Despite continued concerns about inflation, the US benefited from the rebound of growth stocks and strong first-quarter earnings growth. European and UK equity markets also performed well, followed by Asia ex-Japan, while the Japanese equity market lagged due to slower progress on their vaccine rollout. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed on Chinese equities.

At the end of the fiscal year, global equity markets were positive as economic data was strong across developed markets amid the spread of the Delta variant across the globe. Emerging market equities were impacted by Chinese regulatory changes but managed to rebound by the end of August. Overall, developed market equities and emerging market equities had robust returns for the fiscal year.

3

IBBQ	Management’s Discussion of Fund Performance
Invesco Nasdaq Biotechnology ETF (IBBQ)

As an index fund, the Invesco Nasdaq Biotechnology ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq Biotechnology Index® (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles the Index, which is a modified market capitalization weighted index that is designed to measure the performance of securities listed on the Nasdaq Stock Market that are classified as either biotechnology or pharmaceutical companies. Eligible securities must (1) be classified under the biotechnology subsector or pharmaceuticals subsector of the Industry Classification Benchmark, (2) have a minimum market capitalization of $200 million at the time of the Index’s annual rebalancing, and (3) have a minimum average daily trading volume of 100,000 shares. The Index may include securities of large-, mid- and small-capitalization companies. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (June 11, 2021) through August 31, 2021, on a market price basis, the Fund returned 5.00%. On a net asset value (“NAV”) basis, the Fund returned 5.16%. During the same time period, the Index returned 5.15%. During the fiscal period, the Fund fully replicated the components of the Index and the Fund’s adviser waived 100% of its unitary management fee for the Fund. Therefore, the Fund’s performance, on a NAV basis, did not materially differ from the Index’s performance.

During this same time period, the S&P Composite 1500® Biotechnology Index (the “Benchmark Index”) returned 4.77%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 27 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the biotech industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the life sciences tools & services and pharmaceuticals sub-industries and most underweight in the biotechnology sub-industry during the fiscal period ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the biotechnology sub-industry.

For the fiscal period ended August 31, 2021, the biotechnology sub-industry contributed most significantly to the Fund’s return, followed by the life sciences tools & services sub-industry. The pharmaceuticals sub-industry detracted most significantly from the Fund’s return during the period, followed by the health care providers & services sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2021, included Moderna, Inc., a biotechnology company (portfolio average weight of 9.98%) and Regeneron Pharmaceuticals, Inc., a biotechnology company (portfolio average weight of 4.49%). Positions that detracted most significantly from the Fund’s return during the period included Biogen, Inc., a biotechnology company (portfolio average weight of 4.23%) and Amgen, Inc., a biotechnology company (portfolio average weight of 7.67%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Biotechnology	83.23
Life Sciences Tools & Services	7.91
Pharmaceuticals	7.61
Health Care Providers & Services	1.23
Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Moderna, Inc.	11.91
Gilead Sciences, Inc.	7.18
Amgen, Inc.	7.07
Illumina, Inc.	5.26
Regeneron Pharmaceuticals, Inc.	5.00
Vertex Pharmaceuticals, Inc.	4.08
Biogen, Inc.	4.05
Seagen, Inc.	2.41
BioNTech SE, ADR	2.07
Horizon Therapeutics PLC	1.92
Total	50.95

*	Excluding money market fund holdings.

4

Invesco Nasdaq Biotechnology ETF (IBBQ) (continued)

Fund Performance History as of August 31, 2021

Index	Fund Inception Cumulative
Nasdaq Biotechnology Index®	5.15%
S&P Composite 1500® Biotechnology Index	4.77
Fund
NAV Return	5.16
Market Price Return	5.00

Fund Inception: June 11, 2021

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.19% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. The Fund’s NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

SOXQ	Management’s Discussion of Fund Performance
Invesco PHLX Semiconductor ETF (SOXQ)

As an index fund, the Invesco PHLX Semiconductor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the PHLX Semiconductor Sector Index® (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles the Index, which is a modified market-capitalization weighted index designed to measure the performance of the 30 largest companies listed in the United States that are engaged in the semiconductor business, as determined by the Index Provider. Semiconductors include products such as memory chips, microprocessors, integrated circuits and related equipment that serve a wide variety of purposes in various types of electronics, including in personal household products, automobiles and computers, among others. The Index includes companies engaged in the design, distribution, manufacture and sale of semiconductors. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (June 11, 2021) through August 31, 2021, on a market price basis, the Fund returned 7.08%. On a net asset value (“NAV”) basis, the Fund returned 6.72%. During the same time period, the Index returned 6.73%. During the fiscal period, the Fund fully replicated the components of the Index and the Fund’s adviser waived 100% of its unitary management fee for the Fund. Therefore, the Fund’s performance, on a NAV basis, did not materially differ from the Index’s performance.

During this same time period, the S&P Composite 1500® Semiconductor Index (the “Benchmark Index”) returned 10.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 29 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the semiconductor industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electronic equipment, instruments & components industry and most underweight in the semiconductors & semiconductor equipment industry during the fiscal period ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the semiconductors & semiconductor equipment industry along with its overweight allocation to the electronic equipment, instruments & components industry.

For the fiscal period ended August 31, 2021, the semiconductors sub-industry contributed most significantly to the Fund’s return, followed by the semiconductor equipment sub-industry. The electronic manufacturing services sub-industry detracted most significantly from the Fund’s return during the period, followed by the electronic components sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2021, included NVIDIA Corp., a semiconductors & semiconductor equipment company (portfolio average weight of 9.57%) and Advanced Micro Devices, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 4.64%). Positions that detracted most significantly from the Fund’s return during the period included Intel Corp., a semiconductors & semiconductor equipment company (portfolio average weight of 7.41%) and Micron Technology, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 3.52%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Semiconductors & Semiconductor Equipment	98.58
Electronic Equipment, Instruments & Components	1.32
Money Market Funds Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
NVIDIA Corp.	10.29
QUALCOMM, Inc.	8.14
Broadcom, Inc.	7.86
Texas Instruments, Inc.	7.51
Intel Corp.	7.06
Advanced Micro Devices, Inc.	5.16
ASML Holding N.V., New York Shares	4.60
Marvell Technology, Inc.	4.20
KLA Corp.	4.00
NXP Semiconductors N.V.	3.80
Total	62.62

*	Excluding money market fund holdings.

6

Invesco PHLX Semiconductor ETF (SOXQ) (continued)

Fund Performance History as of August 31, 2021

Index	Fund Inception Cumulative
PHLX Semiconductor Sector Index®	6.73%
S&P Composite 1500® Semiconductor Index	10.66
Fund
NAV Return	6.72
Market Price Return	7.08

Fund Inception: June 11, 2021

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.19% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. The Index’s return assumes that dividends and capital gain distributions have been reinvested in the Index. The Fund’s NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

TAN	Management’s Discussion of Fund Performance
Invesco Solar ETF (TAN)

As an index fund, the Invesco Solar ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MAC Global Solar Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities (including American depositary receipts (“ADRs”)) that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MAC Indexing LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the global solar energy equity sector. The Index includes companies listed on exchanges in specified countries that derive a significant amount of their revenues from the following business segments of the solar industry: solar power equipment producers, including ancillary or enabling products such as tracking systems, inverters, batteries, or other energy storage systems; suppliers of raw materials, components or services to solar producers or developers; companies that produce solar equipment fabrication systems; companies involved in solar power system installation, development, integration, maintenance, or finance; companies that produce hydrogen using solar energy; companies that provide solar-powered charging systems for electric vehicles or other electric devices; companies selling systems that use solar thermal energy to produce heat or electricity; or companies that sell electricity derived from solar power. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 50.72%. On a net asset value (“NAV”) basis, the Fund returned 51.93%. During the same time period, the Index returned 55.94%. During the fiscal year, the Fund’s performance, on an NAV basis, differed from the return of the Index primarily due to the halting of GCL Poly Energy Holdings Limited (3800 HK), a semiconductors & semiconductor equipment company, which has been halted since March 31, 2021. While the index continues to hold the position at the last price of 1.98HKD, the Fund requires fair valuation, which values the position at a lower value. Additionally, the funds performance on an NAV basis also differed due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time of period of high returns.

During this same time period, the MSCI World Index (the “Benchmark Index”) returned 29.76%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,557 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equity markets in developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to target solar stocks whereas the Benchmark Index tracks a broad market universe.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors & semiconductor equipment industry and most underweight in the software industry during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to stock selection within the semiconductors & semiconductor equipment industry.

For the fiscal year ended August 31, 2021, the semiconductors & semiconductor equipment industry contributed most significantly to the Fund’s return, followed by the independent power & renewable electricity producers and electrical equipment industries, respectively. The chemicals industry detracted most significantly from the Fund’s return during the period, followed by the construction and engineering and electric utilities industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Enphase Energy, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 10.51%), and Xinyi Solar Holdings Ltd., a semiconductors & semiconductor equipment company (portfolio average weight of 6.84%). Positions that detracted most significantly from the Fund’s return during this period included Array Technologies, Inc., an electrical equipment company (portfolio average weight of 1.02%), and United Renewable Energy Co. Ltd., a semiconductors & semiconductor equipment company (portfolio average weight of 0.80%).

Industry Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Semiconductors & Semiconductor Equipment	57.48
Independent Power and Renewable Electricity Producers	22.38
Electrical Equipment	12.72
Industry Types Each Less Than 3%	6.63
Money Market Funds Plus Other Assets Less Liabilities	0.79

8

Invesco Solar ETF (TAN) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Enphase Energy, Inc.	11.13
SolarEdge Technologies, Inc.	10.89
Xinyi Solar Holdings Ltd.	8.00
First Solar, Inc.	6.70
Sunrun, Inc.	5.91
Daqo New Energy Corp., ADR	3.46
Shoals Technologies Group, Inc., Class A	2.79
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2.67
Array Technologies, Inc.	2.64
Atlantica Sustainable Infrastructure PLC	2.59
Total	56.78

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
MAC Global Solar Energy Index (Net)	55.94%	59.29%	304.15%	34.42%	338.79%	5.52%	71.08%	(7.08)%	(62.52)%
MSCI World Index (Net)	29.76	14.96	51.94	14.83	99.67	12.14	214.52	8.06	182.16
Fund
NAV Return	51.93	58.38	297.32	34.84	345.71	7.73	110.55	(5.60)	(53.76)
Market Price Return	50.72	58.29	296.59	34.64	342.40	7.72	110.34	(5.65)	(54.06)

9

Invesco Solar ETF (TAN) (continued)

Guggenheim Solar ETF (the “Predecessor Fund”) Inception: April 15, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.69% includes the management fee of 0.50% and 0.19% of other expenses. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

10

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

11

Invesco Nasdaq Biotechnology ETF (IBBQ)

August 31, 2021

Schedule of Investments(a)

	Shares	Value

Common Stocks & Other Equity Interests-99.98%

Biotechnology-83.23%
AC Immune S.A. (Switzerland)(b)	2,977	$24,203
Acadia Pharmaceuticals, Inc.(b)	6,570	115,041
Acceleron Pharma, Inc.(b)	2,483	332,424
Adaptimmune Therapeutics PLC, ADR(b)	5,595	28,926
Adicet Bio, Inc.(b)	1,290	10,772
Adverum Biotechnologies, Inc.(b)	4,004	9,730
Aeglea BioTherapeutics, Inc.(b)	2,025	14,681
Affimed N.V. (Germany)(b)	4,894	34,454
Agios Pharmaceuticals, Inc.(b)	2,530	113,040
Akebia Therapeutics, Inc.(b)	6,566	19,304
Akero Therapeutics, Inc.(b)	1,442	34,233
Akouos, Inc.(b)	1,432	17,026
Alector, Inc.(b)	3,267	88,307
Alkermes PLC(b)	6,584	205,816
Allakos, Inc.(b)	2,209	196,954
Allogene Therapeutics, Inc.(b)	5,808	138,521
Allovir, Inc.(b)	2,659	51,186
Alnylam Pharmaceuticals, Inc.(b)	4,818	970,490
Altimmune, Inc.(b)	1,584	23,744
ALX Oncology Holdings, Inc.(b)	1,632	114,240
Amarin Corp. PLC, ADR (Ireland)(b)	15,974	86,899
Amgen, Inc.	16,198	3,653,135
Amicus Therapeutics, Inc.(b)	10,881	123,935
AnaptysBio, Inc.(b)	1,111	28,453
Annexon, Inc.(b)	1,576	25,768
Apellis Pharmaceuticals, Inc.(b)	3,307	217,766
Applied Molecular Transport, Inc.(b)	1,577	47,420
Applied Therapeutics, Inc.(b)	1,052	16,527
Aprea Therapeutics, Inc. (Sweden)(b)	867	4,006
Arbutus Biopharma Corp. (Canada)(b)	3,931	13,483
Arcturus Therapeutics Holdings, Inc.(b)	1,055	57,825
Arcutis Biotherapeutics, Inc.(b)	2,039	43,166
Ardelyx, Inc.(b)	4,046	5,705
Arena Pharmaceuticals, Inc.(b)	2,482	131,347
Argenx SE, ADR (Netherlands)(b)	1,117	369,749
Arrowhead Pharmaceuticals, Inc.(b)	4,275	286,938
Ascendis Pharma A/S, ADR (Denmark)(b)	2,148	336,656
Assembly Biosciences, Inc.(b)	1,514	5,753
Atara Biotherapeutics, Inc.(b)	3,439	51,516
Athenex, Inc.(b)	3,826	13,965
Atreca, Inc., Class A(b)	1,252	7,349
Aurinia Pharmaceuticals, Inc. (Canada)(b)	5,268	85,763
Autolus Therapeutics PLC, ADR (United Kingdom)	2,208	15,169
Avidity Biosciences, Inc.(b)	1,877	42,871
Avrobio, Inc.(b)	1,705	11,355
Beam Therapeutics, Inc.(b)	2,584	286,617
BeiGene Ltd., ADR (China)(b)	2,045	630,473
BioCryst Pharmaceuticals, Inc.(b)	7,271	115,754
Biogen, Inc.(b)	6,172	2,091,753
BioMarin Pharmaceutical, Inc.(b)	7,482	630,059
BioNTech SE, ADR (Germany)(b)	3,242	1,067,234
Black Diamond Therapeutics, Inc.(b)	1,464	14,786
Bluebird Bio, Inc.(b)	2,785	50,965
Blueprint Medicines Corp.(b)	2,406	224,408
Bridgebio Pharma, Inc.(b)	6,104	305,871
Cabaletta Bio, Inc.(b)	1,040	10,587

	Shares	Value

Biotechnology-(continued)
Calithera Biosciences, Inc.(b)	3,020	$7,399
Cellectis S.A., ADR (France)(b)	768	11,044
ChemoCentryx, Inc.(b)	2,849	45,043
Chinook Therapeutics, Inc.(b)	1,826	24,761
Clovis Oncology, Inc.(b)	4,300	20,726
Coherus Biosciences, Inc.(b)	3,112	49,730
Concert Pharmaceuticals, Inc.(b)	1,309	4,961
Cortexyme, Inc.(b)	1,230	118,449
Crinetics Pharmaceuticals, Inc.(b)	1,541	36,321
CRISPR Therapeutics AG (Switzerland)(b)	3,113	388,969
Cytokinetics, Inc.(b)	3,359	110,746
CytomX Therapeutics, Inc.(b)	2,654	13,588
Deciphera Pharmaceuticals, Inc.(b)	2,396	75,474
Denali Therapeutics, Inc.(b)	4,954	263,553
Dicerna Pharmaceuticals, Inc.(b)	3,169	65,218
Eagle Pharmaceuticals, Inc.(b)	525	28,019
Editas Medicine, Inc.(b)	2,778	176,653
Eiger BioPharmaceuticals, Inc.(b)	1,344	10,940
Enanta Pharmaceuticals, Inc.(b)	845	48,334
Epizyme, Inc.(b)	4,161	21,471
Esperion Therapeutics, Inc.(b)	1,155	15,038
Exelixis, Inc.(b)	12,825	245,855
Fate Therapeutics, Inc.(b)	3,854	282,305
FibroGen, Inc.(b)	3,752	43,636
Flexion Therapeutics, Inc.(b)	2,024	12,104
Forma Therapeutics Holdings, Inc.(b)	1,946	46,762
Frequency Therapeutics, Inc.(b)	1,419	10,955
Fusion Pharmaceuticals, Inc. (Canada)	1,742	16,253
G1 Therapeutics, Inc.(b)	1,721	26,022
Galapagos N.V., ADR (Belgium)(b)	293	17,234
Gamida Cell Ltd. (Israel)(b)	2,402	10,905
Generation Bio Co.(b)	2,324	58,100
Genmab A/S, ADR (Denmark)(b)	1,974	93,548
Geron Corp.(b)	13,043	18,912
Gilead Sciences, Inc.	50,995	3,711,416
Global Blood Therapeutics, Inc.(b)	2,567	73,647
Gossamer Bio., Inc.(b)	3,120	31,013
Grifols S.A., ADR (Spain)	4,890	70,856
Halozyme Therapeutics, Inc.(b)	5,853	245,767
Harpoon Therapeutics, Inc.(b)	1,328	12,589
Homology Medicines, Inc.(b)	2,348	16,882
Horizon Therapeutics PLC(b)	9,201	994,536
Ideaya Biosciences, Inc.(b)	1,541	36,214
IGM Biosciences, Inc.(b)	1,048	74,628
I-Mab, ADR (China)(b)	1,296	91,912
Immunic, Inc.(b)	869	8,560
ImmunityBio, Inc.(b)	15,715	178,837
ImmunoGen, Inc.(b)	8,167	49,410
Immunovant, Inc.(b)	4,683	40,555
Incyte Corp.(b)	9,001	688,486
Inovio Pharmaceuticals, Inc.(b)(c)	8,555	73,915
Inozyme Pharma, Inc.(b)	960	14,803
Insmed, Inc.(b)	4,709	132,040
Intellia Therapeutics, Inc.(b)	2,791	448,039
Intercept Pharmaceuticals, Inc.(b)(c)	1,362	20,307
Ionis Pharmaceuticals, Inc.(b)	5,777	229,694
Iovance Biotherapeutics, Inc.(b)	6,240	150,197
Ironwood Pharmaceuticals, Inc.(b)	6,616	86,670

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco Nasdaq Biotechnology ETF (IBBQ)–(continued)

August 31, 2021

	Shares	Value
Biotechnology-(continued)
iTeos Therapeutics, Inc.(b)	1,439	$40,796
IVERIC bio, Inc.(b)	4,258	45,007
Jounce Therapeutics, Inc.(b)	2,092	13,012
Kadmon Holdings, Inc.(b)	7,024	38,492
KalVista Pharmaceuticals, Inc.(b)	1,013	20,706
Kamada Ltd. (Israel)(b)	1,833	9,862
Karuna Therapeutics, Inc.(b)	1,223	145,415
Karyopharm Therapeutics, Inc.(b)	3,076	17,841
Keros Therapeutics, Inc.(b)	952	32,025
Kezar Life Sciences, Inc.(b)	1,985	15,126
Kiniksa Pharmaceuticals Ltd., Class A(b)	1,317	16,568
Kodiak Sciences, Inc.(b)	2,095	197,307
Krystal Biotech, Inc.(b)	893	51,740
Kura Oncology, Inc.(b)	2,722	50,248
Larimar Therapeutics, Inc.(b)	646	9,296
Legend Biotech Corp., ADR(b)	1,050	40,204
Ligand Pharmaceuticals, Inc.(b)	665	87,979
MacroGenics, Inc.(b)	2,447	57,774
Madrigal Pharmaceuticals, Inc.(b)	679	56,187
Magenta Therapeutics, Inc.(b)	2,399	15,354
MannKind Corp.(b)	10,212	49,018
MediciNova, Inc.(b)	1,920	7,507
MeiraGTx Holdings PLC(b)	1,830	22,893
Mersana Therapeutics, Inc.(b)	2,861	39,854
Mirati Therapeutics, Inc.(b)	2,105	357,282
Moderna, Inc.(b)	16,336	6,153,608
Myriad Genetics, Inc.(b)	3,172	113,494
Neoleukin Therapeutics, Inc.(b)	1,736	14,148
Neurocrine Biosciences, Inc.(b)	3,882	369,566
NextCure, Inc.(b)	1,152	8,778
Nkarta, Inc.(b)	1,344	43,465
Novavax, Inc.(b)(c)	3,023	721,106
Nurix Therapeutics, Inc.(b)	1,816	58,457
Orchard Therapeutics PLC, ADR (United Kingdom)(b)	2,752	7,596
ORIC Pharmaceuticals, Inc.(b)	1,492	32,958
Ovid therapeutics, Inc.(b)	2,777	9,803
Passage Bio, Inc.(b)	2,209	26,552
Poseida Therapeutics, Inc.(b)	2,561	22,127
Precigen, Inc.(b)	8,455	51,153
Precision BioSciences, Inc.(b)	2,370	29,791
Protagonist Therapeutics, Inc.(b)	1,822	88,367
Prothena Corp. PLC (Ireland)(b)	1,824	122,427
PTC Therapeutics, Inc.(b)	2,887	126,018
Puma Biotechnology, Inc.(b)	1,633	12,362
Radius Health, Inc.(b)	1,939	26,875
RAPT Therapeutics, Inc.(b)	1,194	39,044
Regeneron Pharmaceuticals, Inc.(b)	3,833	2,581,142
REGENXBIO, Inc.(b)	1,745	56,363
Relay Therapeutics, Inc.(b)	3,766	120,625
Repare Therapeutics, Inc. (Canada)(b)	1,509	51,306
Replimune Group, Inc.(b)	1,905	60,503
REVOLUTION Medicines, Inc.(b)	2,988	86,921
Rhythm Pharmaceuticals, Inc.(b)	2,039	26,527
Rigel Pharmaceuticals, Inc.(b)	6,986	26,547
Rocket Pharmaceuticals, Inc.(b)	2,596	88,809
Rubius Therapeutics, Inc.(b)	3,661	79,517
Sage Therapeutics, Inc.(b)	2,395	110,673
Sangamo Therapeutics, Inc.(b)	5,874	58,211
Sarepta Therapeutics, Inc.(b)	3,268	255,296

	Shares	Value
Biotechnology-(continued)
Scholar Rock Holding Corp.(b)	1,430	$56,528
Seagen, Inc.(b)	7,432	1,245,603
Selecta Biosciences, Inc.(b)	4,644	20,155
Seres Therapeutics, Inc.(b)	3,738	23,961
Spectrum Pharmaceuticals, Inc.(b)	6,632	15,585
Spero Therapeutics, Inc.(b)	1,235	23,774
SpringWorks Therapeutics, Inc.(b)	2,009	150,876
Stoke Therapeutics, Inc.(b)	1,493	39,087
Summit Therapeutics, Inc.(b)	3,967	31,617
Surface Oncology, Inc.(b)	1,794	11,356
Sutro Biopharma, Inc.(b)	1,879	40,812
Syndax Pharmaceuticals, Inc.(b)	1,993	34,858
Syros Pharmaceuticals, Inc.(b)	2,545	13,489
TCR2 Therapeutics, Inc.(b)	1,536	25,759
Translate Bio, Inc.(b)	3,084	115,342
Travere Therapeutics, Inc.(b)	2,470	53,920
Turning Point Therapeutics, Inc.(b)	2,014	155,118
Twist Bioscience Corp.(b)	2,018	228,458
Ultragenyx Pharmaceutical, Inc.(b)	2,783	267,975
uniQure N.V. (Netherlands)(b)	1,873	54,317
United Therapeutics Corp.(b)	1,824	391,941
UNITY Biotechnology, Inc.(b)	2,228	7,130
UroGen Pharma Ltd.(b)	899	15,840
Vanda Pharmaceuticals, Inc.(b)	2,267	37,950
Vaxcyte, Inc.(b)	2,102	55,135
Veracyte, Inc.(b)	2,775	133,505
Verastem, Inc.(b)	7,021	18,606
Vertex Pharmaceuticals, Inc.(b)	10,520	2,107,051
Vir Biotechnology, Inc.(b)	5,310	273,677
Voyager Therapeutics, Inc.(b)	1,536	5,007
XBiotech, Inc.	1,248	19,931
Xencor, Inc.(b)	2,400	81,288
Xenon Pharmaceuticals, Inc. (Canada)(b)	1,662	29,334
Y-mAbs Therapeutics, Inc.(b)	1,802	55,466
Zai Lab Ltd., ADR (China)(b)	2,520	364,140
Zentalis Pharmaceuticals, Inc.(b)	1,681	114,627
ZIOPHARM Oncology, Inc.(b)	8,824	14,383

		43,005,348

Health Care Providers & Services-1.23%
Castle Biosciences, Inc.(b)	1,047	80,336
Guardant Health, Inc.(b)	4,125	524,989
PetIQ, Inc.(b)	1,165	30,232

		635,557

Life Sciences Tools & Services-7.91%
Adaptive Biotechnologies Corp.(b)	5,742	208,549
Codexis, Inc.(b)	2,626	70,955
Compugen Ltd. (Israel)(b)	3,418	23,994
Illumina, Inc.(b)	5,940	2,715,530
Medpace Holdings, Inc.(b)	1,473	268,602
NanoString Technologies, Inc.(b)	1,830	106,506
Pacific Biosciences of California, Inc.(b)	8,143	254,957
Personalis, Inc.(b)	1,820	38,548
Syneos Health, Inc.(b)	4,286	397,655

		4,085,296

Pharmaceuticals-7.61%
Aerie Pharmaceuticals, Inc.(b)	1,921	28,642
Amphastar Pharmaceuticals, Inc.(b)	1,960	38,534
ANI Pharmaceuticals, Inc.(b)	504	15,286

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco Nasdaq Biotechnology ETF (IBBQ)–(continued)

August 31, 2021

	Shares	Value
Pharmaceuticals-(continued)
Arvinas, Inc.(b)	2,023	$174,403
AstraZeneca PLC, ADR (United Kingdom)	14,613	851,646
Avadel Pharmaceuticals PLC, ADR(c)	2,409	19,971
Axsome Therapeutics, Inc.(b)	1,539	39,521
BioDelivery Sciences International, Inc.(b)	4,037	15,583
Cara Therapeutics, Inc.(b)	2,030	32,033
Collegium Pharmaceutical, Inc.(b)	1,443	29,625
Cymabay Therapeutics, Inc.(b)	2,809	11,124
Endo International PLC(b)	9,540	21,847
Fulcrum Therapeutics, Inc.(b)	1,615	47,965
Hutchmed China Ltd., ADR (China)(b)	2,208	89,115
Innoviva, Inc.(b)	2,831	43,201
Intra-Cellular Therapies, Inc.(b)	3,345	111,054
Jazz Pharmaceuticals PLC(b)	2,482	326,904
Kala Pharmaceuticals, Inc.(b)	2,635	8,906
Kaleido Biosciences, Inc.(b)	1,745	10,714
Marinus Pharmaceuticals, Inc.(b)	1,489	18,404
Nektar Therapeutics(b)	7,456	115,419
NGM Biopharmaceuticals, Inc.(b)	3,170	69,201
Ocular Therapeutix, Inc.(b)	3,141	33,169
Odonate Therapeutics, Inc.(b)	1,536	5,330
Omeros Corp.(b)(c)	2,570	41,891
Osmotica Pharmaceuticals PLC(b)	2,496	8,786
Pacira BioSciences, Inc.(b)	1,826	108,264
Paratek Pharmaceuticals, Inc.(b)	1,922	10,686
Phibro Animal Health Corp., Class A	853	20,719
Pliant Therapeutics, Inc.(b)	1,449	26,430
Provention Bio, Inc.(b)	2,594	17,406
Reata Pharmaceuticals, Inc., Class A(b)	1,266	134,842
Redhill Biopharma Ltd., ADR (Israel)	1,908	19,271
Relmada Therapeutics, Inc.(b)	673	16,091
Revance Therapeutics, Inc.(b)	2,945	78,867
Royalty Pharma PLC, Class A	16,076	621,337

	Shares	Value
Pharmaceuticals-(continued)
Sanofi, ADR (France)	9,321	$482,641
SIGA Technologies, Inc.(b)	3,072	20,060
Supernus Pharmaceuticals, Inc.(b)	2,190	60,291
TherapeuticsMD, Inc.(b)	16,094	12,795
Theravance Biopharma, Inc.(b)	2,961	24,576
Tricida, Inc.(b)	2,042	8,862
VYNE Therapeutics, Inc.(b)	2,102	3,573
WaVe Life Sciences Ltd.(b)	2,020	12,787
Xeris Pharmaceuticals, Inc.(b)(c)	2,727	7,527
Zogenix, Inc.(b)	2,280	33,767

		3,929,066

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $49,345,645)		51,655,267

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.69%
Invesco Private Government Fund, 0.02%(d)(e)(f)	262,268	262,268
Invesco Private Prime Fund, 0.11%(d)(e)(f)	611,715	611,959

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $874,227)		874,227

TOTAL INVESTMENTS IN SECURITIES-101.67%
(Cost $50,219,872)		52,529,494
OTHER ASSETS LESS LIABILITIES-(1.67)%		(860,539)

NET ASSETS-100.00%		$51,668,955

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$168,748	$(168,748)	$-	$-	$-	$1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco Nasdaq Biotechnology ETF (IBBQ)–(continued)

August 31, 2021

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$ 367,393	$(105,125)	$-	$-	$262,268	$-
Invesco Private Prime Fund	-	793,926	(181,967)	-	-	611,959	2	*

Total	$-	$1,330,067	$(455,840)	$-	$-	$874,227	$3

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e) The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco PHLX Semiconductor ETF (SOXQ)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Electronic Equipment, Instruments & Components-1.32%
II-VI, Inc.(b)(c)	5,543	$349,098
IPG Photonics Corp.(b)	2,832	483,366

		832,464

Semiconductors & Semiconductor Equipment-98.58%
Advanced Micro Devices, Inc.(b)	29,429	3,258,379
Analog Devices, Inc.	14,316	2,332,792
Applied Materials, Inc.	17,062	2,305,588
ASML Holding N.V., New York Shares (Netherlands)	3,489	2,906,476
Broadcom, Inc.	9,981	4,962,653
Brooks Automation, Inc.	3,928	333,723
CMC Materials, Inc.	1,546	205,030
Cree, Inc.(b)	6,103	518,633
Entegris, Inc.	7,162	860,443
Intel Corp.	82,531	4,461,626
KLA Corp.	7,436	2,527,942
Lam Research Corp.	3,627	2,193,682
Lattice Semiconductor Corp.(b)	7,219	448,444
Marvell Technology, Inc.	43,361	2,653,260
Microchip Technology, Inc.	14,480	2,278,573
Micron Technology, Inc.(b)	28,008	2,064,190
MKS Instruments, Inc.	2,926	430,649
Monolithic Power Systems, Inc.	2,419	1,197,236
NVIDIA Corp.	29,021	6,496,351
NXP Semiconductors N.V. (China)	11,147	2,398,054
ON Semiconductor Corp.(b)	22,571	1,001,250
Qorvo, Inc.(b)	5,951	1,118,966
QUALCOMM, Inc.	35,040	5,140,018
Silicon Laboratories, Inc.(b)	2,365	372,771
Skyworks Solutions, Inc.	8,733	1,602,156
Taiwan Semiconductor Manufacturing Co. Ltd.,
ADR (Taiwan)	20,080	2,389,721

	Shares	Value
Semiconductors & Semiconductor Equipment-(continued)
Teradyne, Inc.	8,788	$1,067,215
Texas Instruments, Inc.	24,833	4,740,868

		62,266,689

Total Common Stocks & Other Equity Interests
(Cost $59,441,055)		63,099,153

Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $763)	763	763

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-99.90%
(Cost $59,441,818)		63,099,916

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.56%
Invesco Private Government Fund, 0.02%(d)(e)(f)	105,927	105,927
Invesco Private Prime Fund, 0.11%(d)(e)(f)	247,063	247,162

Total Investments Purchased with Cash Collateral from
Securities on Loan
(Cost $353,089)		353,089

TOTAL INVESTMENTS IN SECURITIES-100.46%
(Cost $59,794,907)		63,453,005
OTHER ASSETS LESS LIABILITIES-(0.46)%		(290,168)

NET ASSETS-100.00%		$63,162,837

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales		Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio,
Institutional Class	$-	$91,564		$(90,801)	$-	$-	$763	$2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco PHLX Semiconductor ETF (SOXQ)—(continued)

August 31, 2021

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$139,510	$(33,583)	$-	$-	$105,927	$-
Invesco Private Prime Fund	-	325,523	(78,361)	-	-	247,162	-

Total	$-	$556,597	$(202,745)	$-	$-	$353,852	$2

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco Solar ETF (TAN)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.21%
Building Products-0.98%
Luoyang Glass Co. Ltd., H Shares (China)(b)(c)(d)	17,583,215	$31,425,445

Chemicals-2.43%
Hanwha Solutions Corp. (South Korea)(c)	2,228,862	78,335,527

Construction & Engineering-0.55%
ReneSola Ltd., ADR (China)(c)(d)	2,520,310	17,642,170

Electrical Equipment-12.72%
Array Technologies, Inc.(c)(d)	4,448,304	84,829,157
Beam Global(c)(d)	403,607	12,568,322
Shoals Technologies Group, Inc., Class A(c)(d)	2,760,463	89,908,280
Soltec Power Holdings S.A. (Spain)(c)(d)	2,443,046	19,942,138
Sunrun, Inc.(c)(d)	4,299,661	190,259,999
Sunworks, Inc.(b)(c)(d)	1,590,220	11,990,259

		409,498,155

Independent Power and Renewable Electricity Producers-22.38%
Atlantica Sustainable Infrastructure PLC (Spain)(d)	2,219,814	83,487,205
Azure Power Global Ltd. (India)(c)(d)	995,905	22,368,026
Beijing Enterprises Clean Energy Group Ltd. (China)(c)	1,234,680,566	14,287,804
Doral Group Renewable Energy Resources Ltd. (Israel)(c)(d)	4,214,017	15,981,368
Encavis AG (Germany)(d)	3,817,777	69,358,080
Energix-Renewable Energies Ltd. (Israel)(d)	7,155,603	29,593,988
Enlight Renewable Energy Ltd. (Israel)(c)(d)	23,307,836	50,489,702
GCL New Energy Holdings Ltd. (China)(c)	437,806,839	19,702,392
Grenergy Renovables S.A. (Spain)(c)(d)	330,109	11,495,484
Neoen S.A. (France)(c)(d)(e)	1,081,542	46,191,263
OY Nofar Energy Ltd. (Israel)(c)	687,250	16,090,713
RENOVA, Inc. (Japan)(c)	919,348	34,686,851
Scatec ASA (Norway)(e)	2,471,128	51,038,593
Solaria Energia y Medio Ambiente S.A. (Spain)(c)	3,194,477	63,351,505
Solarpack Corp. Tecnologica S.A. (Spain)(c)	850,709	26,360,778
Sunnova Energy International, Inc.(c)(d)	2,273,465	82,299,433
West Holdings Corp. (Japan)(d)	708,540	31,634,705
Xinyi Energy Holdings Ltd. (China)(d)	84,567,831	51,758,359

		720,176,249

Mortgage REITs-2.67%
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.(d)	1,425,765	86,073,433
Semiconductors & Semiconductor Equipment-57.48%
Anji Technology Co. Ltd. (Taiwan)(b)	6,862,000	9,755,635
Canadian Solar, Inc. (Canada)(c)(d)	1,804,727	66,720,757

	Shares	Value
Semiconductors & Semiconductor Equipment-(continued)
Daqo New Energy Corp., ADR (China)(c)(d)	1,814,871	$111,269,741
Enphase Energy, Inc.(c)	2,062,705	358,353,740
First Solar, Inc.(c)(d)	2,292,896	215,532,224
Flat Glass Group Co. Ltd., H Shares (China)(d)	14,009,326	81,778,935
GCL-Poly Energy Holdings Ltd. (China)(c)(d)(f)	358,006,580	44,976,464
Gigasolar Materials Corp. (Taiwan)	2,633,000	17,528,948
JinkoSolar Holding Co. Ltd., ADR (China)(c)(d)	1,355,002	66,666,098
Maxeon Solar Technologies Ltd.(c)	743,722	12,687,897
Meyer Burger Technology AG (Switzerland)(c)(d)	106,510,605	53,833,754
Motech Industries, Inc. (Taiwan)(b)	22,662,000	24,899,702
SMA Solar Technology AG (Germany)(d) .	863,738	41,334,592
SolarEdge Technologies, Inc.(c)	1,209,230	350,410,670
SunPower Corp.(c)(d)	2,862,408	61,684,893
TSEC Corp. (Taiwan)(b)(c)	24,610,000	28,150,071
United Renewable Energy Co. Ltd. (Taiwan)(c)	61,280,048	46,989,048
Xinyi Solar Holdings Ltd. (China)	106,562,905	257,591,932

		1,850,165,101

Total Common Stocks & Other Equity Interests
(Cost $3,001,646,905)		3,193,316,080

Money Market Funds-0.69%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)(g) (Cost $22,392,028)	22,392,028	22,392,028

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $3,024,038,933)		3,215,708,108

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-25.81%
Invesco Private Government Fund, 0.02%(b)(g)(h)	248,743,131	248,743,131
Invesco Private Prime Fund, 0.11%(b)(g)(h)	581,694,530	581,927,213

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $830,670,339)		830,670,344

TOTAL INVESTMENTS IN SECURITIES-125.71%
(Cost $3,854,709,272)		4,046,378,452

OTHER ASSETS LESS LIABILITIES-(25.71)%		(827,630,938)

NET ASSETS-100.00%		$3,218,747,514

Investment Abbreviations:

ADR -American Depositary Receipt

REIT-Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco Solar ETF (TAN)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	August 31, 2020	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2021	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$171,481,008	$(149,088,980)	$-	$-	$22,392,028	$809
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	18,259,919	(18,259,919)	-	-	-	5
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	140,619,171	1,283,859,599	(1,175,735,639)	-	-	248,743,131	36,344	*
Invesco Private Prime Fund	46,873,617	2,086,310,505	(1,551,284,281)	6	27,366	581,927,213	351,002	*

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco Solar ETF (TAN)–(continued)

August 31, 2021

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	August 31, 2020	at Cost	from Sales	(Depreciation)	(Loss)	August 31, 2021	Income
Investments in Other Affiliates:
Anji Technology Co. Ltd.	$-	$18,962,969	$(2,767,484)	$(5,725,615)	$(714,235)	$9,755,635	$296,971
Clearway Energy, Inc., Class C**	-	149,058,183	(136,429,741)	-	(12,628,442)	-	1,953,634
Flat Glass Group Co. Ltd., H Shares**	37,546,385	65,371,826	(85,900,577)	39,673,989	25,087,312	81,778,935	531,116
GCL-Poly Energy Holdings Ltd.**,***	33,099,907	114,416,700	(259,072,548)	30,249,585	126,282,820	44,976,464	-
JinkoSolar Holding Co. Ltd., ADR**,***	38,237,381	119,280,727	(114,107,202)	12,215,251	11,039,941	66,666,098	-
Luoyang Glass Co. Ltd., H Shares	-	23,345,758	(5,846,852)	13,308,804	617,735	31,425,445	-
Meyer Burger Technology AG**	-	83,914,922	(54,367,630)	13,026,545	11,259,917	53,833,754	-
Motech Industries, Inc.	-	37,796,061	(5,877,044)	(6,073,375)	(945,940)	24,899,702	164,097
Sunworks, Inc.	-	24,999,023	(3,227,013)	(8,325,754)	(1,455,997)	11,990,259	-
TSEC Corp.	-	43,187,457	(6,376,098)	(7,593,562)	(1,067,726)	28,150,071	-

Total	$296,376,461	$4,240,244,657	$(3,568,341,008)	$80,755,874	$157,502,751	$1,206,538,735	$3,333,978

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	As of August 31, 2021, this security was not considered as an affiliate of the Fund.
***	As of August 31, 2020, this security was not considered as an affiliate of the Fund.

(c)	Non-income producing security.
(d)	All or a portion of this security was out on loan at August 31, 2021.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $97,229,856, which represented 3.02% of the Fund’s Net Assets.

(f)	Security valued using significant unobservable inputs (Level 3). See Note 4. (g) The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

This Fund has holdings greater than 10% of net assets in the following country:

China	21.66%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Statements of Assets and Liabilities

August 31, 2021

	Invesco Nasdaq	Invesco PHLX
	Biotechnology	Semiconductor	Invesco Solar
	ETF (IBBQ)	ETF (SOXQ)	ETF (TAN)
Assets:
Unaffiliated investments in securities, at value(a)	$51,655,267	$63,099,153	$3,087,094,968
Affiliated investments in securities, at value	874,227	353,852	959,283,484
Foreign currencies, at value	-	-	754,512
Deposits with brokers:
Cash segregated as collateral	-	-	14,526,389
Receivable for:
Dividends	38,556	62,921	4,819,938
Securities lending	57	-	507,367
Investments sold	549,494	-	13,836,175
Fund shares sold	-	-	6,894,173
Foreign tax reclaims	-	-	191,666

Total assets	53,117,601	63,515,926	4,087,908,672

Liabilities:
Due to custodian	574,419	-	-
Payable for:
Investments purchased	-	-	6,869,850
Collateral upon return of securities loaned	874,227	353,089	830,670,339
Collateral upon receipt of securities in-kind	-	-	14,526,389
Fund shares repurchased	-	-	13,834,656
Accrued advisory fees	-	-	1,378,236
Accrued trustees’ and officer’s fees	-	-	23,816
Accrued expenses	-	-	1,849,983
Accrued tax expenses	-	-	7,889

Total liabilities	1,448,646	353,089	869,161,158

Net Assets	$51,668,955	$63,162,837	$3,218,747,514

Net assets consist of:
Shares of beneficial interest	$49,284,163	$59,380,151	$3,543,617,159
Distributable earnings (loss)	2,384,792	3,782,686	(324,869,645)

Net Assets	$51,668,955	$63,162,837	$3,218,747,514

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,920,001	2,340,001	37,368,000
Net asset value	$26.91	$26.99	$86.14

Market price	$26.87	$27.06	$85.59

Unaffiliated investments in securities, at cost	$49,345,645	$59,441,055	$2,881,016,291

Affiliated investments in securities, at cost	$874,227	$353,852	$973,692,981

Foreign currencies, at cost	$-	$-	$750,105

(a) Includes securities on loan with an aggregate value of:	$872,209	$345,571	$794,006,129

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Statements of Operations

For the year ended August 31, 2021

	Invesco Nasdaq	Invesco PHLX
	Biotechnology	Semiconductor	Invesco Solar
	ETF (IBBQ)(a)	ETF (SOXQ)(a)	ETF (TAN)
Investment income:
Unaffiliated dividend income	$85,626	$149,678	$11,557,991
Affiliated dividend income	1	2	2,946,632
Securities lending income	56	-	4,638,726
Foreign withholding tax	(560)	(2,596)	(642,569)

Total investment income	85,123	147,084	18,500,780

Expenses:
Unitary management fees	24,846	25,711	-
Advisory fees	-	-	15,421,047
Sub-licensing fees	-	-	4,317,935
Accounting & administration fees	-	-	130,686
Custodian & transfer agent fees	-	-	114,579
Trustees’ and officer’s fees	-	-	38,832
Other expenses	-	-	135,543

Total expenses	24,846	25,711	20,158,622

Less: Waivers	(24,846)	(25,711)	(955)

Net expenses	-	-	20,157,667

Net investment income (loss)	85,123	147,084	(1,656,887)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(10,863)	(22,598)	(243,412,353)
Affiliated investment securities	-	-	157,502,751
In-kind redemptions	824,967	900,319	1,032,140,439
Foreign currencies	-	-	(366,456)

Net realized gain	814,104	877,721	945,864,381

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	2,309,622	3,658,098	(480,823,281)
Affiliated investment securities	-	-	80,755,874
Foreign currencies	-	-	14,497

Change in net unrealized appreciation (depreciation)	2,309,622	3,658,098	(400,052,910)

Net realized and unrealized gain	3,123,726	4,535,819	545,811,471

Net increase in net assets resulting from operations	$3,208,849	$4,682,903	$544,154,584

(a)	For the period June 9, 2021 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Statements of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	Invesco Nasdaq	Invesco PHLX	Invesco Solar
	Biotechnology ETF (IBBQ)	Semiconductor ETF (SOXQ)	ETF (TAN)
	2021(a)	2021(a)	2021	2020
Operations:
Net investment income (loss)	$85,123	$147,084	$(1,656,887)	$2,741,527
Net realized gain (loss)	814,104	877,721	945,864,381	(16,874,994)
Change in net unrealized appreciation (depreciation)	2,309,622	3,658,098	(400,052,910)	489,543,363

Net increase in net assets resulting from operations	3,208,849	4,682,903	544,154,584	475,409,896

Distributions to Shareholders from:
Distributable earnings	-	-	(3,100,002)	(1,308,390)

Shareholder Transactions:
Proceeds from shares sold	69,388,017	73,208,006	3,176,990,404	510,224,198
Value of shares repurchased	(20,927,911)	(14,728,072)	(1,834,571,394)	(105,138,215)

Net increase in net assets resulting from share transactions	48,460,106	58,479,934	1,342,419,010	405,085,983

Net increase in net assets	51,668,955	63,162,837	1,883,473,592	879,187,489

Net assets:
Beginning of period	-	-	1,335,273,922	456,086,433

End of period	$51,668,955	$63,162,837	$3,218,747,514	$1,335,273,922

Changes in Shares Outstanding:
Shares sold	2,730,001	2,900,001	35,760,000	12,240,000
Shares repurchased	(810,000)	(560,000)	(21,920,000)	(3,600,000)
Shares outstanding, beginning of period	-	-	23,528,000	14,888,000

Shares outstanding, end of period	1,920,001	2,340,001	37,368,000	23,528,000

(a)	For the period June 9, 2021 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Financial Highlights

Invesco Nasdaq Biotechnology ETF (IBBQ)

	For the Period
	June 9, 2021(a)
	Through
	August 31,
	2021
Per Share Operating Performance:
Net asset value at beginning of period	$25.34

Net investment income(b)	0.04
Net realized and unrealized gain on investments	1.53

Total from investment operations	1.57

Net asset value at end of period	$26.91

Market price at end of period(c)	$26.87

Net Asset Value Total Return(d)	6.19	%(e)
Market Price Total Return(d)	6.04	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$51,669
Ratio to average net assets of:
Expenses, after Waivers	-	%(f)
Expenses, prior to Waivers	0.19	%(f)
Net investment income	0.65	%(f)
Portfolio turnover rate(g)	8%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 11, 2021, the first day of trading on the exchange) to August 31, 2021 was 5.16%. The market price total return from Fund Inception to August 31, 2021 was 5.00%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Financial Highlights-(continued)

Invesco PHLX Semiconductor ETF (SOXQ)

	For the Period June 9, 2021(a) Through August 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$24.88

Net investment income(b)	0.06
Net realized and unrealized gain on investments	2.05

Total from investment operations	2.11

Net asset value at end of period	$26.99

Market price at end of period(c)	$27.06

Net Asset Value Total Return(d)	8.48	%(e)
Market Price Total Return(d)	8.76	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$63,163
Ratio to average net assets of:
Expenses, after Waivers	-	%(f)
Expenses, prior to Waivers	0.19	%(f)
Net investment income	1.09	%(f)
Portfolio turnover rate(g)	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 11, 2021, the first day of trading on the exchange) to August 31, 2021 was 6.72%. The market price total return from Fund Inception to August 31, 2021 was 7.08%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Financial Highlights-(continued)

Invesco Solar ETF (TAN)

	Years Ended August 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$56.75	$30.63	$21.92	$21.62	$20.89

Net investment income (loss)(a)	(0.05)	0.17	0.05	0.54	0.49
Net realized and unrealized gain on investments	29.53	26.04	8.79	0.20	1.07

Total from investment operations	29.48	26.21	8.84	0.74	1.56

Distributions to shareholders from:
Net investment income	(0.09)	(0.09)	(0.13)	(0.44)	(0.83)

Net asset value at end of year	$86.14	$56.75	$30.63	$21.92	$21.62

Market price at end of year	$85.59 (b)	$56.84 (b)	$30.54 (b)	$21.82 (b)	$21.70

Net Asset Value Total Return(c)	51.93%	85.82%	40.73%	3.19%	8.72%
Market Price Total Return(c)	50.72%	86.67%	40.96%	2.33%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$3,218,748	$1,335,274	$456,086	$319,383	$360,008
Ratio to average net assets of:
Expenses, after Waivers	0.65%	0.69%	0.70%	0.65%	0.70%
Expenses, prior to Waivers	0.65%	0.69%	0.71%	0.69%	0.76%
Net investment income (loss)	(0.05)%	0.49%	0.22%	2.23%	2.57%
Portfolio turnover rate(d)	55%	28%	29%	54%	57%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2021

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Nasdaq Biotechnology ETF (IBBQ)	“Nasdaq Biotechnology ETF”
Invesco PHLX Semiconductor ETF (SOXQ)	“PHLX Semiconductor ETF”
Invesco Solar ETF (TAN)	“Solar ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market, except for Shares of Solar ETF, which are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Nasdaq Biotechnology ETF	Nasdaq Biotechnology Index®
PHLX Semiconductor ETF	PHLX Semiconductor Sector Index®
Solar ETF	MAC Global Solar Energy Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same

27

securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

28

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except for Solar ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Solar ETF declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”).

Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund (except for Solar ETF) has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Solar ETF is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee (if applicable) and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

29

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are

30

traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Micro-Capitalization Securities Risk. Micro-capitalization stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

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Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Small-and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of each Fund’s investments, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, Solar ETF accrues daily and pays monthly to the Adviser an annual fee equal to 0.50% of the Fund’s average daily net assets. The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Solar ETF (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year through August 31, 2023 (the “Expense Cap”). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

Pursuant to another Investment Advisory Agreement, each Fund listed below accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)
Nasdaq Biotechnology ETF	0.19%
PHLX Semiconductor ETF	0.19%

For Nasdaq Biotechnology ETF and PHLX Semiconductor ETF, from the date of the Fund’s commencement of operations (June 9, 2021) through December 17, 2021, the Adviser will waive 100% of its unitary management fee for each Fund.

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

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For the fiscal year ended August 31, 2021, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Nasdaq Biotechnology ETF*	$24,846
PHLX Semiconductor ETF*	25,711
Solar ETF	955

*	For the period June 9, 2021 (commencement of investment operations) through August 31, 2021.

The fees waived and/or expenses borne by the Adviser, pursuant to the Expense Cap, for Solar ETF are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Fund if it would result in the Fund exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. There are no amounts available for potential recapture by the Adviser as of August 31, 2021.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Nasdaq Biotechnology ETF	Nasdaq, Inc.
PHLX Semiconductor ETF	Nasdaq, Inc.
Solar ETF	MAC Indexing LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Nasdaq Biotechnology ETF
Investments in Securities
Common Stocks & Other Equity Interests	$51,655,267	$-	$-	$51,655,267
Money Market Funds	-	874,227	-	874,227

Total Investments	$51,655,267	$874,227	$-	$52,529,494

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	Level 1	Level 2	Level 3	Total
PHLX Semiconductor ETF
Investments in Securities
Common Stocks & Other Equity Interests	$63,099,153	$-	$-	$63,099,153
Money Market Funds	763	353,089	-	353,852

Total Investments	$63,099,916	$353,089	$-	$63,453,005

Solar ETF
Investments in Securities
Common Stocks & Other Equity Interests	$3,148,339,616	$-	$44,976,464	$3,193,316,080
Money Market Funds	22,392,028	830,670,344	-	853,062,372

Total Investments	$3,170,731,644	$830,670,344	$44,976,464	$4,046,378,452

A reconciliation of Level 3 investments is presented when a Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2021:

	Value 08/31/20	Purchases at Cost	Proceeds from Sales		Accrued Discounts/ Premiums	Realized Gain	Change in Unrealized Appreciation	Transfers into Level 3	Transfers out of Level 3	Value 08/31/21
Solar ETF
Common Stocks & Other Equity Interests	$-	$114,416,700		$(259,072,548)	$-	$126,282,820	$30,249,585	$33,099,907	$-	$44,976,464

During the period, shares of the common stock security above halted trading. The security was classified as a Level 3 investment. A significant change in information which affects the security’s trading activity or liquidity could result in a significant increase or decrease in fair value.

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 08/31/21	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used
Solar ETF
GCL-Poly Energy Holdings Ltd.	$44,976,464	ADR Price Movement Adjustment and Recent Transaction Price	Discount	N/A	10%	(a)

(a)

The Fund fair values certain equity holdings that are suspended from trading by applying the daily price movement of an equivalent ADR to the last traded price. A discount was also applied to align the valuation with certain broker quotes and market transactions observed. The Adviser periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020:

	2021	2020
	Ordinary Income*	Ordinary Income*
Nasdaq Biotechnology ETF**	$-	$-
PHLX Semiconductor ETF**	-	-
Solar ETF	3,100,002	1,308,390

*	Includes short-term capital gain distributions, if any.
**	For the period June 9, 2021 (commencement of investment operations) through August 31, 2021.

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation- Investments	Net Unrealized Appreciation - Foreign Currencies	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
Nasdaq Biotechnology ETF	$ 97,017	$ -	$ 2,294,501	$ -	$ (6,726)	$ -	$ 49,284,163	$ 51,668,955
PHLX Semiconductor ETF	147,084	-	3,657,767	-	(22,165)	-	59,380,151	63,162,837
Solar ETF	-	(14,418)	82,269,627	12,509	(406,772,243)	(365,120)	3,543,617,159	3,218,747,514

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of August 31, 2021:

	No expiration
	Short-Term	Long-Term	Total*
Nasdaq Biotechnology ETF	$6,726	$-	$6,726
PHLX Semiconductor ETF	22,165	-	22,165
Solar ETF	138,840,742	267,931,501	406,772,243

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Nasdaq Biotechnology ETF*	$4,379,126	$4,310,269
PHLX Semiconductor ETF*	2,428,886	2,343,802
Solar ETF	1,686,984,361	1,678,289,248

*	For the period June 9, 2021 (commencement of investment operations) through August 31, 2021.

For the fiscal year ended August 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Nasdaq Biotechnology ETF*	$69,327,860	$20,865,157
PHLX Semiconductor ETF*	73,189,887	14,711,637
Solar ETF	3,062,375,670	1,753,873,493

*	For the period June 9, 2021 (commencement of investment operations) through August 31, 2021.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At August 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
Nasdaq Biotechnology ETF	$5,585,518	$(3,291,017)	$2,294,501	$50,234,993
PHLX Semiconductor ETF	4,585,557	(927,790)	3,657,767	59,795,238
Solar ETF	453,096,920	(370,827,293)	82,269,627	3,964,108,825

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NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2021, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Nasdaq Biotechnology ETF	$-	$(824,057)	$824,057
PHLX Semiconductor ETF	-	(900,217)	900,217
Solar ETF	1,289,744	(1,003,719,521)	1,002,429,777

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for Nasdaq Biotechnology ETF and PHLX Semiconductor ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Nasdaq Biotechnology ETF, Invesco PHLX Semiconductor ETF and Invesco Solar ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Nasdaq Biotechnology ETF, Invesco PHLX Semiconductor ETF and Invesco Solar ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021 (or for Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF for the period June 9, 2021 (commencement of investment operations) through August 31, 2021), the statements of changes in net assets for each of the two years in the period ended August 31, 2021 (or for Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF for the period June 9, 2021 (commencement of investment operations) through August 31, 2021), including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2021 (or for Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF for the period June 9, 2021 (commencement of investment operations) through August 31, 2021) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended (or for Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF for the period June 9, 2021 (commencement of investment operations) through August 31, 2021), and the changes in each of their net assets for each of the two years in the period ended August 31, 2021 (or for Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF for the period June 9, 2021 (commencement of investment operations) through August 31, 2021), and the financial highlights for each of the four years in the period ended August 31, 2021 (or for Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF for the period June 9, 2021 (commencement of investment operations) through August 31, 2021), in conformity with accounting principles generally accepted in the United States of America.

The financial statements and financial highlights of Invesco Solar ETF (Predecessor Fund Guggenheim Solar ETF) as of and for the year ended August 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 30, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 25, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

37

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II (excluding Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF), you incur advisory fees and other Fund expenses. As a shareholder of Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending		Expense Ratio	Expenses Paid
	Account Value	Account Value		Based on the	During the
	March 1, 2021	August 31, 2021		Six-Month Period	Six-Month Period(1)
Invesco Nasdaq Biotechnology ETF (IBBQ)
Actual	$1,000.00	$1,061.90	(2)	0.00%	$0.00	(3)
Hypothetical (5% return before expenses)	1,000.00	1,025.21	(2)	0.00	0.00	(3)
Invesco PHLX Semiconductor ETF (SOXQ)
Actual	1,000.00	1,084.80	(2)	0.00	0.00	(3)
Hypothetical (5% return before expenses)	1,000.00	1,025.21	(2)	0.00	0.00	(3)

38

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	March 1, 2021	August 31, 2021	Six-Month Period	Six-Month Period(1)
Invesco Solar ETF (TAN)
Actual	$1,000.00	$ 855.50	0.66%	$3.09
Hypothetical (5% return before expenses)	1,000.00	1,021.88	0.66	3.36

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

(2)

The actual ending account value is based on the actual total return of the Fund for the period June 9, 2021 (commencement of investment operations) through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

(3)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period June 9, 2021 (commencement of investment operations) to August 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 84/365. Hypothetical expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365.

39

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*
Invesco Nasdaq Biotechnology ETF	0%	0%	0%	0%	0%
Invesco PHLX Semiconductor ETF	0%	0%	0%	0%	0%
Invesco Solar ETF	0%	17%	0%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

40

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	231	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	231	None.

* This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

** Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

41

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	231	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

42

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	231	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

43

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008);Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	231	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	231	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

44

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	231	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

45

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustee	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	231	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	231	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

46

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below)

overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustees	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	231	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

47

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO and Fund Administration, InvescoAdvisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

48

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

49

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

50

Approval of Investment Advisory Contracts

At a meeting held on May 19, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco Capital Management LLC (the “Adviser”) and the Trust for Invesco Nasdaq Biotechnology ETF and Invesco PHLX Semiconductor ETF (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the proposed unitary advisory fee for each Fund and comparisons to amounts paid by other comparable registered investment companies, (iii) the extent to which economies of scale may be realized as a Fund grows and whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (iv) any benefits to be realized by the Adviser or its affiliates from the Adviser’s relationship with each Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, including the identity of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees noted that each of the Funds’ portfolio managers also manages other ETFs on behalf of the Adviser that are overseen by the Board and that the Board is familiar with the background and experience of the Funds’ portfolio managers. The Trustees also noted other information the Board received and considered at its March 12, 2021 and April 15, 2021 meetings describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. The Trustees reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the median net expense ratios of comparable passive ETFs, open-end (non-ETF) index funds, open-end (non-ETF) actively managed funds and Adviser-identified select peer funds.

The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other operating expenses of each Fund except for brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses. The Trustees noted each Fund’s proposed unitary advisory fee as compared to the median net expense ratio of its Lipper peer groups and select peer group as shown below:

Fund	Passive ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)
Invesco Nasdaq Biotechnology ETF	Lower than median (25)	Higher than median (1)	Lower than median (23)	Lower than median (3)
Invesco PHLX Semiconductor ETF	Lower than median (38)	Lower than median (2)	Lower than median (36)	Lower than median (3)

Based on all of the information provided, the Board concluded that each Fund’s proposed unitary advisory fee was reasonable and appropriate in light of the administrative, operational and management oversight services to be provided by the Adviser and the related costs in providing such services.

In conjunction with their review of the unitary advisory fee, the Trustees considered that the Adviser did not provide a profitability analysis for the Adviser in managing the Funds because the Funds had not yet commenced operations. However, the Trustees noted other information the Board received and considered at its March 12, 2021 and April 15, 2021 meetings on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

51

Approval of Investment Advisory Contracts–(continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the proposed unitary advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of that Fund, and they concluded that the unitary advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees considered that the Adviser identified no additional benefits that it would derive from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits to be received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for affiliated money market cash management vehicles. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits to be received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund. No single factor was determinative in the Board’s analysis.

52

Approval of Investment Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for Invesco MSCI Global Timber ETF, Invesco S&P Global Water Index ETF and Invesco Solar ETF (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between Invesco Solar ETF and its underlying index. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that the Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018, and on May 18, 2018 for the Invesco Solar ETF, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is 0.50% of the Fund’s average daily net assets and that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund (excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding the percentage of that Fund’s average daily net assets, until at least August 31, 2023, as set forth below:

●	0.55% for Invesco MSCI Global Timber ETF;

●	0.63% for Invesco S&P Global Water Index ETF; and

●	0.65% for Invesco Solar ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) actively-managed funds and open-end (non-ETF) index funds, noting that comparative information for open-end (non-ETF) index peer funds was only available for Invesco MSCI Global Timber ETF and Invesco S&P Global Water Index ETF. The Trustees noted that each Fund’s, except for Invesco S&P Global Water Index ETF, contractual advisory fee was higher than the median net advisory fees of its ETF peer funds. The Trustees noted that Invesco S&P Global Water Index ETF’s contractual

53

Approval of Investment Advisory Contracts–(continued)

advisory fee was lower than, and Invesco MSCI Global Timber ETF’s contractual advisory fee was higher than, the median net advisory fee of its open-end index peer fund. The Trustees noted that each Fund’s, except for Invesco Solar ETF, contractual advisory fee was lower than the median net advisory fees of its open-end actively-managed peer funds.

The Trustees noted that each Fund’s, except for Invesco S&P Global Water Index ETF, net expense ratio was higher than the median net expense ratio of its ETF peer funds. The Trustees noted that Invesco S&P Global Water Index ETF’s net expense ratio was lower than, and Invesco MSCI Global Timber ETF’s net expense ratio was higher than, the median net expense ratio of its open-end index peer fund. The Trustees noted that each Fund’s net expense ratio was lower than the median net expense ratio of its open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds, and noted that each Fund’s sub-license fees are not subject to the Expense Cap.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Solar ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, noting that the Adviser indicated that none of the other investment products have comparable investment strategies to the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

54

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST2-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders August 31, 2021

PLW	Invesco 1-30 Laddered Treasury ETF

PWZ	Invesco California AMT-Free Municipal Bond ETF

PCEF	Invesco CEF Income Composite ETF

PHB	Invesco Fundamental High Yield® Corporate Bond ETF

PFIG	Invesco Fundamental Investment Grade Corporate Bond ETF

PZA	Invesco National AMT-Free Municipal Bond ETF

PZT	Invesco New York AMT-Free Municipal Bond ETF

PGX	Invesco Preferred ETF

BAB	Invesco Taxable Municipal Bond ETF

CLTL	Invesco Treasury Collateral ETF

VRP	Invesco Variable Rate Preferred ETF

PVI	Invesco VRDO Tax-Free ETF (formerly, Invesco VRDO Tax-Free Weekly ETF)

2

The Market Environment

Domestic Equity

Despite a September selloff, US equity markets posted gains in the third quarter of 2020 as the US Federal Reserve (the Fed) extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new COVID-19 (COVID-19) infections in many regions, combined with optimism about progress on a coronavirus vaccine, further boosted stocks. October 2020 saw increased volatility as COVID-19 infection rates rose to record highs in the US and Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the fourth quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at calendar year-end to 1.63%1 at the August 31, 2021 fiscal year-end. Approval of a third COVID-19 vaccine in February 2021 boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. For both June and July, the Consumer Price Index (CPI) reported a 5.4% increase over the last 12 months, the biggest 12-month increase since August 2008.2 Even with evidence of higher prices, the Fed declined to raise interest rates at its July Federal Open Market Committee (FOMC) meeting. Despite ending the period on an up month, the US stock market saw continued volatility in August due to increasing COVID-19 infection rates in the US and abroad, as well as continued concerns over inflation. For the fiscal year ended August 31, 2021, the S&P 500 Index returned 31.17%.3

[1]	Source: Bloomberg LP
[2]	Source: Bureau of Labor Statistics, July 13, 2021
[3]	Source: Lipper Inc.

Fixed Income

Fixed income markets posted positive gains in the third quarter of 2020 primarily due to the US Federal Reserve’s (the Fed) continued accommodative pledge to keep interest rates low through 2023, extending central bank support of many fixed income asset classes. Additionally, the Fed announced a revised framework for interest rate policy by changing the way its inflation targets operate, aiming for lower volatility within interest rates. Corporate credit spreads rallied early in the quarter, however, US markets wobbled late in the quarter amid a resurgence in European coronavirus (COVID-19) cases, as well as questions over refreshed fiscal stimulus measures. Uncertainty regarding the 2020 US presidential election and concerns of smooth transitions of power dampened markets towards the end of the quarter. The unemployment rate fell to 7.9%,1 its lowest since the beginning of the COVID-19 pandemic.

US corporate markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Corporate issuance of investment-grade credit slowed in the quarter, concluding a year of record issuance. US interest rate moves subtly affected fixed income valuations during the quarter. The two-year Treasury yield fell from 0.14% to 0.13%, while the 10-year yield saw an increase of 25bps, rising from 0.68% to 0.93% (a basis point is one one-hundredth of a percentage point).2 The yield curve, as measured by the yield differential between two- and 10-year Treasuries, steepened modestly during the quarter. Cyclical sectors like energy and financials led the way during the fourth quarter, while real estate and consumer staples lagged.

3

The Market Environment (continued)

Fixed Income (continued)

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,2 its highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021 as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. On the fiscal front, another stimulus package was signed into law and COVID-19 vaccine approvals and administration ramped up. 30-year Treasury yields moved higher by 0.77% to end the quarter at 2.41%. Importantly, short-term rates, which are closely tied to Federal Reserve policy, were quite steady. Two-year US Treasury yields moved up just 0.04% to 0.16%.2

Fixed income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the year due to a sharply rising interest rate environment. Despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US gross domestic product grew at a 6.4% annualized rate for the first quarter of 2021.3 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter and economically sensitive areas such as the consumer discretionary and technology sectors began to recover. With an inconsistent global vaccine rollout and the threat of COVID-19 variants on the rise, investors are cautiously optimistic and expect corporate balance sheets to continue to recover meaningfully in 2021.

[1]	Source: US Bureau of Labor Statistics
[2]	Source: US Department of the Treasury
[3]	Source: Bureau of Economic Analysis

4

PLW	Management’s Discussion of Fund Performance
Invesco 1-30 Laddered Treasury ETF (PLW)

As an index fund, the Invesco 1-30 Laddered Treasury ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) oversees the Index, which seeks to measure the potential returns of a theoretical portfolio of U.S. Treasury securities with a yield curve based upon 30 distinct annual maturities. The Index seeks to maintain a continuous maturity laddered portfolio of securities, meaning that its constituent securities are scheduled to mature in a proportional, annual sequential pattern. The Index allows a six-month maturity deviation if securities with a desired maturity date are not available.

The Index includes securities that are U.S. Treasury-auctioned issues with fixed coupon rates that are non-callable. The Index excludes treasury inflation-protected securities, bills and zero-coupon securities. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned (4.43)%. On a net asset value (“NAV”) basis, the Fund returned (4.60)%. During the same time period, the Index returned (4.37)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Treasury Index (the “Benchmark Index”) returned (2.11)%. The Benchmark Index is an unmanaged index weighted by market capitalization, which is based on the average performance of approximately 267 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the roughly 5-year average duration of the U.S. Treasury market.

Relative to the Benchmark Index, the Fund was most overweight in bonds with maturities between 10-20 years duration and most underweight in bonds with maturities between 0-5 years duration during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to bonds with maturities greater than ten years.

For the fiscal year ended August 31, 2021, bonds with maturities of 30 years contributed most significantly to the Fund’s return, followed by bonds with maturities of 2 years. Bonds with maturities of 20 years detracted most from the Fund’s return over the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021 included U.S. Treasury Bond, 1.88% coupon, due 02/15/2051 (portfolio average weight of 3.50%). Positions that detracted most significantly from the Fund’s return included U.S. Treasury Bond, 4.50% coupon, due 02/15/2036 (portfolio average weight 10.00%).

Duration Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Maturing in 0-5 Years	9.64
Maturing in 6-10 Years	22.99
Maturing in 11-15 Years	16.67
Maturing in 16-20 Years	16.68
Maturing in 21-25 Years	16.82
Maturing in 26-30 Years	17.07
Money Market Funds Plus Other Assets Less Liabilities	0.13

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
U.S. Treasury Bonds, 4.50%, 02/15/2036	10.01
U.S. Treasury Bonds, 5.38%, 02/15/2031	9.83
U.S. Treasury Bonds, 1.88%, 02/15/2051	3.47
U.S. Treasury Bonds, 2.00%, 02/15/2050	3.43
U.S. Treasury Bonds, 3.00%, 02/15/2049	3.40
U.S. Treasury Bonds, 3.00%, 02/15/2048	3.39
U.S. Treasury Bonds, 2.50%, 02/15/2046	3.39
U.S. Treasury Bonds, 3.00%, 02/15/2047	3.38
U.S. Treasury Bonds, 2.50%, 02/15/2045	3.38
U.S. Treasury Bonds, 3.63%, 02/15/2044	3.35
Total	47.03

*	Excluding money market fund holdings.

5

Invesco 1-30 Laddered Treasury ETF (PLW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index	(4.37)%	7.20%	23.20%	3.14%	16.69%	4.23%	51.40%	5.65%	114.50%
Bloomberg U.S. Treasury Index	(2.11)	4.95	15.59	2.43	12.73	2.49	27.94	3.71	65.87
Fund
NAV Return	(4.60)	6.92	22.23	2.89	15.29	3.97	47.64	5.36	106.48
Market Price Return	(4.43)	6.98	22.42	2.89	15.29	3.99	47.92	5.34	106.00

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

6

PWZ	Management’s Discussion of Fund Performance
Invesco California AMT-Free Municipal Bond ETF (PWZ)

As an index fund, the Invesco California AMT-Free Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA California Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

ICE Data Indices, LLC is the Index provider for the Index. The Index is composed of U.S. dollar-denominated, investment grade, tax-exempt municipal debt publicly issued by California or any U.S. territory and their political subdivisions, in the U.S. domestic market. To be eligible for inclusion in the Index, such securities must be exempt from the federal alternative minimum tax, and must have a term of at least 15 years remaining to final maturity, a fixed coupon schedule, and a minimum amount outstanding of $25 million. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 4.10%. On a net asset value (“NAV”) basis, the Fund returned 3.80%. During the same time period, the Index returned 4.01%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the sampling approach employed by the portfolio management team, as well as fees and operating expenses incurred by the Fund and costs associated with portfolio rebalancing during the period.

During this same time period, the Bloomberg Municipal Bond 20 Year Index (the “Benchmark Index”) returned 4.84%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 5,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the State of California and most underweight in the health care sector during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s exposure to California bonds.

For the fiscal year ended August 31, 2021, the State of California contributed most significantly to the Fund’s return. There were no states that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included California (State of) Health Facilities Financing Authority, 4.00% coupon, due 08/15/2050 (portfolio average weight of 5.00%), and Sacramento (City of), CA, 5.00% coupon, due 06/01/2048 (portfolio average weight of 1.40%). Positions that detracted most significantly from the Fund’s return included Los Angeles (County of), CA Public Works Financing Authority, 3.00% coupon, due 12/01/2050 (portfolio average weight of 0.70%), and San Mateo Union High School District, 2.00% coupon, due 09/01/2045 (portfolio average weight of 0.20%).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Ad Valorem Property Tax	26.26
Health, Hospital, Nursing Home Revenue	12.99
College & University Revenue	10.04
Port, Airport & Marina Revenue	9.39
Lease Revenue	8.99
Water Revenue	6.64
Sales Tax Revenue	3.89
General Fund	3.81
Sewer Revenue	3.31
Electric Power Revenue	3.05
Revenue Types Each Less Than 3%	10.13
Other Assets Less Liabilities	1.50

7

Invesco California AMT-Free Municipal Bond ETF (PWZ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2021
Security
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2020 A, Ref. RB, 4.00%, 08/15/2050	4.98
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds, 5.00%, 07/01/2041	3.20
Los Angeles (County of), CA Public Works Financing Authority, Series 2019 E-1, RB, 5.00%, 12/01/2049	2.60
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2018, RB, 5.00%, 05/01/2048	1.66
San Mateo & Foster (Cities of), CA Public Financing Authority (Clean Water Program), Series 2019, RB, 5.00%, 08/01/2049	1.59
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 A, RB, 5.00%, 07/01/2042	1.54
University of California, Series 2021 BH, Ref. RB, 4.00%, 05/15/2046	1.39
Sacramento (City of), CA (Convention Center Complex), Series 2018 A, RB, 5.00%, 06/01/2048	1.37
University of California, Series 2021 Q, Ref. RB, 5.00%, 05/15/2046	1.25
Chino Valley Unified School District, Series 2020 B, GO Bonds, 5.00%, 08/01/2055	1.24
Total	20.82

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—ICE BofA California Long-Term Core Plus Municipal Securities Index	4.01%	5.70%	18.08%	3.77%	20.35%	5.19%	65.93%	4.92%	94.81%
Bloomberg Municipal Bond 20 Year Index	4.84	6.24	19.90	4.09	22.22	5.25	66.81	5.27	104.11
Fund
NAV Return	3.80	5.27	16.66	3.46	18.56	4.89	61.24	4.45	83.05
Market Price Return	4.10	5.33	16.87	3.40	18.17	4.89	61.22	4.40	81.88

8

Invesco California AMT-Free Municipal Bond ETF (PWZ) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—ICE BofA California Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch California Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 until July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through August 31, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

9

PCEF	Management’s Discussion of Fund Performance
Invesco CEF Income Composite ETF (PCEF)

As an index fund, the Invesco CEF Income Composite ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S-Network Composite Closed-End Fund IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the components of the Index. The Fund is a “fund of funds,” as it invests its assets in the common shares of funds included in the Index rather than in individual securities.

S-Network Global Indexes, Inc. compiles, maintains and calculates the Index, which is designed to measure the overall performance of a universe of U.S.-listed closed-end funds that are organized under the laws of the United States and are principally engaged in asset management processes designed to produce taxable annual yield. Each closed-end fund must have a stated objective to invest in taxable investment grade fixed-income securities, taxable high yield fixed-income securities or taxable equity options. The Index may include closed-end funds that are advised by an affiliate of Invesco Capital Management LLC, the Fund’s investment adviser. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 26.58%. On a net asset value (“NAV”) basis, the Fund returned 26.36%. During the same time period, the Index returned 26.65%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by income received from the securities lending program in which the Fund participates, as well as beneficial effects associated with rebalancing.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 31.17%. The Benchmark Index is an unmanaged index weighted by market capitalization, which is based on the average performance of approximately 500 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in investment grade and high yield fixed-income closed-end funds during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index can be attributed to the Fund’s fixed-income exposure, which generally underperformed the equity markets during the period.

For the fiscal year ended August 31, 2021, the Eaton Vance Tax-Managed Global Diversified Equity Income Fund (portfolio average weight of 3.92%) contributed most significantly to the Fund’s return, followed by the BlackRock Enhanced Equity Dividend Trust (portfolio average weight of 2.66%). Positions that detracted most significantly from the Fund’s return included First Trust Senior Floating Rate 2022 Target Term Fund (no longer held at fiscal year-end), and Western Asset Premier Bond Fund (no longer held at fiscal year-end).

Asset Class Breakdown* (% of the Fund’s Net Assets) as of August 31, 2021
Bonds	38.46
Option Income	28.87
Bonds/High Yield	22.85
Fixed Income	5.01
Equities	2.48
Domestic Equity	2.31
Money Market Funds Plus Other Assets Less Liabilities	0.02

*	Reflects exposure acheved through investments in underlying funds.

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	4.20
PIMCO Dynamic Credit and Mortgage Income Fund	2.54
BlackRock Enhanced Equity Dividend Trust	2.53
Virtus Dividend, Interest & Premium Strategy Fund	2.48
Eaton Vance Tax-Managed Diversified Equity Income Fund	2.28
Eaton Vance Limited Duration Income Fund	2.23
Nuveen Preferred & Income Securities Fund	2.13
PIMCO Dynamic Income Opportunities Fund	2.09
Nuveen S&P 500 Buy-Write Income Fund	2.07
DoubleLine Income Solutions Fund	1.95
Total	24.50

*	Excluding money market fund holdings.

10

Invesco CEF Income Composite ETF (PCEF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S-Network Composite Closed-End Fund IndexSM	26.65%	10.72%	35.71%	9.55%	57.81%	8.66%	129.51%	8.41%	153.61%
S&P 500® Index	31.17	18.07	64.61	18.02	128.95	16.34	354.24	15.27	414.63
Fund
NAV Return	26.36	10.46	34.77	9.25	55.64	8.21	120.06	7.96	141.77
Market Price Return	26.58	10.47	34.81	9.25	55.62	8.21	120.09	7.96	141.66

Fund Inception: February 19, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 2.34% includes the unitary management fee of 0.50% and acquired fund fees and expenses of 1.84%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

11

PHB	Management’s Discussion of Fund Performance
Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

As an index fund, the Invesco Fundamental High Yield® Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the RAFI® Bonds U.S. High Yield 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Research Affiliates, LLC (the “Index Provider”) or its agent compiles and calculates the Index, which is designed to measure the performance of U.S. dollar-denominated high yield corporate bonds that are securities registered with the U.S. Securities and Exchange Commission or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies domiciled in the United States.

The Index selects and weights securities based on the Fundamental Index® approach developed by the Index Provider that uses four fundamental factors of company size: book value of assets, gross sales, gross dividends and cash flow. Only non-convertible, non-exchangeable, non-zero, fixed coupon high-yield corporate bonds qualify for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 7.66%. On a net asset value (“NAV”) basis, the Fund returned 7.49%. During the same time period, the Index returned 8.24%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to costs associated with rebalancing and sampling as well as fees and operating expenses that the Fund incurred during the period.

During this same time period, the Bloomberg U.S. Corporate High Yield Index (the “Benchmark Index”) returned 10.14%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,200 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. high-yield corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary and energy sectors and most underweight in the communication services sector during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to and security selection within the energy sector.

For the fiscal year ended August 31, 2021, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the energy and industrials sectors, respectively.

The energies, financials and utilities sectors detracted the most from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Macy’s Retail Holdings LLC, 2.88% coupon, due 02/15/2023, a multiline retail company (portfolio average weight of 1.20%), and Nordstrom, Inc., 4.38% coupon, due 04/01/2030, a multiline retail company (portfolio average weight of 0.90%). Positions that detracted most significantly from the Fund’s return included PBF Holding Co. LLC/PBF Finance Corp., 6.00% coupon, due 02/15/2028, an oil, gas & consumable fuels company (portfolio average weight of 0.80%), and PG&E Corp., 5.25% coupon, due 07/01/2030, an electric utilities company (portfolio average weight of 1.00%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Consumer Discretionary	19.94
Energy	12.85
Industrials	10.95
Information Technology	9.10
Materials	9.01
Communication Services	8.74
Health Care	7.68
Financials	6.03
Real Estate	6.02
Utilities	4.52
Consumer Staples	3.13
Money Market Funds Plus Other Assets Less Liabilities	2.03

Credit Quality Rating (S&P)* (% of the Fund’s Net Assets) as of August 31, 2021
BBB	14.62
BB	63.29
B	18.24
Not Rated	1.82
Money Market Funds Plus Other Assets Less Liabilities	2.03

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

12

Invesco Fundamental High Yield® Corporate Bond ETF (PHB) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
EMC Corp., 3.38%, 06/01/2023	1.98
United Airlines Holdings, Inc., 4.25%, 10/01/2022	1.61
Ford Motor Co., 4.35%, 12/08/2026	1.49
Centene Corp., 4.63%, 12/15/2029	1.45
Ford Motor Co., 8.50%, 04/21/2023	1.40
Macy’s Retail Holdings LLC, 2.88%, 02/15/2023	1.18
Western Digital Corp., 4.75%, 02/15/2026	1.17
Bath & Body Works, Inc., 5.25%, 02/01/2028	1.13
AES Corp. (The), 1.38%, 01/15/2026	1.10
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 03/01/2030	1.05
Total	13.56

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—RAFI® Bonds U.S. High Yield 1-10 Index	8.24%	6.94%	22.31%	5.87%	33.00%	6.45%	86.80%	5.60%	111.90%
Bloomberg US Corporate High Yield Index	10.14	7.11	22.89	6.66	38.04	7.07	97.97	7.51	171.33
Fund
NAV Return	7.49	5.96	18.98	5.01	27.69	5.44	69.92	3.95	70.58
Market Price Return	7.66	6.04	19.25	5.06	27.98	5.45	69.97	3.78	66.89

13

Invesco Fundamental High Yield® Corporate Bond ETF (PHB) (continued)

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-

The Blended-RAFI® Bonds U.S. High Yield 1-10 Index is comprised of the performance of the Wells Fargo® High Yield Bond Index, the Fund’s previous index, from Fund inception through the conversion date, August 2, 2010, followed by the performance of the Index starting at the conversion date through August 31, 2021.

14

PFIG	Management’s Discussion of Fund Performance
Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

As an index fund, the Invesco Fundamental Investment Grade Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the RAFI® Bonds U.S. Investment Grade 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

Strictly in accordance with its guidelines and mandated procedures, Research Affiliates, LLC (the “Index Provider”) or its agent compiles and calculates the Index, which is comprised of U.S. dollar denominated investment grade corporate bonds which are securities registered with the U.S. Securities and Exchange Commission or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies domiciled in the United States. The Index selects and weights securities based on the Fundamental Index® approach developed by the Index Provider that uses four fundamental factors of company size: book value of assets, gross sales, gross dividends and cash flows. Only non-convertible, non-exchangeable, non-zero, fixed coupon investment grade corporate bonds qualify for inclusion in the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 1.34%. On a net asset value (“NAV”) basis, the Fund returned 1.25%. During the same time period, the Index returned 1.45%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period, as well as sampling costs and rebalance-related trading costs.

During this same time period, the Bloomberg U.S. Corporate Index (the “Benchmark Index”) returned 2.53%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 19,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad-based U.S. corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its over-allocation to the financials sector.

For the fiscal year ended August 31, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and consumer discretionary sectors, respectively. The information technology sector detracted the most from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included GE Capital Funding LLC, 4.40% coupon, due 05/15/2030, a diversified financial services company (portfolio average weight of 0.30%), and Kohl’s Corp., 4.25% coupon, due 07/17/2025, a multiline retail company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included BlackRock, Inc., 2.40% coupon, due 04/30/2030, a capital markets company (no longer held at fiscal year-end), and PPG Industries, Inc., 3.75% coupon, due 03/15/2028, a chemicals company (portfolio average weight of 0.10%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Financials	18.84
Information Technology	11.64
Health Care	10.80
Industrials	10.63
Consumer Discretionary	9.77
Consumer Staples	9.38
Utilities	6.12
Real Estate	6.05
Energy	5.90
Communication Services	5.21
Materials	4.58
Money Market Funds Plus Other Assets Less Liabilities	1.08

Credit Quality Rating (S&P)* (% of the Fund’s Net Assets) as of August 31, 2021
AAA	1.47
AA	7.88
A	32.80
BBB	56.77
Money Market Funds Plus Other Assets Less Liabilities	1.08

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the homepage.

15

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
JPMorgan Chase & Co., 2.95%, 10/01/2026	0.53
Apple, Inc., 1.65%, 02/08/2031	0.51
JPMorgan Chase & Co., 3.88%, 09/10/2024	0.51
Apple, Inc., 2.40%, 05/03/2023	0.48
Berkshire Hathaway Energy Co., 3.70%, 07/15/2030	0.48
McKesson Corp., 3.80%, 03/15/2024	0.47
Wells Fargo & Co., 3.00%, 04/22/2026	0.46
Wells Fargo & Co., 4.15%, 01/24/2029	0.46
Bank of America Corp., 3.25%, 10/21/2027	0.46
Exxon Mobil Corp., 2.61%, 10/15/2030	0.45
Total	4.81

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
RAFI® Bonds U.S. Investment Grade 1-10 Index	1.45%	6.09%	19.40%	3.76%	20.25%	3.89%	46.24%
Bloomberg U.S. Corporate Index	2.53	7.70	24.92	4.78	26.30	5.02	62.90
Fund
NAV Return	1.25	5.82	18.48	3.52	18.86	3.52	41.11
Market Price Return	1.34	5.83	18.53	3.55	19.03	3.54	41.36

16

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG) (continued)

Fund Inception: September 15, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.22% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

17

PZA	Management’s Discussion of Fund Performance
Invesco National AMT-Free Municipal Bond ETF (PZA)

As an index fund, the Invesco National AMT-Free Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA National Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

ICE Data Indices, LLC is the Index provider for the Index. The Index is composed of U.S. dollar-denominated, investment grade, tax-exempt municipal debt publicly issued by U.S. states and territories and their political subdivisions, in the U.S. domestic market. To be eligible for inclusion in the Index, such securities must be exempt from the federal alternative minimum tax, and must have a term of at least 15 years remaining to final maturity, a fixed coupon schedule, and a minimum amount outstanding of $25 million. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 4.23%. On a net asset value (“NAV”) basis, the Fund returned 4.11%. During the same time period, the Index returned 5.12%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing, sampling, and trading costs.

During this same time period, the Bloomberg Municipal Bond 20 Year Index (the “Benchmark Index”) returned 4.84%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 5,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the State of Illinois and most underweight in the State of Texas during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to differences in state weightings relative to the Benchmark Index as well as fees and trading costs incurred by the Fund.

For the fiscal year ended August 31, 2021, the State of Illinois contributed most significantly to the Fund’s return, followed by the State of New York. The State of California detracted the most from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Metropolitan Transportation Authority, 5.00% coupon, due 11/15/2052 (portfolio average weight of 0.30%), and Sales Tax Securitization Corp., 5.00% coupon, due 01/01/2040 (portfolio average weight of 0.50%). Positions that detracted most significantly from the Fund’s return included New York (City of), NY Municipal Water Finance Authority, 5.00% coupon, due 06/15/2048 (no longer held at fiscal year-end), and New York (State of) Dormitory Authority, 3.00% coupon, due 09/01/2050 (no longer held at fiscal year-end).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Health, Hospital, Nursing Home Revenue	15.78
Ad Valorem Property Tax	14.67
College & University Revenue	10.74
Water Revenue	9.72
Sales Tax Revenue	7.26
Highway Tolls Revenue	7.05
Port, Airport & Marina Revenue	4.89
Lease Revenue	4.43
Income Tax Revenue	4.20
Miscellaneous Revenue	4.04
Electric Power Revenue	3.93
Revenue Types Each Less Than 3%	11.26
Other Assets Less Liabilities	2.03

18

Invesco National AMT-Free Municipal Bond ETF (PZA) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2021
Security
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020 A, RB, 5.00%, 06/01/2037	1.01
Chicago (City of), IL, Series 2012, RB, 5.00%, 01/01/2037	1.00
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group), Series 2021 A, Ref. RB, 4.00%, 11/15/2050	0.97
San Diego Unified School District, Series 2020 M-2, GO Bonds, 4.00%, 07/01/2050	0.97
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group), Series 2021 A, Ref. RB, 3.00%, 11/15/2051	0.65
King (County of), WA, Series 2016 B, Ref. RB, 5.00%, 07/01/2023	0.65
New York (City of), NY Municipal Water Finance Authority, Series 2019 BB-1, RB, 5.00%, 06/15/2049	0.61
Metropolitan Transportation Authority, Series 2012 A-1, RB, 5.00%, 11/15/2040	0.57
California State University, Series 2017 A, Ref. RB, 5.00%, 11/01/2047	0.56
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds, 5.25%, 01/01/2044	0.55
Total	7.54

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—ICE BofA National Long-Term Core Plus Municipal Securities Index	5.12%	6.16%	19.64%	4.05%	21.95%	5.24%	66.72%	5.05%	98.09%
Bloomberg Municipal Bond 20 Year Index	4.84	6.24	19.90	4.09	22.22	5.25	66.81	5.27	104.11
Fund
NAV Return	4.11	5.46	17.28	3.57	19.18	4.82	60.11	4.49	83.92
Market Price Return	4.23	5.49	17.38	3.58	19.20	4.80	59.87	4.42	82.40

19

Invesco National AMT-Free Municipal Bond ETF (PZA) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-ICE BofA National Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch National Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through August 31, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

20

PZT	Management’s Discussion of Fund Performance
Invesco New York AMT-Free Municipal Bond ETF (PZT)

As an index fund, the Invesco New York AMT-Free Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA New York Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

ICE Data Indices, LLC is the Index provider for the Index. The Index is composed of U.S. dollar-denominated, investment grade, tax-exempt municipal debt publicly issued by New York or any U.S. territory and their political subdivisions in the U.S. domestic market. To be eligible for inclusion in the Index, such securities must be exempt from the federal alternative minimum tax, and must have a term of at least 15 years remaining to final maturity, a fixed coupon schedule, and a minimum amount outstanding of $25 million. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 4.66%. On a net asset value (“NAV”) basis, the Fund returned 5.00%. During the same time period, the Index returned 5.33%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as costs associated with portfolio rebalancing, sampling, and trading costs

During this same time period, the Bloomberg Municipal Bond 20 Year Index (the “Benchmark Index”) returned 4.84%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 5,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the market for municipal securities with maturities of 17 to 22 years.

Relative to the Benchmark Index, the Fund was most overweight in the State of New York and most underweight in the Territory of Guam during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance, on a NAV basis, relative to the Benchmark Index during the period can be attributed to overweight allocations to the State of New York.

For the fiscal year ended August 31, 2021, the State of New York contributed most significantly to the Fund’s return. Guam was the only detractor from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021 included New York (State of) Dormitory Authority, 4.00% coupon, due 02/15/2044 (portfolio average weight of 4.70%), and Brooklyn Arena Local Development Corp., 5.00% coupon, due 07/15/2042 (portfolio average weight of 1.90%). Positions that detracted most significantly from the Fund’s return included New York (City of),

NY Transitional Finance Authority, 4.00% coupon, due 11/01/2037 (portfolio average weight of 1.00%), and New York (State of) Dormitory Authority, 5.00% coupon, due 02/15/2037 (portfolio average weight of 1.00%).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Income Tax Revenue	22.50
Water Revenue	13.60
Highway Tolls Revenue	9.36
Miscellaneous Revenue	7.97
Ad Valorem Property Tax	7.62
College & University Revenue	6.81
Electric Power Revenue	6.16
Lease Revenue	5.63
Health, Hospital, Nursing Home Revenue	4.18
Port, Airport & Marina Revenue	4.05
Transit Revenue	3.77
Revenue Types Each Less Than 3%	6.80
Other Assets Less Liabilities	1.55

21

Invesco New York AMT-Free Municipal Bond ETF (PZT) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2021
Security
New York (State of) Dormitory Authority, Series 2017 B, Ref. RB, 4.00%, 02/15/2044	4.73
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2021 A, RB, 5.00%, 11/15/2051	2.66
Battery Park (City of), NY Authority, Series 2019, RB, 5.00%, 11/01/2049	2.64
New York (City of), NY Water & Sewer System, Series 2021 AA-1, RB, 5.00%, 06/15/2048	2.14
New York (City of), NY, Series 2019 B-1, GO Bonds, 5.00%, 10/01/2039	2.11
Utility Debt Securitization Authority, Series 2017, RB, 5.00%, 12/15/2038	2.07
Triborough Bridge & Tunnel Authority, Series 2021 A-1, Ref. RB, 4.00%, 05/15/2046	1.96
New York (City of), NY Transitional Finance Authority, Series 2019, RB, 4.00%, 11/01/2042	1.95
New York State Urban Development Corp., Series 2019 A, Ref. RB, 4.00%, 03/15/2044	1.94
Brooklyn Arena Local Development Corp. (Barclays Center), Series 2016 A, Ref. RB, 5.00%, 07/15/2042	1.94
Total	24.14

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—ICE BofA New York Long-Term Core Plus Municipal Securities Index	5.33%	5.83%	18.54%	3.69%	19.88%	4.89%	61.23%	4.67%	88.59%
Bloomberg Municipal Bond 20 Year Index	4.84	6.24	19.90	4.09	22.22	5.25	66.81	5.27	104.11
Fund
NAV Return	5.00	5.88	18.70	3.68	19.80	4.61	56.98	4.15	75.89
Market Price Return	4.66	5.98	19.02	3.54	19.01	4.60	56.86	4.07	74.10

22

Invesco New York AMT-Free Municipal Bond ETF (PZT) (continued)

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-ICE BofA New York Long-Term Core Plus Municipal Securities Index is comprised of the performance of the BofA Merrill Lynch New York Insured Long-Term Core Municipal Securities Index, the Fund’s underlying index from Fund inception through the conversion date, May 29, 2009, followed by the performance of the BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index, the Fund’s underlying index for the period May 29, 2009 through July 8, 2014, followed by the performance of the Index for the period July 8, 2014 through August 31, 2021.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

23

PGX	Management’s Discussion of Fund Performance
Invesco Preferred ETF (PGX)

As an index fund, the Invesco Preferred ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA Core Plus Fixed Rate Preferred Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) selects securities for the Index, which is a market capitalization-weighted index designed to measure the total return performance of the fixed-rate U.S. dollar- denominated preferred securities market. The Index includes both traditional and other preferred securities, including preferred securities issued by foreign companies in the form of American depositary receipts, as well as senior and subordinated debt securities. Unlisted preferred securities are excluded from the Index, but unlisted senior or subordinated debt-like securities are eligible for inclusion. The Index may include Rule 144A securities. Securities are selected for the Index using a rules-based methodology. Qualifying securities must be rated at least B3 (based on an average of ratings by Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)) and must have an investment grade country risk profile (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 6.52%. On a net asset value (“NAV”) basis, the Fund returned 6.81%. During the same time period, the Index returned 7.06%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by the positive impact of the Fund’s sampling methodology.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 12.26%. The Benchmark Index is an unmanaged index weighted by modified market capitalization, which is based on the average performance of approximately 300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the preferred stock market, which includes convertible preferred stocks.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the real estate sector during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the overweight allocations to the financials and health care sectors.

For the fiscal year ended August 31, 2021, the communication services sector contributed most significantly to the Fund’s return, followed by the material sector. The utilities sector detracted most significantly from the Fund’s return during the period, followed by the financials sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Qurate Retail, Inc., 8.00%, an internet & direct marketing retail company (portfolio average weight 0.90%), and Wells Fargo & Co., 4.75%, Series Z, a banks company (portfolio average weight 1.40%). Positions that detracted most significantly from the Fund’s return included Entergy Texas LLC, 5.63%, an electric utilities company (no longer held at fiscal year-end), and Globe Life, Inc., 6.13%, an insurance company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Financials	66.69
Utilities	11.29
Real Estate	7.65
Communication Services	7.35
Consumer Discretionary	3.02
Sector Types Each Less Than 3%	3.85
Money Market Funds Plus Other Assets Less Liabilities	0.15

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Citigroup, Inc., Series K, Pfd., 6.88%	1.59
JPMorgan Chase & Co., Series LL, Pfd., 4.63%	1.44
Wells Fargo & Co., Series Z, Pfd., 4.75%	1.40
JPMorgan Chase & Co., Series DD, Pfd., 5.75%	1.26
Wells Fargo & Co., Series Q, Pfd., 5.85%	1.25
Bank of America Corp., Series KK, Pfd., 5.38%	1.21
AT&T, Inc., Series C, Pfd., 4.75%	1.21
JPMorgan Chase & Co., Series MM, Pfd., 4.20%	1.20
JPMorgan Chase & Co., Series JJ, Pfd., 4.55%	1.19
JPMorgan Chase & Co., Series EE, Pfd., 6.00%	1.14
Total	12.89

*	Excluding money market fund holdings.

24

Invesco Preferred ETF (PGX) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—ICE BofA Core Plus Fixed Rate Preferred Securities Index	7.06%	6.87%	22.06%	5.54%	30.93%	7.03%	97.27%	4.91%	91.82%
S&P U.S. Preferred Stock Index	12.26	7.57	24.48	5.92	33.29	7.04	97.40	6.10	123.59
Fund
NAV Return	6.81	6.67	21.36	5.27	29.25	6.75	92.15	4.35	78.27
Market Price Return	6.52	6.64	21.26	5.22	28.98	6.74	91.94	4.23	75.47

Fund Inception: January 31, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.52% includes the unitary management fee of 0.50% and acquired fund fees and expenses of 0.02%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-

The Blended-ICE BofA Core Plus Fixed Rate Preferred Securities Index is comprised of the performance of The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index, the Fund’s previous underlying index, from Fund inception through the conversion date, April 1, 2012, followed by the performance of the Index starting from the conversion date through August 31, 2021.

25

BAB	Management’s Discussion of Fund Performance
Invesco Taxable Municipal Bond ETF (BAB)

As an index fund, the Invesco Taxable Municipal Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA US Taxable Municipal Securities Plus Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index. ICE Data Indices, LLC (the “Index Provider”), oversees the Index, which is designed to measure the performance of U.S. dollar denominated taxable municipal debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

Securities eligible for inclusion in the Index must have: (i) at least 18 months to final maturity at the time of issuance, (ii) at least one year remaining term to final maturity, (iii) a fixed coupon schedule, and (iv) an investment grade rating (based on an average of ratings by Moody’s Investors Services, Inc., S&P Global Ratings, a division of S&P Global Inc. and Fitch Ratings, Inc. Securities also must have a minimum amount outstanding that varies according to the bond’s initial term to final maturity at time of issuance: maturities between 1-5 years must have at least $10 million outstanding; maturities between 5-10 years must have at least $15 million outstanding; maturities of 10 years or more must have at least $25 million outstanding. The Index excludes Rule 144A securities and securities in default. However, it may include bonds eligible to participate in the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid.

The Index uses a capitalization weighted methodology, weighting the Index’s constituent bonds using a factor that equals their current amount outstanding multiplied by their market price, plus accrued interest. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 2.78%. On a net asset value (“NAV”) basis, the Fund returned 3.08%. During the same time period, the Index returned 3.52%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by the positive impact of the Fund’s sampling methodology.

During this same time period, ICE BofA U.S. Corporate Master Index returned 2.66% and the Bloomberg U.S. Aggregate Bond Index returned (0.08)% (each, a “Benchmark Index” and, collectively the “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 8,100 securities and 10,800 securities, respectively. These Benchmark Indices were selected for their recognition in the marketplace, and their performance comparisons are a useful measure for investors as broad representations of the market for investment grade corporate debt with at least one year to maturity, and the market for U.S. investment grade, fixed-rate bonds, respectively.

Relative to the ICE BofA U.S. Corporate Master Index, the majority of the Fund’s outperformance during the period can be attributed to the overweight allocation to Illinois.

Relative to the Bloomberg U.S. Aggregate Bond Index, the majority of the Fund’s outperformance during the period can be attributed to the overweight allocations to Illinois and New Jersey.

For the fiscal year ended August 31, 2021, the State of Illinois contributed most significantly to the Fund’s return, followed by the State of New York and the State of New Jersey, respectively. The States of Georgia and Pennsylvania were the only states to detract from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Illinois (State of), 6.90% coupon, due 03/01/2035 (portfolio average weight of 0.50%), and Chicago (City of), IL Board of Education, 6.14% coupon, due 12/01/2039 (portfolio average weight of 0.50%). Positions that detracted most significantly from the Fund’s return included Allegheny (County of), PA, 2.33% coupon, due 11/01/2037 (no longer held at fiscal year-end), and University of California, 4.13% coupon, due 05/15/2045 (portfolio average weight of 0.50%).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Ad Valorem Property Tax	18.14
College & University Revenue	15.19
Port, Airport & Marina Revenue	8.93
Miscellaneous Revenue	8.62
General Fund	7.85
Electric Power Revenue	6.95
Lease Revenue	5.29
Water Revenue	4.99
Health, Hospital, Nursing Home Revenue	4.96
Sales Tax Revenue	4.61
Revenue Types Each Less Than 3%	13.29
Money Market Funds Plus Other Assets Less Liabilities	1.18

26

Invesco Taxable Municipal Bond ETF (BAB) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
California (State of), Series 2009, GO Bonds, 7.55%, 04/01/2039	1.37
Commonwealth Financing Authority, Series 2019 A, RB, 3.66%, 06/01/2038	0.97
California (State of), Series 2009, GO Bonds, 7.30%, 10/01/2039	0.97
New York & New Jersey (States of) Port Authority, Series 2020 AAA, RB, 1.09%, 07/01/2023	0.97
Fort Lauderdale (City of), FL, Series 2020, Ref. RB, 0.75%, 01/01/2024	0.96
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center), Series 2020, RB, 3.09%, 06/01/2050	0.94
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds, 0.28%, 11/01/2022	0.89
American Municipal Power, Inc. (Combined Hydroelectric), Series 2010 B, RB, 8.08%, 02/15/2050	0.81
Allegheny (County of), PA, Series 2020 C-79, Ref. GO Bonds, 2.09%, 11/01/2033	0.78
California (State of), Series 2009, GO Bonds, 7.50%, 04/01/2034	0.77
Total	9.43

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—ICE BofA US Taxable Municipal Securities Plus Index	3.52%	8.10%	26.34%	5.10%	28.24%	6.61%	89.58%	7.28%	128.87%
ICE BofA U.S. Corporate Master Index	2.66	7.69	24.87	4.79	26.35	5.03	63.28	5.52	88.27
Bloomberg U.S. Aggregate Bond Index	(0.08)	5.43	17.21	3.11	16.55	3.18	36.71	3.66	52.71
Fund
NAV Return	3.08	7.74	25.06	4.95	27.31	6.37	85.41	7.18	126.33
Market Price Return	2.78	7.85	25.45	4.91	27.07	6.41	86.11	7.12	125.02

27

Invesco Taxable Municipal Bond ETF (BAB) (continued)

Fund Inception: November 17, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus the Fund’s expense ratio of 0.29% (0.28% after fee waiver) includes the unitary management fee of 0.28% and acquired fund fees and expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Indices performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Indices returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Indices are based on the inception date of the Fund.

-

The Blended-ICE BofA US Taxable Municipal Securities Plus Index is comprised of the performance of the ICE BofAML Build America Bond Index, the Fund’s previous underlying index, from Fund inception through the conversion date, May 31, 2017, followed by the performance of the Index starting at the conversion date through August 31, 2021.

28

CLTL	Management’s Discussion of Fund Performance
Invesco Treasury Collateral ETF (CLTL)

As an index fund, the Invesco Treasury Collateral ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE U.S. Treasury Short Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the components of the Index. The Index is designed to measure the performance of U.S. Treasury Obligations with a maximum remaining maturity of 12 months. “U.S. Treasury Obligations” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. They include U.S. Treasury notes, bills and bonds. The Fund expects to invest 100% of its total assets in cash and U.S. Treasury Obligations with a maximum remaining maturity of 12 months. The Index includes all publicly-issued, non-convertible U.S. Treasury Obligations that: (i) are issued in U.S. dollars, (ii) have a minimum remaining maturity of at least one month and a maximum remaining maturity of 12 months at the time of rebalance, and (iii) have a minimum amount outstanding of $300 million.

The Index excludes inflation-linked securities, floating rate notes, cash management bills, any government agency debt issued with or without a government guarantee and Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The Index uses a market value-weighted methodology. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective. In managing the Fund, Invesco Advisers, Inc., the sub- adviser, selects component securities that are expected to have, in the aggregate, investment characteristics, risk factors and liquidity measures that are similar to, and therefore are representative of, the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 0.04%. On a net asset value (“NAV”) basis, the Fund returned 0.03%. During the same time period, the Index returned 0.11%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended August 31, 2021, the bonds with maturities between 61-90 days duration contributed most significantly to the Fund’s return, followed by the bonds with maturities between 120-360 days duration. There were no maturity ranges that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included U.S. Treasury Note, 2.00% coupon, due 10/31/2021 (portfolio average weight of 0.34%), and U.S. Treasury Note, 1.00% coupon, due 09/30/2021 (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included U.S. Treasury Note, 1.88% coupon, due 01/31/2022 (portfolio average weight of 0.10%), and U.S. Treasury Note, 1.88% coupon, due 03/31/2022 (portfolio average weight of 0.00%).

Security Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
U.S. Treasury Notes	81.58
U.S. Treasury Bills	18.12
Money Market Funds Plus Other Assets Less Liabilities	0.30

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
U.S. Treasury Notes, 1.75%, 05/31/2022	3.77
U.S. Treasury Notes, 2.00%, 10/31/2021	3.67
U.S. Treasury Bills, 0.01%-0.05%, 10/07/2021	3.49
U.S. Treasury Notes, 0.13%, 07/31/2022	3.14
U.S. Treasury Notes, 1.38%, 01/31/2022	2.96
U.S. Treasury Bills, 0.06%, 06/16/2022	2.93
U.S. Treasury Notes, 1.50%, 09/30/2021	2.89
U.S. Treasury Notes, 1.75%, 03/31/2022	2.83
U.S. Treasury Notes, 1.50%, 01/31/2022	2.76
U.S. Treasury Notes, 2.13%, 12/31/2021	2.67
Total	31.11

*	Excluding money market fund holdings.

29

Invesco Treasury Collateral ETF (CLTL) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
ICE U.S. Treasury Short Bond Index	0.11%	1.41%	4.29%	1.33%	6.30%
Fund
NAV Return	0.03	1.33	4.05	1.25	5.92
Market Price Return	0.04	1.32	4.01	1.24	5.89

Fund Inception: January 12, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.08% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in their respective constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and Index are based on the inception date of the Fund.

30

VRP	Management’s Discussion of Fund Performance
Invesco Variable Rate Preferred ETF (VRP)

Effective after the close of markets on June 30, 2021, the underlying index of Invesco Variable Rate Preferred ETF (the “Fund”) changed from Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index (the “Previous Index”) to the ICE Variable Rate Preferred & Hybrid Securities Index (the “Index”), and the Fund’s investment objective and principal investment strategy were also changed.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index, and through June 30, 2021, the Previous Index. The Fund generally will invest at least 90% of its total assets in the components of the Index, as well as American depositary receipts (“ADRs”) that represent securities in the Index. Through June 30, 2021, the Fund generally invested at least 90% of its total assets in the components of the Previous Index, including ADRs representing such securities.

ICE Data Indices, LLC (the “Index Provider”) compiles and calculates the Index, a market capitalization-weighted index designed to track the performance of floating and variable rate investment grade and below investment grade U.S. dollar denominated preferred stock, as well as certain types of hybrid securities that are, in the judgment of the Index Provider, comparable to preferred stocks, that are issued by corporations in the U.S. domestic market. To be eligible for inclusion in the Index, the preferred stock or hybrid security must: (i) be publicly issued, (ii) be U.S.-registered or exempt from registration in the United States, (iii) have at least one day remaining to maturity and at least 18 months to maturity at the time of its issuance, (iv) be issued in either $25 or $1,000 par value increments, and (v) have a floating rate coupon or dividend, and must meet other minimum liquidity, trading volume and other requirements, as determined by the Index Provider. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 10.11%. On a net asset value (“NAV”) basis, the Fund returned 10.00%. During the same time period, the Blended-ICE Variable Rate Preferred & Hybrid Securities Index (a composite of the returns of the Previous Index through June 30, 2021, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned 10.44%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to the fees and operating expenses that the Fund incurred during the period, which were partially offset by the positive impact of the Fund’s sampling methodology.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 12.26%. The Benchmark Index is an unmanaged index weighted by modified market capitalization and based on the average performance of approximately

300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the primarily fixed-rate preferred stock market.

Relative to the Benchmark Index, the Fund was most overweight in the industrial sector and most underweight in the financials sector during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to the health care sector, followed by the information technology sector.

For the fiscal year ended August 31, 2021, the financials and industrials sectors contributed most significantly to the Fund’s return. The energy sector detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included General Electric Co., 3.45%, an industrial conglomerates company (portfolio average weight of 2.20%), and GMAC Capital Trust I, 5.91%, a consumer finance company (portfolio average weight of 0.10%). Positions that detracted most significantly from the Fund’s return included Altera Infrastructure L.P., 8.88%, an oil, gas & consumable fuels company (no longer held at fiscal year-end) and NGL Energy Partners L.P., 9.00%, an oil, gas & consumable fuels company (portfolio average weight of 0.10%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Financials	73.63
Energy	11.55
Utilities	6.65
Industrials	3.53
Sector Types Each Less Than 3%	3.84
Money Market Funds Plus Other Assets Less Liabilities	0.80

31

Invesco Variable Rate Preferred ETF (VRP) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
General Electric Co., Series D, 3.45%	2.23
Wells Fargo & Co., Series BB, 3.90%	1.41
JPMorgan Chase & Co., Series HH, 4.60%	1.25
JPMorgan Chase & Co., Series I, Pfd., 3.60%	1.18
Charles Schwab Corp. (The), Series G, 5.38%	1.11
BP Capital Markets PLC, 4.88%	1.11
BP Capital Markets PLC, 4.38%	1.07
Bank of America Corp., Series FF, 5.88%	1.07
Charles Schwab Corp. (The), Series H, Pfd., 4.00%	1.05
Citigroup Capital XIII, Pfd., 6.50%, 10/30/2040	1.00
Total	12.48

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—ICE Variable Rate Preferred & Hybrid Securities Index	10.44%	6.75%	21.66%	5.70%	31.95%	N/A	N/A	5.99%	53.16%
ICE Variable Rate Preferred & Hybrid Securities Index	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
S&P U.S. Preferred Stock Index	12.26	7.57	24.48	5.92	33.29	7.04%	97.40%	6.36	57.19
Fund
NAV Return	10.00	6.50	20.81	5.49	30.61			5.72	50.32
Market Price Return	10.11	6.68	21.41	5.51	30.73			5.73	50.47

32

Invesco Variable Rate Preferred ETF (VRP) (continued)

Fund Inception: May 1, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-

The Blended-ICE Variable Rate Preferred & Hybrid Securities Index is comprised of the performance of the Wells Fargo® Hybrid and Preferred Securities Floating and Variable Rate Index, the Fund’s previous underlying index, from Fund inception through the conversion date, June 30, 2021, followed by the performance of the Index starting at the conversion date through August 31, 2021.

33

PVI	Management’s Discussion of Fund Performance
Invesco VRDO Tax-Free ETF (PVI)

Effective after the close of markets on March 24, 2021, the Invesco VRDO Tax-Free Weekly ETF changed its name to Invesco VRDO Tax-Free ETF (the “Fund”) and the underlying index changed from Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index (the “Previous Index”) to the ICE US Municipal AMT-Free VRDO Constrained Index (the “Index”). At that time, the Fund also changed its investment objective and principal investment strategy.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index, and through March 24, 2021, the Previous Index. The Fund generally will invest at least 80% of its total assets in the components of the Index and, through March 24, 2021, generally invested at least 80% of its total assets in components of the Previous Index.

ICE Data Indices, LLC (the “Index Provider”) compiles and calculates the Index, which tracks the performance of U.S. dollar denominated tax-exempt variable rate demand obligations (“VRDOs”) that are publicly issued by U.S. states and territories, and their political subdivisions, and that have interest rates that reset daily, weekly or monthly. Securities eligible for the Index must have at least one day remaining term to final maturity, at least $10 million amount outstanding, an investment grade rating (based on an average of ratings from Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings, Inc.) Securities whose interest is subject to the U.S. alternative minimum tax are excluded from the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned (0.20)%. On a net asset value (“NAV”) basis, the Fund returned (0.20)%. During the same time period, the Blended-ICE US Municipal AMT-Free VRDO Constrained Index (a composite of the returns of the Previous Index through March 24, 2021, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned 0.08%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to fees and expenses that the Fund incurred during the period, as well as costs associated with portfolio rebalancing and sampling, which were partially offset by the positive impact of the Fund’s sampling methodology.

During this same time period, the Bloomberg Municipal 1-Year Index (the “Benchmark Index”) returned 0.62%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 7,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the market for municipal securities with no more than a 1-year duration.

Relative to the Benchmark Index, the Fund was most overweight in the State of New York and most underweight in the State of North Carolina during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight in the State of New York and underweight in the State of North Carolina.

For the fiscal year ended August 31, 2021, the State of Colorado contributed most significantly to the Fund’s return, followed by the State of New York and the State of Pennsylvania, respectively.

There were no states that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Colorado Springs (City of), CO, 0.02% coupon, due 11/01/2036 (portfolio average weight of 4.50%), and General Authority of Southcentral Pennsylvania, 0.04% coupon, due 06/01/2037 (portfolio average weight of 4.10%). There were no detracting positions for the fiscal year ended August 31, 2021.

Revenue Type Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Miscellaneous Revenue	18.98
Health, Hospital, Nursing Home Revenue	16.80
Water Revenue	12.44
Ad Valorem Property Tax	11.95
Port, Airport & Marina Revenue	6.70
Lease Revenue	6.39
Sales Tax Revenue	5.15
Local or GTD Housing	4.95
Highway Tolls Revenue	4.95
College & University Revenue	4.94
Revenue Types Each Less Than 3%	4.94
Other Assets Less Liabilities	1.81

34

Invesco VRDO Tax-Free ETF (PVI) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of August 31, 2021
Security
Indianapolis (City of), IN, Series 2008, VRD RB, 0.02%, 05/15/2038	4.95
Build NYC Resource Corp., Series 2015, Ref. VRD RB, 0.02%, 04/01/2045	4.95
Triborough Bridge & Tunnel Authority, Series 2005 A, VRD RB, 0.01%, 11/01/2041	4.95
Missouri (State of) Health & Educational Facilities Authority (BJC Health System), Series 2008 C, VRD RB, 0.02%, 05/15/2038	4.95
New York (City of), NY, Series 2016 A5, VRD GO Bonds, 0.01%, 08/01/2044	4.74
ABAG Finance Authority for Nonprofit Corps. (Sharp Healthcare), Series 2009 C, VRD RB, 0.01%, 08/01/2035	4.53
Colorado Springs (City of), CO, Series 2006 B, VRD RB, 0.02%, 11/01/2036	4.53
Washington (State of) Suburban Sanitary Commission, Series 2015 A-2, VRD RB, 0.01%, 06/01/2023	4.53
Louisiana (State of) Offshore Terminal Authority Deepwater Port (Loop LLC), Series 2013 B, Ref. VRD RB, 0.02%, 09/01/2033	4.12
General Authority of Southcentral Pennsylvania (WellSpan Health Obligated Group), Series 2019 D, Ref. VRD RB, 0.04%, 06/01/2037	4.12
Total	46.37

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—ICE US Municipal AMT-Free VRDO Constrained Index	0.08%	0.80%	2.41%	0.85%	4.31%	0.49%	5.01%	0.33%	4.63%
ICE US Municipal AMT-Free VRDO Constrained Index	0.04	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Bloomberg US Municipal AMT-Free Weekly VRDO Index	0.09	0.80	2.42	0.85	4.32	0.49	5.02	N/A	N/A
Bloomberg Municipal 1-Year Index	0.62	1.74	5.31	1.38	7.09	1.07	11.18	1.59	24.39
Fund
NAV Return	(0.20)	0.58	1.75	0.64	3.22	0.32	3.28	0.64	9.21
Market Price Return	(0.20)	0.58	1.75	0.64	3.26	0.32	3.24	0.64	9.21

35

Invesco VRDO Tax-Free ETF (PVI) (continued)

Fund Inception: November 15, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information.

According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

-

The Blended-ICE US Municipal AMT-Free VRDO Constrained Index is comprised of the performance of the Thomson Municipal Market Data VRDO Index, the Fund’s underlying index from Fund inception through the conversion date, August 5, 2010, followed by the performance of the Bloomberg U.S. Municipal AMT-Free Weekly VRDO Index, the Fund’s underlying index for the period August 5, 2010 through March 24, 2021, followed by the performance of the Index for the period March 24, 2021 through August 31, 2021.

36

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

37

Invesco 1-30 Laddered Treasury ETF (PLW)

August 31, 2021

Schedule of Investments

	Principal Amount	Value
U.S. Treasury Securities-99.87%
U.S. Treasury Bonds-86.54%
7.13%, 02/15/2023	$12,046,100	$13,269,532
7.63%, 02/15/2025	10,660,500	13,273,155
6.00%, 02/15/2026	10,875,500	13,420,197
6.63%, 02/15/2027	10,220,800	13,390,446
5.25%, 02/15/2029	10,428,300	13,533,978
5.38%, 02/15/2031	29,728,500	40,782,625
4.50%, 02/15/2036	29,708,300	41,527,793
4.75%, 02/15/2037	9,557,300	13,820,752
4.38%, 02/15/2038	9,845,300	13,833,416
3.50%, 02/15/2039	10,838,400	13,877,386
4.63%, 02/15/2040	9,431,200	13,834,023
4.75%, 02/15/2041	9,222,400	13,845,848
3.13%, 02/15/2042	11,342,400	13,893,997
3.13%, 02/15/2043	11,345,800	13,899,048
3.63%, 02/15/2044	10,507,600	13,917,645
2.50%, 02/15/2045	12,589,300	14,019,858
2.50%, 02/15/2046	12,592,700	14,056,601
3.00%, 02/15/2047	11,486,500	14,041,349
3.00%, 02/15/2048	11,460,800	14,065,894
3.00%, 02/15/2049	11,426,000	14,094,149
2.00%, 02/15/2050	13,999,400	14,216,500
1.88%, 02/15/2051	14,578,400	14,383,642

		358,997,834

	Principal Amount	Value
U.S. Treasury Notes-13.33%
2.00%, 02/15/2022	$13,761,000	$13,881,724
2.75%, 02/15/2024	12,982,200	13,764,682
2.75%, 02/15/2028	12,370,200	13,733,338
1.50%, 02/15/2030	13,580,200	13,909,095

		55,288,839

Total U.S. Treasury Securities (Cost $407,171,695)		414,286,673

	Shares
Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(a)(b) (Cost $66,933)	66,933	66,933

TOTAL INVESTMENTS IN SECURITIES-99.88% (Cost $407,238,628)		414,353,606
OTHER ASSETS LESS LIABILITIES-0.12%		481,174

NET ASSETS-100.00%		$414,834,780

Notes to Schedule of Investments:

(a)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$3,494,471	$(3,427,538)	$-	$-	$66,933	$26

Invesco Premier U.S. Government Money Portfolio, Institutional Class	115,706	74,511	(190,217)	-	-	-	1

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	98,884,854	(98,884,854)	-	-	-	350	*

Invesco Private Prime Fund	-	98,574,208	(98,573,740)	-	(468)	-	5,645	*

Total	$115,706	$201,028,044	$(201,076,349)	$-	$(468)	$66,933	$6,022

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(b)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco California AMT-Free Municipal Bond ETF (PWZ)

August 31, 2021

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.50%
California-98.29%
Alameda (City of), CA Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS - AGM)(a)	3.00%	10/01/2034	$2,000	$2,144,416
Alameda (City of), CA Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS - AGM)(a)	5.00%	10/01/2035	1,500	1,811,298
Anaheim (City of), CA Public Financing Authority, Series 2014 A, Ref. RB	5.00%	05/01/2039	540	594,596
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 S-7, Ref. RB	4.00%	04/01/2042	3,000	3,454,215
California (State of), Series 2012, Ref. GO Bonds	5.00%	02/01/2038	775	790,207
California (State of), Series 2013, GO Bonds	5.00%	04/01/2037	1,160	1,244,971
California (State of), Series 2013, GO Bonds	5.00%	04/01/2043	2,000	2,144,521
California (State of), Series 2013, GO Bonds	5.00%	11/01/2043	1,965	2,158,970
California (State of), Series 2014, GO Bonds	5.00%	10/01/2044	1,000	1,133,049
California (State of), Series 2015, GO Bonds	5.00%	03/01/2045	1,000	1,147,257
California (State of), Series 2015, Ref. GO Bonds	5.00%	08/01/2035	1,500	1,761,684
California (State of), Series 2016, GO Bonds	5.00%	09/01/2046	2,000	2,408,487
California (State of), Series 2016, Ref. GO Bonds	5.00%	09/01/2036	1,000	1,210,247
California (State of), Series 2018, GO Bonds	5.00%	10/01/2047	1,720	2,041,589
California (State of), Series 2020, GO Bonds	4.00%	03/01/2046	660	781,049
California (State of), Series 2020, GO Bonds	3.00%	03/01/2050	2,860	3,054,219
California (State of), Series 2021, GO Bonds	2.38%	12/01/2043	2,000	2,033,229
California (State of), Series 2021, GO Bonds	3.00%	12/01/2043	400	435,887
California (State of), Series 2021, GO Bonds	5.00%	12/01/2043	1,200	1,567,939
California (State of), Series 2021, GO Bonds	3.00%	12/01/2046	750	810,707
California (State of), Series 2021, GO Bonds	5.00%	12/01/2046	500	649,301
California (State of), Series 2021, GO Bonds	2.50%	12/01/2049	750	762,324
California (State of), Series 2021, GO Bonds	3.00%	12/01/2049	625	673,596
California (State of) (Green Bonds), Series 2014, GO Bonds	5.00%	10/01/2037	1,500	1,705,496
California (State of) Department of Water Resources, Series 2016 AW, Ref. RB(b)(c)	5.00%	12/01/2026	1,000	1,237,441
California (State of) Educational Facilities Authority (Pepperdine University), Series 2016, Ref. RB	5.00%	10/01/2046	2,500	2,941,537
California (State of) Educational Facilities Authority (Pepperdine University), Series 2016, Ref. RB	5.00%	10/01/2049	2,000	2,352,249
California (State of) Educational Facilities Authority (Stanford University), Series 2021, Ref. RB	2.25%	04/01/2051	400	395,686
California (State of) Educational Facilities Authority (University of San Francisco), Series 2018 A, RB	5.00%	10/01/2053	2,000	2,426,552
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2016 B, Ref. RB	5.00%	08/15/2035	500	606,242
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles), Series 2017 A, Ref. RB	5.00%	08/15/2042	1,500	1,798,103
California (State of) Health Facilities Financing Authority (Kaiser Permanente), Series 2017 A-2, RB	5.00%	11/01/2047	1,000	1,513,724
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford), Series 2016 B, RB	5.00%	08/15/2055	1,000	1,187,993
California (State of) Health Facilities Financing Authority (PIH Health), Series 2020 A, RB	4.00%	06/01/2050	5,000	5,832,600
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health), Series 2016 A, Ref. RB	4.00%	10/01/2036	500	569,387
California (State of) Health Facilities Financing Authority (Providence St. Joseph Healthcare), Series 2016 A, Ref. RB	3.00%	10/01/2047	2,620	2,747,542
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2020 A, Ref. RB	4.00%	08/15/2050	22,000	25,920,932
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2015 A, Ref. RB(b)(c)	5.00%	08/15/2025	1,000	1,184,978
California (State of) Health Facilities Financing Authority (Sutter Health), Series 2016 B, Ref. RB	4.00%	11/15/2041	685	777,721
California (State of) Infrastructure & Economic Development Bank, Series 2016 A, RB(b)(c)	4.00%	10/01/2026	1,000	1,180,872
California (State of) Infrastructure & Economic Development Bank, Series 2020, Ref. RB	3.00%	07/01/2050	2,000	2,112,521
California (State of) Infrastructure & Economic Development Bank, Series 2020, Ref. RB	4.00%	07/01/2050	1,250	1,443,502
California (State of) Infrastructure & Economic Development Bank (Academy Motion Picture Arts & Sciences Obligated Group), Series 2015 A, Ref. RB	5.00%	11/01/2041	1,000	1,101,229
California (State of) Infrastructure & Economic Development Bank (California State Teachers’ Retirement System Headquarters Expansion) (Green Bonds), Series 2019, RB	5.00%	08/01/2049	1,250	1,563,508
California (State of) Municipal Finance Authority (Clinicas Del Camino Real, Inc.), Series 2020, RB	4.00%	03/01/2050	3,085	3,482,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco California AMT-Free Municipal Bond ETF (PWZ)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	4.00%	02/01/2042	$1,000	$1,124,653
California (State of) Municipal Finance Authority (Eisenhower Medical Centers), Series 2017 A, Ref. RB	5.00%	07/01/2042	1,000	1,202,246
California (State of) Municipal Finance Authority (Green Bonds), Series 2021, RB, (INS - BAM)(a)	4.00%	05/15/2046	500	591,400
California (State of) Municipal Finance Authority (Green Bonds), Series 2021, RB, (INS - BAM)(a)	3.00%	05/15/2051	1,000	1,064,991
California (State of) Municipal Finance Authority (Green Bonds), Series 2021, RB, (INS - BAM)(a)	3.00%	05/15/2054	1,000	1,060,506
California (State of) Municipal Finance Authority (NorthBay Healthcare Group), Series 2017 A, RB	5.00%	11/01/2047	1,000	1,143,823
California (State of) Municipal Finance Authority (NorthBay Healthcare Group), Series 2017 A, RB	5.25%	11/01/2047	500	581,798
California (State of) Municipal Finance Authority (Orange County Civic Center Infrastructure Improvement Program - Phase I), Series 2017 A, RB	5.00%	06/01/2042	1,000	1,221,737
California (State of) Municipal Finance Authority (Pomona College), Series 2017, Ref. RB(b)(c)	5.00%	01/01/2028	1,000	1,270,775
California (State of) Municipal Finance Authority (UCR North District Phase 1 Student Housing), Series 2019, RB	5.00%	05/15/2049	2,000	2,436,570
California (State of) Public Works Board, Series 2016 C, Ref. RB	5.00%	11/01/2034	670	815,416
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group), Series 2015, Ref. RB(b)(c)	5.00%	11/01/2024	1,000	1,151,309
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services), Series 2021, Ref. RB	3.00%	04/01/2046	1,250	1,314,241
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services), Series 2021, Ref. RB	4.00%	04/01/2051	3,500	4,106,255
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2016 A, Ref. RB	4.00%	08/15/2046	1,650	1,835,724
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2016 A, Ref. RB	5.00%	08/15/2051	1,000	1,183,750
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2018 A, Ref. RB	5.00%	12/01/2057	850	1,030,691
California (State of) Statewide Communities Development Authority (Kaiser Permanente), Series 2012 A, RB	5.00%	04/01/2042	5,000	5,144,402
California (State of) Statewide Communities Development Authority (Marin General Hospital) (Green Bonds), Series 2018, RB	4.00%	08/01/2045	1,000	1,036,804
California (State of) Statewide Communities Development Authority (Trinity Health Credit Group), Series 2011, Ref. RB(b)(c)	5.00%	12/01/2021	1,045	1,057,679
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments - CHF-Irvine, LLC), Series 2016, Ref. RB	5.00%	05/15/2040	1,000	1,174,737
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments, Phase IV-A - CHF-Irvine, LLC), Series 2017 A, RB	5.00%	05/15/2047	1,500	1,794,046
California State University, Series 2012 A, RB(b)(c)	5.00%	11/01/2022	2,940	3,107,883
California State University, Series 2016 A, Ref. RB	5.00%	11/01/2045	1,500	1,783,956
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2037	500	614,556
California State University, Series 2018 A, Ref. RB	5.00%	11/01/2048	3,000	3,745,722
Centinela Valley Union High School District (Election of 2010), Series 2012 B, GO Bonds(d)	5.00%	08/01/2050	800	834,830
Chabot-Las Positas Community College District (Election of 2016), Series 2017 A, GO Bonds	4.00%	08/01/2047	4,750	5,513,629
Chaffey Joint Union High School District (Election of 2012), Series 2015 B, GO Bonds	5.00%	08/01/2044	2,000	2,288,241
Chino Valley Unified School District, Series 2020 B, GO Bonds	5.00%	08/01/2055	5,000	6,445,139
Coachella Valley Unified School District (2005 Election), Series 2016 E, GO Bonds, (INS - AGM)(a)	4.00%	08/01/2045	1,500	1,700,672
East Bay Municipal Utility District Water System Revenue, Series 2015 A, Ref. RB	5.00%	06/01/2037	1,500	1,749,931
East Bay Municipal Utility District Water System Revenue (Green Bonds), Series 2017 A, RB	5.00%	06/01/2042	1,500	1,847,685
East Bay Municipal Utility District Water System Revenue (Green Bonds), Series 2017 A, RB	5.00%	06/01/2045	2,000	2,464,702
East Whittier City School District, Series 2020 C, GO Bonds	4.00%	08/01/2047	2,775	3,110,211
Foothill-Eastern Transportation Corridor Agency, Subseries 2014 B-1, Ref. RB	3.95%	01/15/2053	2,000	2,211,381
Fremont Union High School District, Series 2019 A, GO Bonds	4.00%	08/01/2046	3,000	3,471,592
Inland Valley Development Agency, Series 2014 A, Ref. RB, (INS - AGM)(a)	5.00%	09/01/2044	1,000	1,103,495
Irvine Unified School District (Community Facilities District No. 01-1), Series 2015, Ref. RB, (INS - BAM)(a)	5.00%	09/01/2038	2,600	2,960,288
Jurupa Unified School District, Series 2017 B, GO Bonds	4.00%	08/01/2041	2,000	2,281,861
Lodi Unified School District (Election of 2016), Series 2020, GO Bonds	3.00%	08/01/2043	5,000	5,342,235
Long Beach (City of), CA, Series 2015, RB	5.00%	05/15/2045	500	550,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco California AMT-Free Municipal Bond ETF (PWZ)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Long Beach (City of), CA, Series 2017 C, Ref. RB	5.00%	05/15/2047	$1,500	$1,805,203
Long Beach (City of), CA (Alamitos Bay Marina), Series 2015, RB	5.00%	05/15/2040	500	553,551
Long Beach Community College District, Series 2019 C, GO Bonds	4.00%	08/01/2049	1,500	1,737,756
Los Angeles (City of), CA (Green Bonds), Series 2017 A, RB	5.25%	06/01/2047	1,000	1,238,818
Los Angeles (City of), CA Department of Airports, Series 2015 C, Ref. RB	5.00%	05/15/2038	2,000	2,318,510
Los Angeles (City of), CA Department of Airports, Series 2017 B, RB	5.00%	05/15/2042	3,500	4,298,576
Los Angeles (City of), CA Department of Airports, Series 2021 B, Ref. RB	5.00%	05/15/2045	1,500	1,947,403
Los Angeles (City of), CA Department of Airports, Series 2021 B, Ref. RB	5.00%	05/15/2048	1,000	1,293,176
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport), Series 2020 A, Ref. RB	5.00%	05/15/2040	3,000	3,875,839
Los Angeles (City of), CA Department of Water & Power, Series 2012 B, RB	5.00%	07/01/2043	2,000	2,077,447
Los Angeles (City of), CA Department of Water & Power, Series 2014 D, RB	5.00%	07/01/2039	1,000	1,127,142
Los Angeles (City of), CA Department of Water & Power, Series 2015 E, RB	5.00%	07/01/2044	1,000	1,125,030
Los Angeles (City of), CA Department of Water & Power, Series 2016 A, Ref. RB	5.00%	07/01/2046	1,000	1,177,843
Los Angeles (City of), CA Department of Water & Power, Series 2016 A, Ref. RB	5.00%	07/01/2046	2,500	2,939,939
Los Angeles (City of), CA Department of Water & Power, Series 2016 B, RB	5.00%	07/01/2042	1,500	1,770,977
Los Angeles (City of), CA Department of Water & Power, Series 2017 A, RB	5.00%	07/01/2042	1,500	1,810,871
Los Angeles (City of), CA Department of Water & Power, Series 2018 A, RB	5.00%	07/01/2048	2,000	2,453,999
Los Angeles (City of), CA Department of Water & Power, Series 2018 B, Ref. RB	5.00%	07/01/2048	5,000	6,220,867
Los Angeles (City of), CA Department of Water & Power, Series 2019 D, Ref. RB	5.00%	07/01/2049	2,235	2,848,459
Los Angeles (City of), CA Department of Water & Power, Series 2020 B, Ref. RB	5.00%	07/01/2039	2,250	2,952,077
Los Angeles (City of), CA Department of Water & Power, Series 2021 C, Ref. RB	5.00%	07/01/2037	1,000	1,322,570
Los Angeles (City of), CA Department of Water & Power, Series 2021 C, Ref. RB	5.00%	07/01/2040	1,000	1,308,220
Los Angeles (City of), CA Department of Water & Power, Series 2021 C, Ref. RB	5.00%	07/01/2041	1,000	1,304,748
Los Angeles (County of), CA Metropolitan Transportation Authority, Series 2017 A, RB	5.00%	07/01/2042	6,500	7,986,398
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2017 A, RB	5.00%	07/01/2041	1,000	1,231,054
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2019 A, RB	5.00%	07/01/2044	2,000	2,511,063
Los Angeles (County of), CA Public Works Financing Authority, Series 2015 A, RB	5.00%	12/01/2044	2,000	2,280,450
Los Angeles (County of), CA Public Works Financing Authority, Series 2016 D, RB	5.00%	12/01/2045	1,050	1,226,959
Los Angeles (County of), CA Public Works Financing Authority, Series 2019 E-1, RB	5.00%	12/01/2049	10,645	13,513,999
Los Angeles (County of), CA Public Works Financing Authority (Green Bonds), Series 2020 A, RB	3.00%	12/01/2050	3,585	3,819,893
Los Angeles (County of), CA Public Works Financing Authority (Multiple Capital Project II), Series 2012, RB	5.00%	08/01/2037	1,130	1,178,665
Los Angeles (County of), CA Public Works Financing Authority (Multiple Capital Project II), Series 2012, RB	5.00%	08/01/2042	2,330	2,429,465
Los Angeles Community College District, Series 2016, Ref. GO Bonds	5.00%	08/01/2036	1,000	1,214,339
Los Angeles Community College District, Series 2016, Ref. GO Bonds	4.00%	08/01/2037	1,215	1,402,725
Los Angeles Community College District (Election of 2008), Series 2017 J, GO Bonds	4.00%	08/01/2041	250	293,110
Los Angeles Community College District (Election of 2008), Series 2019 K, GO Bonds	3.00%	08/01/2039	3,800	4,099,811
Los Angeles County Facilities, Inc. (Vermont Corridor County Administration Building), Series 2018 A, RB	5.00%	12/01/2043	5,000	6,234,148
Los Angeles Unified School District, Series 2020 C, GO Bonds	4.00%	07/01/2040	1,000	1,201,927
Los Angeles Unified School District, Series 2020 C, GO Bonds	3.00%	07/01/2045	1,000	1,079,811
Los Angeles Unified School District (Election of 2008), Series 2018 B-1, GO Bonds	5.00%	07/01/2038	1,000	1,237,076
Madera Unified School District, Series 2017, GO Bonds	4.00%	08/01/2046	3,000	3,458,637
Marin (County of), CA Healthcare District (Election of 2013), Series 2017 A, GO Bonds	5.00%	08/01/2041	5,000	6,122,944
Metropolitan Water District of Southern California, Series 2020 A, RB	5.00%	10/01/2045	2,000	2,571,358
Metropolitan Water District of Southern California, Series 2021 A, RB	5.00%	10/01/2046	1,000	1,318,005
Metropolitan Water District of Southern California, Series 2021 A, RB	5.00%	10/01/2051	1,000	1,312,241
Moreno Valley Unified School District, Series 2021 C, GO Bonds, (INS - BAM)(a)	3.00%	08/01/2050	3,000	3,239,822
Morgan Hill Unified School District (Election of 2012), Series 2017 B, GO Bonds	4.00%	08/01/2047	3,000	3,405,120
Mountain View Shoreline Regional Park Community, Series 2018 A, RB, (INS - AGM)(a)	5.00%	08/01/2048	5,000	6,160,676
Ontario (City of), CA International Airport Authority, Series 2021 A, RB, (INS - AGM)(a)	5.00%	05/15/2046	1,500	1,944,855
Ontario (City of), CA International Airport Authority, Series 2021 A, RB, (INS - AGM)(a)	4.00%	05/15/2051	2,000	2,341,441
Orange (County of), CA Local Transportation Authority, Series 2019, RB	5.00%	02/15/2041	3,000	3,790,727
Orange (County of), CA Water District, Series 2017 A, Ref. RB	4.00%	08/15/2041	2,000	2,290,102
Oxnard Union High School District, Series 2020 B, GO Bonds	5.00%	08/01/2045	2,180	2,690,747
Rio Elementary School District, Series 2020 C, GO Bonds, (INS - BAM)(a)	5.00%	08/01/2047	1,340	1,638,267

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco California AMT-Free Municipal Bond ETF (PWZ)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Sacramento (City of), CA (Convention Center Complex), Series 2018 A, RB	5.00%	06/01/2043	$4,500	$5,393,392
Sacramento (City of), CA (Convention Center Complex), Series 2018 A, RB	5.00%	06/01/2048	6,000	7,148,190
Sacramento (County of), CA Sanitation Districts Financing Authority, Series 2014 A, Ref. RB	5.00%	12/01/2044	1,525	1,704,983
Sacramento City Unified School District, Series 2021 G, GO Bonds, (INS - AGM)(a)	4.00%	08/01/2049	1,000	1,172,199
San Bernardino Community College District, Series 2019 A, GO Bonds(b)(c)	4.00%	08/16/2027	3,500	4,211,094
San Diego (City of), CA Association of Governments, Series 2017 A, RB	5.00%	07/01/2042	1,000	1,213,491
San Diego (City of), CA Public Facilities Financing Authority, Series 2020 A, RB	4.00%	08/01/2045	300	357,969
San Diego (City of), CA Public Facilities Financing Authority (Capital Improvement), Series 2015 A, RB	5.00%	10/15/2044	1,000	1,160,255
San Diego (City of), CA Public Facilities Financing Authority (Capital Improvement), Series 2021 A, RB	5.00%	10/15/2046	1,535	1,967,895
San Diego (City of), CA Public Facilities Financing Authority (Capital Improvement), Series 2021 A, RB	4.00%	10/15/2050	500	591,093
San Diego (County of), CA Regional Airport Authority, Series 2019 A, Ref. RB	5.00%	07/01/2044	1,500	1,866,997
San Diego (County of), CA Regional Airport Authority, Series 2019 A, Ref. RB	5.00%	07/01/2049	3,000	3,712,612
San Diego (County of), CA Regional Transportation Commission, Series 2016 A, RB	5.00%	04/01/2048	4,000	4,736,002
San Diego Unified School District, Series 2020 D-2, GO Bonds	5.00%	07/01/2022	3,000	3,123,115
San Diego Unified School District (Election of 2012), Series 2013 C, GO Bonds	5.00%	07/01/2035	1,000	1,085,596
San Diego Unified School District (Election of 2012), Series 2016 F, GO Bonds	5.00%	07/01/2040	1,000	1,165,349
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	5.00%	07/01/2041	13,535	16,662,319
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	5.00%	07/01/2047	3,000	3,670,795
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2014 B, RB	5.00%	05/01/2044	2,000	2,234,873
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2016, RB	5.00%	05/01/2046	4,465	5,304,796
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2017 B, RB	5.00%	05/01/2047	2,000	2,427,419
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2018, RB	5.00%	05/01/2048	7,000	8,613,898
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2019, RB	5.00%	05/01/2049	3,000	3,742,307
San Francisco (City of), CA Public Utilities Commission (Hetch Hetchy Water), Series 2020 D, RB	3.00%	11/01/2050	2,000	2,154,090
San Francisco Bay Area Rapid Transit District (Green Bonds), Series 2019 F1, GO Bonds	3.00%	08/01/2038	3,500	3,851,584
San Francisco Bay Area Rapid Transit District (Green Bonds), Series 2020 C-1, GO Bonds	3.00%	08/01/2050	2,000	2,137,772
San Francisco Community College District, Series 2020 A, GO Bonds	4.00%	06/15/2045	3,000	3,534,359
San Jose (City of), CA Financing Authority (Civic Center), Series 2013 A, Ref. RB(b)(c)	5.00%	06/01/2023	3,000	3,253,234
San Mateo & Foster (Cities of), CA Public Financing Authority (Clean Water Program), Series 2019, RB	5.00%	08/01/2049	6,500	8,274,165
San Mateo Foster (City of), CA Public Financing Authority (Clean Water Program), Series 2019, RB	4.00%	08/01/2044	5,000	5,972,494
San Mateo Foster City School District, Series 2021 A, GO Bonds	2.50%	08/01/2046	1,000	1,018,365
San Mateo Foster City School District, Series 2021 A, GO Bonds	2.50%	08/01/2051	1,000	1,013,630
San Mateo Union High School District, Series 2021 B, GO Bonds	2.00%	09/01/2045	1,000	957,630
San Mateo Union High School District, Series 2021 B, GO Bonds	2.13%	09/01/2048	1,000	971,247
San Rafael City High School District (Election of 2015), Series 2018 B, GO Bonds	4.00%	08/01/2047	5,000	5,776,148
Santa Ana Unified School District, Series 2021 B, GO Bonds, (INS - AGM)(a)	2.13%	08/01/2050	1,000	964,754
Santa Clara (County of), CA Financing Authority, Series 2019 A, RB	3.00%	05/01/2041	2,000	2,170,982
Santa Clara Valley Water District, Series 2016 A, Ref. RB	5.00%	06/01/2046	4,090	4,803,570
Santa Cruz (County of), CA Redevelopment Agency, Series 2015 A, Ref. RB, (INS - AGM)(a)	5.00%	09/01/2035	2,500	2,919,834
Simi Valley Unified School District (Election of 2016), Series 2017 A, GO Bonds	4.00%	08/01/2046	1,000	1,147,354
Sonoma Valley Unified School District, Series 2020, GO Bonds	4.00%	08/01/2047	1,300	1,514,745
Transbay Joint Powers Authority (Green Bonds), Series 2020 A, RB	5.00%	10/01/2049	2,200	2,761,063
Tulare (County of), CA Local Health Care District, Series 2020, Ref. GO Bonds, (INS - BAM)(a)	4.00%	08/01/2039	2,000	2,376,126
University of California, Series 2012 G, RB(b)(c)	5.00%	05/15/2022	745	770,530
University of California, Series 2012 G, RB(b)	5.00%	05/15/2037	755	781,147
University of California, Series 2013 AI, RB	5.00%	05/15/2038	1,500	1,620,106
University of California, Series 2016 AR, Ref. RB	5.00%	05/15/2046	1,115	1,329,235
University of California, Series 2017 AV, RB	5.25%	05/15/2042	4,000	4,988,326
University of California, Series 2017 M, RB	5.00%	05/15/2042	1,725	2,111,053
University of California, Series 2018 AZ, Ref. RB	5.00%	05/15/2048	3,500	4,344,360
University of California, Series 2018 O, Ref. RB	5.00%	05/15/2058	1,500	1,852,910
University of California, Series 2020 BE, Ref. RB	4.00%	05/15/2047	4,750	5,618,556

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco California AMT-Free Municipal Bond ETF (PWZ)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
University of California, Series 2021 BH, Ref. RB	4.00%	05/15/2046	$6,000	$7,214,434
University of California, Series 2021 BH, Ref. RB	4.00%	05/15/2051	1,000	1,196,962
University of California, Series 2021 Q, Ref. RB	4.00%	05/15/2037	1,500	1,849,879
University of California, Series 2021 Q, Ref. RB	5.00%	05/15/2046	5,000	6,503,657

				511,123,226

Puerto Rico-0.21%
Puerto Rico (Commonwealth of), Series 2007 A-4, Ref. GO Bonds, (INS - AGM)(a)	5.00%	07/01/2031	1,100	1,117,748

TOTAL INVESTMENTS IN SECURITIES(e)-98.50% (Cost $477,535,308)				512,240,974
OTHER ASSETS LESS LIABILITIES-1.50%				7,787,325

NET ASSETS-100.00%				$520,028,299

Investment Abbreviations:

AGM-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Security subject to crossover refunding.
(e)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco CEF Income Composite ETF (PCEF)

August 31, 2021

Schedule of Investments

	Shares	Value
Closed-End Funds-99.98%
Bonds-38.46%
Aberdeen Asia-Pacific Income Fund, Inc.	3,783,253	$16,116,658
BlackRock Core Bond Trust(a)	530,361	8,655,492
BlackRock Credit Allocation Income Trust(a)	1,164,657	17,854,192
BlackRock Income Trust, Inc.(a)	541,509	3,449,412
BlackRock Limited Duration Income Trust	354,545	6,154,901
BlackRock Multi-Sector Income Trust	369,777	6,896,341
BlackRock Taxable Municipal Bond Trust	517,428	13,675,622
Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	248,352	6,703,021
Cohen & Steers Select Preferred and Income Fund, Inc.	83,062	2,624,751
DoubleLine Income Solutions Fund	1,039,753	18,611,579
DoubleLine Opportunistic Credit Fund(a)	148,015	2,933,657
Eaton Vance Limited Duration Income Fund	1,595,109	21,262,803
Eaton Vance Short Duration Diversified Income Fund(a)	224,303	3,059,493
First Eagle Senior Loan Fund(a)(b)	106,373	478,679
First Trust Intermediate Duration Preferred & Income Fund(a)	604,366	15,834,389
Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.	141,451	4,137,442
Flaherty & Crumrine Preferred & Income Securities Fund, Inc.(a)	333,639	7,657,015
Flaherty & Crumrine Total Return Fund, Inc.	73,969	1,765,640
Franklin Ltd. Duration Income Trust(a)	303,997	2,836,292
Franklin Universal Trust(a)	394,032	3,384,735
Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust(a)	151,070	3,754,090
Invesco Bond Fund(a)(c)	142,973	2,909,501
Invesco Senior Income Trust(a)(c)	2,121,788	9,293,431
John Hancock Preferred Income Fund	224,046	4,917,810
John Hancock Preferred Income Fund II	179,946	4,091,972
John Hancock Preferred Income Fund III(a)	269,060	5,243,979
John Hancock Premium Dividend Fund(a)	331,098	5,559,135
MFS Charter Income Trust	440,659	3,816,107
MFS Government Markets Income Trust(a)	410,365	1,813,813
MFS Intermediate Income Trust(a)	1,437,718	5,290,802
MFS Multimarket Income Trust(a)	531,967	3,489,704
Nuveen Credit Strategies Income Fund(a)	1,895,419	12,320,224
Nuveen Floating Rate Income Fund(a)	805,100	8,051,000
Nuveen Global High Income Fund	329,788	5,349,161
Nuveen Preferred & Income Opportunities Fund(a)	1,025,048	10,281,231
Nuveen Preferred & Income Securities Fund(a)	2,039,666	20,396,660
Nuveen Preferred & Income Term Fund	200,732	5,110,637
Nuveen Taxable Municipal Income Fund(a)	279,083	6,524,961
PIMCO Dynamic Income Opportunities Fund	920,956	19,947,907
PIMCO Income Opportunity Fund(a)	143,256	3,804,879
PIMCO Income Strategy Fund(a)	224,939	2,960,197
PIMCO Income Strategy Fund II(a)	518,683	5,902,613
Pioneer Floating Rate Fund, Inc.(a)	300,792	3,404,965
Putnam Master Intermediate Income Trust	640,564	2,607,095
Putnam Premier Income Trust(a)	1,277,524	5,812,734
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.(a)	143,598	2,271,720
TCW Strategic Income Fund, Inc.(a)	598,190	3,445,574

	Shares	Value
Bonds-(continued)
Templeton Global Income Fund(a)	1,867,716	$10,253,761
Virtus Global Multi-Sector Income Fund	116,336	1,379,745
Western Asset Global Corporate Defined Opportunity Fund, Inc.(a)	186,004	3,394,573
Western Asset Inflation-Linked Opportunities & Income Fund	979,926	13,052,614
Western Asset Inflation-Linked Securities & Income Fund(a)	326,145	4,549,723
Western Asset Investment Grade Defined Opportunity Trust, Inc.	109,985	2,384,475

		367,478,907

Bonds/High Yield-22.85%
AllianceBernstein Global High Income Fund, Inc.	1,213,126	15,067,025
Barings Global Short Duration High Yield Fund(a)	287,009	4,916,464
BlackRock Corporate High Yield Fund, Inc.	1,212,096	15,272,410
BlackRock Debt Strategies Fund, Inc	578,940	6,680,968
BlackRock Floating Rate Income Strategies Fund, Inc.(a)	498,028	6,673,575
BlackRock Floating Rate Income Trust	313,765	4,100,909
BNY Mellon High Yield Strategies Fund	1,001,455	3,364,889
Credit Suisse Asset Management Income Fund, Inc.	519,426	1,823,185
Credit Suisse High Yield Bond Fund	1,289,755	3,224,387
Delaware Ivy High Income Opportunities Fund	258,803	3,651,710
Eaton Vance Floating-Rate Income Trust(a)	494,950	7,448,997
Eaton Vance Senior Floating-Rate Trust(a)	455,091	6,526,005
First Trust High Income Long/Short Fund(a)	473,956	7,578,556
First Trust Senior Floating Rate Income Fund II	313,419	3,964,750
Guggenheim Credit Allocation Fund	72,863	1,557,082
Highland Income Fund	1,324,515	14,543,175
Insight Select Income Fund	136,401	2,886,245
Morgan Stanley Emerging Markets Debt Fund, Inc.	325,825	3,082,305
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	1,069,074	6,574,805
Neuberger Berman High Yield Strategies Fund, Inc.	164,617	2,070,882
New America High Income Fund, Inc. (The)(a)	336,358	3,202,128
Nuveen NASDAQ 100 Dynamic Overwrite Fund	374,490	11,328,322
PGIM Global High Yield Fund, Inc.	630,836	9,910,434
PGIM High Yield Bond Fund, Inc.	469,103	7,646,379
PGIM Short Duration High Yield Opportunities Fund(a)	349,179	6,630,909
PIMCO High Income Fund(a)	898,240	6,125,997
Pioneer Diversified High Income Trust(a)	106,191	1,661,889
Pioneer High Income Fund, Inc.(a)	289,149	3,122,809
Templeton Emerging Markets Income Fund	738,567	5,805,137
Wells Fargo Income Opportunities Fund	852,533	7,749,525
Wells Fargo Multi-Sector Income Fund	279,961	3,692,686
Western Asset Emerging Markets Debt Fund, Inc.(a)	839,380	11,675,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco CEF Income Composite ETF (PCEF)–(continued)

August 31, 2021

	Shares	Value
Bonds/High Yield-(continued)
Western Asset Global High Income Fund, Inc.(a)	282,302	$2,924,649
Western Asset High Income Fund II, Inc.	584,307	4,393,989
Western Asset High Income Opportunity Fund, Inc.	1,330,544	6,985,356
Western Asset High Yield Defined Opportunity Fund, Inc.	286,075	4,494,238

		218,358,547

Domestic Equity-2.31%
John Hancock Tax-Advantaged Dividend Income Fund	430,597	10,545,320
NexPoint Strategic Opportunities Fund	765,526	11,482,890

		22,028,210

Equities-2.48%
Virtus Dividend, Interest & Premium Strategy Fund	1,513,265	23,667,465

Fixed Income-5.01%
Ares Dynamic Credit Allocation Fund, Inc.(a)	315,890	5,145,848
Blackstone Long-Short Credit Income Fund(a)	176,717	2,592,438
PIMCO Dynamic Credit and Mortgage Income Fund(a)	1,079,906	24,254,689
PIMCO Dynamic Income Fund	474,460	13,512,621
PIMCO Strategic Income Fund, Inc.(a)	298,711	2,386,701

		47,892,297

Option Income-28.87%
BlackRock Energy and Resources Trust	401,362	3,535,999
BlackRock Enhanced Capital and Income Fund, Inc.(a)	561,305	12,112,962
BlackRock Enhanced Equity Dividend Trust(a)	2,371,132	24,161,835
BlackRock Enhanced Global Dividend Trust	991,900	12,418,588
BlackRock Enhanced International Dividend Trust(a)	1,462,681	9,361,158
BlackRock Health Sciences Trust(a)	110,514	5,361,034
BlackRock Resources & Commodities Strategy Trust	1,116,403	10,371,384
BlackRock Science & Technology Trust	190,114	10,431,555
Brookfield Real Assets Income Fund, Inc.	333,726	7,372,007
Columbia Seligman Premium Technology Growth Fund, Inc.(a)	116,222	3,991,064
Eaton Vance Enhanced Equity Income Fund	484,431	9,388,273
Eaton Vance Enhanced Equity Income Fund II(a)	500,431	12,415,693
Eaton Vance Risk-Managed Diversified Equity Income Fund(a)	441,628	4,875,573
Eaton Vance Tax-Managed Buy-Write Income Fund	227,358	3,783,237

	Shares	Value
Option Income-(continued)
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	707,307	$11,698,858
Eaton Vance Tax-Managed Diversified Equity Income Fund	1,490,494	21,761,212
Eaton Vance Tax-Managed Global Buy Write Opportunities Fund	1,050,820	11,664,102
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	3,736,546	40,167,870
First Trust Enhanced Equity Income Fund(a)	245,004	5,230,835
GAMCO Natural Resources Gold & Income Trust(a)	303,222	1,622,238
Guggenheim Enhanced Equity Income Fund	653,260	6,160,242
John Hancock Hedged Equity & Income Fund(a)	171,550	2,276,469
Madison Covered Call & Equity Strategy Fund(a)	182,680	1,510,764
Nuveen Dow 30sm Dynamic Overwrite Fund(a)	512,048	8,976,201
Nuveen S&P 500 Buy-Write Income Fund	1,320,399	19,779,577
Nuveen S&P 500 Dynamic Overwrite Fund(a)	167,185	3,041,095
Voya Global Advantage and Premium Opportunity Fund	256,250	2,606,063
Voya Global Equity Dividend and Premium Opportunity Fund	1,152,288	7,167,231
Voya Infrastructure Industrials and Materials Fund(a)	205,938	2,662,778

		275,905,897

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $822,191,093)		955,331,323

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.71%
Invesco Private Government Fund, 0.02%(c)(d)(e)	4,905,376	4,905,376
Invesco Private Prime Fund, 0.11%(c)(d)(e)	11,441,299	11,445,876

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $16,351,252)		16,351,252

TOTAL INVESTMENTS IN SECURITIES-101.69% (Cost $838,542,345)		971,682,575
OTHER ASSETS LESS LIABILITIES-(1.69)%		(16,128,082)

NET ASSETS-100.00%		$955,554,493

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco CEF Income Composite ETF (PCEF)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at August 31, 2021.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Value August 31, 2021	Dividend Income

Invesco Bond Fund	$2,212,405	$958,477	$(268,882)	$(6,119)	$91,315		$2,909,501	$77,344

Invesco High Income 2023 Target Term Fund	1,301,886	269,550	(1,682,492)	384,900	(273,844)		-	37,357

Invesco High Income Trust II	1,540,802	2,157	(1,488,884)	(226,031)	171,956		-	11,647

Invesco Senior Income Trust	-	9,304,525	(1,668,264)	1,554,551	102,619		9,293,431	415,848

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	26,777,671	(26,777,671)	-	-		-	145

Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	199,232	(199,232)	-	-		-	-

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	9,472,276	100,345,721	(104,912,621)	-	-		4,905,376	2,196	*

Invesco Private Prime Fund	3,158,494	148,765,574	(140,481,177)	-	2,985		11,445,876	15,053	*

Total	$17,685,863	$286,622,907	$(277,479,223)	$1,707,301	$95,031	**	$28,554,184	$559,590

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	Includes capital gains distributions from affiliated underlying funds as follows:

Fund Name	Capital Gain
Invesco Bond Fund	$77,695

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-97.97%
Aerospace & Defense-1.72%
Howmet Aerospace, Inc.
5.13%, 10/01/2024(b)	$2,807,000	$3,088,486
5.90%, 02/01/2027	2,736,000	3,228,548
TransDigm, Inc., 5.50%, 11/15/2027	7,859,000	8,055,475

		14,372,509

Airlines-3.33%
Delta Air Lines, Inc.
7.38%, 01/15/2026(b)	6,140,000	7,233,512
4.38%, 04/19/2028(b)	6,764,000	7,163,598
United Airlines Holdings, Inc., 4.25%, 10/01/2022(b)	13,131,100	13,410,136

		27,807,246

Auto Components-2.03%
American Axle & Manufacturing, Inc.
6.25%, 04/01/2025(b)	2,233,000	2,310,150
6.88%, 07/01/2028(b)	2,234,000	2,416,548
Dana, Inc., 5.63%, 06/15/2028(b)	4,315,000	4,646,737
Goodyear Tire & Rubber Co. (The)
5.00%, 05/31/2026(b)	3,546,000	3,655,713
5.00%, 07/15/2029(b)(c)	3,680,000	3,902,419

		16,931,567

Automobiles-2.89%
Ford Motor Co.
8.50%, 04/21/2023	10,544,000	11,677,480
4.35%, 12/08/2026	11,509,000	12,413,550

		24,091,030

Banks-0.74%
CIT Group, Inc.
5.00%, 08/15/2022(b)	2,872,000	2,989,608
6.13%, 03/09/2028(b)	2,600,000	3,193,099

		6,182,707

Building Products-0.30%
Griffon Corp., 5.75%, 03/01/2028(b)	2,385,000	2,533,919

Chemicals-3.91%
Ashland LLC, 4.75%, 08/15/2022	3,447,000	3,550,410
Avient Corp., 5.25%, 03/15/2023	3,124,000	3,323,155
CF Industries, Inc., 3.45%, 06/01/2023	5,819,000	6,128,222
Chemours Co. (The), 5.38%, 05/15/2027(b)	4,561,000	4,960,293
Huntsman International LLC, 4.50%, 05/01/2029	4,899,000	5,622,421
Olin Corp., 5.63%, 08/01/2029(b)	4,633,000	5,118,538
Scotts Miracle-Gro Co. (The), 4.00%, 04/01/2031(b)(c)	3,926,000	3,940,860

		32,643,899

Commercial Services & Supplies-0.97%
CoreCivic, Inc., 8.25%, 04/15/2026(b)	4,300,000	4,544,735
Covanta Holding Corp., 6.00%, 01/01/2027(b)	3,465,000	3,590,606

		8,135,341

	Principal Amount	Value
Communications Equipment-0.46%
Hughes Satellite Systems Corp., 6.63%, 08/01/2026(b)	$3,357,000	$3,818,957

Construction & Engineering-1.63%
AECOM, 5.13%, 03/15/2027	6,552,000	7,327,691
Fluor Corp.
3.50%, 12/15/2024(b)	2,934,000	3,087,258
4.25%, 09/15/2028(b)	3,069,000	3,224,721

		13,639,670

Consumer Finance-3.62%
Ally Financial, Inc.
5.75%, 11/20/2025(b)	4,875,000	5,568,440
8.00%, 11/01/2031	4,050,000	5,745,005
Navient Corp.
6.50%, 06/15/2022	3,735,000	3,879,731
5.00%, 03/15/2027(b)	4,048,000	4,256,371
OneMain Finance Corp.
7.13%, 03/15/2026	2,600,000	3,038,750
6.63%, 01/15/2028	2,588,000	2,991,378
SLM Corp., 4.20%, 10/29/2025(b)	4,367,000	4,710,901

		30,190,576

Containers & Packaging-2.77%
Ball Corp.
5.25%, 07/01/2025(b)	2,789,000	3,155,056
2.88%, 08/15/2030(b)	3,325,000	3,337,602
Berry Global, Inc., 0.95%, 02/15/2024(b)(c)	6,053,000	6,079,648
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/2023	6,294,000	6,603,665
Silgan Holdings, Inc., 4.13%, 02/01/2028	3,809,000	3,946,809

		23,122,780

Diversified Consumer Services-0.57%
Service Corp. International, 5.13%, 06/01/2029	4,371,000	4,771,821

Diversified Telecommunication Services-1.57%
Lumen Technologies, Inc.
Series G, 6.88%, 01/15/2028(b)	5,804,000	6,532,083
Series Y, 7.50%, 04/01/2024(b)	5,880,000	6,548,850

		13,080,933

Electric Utilities-2.70%
FirstEnergy Corp.
Series B, 4.75%, 03/15/2023	4,783,000	4,986,038
Series B, 4.40%, 07/15/2027	4,668,000	5,244,652
NRG Energy, Inc., 6.63%, 01/15/2027	3,632,000	3,774,029
PG&E Corp., 5.25%, 07/01/2030(b)	8,668,000	8,549,682

		22,554,401

Electronic Equipment, Instruments & Components-0.81%
CDW LLC/CDW Finance Corp.
5.50%, 12/01/2024	2,973,000	3,290,963
3.25%, 02/15/2029	3,379,000	3,476,146

		6,767,109

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)–(continued)

August 31, 2021

	Principal Amount	Value
Energy Equipment & Services-0.80%
Oceaneering International, Inc., 4.65%, 11/15/2024	$3,161,000	$3,220,269
Patterson-UTI Energy, Inc., 3.95%, 02/01/2028(b)	3,524,000	3,461,520

		6,681,789

Entertainment-0.90%
Netflix, Inc.
5.50%, 02/15/2022	3,584,000	3,659,766
4.88%, 04/15/2028	3,302,000	3,863,439

		7,523,205

Equity REITs-5.32%
CyrusOne L.P./CyrusOne Finance Corp.
2.90%, 11/15/2024	1,735,000	1,820,761
3.45%, 11/15/2029	1,745,000	1,835,492
Diversified Healthcare Trust, 4.75%, 02/15/2028(b)	4,845,000	4,913,145
EPR Properties, 3.75%, 08/15/2029	3,834,000	3,855,289
FelCor Lodging L.P., 6.00%, 06/01/2025	3,927,000	4,018,303
GLP Capital L.P./GLP Financing II, Inc.
5.38%, 04/15/2026	2,017,000	2,315,052
5.30%, 01/15/2029	2,000,000	2,351,150
iStar, Inc., 4.75%, 10/01/2024(b)	2,239,000	2,379,049
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	4,047,000	4,289,820
RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, 10/15/2027	3,635,000	3,791,625
Sabra Health Care L.P.
5.13%, 08/15/2026	1,478,000	1,669,023
3.90%, 10/15/2029	1,600,000	1,713,083
SBA Communications Corp.
4.88%, 09/01/2024	1,938,000	1,969,493
3.88%, 02/15/2027(b)	1,950,000	2,029,034
Service Properties Trust
4.35%, 10/01/2024	2,669,000	2,709,035
4.75%, 10/01/2026	2,720,000	2,716,600

		44,375,954

Food Products-2.71%
B&G Foods, Inc., 5.25%, 04/01/2025(b)	3,266,000	3,355,815
Kraft Heinz Foods Co. (The)
3.00%, 06/01/2026	7,149,000	7,585,179
4.25%, 03/01/2031(b)	6,811,000	7,871,693
TreeHouse Foods, Inc., 4.00%, 09/01/2028(b)	3,960,000	3,821,796

		22,634,483

Gas Utilities-0.72%
AmeriGas Partners L.P./AmeriGas Finance Corp.
5.63%, 05/20/2024	2,657,000	2,909,415
5.88%, 08/20/2026	2,750,000	3,097,187

		6,006,602

Health Care Equipment & Supplies-0.43%
Teleflex, Inc., 4.63%, 11/15/2027	3,422,000	3,588,822

Health Care Providers & Services-6.80%
Centene Corp., 4.63%, 12/15/2029	11,015,000	12,096,012

	Principal Amount	Value
Health Care Providers & Services-(continued)
Encompass Health Corp., 4.75%, 02/01/2030(b)	$4,397,000	$4,693,754
HCA, Inc.
5.38%, 02/01/2025	5,971,000	6,736,094
3.50%, 09/01/2030(b)	6,594,000	7,086,209
Magellan Health, Inc., 4.90%, 09/22/2024	3,839,000	4,234,071
Molina Healthcare, Inc., 5.38%, 11/15/2022	6,458,000	6,703,404
Tenet Healthcare Corp.
4.88%, 01/01/2026(b)(c)	4,210,000	4,372,296
4.63%, 06/15/2028(c)	4,270,000	4,424,787
Universal Health Services, Inc., 2.65%, 10/15/2030(c)	6,261,000	6,387,723

		56,734,350

Hotels, Restaurants & Leisure-4.43%
Churchill Downs, Inc., 5.50%, 04/01/2027(b)(c)	2,293,000	2,384,720
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/2030	5,826,000	6,270,232
MGM Resorts International
6.00%, 03/15/2023	3,706,000	3,928,360
5.50%, 04/15/2027(b)	3,624,000	3,950,106
Royal Caribbean Cruises Ltd.
5.25%, 11/15/2022	4,054,000	4,155,350
3.70%, 03/15/2028(b)	4,553,000	4,313,193
Travel + Leisure Co.
4.25%, 03/01/2022	2,134,000	2,142,003
Series J, 6.00%, 04/01/2027	1,892,000	2,095,929
Yum! Brands, Inc., 3.63%, 03/15/2031	7,498,000	7,712,930

		36,952,823

Household Durables-3.50%
Century Communities, Inc., 6.75%, 06/01/2027	2,219,000	2,373,709
KB Home, 4.00%, 06/15/2031(b)	3,200,000	3,332,624
M/I Homes, Inc., 4.95%, 02/01/2028	2,568,000	2,693,318
MDC Holdings, Inc., 2.50%, 01/15/2031(b)	3,342,000	3,274,091
Meritage Homes Corp., 6.00%, 06/01/2025(b)	3,006,000	3,450,798
Newell Brands, Inc., 4.70%, 04/01/2026 .	5,533,000	6,190,044
Toll Brothers Finance Corp.
4.38%, 04/15/2023	2,138,340	2,231,892
4.88%, 03/15/2027(b)	2,021,000	2,297,008
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/2024	1,534,000	1,702,679
Tri Pointe Homes, Inc., 5.70%, 06/15/2028	1,525,000	1,690,180

		29,236,343

Household Products-0.42%
Spectrum Brands, Inc., 5.75%, 07/15/2025	3,411,000	3,496,275

Independent Power and Renewable Electricity Producers-1.10%
AES Corp. (The), 1.38%, 01/15/2026	9,200,000	9,155,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)–(continued)

August 31, 2021

	Principal Amount	Value
Internet & Direct Marketing Retail-0.88%
QVC, Inc.
4.38%, 03/15/2023	$3,442,000	$3,609,798
4.75%, 02/15/2027(b)	3,505,000	3,760,269

		7,370,067

IT Services-0.23%
Twilio, Inc., 3.63%, 03/15/2029(b)	1,840,000	1,901,548

Machinery-1.41%
Hillenbrand, Inc., 5.00%, 09/15/2026(b)	2,566,000	2,865,580
Trinity Industries, Inc., 4.55%, 10/01/2024	3,866,000	4,114,816
Wabtec Corp.
4.40%, 03/15/2024	2,201,000	2,373,732
4.95%, 09/15/2028	2,040,000	2,381,101

		11,735,229

Media-4.33%
AMC Networks, Inc.
5.00%, 04/01/2024	2,116,000	2,145,095
4.25%, 02/15/2029(b)	2,200,000	2,186,250
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 03/01/2030(c)	8,273,000	8,763,837
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	7,456,000	8,447,080
DISH DBS Corp.
7.75%, 07/01/2026(b)	4,041,000	4,633,815
5.13%, 06/01/2029(c)	4,715,000	4,697,319
Lamar Media Corp., 3.75%, 02/15/2028(b)	5,110,000	5,256,708

		36,130,104

Metals & Mining-2.33%
AK Steel Corp., 7.00%, 03/15/2027	760	799
Allegheny Technologies, Inc.
7.88%, 08/15/2023(b)	1,434,000	1,546,992
5.88%, 12/01/2027(b)	1,496,000	1,570,800
Carpenter Technology Corp., 6.38%, 07/15/2028	2,695,000	2,921,533
Freeport-McMoRan, Inc.
3.88%, 03/15/2023	3,734,000	3,864,690
4.63%, 08/01/2030(b)	3,500,000	3,858,750
United States Steel Corp., 6.88%, 03/01/2029(b)	5,191,000	5,677,656

		19,441,220

Mortgage REITs-0.84%
Starwood Property Trust, Inc., 5.00%, 12/15/2021	7,005,000	7,014,982

Multiline Retail-2.13%
Macy’s Retail Holdings LLC, 2.88%, 02/15/2023	9,652,000	9,832,975
Nordstrom, Inc., 4.38%, 04/01/2030(b)	7,590,000	7,920,079

		17,753,054

Oil, Gas & Consumable Fuels-11.39%
Apache Corp.
4.63%, 11/15/2025	2,799,000	3,032,605
4.38%, 10/15/2028	2,921,000	3,155,848

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Cheniere Energy, Inc., 4.63%, 10/15/2028	$6,330,000	$6,686,062
Continental Resources, Inc.
3.80%, 06/01/2024(b)	2,940,000	3,142,125
4.38%, 01/15/2028(b)	2,862,000	3,216,630
Devon Energy Corp.
5.85%, 12/15/2025	2,214,000	2,578,737
4.50%, 01/15/2030(c)	2,496,000	2,726,023
Diamondback Energy, Inc.
2.88%, 12/01/2024	2,163,000	2,274,358
3.50%, 12/01/2029	2,130,000	2,294,605
EQM Midstream Partners L.P.
4.75%, 07/15/2023	2,145,000	2,244,206
5.50%, 07/15/2028	2,085,000	2,277,862
EQT Corp.
6.63%, 02/01/2025(b)	1,630,000	1,870,376
3.90%, 10/01/2027(b)	1,823,000	1,970,736
Hess Corp., 4.30%, 04/01/2027(b)	5,470,000	6,083,169
Murphy Oil Corp.
5.75%, 08/15/2025(b)	2,329,000	2,384,314
5.88%, 12/01/2027(b)	2,344,000	2,440,690
Occidental Petroleum Corp.
2.90%, 08/15/2024	7,335,000	7,527,544
3.50%, 08/15/2029(b)	7,883,000	8,127,452
Ovintiv Exploration, Inc., 5.63%, 07/01/2024	2,127,000	2,371,569
Ovintiv, Inc., 7.38%, 11/01/2031	1,811,000	2,428,149
PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 02/15/2028	9,420,000	6,183,100
PDC Energy, Inc., 6.13%, 09/15/2024	2,902,000	2,953,264
Range Resources Corp.
4.88%, 05/15/2025(b)	1,312,000	1,359,560
8.25%, 01/15/2029(b)(c)	1,221,000	1,356,952
SM Energy Co., 6.50%, 07/15/2028(b)	3,200,000	3,219,600
Southwestern Energy Co.
6.45%, 01/23/2025	1,496,000	1,632,345
7.75%, 10/01/2027(b)	1,450,000	1,571,437
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.50%, 03/01/2030	7,201,000	7,948,104

		95,057,422

Pharmaceuticals-0.45%
Elanco Animal Health, Inc.
5.27%, 08/28/2023	1,706,000	1,829,770
5.90%, 08/28/2028(b)	1,620,000	1,898,827

		3,728,597

Professional Services-0.62%
IHS Markit Ltd.
4.13%, 08/01/2023	2,398,000	2,544,134
4.25%, 05/01/2029	2,235,000	2,587,493

		5,131,627

Real Estate Management & Development-0.70%
Kennedy-Wilson, Inc., 4.75%, 03/01/2029(b)	3,200,000	3,295,952
Newmark Group, Inc., 6.13%, 11/15/2023	2,375,000	2,579,844

		5,875,796

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)–(continued)

August 31, 2021

	Principal Amount	Value
Semiconductors & Semiconductor Equipment-1.75%
Amkor Technology, Inc., 6.63%, 09/15/2027(c)	$4,174,000	$4,500,824
Qorvo, Inc., 4.38%, 10/15/2029(b)	4,041,000	4,480,459
Skyworks Solutions, Inc.
1.80%, 06/01/2026(b)	2,750,000	2,796,042
3.00%, 06/01/2031	2,720,000	2,828,528

		14,605,853

Software-0.89%
CDK Global, Inc.
5.00%, 10/15/2024(b)	1,598,000	1,775,778
4.88%, 06/01/2027	1,706,000	1,793,432
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029(b)	1,115,000	1,125,760
Nuance Communications, Inc., 5.63%, 12/15/2026	2,625,640	2,728,132

		7,423,102

Specialty Retail-3.67%
Asbury Automotive Group, Inc., 4.75%, 03/01/2030	4,315,000	4,557,891
Bath & Body Works, Inc., 5.25%, 02/01/2028	8,431,000	9,454,945
Murphy Oil USA, Inc., 4.75%, 09/15/2029	5,226,000	5,533,028
Penske Automotive Group, Inc., 3.75%, 06/15/2029	6,950,000	7,082,571
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/2025(b)	3,862,000	3,992,343

		30,620,778

Technology Hardware, Storage & Peripherals-4.96%
EMC Corp., 3.38%, 06/01/2023	15,998,000	16,537,933
Seagate HDD Cayman
4.75%, 01/01/2025(b)	3,992,000	4,406,968
4.09%, 06/01/2029(b)(c)	4,138,000	4,381,666
Western Digital Corp., 4.75%, 02/15/2026(b)	8,771,000	9,806,680
Xerox Corp., 4.38%, 03/15/2023	6,005,000	6,295,942

		41,429,189

Textiles, Apparel & Luxury Goods-0.51%
Under Armour, Inc., 3.25%, 06/15/2026(b)	4,098,000	4,267,227

Thrifts & Mortgage Finance-0.83%
MGIC Investment Corp., 5.25%, 08/15/2028	3,365,000	3,604,756

Investment Abbreviations:
REIT - Real Estate Investment Trust

	Principal Amount	Value
Thrifts & Mortgage Finance-(continued)
Radian Group, Inc.
4.50%, 10/01/2024(b)	$1,520,420	$1,645,855
4.88%, 03/15/2027	1,542,000	1,701,181

		6,951,792

Trading Companies & Distributors-0.96%
United Rentals North America, Inc., 4.88%, 01/15/2028	7,564,000	8,032,855

Wireless Telecommunication Services-1.94%
Sprint Capital Corp., 6.88%, 11/15/2028(b)	6,306,000	8,227,848
Sprint Corp., 7.88%, 09/15/2023	6,995,000	7,933,729

		16,161,577

Total U.S. Dollar Denominated Bonds & Notes (Cost $789,184,111)		817,662,317

	Shares
Money Market Funds-0.85%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $7,095,283)	7,095,283	7,095,283

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.82% (Cost $796,279,394)		824,757,600

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-26.41%
Invesco Private Government Fund, 0.02%(d)(e)(f)	66,093,480	66,093,480
Invesco Private Prime Fund, 0.11%(d)(e)(f) .	154,310,267	154,371,993

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $220,465,471)		220,465,473

TOTAL INVESTMENTS IN SECURITIES-125.23% (Cost $1,016,744,865)		1,045,223,073
OTHER ASSETS LESS LIABILITIES-(25.23)%		(210,588,306)

NET ASSETS-100.00%		$834,634,767

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $57,919,074, which represented 6.94% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$154,777,107	$(147,681,824)	$-	$-	$7,095,283	$1,008
Invesco Premier U.S. Government Money Portfolio, Institutional Class	4,085,897	14,211,271	(18,297,168)	-	-	-	29
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	16,700,947	208,350,296	(158,957,763)	-	-	66,093,480	6,092	*
Invesco Private Prime Fund	5,576,100	313,267,699	(164,475,665)	2	3,857	154,371,993	65,170	*

Total	$26,362,944	$690,606,373	$(489,412,420)	$2	$3,857	$227,560,756	$72,299

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.92%
Aerospace & Defense-2.29%
Boeing Co. (The)
4.88%, 05/01/2025	$115,000	$128,621
5.15%, 05/01/2030	115,000	136,328
General Dynamics Corp.
3.25%, 04/01/2025	70,000	75,633
3.75%, 05/15/2028(b)	71,000	80,957
Huntington Ingalls Industries, Inc.
3.84%, 05/01/2025	30,000	32,727
3.48%, 12/01/2027	30,000	32,697
L3Harris Technologies, Inc.
3.85%, 06/15/2023	33,000	34,901
4.40%, 06/15/2028	38,000	43,929
Lockheed Martin Corp., 3.55%, 01/15/2026	174,000	192,516
Northrop Grumman Corp.
2.93%, 01/15/2025	70,000	74,464
3.25%, 01/15/2028	66,000	72,190
Raytheon Technologies Corp.
3.95%, 08/16/2025	80,000	88,782
4.13%, 11/16/2028	79,000	90,979
Teledyne Technologies, Inc., 2.75%, 04/01/2031	40,000	41,761
Textron, Inc., 3.00%, 06/01/2030	75,000	80,234

		1,206,719

Air Freight & Logistics-0.92%
C.H. Robinson Worldwide, Inc., 4.20%, 04/15/2028(b)	70,000	80,287
FedEx Corp.
3.25%, 04/01/2026	80,000	87,267
3.10%, 08/05/2029	83,000	90,078
United Parcel Service, Inc.
3.90%, 04/01/2025	100,000	110,469
3.05%, 11/15/2027(b)	104,000	115,489

		483,590

Airlines-0.23%
Southwest Airlines Co.
5.25%, 05/04/2025	55,000	62,370
5.13%, 06/15/2027	50,000	58,505

		120,875

Auto Components-0.34%
BorgWarner, Inc.
3.38%, 03/15/2025(b)	32,000	34,503
2.65%, 07/01/2027(b)	40,000	42,560
Lear Corp., 3.80%, 09/15/2027	90,000	100,302

		177,365

Automobiles-0.79%
General Motors Co., 6.13%, 10/01/2025	120,000	141,555
General Motors Financial Co., Inc., 4.35%, 01/17/2027	134,000	150,910
PACCAR Financial Corp., 2.65%, 05/10/2022	124,000	126,135

		418,600

	Principal Amount	Value
Banks-6.65%
Bank of America Corp.
3.30%, 01/11/2023	$221,000	$230,120
3.25%, 10/21/2027	220,000	240,235
Citigroup, Inc.
4.50%, 01/14/2022	204,000	207,232
4.45%, 09/29/2027	185,000	211,932
Citizens Bank N.A., 3.25%, 02/14/2022	50,000	50,564
Comerica, Inc.
3.70%, 07/31/2023	40,000	42,411
4.00%, 02/01/2029	43,000	49,807
Fifth Third Bancorp
3.65%, 01/25/2024	60,000	64,232
2.55%, 05/05/2027	65,000	69,003
First Republic Bank, 2.50%, 06/06/2022	101,000	102,511
Huntington Bancshares, Inc.
2.63%, 08/06/2024	50,000	52,583
2.55%, 02/04/2030	57,000	60,009
JPMorgan Chase & Co.
3.88%, 09/10/2024	245,000	266,801
2.95%, 10/01/2026	261,000	281,641
KeyCorp, 2.25%, 04/06/2027	60,000	62,588
Manufacturers and Traders Trust Co., 2.90%, 02/06/2025	88,000	94,165
People’s United Financial, Inc., 3.65%, 12/06/2022	71,000	73,312
PNC Financial Services Group, Inc. (The) 3.50%, 01/23/2024	100,000	106,951
2.55%, 01/22/2030	105,000	110,377
Regions Financial Corp.
2.25%, 05/18/2025	60,000	62,641
1.80%, 08/12/2028	60,000	59,983
SVB Financial Group, 3.13%, 06/05/2030(b)	75,000	81,281
Truist Bank, 3.63%, 09/16/2025	86,000	94,689
Truist Financial Corp., 1.13%, 08/03/2027	90,000	88,908
U.S. Bancorp
1.38%, 07/22/2030	130,000	126,013
Series V, 2.38%, 07/22/2026	121,000	128,786
Wells Fargo & Co.
3.00%, 04/22/2026	226,000	244,709
4.15%, 01/24/2029	210,000	241,865

		3,505,349

Beverages-1.65%
Coca-Cola Co. (The)
1.75%, 09/06/2024	125,000	129,974
1.45%, 06/01/2027	130,000	132,659
Constellation Brands, Inc.
4.25%, 05/01/2023	44,000	46,643
3.60%, 02/15/2028	38,000	42,179
2.25%, 08/01/2031	50,000	50,102
Keurig Dr Pepper, Inc.
4.06%, 05/25/2023	57,000	60,468
4.60%, 05/25/2028	46,000	54,033
Molson Coors Beverage Co., 3.00%, 07/15/2026	88,000	94,599

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2021

	Principal Amount	Value
Beverages-(continued)
PepsiCo, Inc.
2.75%, 03/01/2023	$125,000	$129,796
3.00%, 10/15/2027	119,000	131,542

		871,995

Biotechnology-1.65%
AbbVie, Inc.
2.60%, 11/21/2024	105,000	110,672
3.20%, 11/21/2029	114,000	124,657
Amgen, Inc.
3.63%, 05/22/2024	100,000	107,365
2.20%, 02/21/2027	100,000	104,315
Biogen, Inc.
4.05%, 09/15/2025	56,000	62,290
2.25%, 05/01/2030	70,000	71,141
Gilead Sciences, Inc.
3.65%, 03/01/2026	98,000	108,115
2.95%, 03/01/2027(b)	100,000	108,087
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/2030	75,000	72,230

		868,872

Building Products-0.86%
Carlisle Cos., Inc., 2.75%, 03/01/2030	50,000	52,418
Carrier Global Corp.
2.24%, 02/15/2025	60,000	62,545
2.72%, 02/15/2030	60,000	62,991
Fortune Brands Home & Security, Inc.
4.00%, 09/21/2023	29,000	30,983
3.25%, 09/15/2029	33,000	35,933
Johnson Controls International PLC/Tyco Fire & Security Finance S.C.A., 1.75%, 09/15/2030(b)	140,000	137,750
Masco Corp., 1.50%, 02/15/2028	70,000	69,103

		451,723

Capital Markets-3.85%
Ameriprise Financial, Inc.
4.00%, 10/15/2023	59,000	63,424
2.88%, 09/15/2026(b)	63,000	67,944
Bank of New York Mellon Corp. (The)
2.20%, 08/16/2023	97,000	100,366
3.85%, 04/28/2028(b)	84,000	97,038
BlackRock, Inc.
3.50%, 03/18/2024	74,000	79,703
1.90%, 01/28/2031	90,000	90,774
Charles Schwab Corp. (The)
0.75%, 03/18/2024	80,000	80,559
2.00%, 03/20/2028	80,000	82,493
CME Group, Inc.
3.00%, 03/15/2025	51,000	54,664
3.75%, 06/15/2028	55,000	63,042
Franklin Resources, Inc., 1.60%, 10/30/2030	120,000	116,168
Goldman Sachs Group, Inc. (The)
5.75%, 01/24/2022	142,000	145,110
3.50%, 11/16/2026	137,000	149,241
Jefferies Financial Group, Inc., 5.50%, 10/18/2023	40,000	42,760
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	35,000	39,720

	Principal Amount	Value
Capital Markets-(continued)
Morgan Stanley
3.63%, 01/20/2027	$132,000	$146,804
Series F, 3.88%, 04/29/2024	128,000	138,695
Nasdaq, Inc.
4.25%, 06/01/2024	26,000	28,339
1.65%, 01/15/2031	40,000	38,174
Northern Trust Corp.
3.95%, 10/30/2025	50,000	56,376
1.95%, 05/01/2030	105,000	107,259
Raymond James Financial, Inc., 4.65%, 04/01/2030	70,000	83,997
State Street Corp.
3.55%, 08/18/2025	71,000	78,483
2.40%, 01/24/2030(b)	75,000	79,080

		2,030,213

Chemicals-2.63%
Air Products and Chemicals, Inc.
1.50%, 10/15/2025	50,000	51,311
2.05%, 05/15/2030	59,000	60,645
Celanese US Holdings LLC, 4.63%, 11/15/2022	66,000	69,189
DuPont de Nemours, Inc.
4.21%, 11/15/2023	70,000	75,428
4.73%, 11/15/2028	70,000	83,480
Eastman Chemical Co.
3.80%, 03/15/2025	43,000	46,887
4.50%, 12/01/2028	40,000	46,772
Ecolab, Inc., 2.70%, 11/01/2026	100,000	107,644
EI du Pont de Nemours and Co.
1.70%, 07/15/2025	40,000	41,120
2.30%, 07/15/2030	35,000	36,230
FMC Corp., 3.20%, 10/01/2026	48,000	51,707
Linde, Inc.
3.20%, 01/30/2026	76,000	82,991
1.10%, 08/10/2030	90,000	85,303
LYB International Finance II B.V., 3.50%, 03/02/2027	81,000	89,199
LyondellBasell Industries N.V., 5.75%, 04/15/2024	71,000	79,335
Mosaic Co. (The)
4.25%, 11/15/2023	33,000	35,324
4.05%, 11/15/2027	49,000	55,548
PPG Industries, Inc.
1.20%, 03/15/2026	50,000	50,079
3.75%, 03/15/2028	51,000	58,039
Sherwin-Williams Co. (The)
3.13%, 06/01/2024	50,000	53,209
3.45%, 06/01/2027	48,000	53,080
Westlake Chemical Corp., 3.60%, 08/15/2026 .	69,000	76,225

		1,388,745

Commercial Services & Supplies-0.59%
Cintas Corp. No. 2
2.90%, 04/01/2022	38,000	38,506
3.70%, 04/01/2027	28,000	31,441
Republic Services, Inc.
2.50%, 08/15/2024	50,000	52,505
3.95%, 05/15/2028	49,000	55,814

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2021

	Principal Amount	Value
Commercial Services & Supplies-(continued)
Waste Management, Inc.
0.75%, 11/15/2025(b)	$65,000	$64,516
1.50%, 03/15/2031	70,000	67,316

		310,098

Communications Equipment-0.79%
Cisco Systems, Inc.
3.63%, 03/04/2024	124,000	133,875
2.50%, 09/20/2026(b)	125,000	134,360
Juniper Networks, Inc., 3.75%, 08/15/2029	63,000	70,055
Motorola Solutions, Inc.
4.00%, 09/01/2024	38,000	41,502
4.60%, 05/23/2029	33,000	38,723

		418,515

Construction & Engineering-0.12%
Quanta Services, Inc., 2.90%, 10/01/2030(b)	60,000	63,093

Construction Materials-0.31%
Eagle Materials, Inc., 2.50%, 07/01/2031	40,000	40,374
Martin Marietta Materials, Inc., 2.40%, 07/15/2031	60,000	61,467
Vulcan Materials Co., 3.50%, 06/01/2030	55,000	61,281

		163,122

Consumer Finance-1.12%
American Express Co., 2.50%, 08/01/2022	100,000	101,896
American Express Credit Corp., 3.30%, 05/03/2027	96,000	106,424
Capital One Financial Corp.
4.20%, 10/29/2025	106,000	118,302
3.80%, 01/31/2028	105,000	118,045
Discover Bank
4.20%, 08/08/2023	70,000	74,987
3.45%, 07/27/2026	66,000	72,088

		591,742

Containers & Packaging-0.99%
Amcor Finance USA, Inc., 3.63%, 04/28/2026 .	40,000	43,914
Amcor Flexibles North America, Inc., 2.69%, 05/25/2031	50,000	52,167
Avery Dennison Corp., 4.88%, 12/06/2028	51,000	61,223
International Paper Co., 3.80%, 01/15/2026	120,000	133,370
Packaging Corp. of America
4.50%, 11/01/2023	30,000	32,252
3.40%, 12/15/2027	35,000	38,544
Sonoco Products Co., 3.13%, 05/01/2030	55,000	59,590
WRKCo, Inc.
4.65%, 03/15/2026	50,000	57,017
4.90%, 03/15/2029(b)	35,000	42,021

		520,098

Distributors-0.19%
Genuine Parts Co., 1.88%, 11/01/2030	105,000	102,610

Diversified Consumer Services-0.12%
Block Financial LLC, 3.88%, 08/15/2030	60,000	65,606

Diversified Financial Services-1.39%
Berkshire Hathaway Energy Co., 3.70%, 07/15/2030	220,000	250,899
Berkshire Hathaway, Inc., 3.13%, 03/15/2026	203,000	222,216

	Principal Amount	Value
Diversified Financial Services-(continued)
Equitable Holdings, Inc.
3.90%, 04/20/2023	$42,000	$44,236
4.35%, 04/20/2028	61,000	70,127
GE Capital Funding LLC, 4.40%, 05/15/2030	125,000	146,597

		734,075

Diversified Telecommunication Services-1.67%
AT&T, Inc.
3.40%, 05/15/2025	215,000	233,498
4.30%, 02/15/2030	201,000	233,546
Verizon Communications, Inc.
1.45%, 03/20/2026	200,000	202,768
4.33%, 09/21/2028	180,000	210,406

		880,218

Electric Utilities-4.16%
American Electric Power Co., Inc., 3.20%, 11/13/2027	66,000	71,890
Avangrid, Inc.
3.20%, 04/15/2025	45,000	48,213
3.80%, 06/01/2029	38,000	42,903
Consolidated Edison Co. of New York, Inc., 2.40%, 06/15/2031(b)	130,000	133,501
Duke Energy Corp.
2.65%, 09/01/2026(b)	96,000	102,130
2.55%, 06/15/2031	110,000	113,252
Edison International, 4.13%, 03/15/2028	56,000	59,993
Entergy Corp.
2.95%, 09/01/2026	55,000	59,053
1.90%, 06/15/2028	60,000	60,112
Evergy, Inc.
2.45%, 09/15/2024	40,000	41,808
2.90%, 09/15/2029	40,000	42,805
Eversource Energy, Series K, 2.75%, 03/15/2022	52,000	52,578
Exelon Corp.
3.50%, 06/01/2022	89,000	90,843
4.05%, 04/15/2030	80,000	91,842
Interstate Power and Light Co.
3.25%, 12/01/2024	34,000	36,474
4.10%, 09/26/2028	33,000	38,166
NextEra Energy Capital Holdings, Inc.
2.75%, 05/01/2025	90,000	95,524
2.25%, 06/01/2030	91,000	92,818
NSTAR Electric Co., 3.20%, 05/15/2027(b)	53,000	58,275
Ohio Power Co., Series M, 5.38%, 10/01/2021.	76,000	76,309
Pacific Gas and Electric Co.
3.15%, 01/01/2026	50,000	51,015
4.55%, 07/01/2030	50,000	53,264
Pinnacle West Capital Corp., 1.30%, 06/15/2025	75,000	75,737
PPL Capital Funding, Inc., 3.10%, 05/15/2026 .	130,000	139,932
Southern California Edison Co., Series E, 3.70%, 08/01/2025	60,000	65,681
Southern Co. (The)
3.25%, 07/01/2026	88,000	95,460
Series A, 3.70%, 04/30/2030	90,000	100,481
Virginia Electric & Power Co., Series C, 2.75%, 03/15/2023	74,000	76,326

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2021

	Principal Amount	Value
Electric Utilities-(continued)
Xcel Energy, Inc.
3.30%, 06/01/2025	$60,000	$64,547
4.00%, 06/15/2028	55,000	62,793

		2,193,725

Electrical Equipment-0.61%
Acuity Brands Lighting, Inc., 2.15%, 12/15/2030	45,000	44,688
Eaton Corp.
2.75%, 11/02/2022	71,000	73,020
3.10%, 09/15/2027	64,000	69,790
Emerson Electric Co.
3.15%, 06/01/2025	63,000	68,071
1.80%, 10/15/2027	65,000	66,911

		322,480

Electronic Equipment, Instruments & Components-1.04%
Amphenol Corp., 2.80%, 02/15/2030	70,000	74,293
Arrow Electronics, Inc.
3.25%, 09/08/2024	43,000	45,616
3.88%, 01/12/2028	48,000	52,885
Avnet, Inc., 4.63%, 04/15/2026(b)	68,000	76,320
Flex Ltd.
4.75%, 06/15/2025	43,000	48,166
4.88%, 06/15/2029	50,000	57,981
Jabil, Inc.
4.70%, 09/15/2022	38,000	39,620
3.95%, 01/12/2028	53,000	58,900
Keysight Technologies, Inc.
4.55%, 10/30/2024	20,000	22,166
4.60%, 04/06/2027	18,000	20,998
Trimble, Inc., 4.90%, 06/15/2028	43,000	50,216

		547,161

Energy Equipment & Services-0.81%
Halliburton Co.
3.80%, 11/15/2025	53,000	58,375
2.92%, 03/01/2030(b)	100,000	104,014
NOV, Inc., 3.60%, 12/01/2029(b)	68,000	71,917
Schlumberger Investment S.A.
3.65%, 12/01/2023	89,000	94,702
2.65%, 06/26/2030(b)	95,000	99,865

		428,873

Entertainment-0.79%
Activision Blizzard, Inc., 3.40%, 09/15/2026	78,000	85,936
Electronic Arts, Inc., 1.85%, 02/15/2031	75,000	73,703
Walt Disney Co. (The)
1.75%, 08/30/2024(b)	124,000	128,371
2.65%, 01/13/2031(b)	120,000	127,571

		415,581

Equity REITs-6.05%
Alexandria Real Estate Equities, Inc.
3.45%, 04/30/2025	28,000	30,412
4.90%, 12/15/2030	30,000	36,965
American Assets Trust L.P., 3.38%, 02/01/2031	30,000	31,258
American Homes 4 Rent L.P., 4.25%, 02/15/2028	38,000	43,559

	Principal Amount	Value
Equity REITs-(continued)
American Tower Corp.
3.50%, 01/31/2023	$59,000	$61,546
3.80%, 08/15/2029	53,000	59,197
AvalonBay Communities, Inc.
3.45%, 06/01/2025	40,000	43,606
2.30%, 03/01/2030	45,000	46,322
Boston Properties L.P.
3.65%, 02/01/2026	40,000	44,062
3.25%, 01/30/2031	35,000	37,746
Brixmor Operating Partnership L.P.
3.85%, 02/01/2025	24,000	26,072
4.13%, 05/15/2029	30,000	34,206
Camden Property Trust, 2.80%, 05/15/2030	50,000	53,379
CBRE Services, Inc.
4.88%, 03/01/2026	40,000	46,103
2.50%, 04/01/2031	50,000	50,895
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/2023	50,000	52,667
Corporate Office Properties L.P., 2.75%, 04/15/2031	40,000	40,868
Crown Castle International Corp., 3.65%, 09/01/2027	56,000	62,094
Digital Realty Trust L.P., 3.70%, 08/15/2027	78,000	87,530
Equinix, Inc.
2.63%, 11/18/2024	50,000	52,560
3.20%, 11/18/2029	50,000	53,849
ERP Operating L.P.
4.63%, 12/15/2021	48,000	48,080
2.85%, 11/01/2026	88,000	94,577
Essex Portfolio L.P.
3.50%, 04/01/2025	30,000	32,416
3.00%, 01/15/2030	40,000	42,652
Federal Realty Investment Trust, 3.95%, 01/15/2024	50,000	53,554
Healthcare Trust of America Holdings L.P., 2.00%, 03/15/2031	50,000	48,618
Healthpeak Properties, Inc.
3.25%, 07/15/2026	40,000	43,562
3.50%, 07/15/2029	78,000	86,738
Host Hotels & Resorts L.P.
Series E, 4.00%, 06/15/2025	40,000	43,275
Series H, 3.38%, 12/15/2029	49,000	51,062
Hudson Pacific Properties L.P., 4.65%, 04/01/2029	33,000	38,510
Invitation Homes Operating Partnership L.P., 2.00%, 08/15/2031	60,000	58,554
Kilroy Realty L.P., 3.05%, 02/15/2030	48,000	51,019
Kimco Realty Corp.
3.30%, 02/01/2025	33,000	35,473
2.80%, 10/01/2026	40,000	42,573
Life Storage L.P., 3.50%, 07/01/2026	40,000	43,863
Mid-America Apartments L.P., 3.60%, 06/01/2027	64,000	71,315
Office Properties Income Trust, 4.50%, 02/01/2025	30,000	32,452
Omega Healthcare Investors, Inc.
5.25%, 01/15/2026	28,000	31,962
3.38%, 02/01/2031	30,000	30,980
Prologis L.P., 2.25%, 04/15/2030	102,000	105,229

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2021

	Principal Amount	Value
Equity REITs-(continued)
Public Storage
2.37%, 09/15/2022	$48,000	$48,967
1.85%, 05/01/2028(b)	50,000	51,164
Realty Income Corp.
4.65%, 08/01/2023	35,000	37,455
3.25%, 01/15/2031	40,000	44,222
Regency Centers L.P., 3.60%, 02/01/2027	57,000	63,208
Simon Property Group L.P.
2.00%, 09/13/2024	66,000	68,391
2.45%, 09/13/2029	66,000	68,186
SL Green Operating Partnership L.P., 3.25%, 10/15/2022	58,000	59,603
Spirit Realty L.P., 3.40%, 01/15/2030	43,000	46,219
Sun Communities Operating L.P., 2.70%, 07/15/2031(b)	50,000	50,976
UDR, Inc., 3.20%, 01/15/2030	60,000	65,186
Ventas Realty L.P.
3.50%, 02/01/2025	60,000	64,587
4.40%, 01/15/2029	54,000	62,250
VEREIT Operating Partnership L.P.
4.88%, 06/01/2026	33,000	38,142
3.40%, 01/15/2028	35,000	38,266
Welltower, Inc.
4.00%, 06/01/2025	61,000	67,091
3.10%, 01/15/2030	60,000	64,108
Weyerhaeuser Co., 4.00%, 11/15/2029	93,000	106,745
WP Carey, Inc.
4.60%, 04/01/2024	29,000	31,564
2.40%, 02/01/2031	30,000	30,175

		3,187,865

Food & Staples Retailing-2.47%
Costco Wholesale Corp.
2.75%, 05/18/2024	109,000	115,378
1.60%, 04/20/2030	120,000	119,241
Kroger Co. (The)
3.85%, 08/01/2023	93,000	98,349
2.65%, 10/15/2026	97,000	103,503
Sysco Corp.
5.65%, 04/01/2025	65,000	75,026
5.95%, 04/01/2030	60,000	77,423
Walgreens Boots Alliance, Inc.
3.45%, 06/01/2026	109,000	119,103
3.20%, 04/15/2030(b)	110,000	118,859
Walmart, Inc.
3.40%, 06/26/2023	223,000	235,359
3.70%, 06/26/2028	208,000	237,713

		1,299,954

Food Products-2.82%
Archer-Daniels-Midland Co.
2.50%, 08/11/2026	80,000	85,212
3.25%, 03/27/2030	75,000	83,589
Bunge Ltd. Finance Corp.
1.63%, 08/17/2025	60,000	60,982
2.75%, 05/14/2031	65,000	66,830
Campbell Soup Co.
3.95%, 03/15/2025	40,000	43,936
4.15%, 03/15/2028	43,000	49,037

	Principal Amount	Value
Food Products-(continued)
Conagra Brands, Inc.
4.30%, 05/01/2024	$40,000	$43,593
4.85%, 11/01/2028	40,000	47,782
Flowers Foods, Inc., 2.40%, 03/15/2031(b)	50,000	50,576
General Mills, Inc.
3.15%, 12/15/2021	58,000	58,147
4.20%, 04/17/2028	61,000	70,339
Hershey Co. (The), 2.30%, 08/15/2026	88,000	93,444
Hormel Foods Corp., 1.80%, 06/11/2030	90,000	90,325
Ingredion, Inc., 3.20%, 10/01/2026	63,000	68,534
JM Smucker Co. (The)
3.50%, 03/15/2025	43,000	46,773
2.38%, 03/15/2030	40,000	41,329
Kellogg Co.
3.25%, 04/01/2026	51,000	55,790
Series B, 7.45%, 04/01/2031	40,000	57,877
McCormick & Co., Inc.
2.70%, 08/15/2022	33,000	33,695
3.40%, 08/15/2027	33,000	36,676
Mondelez International, Inc.
1.50%, 05/04/2025	80,000	81,517
2.75%, 04/13/2030(b)	80,000	84,800
Tyson Foods, Inc.
3.95%, 08/15/2024	66,000	71,643
3.55%, 06/02/2027	56,000	62,458

		1,484,884

Gas Utilities-0.23%
Atmos Energy Corp., 3.00%, 06/15/2027	61,000	66,315
National Fuel Gas Co.
3.75%, 03/01/2023	25,000	25,916
2.95%, 03/01/2031	30,000	30,525

		122,756

Health Care Equipment & Supplies-1.65%
Abbott Laboratories
3.40%, 11/30/2023	81,000	86,162
3.75%, 11/30/2026	67,000	75,843
Baxter International, Inc.
2.60%, 08/15/2026	44,000	46,825
1.73%, 04/01/2031	50,000	48,952
Becton, Dickinson and Co.
3.36%, 06/06/2024	60,000	64,088
3.70%, 06/06/2027	50,000	55,813
Boston Scientific Corp.
3.45%, 03/01/2024	40,000	42,630
2.65%, 06/01/2030	40,000	41,697
DENTSPLY SIRONA, Inc., 3.25%, 06/01/2030	40,000	43,385
DH Europe Finance II S.a.r.l.
2.20%, 11/15/2024	48,000	50,097
2.60%, 11/15/2029	56,000	59,028
Edwards Lifesciences Corp., 4.30%,
06/15/2028	47,000	54,554
Stryker Corp.
3.50%, 03/15/2026(b)	54,000	59,351
1.95%, 06/15/2030	60,000	60,138

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2021

	Principal Amount	Value
Health Care Equipment & Supplies-(continued)
Zimmer Biomet Holdings, Inc.
3.55%, 04/01/2025	$33,000	$35,691
3.55%, 03/20/2030	40,000	44,302

		868,556

Health Care Providers & Services-4.03%
AmerisourceBergen Corp.
3.25%, 03/01/2025	90,000	96,393
2.70%, 03/15/2031	100,000	103,933
Anthem, Inc.
2.38%, 01/15/2025	90,000	94,193
3.65%, 12/01/2027	85,000	95,224
Cardinal Health, Inc.
3.08%, 06/15/2024	90,000	95,331
3.41%, 06/15/2027(b)	89,000	97,774
Cigna Corp.
4.13%, 11/15/2025	80,000	89,436
4.38%, 10/15/2028	64,000	74,756
CVS Health Corp.
3.88%, 07/20/2025	130,000	143,192
4.30%, 03/25/2028	130,000	149,847
HCA, Inc.
5.00%, 03/15/2024	75,000	82,518
4.13%, 06/15/2029	70,000	79,277
Humana, Inc.
3.15%, 12/01/2022	70,000	71,949
2.15%, 02/03/2032	75,000	74,904
Laboratory Corp. of America Holdings
3.60%, 02/01/2025	33,000	35,538
2.95%, 12/01/2029	30,000	32,008
McKesson Corp., 3.80%, 03/15/2024	230,000	246,702
Quest Diagnostics, Inc.
3.50%, 03/30/2025	40,000	43,269
2.95%, 06/30/2030	35,000	37,493
UnitedHealth Group, Inc.
3.75%, 07/15/2025	134,000	148,887
2.00%, 05/15/2030(b)	150,000	152,439
Universal Health Services, Inc., 2.65%, 10/15/2030(c)	75,000	76,518

		2,121,581

Hotels, Restaurants & Leisure-1.75%
Booking Holdings, Inc.
3.65%, 03/15/2025	50,000	54,459
4.63%, 04/13/2030	55,000	65,854
Darden Restaurants, Inc., 3.85%, 05/01/2027(b)	74,000	82,222
Expedia Group, Inc.
5.00%, 02/15/2026	40,000	45,297
3.80%, 02/15/2028	38,000	41,153
Las Vegas Sands Corp.
3.20%, 08/08/2024	81,000	84,398
3.90%, 08/08/2029	80,000	84,223
Marriott International, Inc.
Series EE, 5.75%, 05/01/2025	45,000	51,711
Series FF, 4.63%, 06/15/2030	50,000	57,525
McDonald’s Corp.
3.70%, 01/30/2026	96,000	106,297
3.80%, 04/01/2028	90,000	101,910

	Principal Amount	Value
Hotels, Restaurants & Leisure-(continued)
Starbucks Corp.
3.80%, 08/15/2025	$66,000	$72,907
2.55%, 11/15/2030	70,000	73,187

		921,143

Household Durables-1.07%
D.R. Horton, Inc.
2.50%, 10/15/2024	45,000	47,183
1.40%, 10/15/2027	40,000	39,599
Leggett & Platt, Inc., 3.50%, 11/15/2027	70,000	76,034
Lennar Corp.
4.50%, 04/30/2024	40,000	43,511
4.75%, 11/29/2027(b)	40,000	46,603
Mohawk Industries, Inc.
3.85%, 02/01/2023(b)	36,000	37,417
3.63%, 05/15/2030	35,000	38,860
NVR, Inc.
3.95%, 09/15/2022	30,000	30,818
3.00%, 05/15/2030	30,000	31,850
PulteGroup, Inc., 5.50%, 03/01/2026	60,000	70,023
Whirlpool Corp., 4.75%, 02/26/2029(b)	84,000	99,742

		561,640

Household Products-1.28%
Clorox Co. (The)
3.05%, 09/15/2022	37,000	37,825
3.90%, 05/15/2028	35,000	39,850
Colgate-Palmolive Co., 3.25%, 03/15/2024	130,000	139,111
Kimberly-Clark Corp., 3.20%, 04/25/2029	127,000	141,736
Procter & Gamble Co. (The)
2.15%, 08/11/2022	150,000	152,841
3.00%, 03/25/2030	145,000	161,024

		672,387

Industrial Conglomerates-1.14%
3M Co.
3.25%, 02/14/2024	94,000	100,131
2.88%, 10/15/2027	93,000	101,694
GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/2025	130,000	142,224
Honeywell International, Inc.
1.85%, 11/01/2021	93,000	93,130
2.50%, 11/01/2026	88,000	93,907
Roper Technologies, Inc.
1.00%, 09/15/2025	30,000	29,949
1.75%, 02/15/2031	40,000	38,772

		599,807

Insurance-5.82%
Aflac, Inc.
3.63%, 11/15/2024	66,000	72,220
3.60%, 04/01/2030	65,000	73,894
Alleghany Corp., 3.63%, 05/15/2030	55,000	61,413
Allstate Corp. (The)
3.15%, 06/15/2023	76,000	79,866
3.28%, 12/15/2026	66,000	73,016
American International Group, Inc.
3.90%, 04/01/2026	104,000	115,656
3.40%, 06/30/2030	110,000	121,124
Aon Corp., 2.80%, 05/15/2030	50,000	52,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2021

	Principal Amount	Value
Insurance-(continued)
Aon PLC, 3.88%, 12/15/2025	$40,000	$44,359
Brighthouse Financial, Inc., 3.70%, 06/22/2027(b)	127,000	139,432
Brown & Brown, Inc.
4.20%, 09/15/2024	21,000	22,962
2.38%, 03/15/2031	20,000	20,274
Chubb INA Holdings, Inc.
3.15%, 03/15/2025	80,000	86,456
1.38%, 09/15/2030(b)	90,000	86,426
CNA Financial Corp.
3.95%, 05/15/2024	47,000	50,725
3.90%, 05/01/2029	73,000	82,372
CNO Financial Group, Inc.
5.25%, 05/30/2025	30,000	33,969
5.25%, 05/30/2029(b)	38,000	45,248
Fidelity National Financial, Inc., 3.40%, 06/15/2030	70,000	75,721
First American Financial Corp., 2.40%, 08/15/2031	70,000	69,189
Globe Life, Inc., 4.55%, 09/15/2028	66,000	77,705
Hartford Financial Services Group, Inc. (The), 2.80%, 08/19/2029	124,000	131,873
Lincoln National Corp.
4.00%, 09/01/2023	71,000	75,964
3.80%, 03/01/2028	76,000	85,480
Loews Corp.
3.75%, 04/01/2026	48,000	53,534
3.20%, 05/15/2030	50,000	54,551
Marsh & McLennan Cos., Inc.
3.88%, 03/15/2024	54,000	58,262
4.38%, 03/15/2029	48,000	56,483
MetLife, Inc.
3.60%, 04/10/2024	119,000	128,396
4.55%, 03/23/2030	115,000	138,641
Old Republic International Corp., 3.88%, 08/26/2026	74,000	82,831
Principal Financial Group, Inc., 3.70%, 05/15/2029	142,000	160,762
Progressive Corp. (The), 2.45%, 01/15/2027(b)	133,000	142,327
Prudential Financial, Inc.
1.50%, 03/10/2026	140,000	142,748
3.88%, 03/27/2028	79,000	90,725
Reinsurance Group of America, Inc., 3.90%, 05/15/2029(b)	84,000	94,920
Willis North America, Inc.
3.60%, 05/15/2024	42,000	44,980
2.95%, 09/15/2029	40,000	42,503

		3,069,943

Interactive Media & Services-0.63%
Alphabet, Inc.
2.00%, 08/15/2026(b)	152,000	159,903
1.10%, 08/15/2030	180,000	171,310

		331,213

Internet & Direct Marketing Retail-0.76%
Amazon.com, Inc.
1.00%, 05/12/2026(b)	165,000	166,078
3.15%, 08/22/2027	135,000	149,496

	Principal Amount	Value
Internet & Direct Marketing Retail-(continued)
eBay, Inc.
1.90%, 03/11/2025	$40,000	$41,445
3.60%, 06/05/2027	40,000	44,707

		401,726

IT Services-2.64%
Amdocs Ltd., 2.54%, 06/15/2030(b)	60,000	60,811
Automatic Data Processing, Inc.
3.38%, 09/15/2025	56,000	61,371
1.25%, 09/01/2030	60,000	57,683
Broadridge Financial Solutions, Inc., 2.60%, 05/01/2031	30,000	30,978
DXC Technology Co., 4.25%, 04/15/2024	83,000	89,564
Fidelity National Information Services, Inc.
1.15%, 03/01/2026	60,000	59,739
3.75%, 05/21/2029	50,000	56,456
Fiserv, Inc.
2.75%, 07/01/2024	34,000	35,922
3.50%, 07/01/2029	38,000	41,796
Global Payments, Inc.
2.65%, 02/15/2025	30,000	31,545
3.20%, 08/15/2029	23,000	24,698
International Business Machines Corp.
3.00%, 05/15/2024	142,000	151,173
3.50%, 05/15/2029	135,000	151,420
Mastercard, Inc.
3.38%, 04/01/2024	63,000	67,686
3.35%, 03/26/2030	55,000	62,183
PayPal Holdings, Inc.
2.40%, 10/01/2024	55,000	57,975
2.85%, 10/01/2029	55,000	59,367
VeriSign, Inc., 5.25%, 04/01/2025	30,000	33,941
Visa, Inc.
3.15%, 12/14/2025	81,000	88,459
1.90%, 04/15/2027	85,000	88,404
Western Union Co. (The), 1.35%, 03/15/2026(b)	80,000	79,468

		1,390,639

Leisure Products-0.24%
Brunswick Corp., 2.40%, 08/18/2031	50,000	49,149
Hasbro, Inc.
3.00%, 11/19/2024	33,000	35,063
3.90%, 11/19/2029	38,000	42,479

		126,691

Life Sciences Tools & Services-0.59%
Agilent Technologies, Inc.
3.88%, 07/15/2023	28,000	29,560
2.30%, 03/12/2031	40,000	40,551
Illumina, Inc., 2.55%, 03/23/2031	60,000	61,602
PerkinElmer, Inc., 3.30%, 09/15/2029	43,000	46,677
Thermo Fisher Scientific, Inc.
4.13%, 03/25/2025	60,000	66,291
2.95%, 09/19/2026(b)	61,000	65,937

		310,618

Machinery-2.20%
Caterpillar Financial Services Corp., 0.80%, 11/13/2025(b)	100,000	99,919

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2021

	Principal Amount	Value
Machinery-(continued)
Caterpillar, Inc., 2.60%, 04/09/2030(b)	$100,000	$106,797
Cummins, Inc.
3.65%, 10/01/2023	56,000	59,419
1.50%, 09/01/2030	110,000	106,436
Flowserve Corp.
3.50%, 09/15/2022	28,000	28,598
3.50%, 10/01/2030	30,000	31,671
Fortive Corp., 3.15%, 06/15/2026	58,000	63,053
IDEX Corp., 3.00%, 05/01/2030	50,000	53,236
Illinois Tool Works, Inc.
3.50%, 03/01/2024	56,000	59,764
2.65%, 11/15/2026	58,000	62,377
John Deere Capital Corp.
3.45%, 03/13/2025	71,000	77,838
2.80%, 07/18/2029	70,000	76,050
Otis Worldwide Corp.
2.06%, 04/05/2025	40,000	41,461
2.57%, 02/15/2030	50,000	52,294
Parker-Hannifin Corp.
2.70%, 06/14/2024(b)	48,000	50,442
3.25%, 06/14/2029	37,000	40,267
Stanley Black & Decker, Inc.
3.40%, 03/01/2026	40,000	44,038
2.30%, 03/15/2030	50,000	52,181
Xylem, Inc.
4.88%, 10/01/2021	28,000	28,103
3.25%, 11/01/2026	25,000	27,402

		1,161,346

Marine-0.09%
Kirby Corp., 4.20%, 03/01/2028	43,000	48,138

Media-1.75%
Comcast Corp.
3.70%, 04/15/2024	144,000	155,484
4.15%, 10/15/2028	127,000	147,514
Discovery Communications LLC
2.95%, 03/20/2023	48,000	49,723
3.95%, 03/20/2028	48,000	53,669
Fox Corp.
4.03%, 01/25/2024	45,000	48,509
4.71%, 01/25/2029	90,000	106,058
Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	70,000	83,899
Omnicom Group, Inc., 4.20%, 06/01/2030	50,000	57,963
Omnicom Group, Inc./Omnicom Capital, Inc., 3.60%, 04/15/2026	48,000	53,075
ViacomCBS, Inc.
4.75%, 05/15/2025	50,000	56,485
4.95%, 01/15/2031(b)	90,000	108,917

		921,296

Metals & Mining-0.65%
Newmont Corp., 2.25%, 10/01/2030	80,000	80,653
Nucor Corp.
4.13%, 09/15/2022	57,000	58,706
3.95%, 05/01/2028	49,000	55,955

	Principal Amount	Value
Metals & Mining-(continued)
Reliance Steel & Aluminum Co.
4.50%, 04/15/2023	$31,000	$32,650
2.15%, 08/15/2030	35,000	34,722
Steel Dynamics, Inc., 3.45%, 04/15/2030	71,000	77,880

		340,566

Multiline Retail-0.95%
Dollar General Corp.
3.25%, 04/15/2023	44,000	45,730
3.50%, 04/03/2030	50,000	55,765
Dollar Tree, Inc.
3.70%, 05/15/2023	43,000	45,233
4.20%, 05/15/2028	42,000	47,850
Kohl’s Corp., 3.38%, 05/01/2031(b)	100,000	105,098
Target Corp.
2.25%, 04/15/2025	95,000	99,907
3.38%, 04/15/2029	90,000	101,048

		500,631

Multi-Utilities-1.47%
Ameren Corp., 3.50%, 01/15/2031(b)	90,000	99,712
Black Hills Corp., 4.25%, 11/30/2023	43,000	45,975
Dominion Energy, Inc., Series C, 3.38%, 04/01/2030	80,000	87,843
DTE Energy Co.
2.85%, 10/01/2026	47,000	50,302
Series F, 1.05%, 06/01/2025	60,000	59,891
NiSource, Inc.
0.95%, 08/15/2025	40,000	39,742
3.49%, 05/15/2027	33,000	36,436
Public Service Enterprise Group, Inc.
2.88%, 06/15/2024	60,000	63,469
1.60%, 08/15/2030	65,000	62,276
Sempra Energy
2.90%, 02/01/2023	55,000	56,751
3.40%, 02/01/2028	61,000	66,750
WEC Energy Group, Inc.
0.55%, 09/15/2023	58,000	58,032
1.38%, 10/15/2027	50,000	49,476

		776,655

Oil, Gas & Consumable Fuels-5.08%
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/2025	30,000	34,100
5.13%, 06/30/2027	35,000	40,738
Chevron Corp.
2.95%, 05/16/2026	167,000	181,136
2.24%, 05/11/2030(b)	175,000	181,321
Cimarex Energy Co.
4.38%, 06/01/2024	21,000	22,708
3.90%, 05/15/2027	13,000	14,368
ConocoPhillips
4.95%, 03/15/2026	80,000	92,792
6.95%, 04/15/2029	70,000	94,834
Enable Midstream Partners L.P.
3.90%, 05/15/2024	50,000	53,178
4.40%, 03/15/2027	45,000	50,095
EOG Resources, Inc.
2.63%, 03/15/2023	51,000	52,562
4.38%, 04/15/2030(b)	50,000	59,137

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2021

	Principal Amount	Value
Oil, Gas & Consumable Fuels-(continued)
Exxon Mobil Corp.
3.04%, 03/01/2026	$211,000	$228,924
2.61%, 10/15/2030	225,000	238,433
HollyFrontier Corp., 5.88%, 04/01/2026(b)	71,000	81,557
Kinder Morgan, Inc.
4.30%, 06/01/2025	74,000	81,998
4.30%, 03/01/2028	75,000	85,755
Marathon Oil Corp.
3.85%, 06/01/2025	40,000	43,930
4.40%, 07/15/2027(b)	78,000	88,233
Marathon Petroleum Corp.
4.70%, 05/01/2025	90,000	100,841
5.13%, 12/15/2026	96,000	112,252
ONEOK Partners L.P., 3.38%, 10/01/2022	59,000	60,403
ONEOK, Inc., 4.55%, 07/15/2028	51,000	58,228
Phillips 66
4.30%, 04/01/2022	93,000	95,159
3.90%, 03/15/2028	99,000	111,322
Pioneer Natural Resources Co.
4.45%, 01/15/2026(b)	30,000	33,683
1.90%, 08/15/2030	40,000	38,641
Valero Energy Corp.
2.85%, 04/15/2025	100,000	105,636
3.40%, 09/15/2026	98,000	105,610
Williams Cos., Inc. (The)
3.60%, 03/15/2022	59,000	59,698
3.75%, 06/15/2027	65,000	72,277

		2,679,549

Personal Products-0.19%
Estee Lauder Cos., Inc. (The)
2.00%, 12/01/2024	40,000	41,850
2.38%, 12/01/2029	53,000	55,816

		97,666

Pharmaceuticals-2.89%
Bristol-Myers Squibb Co.
2.90%, 07/26/2024	75,000	79,947
3.40%, 07/26/2029	79,000	88,819
Eli Lilly and Co.
2.35%, 05/15/2022	81,000	82,249
3.38%, 03/15/2029	76,000	85,650
Johnson & Johnson
2.45%, 03/01/2026	168,000	179,282
1.30%, 09/01/2030(b)	190,000	186,737
Merck & Co., Inc.
2.75%, 02/10/2025(b)	119,000	126,868
3.40%, 03/07/2029	115,000	129,349
Pfizer, Inc.
3.20%, 09/15/2023	150,000	158,483
3.00%, 12/15/2026	143,000	157,694
Royalty Pharma PLC
1.75%, 09/02/2027	30,000	30,098
2.15%, 09/02/2031	50,000	48,833
Utah Acquisition Sub, Inc., 3.95%, 06/15/2026	43,000	47,694
Viatris, Inc., 2.70%, 06/22/2030(b)(c)	50,000	51,218

	Principal Amount	Value
Pharmaceuticals-(continued)
Zoetis, Inc.
3.25%, 02/01/2023	$33,000	$34,117
3.00%, 09/12/2027	35,000	38,054

		1,525,092

Professional Services-0.28%
Equifax, Inc.
2.60%, 12/01/2024	28,000	29,469
3.10%, 05/15/2030	30,000	32,183
2.35%, 09/15/2031	40,000	40,326
Verisk Analytics, Inc.
4.00%, 06/15/2025	20,000	22,097
4.13%, 03/15/2029	20,000	22,900

		146,975

Road & Rail-1.22%
CSX Corp.
3.40%, 08/01/2024(b)	56,000	60,214
3.25%, 06/01/2027	62,000	67,864
J.B. Hunt Transport Services, Inc., 3.88%, 03/01/2026	60,000	66,911
Norfolk Southern Corp.
2.90%, 06/15/2026(b)	63,000	68,113
3.80%, 08/01/2028	105,000	119,247
Ryder System, Inc., 3.65%, 03/18/2024	66,000	70,718
Union Pacific Corp.
4.16%, 07/15/2022	94,000	96,272
3.95%, 09/10/2028	84,000	96,042

		645,381

Semiconductors & Semiconductor Equipment-3.11%
Analog Devices, Inc., 3.90%, 12/15/2025	88,000	98,129
Applied Materials, Inc.
3.90%, 10/01/2025	50,000	55,978
3.30%, 04/01/2027	45,000	49,797
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	68,000	75,089
Broadcom, Inc., 3.15%, 11/15/2025	80,000	85,729
Intel Corp.
3.70%, 07/29/2025	140,000	154,325
2.45%, 11/15/2029	142,000	150,041
KLA Corp.
4.65%, 11/01/2024	43,000	47,735
4.10%, 03/15/2029	42,000	48,416
Lam Research Corp.
3.75%, 03/15/2026	45,000	50,323
4.00%, 03/15/2029	33,000	38,268
Marvell Technology Group Ltd., 4.88%, 06/22/2028	18,000	20,537
Marvell Technology, Inc.
1.65%, 04/15/2026(c)	30,000	30,220
2.95%, 04/15/2031(c)	30,000	31,280
Maxim Integrated Products, Inc.
3.38%, 03/15/2023	33,000	34,257
3.45%, 06/15/2027	35,000	38,880
Micron Technology, Inc.
2.50%, 04/24/2023	85,000	87,745
4.19%, 02/15/2027	81,000	91,610
NVIDIA Corp., 2.85%, 04/01/2030	90,000	97,546

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2021

	Principal Amount	Value
Semiconductors & Semiconductor Equipment-(continued)
QUALCOMM, Inc.
3.00%, 05/20/2022	$90,000	$91,793
3.25%, 05/20/2027	85,000	93,931
Texas Instruments, Inc.
1.38%, 03/12/2025	75,000	76,547
2.25%, 09/04/2029	86,000	89,827

		1,638,003

Software-2.33%
Adobe, Inc.
3.25%, 02/01/2025	43,000	46,324
2.30%, 02/01/2030	40,000	41,779
Autodesk, Inc., 3.50%, 06/15/2027	33,000	36,598
Citrix Systems, Inc.
1.25%, 03/01/2026	30,000	29,681
3.30%, 03/01/2030(b)	20,000	21,117
Intuit, Inc.
0.95%, 07/15/2025(b)	40,000	40,185
1.65%, 07/15/2030	40,000	39,842
Microsoft Corp.
3.13%, 11/03/2025	190,000	207,184
3.30%, 02/06/2027	180,000	200,768
Oracle Corp.
1.90%, 09/15/2021	123,000	123,075
2.50%, 04/01/2025	120,000	125,933
2.88%, 03/25/2031	110,000	115,998
salesforce.com, inc.
3.25%, 04/11/2023	43,000	44,949
3.70%, 04/11/2028	32,000	36,431
ServiceNow, Inc., 1.40%, 09/01/2030	35,000	33,256
VMware, Inc.
2.95%, 08/21/2022	34,000	34,785
3.90%, 08/21/2027	43,000	48,230

		1,226,135

Specialty Retail-2.80%
AutoNation, Inc., 4.75%, 06/01/2030	80,000	94,435
AutoZone, Inc.
3.13%, 07/15/2023	46,000	48,041
4.00%, 04/15/2030	45,000	51,619
Best Buy Co., Inc., 1.95%, 10/01/2030	135,000	133,503
Dell International LLC/EMC Corp.
6.02%, 06/15/2026	86,000	102,795
5.30%, 10/01/2029	80,000	97,513
Home Depot, Inc. (The)
2.63%, 06/01/2022	131,000	133,154
2.95%, 06/15/2029	123,000	134,824
Leidos, Inc.
3.63%, 05/15/2025	40,000	43,343
2.30%, 02/15/2031	40,000	39,483
Lowe’s Cos., Inc.
2.50%, 04/15/2026	89,000	94,615
2.63%, 04/01/2031	90,000	93,953
O’Reilly Automotive, Inc.
3.55%, 03/15/2026	40,000	44,242
3.60%, 09/01/2027	39,000	43,857
Ross Stores, Inc.
4.60%, 04/15/2025	47,000	52,780
1.88%, 04/15/2031	50,000	48,985

	Principal Amount	Value
Specialty Retail-(continued)
TJX Cos., Inc. (The), 1.60%, 05/15/2031(b)	$160,000	$156,601
Tractor Supply Co., 1.75%, 11/01/2030	65,000	63,203

		1,476,946

Technology Hardware, Storage & Peripherals-1.66%
Apple, Inc.
2.40%, 05/03/2023	246,000	254,853
1.65%, 02/08/2031(b)	270,000	267,524
Hewlett Packard Enterprise Co., 4.90%, 10/15/2025	118,000	134,492
HP, Inc.
2.20%, 06/17/2025	70,000	72,636
3.00%, 06/17/2027	75,000	80,818
NetApp, Inc.
1.88%, 06/22/2025	35,000	36,083
2.70%, 06/22/2030	25,000	26,006

		872,412

Textiles, Apparel & Luxury Goods-0.75%
NIKE, Inc.
2.40%, 03/27/2025	75,000	79,507
2.85%, 03/27/2030(b)	70,000	76,623
Ralph Lauren Corp., 2.95%, 06/15/2030	60,000	64,294
Tapestry, Inc.
4.25%, 04/01/2025	35,000	37,973
4.13%, 07/15/2027	40,000	43,830
VF Corp.
2.40%, 04/23/2025	45,000	47,108
2.95%, 04/23/2030	45,000	48,079

		397,414

Tobacco-0.98%
Altria Group, Inc.
2.85%, 08/09/2022	116,000	118,812
4.80%, 02/14/2029	105,000	122,000
Philip Morris International, Inc.
3.25%, 11/10/2024(b)	126,000	136,109
3.38%, 08/15/2029	127,000	140,566

		517,487

Trading Companies & Distributors-0.16%
WW Grainger, Inc., 1.85%, 02/15/2025	82,000	84,691

Water Utilities-0.25%
American Water Capital Corp.
3.40%, 03/01/2025	32,000	34,664
3.75%, 09/01/2028	40,000	45,479
Essential Utilities, Inc., 2.70%, 04/15/2030	50,000	52,390

		132,533

Wireless Telecommunication Services-0.38%
T-Mobile USA, Inc.
3.50%, 04/15/2025	90,000	97,254
3.88%, 04/15/2030	90,000	100,832

		198,086

Total U.S. Dollar Denominated Bonds & Notes (Cost $49,994,416)		52,139,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)–(continued)

August 31, 2021

	Shares	Value
Money Market Funds-1.05%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $555,106)	555,106	$555,106

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $50,549,522)		52,694,554

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-11.57%
Invesco Private Government Fund, 0.02%(d)(e)(f)	1,828,768	1,828,768

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(d)(e)(f)	4,265,420	$4,267,126

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,095,894)		6,095,894

TOTAL INVESTMENTS IN SECURITIES-111.54% (Cost $56,645,416)		58,790,448
OTHER ASSETS LESS LIABILITIES-(11.54)%		(6,084,056)

NET ASSETS-100.00%		$52,706,392

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2021 was $189,236, which represented less than 1% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$6,241,021	$(5,685,915)	$-	$-	$555,106	$40

Invesco Premier U.S. Government Money Portfolio, Institutional Class	232,848	873,541	(1,106,389)	-	-	-	1

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	443,526	10,217,440	(8,832,198)	-	-	1,828,768	183	*

Invesco Private Prime Fund	147,846	15,290,612	(11,171,367)	-	35	4,267,126	2,271	*

Total	$824,220	$32,622,614	$(26,795,869)	$-	$35	$6,651,000	$2,495

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco National AMT-Free Municipal Bond ETF (PZA)

August 31, 2021

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-97.97%
Alabama-0.65%
Birmingham (City of) & Jefferson (County of), AL Civic Center Authority, Series 2018 A, RB	5.00%	07/01/2048	$3,000	$3,576,505
Birmingham (City of), AL Water Works Board, Series 2015 A, Ref. RB(a)(b)	5.00%	01/01/2025	1,000	1,158,167
Jasper (City of), AL, Series 2014, GO Wts.(a)(b)	5.00%	03/01/2024	4,000	4,483,374
Jefferson (County of), AL, Series 2013 A, Revenue Wts., (INS - AGM)(c)	5.50%	10/01/2053	5,000	5,594,448
Tuscaloosa (City of), AL Board of Education, Series 2016, Revenue Wts.(a)(b)	5.00%	08/01/2026	1,000	1,222,515

				16,035,009

Arizona-2.00%
Arizona (State of) Industrial Development Authority (Phoenix Children’s Hospital), Series 2020, RB	3.00%	02/01/2045	2,000	2,131,943
Arizona (State of) Industrial Development Authority (Phoenix Children’s Hospital), Series 2020, RB	4.00%	02/01/2050	1,000	1,167,446
Arizona (State of) Industrial Development Authority (Social Bonds), Series 2020 A, RB	4.00%	11/01/2050	2,000	2,296,828
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group), Series 2019 E, RB	3.00%	01/01/2049	3,355	3,588,353
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group), Series 2019 F, RB	3.00%	01/01/2049	2,000	2,139,108
Maricopa (County of), AZ Industrial Development Authority (Honorhealth), Series 2021 A, RB	3.00%	09/01/2051	6,250	6,615,636
Maricopa (County of), AZ Industrial Development Authority (Honorhealth), Series 2021 A, RB	4.00%	09/01/2051	2,625	3,091,863
Phoenix (City of), AZ Industrial Development Authority (Downtown Phoenix Student Housing, LLC-Arizona State University), Series 2018 A, Ref. RB	5.00%	07/01/2042	1,000	1,194,849
Phoenix Civic Improvement Corp., Series 2015 A, RB	5.00%	07/01/2045	2,000	2,323,266
Phoenix Civic Improvement Corp., Series 2019 A, RB	5.00%	07/01/2045	5,000	5,990,348
Phoenix Civic Improvement Corp., Series 2019, RB	5.00%	07/01/2049	5,000	6,270,855
Phoenix Civic Improvement Corp., Series 2020, RB	5.00%	07/01/2044	5,000	6,468,343
Queen Creek (Town of), AZ, Series 2020, RB	4.00%	08/01/2045	1,250	1,489,256
University of Arizona (The), Series 2020, Ref. RB	4.00%	08/01/2044	4,000	4,734,185

				49,502,279

Arkansas-0.36%
University of Arkansas, Series 2021 A, RB	5.00%	12/01/2045	5,000	6,481,981
University of Arkansas (Fayetteville Campus), Series 2017, RB	5.00%	11/01/2047	2,000	2,473,305

				8,955,286

California-17.23%
Alameda (City of), CA Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS - AGM)(c)	5.00%	10/01/2036	1,000	1,206,424
Alameda (City of), CA Corridor Transportation Authority, Series 2016 B, Ref. RB, (INS - AGM)(c)	5.00%	10/01/2037	940	1,132,999
Bay Area Toll Authority, Series 2019 H, Ref. RB	5.00%	04/01/2049	4,000	4,992,596
Bay Area Toll Authority (San Francisco Bay Area), Series 2014 S-6, RB(a)(b)	5.00%	10/01/2024	2,500	2,868,343
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 F-1, RB	4.00%	04/01/2056	5,000	5,724,264
Bay Area Toll Authority (San Francisco Bay Area), Series 2017 S-7, Ref. RB	4.00%	04/01/2042	2,500	2,878,513
Beaumont (City of), CA Public Improvement Authority, Series 2018 A, RB, (INS - AGM)(c)	5.00%	09/01/2049	1,000	1,194,709
California (State of), Series 2014, GO Bonds	5.00%	10/01/2039	5,000	5,676,751
California (State of), Series 2016, GO Bonds	5.00%	09/01/2046	3,000	3,612,730
California (State of), Series 2017, Ref. GO Bonds	4.00%	08/01/2038	1,000	1,147,061
California (State of), Series 2019, GO Bonds	5.00%	04/01/2045	4,000	5,072,038
California (State of), Series 2019, GO Bonds	5.00%	04/01/2049	1,000	1,264,498
California (State of), Series 2019, Ref. GO Bonds	5.00%	10/01/2039	4,500	5,842,998
California (State of) (Green Bonds), Series 2014, GO Bonds	5.00%	10/01/2037	3,500	3,979,491
California (State of) Educational Facilities Authority (Pepperdine University), Series 2016, Ref. RB	5.00%	10/01/2046	1,000	1,176,615
California (State of) Educational Facilities Authority (Pepperdine University), Series 2016, Ref. RB	5.00%	10/01/2049	1,000	1,176,125
California (State of) Educational Facilities Authority (Stanford University), Series 2007 T-1, RB	5.00%	03/15/2039	5,000	7,269,104
California (State of) Educational Facilities Authority (Stanford University), Series 2019 V-1, RB	5.00%	05/01/2049	4,000	6,243,418
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2016 B, Ref. RB	5.00%	08/15/2035	1,000	1,212,484
California (State of) Health Facilities Financing Authority (Children’s Hospital of Orange County), Series 2021, Ref. RB	2.13%	11/01/2041	5,000	4,890,671

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Health Facilities Financing Authority (El Camino Hospital), Series 2017, RB	4.00%	02/01/2042	$3,000	$3,377,279
California (State of) Health Facilities Financing Authority (El Camino Hospital), Series 2017, RB	5.00%	02/01/2042	2,250	2,732,682
California (State of) Health Facilities Financing Authority (Kaiser Permanente), Series 2017 A-2, RB	5.00%	11/01/2047	3,500	5,298,035
California (State of) Health Facilities Financing Authority (PIH Health), Series 2020 A, RB	4.00%	06/01/2050	3,860	4,502,768
California (State of) Health Facilities Financing Authority (Stanford Health Care), Series 2020 A, Ref. RB	4.00%	08/15/2050	7,360	8,671,730
California (State of) Infrastructure & Economic Development Bank (California State Teachers’ Retirement System Headquarters Expansion) (Green Bonds), Series 2019, RB	5.00%	08/01/2044	1,930	2,428,107
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	4.00%	02/01/2042	4,000	4,498,612
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	5.00%	02/01/2042	1,715	2,053,828
California (State of) Municipal Finance Authority (Community Medical Centers), Series 2017 A, Ref. RB	5.00%	02/01/2047	2,500	2,976,596
California (State of) Municipal Finance Authority (NorthBay Healthcare Group), Series 2017 A, RB	5.25%	11/01/2041	1,000	1,174,768
California (State of) Municipal Finance Authority (Orange County Civic Center Infrastructure Improvement Program - Phase I), Series 2017 A, RB	5.00%	06/01/2042	6,000	7,330,420
California (State of) Municipal Finance Authority (Pomona College), Series 2017, Ref. RB(a)(b)	5.00%	01/01/2028	1,000	1,270,775
California (State of) Municipal Finance Authority (University of La Verne), Series 2017 A, Ref. RB	5.00%	06/01/2043	1,750	2,100,385
California (State of) Public Works Board, Series 2014 B, RB	5.00%	10/01/2039	1,500	1,699,573
California (State of) Statewide Communities Development Authority (John Muir Health), Series 2018 A, Ref. RB	4.00%	12/01/2057	500	525,817
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2038	2,500	3,069,206
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2042	6,080	7,439,192
California State University, Series 2017 A, Ref. RB	5.00%	11/01/2047	11,310	13,789,586
Centinela Valley Union High School District (Election of 2010), Series 2012 B, GO Bonds(d)	5.00%	08/01/2050	600	626,123
Chino Valley Unified School District, Series 2020 B, GO Bonds	4.00%	08/01/2045	2,500	2,973,955
Chino Valley Unified School District, Series 2020 B, GO Bonds	3.38%	08/01/2050	7,500	8,375,476
El Dorado Irrigation District, Series 2014 A, Ref. RB(a)(b)	5.00%	03/01/2024	3,000	3,365,739
El Dorado Irrigation District, Series 2014 A, Ref. RB(a)(b)	5.25%	03/01/2024	3,500	3,948,511
Foothill-Eastern Transportation Corridor Agency, Subseries 2014 B-1, Ref. RB	3.95%	01/15/2053	3,000	3,317,071
Inland Valley Development Agency, Series 2014 A, Ref. RB, (INS - AGM)(c)	5.00%	09/01/2044	6,000	6,620,971
Jurupa Unified School District, Series 2017 B, GO Bonds	4.00%	08/01/2041	10,000	11,409,305
Livermore Valley Joint Unified School District, Series 2019, GO Bonds	4.00%	08/01/2046	7,000	7,802,984
Long Beach Unified School District (Election of 2016), Series 2019 B, GO Bonds	3.00%	08/01/2050	1,270	1,345,084
Los Angeles (City of), CA (Green Bonds), Series 2015 A, RB	5.00%	06/01/2044	1,000	1,161,356
Los Angeles (City of), CA (Green Bonds), Series 2015 C, Ref. RB	5.00%	06/01/2045	1,500	1,740,217
Los Angeles (City of), CA (Green Bonds), Series 2017 A, RB	5.25%	06/01/2047	1,500	1,858,227
Los Angeles (City of), CA Department of Water & Power, Series 2012 B, RB	5.00%	07/01/2043	8,000	8,309,788
Los Angeles (City of), CA Department of Water & Power, Series 2019 D, Ref. RB	5.00%	07/01/2044	2,360	3,021,123
Los Angeles (City of), CA Department of Water & Power, Series 2019 D, Ref. RB	5.00%	07/01/2049	9,000	11,470,306
Los Angeles (City of), CA Department of Water & Power, Series 2021 C, Ref. RB	5.00%	07/01/2037	1,000	1,322,570
Los Angeles (City of), CA Department of Water & Power, Series 2021 C, Ref. RB	5.00%	07/01/2038	1,000	1,319,324
Los Angeles (City of), CA Department of Water & Power, Series 2021 C, Ref. RB	5.00%	07/01/2039	1,000	1,315,944
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020 A, RB	4.00%	06/01/2036	5,000	6,160,184
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020 A, RB	4.00%	06/01/2037	3,750	4,606,047
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds), Series 2020 A, RB	5.00%	06/01/2037	19,000	24,981,405
Los Angeles (County of), CA Public Works Financing Authority, Series 2015 A, RB	5.00%	12/01/2039	2,250	2,573,333
Los Angeles (County of), CA Public Works Financing Authority, Series 2015 A, RB	5.00%	12/01/2044	1,000	1,140,225
Los Angeles (County of), CA Public Works Financing Authority, Series 2016 D, RB	5.00%	12/01/2045	11,400	13,321,274
Los Angeles County Facilities, Inc. (Vermont Corridor County Administration Building), Series 2018 A, RB	5.00%	12/01/2051	4,400	5,439,947
Los Angeles Unified School District, Series 2020 C, GO Bonds	4.00%	07/01/2038	1,000	1,207,760
Los Angeles Unified School District, Series 2020 C, GO Bonds	4.00%	07/01/2039	1,000	1,204,596
Los Angeles Unified School District, Series 2020 C, GO Bonds	4.00%	07/01/2040	1,000	1,201,927

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Los Angeles Unified School District, Series 2020 C, GO Bonds	4.00%	07/01/2044	$1,000	$1,190,054
Los Angeles Unified School District (Election of 2008), Series 2016 A, GO Bonds	5.00%	07/01/2040	1,610	1,866,915
Madera Unified School District, Series 2017, GO Bonds	4.00%	08/01/2046	5,000	5,764,395
Manhattan Beach Unified School District, Series 2020 B, GO Bonds	4.00%	09/01/2045	5,635	6,759,400
Marin (County of), CA Healthcare District (Election of 2013), Series 2017 A, GO Bonds	4.00%	08/01/2047	3,000	3,421,489
Metropolitan Water District of Southern California, Series 2020 A, RB	5.00%	10/01/2049	1,000	1,281,915
Morgan Hill Unified School District (Election of 2012), Series 2017 B, GO Bonds	4.00%	08/01/2047	2,000	2,270,080
Napa Valley Unified School District, Series 2019 C, GO Bonds, (INS - AGM)(c)	4.00%	08/01/2044	3,000	3,425,003
Natomas Unified School District, Series 2020 A, GO Bonds, (INS - AGM)(c)	4.00%	08/01/2049	3,885	4,398,270
Norman Y Mineta San Jose International Airport SJC, Series 2017 B, Ref. RB	5.00%	03/01/2042	1,300	1,569,899
Norman Y Mineta San Jose International Airport SJC, Series 2017 B, Ref. RB	5.00%	03/01/2047	5,000	6,011,477
Oxnard School District (Election of 2016), Series 2017 A, GO Bonds, (INS - BAM)(c)	5.00%	08/01/2045	5,000	6,126,678
Perris Union High School District, Series 2019 A, GO Bonds, (INS - AGM)(c)	4.00%	09/01/2048	7,500	8,884,484
Sacramento (County of), CA, Series 2016 A, Ref. RB	5.00%	07/01/2041	2,400	2,859,009
Sacramento (County of), CA, Series 2016 B, Ref. RB	5.00%	07/01/2041	2,250	2,680,321
Sacramento (County of), CA Sanitation Districts Financing Authority, Series 2020 A, Ref. RB	5.00%	12/01/2050	5,600	7,268,201
San Diego (County of), CA Regional Transportation Commission, Series 2016 A, RB	5.00%	04/01/2048	6,620	7,838,084
San Diego Unified School District, Series 2020 M-2, GO Bonds	5.00%	07/01/2022	490	510,109
San Diego Unified School District, Series 2020 M-2, GO Bonds	4.00%	07/01/2050	20,000	23,933,554
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	4.00%	07/01/2047	5,000	5,753,269
San Diego Unified School District (Election of 2012), Series 2017 I, GO Bonds	5.00%	07/01/2047	4,165	5,096,287
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2014 B, RB	5.00%	05/01/2044	2,000	2,234,873
San Francisco Bay Area Rapid Transit District (Election of 2016) (Green Bonds), Series 2017 A, GO Bonds	5.00%	08/01/2047	2,000	2,438,008
Simi Valley Unified School District (Election of 2016), Series 2017 A, GO Bonds	4.00%	08/01/2046	4,000	4,589,416
Transbay Joint Powers Authority (Green Bonds), Series 2020 A, RB	5.00%	10/01/2045	2,000	2,519,589
University of California, Series 2016 AR, Ref. RB	5.00%	05/15/2046	9,500	11,325,317
University of California, Series 2018 O, Ref. RB	5.00%	05/15/2043	1,500	1,862,143
Val Verde Unified School District, Series 2020 A, GO Bonds, (INS - BAM)(c)	2.75%	08/01/2049	2,750	2,831,945
Val Verde Unified School District, Series 2020 E, GO Bonds, (INS - BAM)(c)	2.75%	08/01/2046	2,200	2,270,719

				425,622,866

Colorado-3.84%
Colorado (State of) Educational & Cultural Facilities Authority (University of Denver), Series 2017 A, RB	5.00%	03/01/2047	2,000	2,418,808
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group), Series 2021 A, Ref. RB	4.00%	11/15/2046	7,500	9,027,400
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group), Series 2021 A, Ref. RB	4.00%	11/15/2050	20,000	23,955,464
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group), Series 2021 A, Ref. RB	3.00%	11/15/2051	15,000	16,118,845
Colorado (State of) Health Facilities Authority (Evangelical Lutheran Good Samaritan Society (The)), Series 2017, Ref. RB(a)(b)	5.00%	06/01/2027	1,750	2,169,807
Colorado (State of) Health Facilities Authority (Parkview Medical Center), Series 2020 A, RB	4.00%	09/01/2050	2,800	3,250,927
Denver (City & County of), CO, Series 2016 A, Ref. RB	5.00%	08/01/2042	1,000	1,184,449
Denver (City & County of), CO, Series 2016 A, Ref. RB	5.00%	08/01/2044	750	884,794
Denver (City & County of), CO, Series 2021 A, RB	4.00%	08/01/2051	1,000	1,188,890
Denver (City & County of), CO Board of Water Commissioners (Green Bonds), Series 2017 A, RB	5.00%	09/15/2047	5,000	6,097,340
Denver City & County School District No. 1, Series 2021, GO Bonds	3.00%	12/01/2043	3,970	4,404,283
Denver City & County School District No. 1, Series 2021, GO Bonds	4.00%	12/01/2045	2,000	2,396,029
E-470 Public Highway Authority, Series 2020 A, Ref. RB	5.00%	09/01/2040	2,725	3,066,328
Loveland (City of), CO Electric & Communications Enterprise, Series 2019 A, RB	5.00%	12/01/2044	5,000	6,183,690
Regional Transportation District (Green Bonds), Series 2021 B, Ref. RB	4.00%	11/01/2040	1,000	1,212,609
Regional Transportation District (Green Bonds), Series 2021 B, Ref. RB	2.00%	11/01/2041	1,000	975,463
Regional Transportation District (Green Bonds), Series 2021 B, Ref. RB	2.25%	11/01/2045	1,000	1,010,512

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado-(continued)
Weld County School District No. Re-5J, Series 2021, GO Bonds	4.00%	12/01/2045	$4,000	$4,792,059
Weld County School District Re-2, Series 2019, GO Bonds	5.00%	12/01/2044	3,550	4,527,658

				94,865,355

Connecticut-1.00%
Connecticut (State of), Series 2017 A, GO Bonds	5.00%	04/15/2035	3,745	4,543,157
Connecticut (State of), Series 2018 B, RB	5.00%	10/01/2038	4,000	5,053,229
Connecticut (State of), Series 2020 A, GO Bonds	5.00%	01/15/2040	3,000	3,843,341
Connecticut (State of), Series 2021 A, GO Bonds	3.00%	01/15/2037	1,000	1,110,485
Connecticut (State of), Series 2021 A, GO Bonds	3.00%	01/15/2038	1,000	1,103,829
Connecticut (State of), Series 2021 A, GO Bonds	3.00%	01/15/2039	1,000	1,100,702
Connecticut (State of), Series 2021 A, RB	4.00%	05/01/2037	1,000	1,219,269
Connecticut (State of), Series 2021 A, RB	4.00%	05/01/2038	1,000	1,215,965
Connecticut (State of), Series 2021 A, RB	4.00%	05/01/2039	1,000	1,212,526
Connecticut (State of), Series 2021 A, RB	4.00%	05/01/2040	1,000	1,209,625
Connecticut (State of), Series 2021 A, RB	5.00%	05/01/2041	1,000	1,308,450
University of Connecticut, Series 2018 A, RB	5.00%	11/15/2043	1,450	1,786,825

				24,707,403

District of Columbia-0.75%
District of Columbia, Series 2011 G, RB(a)(b)	5.00%	12/01/2021	395	399,743
District of Columbia, Series 2011 G, RB	5.00%	12/01/2036	805	814,277
District of Columbia, Series 2017 A, Ref. GO Bonds	5.00%	06/01/2036	2,500	3,076,321
District of Columbia, Series 2017 A, Ref. GO Bonds	5.00%	06/01/2037	2,000	2,458,493
District of Columbia, Series 2020 A, RB	2.63%	03/01/2045	1,000	1,030,505
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement), Series 2019 A, Ref. RB	5.00%	10/01/2044	1,500	1,866,741
Washington (State of) Metropolitan Area Transit Authority, Series 2020 A, RB	5.00%	07/15/2045	5,500	7,035,773
Washington (State of) Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	4.00%	07/15/2046	125	149,822
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	5.00%	07/15/2037	200	265,540
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	4.00%	07/15/2038	200	244,861
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	4.00%	07/15/2039	125	152,470
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	3.00%	07/15/2040	250	279,055
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	5.00%	07/15/2041	100	131,346
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	3.00%	07/15/2043	200	220,934
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	4.00%	07/15/2043	200	241,317
Washington Metropolitan Area Transit Authority (Green Bonds), Series 2021 A, RB	5.00%	07/15/2046	125	162,262

				18,529,460

Florida-3.53%
Cape Coral (City of), FL, Series 2011, Ref. RB(a)(b)	5.00%	10/01/2021	200	200,782
Central Florida Expressway Authority, Series 2021, Ref. RB, (INS - AGM)(c)	4.00%	07/01/2037	500	615,482
Central Florida Expressway Authority, Series 2021, Ref. RB, (INS - AGM)(c)	4.00%	07/01/2038	500	613,276
Central Florida Expressway Authority, Series 2021, Ref. RB, (INS - AGM)(c)	4.00%	07/01/2039	500	611,514
Central Florida Expressway Authority, Series 2021, Ref. RB, (INS - AGM)(c)	2.50%	07/01/2040	1,500	1,561,868
Davie (Town of), FL (Nova Southeastern University), Series 2018, Ref. RB	5.00%	04/01/2048	2,000	2,391,626
Escambia (County of), FL Health Facilities Authority, Series 2020, Ref. RB, (INS - AGM)(c)	3.00%	08/15/2050	5,000	5,274,387
Florida (State of) Municipal Loan Council, Series 2011 D, RB, (INS - AGM)(c)	5.50%	10/01/2041	1,500	1,506,536
Hillsborough (County of), FL Aviation Authority (Tampa International Airport), Series 2018 F, RB	5.00%	10/01/2048	6,745	8,397,934
JEA Electric System, Series 2013 C, RB	5.00%	10/01/2037	950	996,100
Lakeland (City of), FL (Lakeland Regional Health), Series 2015, RB	5.00%	11/15/2040	1,050	1,192,895
Miami Beach (City of), FL, Series 2015, RB	5.00%	09/01/2045	2,000	2,308,195
Miami Beach (City of), FL, Series 2019, Ref. GO Bonds	4.00%	05/01/2049	8,250	9,549,169
Miami Beach (City of), FL Health Facilities Authority (Mt. Sinai Medical Center), Series 2021, RB	4.00%	11/15/2046	2,190	2,565,201
Miami Beach (City of), FL Health Facilities Authority (Mt. Sinai Medical Center), Series 2021, RB	3.00%	11/15/2051	2,000	2,101,884
Miami Beach (City of), FL Health Facilities Authority (Mt. Sinai Medical Center), Series 2021, RB	4.00%	11/15/2051	2,000	2,329,708
Miami Beach (City of), FL Redevelopment Agency (City Center), Series 2015, Ref. RB, (INS - AGM)(c)	5.00%	02/01/2040	4,000	4,409,163
Miami-Dade (County of), FL, Series 2012 B, Ref. RB(a)(b)	5.00%	10/01/2022	2,215	2,331,935

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Miami-Dade (County of), FL, Series 2017 A, RB	3.38%	10/01/2047	$5,000	$5,479,492
Miami-Dade (County of), FL Transit System, Series 2012, RB(a)(b)	5.00%	07/01/2022	2,000	2,081,338
Miami-Dade (County of), FL Water & Sewer System, Series 2021, RB	4.00%	10/01/2039	150	181,922
Miami-Dade (County of), FL Water & Sewer System, Series 2021, RB	3.00%	10/01/2040	175	192,839
Miami-Dade (County of), FL Water & Sewer System, Series 2021, RB	4.00%	10/01/2041	200	241,479
Miami-Dade (County of), FL Water & Sewer System, Series 2021, RB	4.00%	10/01/2042	200	240,747
Miami-Dade (County of), FL Water & Sewer System, Series 2021, RB	3.00%	10/01/2043	250	272,026
Miami-Dade (County of), FL Water & Sewer System, Series 2021, RB	4.00%	10/01/2044	175	209,668
Miami-Dade (County of), FL Water & Sewer System, Series 2021, RB	4.00%	10/01/2046	200	238,650
Miami-Dade (County of), FL Water & Sewer System, Series 2021, RB	4.00%	10/01/2048	250	297,762
Miami-Dade (County of), FL Water & Sewer System, Series 2021, RB	3.00%	10/01/2051	2,500	2,703,252
Miami-Dade (County of), FL Water & Sewer System, Series 2021, RB	4.00%	10/01/2051	300	356,954
Orlando (City of), FL, Series 2018 B, RB	5.00%	10/01/2048	5,685	7,034,899
Palm Beach (County of), FL Health Facilities Authority (Lifespace Communities, Inc.), Series 2019 B, RB	5.00%	05/15/2053	1,000	1,174,558
Tampa (City of) & Hillsborough (County of), FL Expressway Authority, Series 2017 C, RB	5.00%	07/01/2048	2,000	2,407,004
Tampa (City of) & Hillsborough (County of), FL Expressway Authority, Series 2017, RB	5.00%	07/01/2047	5,000	6,036,183
Tampa (City of), FL, Series 2016 A, RB	5.00%	11/15/2046	1,750	2,057,081
Tampa (City of), FL (H. Lee Moffitt Cancer Center), Series 2020 B, RB	4.00%	07/01/2045	2,500	2,900,882
Tampa (City of), FL (H. Lee Moffitt Cancer Center), Series 2020 B, RB	5.00%	07/01/2050	3,250	4,055,722

				87,120,113

Georgia-1.50%
Atlanta (City of), GA, Series 2018 B, RB	5.00%	11/01/2047	5,000	6,153,037
Cobb (County of), GA Kennestone Hospital Authority (Wellstar Health System, Inc.), Series 2020, Ref. RB	5.00%	04/01/2050	850	1,065,172
Development Authority of Burke County (The), Series 2012, Ref. RB	2.75%	01/01/2052	2,000	2,032,256
Fulton (County of), GA Development Authority (Wellstar Health System, Inc.), Series 2020, RB	4.00%	04/01/2050	1,000	1,148,262
Gainesville & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2017 B, Ref. RB	5.50%	02/15/2042	2,000	2,428,112
Gainesville (City of) & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2021 A, RB	2.50%	02/15/2051	2,000	1,938,769
Gainesville (City of) & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2021 A, RB	3.00%	02/15/2051	2,000	2,088,620
Gainesville (City of) & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.), Series 2021 A, RB	4.00%	02/15/2051	4,000	4,643,402
Georgia (State of) Municipal Electric Authority of Georgia (Plant Vogtle Units 3 & 4), Series 2021 A, Ref. RB, (INS - AGM)(c)	5.00%	01/01/2062	4,500	5,562,030
Glynn (County of) & Brunswick (City of), GA Memorial Hospital Authority (Southeast Georgia Health System), Series 2017, RAC	5.00%	08/01/2047	3,000	3,560,724
Municipal Electric Authority of Georgia, Series 2019 A, Ref. RB	5.00%	01/01/2044	1,000	1,224,553
Municipal Electric Authority of Georgia (Plant Vogtle Units 3&4), Series 2021 A, Ref. RB, (INS - AGM)(c)	5.00%	01/01/2062	2,305	2,848,995
Sandy Springs (City of), GA Public Facilities Authority (City Center), Series 2015, RB(a)(b)	5.00%	05/01/2026	2,000	2,422,604

				37,116,536

Hawaii-0.27%
Honolulu (City & County of), HI, Series 2015 A, GO Bonds	5.00%	10/01/2039	4,000	4,662,105
Honolulu (City & County of), HI Wastewater System Revenue, Series 2019 A, RB	5.00%	07/01/2049	1,500	1,882,514

				6,544,619

Illinois-6.64%
Chicago (City of), IL, Series 2012, RB, (INS - AGM)(c)	5.00%	01/01/2037	24,375	24,735,633
Chicago (City of), IL, Series 2017 A, RB, (INS - AGM)(c)	5.25%	01/01/2042	2,500	3,041,778
Chicago (City of), IL, Series 2017 A, RB, (INS - AGM)(c)	4.00%	01/01/2052	7,000	7,608,119
Chicago (City of), IL, Series 2017 A, Ref. GO Bonds	6.00%	01/01/2038	1,000	1,244,285
Chicago (City of), IL, Series 2019 A, GO Bonds	5.00%	01/01/2044	2,000	2,422,343
Chicago (City of), IL, Series 2019 A, GO Bonds	5.50%	01/01/2049	1,500	1,859,975
Chicago (City of), IL (O’Hare International Airport), Series 2015 D, RB	5.00%	01/01/2046	1,250	1,428,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Chicago (City of), IL (O’Hare International Airport), Series 2016 C, Ref. RB	5.00%	01/01/2037	$2,900	$3,410,858
Chicago (City of), IL (O’Hare International Airport), Series 2017 B, Ref. RB	5.00%	01/01/2039	7,500	9,020,718
Chicago (City of), IL (O’Hare International Airport), Series 2018 B, RB, (INS - AGM)(c)	4.00%	01/01/2053	6,375	7,319,652
Chicago (City of), IL Board of Education, Series 2016, RB	6.00%	04/01/2046	2,000	2,466,579
Chicago (City of), IL Board of Education, Series 2017 B, Ref. GO Bonds(e)	7.00%	12/01/2042	5,000	6,620,412
Chicago (City of), IL Midway International Airport, Series 2016 B, Ref. RB	5.00%	01/01/2046	6,000	7,024,247
Chicago (City of), IL Transit Authority, Series 2017, RB, (INS - AGM)(c)	5.00%	12/01/2051	10,000	11,964,754
Du Page (County of), IL (Morton Abroretum), Series 2020, Ref. RB	3.00%	05/15/2047	5,000	5,179,377
Illinois (State of), Series 2020, GO Bonds	5.50%	05/01/2039	1,500	1,933,209
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	4.00%	08/15/2037	1,550	1,892,891
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	4.00%	08/15/2038	1,395	1,698,870
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	4.00%	08/15/2039	2,250	2,732,171
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	4.00%	08/15/2040	1,350	1,635,283
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	4.00%	08/15/2041	1,350	1,630,371
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	3.00%	08/15/2048	1,000	1,070,412
Illinois (State of) Finance Authority (Carle Foundation (The)), Series 2021 A, Ref. RB	4.00%	08/15/2048	1,400	1,658,762
Illinois (State of) Finance Authority (Chicago LLC - University of Chicago), Series 2017 A, RB	5.00%	02/15/2047	1,000	1,154,811
Illinois (State of) Finance Authority (OSF Healthcare System), Series 2020 A, Ref. RB	3.00%	05/15/2050	4,000	4,257,516
Illinois (State of) Finance Authority (OSF Healthcare System), Series 2020 A, Ref. RB	4.00%	05/15/2050	4,570	5,287,937
Illinois (State of) Finance Authority (Rush University Medical Center), Series 2015 A, Ref. RB	5.00%	11/15/2038	1,175	1,352,328
Illinois (State of) Finance Authority (University of Illinois Health Services), Series 2020, RB	4.00%	10/01/2050	1,500	1,726,134
Illinois (State of) Finance Authority (University of Illinois Health Services), Series 2020, RB	4.00%	10/01/2055	1,450	1,662,409
Illinois (State of) Toll Highway Authority, Series 2017 A, RB	5.00%	01/01/2042	5,000	6,063,840
Illinois (State of) Toll Highway Authority, Series 2020 A, RB	5.00%	01/01/2041	4,000	5,202,306
Illinois (State of) Toll Highway Authority, Series 2020 A, RB	5.00%	01/01/2045	2,500	3,209,255
Regional Transportation Authority, Series 2000, RB, (INS - NATL)(c)	6.50%	07/01/2030	1,815	2,450,491
Sales Tax Securitization Corp., Series 2018 A, Ref. RB	5.00%	01/01/2040	10,000	12,116,247
Sales Tax Securitization Corp., Series 2020 A, Ref. RB	4.00%	01/01/2038	1,000	1,182,946
Sales Tax Securitization Corp., Series 2020 A, Ref. RB	4.00%	01/01/2039	500	590,003
Sales Tax Securitization Corp., Series 2020 A, Ref. RB, (INS - BAM)(c)	5.00%	01/01/2037	1,750	2,237,681
Sales Tax Securitization Corp., Series 2020 A, Ref. RB, (INS - BAM)(c)	4.00%	01/01/2040	2,000	2,365,271
Springfield (City of), IL Electric Revenue, Series 2015, Ref. RB, (INS - AGM)(c)	5.00%	03/01/2040	3,000	3,437,288

				163,895,596

Indiana-0.78%
Indiana (State of) Health & Educational Facilities Financing Authority (Ascension Senior Credit Group), Series 2006, Ref. RB	5.00%	11/15/2046	3,000	3,607,357
Indianapolis Local Public Improvement Bond Bank (Courthouse and Jail), Series 2019 A, RB	5.00%	02/01/2044	5,000	6,233,254
Indianapolis Local Public Improvement Bond Bank (Courthouse and Jail), Series 2019 A, RB	5.00%	02/01/2049	6,500	8,043,492
Northern Indiana Commuter Transportation District, Series 2016, RB	5.00%	07/01/2041	1,250	1,485,811

				19,369,914

Kansas-0.21%
Kansas (State of) Department of Transportation, Series 2015, RB	5.00%	09/01/2035	2,000	2,346,231
Wyandotte (County of) & Kansas City (City of), KS Unified Government, Series 2016 A, RB	5.00%	09/01/2040	1,000	1,160,841
Wyandotte (County of) & Kansas City (City of), KS Unified Government, Series 2016 A, RB	5.00%	09/01/2045	1,500	1,730,771

				5,237,843

Kentucky-0.18%
Hazard (City of), KY (Appalachian Regional Health), Series 2021, Ref. RB	3.00%	07/01/2046	1,000	1,057,165
Hazard (City of), KY (Appalachian Regional Health), Series 2021, Ref. RB	4.00%	07/01/2051	1,000	1,170,811
Kentucky (Commonwealth of) Economic Development Finance Authority (Louisville Arena Authority, Inc.), Series 2017 A, Ref. RB, (INS - AGM)(c)	5.00%	12/01/2045	1,000	1,232,174
Kentucky (Commonwealth of) Economic Development Finance Authority (Louisville Arena Authority, Inc.), Series 2017 A, Ref. RB, (INS - AGM)(c)	5.00%	12/01/2047	1,000	1,054,096

				4,514,246

Louisiana-1.33%
Greater New Orleans Expressway Commission, Series 2017, RB, (INS - AGM)(c)	5.00%	11/01/2042	2,000	2,328,311

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana-(continued)
Greater New Orleans Expressway Commission, Series 2017, RB, (INS - AGM)(c)	5.00%	11/01/2047	$2,000	$2,315,897
Jefferson (Parish of), LA Sales Tax District, Series 2019 B, RB, (INS - AGM)(c)	5.00%	12/01/2042	2,750	3,401,778
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (LCTCS Act 360), Series 2014, RB(a)(b)	5.00%	10/01/2024	2,000	2,288,683
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Ragin Cajun Facilities, Inc.), Series 2018, RB, (INS - AGM)(c)	5.00%	10/01/2048	3,500	4,221,075
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Woman’s Hospital Foundation), Series 2017 A, Ref. RB	5.00%	10/01/2041	3,285	3,961,239
Louisiana (State of) Public Facilities Authority (LA Children’s Medical Center), Series 2020, RB, (INS - AGM)(c)	3.00%	06/01/2050	6,500	6,937,029
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System), Series 2018 A, RB, (INS - AGM)(c)	5.00%	10/01/2048	5,000	6,037,710
Shreveport (City of), LA, Series 2019 B, RB, (INS - AGM)(c)	4.00%	12/01/2049	1,250	1,411,416

				32,903,138

Maine-0.62%
Maine (State of) Health & Higher Educational Facilities Authority, Series 2020 A, RB	4.00%	07/01/2045	2,000	2,334,796
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	5.00%	07/01/2022	500	520,433
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	5.00%	07/01/2023	550	598,456
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	5.00%	07/01/2024	350	396,834
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	5.00%	07/01/2026	400	485,360
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	5.00%	07/01/2027	150	186,907
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	5.00%	07/01/2028	225	286,861
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	2.50%	07/01/2029	500	553,884
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	5.00%	07/01/2030	425	564,101
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	5.00%	07/01/2033	450	604,050
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	4.00%	07/01/2035	250	307,295
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	4.00%	07/01/2037	375	457,775
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	4.00%	07/01/2039	330	400,582
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	4.00%	07/01/2046	750	894,667
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 A, Ref. RB, (INS - AGM)(c)	4.00%	07/01/2050	1,030	1,223,879
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Healthcare System), Series 2020 A, RB	4.00%	07/01/2050	4,500	5,204,468
Maine (State of) Turnpike Authority, Series 2020, RB	4.00%	07/01/2045	300	353,954

				15,374,302

Maryland-0.76%
Baltimore (City of), MD (Convention Center Hotel), Series 2017, Ref. RB	5.00%	09/01/2039	1,000	1,069,590
Baltimore (City of), MD (Convention Center Hotel), Series 2017, Ref. RB	5.00%	09/01/2042	500	533,349
Baltimore (City of), MD (Water), Series 2017 A, RB	5.00%	07/01/2046	9,510	11,542,942
Baltimore (City of), MD (Water), Series 2020 A, RB	5.00%	07/01/2050	600	768,933
Maryland (State of) Transportation Authority, Series 2021 A, Ref. RB	5.00%	07/01/2046	1,000	1,308,621

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland-(continued)
Maryland (State of) Transportation Authority, Series 2021 A, Ref. RB	5.00%	07/01/2051	$1,000	$1,302,786
Maryland Stadium Authority (Baltimore City Public Schools), Series 2016, RB(a)(b)	5.00%	05/01/2026	1,900	2,301,474

				18,827,695

Massachusetts-6.14%
Massachusetts (Commonwealth of), Series 2015 A, Ref. GO Bonds	5.00%	07/01/2036	4,000	4,665,833
Massachusetts (Commonwealth of), Series 2016 A, GO Bonds	5.00%	03/01/2041	7,150	7,951,175
Massachusetts (Commonwealth of), Series 2016 A, GO Bonds	5.00%	03/01/2046	5,000	5,559,637
Massachusetts (Commonwealth of), Series 2016 J, GO Bonds	4.00%	12/01/2044	2,900	3,334,741
Massachusetts (Commonwealth of), Series 2017 A, GO Bonds	5.00%	04/01/2042	4,210	5,168,542
Massachusetts (Commonwealth of), Series 2017 A, Ref. RB	5.00%	06/01/2043	5,000	6,223,475
Massachusetts (Commonwealth of), Series 2017 F, GO Bonds	5.00%	11/01/2041	10,000	12,513,810
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds	5.25%	01/01/2044	10,675	13,669,479
Massachusetts (Commonwealth of), Series 2019 A, GO Bonds	5.00%	01/01/2049	5,000	6,253,162
Massachusetts (Commonwealth of), Series 2020 E, GO Bonds	5.00%	11/01/2025	1,750	2,088,280
Massachusetts (Commonwealth of), Series 2020 E, GO Bonds	5.00%	11/01/2045	2,500	3,234,386
Massachusetts (Commonwealth of), Series 2020 E, GO Bonds	5.00%	11/01/2050	3,500	4,502,803
Massachusetts (Commonwealth of) (Rail Enhancement & Accelerated Bridge Program), Series 2015 A, RB	5.00%	06/01/2045	3,000	3,483,642
Massachusetts (Commonwealth of) (Rail Enhancement & Accelerated Bridge Program), Series 2018 A, RB	5.25%	06/01/2043	5,000	6,328,794
Massachusetts (Commonwealth of) Development Finance Agency (Wellforce, Inc.), Series 2020 C, Ref. RB, (INS - AGM)(c)	4.00%	10/01/2045	1,500	1,754,895
Massachusetts (State of) Bay Transportation Authority, Series 2015 A, RB	5.00%	07/01/2040	7,145	8,323,409
Massachusetts (State of) Bay Transportation Authority, Series 2020, Ref. RB	5.00%	07/01/2050	5,580	6,936,558
Massachusetts (State of) Development Finance Agency, Series 2021 G, Ref. RB	5.00%	07/01/2050	1,000	1,277,546
Massachusetts (State of) Development Finance Agency (Boston University), Series 2013 X, RB	5.00%	10/01/2048	875	951,090
Massachusetts (State of) Development Finance Agency (Boston University), Series 2016 BB1, RB	5.00%	10/01/2046	4,500	5,375,826
Massachusetts (State of) Development Finance Agency (Dana-Farber Cancer Institute), Series 2016, RB	5.00%	12/01/2041	2,665	3,202,164
Massachusetts (State of) Development Finance Agency (Dana-Farber Cancer Institute), Series 2016, RB	5.00%	12/01/2046	2,000	2,391,823
Massachusetts (State of) Development Finance Agency (Wellforce, Inc.), Series 2020 C, Ref. RB, (INS - AGM)(c)	3.00%	10/01/2045	3,500	3,747,494
Massachusetts (State of) School Building Authority, Series 2015 C, Ref. RB	5.00%	08/15/2037	8,770	10,290,821
Massachusetts (State of) School Building Authority, Series 2016 A, RB	5.00%	11/15/2045	3,410	4,019,468
Massachusetts (State of) School Building Authority, Series 2019 A, RB	5.00%	02/15/2049	5,000	5,928,497
Massachusetts (State of) Water Resources Authority, Series 2018 B, RB	5.00%	08/01/2043	5,000	6,269,967
University of Massachusetts Building Authority, Series 2020 1, RB	5.00%	11/01/2050	5,000	6,338,811

				151,786,128

Michigan-0.99%
Detroit (City of), MI Water and Sewerage Department, Series 2012 A, Ref. RB(a)(b)	5.00%	07/01/2022	5,000	5,203,344
Lansing (City of), MI Board of Water & Light, Series 2021 A, RB	5.00%	07/01/2051	1,000	1,308,075
Michigan (State of) Finance Authority, Series 2019 A, Ref. RB	3.00%	12/01/2049	2,440	2,595,642
Michigan (State of) Hospital Finance Authority (Ascension Health), Series 2010, Ref. RB	5.00%	11/15/2047	3,000	3,795,523
Michigan State University Board of Trustees, Series 2019 B, RB	5.00%	02/15/2044	1,250	1,554,863
University of Michigan, Series 2017 A, Ref. RB	5.00%	04/01/2042	2,000	2,428,566
University of Michigan, Series 2017 A, Ref. RB	5.00%	04/01/2047	3,100	3,758,677
Walled Lake Consolidated School District, Series 2020, GO Bonds	5.00%	05/01/2050	2,500	3,193,807
Wayne (County of), MI Airport Authority (Detroit Michigan Wayne County Airport), Series 2015 D, RB	5.00%	12/01/2040	500	588,609

				24,427,106

Minnesota-0.05%
Minnesota (State of) Higher Education Facilities Authority (Bethel University), Series 2017, Ref. RB	5.00%	05/01/2047	1,000	1,118,331

Missouri-0.57%
Cape Girardeau (County of), MO Industrial Development Authority (South Eastern Health), Series 2017 A, Ref. RB	5.00%	03/01/2036	1,000	1,172,616

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri-(continued)
Kansas City (City of), MO (Downtown Arena), Series 2016 E, Ref. RB	5.00%	04/01/2040	$2,190	$2,504,425
Metropolitan St. Louis Sewer District, Series 2016 C, RB	5.00%	05/01/2046	1,000	1,177,052
Metropolitan St. Louis Sewer District, Series 2017 A, Ref. RB	5.00%	05/01/2047	750	902,964
Missouri (State of) Health & Educational Facilities Authority (BJC Health System), Series 2021 A, Ref. RB	3.00%	07/01/2051	2,500	2,671,229
Missouri (State of) Health & Educational Facilities Authority (Mosaic Health System), Series 2019 A, Ref. RB	4.00%	02/15/2049	5,000	5,725,854

				14,154,140

Montana-0.11%
Missoula (City of), MT, Series 2019 A, RB	4.00%	07/01/2044	2,400	2,797,368

Nebraska-0.17%
Omaha (City of), NE Public Power District, Series 2017 A, Ref. RB	5.00%	02/01/2042	1,000	1,230,215
University of Nebraska Facilities Corp., Series 2021 A, RB	3.00%	07/15/2059	1,000	1,075,171
University of Nebraska Facilities Corp., Series 2021 A, RB	4.00%	07/15/2059	500	586,687
University of Nebraska Facilities Corp., Series 2021 A, RB	4.00%	07/15/2062	1,000	1,170,450

				4,062,523

Nevada-0.77%
Clark (County of), NV Department of Aviation, Series 2015 A, Ref. RB	5.00%	07/01/2040	5,000	5,828,811
Clark (County of), NV Department of Aviation, Series 2017 A-2, Ref. RB	5.00%	07/01/2040	9,335	11,519,212
Las Vegas Valley Water District, Series 2012 B, GO Bonds	5.00%	06/01/2042	1,650	1,704,714

				19,052,737

New Jersey-1.50%
New Jersey (State of) Economic Development Authority (Social Bonds), Series 2021, RB	4.00%	06/15/2046	1,000	1,160,944
New Jersey (State of) Economic Development Authority (Social Bonds), Series 2021, RB	4.00%	06/15/2050	1,000	1,156,617
New Jersey (State of) Economic Development Authority (State House), Series 2017 B, RB	5.00%	06/15/2043	1,000	1,234,165
New Jersey (State of) Educational Facilities Authority (Stevens Institute of Technology) (Green Bonds), Series 2020 A, RB	3.00%	07/01/2050	1,000	1,056,260
New Jersey (State of) Educational Facilities Authority (Stevens Institute of Technology) (Green Bonds), Series 2020 A, RB	4.00%	07/01/2050	2,800	3,221,253
New Jersey (State of) Health Care Facilities Financing Authority (Princeton HealthCare System), Series 2016 A, Ref. RB	5.00%	07/01/2039	1,000	1,200,158
New Jersey (State of) Health Care Facilities Financing Authority (University Hospital), Series 2015 A, RB, (INS - AGM)(c)	5.00%	07/01/2046	3,000	3,455,972
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	4.00%	06/15/2038	1,000	1,184,623
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	5.00%	06/15/2038	1,000	1,288,530
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	4.00%	06/15/2039	1,000	1,180,442
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	5.00%	06/15/2039	1,000	1,285,096
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	4.00%	06/15/2040	1,000	1,177,704
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	5.00%	06/15/2040	1,000	1,279,448
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	4.00%	06/15/2045	1,000	1,162,454
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	5.00%	06/15/2045	1,000	1,262,706
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	3.00%	06/15/2050	1,000	1,051,580
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	4.00%	06/15/2050	1,000	1,156,617
New Jersey (State of) Transportation Trust Fund Authority, Series 2020 AA, RB	5.00%	06/15/2050	1,000	1,254,702
New Jersey (State of) Turnpike Authority, Series 2017 B, Ref. RB	5.00%	01/01/2040	1,000	1,235,447
New Jersey (State of) Turnpike Authority, Series 2021 A, RB	4.00%	01/01/2042	3,000	3,582,168
New Jersey (State of) Turnpike Authority, Series 2021 A, RB	4.00%	01/01/2051	2,950	3,471,708
Newark (City of), NJ Housing Authority, Series 2016, Ref. RB, (INS - AGM)(c)	5.00%	12/01/2038	2,500	3,008,160

				37,066,754

New Mexico-0.07%
Albuquerque (City of), NM, Series 2020, RB	5.00%	07/01/2046	1,335	1,715,581

New York-20.89%
Broome County Local Development Corp. (United Health Services Hospital), Series 2020, Ref. RB, (INS - AGM)(c)	3.00%	04/01/2045	3,000	3,170,097

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
Broome County Local Development Corp. (United Health Services Hospital), Series 2020, Ref. RB, (INS - AGM)(c)	3.00%	04/01/2050	$8,750	$9,201,812
Broome County Local Development Corp. (United Health Services Hospital), Series 2020, Ref. RB, (INS - AGM)(c)	4.00%	04/01/2050	3,000	3,457,507
Build NYC Resource Corp. (New York Law School), Series 2016, Ref. RB	5.00%	07/01/2041	5,000	5,742,208
Dutchess County Local Development Corp. (Vassar College), Series 2017, Ref. RB	5.00%	07/01/2042	3,965	4,843,998
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2042	5,000	5,965,588
Long Island (City of), NY Power Authority, Series 2012 A, RB(a)(b)	5.00%	09/01/2022	2,305	2,417,547
Long Island (City of), NY Power Authority, Series 2012 A, RB	5.00%	09/01/2037	4,630	4,846,591
Long Island (City of), NY Power Authority, Series 2014 A, Ref. RB	5.00%	09/01/2039	2,500	2,816,492
Long Island (City of), NY Power Authority, Series 2017, RB	5.00%	09/01/2042	1,300	1,587,739
Long Island (City of), NY Power Authority, Series 2017, RB	5.00%	09/01/2047	1,000	1,213,595
Metropolitan Transportation Authority, Series 2012 A-1, RB	5.00%	11/15/2040	13,190	14,042,127
Metropolitan Transportation Authority, Series 2012 E, RB, (INS - AGM)(c)	5.00%	11/15/2042	1,510	1,588,163
Metropolitan Transportation Authority, Series 2015 C-1, Ref. RB	5.00%	11/15/2035	5,000	5,771,663
Metropolitan Transportation Authority (Green Bonds), Series 2016 B-1, RB	5.00%	11/15/2046	2,350	2,795,383
Metropolitan Transportation Authority (Green Bonds), Series 2019 B, RB	5.00%	11/15/2052	7,025	8,528,319
Metropolitan Transportation Authority (Green Bonds), Series 2019 B, RB, (INS - AGM)(c)	4.00%	11/15/2049	9,000	10,439,908
Metropolitan Transportation Authority (Green Bonds), Series 2020 A-1, RB	4.00%	11/15/2051	2,900	3,303,822
Metropolitan Transportation Authority (Green Bonds), Series 2020 A-1, RB, (INS - AGM)(c)	4.00%	11/15/2050	5,000	5,841,142
Metropolitan Transportation Authority (Green Bonds), Series 2020 C-1, RB	5.25%	11/15/2055	6,000	7,452,554
Monroe County Industrial Development Corp. (University of Rochester), Series 2020 A, RB	4.00%	07/01/2050	2,000	2,339,498
MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	5.00%	11/15/2051	2,000	2,018,823
Nassau (County of), NY, Series 2019 B, GO Bonds, (INS - AGM)(c)	5.00%	04/01/2049	5,000	6,279,667
New York & New Jersey (States of) Port Authority, Series 2014, RB	5.00%	09/01/2039	6,000	6,790,189
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	10/15/2041	4,460	5,229,924
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.00%	05/01/2045	3,500	4,028,840
New York & New Jersey (States of) Port Authority, Series 2017 200, Ref. RB	5.25%	10/15/2057	2,400	2,929,500
New York & New Jersey (States of) Port Authority, Series 2018, Ref. RB	5.00%	09/01/2048	6,590	8,093,093
New York & New Jersey (States of) Port Authority, Series 2020, Ref. RB	4.00%	07/15/2040	2,000	2,392,702
New York (City of), NY, Series 2017 B-1, GO Bonds	5.00%	12/01/2041	4,955	6,018,732
New York (City of), NY, Series 2019 B-1, GO Bonds	5.00%	10/01/2038	6,500	8,304,018
New York (City of), NY, Series 2020 BB1, RB	3.00%	06/15/2050	1,000	1,073,598
New York (City of), NY, Series 2020 BB1, RB	4.00%	06/15/2050	2,000	2,346,225
New York (City of), NY, Series 2020 BB1, RB	5.00%	06/15/2050	1,000	1,285,084
New York (City of), NY, Series 2020 BB2, Ref. RB	4.00%	06/15/2042	1,000	1,188,485
New York (City of), NY, Series 2020 D-1, GO Bonds	5.00%	03/01/2038	6,250	8,005,623
New York (City of), NY, Series 2021 A-1, GO Bonds	5.00%	08/01/2047	3,345	4,292,668
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2021 A, Ref. RB, (INS - AGM)(c)	3.00%	01/01/2037	1,395	1,539,666
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2021 A, Ref. RB, (INS - AGM)(c)	2.00%	01/01/2038	1,500	1,479,099
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2021 A, Ref. RB, (INS - AGM)(c)	3.00%	01/01/2039	1,250	1,369,771
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2021 A, Ref. RB, (INS - AGM)(c)	3.00%	01/01/2040	1,750	1,911,537
New York (City of), NY Industrial Development Agency (Queens Baseball Stadium), Series 2021 A, Ref. RB, (INS - AGM)(c)	3.00%	01/01/2046	5,000	5,346,437
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2020, Ref. RB, (INS - AGM)(c)	3.00%	03/01/2049	5,000	5,336,906
New York (City of), NY Municipal Water Finance Authority, Series 2012 BB, RB	5.00%	06/15/2044	3,295	3,340,868
New York (City of), NY Municipal Water Finance Authority, Series 2012 CC, Ref. RB	5.00%	06/15/2045	8,670	8,790,692
New York (City of), NY Municipal Water Finance Authority, Series 2012 FF, RB	5.00%	06/15/2045	1,000	1,038,197
New York (City of), NY Municipal Water Finance Authority, Series 2013 BB, RB	5.00%	06/15/2047	9,640	10,238,097
New York (City of), NY Municipal Water Finance Authority, Series 2013 EE, RB	5.00%	06/15/2047	500	539,249
New York (City of), NY Municipal Water Finance Authority, Series 2015 EE, Ref. RB	5.00%	06/15/2036	600	678,178
New York (City of), NY Municipal Water Finance Authority, Series 2017 EE, Ref. RB	5.00%	06/15/2037	5,750	7,044,118
New York (City of), NY Municipal Water Finance Authority, Series 2019 BB-1, RB	5.00%	06/15/2049	11,865	15,140,629

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY Municipal Water Finance Authority, Series 2019 CC-1, RB	5.00%	06/15/2044	$5,000	$6,419,091
New York (City of), NY Municipal Water Finance Authority (Water & Sewer System), Series 2012 CC, Ref. RB(a)(b)	5.00%	12/15/2021	1,535	1,556,554
New York (City of), NY Municipal Water Finance Authority (Water & Sewer System), Series 2019 FF, RB	4.00%	06/15/2049	2,500	2,923,289
New York (City of), NY Municipal Water Finance Authority (Water & Sewer System), Series 2019 FF, RB	5.00%	06/15/2049	6,165	7,769,973
New York (City of), NY Transitional Finance Authority, Series 2015 B-1, RB	5.00%	08/01/2042	4,330	4,875,793
New York (City of), NY Transitional Finance Authority, Series 2015 S-1, RB	5.00%	07/15/2040	3,000	3,440,289
New York (City of), NY Transitional Finance Authority, Series 2017 B-1, RB	4.00%	08/01/2041	1,850	2,063,585
New York (City of), NY Transitional Finance Authority, Series 2019 S-3A, Ref. RB	5.00%	07/15/2037	1,000	1,259,745
New York (City of), NY Transitional Finance Authority, Series 2019, RB	4.00%	11/01/2040	5,000	5,927,634
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	3.00%	11/01/2037	9,000	9,901,984
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	4.00%	11/01/2038	3,000	3,613,896
New York (City of), NY Transitional Finance Authority, Series 2020, Ref. RB	3.00%	11/01/2039	4,000	4,373,463
New York (City of), NY Transitional Finance Authority, Series 2021 A-1, Ref. RB	4.00%	11/01/2038	5,000	6,120,838
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2038	1,000	1,208,844
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2039	1,000	1,205,502
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2040	1,000	1,202,683
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2041	1,000	1,198,276
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2042	1,500	1,792,051
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2043	1,000	1,192,053
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2046	1,000	1,184,459
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	4.00%	02/01/2049	2,000	2,362,059
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	2.25%	02/01/2051	2,000	1,912,252
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	3.00%	02/01/2051	1,125	1,203,074
New York (City of), NY Transitional Finance Authority, Series 2021, Ref. RB	4.00%	11/01/2036	1,000	1,222,315
New York (City of), NY Water & Sewer System, Series 2021 AA-1, RB	5.00%	06/15/2048	3,000	3,877,084
New York (City of), NY Water & Sewer System, Series 2021 AA-1, RB	4.00%	06/15/2051	5,000	5,879,614
New York (State of) Dormitory Authority, Series 2012 A, RB(a)(b)	5.00%	07/01/2022	5,000	5,203,773
New York (State of) Dormitory Authority, Series 2012 B, RB	5.00%	03/15/2042	4,500	4,614,082
New York (State of) Dormitory Authority, Series 2013 A, RB(a)(b)	5.00%	07/01/2023	5,000	5,445,057
New York (State of) Dormitory Authority, Series 2014 E, Ref. RB	5.00%	02/15/2044	1,905	2,178,786
New York (State of) Dormitory Authority, Series 2020 A, RB	3.00%	07/01/2048	4,000	4,289,384
New York (State of) Dormitory Authority, Series 2020 A, RB	4.00%	07/01/2053	4,000	4,662,003
New York (State of) Dormitory Authority (Columbia University), Series 2016 A-2, RB	5.00%	10/01/2046	500	588,307
New York (State of) Dormitory Authority (Columbia University), Series 2018 B, Ref. RB	5.00%	10/01/2038	5,000	6,284,710
New York (State of) Dormitory Authority (Cornell University), Series 2020 A, Ref. RB	5.00%	07/01/2050	6,500	8,287,046
New York (State of) Dormitory Authority (Fordham University), Series 2016 A, Ref. RB	5.00%	07/01/2041	750	893,440
New York (State of) Dormitory Authority (Fordham University), Series 2020, RB	4.00%	07/01/2050	2,000	2,319,612
New York (State of) Dormitory Authority (General Purpose), Series 2020 D, Ref. RB	5.00%	02/15/2048	5,000	6,272,505
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai), Series 2015 A, Ref. RB	5.00%	07/01/2040	3,235	3,703,672
New York (State of) Dormitory Authority (Maimonides Medical Center), Series 2020, RB, (CEP - Federal Housing Administration)	3.00%	02/01/2050	2,000	2,102,741
New York (State of) Dormitory Authority (New School (The)), Series 2015 A, Ref. RB	5.00%	07/01/2045	3,500	3,990,923
New York (State of) Dormitory Authority (New School (The)), Series 2016 A, Ref. RB	5.00%	07/01/2046	1,000	1,169,958
New York (State of) Dormitory Authority (New York University), Series 2012 A, RB(a)(b)	5.00%	07/01/2022	1,200	1,248,906
New York (State of) Dormitory Authority (New York University), Series 2015 A, Ref. RB	5.00%	07/01/2035	2,350	2,741,487
New York (State of) Dormitory Authority (New York University), Series 2019 A, RB	5.00%	07/01/2042	7,000	8,941,517
New York (State of) Dormitory Authority (New York University), Series 2021 A, Ref. RB	4.00%	07/01/2046	1,750	2,091,029
New York (State of) Dormitory Authority (New York University), Series 2021 A, Ref. RB	5.00%	07/01/2051	5,000	6,524,492
New York (State of) Dormitory Authority (North Shore - Long Island Jewish Obligated Group), Series 2015 A, Ref. RB	5.00%	05/01/2036	2,440	2,809,632
New York (State of) Dormitory Authority (St. John’s University), Series 2021 A, Ref. RB	4.00%	07/01/2048	1,750	2,088,818
New York (State of) Dormitory Authority (State University of New York), Series 2015 B, Ref. RB	5.00%	07/01/2045	6,325	7,277,353
New York (State of) Dormitory Authority (State University of New York), Series 2019 A, RB	4.00%	07/01/2049	1,000	1,144,159
New York (State of) Power Authority (Green Bonds), Series 2020 A, Ref. RB	3.25%	11/15/2060	3,620	3,952,357

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Thruway Authority, Series 2016 A, RB	5.25%	01/01/2056	$4,000	$4,707,424
New York (State of) Thruway Authority, Series 2019 B, RB, (INS - AGM)(c)	4.00%	01/01/2040	5,000	5,968,984
New York (State of) Thruway Authority, Series 2020 N, RB	3.00%	01/01/2049	3,400	3,624,240
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2040	2,000	2,345,787
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2045	3,000	3,505,126
New York Liberty Development Corp., Series 2019, Ref. RB	2.80%	09/15/2069	1,500	1,560,286
New York Liberty Development Corp. (Green Bonds), Series 2021 A, Ref. RB	2.75%	11/15/2041	2,000	2,039,098
New York Liberty Development Corp. (Green Bonds), Series 2021 A, Ref. RB	2.88%	11/15/2046	5,000	5,065,994
New York Liberty Development Corp. (Green Bonds), Series 2021 A, Ref. RB	3.00%	11/15/2051	1,000	1,034,577
New York State Environmental Facilities Corp., Series 2020, Ref. RB	4.00%	06/15/2045	2,000	2,353,413
New York State Environmental Facilities Corp., Series 2020, Ref. RB	4.00%	06/15/2049	5,500	6,444,378
New York State Urban Development Corp., Series 2013 A-1, RB	5.00%	03/15/2043	1,000	1,068,021
New York State Urban Development Corp., Series 2020 A, RB	5.00%	03/15/2041	1,000	1,289,794
New York State Urban Development Corp., Series 2020 A, RB	3.00%	03/15/2050	2,000	2,123,309
New York State Urban Development Corp., Series 2020, Ref. RB	3.00%	03/15/2040	1,000	1,080,155
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	5.00%	12/01/2037	1,000	1,284,395
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	5.00%	12/01/2038	1,000	1,281,139
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	4.00%	12/01/2039	2,500	2,934,991
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	4.00%	12/01/2040	4,550	5,329,427
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	4.00%	12/01/2041	1,000	1,164,340
Oneida County Local Development Corp. (Mohawk Valley Health System), Series 2019, Ref. RB, (INS - AGM)(c)	3.00%	12/01/2044	1,555	1,641,657
Triborough Bridge & Tunnel Authority, Series 2015 A, RB	5.00%	11/15/2040	525	607,563
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2041	4,000	4,723,923
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2046	3,000	3,515,828
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2038	1,500	1,841,933
Triborough Bridge & Tunnel Authority, Series 2021 A-1, Ref. RB	5.00%	05/15/2051	3,000	3,860,201
Triborough Bridge & Tunnel Authority, Series 2021 B-1, Ref. RB	5.00%	05/15/2056	5,000	6,097,469
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2018 A, RB	4.00%	11/15/2048	2,500	2,893,984
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2018 C, Ref. RB	5.00%	11/15/2037	785	994,062
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2020 A, RB	5.00%	11/15/2054	1,500	1,922,888
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2021 A, RB	4.00%	11/15/2056	1,500	1,763,294
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2021 A, RB	5.00%	11/15/2056	1,500	1,933,191

				515,949,388

North Carolina-0.45%
Charlotte (City of), NC, Series 2021 A, Ref. RB	3.00%	07/01/2046	750	812,765
Charlotte (City of), NC, Series 2021 A, Ref. RB	4.00%	07/01/2051	750	898,756
Charlotte (City of), NC (Charlotte Douglas International Airport), Series 2017 A, RB	5.00%	07/01/2047	2,000	2,458,644
Charlotte (City of), NC (Charlotte Douglas International Airport), Series 2019 A, RB	5.00%	07/01/2049	1,750	2,194,799
North Carolina (State of) Capital Facilities Finance Agency (Duke University), Series 2015 B, Ref. RB(a)(b)	5.00%	10/01/2025	3,000	3,571,418
North Carolina (State of) Medical Care Commission (Forest at Duke (The)), Series 2021, RB	4.00%	09/01/2041	300	352,021
North Carolina (State of) Medical Care Commission (Forest at Duke (The)), Series 2021, RB	4.00%	09/01/2046	300	349,196
North Carolina (State of) Medical Care Commission (Forest at Duke (The)), Series 2021, RB	4.00%	09/01/2051	300	348,117

				10,985,716

North Dakota-0.19%
University of North Dakota, Series 2015 A, COP, (INS - AGM)(c)	3.00%	06/01/2061	4,500	4,600,764

Ohio-2.68%
American Municipal Power, Inc. (Greenup Hydroelectric), Series 2016 A, RB	5.00%	02/15/2041	2,000	2,354,521
American Municipal Power, Inc. (Greenup Hydroelectric), Series 2016 A, RB	5.00%	02/15/2046	2,000	2,360,273

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio-(continued)
Franklin (County of), OH Convention Facilities Authority (Greater Columbus Convention Center), Series 2019, RB	5.00%	12/01/2051	$1,000	$1,186,839
Hamilton (County of), OH (Christ Hospital), Series 2012, RB(a)(b)	5.00%	06/01/2022	4,400	4,559,298
Hamilton (County of), OH (Cincinnati Children’s Hospital), Series 2019 CC, RB	5.00%	11/15/2049	5,900	9,255,220
Miami University, Series 2020 A, Ref. RB	4.00%	09/01/2045	3,500	4,108,726
Montgomery (County of), OH (Kettering Health Network), Series 2021, Ref. RB	3.00%	08/01/2051	3,770	4,044,929
Montgomery (County of), OH (Kettering Health Network), Series 2021, Ref. RB	4.00%	08/01/2051	2,280	2,703,780
North Royalton City School District, Series 2017, GO Bonds	5.00%	12/01/2047	5,000	5,746,565
Ohio (State of), Series 2020 A, Ref. RB	4.00%	01/15/2050	2,250	2,590,979
Ohio (State of) Turnpike & Infrastructure Commission, Series 2021 A, RB	5.00%	02/15/2046	500	643,756
Ohio (State of) Turnpike & Infrastructure Commission, Series 2021 A, RB	5.00%	02/15/2051	1,000	1,281,966
Ohio (State of) Water Development Authority (Water Pollution Control Loan Fund), Series 2019 B, RB	5.00%	12/01/2044	10,000	12,843,569
Ohio State University (The), Series 2014 A, RB	5.00%	12/01/2039	11,100	12,629,557

				66,309,978

Oklahoma-0.57%
Grand River Dam Authority, Series 2014 A, RB	5.00%	06/01/2039	3,500	3,911,241
Oklahoma (State of) Turnpike Authority, Series 2017 A, RB	5.00%	01/01/2042	5,000	5,841,364
Oklahoma (State of) Turnpike Authority, Series 2017 C, RB	5.00%	01/01/2047	1,660	1,990,671
Oklahoma (State of) Turnpike Authority, Series 2018 A, RB	5.00%	01/01/2043	2,000	2,404,391

				14,147,667

Oregon-1.51%
Medford (City of), OR Hospital Facilities Authority (Asante), Series 2020 A, Ref. RB, (INS - AGM)(c)	4.00%	08/15/2045	7,000	8,262,405
Medford (City of), OR Hospital Facilities Authority (Asante), Series 2020 A, Ref. RB, (INS - AGM)(c)	3.00%	08/15/2050	5,000	5,356,052
Oregon (State of) (Article XI-G OHSU), Series 2017 H, GO Bonds	5.00%	08/01/2042	5,000	6,085,401
Oregon (State of) (Article XI-Q State), Series 2017 A, GO Bonds	5.00%	05/01/2042	2,500	3,020,504
Oregon (State of) Facilities Authority (Reed College), Series 2017, Ref. RB	5.00%	07/01/2047	1,000	1,214,128
Oregon (State of) Facilities Authority (Willamette University), Series 2021 A, Ref. RB	4.00%	10/01/2051	2,000	2,313,083
University of Oregon, Series 2015 A, RB	5.00%	04/01/2045	7,515	8,575,632
University of Oregon, Series 2020 A, RB	5.00%	04/01/2050	2,000	2,520,783

				37,347,988

Pennsylvania-4.08%
Allegheny (County of), PA, Series 2020 C-78, GO Bonds	4.00%	11/01/2045	3,875	4,639,555
Allegheny (County of), PA, Series 2020 C-78, GO Bonds	4.00%	11/01/2049	5,000	5,952,566
Berks (County of), PA Industrial Development Authority (Tower Health), Series 2017, Ref. RB	3.75%	11/01/2042	1,000	1,008,861
Bucks (County of), PA Industrial Development Authority (St. Luke’s University Health), Series 2021, RB	3.00%	08/15/2053	3,110	3,218,735
Chester (County of), PA Health and Education Facilities Authority (Main Line Health System), Series 2020 A, RB	4.00%	09/01/2050	5,000	5,868,059
Delaware River Joint Toll Bridge Commission (Pennsylvania - New Jersey), Series 2017, RB	5.00%	07/01/2042	1,000	1,208,478
Geisinger Authority (Geisinger Health System), Series 2020, Ref. RB	5.00%	04/01/2050	2,500	3,139,639
Lancaster (County of), PA Hospital Authority (University of Pennsylvania), Series 2016, Ref. RB	5.00%	08/15/2046	1,500	1,779,213
Lehigh (County of), PA (Lehigh Valley Health Network), Series 2019, Ref. RB	4.00%	07/01/2049	1,000	1,145,719
Pennsylvania (Commonwealth of) (Municipal Real Estate Funding, LLC), Series 2018 A, Ref. COP	5.00%	07/01/2043	250	300,488
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC), Series 2021 A, Ref. RB	4.00%	10/15/2051	10,555	12,416,159
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Trustees University of Pennsylvania), Series 2017 A, RB	5.00%	08/15/2046	2,000	2,400,524
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Trustees University of Pennsylvania), Series 2018 A, RB	5.00%	02/15/2048	1,410	1,727,201
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2012 B, RB(a)(b)	5.00%	12/01/2022	1,985	2,104,653
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2012 B, RB(a)(b)	5.00%	12/01/2022	6,815	7,230,230
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2014 B, RB	5.25%	12/01/2039	5,000	5,754,266
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2018 B, RB	5.25%	12/01/2048	5,000	6,307,208
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 A, RB	4.00%	12/01/2043	100	119,173
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 A, RB	4.00%	12/01/2044	100	118,892

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 A, RB	4.00%	12/01/2046	$100	$118,239
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2021 A, RB	4.00%	12/01/2050	100	117,337
Pennsylvania (State of) Economic Development Financing Authority (UPMC), Series 2021 A, Ref. RB	3.00%	10/15/2046	12,090	12,979,737
Pennsylvania (State of) Higher Educational Facilities Authority (University of Pennsylvania Health System), Series 2021 A, Ref. RB	5.00%	08/15/2044	1,000	1,306,800
Pennsylvania (State of) Turnpike Commission, Series 2021 A, RB	4.00%	12/01/2045	100	118,485
Pennsylvania (State of) Turnpike Commission, Series 2021 A, Ref. RB	5.00%	12/01/2047	1,000	1,302,797
Pennsylvania (State of) Turnpike Commission, Series 2021 A, Ref. RB	4.00%	12/01/2051	1,000	1,168,539
Philadelphia (City of), PA, Series 2020 A, RB	5.00%	11/01/2045	1,500	1,921,456
Philadelphia (City of), PA, Series 2020 A, RB	5.00%	11/01/2050	2,400	3,043,210
Philadelphia (City of), PA (Philadelphia Gas Works Co.), Series 2017 15, Ref. RB	5.00%	08/01/2047	7,000	8,330,074
Philadelphia (City of), PA Industrial Development Authority (Thomas Jefferson University), Series 2017 A, Ref. RB	5.00%	09/01/2042	1,950	2,339,862
Westmoreland (County of), PA Industrial Development Authority (Excela Health), Series 2020 A, Ref. RB	4.00%	07/01/2037	1,400	1,666,323

				100,852,478

Puerto Rico-0.02%
Puerto Rico (Commonwealth of), Series 2007 A-4, Ref. GO Bonds, (INS - AGM)(c)	5.00%	07/01/2031	500	508,068

Rhode Island-0.10%
Rhode Island Health & Educational Building Corp. (Providence College), Series 2017, RB	5.00%	11/01/2047	2,000	2,363,160

South Carolina-0.94%
South Carolina (State of) Public Service Authority, Series 2013 E, RB	5.00%	12/01/2048	4,660	5,116,072
South Carolina (State of) Public Service Authority, Series 2014 C, Ref. RB	5.00%	12/01/2039	2,000	2,268,311
South Carolina (State of) Public Service Authority, Series 2015 E, RB	5.25%	12/01/2055	2,500	2,933,816
South Carolina (State of) Public Service Authority, Series 2016 A, Ref. RB	5.00%	12/01/2037	7,000	8,302,713
South Carolina (State of) Public Service Authority, Series 2020 A, Ref. RB	4.00%	12/01/2040	500	592,616
South Carolina (State of) Public Service Authority, Series 2020 A, Ref. RB	3.00%	12/01/2041	1,085	1,172,303
South Carolina (State of) Public Service Authority, Series 2020 A, Ref. RB	4.00%	12/01/2042	500	589,214
South Carolina (State of) Public Service Authority, Series 2020 A, Ref. RB	5.00%	12/01/2043	500	637,410
South Carolina (State of) Public Service Authority, Series 2021 B, RB	5.00%	12/01/2051	1,250	1,602,474

				23,214,929

Tennessee-0.70%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board (Vanderbilt University), Series 2016, RB	5.00%	07/01/2040	3,000	3,574,662
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board (Vanderbilt University), Series 2017 A, RB	4.00%	07/01/2047	1,250	1,411,318
Metropolitan Nashville Airport Authority (The), Series 2015 A, RB	5.00%	07/01/2045	1,500	1,742,449
Nashville (City of) & Davidson (County of), TN Metropolitan Government, Series 2021 A, RB	5.00%	05/15/2046	1,000	1,307,004
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2016 A, RB	5.00%	07/01/2046	2,750	3,258,111
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center), Series 2017 A, RB	5.00%	07/01/2048	2,000	2,415,683
Tennessee (State of) School Bond Authority, Series 2017, RB, (CEP - Colorado Higher Education Intercept Program)	5.00%	11/01/2047	3,000	3,653,874

				17,363,101

Texas-9.97%
Austin (City of), TX, Series 2016, Ref. RB	5.00%	11/15/2041	1,000	1,211,499
Austin (City of), TX, Series 2016, Ref. RB	5.00%	11/15/2045	1,000	1,204,706
Austin (City of), TX, Series 2019 B, RB	5.00%	11/15/2049	5,000	6,362,868
Austin (City of), TX, Series 2020 A, Ref. RB	5.00%	11/15/2045	500	647,456
Austin (City of), TX, Series 2020 A, Ref. RB	5.00%	11/15/2050	730	938,538
Central Texas Regional Mobility Authority, Series 2016, Ref. RB	5.00%	01/01/2040	1,250	1,457,626
Central Texas Regional Mobility Authority, Series 2016, Ref. RB	5.00%	01/01/2046	700	815,608
Central Texas Regional Mobility Authority, Series 2020 E, RB	5.00%	01/01/2045	1,000	1,252,745

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Central Texas Regional Mobility Authority, Series 2020 E, RB	4.00%	01/01/2050	$1,000	$1,160,876
Central Texas Regional Mobility Authority, Series 2021 B, RB	5.00%	01/01/2046	1,000	1,278,113
Central Texas Regional Mobility Authority, Series 2021 B, RB	4.00%	01/01/2051	1,000	1,170,331
Clifton Higher Education Finance Corp. (Idea Public Schools), Series 2017, Ref. RB, (CEP - Texas Permanent School Fund)	4.00%	08/15/2042	8,500	9,864,518
Dallas (City of), TX, Series 2017, RB	5.00%	10/01/2046	6,000	7,319,201
Dallas (City of), TX (Civic Center Convention Complex), Series 2009, Ref. RB, (INS - AGC)(c)	5.25%	08/15/2034	2,500	2,510,245
Dallas (City of), TX Area Rapid Transit, Series 2016 A, Ref. RB	5.00%	12/01/2046	5,540	6,501,476
Friendswood Independent School District, Series 2021, GO Bonds, (CEP - Texas Permanent School Fund)	2.00%	02/15/2051	1,000	967,302
Grand Parkway Transportation Corp., Series 2018 A, RB	5.00%	10/01/2043	10,000	12,379,231
Harris County Toll Road Authority (The), Series 2021, Ref. RB	4.00%	08/15/2045	1,000	1,186,702
Harris County Toll Road Authority (The), Series 2021, Ref. RB	3.00%	08/15/2050	1,000	1,081,391
Harris County Toll Road Authority (The), Series 2021, Ref. RB	4.00%	08/15/2050	1,000	1,176,419
Harris County-Houston Sports Authority, Series 2014 A, Ref. RB	5.00%	11/15/2053	3,950	4,409,529
Houston (City of), TX, Series 2020 C, Ref. RB	4.00%	11/15/2043	3,500	4,227,573
Houston (City of), TX, Series 2020 C, Ref. RB	5.00%	11/15/2045	3,500	4,514,846
Houston (City of), TX, Series 2020 C, Ref. RB	4.00%	11/15/2049	3,000	3,579,397
Hutto (City of), TX, Series 2017, GO Bonds, (INS - AGM)(c)	5.00%	08/01/2057	5,000	6,005,435
Lamar Consolidated Independent School District, Series 2018, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2043	5,000	5,980,811
Lamar Consolidated Independent School District, Series 2020, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	02/15/2047	5,000	5,998,649
Leander Independent School District, Series 2020 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2045	1,000	1,213,469
Lower Colorado River Authority, Series 2012 A, Ref. RB	5.00%	05/15/2039	1,900	1,960,639
Lower Colorado River Authority, Series 2013, Ref. RB	5.00%	05/15/2039	1,000	1,074,372
Lower Colorado River Authority, Series 2015, Ref. RB	5.00%	05/15/2040	500	575,854
Lower Colorado River Authority, Series 2021, Ref. RB	5.00%	05/15/2046	1,250	1,575,984
Lower Colorado River Authority, Series 2021, Ref. RB	5.00%	05/15/2051	1,250	1,566,227
Lower Colorado River Authority (LCRA Transmission Services Corp.), Series 2019, Ref. RB	5.00%	05/15/2044	2,000	2,375,717
Mesquite Independent School District, Series 2018, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2048	5,000	6,111,559
Mesquite Independent School District, Series 2020 A, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2045	4,000	4,730,920
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.), Series 2016, RB	5.00%	07/01/2046	1,000	1,041,247
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.), Series 2016, RB	5.00%	07/01/2051	1,000	1,039,023
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing College Station I, LLC - Texas A&M University), Series 2014 A, RB, (INS - AGM)(c)	5.00%	04/01/2046	1,250	1,377,887
North Fort Bend Water Authority, Series 2011, RB(a)(b)	5.00%	12/15/2021	2,500	2,534,738
North Texas Tollway Authority, Series 2015 B, Ref. RB	5.00%	01/01/2040	2,500	2,654,173
North Texas Tollway Authority, Series 2016 A, Ref. RB	5.00%	01/01/2039	1,800	2,126,861
North Texas Tollway Authority, Series 2017 A, Ref. RB	5.00%	01/01/2048	6,270	7,676,180
North Texas Tollway Authority, Series 2018, Ref. RB	5.00%	01/01/2048	5,000	5,993,520
Prosper Independent School District, Series 2017, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2047	1,000	1,207,165
Prosper Independent School District, Series 2019, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2049	6,500	8,128,874
Richardson Independent School District, Series 2017, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2042	2,285	2,682,396
Rockwall Independent School District, Series 2016, GO Bonds(a)(b)	5.00%	02/15/2025	2,045	2,379,509
San Antonio (City of), TX, Series 2017, RB	5.00%	02/01/2047	10,000	12,069,297
San Antonio (City of), TX, Series 2020, RB	5.00%	02/01/2049	4,000	5,033,764
San Antonio (City of), TX, Series 2021 A, RB	5.00%	02/01/2046	500	640,703
San Antonio (City of), TX, Series 2021 A, RB	5.00%	02/01/2049	500	637,404
San Antonio (City of), TX Water System, Series 2018 A, Ref. RB	5.00%	05/15/2043	2,500	3,074,656
San Antonio (City of), TX Water System, Series 2020 A, Ref. RB	5.00%	05/15/2050	6,000	7,599,547
San Antonio (City of), TX Water System, Series 2020 C, RB	5.00%	05/15/2046	5,000	6,368,728
San Antonio Education Facilities Corp. (University of the Incarnate Word), Series 2021, Ref. RB	4.00%	04/01/2046	750	872,700
San Antonio Education Facilities Corp. (University of the Incarnate Word), Series 2021, Ref. RB	4.00%	04/01/2051	750	868,811

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
San Jacinto College District, Series 2019 A, GO Bonds	5.00%	02/15/2049	$2,000	$2,470,948
San Jacinto River Authority (Groundwater Reduction Plan Division), Series 2011, RB, (INS - AGM)(c)	5.00%	10/01/2037	1,000	1,003,988
Sherman Independent School District, Series 2018 A, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	02/15/2045	6,785	8,320,359
Socorro Independent School District, Series 2019, GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2044	4,000	4,717,056
Spring Independent School District, Series 2017, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2042	2,000	2,387,212
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health), Series 2016, Ref. RB	5.00%	11/15/2045	750	881,845
Texas (State of), Series 2014 A, Ref. GO Bonds(a)(b)	5.00%	10/01/2024	3,280	3,764,359
Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2015 C, Ref. RB	5.00%	08/15/2042	2,500	2,805,964
Texas (State of) Water Development Board, Series 2015 A, RB	5.00%	10/15/2045	3,910	4,593,681
Texas (State of) Water Development Board, Series 2016, RB	5.00%	10/15/2046	1,000	1,208,795
Texas (State of) Water Development Board, Series 2017 A, RB	5.00%	10/15/2047	4,975	6,150,788
Texas (State of) Water Development Board, Series 2018 B, RB	5.00%	04/15/2049	10,000	12,646,668
Ysleta Independent School District, Series 2017, GO Bonds, (CEP - Texas Permanent School Fund)	5.00%	08/15/2047	2,500	2,990,704

				246,337,382

Utah-0.45%
Salt Lake (City of), UT (Salt Lake City International Airport), Series 2017 B, RB	5.00%	07/01/2042	2,000	2,435,795
Salt Lake (City of), UT (Salt Lake City International Airport), Series 2017 B, RB	5.00%	07/01/2047	4,000	4,851,485
Salt Lake (City of), UT (Salt Lake City International Airport), Series 2018 B, RB	5.00%	07/01/2048	3,000	3,694,978

				10,982,258

Virginia-0.38%
Chesapeake Bay Bridge & Tunnel District, Series 2016, RB	5.00%	07/01/2051	3,395	4,044,329
Lynchburg Economic Development Authority, Series 2017 A, Ref. RB	5.00%	01/01/2047	1,000	1,166,489
Roanoke (City of), VA Economic Development Authority (Carilion Clinic Obligated Group), Series 2020, Ref. RB	3.00%	07/01/2045	1,650	1,763,744
Virginia (Commonwealth of) Transportation Board, Series 2017 A, Ref. RB	4.00%	05/15/2036	2,000	2,347,103

				9,321,665

Washington-2.35%
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2016 S-1, RB	5.00%	11/01/2041	6,500	7,804,680
Central Puget Sound Regional Transit Authority (Green Bonds), Series 2016 S-1, RB	5.00%	11/01/2046	3,000	4,612,448
King & Snohomish Counties School District No. 417 Northshore, Series 2018, GO Bonds, (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2036	2,000	2,494,388
King (County of), WA, Series 2016 B, Ref. RB(a)(b)	5.00%	07/01/2023	14,695	16,000,182
Snohomish (County of), WA Public Utility District No. 1, Series 2015, RB	5.00%	12/01/2040	1,000	1,174,467
Snohomish (County of), WA Public Utility District No. 1, Series 2021 A, RB	5.00%	12/01/2051	1,000	1,305,783
Washington (State of), Series 2017 D, GO Bonds	5.00%	02/01/2038	5,000	6,092,313
Washington (State of), Series 2017 D, GO Bonds	5.00%	02/01/2041	4,855	5,892,876
Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance), Series 2020, Ref. RB	5.00%	09/01/2055	3,000	3,805,415
Washington (State of) Health Care Facilities Authority (Seattle Children’s Hospital), Series 2015, Ref. RB	5.00%	10/01/2038	5,000	6,422,010
Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center), Series 2017, Ref. RB	4.00%	08/15/2042	1,000	1,095,356
Washington (State of) Higher Education Facilities Authority (Seattle University), Series 2020, RB	4.00%	05/01/2050	1,200	1,380,506

				58,080,424

Wisconsin-0.67%
Public Finance Authority (KU Campus Development Corp. -Central District Development), Series 2016, RB	5.00%	03/01/2041	5,000	5,860,401
Wisconsin (State of) Health & Educational Facilities Authority (Children’s Hospital), Series 2017, Ref. RB	4.00%	08/15/2047	3,185	3,633,359

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco National AMT-Free Municipal Bond ETF (PZA)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin-(continued)
Wisconsin (State of) Health & Educational Facilities Authority (ProHealth Care, Inc. Obligated Group), Series 2015, Ref. RB	5.00%	08/15/2039	$1,500	$1,691,461
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center), Series 2020, Ref. RB, (INS - AGM)(c)	3.00%	06/01/2045	5,000	5,395,600

				16,580,821

TOTAL INVESTMENTS IN SECURITIES(f)-97.97% (Cost $2,273,867,544)				2,420,248,115
OTHER ASSETS LESS LIABILITIES-2.03%				50,120,224

NET ASSETS-100.00%				$2,470,368,339

Investment Abbreviations:
AGC	-Assured Guaranty Corp.
AGM	-Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
NATL	-National Public Finance Guarantee Corp.
RAC	-Revenue Anticipation Certificates
RB	-Revenue Bonds
Ref.	-Refunding
Wts.	-Warrants

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Security subject to crossover refunding.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2021 represented less than 1% of the Fund’s Net Assets.

(f)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	10.70%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco New York AMT-Free Municipal Bond ETF (PZT)

August 31, 2021

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.45%
Guam-0.86%
Guam (Territory of) Power Authority, Series 2012 A, Ref. RB, (INS - AGM)(a)	5.00%	10/01/2030	$1,000	$1,047,056

New York-97.59%
Battery Park (City of), NY Authority, Series 2019, RB	4.00%	11/01/2044	1,000	1,190,946
Battery Park (City of), NY Authority, Series 2019, RB	5.00%	11/01/2049	2,500	3,196,085
Brooklyn Arena Local Development Corp. (Barclays Center), Series 2016 A, Ref. RB	5.00%	07/15/2042	2,000	2,345,132
Broome County Local Development Corp. (United Health Services Hospital), Series 2020, Ref. RB, (INS - AGM)(a)	3.00%	04/01/2045	1,000	1,056,699
Build NYC Resource Corp. (New York Law School), Series 2016, Ref. RB	5.00%	07/01/2041	1,000	1,148,442
Dutchess County Local Development Corp. (Health Quest Systems, Inc.), Series 2016 B, RB	5.00%	07/01/2046	500	589,541
Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	5.00%	02/15/2042	450	536,903
Long Island (City of), NY Power Authority, Series 2014 A, Ref. RB	5.00%	09/01/2044	2,000	2,246,845
Metropolitan Transportation Authority (Green Bonds), Series 2016 A-1, RB	5.25%	11/15/2056	1,000	1,170,574
Metropolitan Transportation Authority (Green Bonds), Series 2016 B-1, RB	5.00%	11/15/2046	1,500	1,784,287
Metropolitan Transportation Authority (Green Bonds), Series 2019 A-2, RB, (INS - AGM)(a)	5.00%	11/15/2044	800	988,065
Metropolitan Transportation Authority (Green Bonds), Series 2019 B, RB, (INS - AGM)(a)	4.00%	11/15/2049	1,000	1,159,990
Metropolitan Transportation Authority (Green Bonds), Series 2020 C-1, RB	5.25%	11/15/2055	1,000	1,242,092
Monroe County Industrial Development Corp. (University of Rochester), Series 2020 A, RB	4.00%	07/01/2050	500	584,875
MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	5.00%	11/15/2051	1,240	1,251,670
New York & New Jersey (States of) Port Authority, Series 2015, Ref. RB	5.25%	10/15/2055	1,000	1,184,543
New York & New Jersey (States of) Port Authority, Series 2018, Ref. RB	5.00%	09/01/2048	1,500	1,842,130
New York & New Jersey (States of) Port Authority, Series 2021, Ref. RB	4.00%	07/15/2040	800	969,367
New York & New Jersey (States of) Port Authority, Series 2021, Ref. RB	4.00%	07/15/2041	750	905,313
New York (City of), NY, Series 2017 A-1, GO Bonds	5.00%	08/01/2038	500	602,586
New York (City of), NY, Series 2017 B-1, GO Bonds	4.00%	12/01/2043	2,000	2,310,880
New York (City of), NY, Series 2018 D1, GO Bonds	5.00%	12/01/2042	1,000	1,255,265
New York (City of), NY, Series 2018 E-1, GO Bonds	5.00%	03/01/2038	1,000	1,233,936
New York (City of), NY, Series 2019 B-1, GO Bonds	5.00%	10/01/2039	2,000	2,547,278
New York (City of), NY, Series 2020 BB1, RB	3.00%	06/15/2050	1,000	1,073,598
New York (City of), NY, Series 2020 BB1, RB	4.00%	06/15/2050	1,000	1,173,113
New York (City of), NY, Series 2020 C, GO Bonds	5.00%	08/01/2043	1,000	1,278,004
New York (City of), NY, Series 2020 GG-1, RB	5.00%	06/15/2050	1,000	1,269,894
New York (City of), NY, Series 2021 CC-1, RB	5.00%	06/15/2051	1,000	1,291,069
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2020, Ref. RB, (INS - AGM)(a)	3.00%	03/01/2049	2,000	2,134,762
New York (City of), NY Municipal Water Finance Authority, Series 2017 EE, Ref. RB	5.25%	06/15/2037	1,000	1,243,546
New York (City of), NY Municipal Water Finance Authority, Series 2018 DD-1, RB	3.63%	06/15/2048	2,000	2,209,966
New York (City of), NY Municipal Water Finance Authority, Series 2019 BB-1, RB	4.00%	06/15/2049	1,000	1,179,458
New York (City of), NY Transitional Finance Authority, Series 2015 S-2, RB	5.00%	07/15/2035	1,000	1,172,271
New York (City of), NY Transitional Finance Authority, Series 2016 S-1, RB	5.00%	07/15/2043	1,000	1,180,607
New York (City of), NY Transitional Finance Authority, Series 2017 E-1, RB	5.00%	02/01/2043	1,500	1,809,660
New York (City of), NY Transitional Finance Authority, Series 2018 B-1, RB	5.00%	08/01/2045	1,000	1,221,484
New York (City of), NY Transitional Finance Authority, Series 2018 S-3, RB	4.00%	07/15/2046	1,000	1,154,451
New York (City of), NY Transitional Finance Authority, Series 2018 S-4A, Ref. RB	5.00%	07/15/2037	1,000	1,259,744
New York (City of), NY Transitional Finance Authority, Series 2019, RB	4.00%	11/01/2042	2,000	2,359,442
New York (City of), NY Transitional Finance Authority, Series 2020 D, RB	3.00%	11/01/2050	1,000	1,068,419
New York (City of), NY Transitional Finance Authority, Series 2020, RB	3.00%	05/01/2048	1,000	1,070,513
New York (City of), NY Transitional Finance Authority, Series 2021 A-1, Ref. RB	4.00%	11/01/2037	1,000	1,227,640
New York (City of), NY Transitional Finance Authority, Series 2021 E-1, RB	5.00%	02/01/2037	1,000	1,316,661
New York (City of), NY Transitional Finance Authority, Series 2021, Ref. RB	4.00%	11/01/2037	1,500	1,825,899
New York (City of), NY Water & Sewer System, Series 2021 AA-1, RB	5.00%	06/15/2048	2,000	2,584,723
New York (City of), NY Water & Sewer System, Series 2021 CC-1, RB	4.00%	06/15/2051	1,000	1,175,923
New York (State of) Dormitory Authority, Series 2012 B, RB	5.00%	03/15/2042	1,200	1,230,422
New York (State of) Dormitory Authority, Series 2017 A, Ref. RB	5.00%	02/15/2038	1,000	1,212,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco New York AMT-Free Municipal Bond ETF (PZT)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Dormitory Authority, Series 2017 B, Ref. RB	4.00%	02/15/2044	$5,000	$5,722,938
New York (State of) Dormitory Authority, Series 2017, Ref. RB	5.00%	02/15/2037	1,000	1,214,230
New York (State of) Dormitory Authority, Series 2018 C, Ref. RB	5.00%	03/15/2043	1,000	1,237,093
New York (State of) Dormitory Authority, Series 2020 A, Ref. RB	3.00%	03/15/2049	1,000	1,063,412
New York (State of) Dormitory Authority (Catholic Health System Obligated Group), Series 2019 A, Ref. RB	4.00%	07/01/2045	500	567,137
New York (State of) Dormitory Authority (Cornell University), Series 2020 A, Ref. RB	5.00%	07/01/2050	1,000	1,274,930
New York (State of) Dormitory Authority (Fordham University), Series 2020, RB	4.00%	07/01/2050	500	579,903
New York (State of) Dormitory Authority (Maimonides Medical Center), Series 2020, RB, (CEP - Federal Housing Administration)	3.00%	02/01/2050	1,110	1,167,021
New York (State of) Dormitory Authority (New School (The)), Series 2016 A, Ref. RB	5.00%	07/01/2046	500	584,979
New York (State of) Dormitory Authority (New York University), Series 2001-1, RB, (INS - AMBAC)(a)	5.50%	07/01/2040	500	753,790
New York (State of) Dormitory Authority (NYU Hospitals Center), Series 2014, Ref. RB	5.00%	07/01/2034	1,500	1,681,231
New York (State of) Dormitory Authority (Rockefeller University) (Green Bonds), Series 2019 B, RB	5.00%	07/01/2050	500	635,072
New York (State of) Dormitory Authority (State University of New York), Series 2019 A, RB	4.00%	07/01/2049	1,785	2,042,324
New York (State of) Thruway Authority, Series 2016 A, RB	5.00%	01/01/2046	1,000	1,167,465
New York (State of) Thruway Authority, Series 2020 N, RB	3.00%	01/01/2049	2,000	2,131,906
New York (State of) Utility Debt Securitization Authority, Series 2013, RB	5.00%	12/15/2041	1,500	1,655,399
New York Convention Center Development Corp. (Hotel Unit Fee Secured), Series 2015, Ref. RB	5.00%	11/15/2040	1,885	2,210,904
New York Liberty Development Corp. (4 World Trade Center), Series 2011, Ref. RB(b)(c)	5.00%	11/15/2021	2,000	2,019,904
New York State Environmental Facilities Corp., Series 2016, Ref. RB	5.00%	06/15/2041	1,000	1,195,481
New York State Environmental Facilities Corp. (State Clean Water & Drinking Water), Series 2021, RB	3.00%	06/15/2040	1,000	1,119,143
New York State Urban Development Corp., Series 2019 A, Ref. RB	4.00%	03/15/2044	2,000	2,346,539
New York State Urban Development Corp., Series 2020 A, RB	5.00%	03/15/2041	1,000	1,289,794
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	5.00%	12/01/2028	50	63,282
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	4.00%	12/01/2039	500	586,998
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020, Ref. RB	4.00%	12/01/2042	1,000	1,163,675
Onondaga (County of), NY Trust for Cultural Resources (Syracuse University), Series 2019, Ref. RB	5.00%	12/01/2043	500	642,176
Triborough Bridge & Tunnel Authority, Series 2016 A, Ref. RB	5.00%	11/15/2046	1,470	1,722,756
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2037	1,000	1,229,394
Triborough Bridge & Tunnel Authority, Series 2017 B, Ref. RB	5.00%	11/15/2038	1,000	1,227,956
Triborough Bridge & Tunnel Authority, Series 2021 A-1, Ref. RB	4.00%	05/15/2046	2,000	2,371,433
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2018 C, Ref. RB	5.00%	11/15/2037	500	633,160
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2021 A, RB	5.00%	11/15/2051	2,500	3,221,985
Utility Debt Securitization Authority, Series 2017, RB	5.00%	12/15/2038	2,000	2,505,427

				118,095,825

TOTAL INVESTMENTS IN SECURITIES(d)-98.45% (Cost $112,102,312)				119,142,881
OTHER ASSETS LESS LIABILITIES-1.55%				1,871,793

NET ASSETS-100.00%				$121,014,674

Investment Abbreviations:
AGM	-Assured Guaranty Municipal Corp.
AMBAC	-American Municipal Bond Assurance Corp.
CEP	-Credit Enhancement Provider
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Invesco New York AMT-Free Municipal Bond ETF (PZT)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	5.36%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco Preferred ETF (PGX)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Preferred Stocks-99.85%
Automobiles-1.16%
Ford Motor Co.
Pfd., 6.00%	1,651,414	$44,736,805
Pfd., 6.20%(b)	1,547,254	41,946,056

		86,682,861

Banks-34.34%
Associated Banc-Corp.
Series F, Pfd., 5.63%(b)	35,561	979,706
Series E, Pfd., 5.88%(b)	206,117	5,707,380
BancorpSouth Bank, Series A, Pfd., 5.50%	304,780	8,073,622
Bank of America Corp.
Series PP, Pfd., 4.13%(b)	2,239,846	57,631,238
Series NN, Pfd., 4.38%(b)	2,531,643	66,025,249
Series LL, Pfd., 5.00%(b)	2,978,312	79,431,581
Series KK, Pfd., 5.38%(b)	3,357,575	90,587,373
Series HH, Pfd., 5.88%(b)	2,081,038	56,500,182
Series GG, Pfd., 6.00%	3,076,323	82,630,036
Bank of Hawaii Corp., Series A, Pfd., 4.38%	375,578	9,734,982
CIT Group, Inc., Series B, Pfd., 5.63%	395,068	10,500,907
Citigroup, Inc.
Series K, Pfd., 6.88%(c)	4,252,829	118,824,042
Series J, Pfd., 7.13%(b)(c)	527,465	15,069,675
Citizens Financial Group, Inc.
Series E, Pfd., 5.00%(b)	919,443	24,484,767
Series D, Pfd., 6.35%(b)(c)	624,573	17,750,365
Cullen/Frost Bankers, Inc., Series B, Pfd., 4.45%(b)	302,579	8,000,189
Dime Community Bancshares, Inc., Pfd., 5.50%	211,035	5,550,221
Fifth Third Bancorp
Series K, Pfd., 4.95%(b)	521,940	14,066,283
Series A, Pfd., 6.00%(b)	235,634	6,284,359
Series I, Pfd., 6.63%(b)(c)	1,065,302	30,606,126
First Citizens BancShares, Inc., Series A, Pfd., 5.38%(b)	668,624	18,333,670
First Horizon Corp.
Series F, Pfd., 4.70%(b)	306,511	7,972,351
Series D, Pfd., 6.10%(b)(c)	203,724	5,486,287
Pfd., 6.50%	295,591	8,249,945
First Midwest Bancorp, Inc.
Series A, Pfd., 7.00%(b)	211,127	6,019,231
Series C, Pfd., 7.00%(b)	110,215	3,116,880
First Republic Bank
Series M, Pfd., 4.00%(b)	1,543,400	38,230,018
Series K, Pfd., 4.13%(b)	994,471	25,199,895
Series L, Pfd., 4.25%(b)	1,609,232	40,938,862
Series J, Pfd., 4.70%(b)	764,708	20,654,763
Series H, Pfd., 5.13%	404,805	10,601,843
Series I, Pfd., 5.50%	651,428	17,653,699
Fulton Financial Corp., Series A, Pfd., 5.13%	433,678	11,709,306
Hancock Whitney Corp., Pfd., 6.25%	374,688	10,596,177

	Shares	Value
Banks-(continued)
Huntington Bancshares, Inc.
Series H, Pfd., 4.50%(b)	985,700	$25,391,632
Series C, Pfd., 5.70%(b)	410,340	10,718,081
Series C, Pfd., 5.88%(b)	228,370	5,969,592
JPMorgan Chase & Co.
Series MM, Pfd., 4.20%	3,500,000	89,285,000
Series JJ, Pfd., 4.55%(b)	3,394,177	88,655,903
Series LL, Pfd., 4.63%	4,103,845	107,315,547
Series GG, Pfd., 4.75%	1,952,110	51,516,183
Series DD, Pfd., 5.75%	3,478,388	93,986,044
Series EE, Pfd., 6.00%	3,074,552	84,857,635
KeyCorp
Series G, Pfd., 5.63%	866,571	23,596,728
Series F, Pfd., 5.65%	846,786	22,905,561
Series E, Pfd., 6.13%(b)(c)	1,062,683	32,263,056
People’s United Financial, Inc., Series A, Pfd., 5.63%(b)(c)	569,827	16,428,112
PNC Financial Services Group, Inc. (The), Series P, Pfd., 6.13%(c)	362,626	9,431,902
Regions Financial Corp.
Series E, Pfd., 4.45%	819,782	20,953,628
Series C, Pfd., 5.70%(c)	982,913	28,524,135
Series B, Pfd., 6.38%(b)(c)	1,052,498	30,575,067
Signature Bank, Series A, Pfd., 5.00%	1,318,968	34,385,496
Silvergate Capital Corp., Series A, Pfd., 5.38%	370,177	9,024,915
SVB Financial Group, Series A, Pfd., 5.25%(b)	708,148	19,297,033
Synovus Financial Corp.
Series E, Pfd., 5.88%(c)	762,484	21,082,683
Series D, Pfd., 6.30%(b)(c)	445,913	11,816,694
Texas Capital Bancshares, Inc., Series B, Pfd., 5.75%	564,895	15,026,207
Truist Financial Corp.
Series R, Pfd., 4.75%	1,941,581	50,966,501
Series O, Pfd., 5.25%(b)	1,218,793	33,992,137
U.S. Bancorp
Series L, Pfd., 3.75%(b)	900,660	22,471,467
Series M, Pfd., 4.00%(b)	1,549,108	39,734,620
Series K, Pfd., 5.50%(b)	1,344,697	37,180,872
Valley National Bancorp
Series B, Pfd., 5.50%(b)(c)	215,570	5,637,156
Series A, Pfd., 6.25%(b)(c)	213,874	6,516,741
Webster Financial Corp., Series F, Pfd., 5.25%(b)	337,245	9,038,166
Wells Fargo & Co.
Series DD, Pfd., 4.25%	2,363,024	59,099,230
Series CC, Pfd., 4.38%(b)	2,095,181	53,049,983
Series AA, Pfd., 4.70%(b)	2,337,242	60,370,961
Series Z, Pfd., 4.75%(b)	4,032,258	104,314,514
Series O, Pfd., 5.13%	1,163,410	29,038,714
Series X, Pfd., 5.50%(b)	2,447,010	61,126,310
Series Y, Pfd., 5.63%(b)	1,401,590	36,048,895
Series Q, Pfd., 5.85%(b)(c)	3,490,877	93,590,412
Series R, Pfd., 6.63%(c)	1,712,769	47,495,084

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Invesco Preferred ETF (PGX)–(continued)

August 31, 2021

	Shares	Value
Banks-(continued)
Wintrust Financial Corp.
Series D, Pfd., 6.50%(b)(c)	256,148	$7,377,062
Series E, Pfd., 6.88%(b)(c)	601,147	17,415,229
Zions Bancorporation N.A., Series G, Pfd., 6.30%(c)	26,365	723,719

		2,561,395,817

Capital Markets-9.78%
Affiliated Managers Group, Inc.
Pfd., 4.20%	424,450	10,590,027
Pfd., 4.75%	522,157	13,774,502
Pfd., 5.88%(b)	621,532	17,005,116
Apollo Global Management, Inc.
Series A, Pfd., 6.38%	575,962	15,038,368
Series B, Pfd., 6.38%	634,684	17,155,508
Brightsphere Investment Group, Inc., Pfd., 5.13%	263,954	6,691,234
Brookfield Finance I (UK) PLC, Pfd., 4.50% (Canada)	455,117	11,455,295
Brookfield Finance, Inc., Series 50, Pfd., 4.63% (Canada)(b)	808,974	20,547,940
Charles Schwab Corp. (The)
Series J, Pfd., 4.45%(b)	1,248,324	32,980,720
Series D, Pfd., 5.95%(b)	1,518,696	38,544,504
Goldman Sachs Group, Inc. (The)
Series J, Pfd., 5.50%(c)	2,080,633	56,551,605
Series K, Pfd., 6.38%(b)(c)	1,428,278	41,020,144
KKR & Co., Inc., Series B, Pfd., 6.50%	321,247	8,024,750
Legg Mason, Inc., Pfd., 5.45%(b)	899,890	22,785,125
Morgan Stanley
Series L, Pfd., 4.88%(b)	1,098,482	29,637,044
Series K, Pfd., 5.85%(b)(c)	2,043,481	61,018,343
Series I, Pfd., 6.38%(c)	2,251,553	64,011,652
Series F, Pfd., 6.88%(c)	1,383,105	38,865,250
Series E, Pfd., 7.13%(b)(c)	1,722,453	49,434,401
Northern Trust Corp., Series E, Pfd., 4.70%	801,606	22,220,518
Oaktree Capital Group LLC
Series B, Pfd., 6.55%	516,507	14,074,816
Series A, Pfd., 6.63%	414,933	11,352,567
Prospect Capital Corp., Series A, Pfd., 5.35%	355,490	8,410,893
State Street Corp.
Series G, Pfd., 5.35%(b)(c)	996,348	29,412,193
Series D, Pfd., 5.90%(b)(c)	1,484,876	41,947,747
Stifel Financial Corp.
Series D, Pfd., 4.50%(b)	581,085	14,846,722
Pfd., 5.20%	504,827	13,529,364
Series C, Pfd., 6.13%(b)	416,042	11,690,780
Series B, Pfd., 6.25%(b)	244,693	6,780,443

		729,397,571

Chemicals-0.15%
EI du Pont de Nemours and Co., Series B, Pfd., 4.50%(b)	98,314	11,403,441

Commercial Services & Supplies-0.34%
Pitney Bowes, Inc., Pfd., 6.70%	992,849	25,416,934

	Shares	Value
Consumer Finance-4.23%
Capital One Financial Corp.
Series N, Pfd., 4.25%	550,000	$13,920,500
Series L, Pfd., 4.38%(b)	1,508,899	38,024,255
Series K, Pfd., 4.63%(b)	40,224	1,049,444
Series J, Pfd., 4.80%(b)	2,594,705	67,176,913
Series I, Pfd., 5.00%	3,039,145	79,716,773
Series G, Pfd., 5.20%	1,217,494	30,887,823
Series H, Pfd., 6.00%	1,046,371	26,525,505
Navient Corp., Pfd., 6.00%(b)	711,956	18,055,204
Synchrony Financial, Series A, Pfd., 5.63%(b)	1,506,320	40,098,238

		315,454,655

Diversified Financial Services-2.20%
Brookfield BRP Holdings Canada, Inc., Pfd., 4.63% (Canada)	703,363	17,703,647
Carlyle Finance LLC, Pfd., 4.63%(b)	1,038,574	26,743,281
Equitable Holdings, Inc.
Series C, Pfd., 4.30%	672,785	16,940,726
Series A, Pfd., 5.25%	1,597,401	43,097,879
KKR Group Finance Co. IX LLC, Pfd., 4.63%	1,071,647	27,959,270
National Rural Utilities Cooperative Finance Corp., Pfd., 5.50%	515,959	13,987,648
Voya Financial, Inc., Series B, Pfd., 5.35%(b)(c)	589,127	17,497,072

		163,929,523

Diversified Telecommunication Services-4.76%
AT&T, Inc.
Series C, Pfd., 4.75%(b)	3,427,396	89,969,145
Series A, Pfd., 5.00%	2,462,739	65,755,131
Pfd., 5.35%(b)	2,648,108	69,459,873
Pfd., 5.63%(b)	1,687,332	46,013,544
Qwest Corp.
Pfd., 6.50%	2,046,198	51,748,347
Pfd., 6.75%	1,218,647	32,501,316

		355,447,356

Electric Utilities-7.09%
Alabama Power Co., Series A, Pfd., 5.00%	509,701	13,476,494
Brookfield Infrastructure Finance ULC, Pfd., 5.00% (Canada)	458,138	11,971,146
Duke Energy Corp.
Pfd., 5.13%(b)	1,116,313	29,626,947
Pfd., 5.63%(b)	1,076,085	29,226,469
Series A, Pfd., 5.75%	1,864,300	51,752,968
Entergy Arkansas LLC, Pfd., 4.88%	647,857	16,403,739
Entergy Louisiana LLC, Pfd., 4.88%	590,594	14,871,157
Entergy Mississippi LLC, Pfd., 4.90%	584,488	14,810,926
Entergy New Orleans LLC, Pfd., 5.50%	586,059	14,932,783
Georgia Power Co., Series 2017-A, Pfd., 5.00%	588,106	15,525,998
Interstate Power and Light Co., Series D, Pfd., 5.10%	434,836	11,436,187
NextEra Energy Capital Holdings, Inc.
Series K, Investment Units, 5.25%	1,028,300	26,067,405
Series N, Pfd., 5.65%(b)	1,437,573	39,792,021
SCE Trust II, Pfd., 5.10%(b)	220,408	5,512,404
SCE Trust III, Series H, Pfd., 5.75%(c)	551,826	14,386,104

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco Preferred ETF (PGX)–(continued)

August 31, 2021

	Shares	Value
Electric Utilities-(continued)
SCE Trust IV, Series J, Pfd., 5.38%(c)	709,312	$17,803,731
SCE Trust V, Series K, Pfd., 5.45%(b)(c)	699,835	17,866,788
SCE Trust VI, Pfd., 5.00%(b)	1,031,391	25,691,950
Southern Co. (The)
Series C, Pfd., 4.20%(b)	1,547,125	40,379,962
Series 2020, Pfd., 4.95%	1,980,779	52,946,223
Pfd., 5.25%	1,601,413	40,627,848
Pfd., 5.25%(b)	901,532	23,926,659

		529,035,909

Equity REITs-7.02%
American Homes 4 Rent
Series F, Pfd., 5.88%(b)	548,183	14,417,213
Series G, Pfd., 5.88%	180,720	4,754,743
Series H, Pfd., 6.25%(b)	179,525	5,001,566
Digital Realty Trust, Inc.
Series L, Pfd., 5.20%(b)	703,707	19,161,942
Series J, Pfd., 5.25%	536,849	14,194,288
Series K, Pfd., 5.85%(b)	412,918	11,516,283
Diversified Healthcare Trust
Pfd., 5.63%	743,724	18,012,995
Pfd., 6.25%(b)	510,086	12,614,427
EPR Properties, Series G, Pfd., 5.75%	349,918	9,283,325
Federal Realty Investment Trust, Series C, Pfd., 5.00%	316,805	8,401,669
Global Net Lease, Inc., Series A, Pfd., 7.25%	178,456	4,764,775
Kimco Realty Corp.
Series L, Pfd., 5.13%	465,332	12,159,125
Class M, Pfd., 5.25%	527,775	14,133,814
National Retail Properties, Inc., Series F, Pfd., 5.20%	736,752	18,588,253
Office Properties Income Trust, Pfd., 6.38%(b)	134,938	3,647,374
PS Business Parks, Inc.
Series Z, Pfd., 4.88%(b)	635,885	17,811,139
Series W, Pfd., 5.20%(b)	394,951	10,051,503
Series Y, Pfd., 5.20%	394,281	10,519,417
Series X, Pfd., 5.25%	479,331	12,702,271
Public Storage
Series N, Pfd., 3.88%(b)	628,830	16,349,580
Series O, Pfd., 3.90%(b)	374,140	9,746,347
Series Q, Pfd., 3.95%	280,000	7,019,600
Series P, Pfd., 4.00%	1,361,514	34,582,456
Series M, Pfd., 4.13%(b)	456,300	11,918,556
Series L, Pfd., 4.63%(b)	481,214	13,329,628
Series J, Pfd., 4.70%	30,217	848,191
Series K, Pfd., 4.75%(b)	375,156	10,448,095
Series I, Pfd., 4.88%(b)	355,306	9,976,992
Series E, Pfd., 4.90%(b)	1,317,665	33,442,338
Series G, Pfd., 5.05%(b)	1,015,603	26,883,011
Series F, Pfd., 5.15%(b)	619,328	16,269,747
Series H, Pfd., 5.60%(b)	544,327	15,252,043
QTS Realty Trust, Inc., Series A, Pfd., 7.13%	60,470	1,522,635
SITE Centers Corp., Series A, Pfd., 6.38%	283,361	7,390,055
SL Green Realty Corp., Series I, Pfd., 6.50%	465,890	12,397,333

	Shares	Value
Equity REITs-(continued)
Spirit Realty Capital, Inc., Series A, Pfd., 6.00%(b)	392,062	$10,436,690
Vornado Realty Trust
Series M, Pfd., 5.25%	699,415	18,555,480
Series N, Pfd., 5.25%	549,147	15,101,542
Series L, Pfd., 5.40%	468,292	12,241,153
Series K, Pfd., 5.70%	708,568	18,444,025

		523,891,619

Gas Utilities-0.34%
South Jersey Industries, Inc., Pfd., 5.63%	407,478	10,757,419
Spire, Inc., Series A, Pfd., 5.90%	515,207	14,245,474

		25,002,893

Independent Power and Renewable Electricity Producers-0.14%
Brookfield Renewable Partners L.P., Series 17, Pfd., 5.25% (Canada)	406,910	10,567,453

Insurance-15.52%
AEGON Funding Co. LLC, Pfd., 5.10% (Netherlands)	1,857,522	50,004,492
Allstate Corp. (The)
Series I, Pfd., 4.75%(b)	603,105	16,458,735
Pfd., 5.10%(b)(c)	1,006,241	27,168,507
Series H, Pfd., 5.10%	2,282,326	61,987,974
Series G, Pfd., 5.63%(b)	1,217,409	32,529,168
American Equity Investment Life Holding Co.
Series A, Pfd., 5.95%(b)(c)	793,737	21,819,830
Series B, Pfd., 6.63%(c)	432,126	11,995,818
American Financial Group, Inc.
Pfd., 4.50%(b)	433,288	11,781,101
Pfd., 5.13%(b)	438,010	11,782,469
Pfd., 5.63%(b)	196,573	5,531,564
Pfd., 5.88%(b)	87,846	2,424,550
American International Group, Inc., Series A, Pfd., 5.85%(b)	1,017,503	27,676,082
Arch Capital Group Ltd.
Series G, Pfd., 4.55%(b)	1,042,586	27,138,514
Series E, Pfd., 5.25%	961,789	24,304,408
Series F, Pfd., 5.45%	671,694	17,705,854
Argo Group International Holdings Ltd., Pfd., 7.00%(c)	229,043	6,282,650
Argo Group U.S., Inc., Pfd., 6.50%(b)	264,074	6,815,750
Aspen Insurance Holdings Ltd.
Pfd., 5.63% (Bermuda)	533,230	14,754,474
Pfd., 5.63% (Bermuda)(b)	520,000	13,977,600
Pfd., 5.95% (Bermuda)(c)	531,134	14,558,383
Assurant, Inc., Pfd., 5.25%	417,861	11,324,033
Assured Guaranty Municipal Holdings, Inc., Pfd., 6.25%(b)	424,117	10,781,054
Athene Holding Ltd.
Series D, Pfd., 4.88%(b)	1,126,602	29,370,514
Series B, Pfd., 5.63%	661,547	17,994,078
Series A, Pfd., 6.35%(c)	1,787,377	53,174,466
Series C, Pfd., 6.38%(b)(c)	1,180,839	33,547,636
AXIS Capital Holdings Ltd., Series E, Pfd., 5.50%	1,181,436	29,961,217

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Invesco Preferred ETF (PGX)–(continued)

August 31, 2021

	Shares	Value
Insurance-(continued)
Brighthouse Financial, Inc.
Series C, Pfd., 5.38%	1,077,602	$28,373,261
Pfd., 6.25%(b)	849,692	23,239,076
Series A, Pfd., 6.60%(b)	861,285	23,866,207
Series B, Pfd., 6.75%(b)	706,646	20,146,477
CNO Financial Group, Inc., Pfd., 5.13%	346,891	9,255,052
Enstar Group Ltd.
Series D, Pfd., 7.00%(c)	875,110	25,982,016
Series E, Pfd., 7.00%(b)	207,397	5,668,160
Globe Life, Inc., Pfd., 4.25%(b)	677,839	17,481,468
Hartford Financial Services Group, Inc. (The)
Series G, Pfd., 6.00%(b)	678,220	19,132,586
Pfd., 7.88%(c)	589,906	15,555,821
MetLife, Inc.
Series F, Pfd., 4.75%(b)	1,957,960	52,081,736
Series E, Pfd., 5.63%(b)	1,756,562	47,620,396
PartnerRe Ltd., Series J, Pfd., 4.88% (Bermuda)(b)	357,862	9,755,318
Prudential Financial, Inc.
Pfd., 4.13%(b)	991,314	25,823,730
Pfd., 5.63%(b)	1,223,332	33,482,597
Prudential PLC, Pfd., 6.50% (United Kingdom)(b)	1,137,103	30,042,261
Reinsurance Group of America, Inc.
Pfd., 5.75%(c)	825,631	23,728,635
Pfd., 6.20%(c)	821,597	21,681,945
RenaissanceRe Holdings Ltd.
Series G, Pfd., 4.20% (Bermuda)(b)	1,025,786	26,065,222
Series F, Pfd., 5.75% (Bermuda)	504,704	13,490,738
Selective Insurance Group, Inc., Series B, Pfd., 4.60%	433,849	11,280,074
SiriusPoint Ltd., Series B, Pfd., 8.00% (Bermuda)(c)	394,595	11,380,120
Unum Group, Pfd., 6.25%(b)	660,500	17,767,450
W R Berkley Corp., Pfd., 4.13%(b)	590,040	15,872,076
W.R. Berkley Corp.
Pfd., 4.25%(b)	355,880	9,537,584
Pfd., 5.10%	617,667	16,695,539
Pfd., 5.70%	369,319	9,953,147

		1,157,809,613

Internet & Direct Marketing Retail-1.42%
Qurate Retail, Inc., Pfd., 8.00%	620,544	67,018,752
QVC, Inc.
Pfd., 6.25%(b)	1,028,121	26,782,552
Pfd., 6.38%	452,733	11,766,531

		105,567,835

Leisure Products-0.44%
Brunswick Corp.
Pfd., 6.38%	457,281	13,718,430
Pfd., 6.50%(b)	363,545	11,117,206
Pfd., 6.63%	255,032	7,684,114

		32,519,750

Multi-Utilities-3.72%
Algonquin Power & Utilities Corp.
Series 19-A, Pfd., 6.20% (Canada)(c)	719,310	20,140,680
Pfd., 6.88% (Canada)(c)	610,014	16,781,485

	Shares	Value
Multi-Utilities-(continued)
Brookfield Infrastructure Partners L.P.
Series 14, Pfd., 5.00% (Canada)	487,107	$12,318,936
Series 13, Pfd., 5.13% (Canada)	352,997	9,100,263
CMS Energy Corp.
Series C, Pfd., 4.20%	470,200	11,919,570
Pfd., 5.63%(b)	435,695	11,624,343
Pfd., 5.88%(b)	567,313	15,391,202
Pfd., 5.88%	1,349,144	36,656,242
DTE Energy Co.
Series G, Pfd., 4.38%(b)	397,016	10,457,401
Series E, Investment Units, 5.25%	824,037	21,482,644
Series F, Investment Units, 6.00%(b)	853,609	21,715,813
Integrys Holding, Inc., Pfd., 6.00%(b)(c)	699,761	18,515,676
NiSource, Inc., Series B, Pfd., 6.50%(c)	1,043,377	28,818,073
Sempra Energy, Pfd., 5.75%(b)	1,552,458	42,770,218

		277,692,546

Oil, Gas & Consumable Fuels-2.13%
DCP Midstream L.P.
Series B, Pfd., 7.88%(c)	338,736	8,441,301
Series C, Pfd., 7.95%(c)	235,121	5,892,132
Enbridge, Inc., Series B, Pfd., 6.38% (Canada)(c)	1,204,509	32,666,284
Energy Transfer L.P.
Series C, Pfd., 7.38%(c)	988,388	24,531,790
Series E, Pfd., 7.60%(c)	1,607,961	40,424,140
Series D, Pfd., 7.63%(c)	892,799	22,480,679
NuStar Energy L.P.
Series B, Pfd., 7.63%(c)	734,536	16,123,065
Series C, Pfd., 9.00%(c)	347,120	8,646,759

		159,206,150

Real Estate Management & Development-0.63%
Brookfield Property Partners L.P.
Series A, Pfd., 5.75%	506,227	12,377,250
Series A-2, Pfd., 6.38%	645,915	16,632,311
Series A-1, Pfd., 6.50%	319,003	8,377,019
Brookfield Property Preferred L.P., Pfd., 6.25%(b)	366,788	9,470,466

		46,857,046

Thrifts & Mortgage Finance-0.62%
New York Community Bancorp, Inc., Series A, Pfd., 6.38%(b)(c)	1,059,706	31,049,386
Washington Federal, Inc., Series A, Pfd., 4.88%	577,038	15,089,544

		46,138,930

Trading Companies & Distributors-1.23%
Air Lease Corp., Series A, Pfd., 6.15%(c)	543,093	14,712,389
Fortress Transportation and Infrastructure Investors LLC
Series B, Pfd., 8.00%(c)	279,262	7,294,323
Series A, Pfd., 8.25%(c)	205,436	5,345,445
Series C, Pfd., 8.25%(c)	200,359	5,654,131

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco Preferred ETF (PGX)–(continued)

August 31, 2021

	Shares	Value
Trading Companies & Distributors-(continued)
Triton International Ltd.
Series E, Pfd., 5.75% (Bermuda)	200,000	$5,160,000
Pfd., 6.88% (Bermuda)	255,528	6,853,261
Pfd., 7.38% (Bermuda)(b)	375,379	10,169,017
Pfd., 8.00% (Bermuda)(b)	290,281	8,162,702
WESCO International, Inc., Series A, Pfd., 10.63%(c)	906,368	28,305,873

		91,657,141

Wireless Telecommunication Services-2.59%
Telephone & Data Systems, Inc.
Pfd., 5.88%(b)	569,694	14,481,621
Pfd., 6.63%	1,079,393	27,373,407
Series UU, Pfd., 6.63%(b)	768,122	20,731,613
Telephone and Data Systems, Inc., Series VV, Pfd., 6.00%	1,412,000	35,977,760
United States Cellular Corp.
Pfd., 5.50%(b)	1,020,218	26,729,712
Pfd., 5.50%(b)	956,482	24,954,615
Pfd., 6.25%	980,017	26,215,455
Pfd., 6.95%	650,438	16,488,603

		192,952,786

Total Preferred Stocks (Cost $7,219,385,111)		7,448,027,829

	Shares	Value
Money Market Funds-1.08%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $80,379,198)	80,379,198	$80,379,198

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-100.93%
(Cost $7,299,764,309)		7,528,407,027

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.29%
Invesco Private Government Fund, 0.02%(d)(e)(f)	49,524,522	49,524,522
Invesco Private Prime Fund, 0.11%(d)(e)(f)	121,751,179	121,799,880

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $171,324,401)		171,324,402

TOTAL INVESTMENTS IN SECURITIES-103.22% (Cost $7,471,088,710)		7,699,731,429
OTHER ASSETS LESS LIABILITIES-(3.22)%		(240,486,568)

NET ASSETS-100.00%		$7,459,244,861

Investment Abbreviations:
Pfd.	-Preferred
REIT	-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$1,295,856,478	$(1,215,477,280)	$-	$-	$80,379,198	$14,150

Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	67,211,371	(67,211,371)	-	-	-	471

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	46,761,620	322,340,187	(319,577,285)	-	-	49,524,522	8,153	*

Invesco Private Prime Fund	15,589,691	472,751,007	(366,547,388)	2	6,568	121,799,880	79,194	*

Total	$62,351,311	$2,158,159,043	$(1,968,813,324)	$2	$6,568	$251,703,600	$101,968

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Invesco Preferred ETF (PGX)–(continued)

August 31, 2021

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco Taxable Municipal Bond ETF (BAB)

August 31, 2021

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-96.60%
Alabama-0.86%
Auburn University, Series 2020 C, RB	2.53%	06/01/2040	$7,500	$7,459,999
Auburn University, Series 2020 C, RB	2.68%	06/01/2050	10,000	9,740,522
Birmingham (City of), AL Water Works Board, Series 2021, Ref. RB	2.51%	01/01/2036	1,000	1,026,106
Birmingham (City of), AL Water Works Board, Series 2021, Ref. RB	2.61%	01/01/2037	1,000	1,024,897
Birmingham (City of), AL Water Works Board, Series 2021, Ref. RB	2.71%	01/01/2038	1,000	1,023,320

				20,274,844

Alaska-0.01%
Alaska (State of) Municipal Bond Bank Authority, Series 2021 2, Ref. RB	3.03%	12/01/2041	250	258,077

Arizona-1.43%
Arizona (State of) Department of Transportation State Highway Fund Revenue, Series 2020, Ref. RB	2.46%	07/01/2030	2,560	2,764,202
Flagstaff (City of), AZ, Series 2020 A, COP	3.01%	05/01/2040	5,000	5,138,614
Maricopa (County of), AZ Industrial Development Authority (Honorhealth), Series 2021 B, RB	3.17%	09/01/2051	3,000	3,069,230
Scottsdale Municipal Property Corp., Series 2021 B, Ref. RB	1.23%	07/01/2028	5,000	4,962,772
Tucson (City of), AZ, Series 2010, RB	5.79%	07/01/2026	1,275	1,508,164
Tucson (City of), AZ, Series 2021 A, COP, (INS - AGM)(a)	0.24%	07/01/2022	2,000	1,999,366
Tucson (City of), AZ, Series 2021 A, COP, (INS - AGM)(a)	0.31%	07/01/2023	2,000	1,996,869
Tucson (City of), AZ, Series 2021 A, COP, (INS - AGM)(a)	0.46%	07/01/2024	2,000	1,988,828
Tucson (City of), AZ, Series 2021 A, COP, (INS - AGM)(a)	0.83%	07/01/2025	750	748,044
Tucson (City of), AZ, Series 2021 A, COP, (INS - AGM)(a)	1.31%	07/01/2027	1,000	999,528
Tucson (City of), AZ, Series 2021 A, COP, (INS - AGM)(a)	1.70%	07/01/2029	500	500,373
Tucson (City of), AZ, Series 2021 A, COP, (INS - AGM)(a)	1.93%	07/01/2031	2,000	2,000,263
Tucson (City of), AZ, Series 2021 A, COP, (INS - AGM)(a)	2.86%	07/01/2047	2,000	2,030,776
Yuma (City of), AZ, Series 2021, RB	2.63%	07/15/2038	4,000	4,117,992

				33,825,021

Arkansas-0.01%
University of Arkansas, Series 2021 B, RB	3.10%	12/01/2041	150	156,177

California-24.61%
Bay Area Toll Authority (San Francisco Bay Area), Series 2010 S-1, RB	7.04%	04/01/2050	3,605	6,514,292
Bay Area Toll Authority (San Francisco Bay Area), Series 2010 S-3, RB	6.91%	10/01/2050	3,025	5,504,456
California (State of), Series 2009 B, GO Bonds	6.51%	04/01/2039	14,890	14,957,843
California (State of), Series 2009, GO Bonds	7.50%	04/01/2034	11,460	18,103,348
California (State of), Series 2009, GO Bonds	7.55%	04/01/2039	18,860	32,468,820
California (State of), Series 2009, GO Bonds	7.30%	10/01/2039	14,160	22,945,912
California (State of), Series 2009, GO Bonds	7.35%	11/01/2039	8,505	13,868,045
California (State of), Series 2010, GO Bonds	5.70%	11/01/2021	7,500	7,569,012
California (State of), Series 2010, GO Bonds	7.63%	03/01/2040	4,500	7,691,968
California (State of), Series 2010, GO Bonds	7.60%	11/01/2040	7,500	13,316,640
California (State of), Series 2018, Ref. GO Bonds	4.50%	04/01/2033	9,850	11,674,703
California (State of) Department of Water Resources (Central Valley), Series 2020, Ref. RB	1.77%	12/01/2034	7,510	7,325,841
California (State of) Department of Water Resources (Central Valley), Series 2020, Ref. RB	1.79%	12/01/2035	5,325	5,134,256
California (State of) Earthquake Authority, Series 2020 B, RB	1.33%	07/01/2022	10,000	10,084,516
California (State of) Earthquake Authority, Series 2020 B, RB	1.48%	07/01/2023	7,500	7,643,720
California (State of) Health Facilities Financing Authority, Series 2020 B, Ref. RB	3.74%	06/01/2047	8,000	8,069,258
California (State of) Infrastructure & Economic Development Bank, Series 2020 A, Ref. RB	1.24%	10/01/2027	1,000	1,005,817
California (State of) Infrastructure & Economic Development Bank, Series 2020 A, Ref. RB	1.47%	10/01/2028	1,000	1,010,806
California (State of) Infrastructure & Economic Development Bank, Series 2020 A, Ref. RB	1.60%	10/01/2029	1,000	1,012,427
California (State of) Infrastructure & Economic Development Bank, Series 2020 A, Ref. RB	1.69%	10/01/2030	1,000	1,013,235
California (State of) Infrastructure & Economic Development Bank, Series 2020 A, Ref. RB	1.84%	10/01/2031	1,000	1,016,970
California (State of) Infrastructure & Economic Development Bank, Series 2020 A, Ref. RB	2.72%	10/01/2040	1,000	1,013,866
California (State of) Infrastructure & Economic Development Bank, Series 2020 A, Ref. RB	2.79%	10/01/2043	1,500	1,516,399

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Infrastructure & Economic Development Bank (UCSF Neurosciences Building 19A), Series 2010 A, RB	6.49%	05/15/2049	$1,000	$1,524,572
California (State of) Municipal Finance Authority, Series 2020, RB	2.52%	10/01/2035	4,950	4,874,713
California (State of) Public Works Board (California State University), Series 2010 B-2, RB	7.80%	03/01/2035	800	1,178,368
California (State of) Statewide Communities Development Authority (Green Bonds), Series 2021, Ref. RB	2.68%	02/01/2039	1,850	1,887,663
California (State of) Statewide Communities Development Authority (Marin General Hospital), Series 2018 B, RB	4.82%	08/01/2045	2,000	2,194,074
California State University, Series 2010 B, RB	6.48%	11/01/2041	900	1,339,423
California State University, Series 2020 B, Ref. RB	2.98%	11/01/2051	5,000	5,210,899
California State University, Series 2021 B, Ref. RB	2.80%	11/01/2041	10,000	10,072,426
California State University, Series 2021 B, Ref. RB	2.72%	11/01/2052	5,000	4,968,449
Carson (City of), CA (Carson Pension Obligation), Series 2020, RB	3.70%	01/15/2044	3,000	3,156,960
Chula Vista (City of), CA, Series 2021, RB, (INS - BAM)(a)	2.71%	06/01/2041	10,000	10,022,106
Chula Vista (City of), CA, Series 2021, RB, (INS - BAM)(a)	2.81%	06/01/2045	10,000	10,011,459
Downey (City of), CA, Series 2021, RB	2.85%	06/01/2040	750	754,316
Downey (City of), CA, Series 2021, RB	3.00%	06/01/2044	550	548,686
East Bay Municipal Utility District Wastewater System Revenue, Series 2010, RB	5.03%	06/01/2032	3,000	3,838,718
East Bay Municipal Utility District Water System Revenue, Series 2010, RB	5.87%	06/01/2040	3,000	4,440,339
El Monte (City of), CA, Series 2020, RB, (INS - AGM)(a)	3.92%	08/01/2050	10,000	10,770,318
El Segundo (City of), CA, Series 2021, RB	3.06%	07/01/2040	1,500	1,533,194
Fresno (City of), CA, Series 2010 A2, Ref. RB	6.50%	06/01/2030	2,000	2,550,897
Golden State Tobacco Securitization Corp., Series 2021, Ref. RB	3.12%	06/01/2038	5,000	5,166,297
Hayward Unified School District, Series 2020, Ref. GO Bonds, (INS - AGM)(a)	2.87%	08/01/2040	4,000	4,137,296
Hesperia Unified School District, Series 2020, Ref. COP, (INS - AGM)(a)	3.05%	02/01/2041	3,000	3,096,115
Huntington Beach (City of), CA, Series 2021, Ref. RB	0.38%	06/15/2023	500	500,562
Huntington Beach (City of), CA, Series 2021, Ref. RB	0.62%	06/15/2024	1,500	1,502,782
Huntington Beach (City of), CA, Series 2021, Ref. RB	1.07%	06/15/2025	2,000	2,022,948
Inglewood (City of), CA, Series 2020, RB, (INS - AGM)(a)	3.92%	09/01/2050	6,000	6,493,390
Jurupa Community Services District, Series 2010 B, COP	6.35%	09/01/2025	1,030	1,241,505
Jurupa Community Services District, Series 2010 B, COP	6.50%	09/01/2026	1,070	1,339,620
Jurupa Community Services District, Series 2010 B, COP	6.60%	09/01/2027	1,125	1,455,491
Jurupa Community Services District, Series 2010 B, COP	6.70%	09/01/2028	1,170	1,560,009
Jurupa Community Services District, Series 2010 B, COP	7.19%	09/01/2040	2,000	3,229,980
Long Beach (City of), CA, Series 2009 C, RB	7.77%	06/01/2039	250	251,325
Los Angeles (City of), CA Department of Water & Power, Series 2009 C, RB	5.38%	07/01/2024	500	567,012
Los Angeles (City of), CA Department of Water & Power, Series 2009 C, RB	6.01%	07/01/2039	2,270	3,075,287
Los Angeles (City of), CA Department of Water & Power, Series 2010, RB	6.57%	07/01/2045	6,000	9,947,900
Los Angeles (City of), CA Department of Water & Power, Series 2010, RB	6.60%	07/01/2050	1,715	2,989,909
Los Angeles Community College District, Series 2010, GO Bonds	6.60%	08/01/2042	3,000	4,903,145
Los Angeles Community College District, Series 2020, Ref. GO Bonds	1.81%	08/01/2030	5,000	5,089,570
Los Angeles Community College District, Series 2020, Ref. GO Bonds	2.83%	08/01/2039	3,500	3,640,783
Los Angeles Unified School District, Series 2010 J-05, GO Bonds	5.98%	05/01/2027	500	620,968
Montebello (City of), CA, Series 2020, RB, (INS - AGM)(a)	4.06%	06/01/2039	6,000	6,559,105
Montebello (City of), CA, Series 2020, RB, (INS - AGM)(a)	4.26%	06/01/2045	3,000	3,246,777
Monterey Park (City of), CA, Series 2021 A, RB	3.02%	06/01/2043	2,500	2,558,670
Municipal Improvement Corp. of Los Angeles, Series 2021 A, Ref. RB	0.42%	11/01/2023	1,000	995,074
Municipal Improvement Corp. of Los Angeles, Series 2021 A, Ref. RB	0.68%	11/01/2024	1,000	994,246
Municipal Improvement Corp. of Los Angeles, Series 2021 A, Ref. RB	0.95%	11/01/2025	1,000	995,273
Napa Valley Unified School District, Series 2010 B, GO Bonds	6.51%	08/01/2043	3,000	4,656,072
Northern California Power Agency, Series 2010, RB	7.31%	06/01/2040	1,000	1,510,530
Oakland (Port of), CA, Series 2020 R, Ref. RB	0.82%	05/01/2023	715	719,902
Oakland (Port of), CA, Series 2020 R, Ref. RB	1.08%	05/01/2024	625	631,720
Oakland (Port of), CA, Series 2020 R, Ref. RB	1.18%	05/01/2025	600	606,001
Oakland (Port of), CA, Series 2020 R, Ref. RB	1.52%	05/01/2026	600	611,376
Oakland (Port of), CA, Series 2020 R, Ref. RB	1.67%	05/01/2027	875	893,058
Oakland (Port of), CA, Series 2020 R, Ref. RB	1.95%	05/01/2028	700	720,664
Oakland (Port of), CA, Series 2020 R, Ref. RB	2.05%	05/01/2029	1,000	1,031,037

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Oakland (Port of), CA, Series 2020 R, Ref. RB	2.10%	05/01/2030	$500	$515,440
Oakland (Port of), CA, Series 2020 R, Ref. RB	2.20%	05/01/2031	375	388,166
Oakland (Port of), CA, Series 2020 R, Ref. RB	2.30%	05/01/2032	850	883,703
Oxnard School District, Series 2020, Ref. GO Bonds, (INS - BAM)(a)	2.63%	08/01/2041	5,000	5,032,637
Paramount Unified School District, Series 2020, Ref. GO Bonds, (INS - BAM)(a)	3.27%	08/01/2051	5,000	5,171,880
Pasadena (City of), CA, Series 2020 A, Ref. RB	3.24%	05/01/2045	5,000	5,178,457
Pomona (City of), CA, Series 2020 BJ, RB	3.72%	08/01/2040	3,250	3,478,811
Pomona (City of), CA, Series 2020 BJ, RB	3.82%	08/01/2046	1,500	1,591,721
Rancho Santiago Community College District, Series 2020 A-1, Ref. GO Bonds	0.96%	09/01/2026	5,500	5,489,297
Rancho Water District Financing Authority, Series 2021 A, Ref. RB	2.60%	08/01/2040	850	863,073
Rancho Water District Financing Authority, Series 2021 A, Ref. RB	2.70%	08/01/2046	1,475	1,488,072
Regents of the University of California Medical Center, Series 2009 F, RB	6.46%	05/15/2029	475	591,046
Regents of the University of California Medical Center, Series 2009 F, RB	6.58%	05/15/2049	5,335	8,263,537
Riverside (City of), CA, Series 2009 B, RB	6.35%	10/01/2039	500	753,586
Riverside (City of), CA (Riverside Pension Obligation), Series 2020 A, RB	3.86%	06/01/2045	2,000	2,193,661
San Bernardino Community College District, Series 2021, Ref. GO Bonds	2.69%	08/01/2041	1,000	1,003,582
San Bernardino Community College District, Series 2021, Ref. GO Bonds	2.79%	08/01/2045	1,000	1,002,872
San Bernardino Community College District, Series 2021, Ref. GO Bonds	2.86%	08/01/2049	1,000	1,003,661
San Diego (City of), CA Public Facilities Financing Authority, Series 2018 A, Ref. RB	4.23%	10/15/2038	2,000	2,249,090
San Diego (County of), CA Water Authority (Green Bonds), Series 2020 A, Ref. RB	0.59%	05/01/2024	2,000	2,006,345
San Diego (County of), CA Water Authority (Green Bonds), Series 2020 A, Ref. RB	0.74%	05/01/2025	2,000	2,002,901
San Francisco (City & County of), CA, Series 2020 C, GO Bonds	2.83%	06/15/2050	1,325	1,357,748
San Francisco (City & County of), CA, Series 2020 C, GO Bonds	3.08%	06/15/2060	1,000	1,040,755
San Francisco (City & County of), CA (525 Golden Gate Avenue - San Francisco Public Utilities Commission Office), Series 2009 D, COP	6.49%	11/01/2041	3,000	4,437,816
San Francisco (City & County of), CA (Clean & Safe Neighborhood Parks), Series 2010 D, GO Bonds	6.26%	06/15/2030	3,850	5,223,930
San Francisco (City & County of), CA (San Francisco General Hospital), Series 2010 C, GO Bonds	6.26%	06/15/2030	1,500	2,035,297
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2021 C, Ref. RB	3.35%	05/01/2051	2,000	2,089,444
San Francisco (City of), CA Municipal Transportation Agency, Series 2021 A, Ref. RB	2.80%	03/01/2044	500	505,735
San Francisco (City of), CA Public Utilities Commission, Series 2010 B, RB	6.00%	11/01/2040	2,245	3,161,604
San Francisco (City of), CA Public Utilities Commission, Series 2010, RB	5.70%	11/01/2027	3,000	3,789,766
San Francisco (City of), CA Public Utilities Commission, Series 2010, RB	6.00%	11/01/2040	2,480	3,507,855
San Francisco (City of), CA Public Utilities Commission, Series 2010, RB	6.95%	11/01/2050	4,600	7,875,195
San Francisco Community College District, Series 2020 A1, GO Bonds	3.17%	06/15/2041	4,000	4,214,953
San Francisco Community College District, Series 2020, Ref. GO Bonds	2.80%	08/01/2044	1,700	1,716,272
San Jose (City of), CA Financing Authority (Ice Centre), Series 2020 B, RB	3.42%	06/01/2041	3,850	4,045,634
San Jose (City of), CA Successor Agency to the Redevelopment Agency, Series 2017 A, Ref. RB	3.08%	08/01/2025	2,000	2,181,627
San Jose Unified School District, Series 2021, Ref. GO Bonds	2.31%	08/01/2039	7,000	7,101,563
San Luis Unit/Westlands Water District Financing Authority, Series 2020 A, RB, (INS - AGM)(a)	3.74%	09/01/2050	2,500	2,670,758
Santa Ana (City of), CA, Series 2021 A, RB(b)	3.10%	08/01/2044	1,500	1,522,471
Santa Clara Valley Transportation Authority, Series 2010, RB	5.88%	04/01/2032	1,025	1,288,705
Santa Clara Valley Water District, Series 2016 B, Ref. RB	4.35%	06/01/2046	3,000	3,339,539
Santa Monica Community College District, Series 2020, Ref. GO Bonds	2.70%	08/01/2040	1,230	1,252,184
Southern California Public Power Authority, Series 2010, RB	5.92%	07/01/2035	2,000	2,741,538
Tulare (County of), CA, Series 2018, RB	4.45%	06/01/2037	2,000	2,246,846
University of California, Series 2010 F, RB	5.95%	05/15/2045	8,745	12,525,610
University of California, Series 2015 AQ, RB	4.77%	05/15/2115	1,577	2,294,831
University of California, Series 2015 J, Ref. RB	4.13%	05/15/2045	10,000	11,984,988
University of California, Series 2016 AS, Ref. RB	3.55%	05/15/2039	1,500	1,746,657
University of California, Series 2019 BD, RB	3.35%	07/01/2029	15,000	17,075,353
University of California, Series 2020 BG, RB	0.88%	05/15/2025	10,000	10,119,039
University of California, Series 2020 BG, RB	1.32%	05/15/2027	16,110	16,292,312
University of California, Series 2020 BG, RB	1.61%	05/15/2030	7,500	7,492,410
University of California, Series 2021 BI, Ref. RB	0.87%	05/15/2026	1,000	996,064
University of California, Series 2021 BI, Ref. RB	1.27%	05/15/2027	1,000	1,007,005
University of California, Series 2021 BI, Ref. RB	1.37%	05/15/2028	1,000	1,003,474

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
University of California, Series 2021 BI, Ref. RB	1.70%	05/15/2029	$1,000	$1,017,903
University of California, Series 2021 BI, Ref. RB	1.90%	05/15/2030	1,000	1,021,865
University of California, Series 2021 BI, Ref. RB	2.00%	05/15/2031	1,000	1,018,027
University of California, Series 2021 BI, Ref. RB	2.05%	05/15/2032	1,000	1,013,048
University of California, Series 2021 BI, Ref. RB	2.15%	05/15/2033	1,000	1,012,258
University of California, Series 2021 BI, Ref. RB	2.25%	05/15/2034	1,000	1,013,075
University of California, Series 2021 BI, Ref. RB	2.35%	05/15/2035	1,000	1,013,831
University of California, Series 2021 BI, Ref. RB	2.45%	05/15/2036	1,000	1,015,491

				582,063,143

Colorado-1.04%
Aurora (City of), CO (Green Bonds), Series 2021 B, Ref. RB(b)	2.72%	08/01/2046	1,925	1,926,984
Board of Governors of Colorado State University System, Series 2010 B, RB, (CEP - Colorado Higher Education Intercept Program)	5.96%	03/01/2033	1,000	1,293,391
Colorado (State of) Health Facilities Authority (Sanford Health), Series 2019 B, Ref. RB	3.70%	11/01/2039	1,200	1,352,115
Colorado Mesa University, Series 2009 B, RB, (CEP - Colorado Higher Education Intercept Program)	5.80%	05/15/2040	1,215	1,691,052
Denver (City & County of), CO, Series 2016 B, Ref. RB	3.82%	08/01/2032	1,000	1,105,848
Denver (City & County of), CO, Series 2020 C, Ref. RB	2.52%	11/15/2032	2,000	2,109,249
Denver (City & County of), CO, Series 2020 C, Ref. RB	2.62%	11/15/2033	1,500	1,581,648
Denver City & County School District No. 1, Series 2009 C, GO Bonds	5.66%	12/01/2033	500	669,231
Regional Transportation District, Series 2010 B, RB	5.84%	11/01/2050	5,025	8,173,811
Regional Transportation District, Series 2010, COP	7.67%	06/01/2040	3,000	4,801,296

				24,704,625

Connecticut-1.17%
Connecticut (State of), Series 2021 A, GO Bonds	0.31%	06/01/2023	315	315,045
Connecticut (State of), Series 2021 A, GO Bonds	0.51%	06/01/2024	500	499,958
Connecticut (State of), Series 2021 A, GO Bonds	0.92%	06/01/2025	250	251,887
Connecticut (State of), Series 2021 A, GO Bonds	1.12%	06/01/2026	400	404,262
Connecticut (State of), Series 2021 A, GO Bonds	1.50%	06/01/2027	350	356,461
Connecticut (State of), Series 2021 A, GO Bonds	1.65%	06/01/2028	450	457,843
Connecticut (State of), Series 2021 A, GO Bonds	1.89%	06/01/2029	440	451,383
Connecticut (State of), Series 2021 A, GO Bonds	1.99%	06/01/2030	650	668,504
Connecticut (State of), Series 2021 A, GO Bonds	2.09%	06/01/2031	850	873,783
Connecticut (State of) Health & Educational Facilities Authority (Stamford Hospital), Series 2021 L-2, RB	3.54%	07/01/2051	2,660	2,762,118
Metropolitan District (The) (Clean Water), Series 2020, Ref. RB	2.56%	04/01/2039	6,000	6,165,835
New Britain (City of), CT, Series 2018, Ref. GO Bonds, (INS - BAM)(a)	4.35%	03/01/2039	4,835	5,426,182
New Britain (City of), CT, Series 2020 B, Ref. GO Bonds, (INS - AGM)(a)	3.25%	09/01/2042	4,000	4,215,156
South Central Connecticut Regional Water Authority, Series 2010 A, RB	6.24%	08/01/2030	2,000	2,480,821
South Central Connecticut Regional Water Authority, Series 2010 A, RB	6.39%	08/01/2040	1,645	2,408,788

				27,738,026

Delaware-0.31%
University of Delaware, Series 2018, RB	4.07%	11/01/2050	5,770	7,357,214

District of Columbia-0.40%
District of Columbia, Series 2010 F, RB	4.91%	12/01/2023	4,500	4,951,825
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement), Series 2009, RB	7.46%	10/01/2046	2,480	4,408,204

				9,360,029

Florida-4.02%
Deltona (City of), FL, Series 2021, Ref. RB, (INS - BAM)(a)	2.84%	10/01/2050	3,000	3,034,165
Escambia (County of), FL Health Facilities Authority, Series 2020, Ref. RB, (INS - AGM)(a)	3.61%	08/15/2040	5,750	6,202,268
Fort Lauderdale (City of), FL, Series 2020, Ref. RB	0.75%	01/01/2024	22,600	22,739,779
Gainesville (City of), FL, Series 2020, RB	3.05%	10/01/2040	17,000	17,577,606
JEA Electric System, Series 2009 F, RB	6.41%	10/01/2034	500	661,321
JEA Water & Sewer System, Series 2010 A, RB	6.21%	10/01/2033	1,250	1,665,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Lee Memorial Health System, Series 2010 A, RB	7.28%	04/01/2027	$2,500	$3,156,264
Miami-Dade (County of), FL, Series 2016 B, Ref. RB	2.22%	10/01/2022	465	473,552
Miami-Dade (County of), FL, Series 2019 B, Ref. RB	3.14%	10/01/2027	5,000	5,465,534
Miami-Dade (County of), FL, Series 2019 B, Ref. RB	3.18%	10/01/2028	3,600	3,953,880
Miami-Dade (County of), FL, Series 2019 B, Ref. RB	3.28%	10/01/2029	2,700	2,989,113
Miami-Dade (County of), FL, Series 2020 B, RB	0.38%	04/01/2023	2,000	1,994,671
Miami-Dade (County of), FL, Series 2020 B, Ref. RB	1.23%	10/01/2025	1,500	1,506,000
Miami-Dade (County of), FL, Series 2020 B, Ref. RB	3.27%	10/01/2041	2,250	2,348,936
Miami-Dade (County of), FL, Series 2021 B, Ref. RB	2.29%	10/01/2031	500	508,309
Miami-Dade (County of), FL, Series 2021 B, Ref. RB	2.44%	10/01/2032	500	507,978
Miami-Dade (County of), FL, Series 2021 B, Ref. RB	2.54%	10/01/2033	500	507,571
Miami-Dade (County of), FL, Series 2021 B, Ref. RB	2.74%	10/01/2036	1,000	1,013,328
Miami-Dade (County of), FL, Series 2021 B, Ref. RB	2.79%	10/01/2037	500	505,951
Miami-Dade (County of), FL Transit System, Series 2010 B, RB	5.53%	07/01/2032	2,500	3,114,493
Reedy Creek Improvement District, Series 2020 A, Ref. GO Bonds	2.73%	06/01/2038	2,500	2,623,538
St. Johns (County of), FL Industrial Development Authority (Flagler Health), Series 2020 A, Ref. RB, (INS - AGM)(a)	3.80%	10/01/2050	8,975	9,529,675
St. Johns (County of), FL Industrial Development Authority (Flagler Health), Series 2020 B, Ref. RB, (INS - AGM)(a)	2.54%	10/01/2030	2,000	2,079,736
State Board of Administration Finance Corp., Series 2020 A, RB	2.15%	07/01/2030	1,000	1,026,767

				95,185,505

Georgia-1.60%
Atlanta (City of), GA, Series 2020, Ref. RB	2.26%	11/01/2035	4,000	4,083,684
Fulton (County of), GA Development Authority (Georgia Tech Foundation), Series 2019, Ref. RB	3.13%	11/01/2049	8,500	9,051,096
Georgia (State of) Municipal Electric Authority, Series 2010, RB	7.06%	04/01/2057	9,661	14,535,762
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2010 A, RB	6.66%	04/01/2057	6,495	10,154,000

				37,824,542

Hawaii-2.56%
Hawaii (State of), Series 2010, GO Bonds	5.53%	02/01/2030	1,000	1,315,807
Hawaii (State of), Series 2017 A, RB	3.89%	07/01/2037	1,250	1,345,126
Hawaii (State of), Series 2020 E, Ref. RB	2.23%	07/01/2029	2,200	2,271,766
Hawaii (State of), Series 2020 FZ, GO Bonds	0.89%	08/01/2026	6,910	6,920,413
Hawaii (State of), Series 2020 FZ, GO Bonds	2.00%	08/01/2027	5,000	5,263,091
Hawaii (State of), Series 2020 FZ, GO Bonds	1.60%	08/01/2031	3,000	2,983,592
Hawaii (State of), Series 2020 FZ, GO Bonds	1.70%	08/01/2032	5,000	4,967,310
Hawaii (State of), Series 2020 FZ, GO Bonds	1.87%	08/01/2033	8,000	8,009,942
Hawaii (State of), Series 2020 FZ, GO Bonds	1.98%	08/01/2034	6,000	6,002,407
Hawaii (State of), Series 2020 FZ, GO Bonds	2.07%	08/01/2035	15,000	14,971,746
Hawaii (State of), Series 2020 GB, GO Bonds	0.85%	10/01/2025	2,000	2,012,338
Honolulu (City & County of), HI, Series 2020 A, Ref. RB	0.30%	07/01/2023	200	199,989
Honolulu (City & County of), HI, Series 2020 A, Ref. RB	0.55%	07/01/2024	100	100,046
Honolulu (City & County of), HI, Series 2020 A, Ref. RB	1.47%	07/01/2030	500	495,836
Honolulu (City & County of), HI, Series 2020 A, Ref. RB	1.62%	07/01/2031	1,000	999,322
Kauai (County of), HI, Series 2010 A, GO Bonds	5.76%	08/01/2033	2,000	2,825,511

				60,684,242

Idaho-0.03%
Idaho (State of) Housing & Finance Association, Series 2010 A-2, RB	6.35%	07/15/2028	595	744,923

Illinois-5.66%
Chicago (City of), IL, Series 2009 C, GO Bonds	6.21%	01/01/2036	8,280	10,741,524
Chicago (City of), IL, Series 2009 D, GO Bonds	6.26%	01/01/2040	2,000	2,677,634
Chicago (City of), IL, Series 2010 B, GO Bonds	7.52%	01/01/2040	2,000	2,983,665
Chicago (City of), IL, Series 2010 B, Ref. GO Bonds	6.21%	01/01/2032	4,515	5,610,716
Chicago (City of), IL, Series 2011 C1, GO Bonds	7.78%	01/01/2035	1,665	2,381,985
Chicago (City of), IL, Series 2015 B, GO Bonds	7.38%	01/01/2033	2,170	2,909,684
Chicago (City of), IL (O’Hare International Airport), Series 2010 B, RB	6.40%	01/01/2040	5,750	8,798,306
Chicago (City of), IL (O’Hare International Airport), Series 2018 C, RB	4.47%	01/01/2049	10,000	13,187,667

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Chicago (City of), IL (O’Hare International Airport), Series 2018 C, RB	4.57%	01/01/2054	$9,580	$13,193,430
Chicago (City of), IL Board of Education, Series 2009 E, GO Bonds	6.14%	12/01/2039	8,700	10,774,183
Chicago (City of), IL Transit Authority, Series 2020 B, Ref. RB	3.60%	12/01/2035	10,000	11,390,109
Chicago (City of), IL Transit Authority, Series 2020 B, Ref. RB	3.91%	12/01/2040	3,000	3,527,534
Chicago O’Hare International Airport, Series 2020 D, Ref. RB	0.96%	01/01/2023	1,000	1,007,113
Chicago O’Hare International Airport, Series 2020 D, Ref. RB	1.37%	01/01/2025	1,945	1,976,042
Chicago O’Hare International Airport, Series 2020 D, Ref. RB	1.70%	01/01/2026	4,865	4,986,338
Chicago O’Hare International Airport, Series 2020 D, Ref. RB	2.35%	01/01/2030	3,000	3,109,298
Chicago O’Hare International Airport, Series 2020 D, Ref. RB	2.45%	01/01/2031	2,000	2,076,677
Chicago O’Hare International Airport, Series 2020 D, Ref. RB	2.55%	01/01/2032	2,000	2,079,017
Illinois (State of), Series 2010 2, GO Bonds	6.90%	03/01/2035	9,300	12,854,789
Illinois (State of), Series 2010, GO Bonds	6.75%	03/01/2028	1,815	2,270,192
Illinois (State of) Finance Authority (OSF Healthcare System), Series 2020, Ref. RB	3.51%	05/15/2041	5,000	5,230,281
Itasca (Village of), IL, Series 2009 A, GO Bonds	6.10%	02/01/2034	200	200,683
Itasca (Village of), IL, Series 2009 A, GO Bonds	6.20%	02/01/2039	320	321,057
Northern Illinois Municipal Power Agency, Series 2010, RB	7.62%	01/01/2030	210	263,865
Sales Tax Securitization Corp., Series 2020 B, Ref. RB	2.96%	01/01/2032	2,500	2,688,840
Sales Tax Securitization Corp., Series 2020 B, Ref. RB, (INS - BAM)(a)	3.41%	01/01/2043	6,000	6,597,364

				133,837,993

Indiana-0.23%
Indianapolis (State of) Local Public Improvement Bond Bank (The), Series 2010 A-2, RB	5.85%	01/15/2030	1,000	1,223,822
Indianapolis (State of) Local Public Improvement Bond Bank (The), Series 2010 B-2, RB	5.97%	01/15/2030	3,500	4,232,682

				5,456,504

Kansas-0.15%
Kansas (State of) Department of Transportation, Series 2010, RB	4.60%	09/01/2035	1,560	1,962,313
Kansas (State of) Development Finance Authority, Series 2021 K, RB, (INS - BAM)(a)	2.77%	05/01/2051	1,500	1,502,806

				3,465,119

Kentucky-0.06%
Kenton (County of), KY Airport Board, Series 2019, RB	4.69%	01/01/2049	1,000	1,097,535
Louisville and Jefferson (County of), KY Metropolitan Government, Series 2009, GO Bonds	5.45%	11/15/2027	200	246,951

				1,344,486

Louisiana-1.94%
Louisiana (State of), Series 2020 A-2, Ref. RB	2.23%	05/01/2036	2,000	2,011,061
Louisiana (State of), Series 2020 A-2, Ref. RB	2.53%	05/01/2041	3,000	3,018,974
Louisiana (State of), Series 2020 C-1, Ref. GO Bonds	1.86%	06/01/2032	3,000	3,059,542
Louisiana (State of) Energy & Power Authority (Unit No. 1), Series 2021 A, Ref. RB, (INS - AGM)(a)(b)	3.17%	06/01/2040	1,500	1,518,274
Louisiana (State of) Energy & Power Authority (Unit No. 1), Series 2021 A, Ref. RB, (INS - AGM)(a)(b)	3.25%	06/01/2044	1,000	1,007,933
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority, Series 2020, Ref. RB, (INS - AGM)(a)	2.59%	02/01/2043	9,225	9,010,409
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority, Series 2020, Ref. RB, (INS - AGM)(a)	2.64%	02/01/2048	9,000	8,704,497
Louisiana (State of) Public Facilities Authority (LA Children’s Medical Center), Series 2020, RB, (INS - AGM)(a)	2.28%	06/01/2030	10,000	10,274,443
Louisiana (State of) Transportation Authority, Series 2021 A, Ref. RB	3.08%	08/15/2043	1,000	1,012,730
New Orleans (City of), LA, Series 2021, Ref. RB, (INS - AGM)(a)	2.84%	06/01/2041	1,400	1,419,093
New Orleans (City of), LA, Series 2021, Ref. RB, (INS - AGM)(a)	2.89%	12/01/2041	1,500	1,529,877
New Orleans (City of), LA, Series 2021, Ref. RB, (INS - AGM)(a)	2.94%	06/01/2045	870	875,699
New Orleans (City of), LA, Series 2021, Ref. RB, (INS - AGM)(a)	2.99%	12/01/2045	850	860,805
Tangipahoa (Parish of), LA Hospital Service District No. 1, Series 2009, RB, (INS - AGC)(a)	7.20%	02/01/2042	1,500	1,556,999

				45,860,336

Maine-0.05%
Maine (State of) Health & Higher Educational Facilities Authority, Series 2021 B, Ref. RB, (INS - AGM)(a)	3.12%	07/01/2043	1,000	1,075,499

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland-0.77%
Baltimore (City of), MD (Wastewater), Series 2020 A, Ref. RB	0.70%	07/01/2024	$1,125	$1,128,357
Baltimore (City of), MD (Wastewater), Series 2020 A, Ref. RB	0.85%	07/01/2025	1,000	1,001,189
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	0.70%	07/01/2024	1,000	1,002,984
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	0.85%	07/01/2025	1,500	1,501,784
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	1.14%	07/01/2026	760	764,316
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	1.34%	07/01/2027	1,000	1,006,879
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	1.58%	07/01/2028	605	611,697
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	2.81%	07/01/2040	1,000	1,018,861
Baltimore (City of), MD (Water), Series 2020 B, Ref. RB	2.86%	07/01/2043	1,345	1,355,352
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	0.36%	08/01/2023	500	500,676
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	0.53%	08/01/2024	500	499,707
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	0.81%	08/01/2025	500	499,756
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	0.91%	08/01/2026	715	710,026
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	1.25%	08/01/2027	1,000	999,083
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	1.30%	08/01/2028	1,000	987,412
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	1.64%	08/01/2029	1,000	998,300
Maryland (State of) Department of Transportation, Series 2021 A, Ref. RB	1.69%	08/01/2030	500	495,753
Maryland (State of) Transportation Authority, Series 2010 B, RB	5.60%	07/01/2030	1,200	1,514,501
Maryland Economic Development Corp. (Seagirt Marine Terminal), Series 2019, RB	4.75%	06/01/2042	1,500	1,602,066

				18,198,699

Massachusetts-3.87%
Massachusetts (Commonwealth of), Series 2010 A, GO Bonds	4.48%	05/01/2024	4,300	4,759,182
Massachusetts (Commonwealth of), Series 2010 A, GO Bonds	4.91%	05/01/2029	7,765	9,615,507
Massachusetts (Commonwealth of), Series 2010 D, GO Bonds	4.50%	08/01/2031	2,000	2,479,914
Massachusetts (Commonwealth of), Series 2020 C, Ref. GO Bonds	0.39%	07/01/2022	4,000	4,008,258
Massachusetts (Commonwealth of), Series 2020 C, Ref. GO Bonds	0.51%	07/01/2023	2,000	2,009,605
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds	0.28%	11/01/2022	21,135	21,164,824
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds	0.70%	11/01/2025	2,000	1,996,862
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds	0.99%	11/01/2026	1,000	1,002,591
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds	1.14%	11/01/2027	3,000	3,003,032
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds	1.37%	11/01/2028	2,500	2,519,537
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds	1.67%	11/01/2031	2,000	2,025,772
Massachusetts (Commonwealth of), Series 2020 E, Ref. GO Bonds	1.87%	11/01/2033	2,000	2,022,797
Massachusetts (Commonwealth of) (Green Bonds), Series 2016 F, GO Bonds	3.28%	06/01/2046	1,500	1,703,391
Massachusetts (State of) Bay Transportation Authority, Series 2010, RB	5.87%	07/01/2040	2,000	2,879,096
Massachusetts (State of) Clean Water Trust (The), Series 2010, RB	5.19%	08/01/2040	1,110	1,310,109
Massachusetts (State of) College Building Authority, Series 2009 C, RB	5.83%	05/01/2030	5,000	6,358,549
Massachusetts (State of) Development Finance Agency (Wellforce, Inc.), Series 2020 D, RB, (INS - AGM)(a)	3.52%	10/01/2046	5,000	5,231,456
Massachusetts (State of) Port Authority, Series 2021 C, Ref. RB	2.72%	07/01/2042	1,200	1,207,933
Massachusetts (State of) Port Authority, Series 2021 C, Ref. RB	2.87%	07/01/2051	525	534,759
Massachusetts (State of) School Building Authority, Series 2009, RB	5.72%	08/15/2039	450	634,940
Massachusetts (State of) School Building Authority, Series 2020 B, Ref. RB	0.40%	08/15/2022	13,285	13,314,988
University of Massachusetts Building Authority, Series 2010 2, RB	4.55%	11/01/2025	1,500	1,725,682

				91,508,784

Michigan-1.20%
Great Lakes Water Authority, Series 2020 B, Ref. RB, (INS - AGM)(a)	2.62%	07/01/2036	8,800	9,237,745
Macomb (County of), MI, Series 2020, Ref. GO Bonds	1.67%	11/01/2029	3,000	3,018,257
Michigan (State of) Building Authority, Series 2020, Ref. RB	2.71%	10/15/2040	4,000	4,012,649
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	0.54%	09/01/2023	1,000	1,003,182
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	0.80%	09/01/2024	500	502,417
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	1.12%	09/01/2025	250	252,275
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	1.27%	09/01/2026	500	504,122
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	1.53%	09/01/2027	500	503,534
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	1.68%	09/01/2028	1,000	1,004,628
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	1.88%	09/01/2029	500	504,534
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	2.03%	09/01/2030	1,000	1,010,996

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan-(continued)
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	2.13%	09/01/2031	$1,000	$1,011,582
Michigan (State of) Strategic Fund (Flint Water Advocacy), Series 2021, RB	3.23%	09/01/2047	2,000	2,026,653
University of Michigan, Series 2010 A, RB	5.51%	04/01/2030	250	311,334
Western Michigan University, Series 2021 B, Ref. RB, (INS - AGM)(a)	2.88%	11/15/2043	3,500	3,570,274

				28,474,182

Minnesota-0.14%
Western Minnesota Municipal Power Agency, Series 2019 A, Ref. RB	3.23%	01/01/2046	3,000	3,315,042

Mississippi-1.29%
Medical Center Educational Building Corp. (Captial Improvement), Series 2020, Ref. RB	2.92%	06/01/2041	4,000	3,998,925
Mississippi (State of), Series 2009 D, GO Bonds	5.54%	10/01/2029	3,000	3,691,800
Mississippi (State of), Series 2010, GO Bonds	5.25%	11/01/2034	1,000	1,305,125
Mississippi (State of), Series 2020 A, Ref. GO Bonds	1.04%	11/01/2027	5,000	4,961,162
Mississippi (State of), Series 2020 A, Ref. GO Bonds	1.63%	11/01/2031	7,500	7,488,226
Mississippi (State of), Series 2020 A, Ref. GO Bonds	1.73%	11/01/2032	7,000	6,990,300
Mississippi (State of), Series 2020 A, Ref. GO Bonds	1.78%	11/01/2033	2,000	1,986,348

				30,421,886

Missouri-1.91%
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport), Series 2020, Ref. RB	0.89%	03/01/2022	3,000	3,002,540
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport), Series 2020, Ref. RB	1.08%	03/01/2023	3,390	3,403,218
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport), Series 2020, Ref. RB	1.30%	03/01/2024	2,815	2,833,317
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport), Series 2020, Ref. RB	1.40%	03/01/2025	3,000	3,013,346
Missouri (State of) Health & Educational Facilities Authority (St. Louis University), Series 2019 B, RB	4.20%	10/01/2049	5,000	6,260,402
Missouri (State of) Highway & Transportation Commission, Series 2009 C, RB	4.96%	05/01/2023	2,250	2,423,720
Missouri (State of) Highway & Transportation Commission, Series 2009 C, RB	5.06%	05/01/2024	6,000	6,714,541
Missouri (State of) Highway & Transportation Commission, Series 2010 B, RB	5.02%	05/01/2025	1,000	1,151,561
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie Street), Series 2009 A, RB .	6.89%	01/01/2042	10,000	14,983,890
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie Street), Series 2010 A, RB .	7.60%	01/01/2032	1,000	1,340,177

				45,126,712

Montana-0.07%
Montana (State of) Facility Finance Authority (Benefis Health Systems Obligated Group), Series 2021 B, RB	3.25%	08/15/2051	1,500	1,551,087

Nebraska-0.27%
University of Nebraska Facilities Corp., Series 2019 A, Ref. RB	3.04%	10/01/2049	6,000	6,510,962

Nevada-0.37%
Clark (County of), NV, Series 2010 A, GO Bonds	6.55%	07/01/2030	1,500	1,894,925
Clark (County of), NV, Series 2010 A, GO Bonds	6.75%	07/01/2038	1,620	2,466,659
Washoe (County of), NV (Streets & Highways), Series 2010 H, RB	7.45%	02/01/2040	3,000	4,443,211

				8,804,795

New Hampshire-0.43%
New Hampshire (State of) Business Finance Authority, Series 2020, Ref. RB	3.18%	01/01/2036	1,990	2,069,486
New Hampshire (State of) Business Finance Authority (Birmingham Care Center), Series 2021, RB	3.78%	01/01/2036	4,200	4,654,995
New Hampshire (State of) Business Finance Authority (Butler Health Care Center), Series 2020, RB	3.28%	10/01/2037	2,980	3,133,085
New Hampshire (State of) Turnpike System, Series 2009, RB	6.01%	11/01/2039	250	353,319

				10,210,885

New Jersey-2.87%
Camden (County of), NJ Improvement Authority (The) (County Capital Program), Series 2009 A, RB	6.18%	01/15/2027	500	568,087

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-(continued)
New Jersey (State of) Educational Facilities Authority (New Jersey City University), Series 2010 G, RB	6.19%	07/01/2040	$3,000	$3,008,238
New Jersey (State of) Educational Facilities Authority (New Jersey City University), Series 2021, Ref. RB, (INS - AGM)(a)	4.43%	07/01/2051	2,000	2,236,118
New Jersey (State of) Educational Facilities Authority (Seton Hall University), Series 2020 D, RB, (INS - AGM)(a)	3.96%	07/01/2048	1,400	1,481,283
New Jersey (State of) Educational Facilities Authority (The College of New Jersey), Series 2020, Ref. RB, (INS - AGM)(a)	3.61%	07/01/2050	10,000	10,457,805
New Jersey (State of) Transportation Trust Fund Authority, Series 2010 B, RB	6.56%	12/15/2040	7,455	11,232,559
New Jersey (State of) Transportation Trust Fund Authority, Series 2010 C, RB	5.75%	12/15/2028	1,990	2,394,079
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	0.90%	01/01/2025	500	502,074
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	1.05%	01/01/2026	250	250,577
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	1.28%	01/01/2027	500	501,805
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	1.48%	01/01/2028	230	230,812
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	1.71%	01/01/2029	250	252,223
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	1.81%	01/01/2030	500	503,921
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	1.86%	01/01/2031	500	501,682
New Jersey (State of) Turnpike Authority, Series 2021 B, Ref. RB	2.78%	01/01/2040	1,000	1,016,468
New Jersey Institute of Technology, Series 2020 B, Ref. RB	3.42%	07/01/2042	6,955	7,595,885
Passaic (County of), NJ Improvement Authority, Series 2010, RB	6.54%	08/01/2031	1,000	1,003,728
Passaic (County of), NJ Valley Water Commission, Series 2009, RB	7.57%	12/15/2029	500	672,139
Passaic (County of), NJ Valley Water Commission, Series 2009, RB	7.82%	12/15/2039	500	800,109
Rutgers The State University of New Jersey, Series 2010, RB	5.55%	05/01/2029	905	1,067,039
Rutgers The State University of New Jersey, Series 2019 R, Ref. RB	3.27%	05/01/2043	3,500	3,817,969
Rutgers The State University of New Jersey, Series 2020 S, Ref. RB	2.56%	05/01/2040	6,000	6,007,563
Rutgers The State University of New Jersey, Series 2020 S, Ref. RB	2.68%	05/01/2046	5,000	4,920,680
South Jersey Port Corp., Series 2009, RB	7.37%	01/01/2040	5,000	6,762,686

				67,785,529

New York-14.69%
Long Island (City of), NY Power Authority, Series 2020 C, Ref. RB	0.66%	03/01/2022	1,600	1,600,555
Long Island (City of), NY Power Authority, Series 2020 C, Ref. RB	0.76%	03/01/2023	5,250	5,268,068
Metropolitan Transportation Authority, Series 2009, RB	5.87%	11/15/2039	335	450,677
Metropolitan Transportation Authority, Series 2009, RB	7.34%	11/15/2039	2,015	3,333,190
Metropolitan Transportation Authority, Series 2010 A2, RB	6.09%	11/15/2040	2,500	3,620,581
Metropolitan Transportation Authority, Series 2010 E, RB	6.81%	11/15/2040	6,525	9,634,264
Metropolitan Transportation Authority, Series 2010, RB	6.65%	11/15/2039	1,800	2,603,472
Metropolitan Transportation Authority, Series 2010, RB	6.67%	11/15/2039	7,250	10,611,378
Metropolitan Transportation Authority, Series 2010, RB	6.69%	11/15/2040	3,745	5,481,843
Monroe County Industrial Development Corp. (University of Rochester), Series 2020, RB	2.85%	07/01/2050	3,000	3,016,353
New York & New Jersey (States of) Port Authority, Series 2011, RB	4.93%	10/01/2051	11,485	16,344,258
New York & New Jersey (States of) Port Authority, Series 2012, RB	4.46%	10/01/2062	8,200	11,293,187
New York & New Jersey (States of) Port Authority, Series 2020 AAA, RB	1.09%	07/01/2023	22,500	22,828,844
New York & New Jersey (States of) Port Authority, Series 2021, RB	3.18%	07/15/2060	7,500	7,674,004
New York (City of), NY, Series 2010 D-1, GO Bonds	5.99%	12/01/2036	1,500	2,046,758
New York (City of), NY, Series 2010 G-1, GO Bonds	5.97%	03/01/2036	8,495	11,961,779
New York (City of), NY, Series 2010 H-1, GO Bonds	5.65%	06/01/2027	1,000	1,169,730
New York (City of), NY, Series 2010 H-1, GO Bonds	5.85%	06/01/2040	5,000	7,237,097
New York (City of), NY, Series 2011 F-1, GO Bonds	6.27%	12/01/2037	7,920	11,575,032
New York (City of), NY, Series 2019 A-2, GO Bonds	2.13%	08/01/2024	15,000	15,690,208
New York (City of), NY, Series 2019 A-2, GO Bonds	2.63%	08/01/2028	10,000	10,695,065
New York (City of), NY, Series 2020 D-3, GO Bonds	2.22%	03/01/2035	6,930	6,943,240
New York (City of), NY, Series 2021 D, Ref. GO Bonds	1.92%	08/01/2031	2,000	2,010,443
New York (City of), NY, Series 2021 D, Ref. GO Bonds	2.02%	08/01/2032	2,000	2,019,974
New York (City of), NY, Series 2021 D, Ref. GO Bonds	2.12%	08/01/2033	6,875	6,979,024
New York (City of), NY, Series 2021 D, Ref. GO Bonds	2.17%	08/01/2034	4,000	4,046,452
New York (City of), NY, Series 2021 D, Ref. GO Bonds	2.22%	08/01/2035	3,000	2,997,260
New York (City of), NY, Series 2021 D, Ref. GO Bonds	2.42%	08/01/2036	3,140	3,186,034

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY Educational Construction Fund, Series 2010 A, RB	6.00%	04/01/2035	$2,000	$2,777,781
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2020, Ref. RB, (INS - AGM)(a)	2.68%	03/01/2033	2,000	2,087,954
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2020, Ref. RB, (INS - AGM)(a)	2.73%	03/01/2034	3,000	3,131,565
New York (City of), NY Industrial Development Agency (Yankee Stadium), Series 2020, Ref. RB, (INS - AGM)(a)	2.78%	03/01/2035	3,000	3,122,230
New York (City of), NY Municipal Water Finance Authority, Series 2010 GG, RB	5.72%	06/15/2042	4,460	6,807,289
New York (City of), NY Transitional Finance Authority, Series 2010, RB	5.51%	08/01/2037	1,575	2,137,621
New York (City of), NY Transitional Finance Authority, Series 2011 S-1B, RB	6.83%	07/15/2040	3,785	5,523,902
New York (City of), NY Transitional Finance Authority, Series 2019 B-2, RB	2.11%	11/01/2024	5,000	5,246,279
New York (State of) Dormitory Authority, Series 2009 F, RB	5.29%	03/15/2025	200	230,434
New York (State of) Dormitory Authority, Series 2010 C, RB	4.90%	02/15/2023	1,400	1,492,140
New York (State of) Dormitory Authority, Series 2010 D, RB	5.00%	03/15/2024	2,100	2,328,494
New York (State of) Dormitory Authority, Series 2010 D, RB	5.50%	03/15/2030	2,760	3,323,467
New York (State of) Dormitory Authority, Series 2010 H, RB	5.29%	03/15/2033	1,345	1,667,255
New York (State of) Dormitory Authority, Series 2010 H, RB	5.39%	03/15/2040	1,800	2,450,913
New York (State of) Dormitory Authority, Series 2019 B, Ref. RB	3.14%	07/01/2043	2,000	2,112,381
New York (State of) Dormitory Authority, Series 2020 F, Ref. RB	3.19%	02/15/2043	5,000	5,534,200
New York (State of) Dormitory Authority, Series 2021 B, Ref. RB	0.58%	03/15/2024	500	499,308
New York (State of) Dormitory Authority, Series 2021 B, Ref. RB	1.06%	03/15/2025	500	503,348
New York (State of) Dormitory Authority, Series 2021 B, Ref. RB	1.26%	03/15/2026	2,000	2,016,316
New York (State of) Dormitory Authority, Series 2021 C, RB	0.49%	03/15/2024	1,000	996,380
New York (State of) Dormitory Authority, Series 2021 C, RB	0.89%	03/15/2025	1,000	1,000,616
New York (State of) Dormitory Authority, Series 2021 C, RB	1.19%	03/15/2026	1,000	1,004,847
New York (State of) Dormitory Authority, Series 2021 C, RB	1.54%	03/15/2027	1,000	1,009,625
New York (State of) Dormitory Authority, Series 2021 C, RB	1.75%	03/15/2028	1,000	1,011,989
New York (State of) Dormitory Authority, Series 2021 C, RB	1.95%	03/15/2029	1,000	1,016,714
New York (State of) Dormitory Authority, Series 2021 C, RB	2.05%	03/15/2030	1,000	1,017,824
New York (State of) Dormitory Authority, Series 2021 C, RB	2.15%	03/15/2031	1,000	1,020,600
New York (State of) Dormitory Authority, Series 2021 C, RB	2.25%	03/15/2032	1,000	1,020,943
New York (State of) Dormitory Authority, Series 2021 C, RB	2.20%	03/15/2034	1,000	1,018,600
New York (State of) Dormitory Authority (General Purpose), Series 2020 F, Ref. RB	3.03%	02/15/2033	6,970	7,637,454
New York (State of) Dormitory Authority (New York University), Series 2018 B, RB	4.85%	07/01/2048	5,000	5,829,834
New York (State of) Dormitory Authority (New York University), Series 2020 B, Ref. RB	2.77%	07/01/2043	5,000	5,058,323
New York (State of) Dormitory Authority (New York University) (Green Bonds), Series 2019, RB .	4.01%	07/01/2049	3,000	3,728,875
New York (State of) Housing Finance Agency, Series 2019 A, Ref. VRD RB(c)	0.11%	11/01/2045	9,800	9,800,000
New York (State of) Thruway Authority, Series 2019 M, Ref. RB	2.90%	01/01/2035	5,000	5,379,929
New York State Environmental Facilities Corp., Series 2010, RB	5.71%	06/15/2030	1,000	1,289,229
New York State Urban Development Corp., Series 2010 B, RB	5.84%	03/15/2040	2,000	2,669,681
New York State Urban Development Corp., Series 2020 F, Ref. RB	1.80%	03/15/2031	5,000	4,980,570
New York State Urban Development Corp., Series 2020 F, Ref. RB	1.90%	03/15/2032	5,000	4,976,501
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.02%	07/01/2024	2,000	2,036,145
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.12%	01/01/2025	2,750	2,804,313
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.22%	07/01/2025	2,500	2,523,276
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.27%	01/01/2026	2,000	2,043,830
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.32%	07/01/2026	1,000	1,022,216
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.42%	07/01/2027	2,000	2,044,732
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.47%	07/01/2028	3,000	3,051,056
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.57%	07/01/2029	2,000	2,032,086

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment), Series 2016 B, RB	3.67%	07/01/2030	$1,000	$1,018,201
New York Transportation Development Corp. (Terminal 4 JFK International Airport), Series 2020 B, Ref. RB	1.61%	12/01/2022	1,100	1,114,150
Triborough Bridge & Tunnel Authority, Series 2009 B, RB	5.50%	11/15/2039	2,715	3,875,313
Triborough Bridge & Tunnel Authority, Series 2010, RB	5.45%	11/15/2032	2,280	2,983,642
Westchester County Local Development Corp. (Sarah Lawrence College), Series 2020 A, Ref. RB	6.25%	06/01/2050	4,000	5,062,043
Westchester Local Development Corp. (Westchester Medical Center Obligated Group), Series 2020, Ref. RB, (INS - AGM)(a)	3.85%	11/01/2050	7,750	8,242,216
Western Nassau County Water Authority, Series 2010 B, RB	6.70%	04/01/2040	500	757,631

				347,391,031

Ohio-2.77%
American Municipal Power, Inc., Series 2009 B, RB	6.45%	02/15/2044	2,000	3,032,120
American Municipal Power, Inc. (Combined Hydroelectric), Series 2010 B, RB	8.08%	02/15/2050	9,930	19,193,277
American Municipal Power, Inc. (Meldahl Hydroelectric), Series 2010 B, RB	7.50%	02/15/2050	3,395	5,677,167
American Municipal Power, Inc. (Meldahl Hydroelectric), Series 2010 E, RB	6.27%	02/15/2050	2,075	2,996,343
American Municipal Power, Inc. (Prairie State Energy Campus), Series 2009 C, RB	6.05%	02/15/2043	8,005	12,088,594
Columbus (City of), OH Regional Airport Authority, Series 2019, RB	4.20%	12/15/2048	1,000	1,067,208
Cuyahoga (County of), OH, Series 2010, RB	8.22%	02/15/2040	1,000	1,477,716
Franklin (County of), OH (Nationwide Children’s Hospital), Series 2019 B, RB	3.38%	11/01/2050	8,000	8,942,964
Franklin (County of), OH Convention Facilities Authority, Series 2010, RB	6.39%	12/01/2030	1,000	1,297,894
Franklin (County of), OH Convention Facilities Authority, Series 2010, RB	6.54%	12/01/2036	1,070	1,554,891
JobsOhio Beverage System, Series 2020 A, Ref. RB	2.83%	01/01/2038	2,000	2,121,084
Ohio (State of) (Cleveland Clinic Health System Obligated Group), Series 2017, Ref. RB	3.70%	01/01/2043	1,000	1,158,697
Ohio State University (The), Series 2020, Ref. RB	3.02%	12/01/2050	5,000	5,028,393

				65,636,348

Oklahoma-0.26%
Oklahoma (State of) Municipal Power Authority, Series 2021 B, Ref. RB, (INS - AGM)(a)	2.80%	01/01/2041	1,000	1,016,105
Oklahoma (State of) Turnpike Authority, Series 2020 B, Ref. RB	0.63%	01/01/2023	1,500	1,507,262
Oklahoma (State of) Turnpike Authority, Series 2020 B, Ref. RB	0.80%	01/01/2024	2,000	2,014,405
Oklahoma (State of) Turnpike Authority, Series 2020 B, Ref. RB	0.90%	01/01/2025	1,500	1,509,035

				6,046,807

Oregon-1.36%
Metro, Series 2019, GO Bonds	3.25%	06/01/2028	10,000	11,343,104
Morrow (Port of), OR (Bonneville Cooperation Project No. 4), Series 2016, RB	2.99%	09/01/2036	4,000	4,438,614
Oregon (State of), Series 2003, GO Bonds	5.89%	06/01/2027	2,000	2,423,591
Oregon (State of) Department of Transportation, Series 2010, RB	5.83%	11/15/2034	1,000	1,414,407
Oregon (State of) Department of Transportation, Series 2020 B, Ref. RB	1.66%	11/15/2031	4,000	3,999,582
Oregon (State of) Facilities Authority (Willamette University), Series 2021 B, RB	4.10%	10/01/2041	1,000	1,045,978
Oregon State University, Series 2019, RB	4.05%	04/01/2052	6,000	6,538,571
Portland (Port of), OR (Portland International Airport), Series 2019, RB	4.24%	07/01/2049	1,000	1,079,657

				32,283,504

Pennsylvania-3.72%
Allegheny (County of), PA, Series 2020 C-79, Ref. GO Bonds	2.09%	11/01/2033	18,000	18,486,999
Commonwealth Financing Authority, Series 2010 C2, RB	5.59%	06/01/2030	2,000	2,433,906
Commonwealth Financing Authority, Series 2019 A, RB	3.81%	06/01/2041	5,000	5,844,047
Commonwealth Financing Authority, Series 2019 A, RB, (INS - AGM)(a)	3.66%	06/01/2038	20,000	22,954,778
Erie (City of), PA Water Authority, Series 2020, RB, (INS - AGM)(a)	3.46%	06/01/2060	3,140	3,358,814
Lehigh (County of), PA Authority, Series 2020, Ref. RB, (INS - BAM)(a)	3.23%	12/01/2050	2,700	2,788,680
Lehigh (County of), PA Authority, Series 2020, Ref. RB, (INS - BAM)(a)	3.48%	12/01/2055	4,000	4,196,568
Lehigh (County of), PA Authority, Series 2020, Ref. RB, (INS - BAM)(a)	3.63%	12/01/2059	4,500	4,734,464
Pennsylvania (Commonwealth of), Series 2010 B, GO Bonds	4.65%	02/15/2026	4,955	5,449,315
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority, Series 2010, RB	6.14%	04/01/2030	1,000	1,263,541
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2009, RB	6.11%	12/01/2039	1,443	2,126,071
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2020 A, Ref. RB	3.42%	12/01/2041	5,000	5,352,652

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)
Pennsylvania (Commonwealth of) Turnpike Commission, Series 2020 A, Ref. RB	3.44%	12/01/2043	$3,000	$3,170,945
Philadelphia (City of), PA Authority for Industrial Development, Series 2021, Ref. RB	0.94%	04/15/2024	750	754,756
Philadelphia (City of), PA Authority for Industrial Development, Series 2021, Ref. RB	1.43%	04/15/2025	500	506,548
Philadelphia (City of), PA Authority for Industrial Development, Series 2021, Ref. RB	1.63%	04/15/2026	500	504,526
School District of Philadelphia (The), Series 2010, GO Bonds	6.62%	06/01/2030	1,000	1,279,440
University of Pittsburgh-of the Commonwealth System of Higher Education, Series 2017 C, Ref. RB	3.01%	09/15/2041	2,750	2,910,323

				88,116,373

South Carolina-1.77%
Charleston Educational Excellence Finance Corp., Series 2020, Ref. RB	1.42%	12/01/2027	10,000	10,091,224
South Carolina (State of) Jobs-Economic Development Authority, Series 2020, RB, (INS - AGM)(a)	2.73%	07/01/2030	10,000	10,576,960
South Carolina (State of) Public Service Authority, Series 2010 C, RB	6.45%	01/01/2050	9,050	14,797,210
South Carolina (State of) Public Service Authority, Series 2016 D, RB, (INS - AGM)(a)	2.39%	12/01/2023	1,355	1,408,212
South Carolina Student Loan Corp., Series 2020, RB	3.59%	12/01/2039	5,000	5,052,533

				41,926,139

Tennessee-0.07%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board (Vanderbilt University), Seris 2016 B, RB	4.05%	07/01/2026	1,000	1,110,855
Nashville & Davidson (Counties of), TN Metropolitan Government, Series 2021 B, Ref. GO Bonds	1.39%	07/01/2030	250	248,588
Nashville & Davidson (Counties of), TN Metropolitan Government, Series 2021 B, Ref. GO Bonds	1.49%	07/01/2031	100	99,505
Nashville & Davidson (Counties of), TN Metropolitan Government, Series 2021 B, Ref. GO Bonds	1.59%	07/01/2032	125	124,255
Nashville & Davidson (Counties of), TN Metropolitan Government, Series 2021 B, Ref. GO Bonds	1.79%	07/01/2034	200	199,341

				1,782,544

Texas-7.76%
Austin (City of), TX, Series 2021, Ref. RB, (INS - AGM)(a)	2.86%	11/15/2042	2,585	2,641,036
Board of Regents of the University of Texas System, Series 2020 B, RB	2.44%	08/15/2049	7,500	7,375,619
Board of Regents of The University of Texas System, Series 2010 C, RB	4.64%	08/15/2030	10,000	12,217,706
Channelview Independent School District, Series 2010 B, GO Bonds, (CEP - Texas Permanent School Fund)	5.93%	08/15/2035	2,000	2,006,495
Dallas (City of), TX Independent School District, Series 2010 C, GO Bonds, (CEP - Texas Permanent School Fund)	6.45%	02/15/2035	5,170	5,437,675
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2024	1,000	1,104,501
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2025	250	282,881
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2026	1,000	1,153,054
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2027	250	292,674
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2028	1,000	1,185,477
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	4.00%	08/15/2029	500	598,247
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	1.94%	08/15/2030	1,000	1,037,003
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	2.01%	08/15/2031	1,000	1,040,667
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	2.09%	08/15/2032	250	260,097
Dallas (City of), TX Independent School District, Series 2021 B, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	2.19%	08/15/2034	250	258,908
Dallas Convention Center Hotel Development Corp., Series 2009, RB	7.09%	01/01/2042	2,780	3,945,418
Dallas-Fort Worth (Cities of), TX International Airport, Series 2019 A, Ref. RB	1.88%	11/01/2022	5,690	5,804,784
Dallas-Fort Worth (Cities of), TX International Airport, Series 2019 A, Ref. RB	1.94%	11/01/2023	5,800	6,003,781
Dallas-Fort Worth (Cities of), TX International Airport, Series 2020 C, Ref. RB	1.33%	11/01/2025	3,250	3,319,818

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Dallas-Fort Worth (Cities of), TX International Airport, Series 2020 C, Ref. RB	1.65%	11/01/2026	$2,400	$2,475,195
Dallas-Fort Worth (Cities of), TX International Airport, Series 2020 C, Ref. RB	2.92%	11/01/2050	17,000	17,480,480
Denison Independent School District, Series 2020, Ref. GO Bonds, (CEP - Texas Permanent School Fund)	2.74%	08/01/2041	10,000	10,201,208
Harris (County of) & Houston (City of), TX Sports Authority, Series 2020 B, Ref. RB, (INS - AGM)(a)	3.71%	11/15/2056	4,000	4,199,586
Harris (County of) & Houston (City of), TX Sports Authority, Series 2020 C, Ref. RB, (INS - AGM)(a)	3.86%	11/15/2040	2,255	2,413,833
North Texas Tollway Authority, Series 2009, RB	6.72%	01/01/2049	1,700	2,881,255
North Texas Tollway Authority, Series 2020, Ref. RB	3.08%	01/01/2042	500	517,304
North Texas Tollway Authority, Series 2021, Ref. RB	3.01%	01/01/2043	1,000	1,035,988
San Antonio (City of), TX, Series 2020, Ref. GO Bonds	0.36%	02/01/2022	5,000	5,003,927
San Antonio (City of), TX, Series 2020, Ref. GO Bonds	0.48%	02/01/2023	13,000	13,052,399
San Antonio (City of), TX, Series 2020, Ref. GO Bonds	0.84%	02/01/2025	10,000	10,055,936
San Antonio Education Facilities Corp. (Trinity University), Series 2020, Ref. RB	3.24%	06/01/2050	10,000	10,178,004
Tarrant County Cultural Education Facilities Finance Corp. (Hendrick Medical Center Obligated Group), Series 2021, Ref. RB, (INS - AGM)(a)	3.29%	09/01/2040	500	524,705
Tarrant County Cultural Education Facilities Finance Corp. (Hendrick Medical Center Obligated Group), Series 2021, Ref. RB, (INS - AGM)(a)	3.42%	09/01/2050	1,000	1,036,490
Texas (State of), Series 2009, GO Bonds	5.52%	04/01/2039	9,680	14,203,867
Texas (State of) Transportation Commission (Central Texas Turnpike System), Series 2020 C, Ref. RB	3.03%	08/15/2041	2,000	2,031,926
Texas (State of) Transportation Commission State Highway Fund, Series 2010 B, RB	5.03%	04/01/2026	2,000	2,267,866
Texas (State of) Transportation Commission State Highway Fund, Series 2010 B, RB	5.18%	04/01/2030	11,715	14,528,416
Texas A&M University, Series 2019 A, RB	4.20%	05/15/2048	2,500	2,790,303
Texas A&M University, Series 2021 B, RB	2.81%	05/15/2041	1,000	1,038,696
Texas A&M University System Board of Regents, Series 2019 B, Ref. RB	2.62%	05/15/2029	3,000	3,255,034
Uptown Development Authority, Series 2021 B, RB, (INS - AGM)(a)	3.46%	09/01/2040	1,160	1,220,488
Waco Educational Finance Corp. (Baylor University), Series 2020, Ref. RB	2.84%	03/01/2040	5,000	5,111,931

				183,470,678

Utah-0.26%
Salt Lake (County of), UT Municipal Building Authority, Series 2009, RB	5.82%	12/01/2029	500	622,795
Utah (State of), Series 2009 D, GO Bonds	4.55%	07/01/2024	420	450,253
Utah (State of), Series 2010 B, GO Bonds	3.54%	07/01/2025	2,355	2,503,956
Utah (State of) Transit Authority, Series 2009 B, RB	5.94%	06/15/2039	1,815	2,667,256

				6,244,260

Virgin Islands-0.31%
Virgin Islands (Government of) Water & Power Authority, Series 2010, RB, (INS - AGM)(a)	6.85%	07/01/2035	5,795	7,236,453

Washington-2.35%
Benton (County of), WA Public Utility District No. 1, Series 2010, RB	6.55%	11/01/2030	750	1,014,095
Central Puget Sound Regional Transit Authority, Series 2009 S-2T, RB	5.49%	11/01/2039	1,855	2,627,577
Cowlitz (County of), WA Public Utility District No. 1, Series 2010, RB	6.88%	09/01/2032	6,500	8,952,287
Douglas (County of), WA Public Utility District No. 1, Series 2010 1-B, RB	5.25%	09/01/2030	2,000	2,324,165
Grant (County of), WA Public Utility District No. 2, Series 2010, Ref. RB	5.73%	01/01/2030	2,500	3,219,442
Grant (County of), WA Public Utility District No. 2, Series 2010, Ref. RB	5.83%	01/01/2040	2,750	3,943,974
King (County of), WA, Series 2020 B, Ref. RB	1.30%	01/01/2028	15,990	15,976,017
King (County of), WA, Series 2020 B, Ref. RB	1.46%	01/01/2029	5,915	5,880,680
Seattle (Port of), WA, Series 2017, Ref. RB	3.76%	05/01/2036	500	550,544
Tacoma (City of), WA, Series 2010 B, RB	5.37%	12/01/2030	1,000	1,273,610
Tacoma (City of), WA, Series 2010 B, RB, (INS - AGM)(a)	5.79%	01/01/2032	2,570	3,465,022
University of Washington, Series 2021 B, Ref. RB	2.62%	04/01/2042	2,000	2,012,298
Washington (State of), Series 2010, GO Bonds	5.09%	08/01/2033	2,000	2,557,571
Washington (State of) Biomedical Research Facilities 3, Series 2010 B, RB	6.42%	07/01/2030	1,435	1,825,228

				55,622,510

Wisconsin-1.95%
Wisconsin (State of), Series 2017 A, Ref. RB	3.95%	05/01/2036	3,000	3,392,073

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin-(continued)
Wisconsin (State of), Series 2019 1, Ref. GO Bonds	2.38%	05/01/2030	$7,500	$8,032,477
Wisconsin (State of), Series 2020 2, Ref. GO Bonds	1.88%	05/01/2025	2,500	2,612,291
Wisconsin (State of), Series 2020 2, Ref. GO Bonds	2.35%	05/01/2031	1,000	1,067,424
Wisconsin (State of), Series 2020 A, Ref. RB	2.50%	05/01/2032	2,000	2,141,770
Wisconsin (State of), Series 2021, Ref. GO Bonds	0.21%	05/01/2023	1,000	1,000,231
Wisconsin (State of), Series 2021, Ref. GO Bonds	0.36%	05/01/2024	1,000	998,888
Wisconsin (State of), Series 2021, Ref. GO Bonds	0.65%	05/01/2025	1,500	1,500,932
Wisconsin (State of), Series 2021, Ref. GO Bonds	0.80%	05/01/2026	1,000	998,686
Wisconsin (State of) Center District, Series 2020 B, Ref. RB, (INS - AGM)(a)	4.17%	12/15/2050	2,000	2,217,012
Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center), Series 2020, RB, (INS - AGM)(a)	3.09%	06/01/2050	22,000	22,164,960

				46,126,744

Total Municipal Obligations (Cost $2,102,929,419)				2,285,008,259

U.S. Dollar Denominated Bonds & Notes-2.22%
California-0.67%
Claremont Mckenna College, Series 2019	3.38%	01/01/2050	7,500	8,410,457
Pepperdine University	3.30%	12/01/2059	5,000	5,338,974
University of Southern California, Series A	3.23%	10/01/2120	2,000	2,070,344

				15,819,775

Connecticut-0.18%
Wesleyan University	3.37%	07/01/2050	4,000	4,375,112

District of Columbia-0.14%
Association of American Medical Colleges	3.32%	10/01/2041	3,000	3,215,059

Maine-0.09%
President & Trustees of Colby College (The)	3.20%	07/01/2054	2,000	2,058,484

Massachusetts-0.18%
Whitehead Institute for Biomedical Research	3.28%	12/01/2050	4,000	4,369,854

Minnesota-0.11%
Mayo Clinic, Series 2016	4.13%	11/15/2052	2,000	2,593,355

New Hampshire-0.10%
Trustees of Dartmouth College	3.47%	06/01/2046	2,000	2,299,416

New York-0.60%
Ford Foundation (The)	2.82%	06/01/2070	5,000	5,115,448
Montefiore Medical Center	2.90%	04/20/2032	1,090	1,195,415
Montefiore Obligated Group, (INS - AGM)(a)	3.79%	09/01/2050	7,000	7,784,354

				14,095,217

Texas-0.15%
Baylor Scott & White Holdings	3.97%	11/15/2046	3,000	3,656,973

Total U.S. Dollar Denominated Bonds & Notes (Cost $47,589,901)				52,483,245

			Shares
Money Market Funds-0.63%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $14,885,688)			14,885,688	14,885,688

TOTAL INVESTMENTS IN SECURITIES(f)-99.45% (Cost $2,165,405,008)				2,352,377,192
OTHER ASSETS LESS LIABILITIES-0.55%				13,098,447

NET ASSETS-100.00%				$2,365,475,639

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Invesco Taxable Municipal Bond ETF (BAB)–(continued)

August 31, 2021

Investment Abbreviations:
AGC	-Assured Guaranty Corp.
AGM -Assured Guaranty Municipal Corp.
BAM	-Build America Mutual Assurance Co.
CEP	-Credit Enhancement Provider
COP	-Certificates of Participation
GO	-General Obligation
INS	-Insurer
RB	-Revenue Bonds
Ref.	-Refunding
VRD	-Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end.
(c)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2021.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$548,421,006	$(533,535,318)	$-	$-	$14,885,688	$14,043

Invesco Premier U.S. Government Money Portfolio, Institutional Class	90,139,484	43,580,996	(133,720,480)	-	-	-	537

Total	$90,139,484	$592,002,002	$(667,255,798)	$-	$-	$14,885,688	$14,580

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	10.65%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

Invesco Treasury Collateral ETF (CLTL)

August 31, 2021

Schedule of Investments

	Principal Amount	Value
U.S. Treasury Securities-99.70%
U.S. Treasury Bills-18.12%(a)
0.01% - 0.05%, 10/07/2021	$23,297,000	$23,296,127
0.01% - 0.05%, 10/14/2021	13,832,000	13,831,422
0.01% - 0.05%, 10/21/2021	9,792,000	9,791,320
0.04% - 0.05%, 10/28/2021	15,736,000	15,734,754
0.04% - 0.05%, 11/04/2021	3,129,000	3,128,764
0.04% - 0.11%, 12/30/2021	17,579,000	17,576,363
0.04% - 0.07%, 01/27/2022	7,440,000	7,438,853
0.04% - 0.08%, 02/24/2022	10,640,000	10,637,399
0.06%, 06/16/2022	19,560,000	19,550,611

		120,985,613

U.S. Treasury Notes-81.58%
2.75%, 09/15/2021	15,087,000	15,102,540
1.50%, 09/30/2021	19,310,000	19,332,303
2.88%, 10/15/2021	7,952,000	7,979,077
1.25% - 2.00%, 10/31/2021	39,490,000	39,597,595
2.00% - 2.88%, 11/15/2021	20,718,000	20,819,697
1.50% - 1.88%, 11/30/2021	28,778,000	28,896,973
2.63%, 12/15/2021	17,000,000	17,125,948
1.63% - 2.13%, 12/31/2021	28,358,000	28,534,630
2.50%, 01/15/2022	17,000,000	17,151,724
1.38% - 1.88%, 01/31/2022	55,220,000	55,560,992
2.50%, 02/15/2022	17,320,000	17,509,835
1.13% - 1.88%, 02/28/2022	43,073,000	43,407,090
0.38% - 1.88%, 03/31/2022	51,449,000	51,836,201
0.13% - 1.88%, 04/30/2022	20,644,000	20,835,592

	Principal Amount	Value
U.S. Treasury Notes-(continued)
1.75%, 05/15/2022	$12,760,000	$12,910,982
0.13% - 1.88%, 05/31/2022	48,152,000	48,636,618
1.75%, 06/15/2022	12,760,000	12,927,484
0.13% - 2.13%, 06/30/2022	45,233,000	45,687,570
1.75%, 07/15/2022	9,622,000	9,761,491
0.13% - 2.00%, 07/31/2022	30,992,000	31,174,981

		544,789,323

Total U.S. Treasury Securities (Cost $665,764,337)		665,774,936

	Shares
Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)(c) (Cost $1,660)	1,660	1,660

TOTAL INVESTMENTS IN SECURITIES-99.70% (Cost $665,765,997)		665,776,596
OTHER ASSETS LESS LIABILITIES-0.30%		2,028,842

NET ASSETS-100.00%		$667,805,438

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$11,779,001	$(11,777,341)	$-	$-	$1,660	$28

Invesco Premier U.S. Government Money Portfolio, Institutional Class	221,238	164,048	(385,286)	-	-	-	-

Total	$221,238	$11,943,049	$(12,162,627)	$-	$-	$1,660	$28

(c)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

Invesco Variable Rate Preferred ETF (VRP)

August 31, 2021

Schedule of Investments(a)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-69.62%
Automobiles-0.90%
General Motors Financial Co., Inc.
Series A, 5.75%(b)(c)(d)	$7,735,000	$8,498,212
Series B, 6.50%(b)(c)(d)	3,865,000	4,396,438
Series C, 5.70%(c)(d)	3,898,000	4,482,700

		17,377,350

Banks-30.61%
BAC Capital Trust XIV, Series G, 4.00% (3 mo. USD LIBOR + 0.40%)(d)(e)	3,800,000	3,805,905
Bank of America Corp.
Series AA, 6.10%(c)(d)	14,580,000	16,390,034
Series DD, 6.30%(c)(d)	7,670,000	8,952,041
Series FF, 5.88%(c)(d)	18,119,000	20,678,309
Series JJ, 5.13%(c)(d)	7,725,000	8,255,514
Series MM, 4.30%(c)(d)	8,475,000	8,750,438
Series U, 5.20%(b)(c)(d)	7,691,000	7,984,219
Series X, 6.25%(c)(d)	15,515,000	17,192,559
Bank of Montreal (Canada), 4.80%(b)(c)(d)	3,800,000	4,056,500
Bank of Nova Scotia (The) (Canada)
4.65%(c)(d)	9,600,000	9,734,400
4.90%(c)(d)	9,700,000	10,560,875
Citigroup, Inc.
3.88%(c)(d)	17,680,000	18,232,500
5.90%(b)(c)(d)	5,750,000	6,037,500
Series A, 5.95%(c)(d)	11,560,000	12,177,015
Series D, 5.35%(c)(d)	9,715,000	10,047,739
Series M, 6.30%(c)(d)	13,610,000	14,628,300
Series P, 5.95%(c)(d)	15,462,000	17,008,200
Series V, 4.70%(c)(d)	11,650,000	12,178,619
Citizens Financial Group, Inc., Series F, 5.65%(b)(c)(d)	3,030,000	3,386,025
Comerica, Inc., 5.63%(c)(d)	3,050,000	3,377,875
Fifth Third Bancorp
Series H, 5.10%(b)(c)(d)	4,575,000	4,746,563
Series L, 4.50%(c)(d)	2,690,000	2,918,919
Huntington Bancshares, Inc.
Series E, 5.70%(c)(d)	3,829,000	3,963,412
Series F, 5.63%(c)(d)	3,805,000	4,513,719
Series G, 4.45%(c)(d)	3,835,000	4,113,038
JPMorgan Chase & Co.
Series CC, 4.63%(b)(c)(d)	9,675,000	9,820,125
Series FF, 5.00%(c)(d)	17,371,000	18,369,919
Series HH, 4.60%(c)(d)	23,150,000	24,121,142
Series II, 4.00%(c)(d)	11,550,000	11,744,098
Series KK, 3.65%(c)(d)	15,450,000	15,710,796
Series Q, 5.15%(c)(d)	11,620,000	12,013,686
Series R, 6.00%(b)(c)(d)	11,615,000	12,342,389
Series S, 6.75%(c)(d)	15,480,000	17,095,725
Series U, 6.13%(c)(d)	7,753,000	8,392,623
Series V, 3.46% (3 mo. USD LIBOR + 3.32%)(d)(e)	19,294,000	19,335,160
Series W, 1.12% (3 mo. USD LIBOR + 1.00%), 05/15/2047(e)	3,494,000	3,032,793
Series X, 6.10%(b)(c)(d)	12,378,000	13,515,229
Series Z, 3.93% (3 mo. USD LIBOR + 3.80%)(d)(e)	15,440,000	15,545,988

	Principal Amount	Value
Banks-(continued)
KeyCorp, Series D, 5.00%(c)(d)	$4,065,000	$4,572,962
M&T Bank Corp.
3.50%(c)(d)	3,850,000	3,930,850
Series E, 6.45%(c)(d)	2,617,000	2,890,149
Series F, 5.13%(b)(c)(d)	4,020,000	4,460,335
Series G, 5.00%(c)(d)	3,275,000	3,458,400
PNC Financial Services Group, Inc. (The) Series O, 3.80% (3 mo. USD LIBOR + 3.68%)(d)(e)	7,705,000	7,743,300
Series R, 4.85%(c)(d)	3,845,000	4,032,271
Series S, 5.00%(c)(d)	4,000,000	4,482,751
Regions Financial Corp., Series D, 5.75%(b)(c)(d)	2,731,000	3,073,194
SVB Financial Group
4.10%(b)(c)(d)	5,750,000	5,980,000
Series C, 4.00%(c)(d)	7,700,000	7,998,375
Truist Bank, Series A, 0.79% (3 mo. USD LIBOR + 0.67%), 05/15/2027(e)	2,700,000	2,601,410
Truist Financial Corp.
Series L, 5.05%(c)(d)	5,725,000	5,954,000
Series M, 5.13%(c)(d)	3,880,000	4,201,070
Series N, 4.80%(c)(d)	13,150,000	14,005,407
Series P, 4.95%(c)(d)	7,700,000	8,502,417
Series Q, 5.10%(c)(d)	7,725,000	8,904,608
U.S. Bancorp, Series J, 5.30%(c)(d)	7,690,000	8,797,360
United Overseas Bank Ltd. (Singapore), 3.88%(c)(d)(f)	5,000,000	5,206,000
USB Capital IX, 3.50% (3 mo. USD LIBOR + 1.02%)(d)(e)	5,230,000	5,230,399
Wells Fargo & Co.
Series BB, 3.90%(c)(d)	26,075,000	27,124,649
Series S, 5.90%(c)(d)	14,814,000	16,118,447
Series U, 5.88%(c)(d)	14,896,000	16,811,626

		590,809,871

Capital Markets-7.29%
Bank of New York Mellon Corp. (The)
Series D, 4.50%(b)(c)(d)	3,845,000	3,940,164
Series E, 3.55% (3 mo. USD LIBOR + 3.42%)(d)(e)	7,769,000	7,831,747
Series F, 4.63%(c)(d)	7,686,000	8,449,066
Series H, 3.70%(c)(d)	4,445,000	4,673,918
Charles Schwab Corp. (The)
7.00%(c)(d)	3,055,000	3,127,556
Series E, 4.63%(c)(d)	4,610,000	4,679,150
Series F, 5.00%(b)(c)(d)	3,890,000	4,140,749
Series G, 5.38%(c)(d)	19,325,000	21,524,185
Series I, 4.00%(c)(d)	17,400,000	18,357,000
Goldman Sachs Capital II, 4.00% (3 mo. USD LIBOR + 0.77%)(b)(d)(e)	5,932,000	5,938,373
Goldman Sachs Group, Inc. (The)
Series O, 5.30%(b)(c)(d)	5,005,000	5,589,584
Series Q, 5.50%(c)(d)	3,884,000	4,258,806
Series R, 4.95%(c)(d)	4,600,000	4,945,000
Series S, 4.40%(c)(d)	2,700,000	2,828,250
Series T, 3.80%(c)(d)	5,200,000	5,319,600
Series U, 3.65%(c)(d)	5,800,000	5,858,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

105

Invesco Variable Rate Preferred ETF (VRP)–(continued)

August 31, 2021

	Principal Amount	Value
Capital Markets-(continued)
Mellon Capital IV, Series 1, 4.00% (3 mo. USD LIBOR + 0.57%)(b)(d)(e)	$3,855,000	$3,858,325
Morgan Stanley
Series H, 3.74% (3 mo. USD LIBOR + 3.61%)(b)(d)(e)	9,982,000	10,024,045
Series M, 5.88%(b)(c)(d)	3,136,000	3,605,904
Northern Trust Corp., Series D, 4.60%(c)(d)	3,795,000	4,177,639
State Street Corp.
1.12% (3 mo. USD LIBOR + 1.00%), 06/15/2047(e)	3,971,000	3,472,556
Series H, 5.63%(c)(d)	3,840,000	4,094,686

		140,694,303

Consumer Finance-3.56%
Ally Financial, Inc.
Series B, 4.70%(c)(d)	10,440,000	11,020,725
Series C, 4.70%(c)(d)	7,720,000	8,057,750
American Express Co.
3.55%(c)(d)	12,300,000	12,535,237
Series B, 3.55% (3 mo. USD LIBOR + 3.43%)(b)(d)(e)	5,980,000	6,023,951
Series C, 3.40% (3 mo. USD LIBOR + 3.29%)(d)(e)	6,433,000	6,433,080
Capital One Financial Corp.
Series E, 3.92% (3 mo. USD LIBOR + 3.80%)(d)(e)	7,488,000	7,488,000
Series M, 3.95%(c)(d)	7,792,000	8,093,940
Discover Financial Services
Class C, 5.50%(c)(d)	4,380,000	4,735,875
Series D, 6.13%(c)(d)	3,845,000	4,324,664

		68,713,222

Diversified Financial Services-0.78%
National Rural Utilities Cooperative Finance Corp.
4.75%, 04/30/2043(c)	3,114,000	3,259,322
5.25%, 04/20/2046(c)	2,678,000	2,914,236
Voya Financial, Inc.
4.70%, 01/23/2048(c)	2,700,000	2,858,930
5.65%, 05/15/2053(c)	5,750,000	6,089,394

		15,121,882

Electric Utilities-3.47%
Duke Energy Corp., 4.88%(c)(d)	7,700,000	8,235,150
Edison International, Series A, 5.38%(c)(d)	9,650,000	9,855,062
Emera, Inc. (Canada), Series 16-A, 6.75%, 06/15/2076(b)(c)	9,250,000	10,992,052
NextEra Energy Capital Holdings, Inc.
4.80%, 12/01/2077(c)	4,245,000	4,749,400
5.65%, 05/01/2079(c)	3,850,000	4,518,775
PPL Capital Funding, Inc., Series A, 2.81% (3 mo. USD LIBOR + 2.67%), 03/30/2067(e)	3,700,000	3,593,625
Southern California Edison Co., Series E, 6.25%(b)(c)(d)	2,700,000	2,737,635
Southern Co. (The)
Series 21-A, 3.75%, 09/15/2051(c)	7,700,000	7,893,270
Series B, 4.00%, 01/15/2051(c)	9,610,000	10,209,664
Series B, 5.50%, 03/15/2057(c)	4,221,000	4,290,536

		67,075,169

	Principal Amount	Value
Industrial Conglomerates-2.23%
General Electric Co., Series D, 3.45% (3 mo. USD LIBOR + 3.33%)(d)(e)	$44,214,000	$42,988,497

Insurance-6.28%
Aegon N.V. (Netherlands), 5.50%, 04/11/2048(c)	6,290,000	7,366,535
Allstate Corp. (The)
6.50%, 05/15/2057(c)	3,800,000	5,108,131
Series B, 5.75%, 08/15/2053(c)	6,119,000	6,642,480
American International Group, Inc.
8.18%, 05/15/2058(c)	3,400,000	5,071,933
Series A-9, 5.75%, 04/01/2048(c)	5,754,000	6,655,939
Assurant, Inc., 7.00%, 03/27/2048(c)	3,100,000	3,636,395
Lincoln National Corp.
2.48% (3 mo. USD LIBOR + 2.36%), 05/17/2066(e)	4,330,000	3,886,175
2.17% (3 mo. USD LIBOR + 2.04%), 04/20/2067(e)	3,310,000	2,920,632
Markel Corp., 6.00%(c)(d)	4,600,000	5,122,790
MetLife, Inc., Series D, 5.88%(b)(c)(d)	3,890,000	4,553,998
Nationwide Financial Services, Inc., 6.75%, 05/15/2037	3,100,000	3,867,250
PartnerRe Finance B LLC, 4.50%, 10/01/2050(c)	3,895,000	4,091,012
Principal Financial Group, Inc., 3.17% (3 mo. USD LIBOR + 3.04%), 05/15/2055(e)	3,068,000	3,079,556
Progressive Corp. (The), Series B, 5.38%(c)(d)	3,840,000	4,009,344
Prudential Financial, Inc.
5.88%, 09/15/2042(c)	7,697,000	8,083,397
5.63%, 06/15/2043(c)	11,653,000	12,448,777
5.20%, 03/15/2044(c)	3,910,000	4,201,442
5.38%, 05/15/2045(c)	7,697,000	8,550,715
4.50%, 09/15/2047(c)	5,775,000	6,328,256
5.70%, 09/15/2048(c)	7,687,000	9,058,057
3.70%, 10/01/2050(c)	6,125,000	6,458,370

		121,141,184

Machinery-0.32%
Stanley Black & Decker, Inc., 4.00%, 03/15/2060(c)	5,775,000	6,213,727

Media-0.51%
ViacomCBS, Inc.
5.88%, 02/28/2057(c)	4,005,000	4,060,029
6.25%, 02/28/2057(c)	5,026,000	5,739,767

		9,799,796

Multi-Utilities-1.77%
CMS Energy Corp.
4.75%, 06/01/2050(c)	3,875,000	4,369,063
3.75%, 12/01/2050(c)	3,100,000	3,146,500
Dominion Energy, Inc.
Series A, 5.75%, 10/01/2054(c)	5,271,000	5,820,115
Series B, 4.65%(c)(d)	6,115,000	6,558,337
NiSource, Inc., 5.65%(c)(d)	3,100,000	3,251,125
Sempra Energy, 4.88%(c)(d)	6,900,000	7,509,960
WEC Energy Group, Inc., 2.24% (3 mo. USD LIBOR + 2.11%), 05/15/2067(e)	3,806,000	3,584,491

		34,239,591

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Invesco Variable Rate Preferred ETF (VRP)–(continued)

August 31, 2021

	Principal Amount	Value
Oil, Gas & Consumable Fuels-9.59%
BP Capital Markets PLC (United Kingdom)
4.38%(c)(d)	$19,394,000	$20,703,095
4.88%(c)(d)	19,400,000	21,433,702
Buckeye Partners L.P., 6.38%, 01/22/2078(c)	3,000,000	2,746,155
DCP Midstream L.P., Series A, 7.38%(c)(d)	3,800,000	3,676,500
Enbridge, Inc. (Canada)
5.50%, 07/15/2077(c)	7,690,000	8,292,657
6.25%, 03/01/2078(c)	6,568,000	7,226,426
Series 16-A, 6.00%, 01/15/2077(c)	5,800,000	6,429,287
Series 20-A, Conv., 5.75%, 07/15/2080(c)	7,662,000	8,669,553
Energy Transfer L.P.
3.14% (3 mo. USD LIBOR + 3.02%), 11/01/2066(e)	4,200,000	3,459,750
Series A, 6.25%(c)(d)	7,278,000	6,495,615
Series B, 6.63%(c)(d)	4,200,000	4,058,250
Series F, 6.75%(c)(d)	3,800,000	3,847,690
Series G, 7.13%(c)(d)	8,525,000	8,789,275
Series H, 6.50%(c)(d)	6,900,000	7,091,682
EnLink Midstream Partners L.P., Series C, Pfd., 6.00%(c)(d)	3,100,000	2,331,030
Enterprise Products Operating LLC
5.38%, 02/15/2078(c)	5,351,000	5,528,469
Series D, 4.88%, 08/16/2077(c)	5,335,000	5,232,052
Series E, 5.25%, 08/16/2077(c)	7,689,000	8,036,065
Plains All American Pipeline L.P., Series B, 6.13%(c)(d)	6,178,000	5,544,755
TransCanada PipeLines Ltd. (Canada), 2.34% (3 mo. USD LIBOR + 2.21%), 05/15/2067(e)	7,708,000	6,868,680
Transcanada Trust (Canada)
5.63%, 05/20/2075(c)	5,771,000	6,262,343
5.30%, 03/15/2077(c)	11,630,000	12,486,840
5.50%, 09/15/2079(c)	8,475,000	9,439,031
Series 16-A, 5.88%, 08/15/2076(c)	9,287,000	10,436,173

		185,085,075

Trading Companies & Distributors-0.32%
AerCap Holdings N.V. (Ireland), 5.88%, 10/10/2079(c)	5,843,000	6,123,230

Wireless Telecommunication Services-1.99%
Vodafone Group PLC (United Kingdom)
7.00%, 04/04/2079(c)	15,520,000	19,184,032
3.25%, 06/04/2081(b)(c)	3,850,000	3,917,375
4.13%, 06/04/2081(c)	7,715,000	7,838,941
5.13%, 06/04/2081(c)	7,300,000	7,554,843

		38,495,191

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,294,970,679)		1,343,878,088

	Shares	Value
Preferred Stocks-29.58%
Banks-10.69%
Bank of America Corp.
Series 2, Pfd., (3 mo. USD LIBOR + 0.65%), 3.00%(b)(e)	97,683	$2,344,392
Series 4, Pfd., (3 mo. USD LIBOR + 0.75%), 4.00%(b)(e)	68,305	1,741,778
Series 5, Pfd., (3 mo. USD LIBOR + 0.50%), 4.00%(b)(e)	137,500	3,502,125
Series E, Pfd., (3 mo. USD LIBOR + 0.35%), 4.00%(b)(e)	103,289	2,616,310
Series K, Pfd., 6.45%(c)	322,748	8,823,930
Series Z, Pfd., 6.50%(b)(c)	10,763,000	12,162,190
Citigroup, Inc.
Series W, Pfd., 4.00%(c)	11,550,000	12,012,000
Series U, Pfd., 5.00%(c)	11,525,000	12,158,875
Series T, Pfd., 6.25%(c)	11,557,000	13,463,905
Series K, Pfd., 6.88%(c)	463,677	12,955,135
Series J, Pfd., 7.13%(c)	294,094	8,402,266
Citizens Financial Group, Inc., Series D, Pfd., 6.35%(c)	97,461	2,769,842
F.N.B. Corp., Pfd., 7.25%(c)	35,122	1,068,411
Fifth Third Bancorp, Series I, Pfd., 6.63%(c)	150,044	4,310,764
First Horizon Corp., Series D, Pfd., 6.10%(c)	30,271	815,198
Heartland Financial USA, Inc., Series E, Pfd., 7.00%(b)(c)	37,852	1,073,104
JPMorgan Chase & Co., Series I, Pfd., (3mo. USD LIBOR + 3.47%), 3.60%(e)	22,741,000	22,792,837
KeyCorp, Series E, Pfd., 6.13%(c)	154,005	4,675,592
People’s United Financial, Inc., Series A, Pfd., 5.63%(c)	82,674	2,383,491
PNC Financial Services Group, Inc. (The), Series P, Pfd., 6.13%(c)	462,067	12,018,363
Regions Financial Corp.
Series C, Pfd., 5.70%(c)	154,005	4,469,225
Series B, Pfd., 6.38%(b)(c)	154,005	4,473,845
Synovus Financial Corp.
Series E, Pfd., 5.88%(b)(c)	114,386	3,162,773
Series D, Pfd., 6.30%(b)(c)	65,138	1,726,157
Truist Financial Corp., Series I, Pfd., (3 mo. USD LIBOR + 0.53%), 4.00%(b)(e)	56,356	1,443,277
U.S. Bancorp
Series A, Pfd., (3 mo. USD LIBOR + 1.02%), 3.50%(e)	4,423	4,248,513
Series B, Pfd., (3 mo. USD LIBOR + 0.60%), 3.50%(b)(e)	308,062	7,707,711
Series F, Pfd., 6.50%(c)	341,975	8,788,758
Valley National Bancorp, Series A, Pfd., 6.25%(c)	35,388	1,078,272
Wells Fargo & Co.
Series Q, Pfd., 5.85%(c)	514,849	13,803,102
Series R, Pfd., 6.63%(c)	249,173	6,909,567
WesBanco, Inc., Series A, Pfd., 6.75%(b)(c)	48,836	1,378,152

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

107

Invesco Variable Rate Preferred ETF (VRP)–(continued)

August 31, 2021

	Shares	Value
Banks-(continued)
Wintrust Financial Corp.
Series D, Pfd., 6.50%(c)	40,486	$1,165,997
Series E, Pfd., 6.88%(c)	93,802	2,717,444
Zions Bancorporation N.A., Series G, Pfd., 6.30%(c)	45,222	1,241,344

		206,404,645

Capital Markets-6.52%
Bank of New York Mellon Corp. (The), Series G, Pfd., 4.70%(c)	7,715,000	8,498,072
Charles Schwab Corp. (The), Series H, Pfd., 4.00%(c)	19,445,000	20,247,106
Goldman Sachs Group, Inc. (The)
Series A, Pfd., (3 mo. USD LIBOR + 0.75%), 3.75%(b)(e)	231,056	5,776,400
Series C, Pfd., (3 mo. USD LIBOR + 0.75%), 4.00%(b)(e)	64,934	1,642,830
Series D, Pfd., (3 mo. USD LIBOR + 0.67%), 4.00%(b)(e)	418,970	10,491,009
Series P, Pfd., 5.00%(b)(c)	11,585,000	11,712,435
Series J, Pfd., 5.50%(c)	311,174	8,457,709
Series K, Pfd., 6.38%(c)	215,659	6,193,726
Morgan Stanley
Series A, Pfd., (3 mo. USD LIBOR + 0.70%), 4.00%(b)(e)	341,975	8,631,449
Series K, Pfd., 5.85%(c)	310,646	9,275,890
Series I, Pfd., 6.38%(c)	311,174	8,846,677
Series F, Pfd., 6.88%(c)	261,861	7,358,294
Series E, Pfd., 7.13%(c)	265,698	7,625,533
State Street Corp.
Series G, Pfd., 5.35%(b)(c)	154,005	4,546,228
Series D, Pfd., 5.90%(c)	231,060	6,527,445

		125,830,803

Consumer Finance-0.10%
GMAC Capital Trust I, Series 2, Pfd., (3 mo. USD LIBOR + 5.79%), 5.91%(b)(e)	72,876	1,918,096

Diversified Financial Services-1.41%
Citigroup Capital XIII, Pfd., (3 mo. USD LIBOR + 6.37%), 6.50%(e)	695,552	19,343,301
Compass Diversified Holdings, Series B, Pfd., 7.88%(c)	32,434	869,231
Equitable Holdings, Inc., Series B, Pfd., 4.95%(c)	3,800,000	4,142,000
Voya Financial, Inc., Series B, Pfd., 5.35%(c)	98,496	2,925,332

		27,279,864

Electric Utilities-0.39%
SCE Trust III, Series H, Pfd., 5.75%(c)	88,876	2,316,997
SCE Trust IV, Series J, Pfd., 5.38%(c)	105,581	2,650,083
SCE Trust V, Series K, Pfd., 5.45%(c)	97,351	2,485,371

		7,452,451

Food Products-0.44%
CHS, Inc.
Series 3, Pfd., 6.75%(c)	161,225	4,570,729
Series 2, Pfd., 7.10%(c)	137,888	3,932,566

		8,503,295

	Shares	Value
Insurance-3.14%
Aegon N.V., Series 1, Pfd., (3 mo. USD LIBOR + 0.88%), 4.00% (Netherlands)(b)(e)	81,226	$2,029,025
Allstate Corp. (The), Pfd., 5.10%(c)	162,967	4,400,109
American Equity Investment Life Holding Co.
Series A, Pfd., 5.95%(b)(c)	129,702	3,565,508
Series B, Pfd., 6.63%(c)	97,024	2,693,386
Argo Group International Holdings Ltd., Pfd., 7.00%(c)	48,830	1,339,407
Aspen Insurance Holdings Ltd., Pfd., 5.95% (Bermuda)(c)	89,452	2,451,879
Athene Holding Ltd.
Series A, Pfd., 6.35%(c)	265,698	7,904,516
Series C, Pfd., 6.38%(c)	184,858	5,251,816
Enstar Group Ltd., Series D, Pfd., 7.00%(c)	129,229	3,836,809
Hartford Financial Services Group, Inc. (The), Pfd., 7.88%(c)	195,998	5,168,467
MetLife, Inc.
Series G, Pfd., 3.85%(c)	7,745,000	8,151,613
Series A, Pfd., (3 mo. USD LIBOR + 1.00%), 4.00%(b)(e)	184,858	4,808,157
Reinsurance Group of America, Inc.
Pfd., 5.75%(c)	131,234	3,771,665
Pfd., 6.20%(c)	130,041	3,431,782
SiriusPoint Ltd., Series B, Pfd., 8.00% (Bermuda)(c)	61,339	1,769,017

		60,573,156

Marine-0.07%
Atlas Corp., Series I, Pfd., 8.00% (Canada)(b)(c)	48,729	1,322,992

Mortgage REITs-2.95%
ACRES Commercial Realty Corp., Pfd., 8.63%(c)	38,489	983,779
AGNC Investment Corp.
Series F, Pfd., 6.13%(c)	187,933	4,805,447
Series E, Pfd., 6.50%(b)(c)	130,980	3,379,284
Series D, Pfd., 6.88%(c)	76,379	2,000,366
Series C, Pfd., 7.00%(b)(c)	105,435	2,752,908
Annaly Capital Management, Inc.
Series G, Pfd., 6.50%(c)	138,090	3,558,579
Series I, Pfd., 6.75%(c)	144,227	3,771,536
Series F, Pfd., 6.95%(c)	221,799	5,686,926
Chimera Investment Corp.
Series C, Pfd., 7.75%(c)	84,397	2,244,116
Series B, Pfd., 8.00%(c)	106,732	2,811,321
Series D, Pfd., 8.00%(c)	65,208	1,726,056
Dynex Capital, Inc., Series C, Pfd., 6.90%(b)(c)	36,262	951,877
Ellington Financial, Inc., Pfd., 6.75%(c)	37,113	989,432
MFA Financial, Inc., Series C, Pfd., 6.50%(c)	88,888	2,123,534
New Residential Investment Corp.
Series C, Pfd., 6.38%(c)	130,921	3,122,466
Series B, Pfd., 7.13%(c)	91,386	2,348,620
Series A, Pfd., 7.50%(b)(c)	50,184	1,308,799

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Invesco Variable Rate Preferred ETF (VRP)–(continued)

August 31, 2021

	Shares	Value
Mortgage REITs-(continued)
New York Mortgage Trust, Inc.
Series F, Pfd., 6.88%(c)	37,581	$913,970
Series E, Pfd., 7.88%(b)(c)	56,220	1,460,033
Series D, Pfd., 8.00%(c)	47,377	1,232,276
PennyMac Mortgage Investment Trust
Series B, Pfd., 8.00%(b)(c)	63,440	1,718,590
Series A, Pfd., 8.13%(c)	37,250	980,420
Two Harbors Investment Corp.
Series C, Pfd., 7.25%(c)	96,418	2,452,874
Series B, Pfd., 7.63%(c)	93,027	2,403,818
Series A, Pfd., 8.13%(c)	46,967	1,261,534

		56,988,561

Multi-Utilities-1.02%
Algonquin Power & Utilities Corp.
Series 19-A, Pfd., 6.20% (Canada)(c)	113,691	3,183,348
Pfd., 6.88% (Canada)(c)	93,158	2,562,776
CenterPoint Energy, Inc., Series A, Pfd., 6.13%(c)	6,142,000	6,499,004
Integrys Holding, Inc., Pfd., 6.00%(c)	112,450	2,975,427
NiSource, Inc., Series B, Pfd., 6.50%(c)	163,155	4,506,341

		19,726,896

Oil, Gas & Consumable Fuels-1.96%
Altera Infrastructure L.P., Series E, Pfd., 8.88% (United Kingdom)(c)	33,524	210,531
DCP Midstream L.P.
Series B, Pfd., 7.88%(c)	52,366	1,304,961
Series C, Pfd., 7.95%(c)	35,781	896,672
Enbridge, Inc., Series B, Pfd., 6.38% (Canada)(c)	184,858	5,013,349
Energy Transfer L.P.
Series C, Pfd., 7.38%(c)	149,983	3,722,578
Series E, Pfd., 7.60%(c)	246,460	6,196,004
Series D, Pfd., 7.63%(c)	143,903	3,623,478
GasLog Partners L.P.
Series B, Pfd., 8.20% (Greece)(c)	37,768	946,088
Series C, Pfd., 8.50% (Greece)(c)	32,613	824,457
Series A, Pfd., 8.63% (Greece)(c)	47,419	1,237,162
NGL Energy Partners L.P., Series B, Pfd., 9.00%(c)	100,472	1,111,220
NuStar Energy L.P.
Series B, Pfd., 7.63%(c)	125,318	2,750,730
Series A, Pfd., 8.50%(c)	73,605	1,809,211
Series C, Pfd., 9.00%(c)	55,949	1,393,690
NuStar Logistics L.P., Pfd., (3 mo. USD LIBOR + 6.73%), 6.86%(e)	131,083	3,304,602
Teekay LNG Partners L.P., Series B, Pfd., 8.50% (Bermuda)(c)	55,461	1,504,657

	Shares	Value
Oil, Gas & Consumable Fuels-(continued)
Tsakos Energy Navigation Ltd.
Series E, Pfd., 9.25% (Greece)(c)	37,183	$876,217
Series F, Pfd., 9.50% (Greece)(c)	48,698	1,149,760

		37,875,367

Thrifts & Mortgage Finance-0.30%
Merchants Bancorp, Series B, Pfd., 6.00%(c)	41,024	1,084,674
New York Community Bancorp, Inc., Series A, Pfd., 6.38%(c)	158,662	4,648,797

		5,733,471

Trading Companies & Distributors-0.59%
Air Lease Corp., Series A, Pfd., 6.15%(b)(c)	83,208	2,254,105
Fortress Transportation and Infrastructure Investors LLC
Series B, Pfd., 8.00%(c)	37,574	981,433
Series A, Pfd., 8.25%(c)	33,460	870,629
Series C, Pfd., 8.25%(c)	32,427	915,090
Textainer Group Holdings Ltd., Pfd., 7.00% (China)(c)	48,052	1,279,625
WESCO International, Inc., Series A, Pfd., 10.63%(c)	166,418	5,197,234

		11,498,116

Total Preferred Stocks (Cost $560,694,679)		571,107,713

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.20% (Cost $1,855,665,358)		1,914,985,801

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.51%
Invesco Private Government Fund, 0.02%(g)(h)(i)	26,043,680	26,043,680
Invesco Private Prime Fund, 0.11%(g)(h)(i)	61,008,434	61,032,838

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $87,076,517)		87,076,518

TOTAL INVESTMENTS IN SECURITIES-103.71% (Cost $1,942,741,875)		2,002,062,319
OTHER ASSETS LESS LIABILITIES-(3.71)%		(71,638,131)

NET ASSETS-100.00%		$1,930,424,188

Investment Abbreviations:
Conv.	-Convertible
LIBOR	-London Interbank Offered Rate
Pfd.	-Preferred
REIT	-Real Estate Investment Trust
USD	-U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

Invesco Variable Rate Preferred ETF (VRP)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2021.
(f)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2021 represented less than 1% of the Fund’s Net Assets.

(g)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$258,738,555	$(258,738,555)	$-	$-	$-	$1,220
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	6,056,704	(6,056,704)	-	-	-	6
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	26,063,360	166,156,994	(166,176,674)	-	-	26,043,680	6,549	*
Invesco Private Prime Fund	8,688,001	235,912,001	(183,573,172)	2	6,006	61,032,838	57,364	*

Total	$34,751,361	$666,864,254	$(614,545,105)	$2	$6,006	$87,076,518	$65,139

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(h)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

Invesco VRDO Tax-Free ETF (PVI)

August 31, 2021

Schedule of Investments

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-98.19%
California-16.08%
ABAG Finance Authority for Nonprofit Corps. (Sharp Healthcare), Series 2009 C, VRD RB, (LOC - Citibank, N.A.)(a)(b)	0.01%	08/01/2035	$2,200	$2,200,000
Modesto (City of), CA Public Financing Authority, Series 2008, Ref. VRD RB, (LOC - Bank of the West)(a)(b)	0.02%	09/01/2033	1,000	1,000,000
Riverside (City of), CA, Series 2008 A, Ref. VRD RB, (LOC - Barclays Bank PLC)(a)(b)	0.01%	10/01/2029	1,300	1,300,000
San Diego (County of), CA Regional Transportation Commission, Series 2008 C, VRD RB(a)	0.01%	04/01/2038	1,500	1,500,000
San Mateo (County of), CA Joint Powers Financing Authority (Public Safety), Series 2007 A, VRD RB, (LOC - Wells Fargo Bank, N.A.)(a)(b)	0.03%	04/01/2039	1,800	1,800,000

				7,800,000

Colorado-4.53%
Colorado Springs (City of), CO, Series 2006 B, VRD RB(a)	0.02%	11/01/2036	2,200	2,200,000

District of Columbia-5.05%
District of Columbia, Series 1998 A, VRD RB, (LOC - PNC Bank, N.A.)(a)(b)	0.01%	08/15/2038	1,150	1,150,000
District of Columbia (Georgetown University), Series 2007 B-2, Ref. VRD RB, (LOC - Bank of America, N.A.)(a)(b)	0.02%	04/01/2041	1,300	1,300,000

				2,450,000

Florida-6.18%
Florida Keys Aqueduct Authority, Series 2008, Ref. VRD RB, (LOC - TD Bank, N.A.)(a)(b)	0.01%	09/01/2035	1,500	1,500,000
West Palm Beach (City of), FL, Series 2008 C, VRD RB, (INS - AGC)(a)(c)	0.02%	10/01/2038	1,500	1,500,000

				3,000,000

Indiana-4.95%
Indianapolis (City of), IN, Series 2008, VRD RB, (LOC - Fannie Mae)(a)(b)	0.02%	05/15/2038	2,400	2,400,000

Louisiana-4.74%
Louisiana (State of) Offshore Terminal Authority Deepwater Port (Loop LLC), Series 2013 B, Ref. VRD RB, (LOC - JPMorgan Chase Bank, N.A.)(a)(b)	0.02%	09/01/2033	2,000	2,000,000
Louisiana (State of) Public Facilities Authority (CHRISTUS Health), Series 2009 B2, Ref. VRD RB, (LOC - Bank of New York Mellon)(a)(b)	0.02%	07/01/2047	300	300,000

				2,300,000

Maryland-4.53%
Washington (State of) Suburban Sanitary Commission, Series 2015 A-2, VRD RB(a)	0.01%	06/01/2023	2,200	2,200,000

Massachusetts-0.62%
Massachusetts (State of) Bay Transportation Authority, Series 2018 A-2, Ref. VRD RB(a)	0.01%	07/01/2026	300	300,000

Missouri-5.56%
Kansas City (City of), MO (H Roe Bartle), Series 2008 F, Ref. VRD RB, (LOC - Sumitomo Mitsui Banking)(a)(b)	0.02%	04/15/2025	300	300,000
Missouri (State of) Health & Educational Facilities Authority (BJC Health System), Series 2008 C, VRD RB(a)	0.02%	05/15/2038	2,400	2,400,000

				2,700,000

Nevada-2.58%
Clark (County of), NV Department of Aviation, Series 2008 D-3, VRD RB, (LOC - Bank of America, N.A.)(a)(b)	0.02%	07/01/2029	1,250	1,250,000

New York-22.88%
Battery Park (City of), NY Authority, Series 2019 D-1, Ref. VRD RB(a)	0.02%	11/01/2038	1,800	1,800,000
Build NYC Resource Corp., Series 2015, Ref. VRD RB, (LOC - TD Bank, N.A.)(a)(b)	0.02%	04/01/2045	2,400	2,400,000
New York (City of), NY, Series 2016 A5, VRD GO Bonds(a)	0.01%	08/01/2044	2,300	2,300,000
New York (State of) Housing Finance Agency (Flatbush Avenue Housing), Series 2010, VRD RB, (LOC - Helaba)(a)(b)	0.02%	11/01/2044	1,000	1,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

111

Invesco VRDO Tax-Free ETF (PVI)–(continued)

August 31, 2021

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York State Urban Development Corp., Series 2008 A-1, Ref. VRD RB, (LOC - Wells Fargo Bank, N.A.)(a)(b)	0.01%	01/01/2030	$1,200	$1,200,000
Triborough Bridge & Tunnel Authority, Series 2005 A, VRD RB, (LOC - Barclays Bank PLC)(a)(b)	0.01%	11/01/2041	2,400	2,400,000

				11,100,000

North Carolina-0.21%
Charlotte (City of), NC, Series 2006 B, VRD RB(a)	0.01%	07/01/2036	100	100,000

Ohio-2.58%
Franklin (County of), OH (OhioHealth Corp.), Series 2009 A, Ref. VRD RB(a)	0.01%	11/15/2041	1,250	1,250,000

Pennsylvania-4.12%
General Authority of Southcentral Pennsylvania (WellSpan Health Obligated Group), Series 2019 D, Ref. VRD RB(a)	0.04%	06/01/2037	2,000	2,000,000

Tennessee-1.95%
Sevier (County of), TN Public Building Authority, Series 2010 D-1, VRD RB, (LOC - Bank of America, N.A.)(a)(b)	0.02%	06/01/2026	945	945,000

Texas-7.72%
Austin (City of), TX, Series 2008, Ref. VRD RB, (LOC - Barclays Bank PLC)(a)(b)	0.03%	05/15/2031	1,635	1,635,000
Texas (State of), Series 2015 B, VRD GO Bonds(a)	0.03%	06/01/2046	1,610	1,610,000
University of Texas System Board of Regents, Series 2008 B, VRD RB(a)	0.01%	08/01/2025	500	500,000

				3,745,000

Washington-3.91%
Washington (State of) Higher Education Facilities Authority (Whitman College), Series 2004, VRD Ref. RB(a)	0.02%	10/01/2029	1,900	1,900,000

TOTAL INVESTMENTS IN SECURITIES(d)-98.19% (Cost $47,640,000)				47,640,000
OTHER ASSETS LESS LIABILITIES-1.81%				877,605

NET ASSETS-100.00%				$48,517,605

Investment Abbreviations:
AGC	-Assured Guaranty Corp.
GO	-General Obligation
INS	-Insurer
LOC	-Letter of Credit
RB	-Revenue Bonds
Ref.	-Refunding
VRD	-Variable Rate Demand

Notes to Schedule of Investments:

(a)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2021.

(b)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Barclays Bank PLC	11.20%
TD Bank, N.A.	8.19%
Bank of America, N.A.	7.34%
Wells Fargo Bank, N.A.	6.30%
Fannie Mae	5.04%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

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113

Statements of Assets and Liabilities

August 31, 2021

	Invesco 1-30 Laddered Treasury ETF (PLW)	Invesco California AMT-Free Municipal Bond ETF (PWZ)	Invesco CEF Income Composite ETF (PCEF)	Invesco Fundamental High Yield® Corporate Bond ETF (PHB)	Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)
Assets:
Unaffiliated investments in securities, at value(a)	$414,286,673	$512,240,974	$943,128,391	$817,662,317	$52,139,448
Affiliated investments in securities, at value	66,933	-	28,554,184	227,560,756	6,651,000
Cash	-	8,799,372	-	-	7,278
Deposits with brokers:
Cash segregated as collateral	-	-	-	111,631	-
Receivable for:
Dividends and interest	569,636	4,528,293	1,331,484	10,275,428	448,385
Securities lending	-	-	120,702	40,378	456
Investments sold	-	-	-	3,040,793	1,596,860
Fund shares sold	-	-	982,420	106,348	-
Other assets	-	-	-	-	-

Total assets	414,923,242	525,568,639	974,117,181	1,058,797,651	60,843,427

Liabilities:
Due to custodian	-	-	870,416	-	-
Payable for:
Investments purchased	-	5,416,762	941,032	3,233,769	2,031,286
Collateral upon return of securities loaned	-	-	16,351,252	220,465,471	6,095,894
Collateral upon receipt of securities in-kind	-	-	-	111,631	-
Accrued unitary management fees	88,462	123,578	399,988	351,370	9,855
Accrued expenses	-	-	-	643	-

Total liabilities	88,462	5,540,340	18,562,688	224,162,884	8,137,035

Net Assets	$414,834,780	$520,028,299	$955,554,493	$834,634,767	$52,706,392

Net assets consist of:
Shares of beneficial interest	$408,215,214	$485,695,806	$882,364,696	$846,081,911	$50,103,576
Distributable earnings (loss)	6,619,566	34,332,493	73,189,797	(11,447,144)	2,602,816

Net Assets	$414,834,780	$520,028,299	$955,554,493	$834,634,767	$52,706,392

Shares outstanding (unlimited amount authorized, $0.01 par value)	11,200,000	18,550,000	38,830,000	42,600,000	1,950,000
Net asset value	$37.04	$28.03	$24.61	$19.59	$27.03

Market price	$37.04	$28.05	$24.64	$19.61	$27.04

Unaffiliated investments in securities, at cost	$407,171,695	$477,535,308	$811,704,577	$789,184,111	$49,994,416

Affiliated investments in securities, at cost	$66,933	$-	$26,837,768	$227,560,754	$6,651,000

(a) Includes securities on loan with an aggregate value of:	$-	$-	$15,989,175	$213,100,774	$5,906,746

114

Invesco National AMT-Free Municipal Bond ETF (PZA)	Invesco New York AMT-Free Municipal Bond ETF (PZT)	Invesco Preferred ETF (PGX)	Invesco Taxable Municipal Bond ETF (BAB)	Invesco Treasury Collateral ETF (CLTL)	Invesco Variable Rate Preferred ETF (VRP)	Invesco VRDO Tax- Free ETF (PVI)

$2,420,248,115	$119,142,881	$7,448,027,829	$2,337,491,504	$665,774,936	$1,914,985,801	$47,640,000
-	-	251,703,600	14,885,688	1,660	87,076,518	-
53,294,324	774,012	2,691,890	-	-	-	887,099

-	-	6,639	-	-	1,824,463	-
22,631,831	1,126,677	41,949,743	19,587,332	2,076,469	19,208,420	809

-	-	296,808	-	-	64,643	-
-	-	24,835,595	-	93,884,299	1,296,356	-
-	-	4,535,490	-	-	5,390,775	-
-	-	375	-	-	-	-

2,496,174,270	121,043,570	7,774,047,969	2,371,964,524	761,737,364	2,029,846,976	48,527,908

-	-	-	-	-	2,938,569	-

25,222,811	-	140,317,047	5,925,000	93,885,245	6,777,314	-

-	-	171,324,401	-	-	87,076,517	-
-	-	6,639	-	-	1,824,463	-
583,120	28,896	3,155,021	563,885	46,681	801,786	10,303
-	-	-	-	-	4,139	-

25,805,931	28,896	314,803,108	6,488,885	93,931,926	99,422,788	10,303

$2,470,368,339	$121,014,674	$7,459,244,861	$2,365,475,639	$667,805,438	$1,930,424,188	$48,517,605

$2,333,535,104	$113,413,824	$7,456,828,274	$2,183,536,016	$667,689,707	$1,902,934,889	$48,517,605
136,833,235	7,600,850	2,416,587	181,939,623	115,731	27,489,299	-

$2,470,368,339	$121,014,674	$7,459,244,861	$2,365,475,639	$667,805,438	$1,930,424,188	$48,517,605

90,850,000	4,600,000	493,700,000	70,500,000	6,320,001	73,400,000	1,950,000
$27.19	$26.31	$15.11	$33.55	$105.67	$26.30	$24.88

$27.21	$26.29	$15.12	$33.46	$105.68	$26.38	$24.88

$2,273,867,544	$112,102,312	$7,219,385,111	$2,150,519,320	$665,764,337	$1,855,665,358	$47,640,000

$-	$-	$251,703,599	$14,885,688	$1,660	$87,076,517	$-

$-	$-	$167,434,484	$-	$-	$84,391,356	$-

115

Statements of Operations

For the year ended August 31, 2021

	Invesco 1-30 Laddered Treasury ETF (PLW)	Invesco California AMT-Free Municipal Bond ETF (PWZ)	Invesco CEF Income Composite ETF (PCEF)	Invesco Fundamental High Yield® Corporate Bond ETF (PHB)	Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)
Investment income:
Unaffiliated interest income	$3,401,231	$12,448,746	$-	$31,964,454	$1,321,308
Unaffiliated dividend income	-	-	36,828,301	-	-
Affiliated dividend income	27	-	542,341	1,037	41
Securities lending income	12,808	-	2,431,992	244,067	3,896
Foreign withholding tax	-	-	-	-	-

Total investment income	3,414,066	12,448,746	39,802,634	32,209,558	1,325,245

Expenses:
Unitary management fees	623,493	1,347,846	4,144,607	3,974,925	119,941
Tax expenses	-	-	-	645	-

Total expenses	623,493	1,347,846	4,144,607	3,975,570	119,941

Less: Waivers	(41)	-	(301)	(2,362)	(113)

Net expenses	623,452	1,347,846	4,144,306	3,973,208	119,828

Net investment income (loss)	2,790,614	11,100,900	35,658,328	28,236,350	1,205,417

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(376,626)	271,089	(9,043,463)	4,063,216	568,900
Affiliated investment securities	(468)	-	(1,309)	3,857	35
Unaffiliated in-kind redemptions	(1,317,412)	1,255,976	9,801,979	18,972,152	789,009
Affiliated in-kind redemptions	-	-	18,645	-	-
Distributions of underlying fund shares	-	-	946,859	-	-

Net realized gain (loss)	(1,694,506)	1,527,065	1,722,711	23,039,225	1,357,944

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	7,884,570	5,397,337	152,856,010	8,186,361	(1,886,306)
Affiliated investment securities	-	-	1,707,301	2	-

Change in net unrealized appreciation (depreciation)	7,884,570	5,397,337	154,563,311	8,186,363	(1,886,306)

Net realized and unrealized gain (loss)	6,190,064	6,924,402	156,286,022	31,225,588	(528,362)

Net increase (decrease) in net assets resulting from operations	$8,980,678	$18,025,302	$191,944,350	$59,461,938	$677,055

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

Invesco National AMT-Free Municipal Bond ETF (PZA)	Invesco New York AMT-Free Municipal Bond ETF (PZT)	Invesco Preferred ETF (PGX)	Invesco Taxable Municipal Bond ETF (BAB)	Invesco Treasury Collateral ETF (CLTL)	Invesco Variable Rate Preferred ETF (VRP)	Invesco VRDO Tax- Free ETF (PVI)

$60,958,126	$2,922,375	$-	$64,943,975	$1,335,863	$50,240,642	$30,411
-	-	367,182,708	-	-	22,853,084	-
-	-	14,621	14,580	28	1,226	-
-	-	3,352,041	-	-	960,839	-
-	-	(5,269)	-	-	-	-

60,958,126	2,922,375	370,544,101	64,958,555	1,335,891	74,055,791	30,411

6,575,759	311,490	34,364,845	6,360,477	631,729	7,976,899	121,589
-	-	-	-	-	642	-

6,575,759	311,490	34,364,845	6,360,477	631,729	7,977,541	121,589

-	-	(29,554)	(50,930)	(50)	(1,945)	-

6,575,759	311,490	34,335,291	6,309,547	631,679	7,975,596	121,589

54,382,367	2,610,885	336,208,810	58,649,008	704,212	66,080,195	(91,178)

501,254	1,060,070	(60,983,985)	(1,625,195)	145,657	(716,120)	1
-	-	6,568	-	-	6,006	-
13,177,917	-	26,252,842	985,001	45,228	1,592,736	-
-	-	-	-	-	-	-
-	-	-	-	-	-	-

13,679,171	1,060,070	(34,724,575)	(640,194)	190,885	882,622	1

17,827,087	1,685,253	136,273,003	11,250,834	(639,820)	81,713,864	-
-	-	2	-	-	2	-

17,827,087	1,685,253	136,273,005	11,250,834	(639,820)	81,713,866	-

31,506,258	2,745,323	101,548,430	10,610,640	(448,935)	82,596,488	1

$85,888,625	$5,356,208	$437,757,240	$69,259,648	$255,277	$148,676,683	$(91,177)

117

Statements of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	Invesco 1-30 Laddered Treasury ETF (PLW)		Invesco California AMT-Free Municipal Bond ETF (PWZ)
	2021	2020	2021	2020
Operations:
Net investment income	$2,790,614	$2,305,480	$11,100,900	$9,737,280
Net realized gain (loss)	(1,694,506)	13,797,774	1,527,065	1,464,819
Change in net unrealized appreciation (depreciation)	7,884,570	(10,100,653)	5,397,337	5,525,914

Net increase in net assets resulting from operations	8,980,678	6,002,601	18,025,302	16,728,013

Distributions to Shareholders from:
Distributable earnings	(2,682,466)	(2,310,988)	(11,220,195)	(9,796,658)

Shareholder Transactions:
Proceeds from shares sold	353,892,212	304,604,241	72,527,679	179,954,052
Value of shares repurchased	(149,258,739)	(283,516,270)	(11,222,042)	(81,617,562)
Transaction fees	-	-	-	47,470

Net increase (decrease) in net assets resulting from share transactions	204,633,473	21,087,971	61,305,637	98,383,960

Net increase (decrease) in net assets	210,931,685	24,779,584	68,110,744	105,315,315

Net assets:
Beginning of year	203,903,095	179,123,511	451,917,555	346,602,240

End of year	$414,834,780	$203,903,095	$520,028,299	$451,917,555

Changes in Shares Outstanding:
Shares sold	9,960,000	7,900,000	2,600,000	6,900,000
Shares repurchased	(3,960,000)	(7,650,000)	(400,000)	(3,100,000)
Shares outstanding, beginning of year	5,200,000	4,950,000	16,350,000	12,550,000

Shares outstanding, end of year	11,200,000	5,200,000	18,550,000	16,350,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

Invesco CEF Income Composite ETF (PCEF)		Invesco Fundamental High Yield® Corporate Bond (PHB)		Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)		Invesco National AMT-Free Municipal Bond ETF (PZA)
2021	2020	2021	2020	2021	2020	2021	2020

$35,658,328	$47,944,988	$28,236,350	$27,916,831	$1,205,417	$1,984,136	$54,382,367	$56,083,599
1,722,711	(19,338,594)	23,039,225	(22,358,689)	1,357,944	2,132,281	13,679,171	(4,242,080)
154,563,311	(24,669,496)	8,186,363	13,193,509	(1,886,306)	334,648	17,827,087	(10,782,082)

191,944,350	3,936,898	59,461,938	18,751,651	677,055	4,451,065	85,888,625	41,059,437

(59,175,022)	(61,569,372)	(28,762,385)	(28,061,635)	(1,429,402)	(1,990,881)	(55,254,764)	(56,650,368)

121,889,954	142,234,540	433,207,647	453,998,450	2,726,112	5,409,386	398,255,223	1,113,812,258
(55,211,235)	(89,454,197)	(387,083,174)	(447,423,697)	(12,297,046)	(37,011,091)	(635,680,642)	(427,602,641)
-	-	-	-	-	-	6,623	536,331

66,678,719	52,780,343	46,124,473	6,574,753	(9,570,934)	(31,601,705)	(237,418,796)	686,745,948

199,448,047	(4,852,131)	76,824,026	(2,735,231)	(10,323,281)	(29,141,521)	(206,784,935)	671,155,017

756,106,446	760,958,577	757,810,741	760,545,972	63,029,673	92,171,194	2,677,153,274	2,005,998,257

$955,554,493	$756,106,446	$834,634,767	$757,810,741	$52,706,392	$63,029,673	$2,470,368,339	$2,677,153,274

5,160,000	6,650,000	22,600,000	24,600,000	100,000	200,000	14,700,000	41,900,000
(2,480,000)	(4,550,000)	(20,100,000)	(24,400,000)	(450,000)	(1,400,000)	(23,950,000)	(16,750,000)
36,150,000	34,050,000	40,100,000	39,900,000	2,300,000	3,500,000	100,100,000	74,950,000

38,830,000	36,150,000	42,600,000	40,100,000	1,950,000	2,300,000	90,850,000	100,100,000

119

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2021 and 2020

	Invesco New York AMT-Free Municipal Bond ETF (PZT)		Invesco Preferred ETF (PGX)

	2021	2020	2021	2020
Operations:
Net investment income (loss)	$2,610,885	$2,386,497	$336,208,810	$293,903,498
Net realized gain (loss)	1,060,070	(300,744)	(34,724,575)	(87,644,001)
Change in net unrealized appreciation (depreciation)	1,685,253	459,153	136,273,005	(16,793,393)

Net increase (decrease) in net assets resulting from operations	5,356,208	2,544,906	437,757,240	189,466,104

Distributions to Shareholders from:
Distributable earnings	(2,676,754)	(2,399,843)	(339,184,665)	(296,096,193)

Shareholder Transactions:
Proceeds from shares sold	19,506,459	22,896,565	1,574,794,822	1,590,156,558
Value of shares repurchased	-	(3,813,813)	(475,078,866)	(575,184,908)
Transaction fees	-	-	-	-

Net increase (decrease) in net assets resulting from share transactions	19,506,459	19,082,752	1,099,715,956	1,014,971,650

Net increase (decrease) in net assets	22,185,913	19,227,815	1,198,288,531	908,341,561

Net assets:
Beginning of year	98,828,761	79,600,946	6,260,956,330	5,352,614,769

End of year	$121,014,674	$98,828,761	$7,459,244,861	$6,260,956,330

Changes in Shares Outstanding:
Shares sold	750,000	900,000	104,500,000	107,200,000
Shares repurchased	-	(150,000)	(32,100,000)	(44,350,000)
Shares outstanding, beginning of year	3,850,000	3,100,000	421,300,000	358,450,000

Shares outstanding, end of year	4,600,000	3,850,000	493,700,000	421,300,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

120

Invesco Taxable Municipal Bond ETF (BAB)		Invesco Treasury Collateral ETF (CLTL)		Invesco Variable Rate Preferred ETF (VRP)		Invesco VRDO Tax-Free ETF ETF (PVI)

2021	2020	2021	2020	2021	2020	2021	2020

$58,649,008	$47,750,609	$704,212	$8,457,091	$66,080,195	$71,154,137	$(91,178)	$369,757
(640,194)	7,620,761	190,885	958,606	882,622	(33,407,859)	1	(1)
11,250,834	26,074,006	(639,820)	(22,171)	81,713,866	(8,784,028)	-	-

69,259,648	81,445,376	255,277	9,393,526	148,676,683	28,962,250	(91,177)	369,756

(59,063,700)	(48,233,360)	(1,087,282)	(8,689,595)	(68,866,675)	(71,331,749)	(215)	(372,291)

448,831,007	820,344,063	140,601,442	623,230,093	454,090,463	224,131,741	2,491,033	2,492,708
(99,412,075)	(156,954,488)	(410,133,506)	(232,782,080)	(76,283,727)	(238,556,105)	(3,737,464)	(9,972,306)
-	1,035,983	-	-	-	-	-	-

349,418,932	664,425,558	(269,532,064)	390,448,013	377,806,736	(14,424,364)	(1,246,431)	(7,479,598)

359,614,880	697,637,574	(270,364,069)	391,151,944	457,616,744	(56,793,863)	(1,337,823)	(7,482,133)

2,005,860,759	1,308,223,185	938,169,507	547,017,563	1,472,807,444	1,529,601,307	49,855,428	57,337,561

$2,365,475,639	$2,005,860,759	$667,805,438	$938,169,507	$1,930,424,188	$1,472,807,444	$48,517,605	$49,855,428

13,500,000	24,950,000	1,330,000	5,890,000	17,400,000	8,800,000	100,000	100,000
(3,050,000)	(4,750,000)	(3,880,000)	(2,200,000)	(3,000,000)	(10,300,000)	(150,000)	(400,000)
60,050,000	39,850,000	8,870,001	5,180,001	59,000,000	60,500,000	2,000,000	2,300,000

70,500,000	60,050,000	6,320,001	8,870,001	73,400,000	59,000,000	1,950,000	2,000,000

121

Financial Highlights

Invesco 1-30 Laddered Treasury ETF (PLW)

	Years Ended August 31,				Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019		2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$39.21	$36.19	$31.68		$32.59		$33.81	$32.59

Net investment income(a)	0.41	0.47	0.69		0.57		0.66	0.65
Net realized and unrealized gain (loss) on investments	(2.21)	3.04	4.51		(0.91)		(1.22)	1.22

Total from investment operations	(1.80)	3.51	5.20		(0.34)		(0.56)	1.87

Distributions to shareholders from:
Net investment income	(0.37)	(0.49)	(0.69)		(0.57)		(0.66)	(0.65)

Net asset value at end of period	$37.04	$39.21	$36.19		$31.68		$32.59	$33.81

Market price at end of period(b)	$37.04	$39.14	$36.23		$31.64		$32.59	$33.84

Net Asset Value Total Return(c)	(4.60)%	9.82%	16.71%		(1.04)%		(1.63)%	5.76%
Market Price Total Return(c)	(4.43)%	9.50%	16.98%		(1.17)%		(1.72)%	5.82%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$414,835	$203,903	$179,124		$153,634		$187,393	$221,472
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.26	%(d)	0.25	%(e)	0.25%	0.25%
Net investment income	1.12%	1.25%	2.13	%(d)	2.13	%(e)	2.02%	1.94%
Portfolio turnover rate(f)	3%	9%	5%		5%		5%	6%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

122

Financial Highlights–(continued)

Invesco California AMT-Free Municipal Bond ETF (PWZ)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$27.64	$27.62	$25.86	$26.09		$26.15	$25.43

Net investment income(a)	0.64	0.67	0.67	0.54		0.65	0.74
Net realized and unrealized gain (loss) on investments	0.40	0.02	1.76	(0.23)		(0.07)	0.70

Total from investment operations	1.04	0.69	2.43	0.31		0.58	1.44

Distributions to shareholders from:
Net investment income	(0.65)	(0.67)	(0.67)	(0.53)		(0.65)	(0.75)
Return of capital	-	-	-	(0.01)		(0.01)	(0.01)

Total distributions	(0.65)	(0.67)	(0.67)	(0.54)		(0.66)	(0.76)

Transaction fees(a)	-	0.00 (b)	0.00 (b)	0.00	(b)	0.02	0.04

Net asset value at end of period	$28.03	$27.64	$27.62	$25.86		$26.09	$26.15

Market price at end of period(c)	$28.05	$27.58	$27.62	$25.83		$26.08	$26.21

Net Asset Value Total Return(d)	3.80%	2.56%	9.58%	1.22%		2.36%	5.84%
Market Price Total Return(d)	4.10%	2.34%	9.70%	1.15%		2.08%	5.79%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$520,028	$451,918	$346,602	$250,796		$237,413	$189,620
Ratio to average net assets of:
Expenses	0.28%	0.28%	0.28%	0.28	%(e)	0.28%	0.28%
Net investment income	2.31%	2.46%	2.55%	2.49	%(e)	2.52%	2.81%
Portfolio turnover rate(f)	7%	12%	13%	6%		24%	6%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

123

Financial Highlights–(continued)

Invesco CEF Income Composite ETF (PCEF)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$20.92	$22.35	$22.99	$23.96		$22.23	$21.91

Net investment income(a)(b)	0.98	1.35	1.18	1.26		1.13	1.30
Net realized and unrealized gain (loss) on investments	4.33	(1.05)	(0.19)	(0.84)		2.28	0.77

Total from investment operations	5.31	0.30	0.99	0.42		3.41	2.07

Distributions to shareholders from:
Net investment income	(1.62)	(1.73)	(1.63)	(1.39)		(1.13)	(1.34)
Return of capital	-	-	-	-		(0.55)	(0.41)

Total distributions	(1.62)	(1.73)	(1.63)	(1.39)		(1.68)	(1.75)

Net asset value at end of period	$24.61	$20.92	$22.35	$22.99		$23.96	$22.23

Market price at end of period(c)	$24.64	$20.91	$22.35	$23.01		$23.96	$22.23

Net Asset Value Total Return(d)	26.36%	1.84%	4.72%	1.85%		15.86%	10.11%
Market Price Total Return(d)	26.58%	1.80%	4.62%	1.94%		15.86%	10.41%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$955,554	$756,106	$760,959	$723,177		$703,177	$642,473
Ratio to average net assets of:
Expenses(e)	0.50%	0.50%	0.50%	0.50	%(f)	0.50%	0.50%
Net investment income(b)	4.30%	6.36%	5.35%	6.53	%(f)	4.85%	5.99%
Portfolio turnover rate(g)	25%	21%	20%	12%		15%	20%

(a)	Based on average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

124

Financial Highlights–(continued)

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$18.90	$19.06	$18.56	$19.08		$18.79	$18.25

Net investment income(a)	0.68	0.76	0.77	0.64		0.80	0.85
Net realized and unrealized gain (loss) on investments	0.71	(0.15)	0.51	(0.52)		0.29	0.54

Total from investment operations	1.39	0.61	1.28	0.12		1.09	1.39

Distributions to shareholders from:
Net investment income	(0.70)	(0.77)	(0.78)	(0.64)		(0.80)	(0.85)

Net asset value at end of period	$19.59	$18.90	$19.06	$18.56		$19.08	$18.79

Market price at end of period(b)	$19.61	$18.89	$19.07	$18.55		$19.07	$18.70

Net Asset Value Total Return(c)	7.49%	3.38%	7.12%	0.70%		5.96%	7.97%
Market Price Total Return(c)	7.66%	3.28%	7.25%	0.70%		6.42%	7.56%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$834,635	$757,811	$760,546	$948,530		$1,197,922	$1,088,137
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50	%(d)	0.50%	0.50%
Net investment income	3.55%	4.09%	4.18%	4.12	%(d)	4.23%	4.69%
Portfolio turnover rate(e)	32%	35%	17%	12%		9%	14%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

125

Financial Highlights–(continued)

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

	Years Ended August 31,				Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019		2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$27.40	$26.33	$24.80		$25.63		$25.85	$25.24

Net investment income(a)	0.60	0.71	0.76		0.57		0.65	0.65
Net realized and unrealized gain (loss) on investments	(0.26)	1.07	1.53		(0.83)		(0.22)	0.62

Total from investment operations	0.34	1.78	2.29		(0.26)		0.43	1.27

Distributions to shareholders from:
Net investment income	(0.61)	(0.71)	(0.76)		(0.57)		(0.65)	(0.66)
Net realized gains	(0.10)	-	-		-		-	-
Return of capital	-	-	-		(0.00	)(b)	-	(0.00	)(b)

Total distributions	(0.71)	(0.71)	(0.76)		(0.57)		(0.65)	(0.66)

Net asset value at end of period	$27.03	$27.40	$26.33		$24.80		$25.63	$25.85

Market price at end of period(c)	$27.04	$27.39	$26.31		$24.80		$25.62	$25.87

Net Asset Value Total Return(d)	1.25%	6.91%	9.45%		(1.01)%		1.73%	5.08%
Market Price Total Return(d)	1.34%	6.95%	9.36%		(0.98)%		1.61%	5.03%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$52,706	$63,030	$92,171		$106,620		$49,970	$58,154
Ratio to average net assets of:
Expenses	0.22%	0.22%	0.23	%(e)	0.22	%(f)	0.22%	0.22%
Net investment income	2.21%	2.68%	3.03	%(e)	2.77	%(f)	2.53%	2.55%
Portfolio turnover rate(g)	34%	36%	28%		24%		42%	20%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

126

Financial Highlights–(continued)

Invesco National AMT-Free Municipal Bond ETF (PZA)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$26.74	$26.76	$25.11	$25.58		$25.69	$25.10

Net investment income(a)	0.63	0.68	0.76	0.65		0.77	0.82
Net realized and unrealized gain (loss) on investments	0.46	(0.02)	1.65	(0.46)		(0.11)	0.57

Total from investment operations	1.09	0.66	2.41	0.19		0.66	1.39

Distributions to shareholders from:
Net investment income	(0.64)	(0.69)	(0.76)	(0.66)		(0.78)	(0.83)
Return of capital	-	-	-	-		-	(0.00	)(b)

Total distributions	(0.64)	(0.69)	(0.76)	(0.66)		(0.78)	(0.83)

Transaction fees(a)	0.00 (b)	0.01	0.00 (b)	0.00	(b)	0.01	0.03

Net asset value at end of period	$27.19	$26.74	$26.76	$25.11		$25.58	$25.69

Market price at end of period(c)	$27.21	$26.73	$26.80	$25.12		$25.55	$25.77

Net Asset Value Total Return(d)	4.11%	2.60%	9.83%	0.77%		2.70%	5.71%
Market Price Total Return(d)	4.23%	2.42%	9.96%	0.93%		2.25%	5.82%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,470,368	$2,677,153	$2,005,998	$1,659,981		$1,611,258	$1,379,633
Ratio to average net assets of:
Expenses	0.28%	0.28%	0.28%	0.28	%(e)	0.28%	0.28%
Net investment income	2.32%	2.59%	2.99%	3.10	%(e)	3.06%	3.17%
Portfolio turnover rate(f)	10%	15%	11%	8%		23%	6%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

127

Financial Highlights–(continued)

Invesco New York AMT-Free Municipal Bond ETF (PZT)

	Years Ended August 31,				Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019		2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$25.67	$25.68	$23.99		$24.47		$24.64	$24.14

Net investment income(a)	0.61	0.67	0.69		0.58		0.73	0.81
Net realized and unrealized gain (loss) on investments	0.66	(0.01)	1.70		(0.47)		(0.17)	0.51

Total from investment operations	1.27	0.66	2.39		0.11		0.56	1.32

Distributions to shareholders from:
Net investment income	(0.63)	(0.67)	(0.70)		(0.59)		(0.73)	(0.81)
Return of capital	-	-	-		-		-	(0.01)

Total distributions	(0.63)	(0.67)	(0.70)		(0.59)		(0.73)	(0.82)

Net asset value at end of period	$26.31	$25.67	$25.68		$23.99		$24.47	$24.64

Market price at end of period(b)	$26.29	$25.73	$25.70		$23.92		$24.53	$24.67

Net Asset Value Total Return(c)	5.00%	2.66%	10.17%		0.46%		2.37%	5.50%
Market Price Total Return(c)	4.66%	2.83%	10.58%		(0.08)%		2.49%	6.02%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$121,015	$98,829	$79,601		$63,577		$66,061	$64,063
Ratio to average net assets of:
Expenses	0.28%	0.28%	0.29	%(d)	0.28	%(e)	0.28%	0.28%
Net investment income	2.35%	2.64%	2.84	%(d)	2.89	%(e)	3.01%	3.26%
Portfolio turnover rate(f)	15%	12%	11%		7%		22%	21%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

128

Financial Highlights–(continued)

Invesco Preferred ETF (PGX)

	Years Ended August 31,						Ten Months Ended August 31,		Years Ended October 31,
	2021		2020		2019		2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$14.86		$14.93		$14.60		$14.97		$14.96	$14.78

Net investment income(a)	0.73		0.75		0.78		0.71		0.84	0.84
Net realized and unrealized gain (loss) on investments	0.26		(0.06)		0.36		(0.40)		0.02	0.20

Total from investment operations	0.99		0.69		1.14		0.31		0.86	1.04

Distributions to shareholders from:
Net investment income	(0.74)		(0.76)		(0.81)		(0.68)		(0.85)	(0.86)

Net asset value at end of period	$15.11		$14.86		$14.93		$14.60		$14.97	$14.96

Market price at end of period(b)	$15.12		$14.91		$14.97		$14.62		$14.96	$15.00

Net Asset Value Total Return(c)	6.81%		4.98%		8.23%		2.18%		5.97%	7.22%
Market Price Total Return(c)	6.52%		5.04%		8.37%		2.39%		5.60%	7.36%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$7,459,245		$6,260,956		$5,352,615		$5,378,011		$5,333,535	$4,730,845
Ratio to average net assets of:
Expenses	0.50	%(d)	0.50	%(d)	0.50	%(d)	0.50	%(d)(e)	0.50%	0.50%
Net investment income	4.89	%(d)	5.20	%(d)	5.45	%(d)	5.83	%(d)(e)	5.66%	5.63%
Portfolio turnover rate(f)	25%		18%		15%		16%		10%	14%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

129

Financial Highlights–(continued)

Invesco Taxable Municipal Bond ETF (BAB)

	Years Ended August 31,				Ten Months Ended August 31,		Years Ended October 31,
	2021		2020	2019	2018		2017		2016
Per Share Operating Performance:
Net asset value at beginning of period	$33.40		$32.83	$29.66	$30.38		$30.68		$29.11

Net investment income(a)	0.85		1.07	1.23	1.01		1.21		1.26
Net realized and unrealized gain (loss) on investments	0.16		0.58	3.14	(0.72)		(0.32)		1.54

Total from investment operations	1.01		1.65	4.37	0.29		0.89		2.80

Distributions to shareholders from:
Net investment income	(0.86)		(1.10)	(1.23)	(1.02)		(1.21)		(1.27)

Transaction fees(a)	-		0.02	0.03	0.01		0.02		0.04

Net asset value at end of period	$33.55		$33.40	$32.83	$29.66		$30.38		$30.68

Market price at end of period(b)	$33.46		$33.41	$32.97	$29.51		$30.45		$30.74

Net Asset Value Total Return(c)	3.08%		5.28%	15.31%	1.02%		3.14%		9.93%
Market Price Total Return(c)	2.78%		4.88%	16.39%	0.29%		3.19%		9.90%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,365,476		$2,005,861	$1,308,223	$938,871		$972,235		$1,070,679
Ratio to average net assets of:
Expenses, after Waivers	0.28	%(d)	0.27%	0.28%	0.28	%(e)	0.28	%(d)	0.27%
Expenses, prior to Waivers	0.28	%(d)	0.28%	0.28%	0.28	%(e)	0.28	%(d)	0.27%
Net investment income	2.58	%(d)	3.32%	4.06%	4.06	%(e)	4.05	%(d)	4.14%
Portfolio turnover rate(f)	5%		18%	7%	4%		6%		0	%(g)

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended October 31, 2017, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

(g)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

130

Financial Highlights–(continued)

Invesco Treasury Collateral ETF (CLTL)

						For the Period
						January 10, 2017(a)
				Ten Months Ended		Through
	Years Ended August 31,			August 31,		October 31,
	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$105.77	$105.60	$105.48	$105.93		$105.35

Net investment income(b)	0.09	1.27	2.39	1.28		0.66
Net realized and unrealized gain (loss) on investments	(0.06)	0.37	0.16	0.00	(c)	(0.08)

Total from investment operations	0.03	1.64	2.55	1.28		0.58

Distributions to shareholders from:
Net investment income	(0.09)	(1.45)	(2.43)	(1.73)		-
Net realized gains	(0.04)	(0.02)	-	-		-

Total distributions	(0.13)	(1.47)	(2.43)	(1.73)		-

Net asset value at end of period	$105.67	$105.77	$105.60	$105.48		$105.93

Market price at end of period(d)	$105.68	$105.78	$105.62	$105.54		$105.94

Net Asset Value Total Return(e)	0.03%	1.56%	2.44%	1.22%		0.55	%(f)
Market Price Total Return(e)	0.04%	1.55%	2.41%	1.27%		0.56	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$667,805	$938,170	$547,018	$468,323		$454,429
Ratio to average net assets of:
Expenses	0.08%	0.08%	0.08%	0.08	%(g)	0.08	%(g)
Net investment income	0.09%	1.20%	2.27%	1.45	%(g)	0.77	%(g)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (January 12, 2017, the first day of trading on the Exchange) to October 31, 2017 was 0.55%. The market price total return from Fund Inception to October 31, 2017 was 0.54%.

(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

131

Financial Highlights–(continued)

Invesco Variable Rate Preferred ETF (VRP)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$24.96	$25.28	$25.14	$25.87		$25.33	$24.36

Net investment income(a)	1.07	1.13	1.14	0.91		1.21	1.23
Net realized and unrealized gain (loss) on investments	1.38	(0.31)	0.33	(0.66)		0.56	0.98

Total from investment operations	2.45	0.82	1.47	0.25		1.77	2.21

Distributions to shareholders from:
Net investment income	(1.11)	(1.14)	(1.33)	(0.98)		(1.23)	(1.24)

Net asset value at end of period	$26.30	$24.96	$25.28	$25.14		$25.87	$25.33

Market price at end of period(b)	$26.38	$25.01	$25.33	$25.11		$25.94	$25.42

Net Asset Value Total Return(c)	10.00%	3.48%	6.17%	1.01%		7.18%	9.43%
Market Price Total Return(c)	10.11%	3.51%	6.52%	0.62%		7.08%	9.63%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,930,424	$1,472,807	$1,529,601	$2,192,114		$1,890,954	$899,060
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50	%(d)	0.50%	0.50%
Net investment income	4.14%	4.61%	4.63%	4.31	%(d)	4.72%	5.03%
Portfolio turnover rate(e)	15%	22%	13%	7%		4%	17%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

132

Financial Highlights–(continued)

Invesco VRDO Tax-Free ETF (PVI)

	Years Ended August 31,						Ten Months Ended August 31,		Years Ended October 31,
	2021		2020		2019		2018		2017		2016
Per Share Operating Performance:
Net asset value at beginning of period	$24.93		$24.93		$24.93		$24.93		$24.93		$24.93

Net investment income (loss)(a)	(0.05)		0.17		0.31		0.20		0.13		0.02
Net realized and unrealized gain on investments	0.00	(b)	(0.00	)(b)	-		-		(0.00	)(b)	-

Total from investment operations	(0.05)		0.17		0.31		0.20		0.13		0.02

Distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.17)		(0.31)		(0.20)		(0.13)		(0.02)
Return of capital	-		-		-		-		(0.00	)(b)	(0.00	)(b)

Total distributions	(0.00	)(b)	(0.17)		(0.31)		(0.20)		(0.13)		(0.02)

Net asset value at end of period	$24.88		$24.93		$24.93		$24.93		$24.93		$24.93

Market price at end of period(c)	$24.88		$24.93		$24.96		$24.93		$24.93		$24.91

Net Asset Value Total Return(d)	(0.20)%		0.69%		1.26%		0.82%		0.51%		0.07%
Market Price Total Return(d)	(0.20)%		0.58%		1.38%		0.82%		0.59%		(0.01)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$48,518		$49,855		$57,338		$62,327		$83,512		$59,831
Ratio to average net assets of:
Expenses	0.25%		0.25%		0.26	%(e)	0.25	%(f)	0.25%		0.25%
Net investment income (loss)	(0.19)%		0.70%		1.25	%(e)	0.98	%(f)	0.51%		0.06%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

133

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2021

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco 1-30 Laddered Treasury ETF (PLW)	“1-30 Laddered Treasury ETF”

Invesco California AMT-Free Municipal Bond ETF (PWZ)	“California AMT-Free Municipal Bond ETF”

Invesco CEF Income Composite ETF (PCEF)	“CEF Income Composite ETF”

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)	“Fundamental High Yield® Corporate Bond ETF”

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)	“Fundamental Investment Grade Corporate Bond ETF”

Invesco National AMT-Free Municipal Bond ETF (PZA)	“National AMT-Free Municipal Bond ETF”

Invesco New York AMT-Free Municipal Bond ETF (PZT)	“New York AMT-Free Municipal Bond ETF”

Invesco Preferred ETF (PGX)	“Preferred ETF”

Invesco Taxable Municipal Bond ETF (BAB)	“Taxable Municipal Bond ETF”

Invesco Treasury Collateral ETF (CLTL)	“Treasury Collateral ETF”

Invesco Variable Rate Preferred ETF (VRP)	“Variable Rate Preferred ETF”

Invesco VRDO Tax-Free ETF (PVI)	“VRDO Tax-Free ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of 1-30 Laddered Treasury ETF, which are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units of 1-30 Laddered Treasury ETF, CEF Income Composite ETF, Fundamental High Yield® Corporate Bond ETF, Fundamental Investment Grade Corporate Bond ETF, Preferred ETF, Treasury Collateral ETF and Variable Rate Preferred ETF are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Creation Units of California AMT-Free Municipal Bond ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF, Taxable Municipal Bond ETF and VRDO Tax-Free ETF are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

To provide enhanced daily liquidity, Treasury Collateral ETF determines its NAV twice each day, at 12:00 p.m. ET and 4:00 p.m. ET. The Fund provides same-day settlement for creation/redemption trades in the primary market for any trades placed before the initial daily NAV strike.

CEF Income Composite ETF is a “fund of funds,” in that it invests in other funds (“Underlying Funds”). Each Underlying Fund’s accounting policies are outlined in that Underlying Fund’s financial statements and are publicly available.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

1-30 Laddered Treasury ETF	Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index

California AMT-Free Municipal Bond ETF	ICE BofA California Long-Term Core Plus Municipal Securities Index

CEF Income Composite ETF	S-Network Composite Closed-End Fund IndexSM

Fundamental High Yield® Corporate Bond ETF	RAFI® Bonds U.S. High Yield 1-10 Index

Fundamental Investment Grade Corporate Bond ETF	RAFI® Bonds U.S. Investment Grade 1-10 Index

National AMT-Free Municipal Bond ETF	ICE BofA National Long-Term Core Plus Municipal Securities Index

New York AMT-Free Municipal Bond ETF	ICE BofA New York Long-Term Core Plus Municipal Securities Index

Preferred ETF	ICE BofA Core Plus Fixed Rate Preferred Securities Index

Taxable Municipal Bond ETF	ICE BofA US Taxable Municipal Securities Plus Index

Treasury Collateral ETF	ICE U.S. Treasury Short Bond Index

Variable Rate Preferred ETF	ICE Variable Rate Preferred & Hybrid Securities Index

VRDO Tax-Free ETF	ICE US Municipal AMT-Free VRDO Constrained Index

134

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity

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to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

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The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to Invesco Advisers, Inc. (the “Sub-Adviser”) for Treasury Collateral ETF and, for each Fund, the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from

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investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. However, unlike most ETFs, certain Funds currently intend to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, a Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of each Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between each Fund and conventional ETFs.

Changing Global Fixed-Income Market Conditions Risk. The historically low interest rate environment observed over the past several years was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. In recent years, the FRB and certain foreign central banks began “tapering” their quantitative easing programs, leading to fluctuations in the Federal Funds Rate and equivalent foreign rates. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the FRB and foreign central banks or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and a Fund’s transaction costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are

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more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

Foreign Fixed-Income Investment Risk. For certain Funds, investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Fund of Funds Risk. Because CEF Income Composite ETF invests primarily in other funds, its investment performance largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise its Underlying Index. In addition, at times, certain of the segments of the market represented by Underlying Funds in which the Fund invests may be out of favor and underperform other segments. The Fund will pay indirectly a proportional share of the fees and expenses of the Underlying Funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own unitary management fee.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

LIBOR Risk. Certain Funds may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on a Fund or the instruments in which a Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to a Fund.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Mortgage-Backed and Asset-Backed Securities Risk. For certain Funds, investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than

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expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value. In addition, TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction and counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

Municipal Insurance Risk. A portion of the municipal securities that certain Funds hold may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund’s Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Municipal Securities Risk. Certain Funds invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Because certain Funds issue and redeem Creation Units principally for cash, such Funds will incur higher costs in buying and selling securities than if they issued and redeemed Creation Units in-kind. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because California AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF and Variable Rate Preferred ETF are non-diversified and can invest a greater portion of their respective assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Not a Money Market Fund. Treasury Collateral ETF is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, the Fund’s investments may be more susceptible than a money market fund’s investments to credit risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, and it is possible for the Fund to lose money. The Fund does not seek to maintain a stable NAV of $1.00 per share.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If a Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received any income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities.

Risks of Investing in Closed-End Funds. For CEF Income Composite ETF, the shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that the Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

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Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tax Risk. There is no guarantee that the income from certain Funds will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

U.S. Government Obligation Risk. Certain Funds may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services, and for Treasury Collateral ETF, the oversight of the Sub-Adviser.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

1-30 Laddered Treasury ETF	0.25%

California AMT-Free Municipal Bond ETF	0.28%

CEF Income Composite ETF	0.50%

Fundamental High Yield® Corporate Bond ETF	0.50%

Fundamental Investment Grade Corporate Bond ETF	0.22%

141

Unitary Management Fees (as a % of average daily net assets)

National AMT-Free Municipal Bond ETF	0.28%

New York AMT-Free Municipal Bond ETF	0.28%

Preferred ETF	0.50%

Taxable Municipal Bond ETF	0.28%

Treasury Collateral ETF	0.08%

Variable Rate Preferred ETF	0.50%

VRDO Tax-Free ETF	0.25%

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2021, the Adviser waived fees for each Fund in the following amounts:

1-30 Laddered Treasury ETF	$41

California AMT-Free Municipal Bond ETF	-

CEF Income Composite ETF	301

Fundamental High Yield® Corporate Bond ETF	2,362

Fundamental Investment Grade Corporate Bond ETF	113

National AMT-Free Municipal Bond ETF	-

New York AMT-Free Municipal Bond ETF	-

Preferred ETF	29,554

Taxable Municipal Bond ETF	50,930

Treasury Collateral ETF	50

Variable Rate Preferred ETF	1,945

VRDO Tax-Free ETF	-

For Treasury Collateral ETF, the Adviser has entered into a sub-advisory agreement with the Sub-Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser from the Fund.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

1-30 Laddered Treasury ETF	Nasdaq, Inc.

California AMT-Free Municipal Bond ETF	ICE Data Indices, LLC

CEF Income Composite ETF	S-Network Global Indexes, LLC

Fundamental High Yield® Corporate Bond ETF	Research Affiliates®

Fundamental Investment Grade Corporate Bond ETF	Research Affiliates®

National AMT-Free Municipal Bond ETF	ICE Data Indices, LLC

New York AMT-Free Municipal Bond ETF	ICE Data Indices, LLC

Preferred ETF	ICE Data Indices, LLC

Taxable Municipal Bond ETF	ICE Data Indices, LLC

Treasury Collateral ETF	Interactive Data Pricing and Reference Data LLC

Variable Rate Preferred ETF	ICE Data Indices, LLC

VRDO Tax-Free ETF	ICE Data Indices, LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

142

For the fiscal year ended August 31, 2021, the following Fund incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Fund, as listed below:

CEF Income Composite ETF	$2,844

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021, for each Fund (except for California AMT-Free Municipal Bond ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF and VRDO Tax-Free ETF). As of August 31, 2021, all of the securities in California AMT-Free Municipal Bond ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF and VRDO Tax-Free ETF were valued based on Level 2 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

1-30 Laddered Treasury ETF

Investments in Securities

U.S. Treasury Securities	$-	$414,286,673	$-	$414,286,673

Money Market Funds	66,933	-	-	66,933

Total Investments	$66,933	$414,286,673	$-	$414,353,606

CEF Income Composite ETF

Investments in Securities

Closed-End Funds	$954,852,644	$-	$478,679	$955,331,323

Money Market Funds	-	16,351,252	-	16,351,252

Total Investments	$954,852,644	$16,351,252	$478,679	$971,682,575

Fundamental High Yield® Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$817,662,317	$-	$817,662,317

Money Market Funds	7,095,283	220,465,473	-	227,560,756

Total Investments	$7,095,283	$1,038,127,790	$-	$1,045,223,073

Fundamental Investment Grade Corporate Bond ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$52,139,448	$-	$52,139,448

Money Market Funds	555,106	6,095,894	-	6,651,000

Total Investments	$555,106	$58,235,342	$-	$58,790,448

143

	Level 1	Level 2	Level 3	Total

Preferred ETF

Investments in Securities

Preferred Stocks	$7,448,027,829	$-	$-	$7,448,027,829

Money Market Funds	80,379,198	171,324,402	-	251,703,600

Total Investments	$7,528,407,027	$171,324,402	$-	$7,699,731,429

Taxable Municipal Bond ETF

Investments in Securities

Municipal Obligations	$-	$2,285,008,259	$-	$2,285,008,259

U.S. Dollar Denominated Bonds & Notes	-	52,483,245	-	52,483,245

Money Market Funds	14,885,688	-	-	14,885,688

Total Investments	$14,885,688	$2,337,491,504	$-	$2,352,377,192

Treasury Collateral ETF

Investments in Securities

U.S. Treasury Securities	$-	$665,774,936	$-	$665,774,936

Money Market Funds	1,660	-	-	1,660

Total Investments	$1,660	$665,774,936	$-	$665,776,596

Variable Rate Preferred ETF

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$1,343,878,088	$-	$1,343,878,088

Preferred Stocks	439,267,676	131,840,037	-	571,107,713

Money Market Funds	-	87,076,518	-	87,076,518

Total Investments	$439,267,676	$1,562,794,643	$-	$2,002,062,319

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020:

	2021			2020
		Ordinary			Ordinary
	Ordinary	Income-Tax-	Long-Term	Ordinary	Income-Tax-	Long-Term
	Income*	Exempt	Capital Gains	Income*	Exempt	Capital Gains

1-30 Laddered Treasury ETF	$2,682,466	$-	$-	$2,310,988	$-	$-

California AMT-Free Municipal Bond ETF	119,295	11,100,900	-	59,378	9,737,280	-

CEF Income Composite ETF	59,175,022	-	-	61,569,372	-	-

Fundamental High Yield® Corporate Bond ETF	28,762,385	-	-	28,061,635	-	-

Fundamental Investment Grade Corporate Bond ETF	1,218,394	-	211,008	1,984,493	-	6,388

National AMT-Free Municipal Bond ETF	872,397	54,382,367	-	566,769	56,083,599	-

New York AMT-Free Municipal Bond ETF	-	2,610,885	65,869	13,346	2,386,497	-

Preferred ETF	339,184,665	-	-	296,096,193	-	-

Taxable Municipal Bond ETF	59,063,700	-	-	48,233,360	-	-

Treasury Collateral ETF	1,087,282	-	-	8,688,360	-	1,235
Variable Rate Preferred ETF	68,866,675	-	-	71,331,749	-	-

VRDO Tax-Free ETF	215	-	-	2,374	369,917	-

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

				Net
	Undistributed	Undistributed	Temporary	Unrealized		Shares of
	Ordinary	Long-Term	Book/Tax	Appreciation-	Capital Loss	Beneficial	Total
	Income	Capital Gains	Differences	Investments	Carryforwards	Interest	Net Assets
1-30 Laddered Treasury ETF	$108,148	$-	$-	$6,731,028	$(219,610)	$408,215,214	$414,834,780

California AMT-Free Municipal Bond ETF	-	-	-	34,621,899	(289,406)	485,695,806	520,028,299

CEF Income Composite ETF	-	-	-	114,805,248	(41,615,451)	882,364,696	955,554,493

144

				Net
	Undistributed	Undistributed	Temporary	Unrealized		Shares of
	Ordinary	Long-Term	Book/Tax	Appreciation-	Capital Loss	Beneficial	Total
	Income	Capital Gains	Differences	Investments	Carryforwards	Interest	Net Assets

Fundamental High Yield® Corporate Bond ETF	$-	$-	$-	$28,372,988	$(39,820,132)	$846,081,911	$834,634,767

Fundamental Investment Grade Corporate Bond ETF	54,289	406,463	-	2,142,064	-	50,103,576	52,706,392

National AMT-Free Municipal Bond ETF	-	-	-	146,380,571	(9,547,336)	2,333,535,104	2,470,368,339

New York AMT-Free Municipal Bond ETF	-	560,281	-	7,040,569	-	113,413,824	121,014,674

Preferred ETF	1,016,004	-	(3,697,261)	218,726,754	(213,628,910)	7,456,828,274	7,459,244,861

Taxable Municipal Bond ETF	-	-	-	186,972,184	(5,032,561)	2,183,536,016	2,365,475,639

Treasury Collateral ETF	105,132	-	-	10,599	-	667,689,707	667,805,438

Variable Rate Preferred ETF	11,771,979	-	(2,379,521)	48,479,264	(30,382,423)	1,902,934,889	1,930,424,188

VRDO Tax-Free ETF	-	-	-	-	-	48,517,605	48,517,605

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of August 31, 2021:

	No expiration

	Short-Term	Long-Term	Total*

1-30 Laddered Treasury ETF	$219,610	$-	$219,610

California AMT-Free Municipal Bond ETF	255,013	34,393	289,406

CEF Income Composite ETF	5,346,496	36,268,955	41,615,451

Fundamental High Yield® Corporate Bond ETF	15,015,105	24,805,027	39,820,132

Fundamental Investment Grade Corporate Bond ETF	-	-	-

National AMT-Free Municipal Bond ETF	9,229,067	318,269	9,547,336

New York AMT-Free Municipal Bond ETF	-	-	-

Preferred ETF	31,908,129	181,720,781	213,628,910

Taxable Municipal Bond ETF	3,763,899	1,268,662	5,032,561

Treasury Collateral ETF	-	-	-

Variable Rate Preferred ETF	5,877,726	24,504,697	30,382,423

VRDO Tax-Free ETF	-	-	-

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended August 31, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

1-30 Laddered Treasury ETF	$-	$-

California AMT-Free Municipal Bond ETF	111,060,056	32,027,734

CEF Income Composite ETF	209,964,382	207,330,138

Fundamental High Yield® Corporate Bond ETF	249,690,265	295,310,495

Fundamental Investment Grade Corporate Bond ETF	18,267,867	19,058,870

National AMT-Free Municipal Bond ETF	527,607,197	220,525,526

New York AMT-Free Municipal Bond ETF	38,219,010	16,081,910

Preferred ETF	1,732,838,661	1,678,404,875

Taxable Municipal Bond ETF	598,486,958	112,141,139

Treasury Collateral ETF	-	-

Variable Rate Preferred ETF	352,017,822	239,558,627

VRDO Tax-Free ETF	-	-

145

For the fiscal year ended August 31, 2021, the cost of securities purchased and proceeds from sales of U.S. Government obligations (other than short-term securities, money market funds and in-kind transactions) were as follows:

	Purchases	Sales

1-30 Laddered Treasury ETF	$15,257,256	$8,224,107

Treasury Collateral ETF	-	-

For the fiscal year ended August 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Cost of	Value of
	Securities	Securities
	Received	Delivered

1-30 Laddered Treasury ETF	$337,023,391	$142,755,198

California AMT-Free Municipal Bond ETF	-	10,658,810

CEF Income Composite ETF	118,032,515	53,596,117

Fundamental High Yield® Corporate Bond ETF	407,157,932	313,276,104

Fundamental Investment Grade Corporate Bond ETF	2,654,448	11,743,580

National AMT-Free Municipal Bond ETF	-	505,914,651

New York AMT-Free Municipal Bond ETF	-	-

Preferred ETF	1,495,514,646	434,645,279

Taxable Municipal Bond ETF	-	90,649,100

Treasury Collateral ETF	-	-

Variable Rate Preferred ETF	342,838,850	73,213,403

VRDO Tax-Free ETF	-	-

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At August 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross	Gross	Net
	Unrealized	Unrealized	Unrealized
	Appreciation	(Depreciation)	Appreciation	Cost

1-30 Laddered Treasury ETF	$7,114,978	$(383,950)	$6,731,028	$407,622,578

California AMT-Free Municipal Bond ETF	34,953,018	(331,119)	34,621,899	477,619,075

CEF Income Composite ETF	139,897,714	(25,092,466)	114,805,248	856,877,327

Fundamental High Yield® Corporate Bond ETF	31,625,819	(3,252,831)	28,372,988	1,016,850,085

Fundamental Investment Grade Corporate Bond ETF	2,227,578	(85,514)	2,142,064	56,648,384

National AMT-Free Municipal Bond ETF	147,600,894	(1,220,323)	146,380,571	2,273,867,544

New York AMT-Free Municipal Bond ETF	7,114,021	(73,452)	7,040,569	112,102,312

Preferred ETF	243,934,504	(25,207,750)	218,726,754	7,481,004,675

Taxable Municipal Bond ETF	189,009,965	(2,037,781)	186,972,184	2,165,405,008

Treasury Collateral ETF	33,558	(22,959)	10,599	665,765,997

Variable Rate Preferred ETF	71,527,841	(23,048,577)	48,479,264	1,953,583,055

VRDO Tax-Free ETF	-	-	-	47,640,000

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, distributions, taxable overdistributions, partnerships and hybrid securities, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2021, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income	Realized Gain (Loss)	Beneficial Interest

1-30 Laddered Treasury ETF	$-	$1,368,042	$(1,368,042)

California AMT-Free Municipal Bond ETF	119,295	(1,255,975)	1,136,680

CEF Income Composite ETF	23,516,694	(10,009,922)	(13,506,772)

Fundamental High Yield® Corporate Bond ETF	526,035	(18,913,808)	18,387,773

Fundamental Investment Grade Corporate Bond ETF	7,979	(802,624)	794,645

National AMT-Free Municipal Bond ETF	872,397	(13,177,918)	12,305,521

146

	Undistributed Net	Undistributed Net	Shares of
	Investment Income	Realized Gain (Loss)	Beneficial Interest

New York AMT-Free Municipal Bond ETF	$65,869	$(65,869)	$-

Preferred ETF	1,337,197	(28,571,084)	27,233,887

Taxable Municipal Bond ETF	414,692	(985,001)	570,309

Treasury Collateral ETF	33,074	(78,301)	45,227

Variable Rate Preferred ETF	2,661,518	(3,541,193)	879,675

VRDO Tax-Free ETF	91,393	-	(91,393)

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. For 1-30 Laddered Treasury ETF, CEF Income Composite ETF, Fundamental High Yield® Corporate Bond ETF, Fundamental Investment Grade Corporate Bond ETF, Preferred ETF, Treasury Collateral ETF and Variable Rate Preferred ETF, such transactions are generally in exchange for Deposit Securities. However, for such Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. For California AMT-Free Municipal Bond ETF, National AMT-Free Municipal Bond ETF, New York AMT-Free Municipal Bond ETF, Taxable Municipal Bond ETF and VRDO Tax-Free ETF, such transactions are principally in exchange for the deposit or delivery of cash.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

147

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF, Invesco Variable Rate Preferred ETF and Invesco VRDO Tax-Free ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco CEF Income Composite ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco Fundamental Investment Grade Corporate Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Preferred ETF, Invesco Taxable Municipal Bond ETF, Invesco Treasury Collateral ETF, Invesco Variable Rate Preferred ETF and Invesco VRDO Tax-Free ETF (twelve of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

October 25, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

148

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2021.

In addition to the fees and expenses which the Invesco CEF Income Composite ETF, Invesco Preferred ETF and Taxable Municipal Bond ETF (collectively the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco 1-30 Laddered Treasury ETF (PLW)

Actual	$1,000.00	$1,034.70	0.25%	$1.28

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

Invesco California AMT-Free Municipal Bond ETF (PWZ)

Actual	1,000.00	1,032.50	0.28	1.43

Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43

149

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	March 1, 2021	August 31, 2021	Six-Month Period	Six-Month Period(1)

Invesco CEF Income Composite ETF (PCEF)

Actual	$1,000.00	$1,129.10	0.50%	$2.68

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

Actual	1,000.00	1,030.70	0.50	2.56

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

Actual	1,000.00	1,014.80	0.22	1.12

Hypothetical (5% return before expenses)	1,000.00	1,024.10	0.22	1.12

Invesco National AMT-Free Municipal Bond ETF (PZA)

Actual	1,000.00	1,034.60	0.28	1.44

Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43

Invesco New York AMT-Free Municipal Bond ETF (PZT)

Actual	1,000.00	1,038.70	0.28	1.44

Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43

Invesco Preferred ETF (PGX)

Actual	1,000.00	1,060.60	0.50	2.60

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

Invesco Taxable Municipal Bond ETF (BAB)

Actual	1,000.00	1,036.20	0.28	1.44

Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43

Invesco Treasury Collateral ETF (CLTL)

Actual	1,000.00	1,000.00	0.08	0.40

Hypothetical (5% return before expenses)	1,000.00	1,024.80	0.08	0.41

Invesco Variable Rate Preferred ETF (VRP)

Actual	1,000.00	1,048.50	0.50	2.58

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

Invesco VRDO Tax-Free ETF (PVI)

Actual	1,000.00	998.80	0.25	1.26

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

150

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended August 31, 2021:

	Qualified	Qualified	Corporate Dividends		Business	Qualified
	Business	Dividend	Received	U.S. Treasury	Interest	Interest	Tax-Exempt	Long Term	Qualified Short
	Income*	Income*	Deduction*	Obligations*	Income*	Income*	Income*	Capital Gains	Term Gains
Invesco 1-30 Laddered Treasury ETF	0%	0%	0%	100%	100%	100%	0%	$-	$-
Invesco California AMT-Free Municipal Bond ETF	0%	0%	0%	0%	0%	0%	99%	-	$-
Invesco CEF Income Composite ETF	0%	5%	0%	0%	0%	0%	0%	-	$-
Invesco Fundamental High Yield® Corporate Bond ETF	0%	0%	0%	0%	98%	94%	0%	-	$-
Invesco Fundamental Investment Grade Corporate Bond ETF	0%	0%	0%	0%	95%	99%	0%	211,008	$12,977
Invesco National AMT-Free Municipal Bond ETF	0%	0%	0%	0%	0%	0%	98%	-	$-
Invesco New York AMT-Free Municipal Bond ETF	0%	0%	0%	0%	0%	0%	100%	65,869	$-
Invesco Preferred ETF	0%	62%	61%	0%	26%	26%	0%	-	$-
Invesco Taxable Municipal Bond ETF	0%	0%	0%	0%	99%	99%	0%	-	$-
Invesco Treasury Collateral ETF	0%	0%	0%	100%	92%	100%	0%	-	$383,070
Invesco Variable Rate Preferred ETF	0%	69%	65%	0%	18%	14%	0%	-	$-
Invesco VRDO Tax-Free ETF	0%	0%	0%	0%	0%	0%	0%	-	$-

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

151

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2021

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years

Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	231	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	231	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

152

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years

Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	231	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

153

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years

Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	231	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

154

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years

Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008);Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	231	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	231	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

155

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years

Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	231	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

156

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years

Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	231	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	231	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

157

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Interested
Name, Address and Year of Birth	Held	Time	Occupation(s) During	Interested	Trustee During
of Interested Trustee	with Trust	Served*	Past 5 Years	Trustee	the Past 5 Years

Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	231	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

158

Trustees and Officers–(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	Past 5 Years

Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO and Fund Administration, InvescoAdvisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

159

Trustees and Officers–(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	Past 5 Years

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

160

Trustees and Officers–(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	Past 5 Years

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

161

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 71 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF

Invesco California AMT-Free Municipal Bond ETF

Invesco CEF Income Composite ETF

Invesco China Technology ETF

Invesco DWA Developed Markets Momentum ETF

Invesco DWA Emerging Markets Momentum ETF

Invesco DWA SmallCap Momentum ETF

Invesco Emerging Markets Sovereign Debt ETF

Invesco FTSE International Low Beta Equal Weight ETF

Invesco FTSE RAFI Developed Markets ex-U.S. ETF

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Invesco FTSE RAFI Emerging Markets ETF

Invesco Fundamental High Yield® Corporate Bond ETF

Invesco Fundamental Investment Grade Corporate Bond ETF

Invesco Global Clean Energy ETF

Invesco Global Short Term High Yield Bond ETF

Invesco Global Water ETF

Invesco International BuyBack Achievers™ ETF

Invesco International Corporate Bond ETF

Invesco KBW Bank ETF

Invesco KBW High Dividend Yield Financial ETF

Invesco KBW Premium Yield Equity REIT ETF

Invesco KBW Property & Casualty Insurance ETF

Invesco KBW Regional Banking ETF

Invesco National AMT-Free Municipal Bond ETF

Invesco New York AMT-Free Municipal Bond ETF

Invesco Preferred ETF

Invesco PureBetaSM 0-5 Yr US TIPS ETF

Invesco PureBetaSM FTSE Developed ex-North America ETF

Invesco PureBetaSM FTSE Emerging Markets ETF

Invesco PureBetaSM MSCI USA ETF

Invesco PureBetaSM MSCI USA Small Cap ETF

Invesco PureBetaSM US Aggregate Bond ETF

Invesco Russell 1000 Enhanced Equal Weight ETF

Invesco Russell 1000 Equal Weight ETF

Invesco Russell 1000 Low Beta Equal Weight ETF

Invesco S&P 500® Enhanced Value ETF

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

Invesco S&P 500® High Beta ETF

Invesco S&P 500® High Dividend Low Volatility ETF

Invesco S&P 500® Low Volatility ETF

Invesco S&P 500 Minimum Variance ETF

Invesco S&P 500® Momentum ETF

Invesco S&P 500 Revenue ETF

Invesco S&P Emerging Markets Low Volatility ETF

Invesco S&P Emerging Markets Momentum ETF

Invesco S&P International Developed High Dividend Low Volatility ETF

Invesco S&P International Developed Low Volatility ETF

Invesco S&P International Developed Momentum ETF

Invesco S&P International Developed Quality ETF

Invesco S&P MidCap 400 Revenue ETF

Invesco S&P MidCap Low Volatility ETF

Invesco S&P SmallCap 600 Revenue ETF

Invesco S&P SmallCap Consumer Discretionary ETF

Invesco S&P SmallCap Consumer Staples ETF

Invesco S&P SmallCap Energy ETF

Invesco S&P SmallCap Financials ETF

Invesco S&P SmallCap Health Care ETF

Invesco S&P SmallCap High Dividend Low Volatility ETF

Invesco S&P SmallCap Industrials ETF

Invesco S&P SmallCap Information Technology ETF

Invesco S&P SmallCap Low Volatility ETF

Invesco S&P SmallCap Materials ETF

Invesco S&P SmallCap Quality ETF

Invesco S&P SmallCap Utilities & Communication Services ETF

Invesco S&P Ultra Dividend Revenue ETF

Invesco Senior Loan ETF

Invesco Taxable Municipal Bond ETF

Invesco Treasury Collateral ETF

Invesco Variable Rate Preferred ETF

Invesco VRDO Tax-Free ETF

Also at the April 15, 2021 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of

162

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the ten-year period for Invesco VRDO Tax-Free ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for the Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

•	0.04%: Invesco PureBetaSM MSCI USA ETF

•	0.05%: Invesco PureBetaSM US Aggregate Bond ETF

•	0.06%: Invesco PureBetaSM MSCI USA Small Cap ETF

•	0.07%: Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF

•	0.08%: Invesco Treasury Collateral ETF

•	0.10%: Invesco S&P 500 Minimum Variance ETF

•	0.13%: Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

•	0.14%: Invesco PureBetaSM FTSE Emerging Markets ETF

•	0.20%: Invesco Russell 1000 Equal Weight ETF

•	0.22%: Invesco Fundamental Investment Grade Corporate Bond ETF

163

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

•

0.25%: Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free ETF

•	0.28%: Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

•

0.29%: Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

•	0.30%: Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

•

0.35%: Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF

•	0.39%: Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P Ultra Dividend Revenue ETF

•	0.45%: Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF

•	0.49%: Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

•

0.50%: Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

•	0.55%: Invesco International BuyBack Achievers™ ETF

•	0.60%: Invesco DWA SmallCap Momentum ETF

•	0.65%: Invesco Senior Loan ETF

•	0.70%: Invesco China Technology ETF

•	0.75%: Invesco Global Clean Energy ETF, Invesco Global Water ETF

•	0.80%: Invesco DWA Developed Markets Momentum ETF

•	0.90%: Invesco DWA Emerging Markets Momentum ETF

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco 1-30 Laddered Treasury ETF			X

Invesco California AMT-Free Municipal Bond ETF		N/A	X

Invesco CEF Income Composite ETF	X	N/A	X

Invesco China Technology ETF		N/A	X

Invesco DWA Developed Markets Momentum ETF			X

164

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco DWA Emerging Markets Momentum ETF			X

Invesco DWA SmallCap Momentum ETF			X

Invesco Emerging Markets Sovereign Debt ETF			X

Invesco FTSE International Low Beta Equal Weight ETF		X	X

Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF		X	X

Invesco FTSE RAFI Emerging Markets ETF	X		X

Invesco Fundamental High Yield® Corporate Bond ETF		X	X

Invesco Fundamental Investment Grade Corporate Bond ETF			X

Invesco Global Clean Energy ETF		N/A	X

Invesco Global Short Term High Yield Bond ETF	X	N/A	X

Invesco Global Water ETF		X	X

Invesco International BuyBack AchieversTM ETF			X

Invesco International Corporate Bond ETF			X

Invesco KBW Bank ETF	X		X

Invesco KBW High Dividend Yield Financial ETF	X		X

Invesco KBW Premium Yield Equity REIT ETF	X		X

Invesco KBW Property & Casualty Insurance ETF	X		X

Invesco KBW Regional Banking ETF	X		X

Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X

Invesco Preferred ETF		N/A	X

Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X

Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X

Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X

Invesco PureBetaSM MSCI USA ETF	X	X	X

Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X

Invesco PureBetaSM US Aggregate Bond ETF	X	X	X

Invesco Russell 1000 Enhanced Equal Weight ETF			X

Invesco Russell 1000 Equal Weight ETF	X		X

Invesco Russell 1000 Low Beta Equal Weight ETF			X

Invesco S&P 500 Enhanced Value ETF	X		X

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X

Invesco S&P 500® High Beta ETF	X		X

Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

Invesco S&P 500® Low Volatility ETF	X		X

Invesco S&P 500 Minimum Variance ETF	X	X	X

Invesco S&P 500 Momentum ETF	X	X	X

Invesco S&P 500 Revenue ETF			X

Invesco S&P Emerging Markets Low Volatility ETF	X		X

Invesco S&P Emerging Markets Momentum ETF	X		X

Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X

Invesco S&P International Developed Low Volatility ETF	X		X

Invesco S&P International Developed Momentum ETF	X	N/A	X

Invesco S&P International Developed Quality ETF	X	N/A	X

Invesco S&P MidCap 400 Revenue ETF			X

165

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco S&P MidCap Low Volatility ETF	X		X

Invesco S&P SmallCap 600 Revenue ETF		X	X

Invesco S&P SmallCap Consumer Discretionary ETF	X		X

Invesco S&P SmallCap Consumer Staples ETF	X		X

Invesco S&P SmallCap Energy ETF	X		X

Invesco S&P SmallCap Financials ETF	X		X

Invesco S&P SmallCap Health Care ETF	X		X

Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X

Invesco S&P SmallCap Industrials ETF	X		X

Invesco S&P SmallCap Information Technology ETF	X		X

Invesco S&P SmallCap Low Volatility ETF	X		X

Invesco S&P SmallCap Materials ETF	X		X

Invesco S&P SmallCap Quality ETF	X		X

Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X

Invesco S&P Ultra Dividend Revenue ETF		X	X

Invesco Senior Loan ETF	X	X	X

Invesco Taxable Municipal Bond ETF		N/A	X

Invesco Treasury Collateral ETF	X		X

Invesco Variable Rate Preferred ETF		X	X

Invesco VRDO Tax-Free ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Clean Energy ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect

166

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 15, 2021. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 12 and April 15, 2021 Board meetings, and Invesco Advisers, Inc., in connection with the April 15, 2021 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

167

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund on the excess cash invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ and other Invesco ETFs’ excess cash invested in the money market funds. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

168

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST2-FINC-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders
August 31, 2021

USEQ Invesco Russell 1000 Enhanced Equal Weight ETF

EQAL Invesco Russell 1000 Equal Weight ETF

USLB Invesco Russell 1000 Low Beta Equal Weight ETF

SPVU Invesco S&P 500 Enhanced Value ETF

XRLV Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF

SPHB Invesco S&P 500® High Beta ETF

SPHD Invesco S&P 500® High Dividend Low Volatility ETF

SPLV Invesco S&P 500® Low Volatility ETF

SPMV Invesco S&P 500 Minimum Variance ETF

SPMO Invesco S&P 500 Momentum ETF

QVML Invesco S&P 500 QVM Multi-factor ETF

QVMM Invesco S&P MidCap 400 QVM Multi-factor ETF

XMLV Invesco S&P MidCap Low Volatility ETF

QVMS Invesco S&P SmallCap 600 QVM Multi-factor ETF

XSHD Invesco S&P SmallCap High Dividend Low Volatility ETF

XSLV Invesco S&P SmallCap Low Volatility ETF

XSHQ Invesco S&P SmallCap Quality ETF

2

The Market Environment

Domestic Equity

Despite a September selloff, US equity markets posted gains in the third quarter of 2020 as the US Federal Reserve (the Fed) extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new coronavirus (COVID-19) infections in many regions, combined with optimism about progress on a COVID-19 vaccine, further boosted stocks. October 2020 saw increased volatility as COVID-19 infection rates rose to record highs in the US and Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the fourth quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at calendar year-end to 1.63%1 at the August 31, 2021 fiscal year-end. Approval of a third COVID-19 vaccine in February 2021 boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. For both June and July, the Consumer Price Index (CPI) reported a 5.4% increase over the last 12 months, the biggest 12-month increase since August 2008.2 Even with evidence of higher prices, the Fed declined to raise interest rates at its July Federal Open Market Committee (FOMC) meeting. Despite ending the period on an up month, the US stock market saw continued volatility in August due to increasing COVID-19 infection rates in the US and abroad, as well as continued concerns over inflation. For the fiscal year ended August 31, 2021, the S&P 500 Index returned 31.17%.3

[1]	Source: Bloomberg LP
[2]	Source: Bureau of Labor Statistics, July 13, 2021
[3]	Source: Lipper Inc.

3

USEQ	Management’s Discussion of Fund Performance
Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)

As an index fund, the Invesco Russell 1000 Enhanced Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 1000® Enhanced Value Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Frank Russell Company (“Russell” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of securities in the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”) that exhibit upward price momentum and good relative valuation. The Index is a subset of the Russell 1000, which is designed to measure the performance of the large-cap segment of the U.S. equity market and consists of the stocks of the largest 1,000 U.S. companies by market capitalization.

The Index Provider selects constituent securities for the Index by applying a three-step screening process (based on a security’s earnings, valuation and momentum) to all securities in the Russell 1000. First, the Index Provider excludes securities with zero or negative earnings over the past 12 months. Second, the Index Provider screens for value stocks. Those securities with value scores in the bottom 10% are excluded. Third, the Index Provider screens for securities with greater positive price “momentum.” Stocks are ranked from highest to lowest by momentum measure over the last twelve months, excluding the most recent month, within each of 11 industries (as defined using the Industry Classification Benchmark) and stocks with momentum measures ranking in the bottom 10% of each industry are excluded. The remaining securities are included in the Index. Constituent securities in the Index are equally weighted. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 40.06%. On a net asset value (“NAV”) basis, the Fund returned 40.16%. During the same time period, the Index returned 40.70%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the effects of which were compounded during a time period of high return.

During this same time period, the Benchmark Index returned 32.25%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the year can be primarily attributed to stock selection in the consumer discretionary, information technology, real estate and industrials sectors.

For the fiscal year ended August 31, 2021, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively. No sector detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021 included Western Alliance Bancorporation, a financials company (portfolio average weight of 0.20%) and Signature Bank, a financials company (portfolio average weight of 0.20%). Positions that detracted most significantly from the Fund’s return included Boston Beer Co., Inc. (The), Class A, a consumer staples company (portfolio average weight of 0.02%), and Telephone & Data Systems, Inc., a communication services company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Industrials	17.37
Financials	16.53
Information Technology	12.86
Consumer Discretionary	11.73
Health Care	11.54
Real Estate	8.11
Materials	6.60
Consumer Staples	5.96
Utilities	5.01
Communication Services	3.07
Energy	1.16
Money Market Funds Plus Other Assets Less Liabilities	0.06

4

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Analog Devices, Inc.	0.31
Kimco Realty Corp.	0.30
Dick’s Sporting Goods, Inc.	0.23
Fortinet, Inc.	0.23
Albemarle Corp.	0.22
Generac Holdings, Inc.	0.22
ResMed, Inc.	0.22
Blackstone, Inc., Class A	0.22
NRG Energy, Inc.	0.21
Adobe, Inc.	0.21
Total	2.37

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Russell 1000® Enhanced Value Equal Weight Index	40.70%	12.33%	41.76%	12.84%	64.74%
Russell 1000® Index	32.25	18.42	66.05	18.47	101.44
Fund
NAV Return	40.16	12.05	40.67	12.54	62.95
Market Price Return	40.06	12.02	40.58	12.54	62.90

5

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ) (continued)

Fund Inception: July 13, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

6

EQAL	Management’s Discussion of Fund Performance
Invesco Russell 1000 Equal Weight ETF (EQAL)

As an index fund, the Invesco Russell 1000 Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 1000® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Frank Russell Company (“Russell” or the “Index Provider”) compiles, maintains and calculates the Index which is designed to measure the performance of approximately 1000 equally-weighted securities. The Index is comprised of all of the securities in the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”), which is designed to measure the performance of the large-cap segment of the U.S. equity market and consists of the stocks of the largest 1,000 U.S. companies by market capitalization. The Index is constructed by applying a two-step process. First, the Index Provider assigns each component security of the Russell 1000 to an industry based on the Industry Classification Benchmark (the “ICB”) classification system. The ICB classification system is composed of 11 economic industries: basic materials, consumer discretionary, consumer staples, energy, financials, health care, industrials, real estate, technology, telecommunications and utilities. Second, once the component securities are assigned to an industry, the Index Provider allocates an equal weight to each industry and then assigns an equal weight to each constituent security within each industry. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 40.46%. On a net asset value (“NAV”) basis, the Fund returned 40.74%. During the same time period, the Index returned 40.92%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the Benchmark Index returned 32.25%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the materials sector and most underweight in the information technology sector during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the year can be attributed to the Fund’s security selection in the consumer discretionary, information technology, and materials sectors.

For the fiscal year ended August 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and materials sectors, respectively. No sector detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Olin Corp., a materials company (portfolio average weight of 0.30%) and Roku, Inc., a communication services company (portfolio average weight of 0.44%). Positions that detracted most significantly from the Fund’s return included Array Technologies Inc., an industrials company (no longer held at fiscal year-end), and ChargePoint Holdings, Inc., an industrials company (portfolio average weight of 0.04%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Information Technology	14.81
Health Care	10.03
Industrials	9.99
Materials	9.55
Financials	9.44
Real Estate	8.87
Consumer Staples	8.33
Utilities	8.09
Energy	7.08
Consumer Discretionary	6.99
Communication Services	6.79
Money Market Funds Plus Other Assets Less Liabilities	0.03

7

Invesco Russell 1000 Equal Weight ETF (EQAL) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Liberty Broadband Corp., Class C	0.53
Charter Communications, Inc., Class A	0.53
Cable One, Inc.	0.52
Motorola Solutions, Inc.	0.52
Cisco Systems, Inc.	0.49
Lumentum Holdings, Inc.	0.48
Ubiquiti, Inc.	0.47
ViaSat, Inc.	0.47
DISH Network Corp., Class A	0.47
Comcast Corp., Class A	0.47
Total	4.95

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Russell 1000® Equal Weight Index	40.92%	13.83%	47.48%	14.13%	93.66%	11.48%	106.87%
Russell 1000® Index	32.25	18.42	66.05	18.24	131.10	14.62	149.05
Fund
NAV Return	40.74	13.72	47.06	13.98	92.35	11.30	104.67
Market Price Return	40.46	13.69	46.95	13.96	92.21	11.28	104.42

8

Invesco Russell 1000 Equal Weight ETF (EQAL) (continued)

Fund Inception: December 23, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions

or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

USLB	Management’s Discussion of Fund Performance
Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)

As an index fund, the Invesco Russell 1000 Low Beta Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Russell 1000® Low Beta Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Frank Russell Company (“Russell” or the “Index Provider”) compiles, maintains and calculates the Index which is comprised of securities in the Russell 1000® Index (the “Russell 1000” or “Benchmark Index”) that exhibit low beta characteristics. The Index is a subset of the Russell 1000, which is designed to measure the performance of the large-cap segment of the U.S. equity market and consists of the stocks of the largest 1,000 U.S. companies by market capitalization.

The Index Provider selects constituent securities for the Index by calculating the beta score for each security in the Russell 1000. Beta is a measure of a security’s price sensitivity (i.e., volatility); it reflects the rate of change in a security’s price that results from overall market movements. To calculate the beta score, the Index Provider analyzes the security’s monthly returns over the past eighteen months to see the extent to which they correlate to overall market movements. Stocks with less than 18 months of history are not eligible for inclusion. Securities with a beta score of less than that of the overall U.S. equity market average (that is, securities whose price changes exhibit less volatility than the average amount of volatility in the market) are eligible for inclusion in the Index. Constituent securities in the Index are equally weighted. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 26.38%. On a net asset value (“NAV”) basis, the Fund returned 26.68%. During the same time period, the Index returned 27.01%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by revenue generated from the securities lending program in which the Fund participates.

During this same time period, the Benchmark Index returned 32.25%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based on market capitalization. Further, the Index is a subset of the Benchmark Index, consisting of securities within the Benchmark Index that exhibit low beta characteristics.

Relative to the Benchmark Index, the Fund was most overweight in the real estate and utilities sectors and most underweight in the information technology and consumer discretionary sectors during the fiscal year ended August 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the financials sector as well as its overweight position and security selection in the consumer staples sector.

For the fiscal year ended August 31, 2021, the industrials sector contributed most significantly to the Fund’s return, followed by the financials and information technology sectors, respectively. The energy sector was the only sector to detract from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included American Financial Group, Inc., a financials company (portfolio average weight of 0.29%), and Fortinet, Inc., an information technology company (portfolio average weight of 0.24%). Positions that detracted most significantly from the Fund’s return included Mercury Systems, Inc., an industrials company (portfolio average weight of 0.16%), and Haemonetics Corp., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Health Care	18.60
Information Technology	15.55
Industrials	14.54
Financials	11.54
Consumer Staples	8.38
Utilities	7.99
Real Estate	7.72
Consumer Discretionary	6.03
Materials	5.74
Communication Services	3.42
Energy	0.28
Money Market Funds Plus Other Assets Less Liabilities	0.21

10

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Analog Devices, Inc.	0.51
Repligen Corp.	0.40
Monolithic Power Systems, Inc.	0.37
Fortinet, Inc.	0.37
ResMed, Inc.	0.36
DexCom, Inc.	0.36
ServiceNow, Inc.	0.35
Ares Management Corp., Class A	0.35
Bio-Rad Laboratories, Inc., Class A	0.35
Generac Holdings, Inc.	0.34
Total	3.76

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Russell 1000® Low Beta Equal Weight Index	27.01%	9.84%	32.51%	11.32%	70.96%	11.04%	83.95%
Russell 1000® Index	32.25	18.42	66.05	18.24	131.10	16.48	142.95
Fund
NAV Return	26.68	9.56	31.50	10.97	68.30	10.69	80.57
Market Price Return	26.38	9.55	31.47	10.97	68.27	10.66	80.33

11

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB) (continued)

Fund Inception: November 5, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

12

SPVU	Management’s Discussion of Fund Performance
Invesco S&P 500® Enhanced Value ETF (SPVU)

As an index fund, the Invesco S&P 500 Enhanced Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500 Enhanced Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the 100 stocks in the S&P 500® Index (the “Parent Index”) that have the highest “value score,” which the Index Provider calculates based on fundamental ratios of a company’s stock.

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Parent Index by evaluating each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price. The Index Provider then calculates the value score of each security based on a composite of those three factors and selects the top 100 stocks with the highest value score for inclusion in the Index. The Index uses a modified market capitalization-weighted strategy, weighting securities by multiplying their market capitalization and their value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 51.13%. On a net asset value (“NAV”) basis, the Fund returned 51.49%. During the same time period, the Index returned 51.78%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the effects of which were compounded during a time period of high return. During the same time period, the Parent Index returned 31.17%.

For the fiscal year ended August 31, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and health care sectors, respectively. No sector detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Bank of America Corp., a financials company (portfolio average weight of 5.14%), and Wells Fargo & Co., a financials company (portfolio average weight of 3.59%). Positions that detracted most significantly from the Fund’s return included Viatris, Inc., a health care company (no longer held at fiscal year-end), and AT&T, Inc., a communication services company (portfolio average weight of 4.44%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Financials	41.09
Health Care	16.83
Consumer Staples	11.45
Consumer Discretionary	9.52
Communication Services	6.92
Utilities	4.76
Energy	3.97
Sector Types Each Less Than 3%	5.40
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Walmart, Inc.	5.31
Berkshire Hathaway, Inc., Class B	5.07
AT&T, Inc.	4.83
CVS Health Corp.	4.82
Bank of America Corp.	4.71
Cigna Corp.	3.41
Citigroup, Inc.	3.29
Wells Fargo & Co.	3.15
Anthem, Inc.	2.69
Goldman Sachs Group, Inc. (The)	2.63
Total	39.91

*	Excluding money market fund holdings.

13

Invesco S&P 500® Enhanced Value ETF (SPVU) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500 Enhanced Value Index	51.78%	8.74%	28.57%	12.79%	82.52%	11.80%	92.98%
S&P 500® Index	31.17	18.07	64.61	18.02	128.95	16.95	151.63
Fund
NAV Return	51.49	8.67	28.31	12.63	81.21	11.62	91.17
Market Price Return	51.13	8.62	28.15	12.62	81.15	11.59	90.81

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

14

XRLV	Management’s Discussion of Fund Performance
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

As an index fund, the Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility Rate Response Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the volatility-driven weighted performance of the 100 constituents of the S&P 500® Index (the “Parent Index”) that exhibit the lowest volatility and low sensitivity to changes in the 10-year U.S. Treasury rates (interest rate risk). The Index selects stocks from the Parent Index that exhibit low volatility characteristics, after removing stocks that historically have performed poorly in rising interest rate environments. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index Provider determines a stock’s “rate sensitivity” by performing a regression of the stock’s returns over a five-year period to changes in interest rates over that same period. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 26.46%. On a net asset value (“NAV”) basis, the Fund returned 26.73%. During the same time period, the Index returned 27.05%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 31.17%.

For the fiscal year ended August 31, 2021, the health care sector contributed most significantly to the Fund’s return, followed by the industrials and information technology sectors, respectively. No sector detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Agilent Technologies, Inc., a health care company (portfolio average weight of 1.12%), and Johnson Controls International PLC, an industrials company (portfolio average weight of 0.97%). Positions that detracted most significantly from the Fund’s return included Vertex Pharmaceuticals, Inc., a health care company (no longer held at fiscal year-end), and FMC Corp., a materials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Industrials	27.06
Health Care	16.33
Information Technology	11.62
Financials	11.35
Consumer Staples	10.96
Utilities	7.89
Consumer Discretionary	7.34
Materials	3.88
Communication Services	3.51
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Verizon Communications, Inc.	1.51
McDonald’s Corp.	1.34
Johnson & Johnson	1.33
Waste Management, Inc.	1.29
Republic Services, Inc.	1.29
Marsh & McLennan Cos., Inc.	1.24
Merck & Co., Inc.	1.19
Berkshire Hathaway, Inc., Class B	1.18
Dominion Energy, Inc.	1.18
Coca-Cola Co. (The)	1.16
Total	12.71

*	Excluding money market fund holdings.

15

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Low Volatility Rate Response Index	27.05%	13.20%	45.05%	14.20%	94.22%	13.28%	121.90%
S&P 500® Index	31.17	18.07	64.61	18.02	128.95	15.05	145.01
Fund
NAV Return	26.73	12.90	43.92	13.90	91.67	12.98	118.14
Market Price Return	26.46	12.87	43.79	13.88	91.57	12.95	117.84

Fund Inception: April 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

16

SPHB	Management’s Discussion of Fund Performance
Invesco S&P 500® High Beta ETF (SPHB)

As an index fund, the Invesco S&P 500® High Beta ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® High Beta Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the 100 constituents of the S&P 500® Index (the “Parent Index”) that have the highest sensitivity to market returns, or “beta,” over the past 12 months as determined by the Index Provider. Beta is a measure of relative risk and is the rate of change of a security’s price. The Index weights each constituent security in proportion to its beta, with the highest beta securities receiving the greatest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 73.01%. On a net asset value (“NAV”) basis, the Fund returned 73.38%. During the same time period, the Index returned 73.91%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the effects of which were compounded during a time period of high return. During the same time period, the Parent Index returned 31.17%.

For the fiscal year ended August 31, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the energy and information technology sectors, respectively. The consumer staples sector was the only sector to detract from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Tapestry, Inc., a consumer discretionary company (no longer held at fiscal year-end), and Freeport-McMoRan, Inc., a materials company (portfolio average weight of 1.14%). Positions that detracted most significantly from the Fund’s return included Noble Energy, Inc., an energy company (no longer held at fiscal year-end), and Coty Inc., Class A, a consumer staples company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Information Technology	40.66
Consumer Discretionary	19.49
Energy	13.22
Industrials	7.21
Financials	6.95
Communication Services	4.70
Health Care	3.06
Sector Types Each Less Than 3%	4.66
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Tesla, Inc.	1.51
Caesars Entertainment, Inc.	1.46
Penn National Gaming, Inc.	1.45
NVIDIA Corp.	1.36
Applied Materials, Inc.	1.31
Monolithic Power Systems, Inc.	1.30
KLA Corp.	1.28
Microchip Technology, Inc.	1.28
Qorvo, Inc.	1.27
Skyworks Solutions, Inc.	1.27
Total	13.49

*	Excluding money market fund holdings.

17

Invesco S&P 500® High Beta ETF (SPHB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® High Beta Index	73.91%	20.81%	76.31%	20.71%	156.24%	16.37%	355.61%	13.40%	265.98%
S&P 500® Index	31.17	18.07	64.61	18.02	128.95	16.34	354.24	14.86	317.77
Fund
NAV Return	73.38	20.54	75.15	20.41	153.08	16.06	343.54	13.09	256.05
Market Price Return	73.01	20.52	75.03	20.41	153.13	16.09	344.54	13.10	256.27

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

18

SPHD	Management’s Discussion of Fund Performance
Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

As an index fund, the Invesco S&P 500® High Dividend Low Volatility ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 50 least volatile high yielding constituents of the S&P 500® Index (the “Parent Index”) in the past year. The Index Provider identifies the 75 securities in the Parent Index with the highest dividend yields over the past 12 months, with no one sector within the Parent Index allowed to contribute more than 10 securities. From those 75 securities, the Index Provider selects for inclusion in the Index the 50 securities with the lowest realized volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index weights each constituent security by its dividend yield, with higher dividend-yielding securities receiving proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 34.98%. On a net asset value (“NAV”) basis, the Fund returned 35.25%. During the same time period, the Index returned 35.73%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the effects of which were compounded during a time period of high return. During the same time period, the Parent Index returned 31.17%.

For the fiscal year ended August 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the materials and utilities sectors, respectively. No sector detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Interpublic Group of Cos, Inc. (The), a communication services company (portfolio average weight of 2.18%), and Iron Mountain, Inc., a real estate company (portfolio average weight of 3.28%). Positions that detracted most significantly from the Fund’s return included Western Union Co. (The), an information technology company (portfolio average weight of 1.65%), and H&R Block, Inc., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Utilities	19.25
Consumer Staples	18.80
Health Care	11.04
Information Technology	8.91
Real Estate	8.91
Communication Services	8.48
Energy	8.06
Materials	6.36
Consumer Discretionary	4.63
Financials	4.03
Industrials	1.44
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Iron Mountain, Inc.	3.21
Altria Group, Inc.	3.14
PPL Corp.	3.08
Williams Cos., Inc. (The)	2.91
AT&T, Inc.	2.89
Kinder Morgan, Inc.	2.72
Philip Morris International, Inc.	2.53
Chevron Corp.	2.43
Prudential Financial, Inc.	2.34
Amcor PLC	2.32
Total	27.57

*	Excluding money market fund holdings.

19

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Low Volatility High Dividend Index	35.73%	7.01%	22.55%	7.21%	41.66%	11.03%	152.92%
S&P 500® Index	31.17	18.07	64.61	18.02	128.95	15.92	270.53
Fund
NAV Return	35.25	6.69	21.44	6.87	39.43	10.68	145.88
Market Price Return	34.98	6.68	21.42	6.86	39.33	10.67	145.74

Fund Inception: October 18, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

20

SPLV	Management’s Discussion of Fund Performance
Invesco S&P 500® Low Volatility ETF (SPLV)

As an index fund, the Invesco S&P 500® Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 100 least volatile constituents of the S&P 500® Index (the “Parent Index”) over the past 12 months as determined by the Index Provider. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index weights the 100 constituent securities based upon the inverse of each security’s volatility, with the least volatile securities receiving the greatest weights in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 18.87%. On a net asset value (“NAV”) basis, the Fund returned 19.09%. During the same time period, the Index returned 19.43%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 31.17%.

For the fiscal year ended August 31, 2021, the health care sector contributed most significantly to the Fund’s return, followed by the industrials and financials sectors, respectively. No sector detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Agilent Technologies Inc., a health care company (portfolio average weight of 1.05%), and Garmin Ltd., a consumer discretionary company (portfolio average weight of 0.98%). Positions that detracted most significantly from the Fund’s return included Clorox Co. (The), a consumer staples company (no longer held at fiscal year-end), and Citrix Systems, Inc., an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Consumer Staples	22.02
Utilities	18.43
Health Care	14.94
Industrials	11.86
Real Estate	7.77
Financials	7.21
Consumer Discretionary	6.81
Information Technology	6.58
Sector Types Each Less Than 3%	4.33
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Verizon Communications, Inc.	1.40
Procter & Gamble Co. (The)	1.31
Hershey Co. (The)	1.26
PepsiCo, Inc.	1.26
Colgate-Palmolive Co.	1.26
McDonald’s Corp.	1.24
Mondelez International, Inc., Class A	1.24
Johnson & Johnson	1.24
Waste Management, Inc.	1.20
Republic Services, Inc.	1.19
Total	12.60

*	Excluding money market fund holdings.

21

Invesco S&P 500® Low Volatility ETF (SPLV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Low Volatility Index	19.43%	11.41%	38.27%	11.46%	72.04%	13.14%	243.76%	12.61%	240.50%
S&P 500® Index	31.17	18.07	64.61	18.02	128.95	16.34	354.24	14.86	317.77
Fund
NAV Return	19.09	11.11	37.19	11.16	69.76	12.84	234.76	12.31	231.31
Market Price Return	18.87	11.09	37.11	11.16	69.69	12.85	235.06	12.30	231.18

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the Indexes are based on the inception date of the Fund.

22

SPMV	Management’s Discussion of Fund Performance
Invesco S&P 500® Minimum Variance ETF (SPMV)

As an index fund, the Invesco S&P 500 Minimum Variance ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Minimum Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of a subset of constituent securities of the S&P 500® Index (the “Parent Index”) using a managed volatility strategy that seeks to achieve lower total risk than the Parent Index, while maintaining other similar characteristics of the Parent Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. Unlike the Parent Index, which is a traditional market capitalization-weighted index (meaning that companies with larger market capitalizations receive proportionally greater weight in the index, without regard to the volatility of those stocks), the Index weights its constituents using an optimization driven-weighting scheme that is designed to minimize overall forecasted volatility (i.e., reduce the magnitude of price fluctuations), subject to stock level, sector level and factor exposure constraints. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 22.71%. On a net asset value (“NAV”) basis, the Fund returned 22.82%. During the same time period, the Index returned 22.91%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 31.17%.

For the fiscal year ended August 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and financials sectors, respectively. The consumer staples sector was the only sector to detract from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included NIKE, Inc., Class B, a consumer discretionary company (portfolio average weight of 2.37%), and Chubb Ltd., a financials company (portfolio average weight of 2.17%). Positions that detracted most significantly from the Fund’s return included Newmont Corp., a materials company (portfolio average weight of 2.00%), and Citrix Systems Inc., an information technology company (portfolio average weight of 0.71%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Information Technology	27.19
Health Care	17.83
Consumer Discretionary	10.97
Financials	10.81
Consumer Staples	8.84
Utilities	6.87
Real Estate	6.23
Communication Services	4.23
Industrials	3.81
Sector Types Each Less Than 3%	3.06
Money Market Funds Plus Other Assets Less Liabilities	0.16

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Adobe, Inc.	3.11
Microsoft Corp.	2.70
Accenture PLC, Class A	2.68
American Tower Corp.	2.50
NIKE, Inc., Class B	2.47
UnitedHealth Group, Inc.	2.46
QUALCOMM, Inc.	2.38
Amazon.com, Inc.	2.37
Berkshire Hathaway, Inc., Class B	2.32
Texas Instruments, Inc.	2.32
Total	25.31

*	Excluding money market fund holdings.

23

Invesco S&P 500® Minimum Variance ETF (SPMV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
S&P 500® Minimum Volatility Index	22.91%	14.03%	48.26%	14.75%	76.55%
S&P 500® Index	31.17	18.07	64.61	18.19	99.47
Fund
NAV Return	22.82	13.72	47.08	14.54	75.24
Market Price Return	22.71	13.78	47.30	14.56	75.36

Fund Inception: July 13, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.10% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

24

SPMO	Management’s Discussion of Fund Performance
Invesco S&P 500® Momentum ETF (SPMO)

As an index fund, the Invesco S&P 500 Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Momentum Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of approximately 100 stocks in the S&P 500® Index (the “Parent Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Parent Index.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. (Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time.) The Index Provider then selects the 100 stocks with the highest momentum score for inclusion in the Index using a modified market capitalization-weighted strategy, as the Index Provider weights securities by multiplying their market capitalization and their momentum score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 25.24%. On a net asset value (“NAV”) basis, the Fund returned 25.65%. During the same time period, the Index returned 25.82%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 31.17%.

For the fiscal year ended August 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the utilities sector, the only other sector to detract from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included NVIDIA Corp., an information technology company (portfolio average weight of 6.11%), and Microsoft Corp., an information technology company (portfolio average weight of 9.13%). Positions that detracted most significantly from the Fund’s return included Adobe Inc., an information technology company (no longer held at fiscal year-end) and Mastercard, Inc., Class A, an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Information Technology	44.54
Consumer Discretionary	23.81
Health Care	15.42
Industrials	7.04
Communication Services	4.35
Sector Types Each Less Than 3%	4.77
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Microsoft Corp.	9.72
Apple, Inc.	9.37
Amazon.com, Inc.	8.41
Tesla, Inc.	8.15
NVIDIA Corp.	7.41
PayPal Holdings, Inc.	4.40
Thermo Fisher Scientific, Inc.	2.47
Netflix, Inc.	2.04
Danaher Corp.	2.02
QUALCOMM, Inc.	1.86
Total	55.85

*	Excluding money market fund holdings.

25

Invesco S&P 500® Momentum ETF (SPMO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 500® Momentum Index	25.82%	18.22%	65.24%	20.18%	150.75%	18.71%	174.78%
S&P 500® Index	31.17	18.07	64.61	18.02	128.95	16.95	151.63
Fund
NAV Return	25.65	18.07	64.58	19.97	148.52	18.49	171.70
Market Price Return	25.24	18.05	64.50	19.96	148.45	18.47	171.41

Fund Inception: October 9, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.13% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

26

QVML	Management’s Discussion of Fund Performance
Invesco S&P 500 QVM Multi-factor ETF (QVML)

As an index fund, the Invesco S&P 500 QVM Multi-factor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Quality, Value & Momentum Top 90% Multi-factor Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of a subset of securities from the S&P 500® Index (the “Parent Index”) that exhibit the investment style criteria (“factors”) of quality, value and momentum. The Index is composed of securities with multi-factor scores representing the top 90% of the Parent Index, as determined by the Index Provider.

In selecting constituent securities for the Index, each security in the Parent Index is assigned three separate “style scores” for each of the three factors (i.e., quality, value and momentum), based on the characteristics of the issuer. The Quality score of each stock is based on the following three fundamental measures: (i) return on equity, (ii) accruals ratio, and (iii) financial leverage ratio. The Value score of each stock is based on the following three fundamental measures: (i) book value-to-price ratio, (ii) earnings-to-price ratio, and (iii) sales-to-price ratio. The Momentum score of each stock is based on the risk-adjusted price performance of the security as compared to other eligible securities within the Parent Index. Next, a combined “multi-factor” score is generated for each stock in the Parent Index by calculating the average of the stock’s separate quality, value and momentum scores. Securities whose multi-factor score ranks within the top 90% of securities in the Parent Index (i.e., the 450 securities with the highest multi-factor scores) are generally selected for inclusion in the Index. Securities in the Index are weighted based on their float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (June 30, 2021) through August 31, 2021, on a market price basis, the Fund returned 5.55%. On a net asset value (“NAV”) basis, the Fund returned 5.55%. During the same time period, the Index returned 5.57%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 5.49%.

For the fiscal period ended August 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the communication services and health care sectors, respectively. The energy sector was the only sector to detract from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2021, included Microsoft Corp., an information technology company (portfolio average weight of 6.22%), and Apple Inc., an information technology company (portfolio average weight of 6.59%). Positions that detracted most significantly from the Fund’s return included Exxon Mobil Corp., an energy company (portfolio average weight of 0.70%) and Mastercard Inc., Class A, an information technology company (portfolio average weight of 0.94%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Information Technology	29.30
Health Care	12.36
Communication Services	12.19
Financials	11.82
Consumer Discretionary	11.12
Industrials	8.17
Consumer Staples	5.56
Sector Types Each Less Than 3%	9.39
Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Apple, Inc.	6.66
Microsoft Corp.	6.36
Alphabet, Inc., Class C	4.68
Amazon.com, Inc.	4.16
Facebook, Inc., Class A	2.54
Tesla, Inc.	1.59
NVIDIA Corp.	1.56
Berkshire Hathaway, Inc., Class B	1.52
JPMorgan Chase & Co.	1.35
Johnson & Johnson	1.28
Total	31.70

*	Excluding money market fund holdings.

27

Invesco S&P 500 QVM Multi-factor ETF (QVML) (continued)

Fund Performance History as of August 31, 2021

Fund Inception
Index	Cumulative
S&P 500 Quality, Value & Momentum Top 90% Multi-factor Index	5.57%
S&P 500® Index	5.49
Fund
NAV Return	5.55
Market Price Return	5.55

Fund Inception: June 30, 2021

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.11% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

28

QVMM	Management’s Discussion of Fund Performance
Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)

As an index fund, the Invesco S&P MidCap 400 QVM Multi-factor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Quality, Value & Momentum Top 90% Multi-factor Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of a subset of securities from the S&P MidCap 400® Index (the “Parent Index”) that exhibit the investment style criteria (“factors”) of quality, value and momentum. The Index is composed of securities with multi-factor scores representing the top 90% of the Parent Index, as determined by the Index Provider.

In selecting constituent securities for the Index, each security in the Parent Index is assigned three separate “style scores” for each of the three factors (i.e., quality, value and momentum), based on the characteristics of the issuer. The Quality score of each stock is based on the following three fundamental measures: (i) return on equity, (ii) accruals ratio, and (iii) financial leverage ratio. The Value score of each stock is based on the following three fundamental measures: (i) book value-to-price ratio, (ii) earnings-to-price ratio, and (iii) sales-to-price ratio. The Momentum score of each stock is based on the risk-adjusted price performance of the security as compared to other eligible securities within the Parent Index. Next, a combined “multi-factor” score is generated for each stock in the Parent Index by calculating the average of the stock’s separate quality, value and momentum scores. Securities whose multi-factor score ranks within the top 90% of securities in the Parent Index (i.e., the 360 securities with the highest multi-factor scores) are generally selected for inclusion in the Index. Securities in the Index are weighted based on their float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (June 30, 2021) through August 31, 2021, on a market price basis, the Fund returned 2.12%. On a net asset value (“NAV”) basis, the Fund returned 2.24%. During the same time period, the Index returned 2.26%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned 2.30%.

For the fiscal period ended August 31, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and real estate sectors, respectively. The consumer staples sector detracted most significantly from the Fund’s return, followed by the energy sector, the only other sector to detract from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2021, included Repligen Corp., a health care company (portfolio average weight of 0.56%), and Dick’s Sporting Goods Inc., a consumer discretionary company (portfolio average weight of 0.56%). Positions that detracted most significantly from the Fund’s return included Boston Beer Co. (The), Inc., Class A, a consumer staples company (portfolio average weight of 0.33%) and Jazz Pharmaceuticals PLC, a health care company (portfolio average weight of 0.45%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Industrials	19.17
Financials	16.76
Information Technology	14.57
Consumer Discretionary	13.91
Real Estate	9.78
Health Care	9.66
Materials	6.87
Utilities	3.69
Consumer Staples	3.27
Sector Types Each Less Than 3%	2.20
Money Market Funds Plus Other Assets Less Liabilities	0.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Molina Healthcare, Inc.	0.73
Cognex Corp.	0.73
SolarEdge Technologies, Inc.	0.70
Signature Bank	0.69
Ceridian HCM Holding, Inc.	0.69
Camden Property Trust	0.68
Repligen Corp.	0.67
FactSet Research Systems, Inc.	0.67
Williams-Sonoma, Inc.	0.66
Masimo Corp.	0.64
Total	6.86

*	Excluding money market fund holdings.

29

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM) (continued)

Fund Performance History as of August 31, 2021

Fund Inception
Index	Cumulative
S&P MidCap 400 Quality, Value & Momentum Top 90% Multi-factor Index	2.26%
S&P MidCap 400® Index	2.30
Fund
NAV Return	2.24
Market Price Return	2.12

Fund Inception: June 30, 2021

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.15% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

30

XMLV	Management’s Discussion of Fund Performance
Invesco S&P MidCap Low Volatility ETF (XMLV)

As an index fund, the Invesco S&P MidCap Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of a subset of approximately 80 securities in the S&P MidCap 400® Index (the “Parent Index”) that have the lowest realized volatility over the past 12 months. The Parent Index reflects the mid-capitalization segment of the U.S. equity market. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index weights its component securities based upon the inverse of each security’s volatility, with the least volatile securities receiving the greatest weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 27.99%. On a net asset value (“NAV”) basis, the Fund returned 28.21%. During the same time period, the Index returned 28.57%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred. During the same time period, the Parent Index returned 44.77%.

For the fiscal year ended August 31, 2021, the industrials sector contributed most significantly to the Fund’s return, followed by the health care and real estate sectors, respectively. No sector detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included John Wiley & Sons, Inc., Class A, a communication services company (no longer held at fiscal year-end), and United Therapeutics Corp., a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Grocery Outlet Holding Corp., a consumer staples company (no longer held at fiscal year-end), and RenaissanceRe Holdings Ltd., a financials company (portfolio average weight of 1.16%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Industrials	21.41
Real Estate	18.03
Utilities	14.26
Financials	12.25
Materials	11.41
Information Technology	7.13
Consumer Staples	5.80
Health Care	4.92
Consumer Discretionary	4.76
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Flowers Foods, Inc.	1.91
Brown & Brown, Inc.	1.59
AptarGroup, Inc.	1.53
Graco, Inc.	1.51
First Industrial Realty Trust, Inc.	1.47
Silgan Holdings, Inc.	1.43
Toro Co. (The)	1.41
Chemed Corp.	1.41
Life Storage, Inc.	1.39
Camden Property Trust	1.39
Total	15.04

*	Excluding money market fund holdings.

31

Invesco S&P MidCap Low Volatility ETF (XMLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P MidCap 400® Low Volatility Index	28.57%	6.52%	20.87%	9.51%	57.48%	12.05%	164.14%
S&P MidCap 400® Index	44.77	12.18	41.18	13.74	90.36	12.91	181.95
Fund
NAV Return	28.21	6.29	20.09	9.24	55.58	11.75	158.29
Market Price Return	27.99	6.26	19.99	9.23	55.46	11.75	158.17

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

32

QVMS	Management’s Discussion of Fund Performance
Invesco S&P SmallCap 600 QVM Multi-Factor ETF (QVMS)

As an index fund, the Invesco S&P SmallCap 600 QVM Multi-factor ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Quality, Value & Momentum Top 90% Multi-Factor Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of a subset of securities from the S&P SmallCap 600® Index (the “Parent Index”) that exhibit the investment style criteria (“factors”) of quality, value and momentum. The Index is composed of securities with multi-factor scores representing the top 90% of the Parent Index, as determined by the Index Provider.

In selecting constituent securities for the Index, each security in the Parent Index is assigned three separate “style scores” for each of the three factors (i.e., quality, value and momentum), based on the characteristics of the issuer. The Quality score of each stock is based on the following three fundamental measures: (i) return on equity, (ii) accruals ratio, and (iii) financial leverage ratio. The Value score of each stock is based on the following three fundamental measures: (i) book value-to-price ratio, (ii) earnings-to-price ratio, and (iii) sales-to-price ratio. The Momentum score of each stock is based on the risk-adjusted price performance of the security as compared to other eligible securities within the Parent Index. Next, a combined “multi-factor” score is generated for each stock in the Parent Index by calculating the average of the stock’s separate quality, value and momentum scores. Securities whose multi-factor score ranks within the top 90% of securities in the Parent Index (i.e., the 540 securities with the highest multi-factor scores) are generally selected for inclusion in the Index. Securities in the Index are weighted based on their float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (June 30, 2021) through August 31, 2021, on a market price basis, the Fund returned (0.04)%. On a net asset value (“NAV”) basis, the Fund returned 0.16%. During the same time period, the Index returned 0.20%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During the same time period, the Parent Index returned (0.42)%.

For the fiscal period ended August 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the real estate and industrials sectors, respectively. The energy sector detracted most significantly from the Fund’s return during the period, followed by the consumer discretionary and consumer staples sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2021, included Stamps.com, Inc., a consumer discretionary company (portfolio average weight of 0.60%), and Power Integrations, Inc., an information technology company (portfolio average weight of 0.59%). Positions that detracted most significantly from the Fund’s return included GameStop Corp., Class A, a consumer discretionary company (no longer held at fiscal period-end) and Glaukos Corp., a health care company (portfolio average weight 0.28%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Financials	18.64
Industrials	18.21
Consumer Discretionary	14.56
Information Technology	14.11
Health Care	10.88
Real Estate	7.95
Materials	5.17
Consumer Staples	4.17
Energy	3.19
Sector Types Each Less Than 3%	2.99
Money Market Funds Plus Other Assets Less Liabilities	0.13

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Macy’s, Inc.	0.73
Omnicell, Inc.	0.71
Chart Industries, Inc.	0.71
Power Integrations, Inc.	0.69
Exponent, Inc.	0.64
Stamps.com, Inc.	0.64
Innovative Industrial Properties, Inc.	0.62
NeoGenomics, Inc.	0.60
MicroStrategy, Inc., Class A	0.57
AMN Healthcare Services, Inc.	0.56
Total	6.47

*	Excluding money market fund holdings.

33

Invesco S&P SmallCap 600 QVM Multi-Factor ETF (QVMS) (continued)

Fund Performance History as of August 31, 2021

Fund Inception
Index	Cumulative
S&P SmallCap 600 Quality, Value & Momentum Top 90% Multi-Factor Index	0.20%
S&P SmallCap 600® Index	(0.42)
Fund
NAV Return	0.16
Market Price Return	(0.04)

Fund Inception: June 30, 2021

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.15% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

34

XSHD	Management’s Discussion of Fund Performance
Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

As an index fund, the Invesco S&P SmallCap High Dividend Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 60 securities in the S&P SmallCap 600® Index (the “Parent Index”) that historically have provided high dividend yields while exhibiting lower volatility. The Index selects constituents from the Parent Index, which reflects the small-capitalization segment of the U.S. equity market.

The Index Provider selects from the Parent Index the 90 securities with the highest dividend yields over the past 12 months, with no one sector within the Parent Index allowed to contribute more than 10 securities. From those securities, the Index Provider selects for inclusion in the Index the 60 securities with the lowest realized volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index weights each constituent security by its dividend yield, with the highest dividend-yielding securities receiving the largest weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 43.65%. On a net asset value (“NAV”) basis, the Fund returned 43.97%. During the same time period, the Index returned 44.50%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the effects of which were compounded during a time period of high return. During the same time period, the Parent Index returned 53.97%.

For the fiscal year ended August 31, 2021, the materials sector contributed most significantly to the Fund’s return, followed by the industrials and information technology sectors, respectively. No sector detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Trinseo S.A., a materials company (no longer held at fiscal year-end), and Berkshire Hills Bancorp, Inc., a financials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included GEO Group, Inc. (The), a real estate company (no longer held at fiscal year-end) and Spok Holdings, Inc., a communication services company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Financials	26.01
Real Estate	21.41
Consumer Staples	10.59
Utilities	9.15
Industrials	8.80
Materials	8.16
Consumer Discretionary	6.57
Information Technology	4.36
Communication Services	3.43
Health Care	1.28
Money Market Funds Plus Other Assets Less Liabilities	0.24

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Capstead Mortgage Corp.	3.41
ARMOUR Residential REIT, Inc.	3.19
Uniti Group, Inc.	3.10
Two Harbors Investment Corp.	3.04
Vector Group Ltd.	2.99
Apollo Commercial Real Estate Finance, Inc.	2.96
Whitestone REIT	2.89
New York Mortgage Trust, Inc.	2.89
Office Properties Income Trust	2.79
B&G Foods, Inc.	2.78
Total	30.04

*	Excluding money market fund holdings.

35

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
S&P SmallCap 600® Low Volatility High Dividend Index	44.50%	0.45%	1.34%	4.04%	20.71%
S&P SmallCap 600® Index	53.97	9.16	30.07	13.29	80.85
Fund
NAV Return	43.97	0.16	0.49	3.72	18.95
Market Price Return	43.65	0.17	0.51	3.72	18.91

Fund Inception: December 1, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

36

XSLV	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Low Volatility ETF (XSLV)

As an index fund, the Invesco S&P SmallCap Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of approximately 120 securities in the S&P SmallCap 600® Index (the “Parent Index”) that have exhibited the lowest volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time.

The Index selects constituents from the Parent Index, which reflects the small-capitalization segment of the U.S. equity market. The Index weights its component securities based upon the inverse of each security’s volatility, with the least volatile securities receiving the largest weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 40.38%. On a net asset value (“NAV”) basis, the Fund returned 40.64%. During the same time period, the Index returned 41.04%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns. During the same time period, the Parent Index returned 53.97%.

For the fiscal year ended August 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and financials sectors, respectively. No sector detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included MicroStrategy, Inc., Class A, an information technology company (no longer held at fiscal year-end) and St. Joe Co. (The), a real estate company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Universal Insurance Holdings, Inc., a financials company (no longer held at fiscal year-end), and Spok Holdings, Inc., a communication services company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Industrials	22.41
Financials	17.86
Information Technology	17.33
Real Estate	15.02
Health Care	7.57
Consumer Staples	7.36
Utilities	5.23
Materials	5.01
Sector Types Each Less Than 3%	2.16
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
TTM Technologies, Inc.	1.21
Heartland Express, Inc.	1.12
Watts Water Technologies, Inc., Class A	1.10
American States Water Co.	1.09
CSG Systems International, Inc.	1.08
Agree Realty Corp.	1.07
Easterly Government Properties, Inc.	1.07
Balchem Corp.	1.06
ARMOUR Residential REIT, Inc.	1.06
Lexington Realty Trust	1.01
Total	10.87

*	Excluding money market fund holdings.

37

Invesco S&P SmallCap Low Volatility ETF (XSLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P SmallCap 600® Low Volatility Index	41.04%	1.38%	4.20%	7.41%	42.95%	10.78%	139.75%
S&P SmallCap 600® Index	53.97	9.16	30.07	14.28	94.88	13.63	197.79
Fund
NAV Return	40.64	1.15	3.48	7.15	41.22	10.49	134.42
Market Price Return	40.38	1.14	3.46	7.13	41.12	10.47	134.05

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

38

XSHQ	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Quality ETF (XSHQ)

As an index fund, the Invesco S&P SmallCap Quality ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Quality Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of approximately 120 securities in the S&P SmallCap 600® Index (the “Parent Index”) that are of the highest quality, as determined by the Index Provider. The Index selects constituents from the Parent Index, which reflects the small-capitalization segment of the U.S. equity market.

Each security in the Parent Index receives a “quality score,” which is based on an average of the following three fundamental measures of a company: (1) return-on-equity (calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share); (2) accruals ratio (computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years); and (3) financial leverage ratio (calculated as the company’s latest total debt divided by the company’s book value). The Index Provider selects the 120 stocks with the highest quality scores for inclusion in the Index. The Index weights each component security by the total of its quality score multiplied by its market capitalization, subject to security and sector constraints and optimization procedure. Stocks with higher scores receive relatively greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 40.25%. On a net asset value (“NAV”) basis, the Fund returned 40.38%. During the same time period, the Index returned 40.81%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the effects of which were compounded during a time period of high return. During the same time period, the Parent Index returned 53.97%.

For the fiscal year ended August 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and industrials sectors, respectively. The communication services sector was the only sector that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included MicroStrategy, Inc., Class A, an information technology company (no longer held at fiscal year-end) and Brooks Automation, Inc., an information technology company (no longer held at fiscal year-

end). Positions that detracted most significantly from the Fund’s return included Proto Labs, Inc., an industrials company (no longer held at fiscal year-end), and Medpace Holdings, Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Financials	37.46
Consumer Discretionary	21.96
Industrials	21.40
Information Technology	6.53
Consumer Staples	5.83
Health Care	4.20
Sector Types Each Less Than 3%	2.48
Money Market Funds Plus Other Assets Less Liabilities	0.14

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Exponent, Inc.	3.15
Chart Industries, Inc.	2.96
Medifast, Inc.	2.70
Stamps.com, Inc.	2.64
John Bean Technologies Corp.	2.05
Meritage Homes Corp.	2.00
Community Bank System, Inc.	1.96
Signet Jewelers Ltd.	1.84
Ameris Bancorp	1.83
ServisFirst Bancshares, Inc.	1.78
Total	22.91

*	Excluding money market fund holdings.

39

Invesco S&P SmallCap Quality ETF (XSHQ) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
S&P SmallCap 600® Quality Index	40.81%	7.34%	23.69%	11.86%	63.78%
S&P SmallCap 600® Index	53.97	9.16	30.07	13.68	75.77
Fund
NAV Return	40.38	6.96	22.38	11.46	61.18
Market Price Return	40.25	6.96	22.37	11.49	61.41

Fund Inception: April 6, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

40

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

41

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-3.07%
Activision Blizzard, Inc.	46	$3,789
Alphabet, Inc., Class A(b)	1	2,894
Alphabet, Inc., Class C(b)	1	2,909
Altice USA, Inc., Class A(b)	124	3,403
Cable One, Inc.	2	4,199
Charter Communications, Inc., Class A(b)	6	4,900
Comcast Corp., Class A	77	4,672
Discovery, Inc., Class A(b)(c)	48	1,384
Discovery, Inc., Class C(b)	93	2,566
DISH Network Corp., Class A(b)	96	4,185
Facebook, Inc., Class A(b)	13	4,932
Fox Corp., Class A	81	3,033
Fox Corp., Class B	38	1,316
IAC/InterActiveCorp.(b)	28	3,697
Interpublic Group of Cos., Inc. (The)	128	4,765
Nexstar Media Group, Inc., Class A	29	4,343
Omnicom Group, Inc.	53	3,881
Take-Two Interactive Software, Inc.(b)	25	4,030
T-Mobile US, Inc.(b)	31	4,248
Verizon Communications, Inc.	77	4,235
ViacomCBS, Inc., Class A	94	4,322
ViacomCBS, Inc., Class B	102	4,228
World Wrestling Entertainment, Inc., Class A	78	4,065

		85,996

Consumer Discretionary-11.73%
Advance Auto Parts, Inc.	23	4,666
Amazon.com, Inc.(b)	1	3,471
Aptiv PLC(b)	28	4,261
AutoNation, Inc.(b)	43	4,691
AutoZone, Inc.(b)	3	4,647
Bath & Body Works, Inc.	64	4,319
Best Buy Co., Inc.	37	4,311
BorgWarner, Inc.	81	3,457
Boyd Gaming Corp.(b)	69	4,235
Bright Horizons Family Solutions, Inc.(b)	31	4,519
Brunswick Corp.	44	4,262
CarMax, Inc.(b)	38	4,758
Carter’s, Inc.	43	4,402
Chipotle Mexican Grill, Inc.(b)	3	5,710
Columbia Sportswear Co.	43	4,386
D.R. Horton, Inc.	47	4,494
Deckers Outdoor Corp.(b)	13	5,440
Dick’s Sporting Goods, Inc.	45	6,336
Dollar Tree, Inc.(b)	45	4,074
eBay, Inc.	69	5,295
Etsy, Inc.(b)	25	5,407
Five Below, Inc.(b)	24	5,107
Floor & Decor Holdings, Inc., Class A(b)	45	5,548
Foot Locker, Inc.	69	3,912
Ford Motor Co.(b)	291	3,792
frontdoor, inc.(b)	82	3,577
Gap, Inc. (The)	134	3,582
Garmin Ltd.	31	5,407
General Motors Co.(b)	73	3,578
Gentex Corp.	128	3,942
H&R Block, Inc.	177	4,540

	Shares	Value
Consumer Discretionary-(continued)
Harley-Davidson, Inc.	89	$3,518
Hasbro, Inc.	46	4,522
Home Depot, Inc. (The)	14	4,567
Kohl’s Corp.	78	4,477
Lear Corp.	22	3,519
Leggett & Platt, Inc.	79	3,823
Lennar Corp., Class A	43	4,614
Lennar Corp., Class B	3	263
Lithia Motors, Inc., Class A	13	4,307
LKQ Corp.(b)	88	4,637
Lowe’s Cos., Inc.	23	4,689
Mattel, Inc.(b)	202	4,313
McDonald’s Corp.	19	4,512
Mohawk Industries, Inc.(b)	22	4,351
Newell Brands, Inc.	152	3,862
NIKE, Inc., Class B	33	5,436
NVR, Inc.(b)	1	5,180
O’Reilly Automotive, Inc.(b)	8	4,753
Penske Automotive Group, Inc.	52	4,676
Polaris, Inc.	34	4,072
Pool Corp.	10	4,943
PulteGroup, Inc.	76	4,093
PVH Corp.(b)	40	4,192
Qurate Retail, Inc., Class A	308	3,397
RH(b)(c)	7	4,905
Ross Stores, Inc.	36	4,262
Service Corp. International	83	5,209
Skechers U.S.A., Inc., Class A(b)	94	4,740
Target Corp.	19	4,693
Tempur Sealy International, Inc.	114	5,096
Terminix Global Holdings, Inc.(b)	89	3,705
TJX Cos., Inc. (The)	66	4,800
Toll Brothers, Inc.	68	4,356
TopBuild Corp.(b)	23	5,032
Tractor Supply Co.	24	4,662
Ulta Beauty, Inc.(b)	13	5,035
VF Corp.	55	4,206
Victoria’s Secret & Co.(b)	21	1,392
Wayfair, Inc., Class A(b)(c)	13	3,650
Whirlpool Corp.	19	4,209
Williams-Sonoma, Inc.	25	4,668
YETI Holdings, Inc.(b)	50	4,967
Yum China Holdings, Inc. (China)	63	3,878
Yum! Brands, Inc.	37	4,848

		329,155

Consumer Staples-5.96%
Altria Group, Inc.	88	4,420
Archer-Daniels-Midland Co.	64	3,840
Boston Beer Co., Inc. (The), Class A(b)(c)	4	2,281
Brown-Forman Corp., Class A	11	728
Brown-Forman Corp., Class B	44	3,090
Bunge Ltd.	49	3,710
Campbell Soup Co.	89	3,714
Casey’s General Stores, Inc.	20	4,091
Church & Dwight Co., Inc.	51	4,267
Coca-Cola Co. (The)	78	4,392
Colgate-Palmolive Co.	53	4,131

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)–(continued)

August 31, 2021

	Shares	Value
Consumer Staples-(continued)
Conagra Brands, Inc.	112	$3,709
Constellation Brands, Inc., Class A	18	3,801
Costco Wholesale Corp.	11	5,010
Darling Ingredients, Inc.(b)	61	4,544
Estee Lauder Cos., Inc. (The), Class A	14	4,767
Flowers Foods, Inc.	174	4,199
General Mills, Inc.	69	3,989
Hain Celestial Group, Inc. (The)(b)	106	3,965
Herbalife Nutrition Ltd.(b)	81	4,159
Hershey Co. (The)	25	4,442
Hormel Foods Corp.	88	4,008
Ingredion, Inc.	45	3,954
JM Smucker Co. (The)	32	3,957
Kellogg Co.	66	4,167
Keurig Dr Pepper, Inc.	117	4,173
Kraft Heinz Co. (The)	99	3,563
Kroger Co. (The)	116	5,339
Lamb Weston Holdings, Inc.	52	3,388
McCormick & Co., Inc.	49	4,228
Mondelez International, Inc., Class A	68	4,221
Monster Beverage Corp.(b)	46	4,488
PepsiCo, Inc.	30	4,692
Philip Morris International, Inc.	45	4,635
Pilgrim’s Pride Corp.(b)	183	5,095
Post Holdings, Inc.(b)	38	4,253
Procter & Gamble Co. (The)	33	4,699
Seaboard Corp.	1	4,255
Spectrum Brands Holdings, Inc.	50	3,903
Tyson Foods, Inc., Class A	54	4,240
Walmart, Inc.	31	4,591

		167,098

Energy-1.16%
Antero Midstream Corp.	431	4,142
APA Corp.	185	3,604
ConocoPhillips	74	4,109
DT Midstream, Inc.(b)	16	744
EOG Resources, Inc.	51	3,443
Kinder Morgan, Inc.	231	3,758
ONEOK, Inc.	80	4,202
Targa Resources Corp.	107	4,699
Williams Cos., Inc. (The)	159	3,926

		32,627

Financials-16.53%
Affiliated Managers Group, Inc.	26	4,423
Aflac, Inc.	76	4,308
AGNC Investment Corp.	233	3,800
Alleghany Corp.(b)	6	4,060
Allstate Corp. (The)	32	4,329
Ally Financial, Inc.	78	4,126
American Express Co.	27	4,481
American Financial Group, Inc.	36	4,966
Aon PLC, Class A(c)	17	4,877
Arch Capital Group Ltd.(b)	110	4,521
Arthur J. Gallagher & Co.	30	4,309
Assurant, Inc.	28	4,763
Assured Guaranty Ltd.	90	4,487
Athene Holding Ltd., Class A(b)	70	4,688
AXIS Capital Holdings Ltd.	81	4,145
Bank of America Corp.	101	4,217

	Shares	Value
Financials-(continued)
Bank of Hawaii Corp.	49	$4,107
Bank of New York Mellon Corp. (The)	85	4,694
Bank OZK	102	4,328
Berkshire Hathaway, Inc., Class B(b)	15	4,287
BlackRock, Inc.	5	4,716
Blackstone, Inc., Class A	48	6,035
BOK Financial Corp.	48	4,226
Brown & Brown, Inc.	83	4,818
Capital One Financial Corp.	27	4,481
Charles Schwab Corp. (The)	58	4,225
Chubb Ltd.	26	4,782
Cincinnati Financial Corp.	36	4,442
Citizens Financial Group, Inc.	87	3,810
CME Group, Inc., Class A	20	4,034
CNA Financial Corp.	91	4,036
Comerica, Inc.	56	4,139
Commerce Bancshares, Inc.	56	3,960
Cullen/Frost Bankers, Inc.	36	4,112
Discover Financial Services	36	4,616
East West Bancorp, Inc.	58	4,254
Evercore, Inc., Class A	31	4,329
Everest Re Group Ltd.	17	4,503
F.N.B. Corp.	325	3,796
Fidelity National Financial, Inc.	93	4,541
Fifth Third Bancorp	103	4,003
First American Financial Corp.	68	4,796
First Citizens BancShares, Inc., Class A(c)	5	4,488
First Hawaiian, Inc.	153	4,270
First Horizon Corp.	226	3,704
First Republic Bank	23	4,576
Franklin Resources, Inc.	124	4,023
Globe Life, Inc.	41	3,939
Hanover Insurance Group, Inc. (The)	32	4,522
Hartford Financial Services Group, Inc. (The)	68	4,571
Huntington Bancshares, Inc.	274	4,255
Interactive Brokers Group, Inc., Class A	65	4,202
Invesco Ltd.(d)	153	3,874
Janus Henderson Group PLC	111	4,813
Jefferies Financial Group, Inc.	137	5,064
KeyCorp	189	3,840
Lazard Ltd., Class A	91	4,313
Lincoln National Corp.	61	4,188
LPL Financial Holdings, Inc.	30	4,436
M&T Bank Corp.	27	3,780
Markel Corp.(b)	4	5,081
Marsh & McLennan Cos., Inc.	32	5,030
Mercury General Corp.	70	4,180
MetLife, Inc.	66	4,092
MGIC Investment Corp.	300	4,581
Morgan Stanley	47	4,908
Morningstar, Inc.	19	5,092
Nasdaq, Inc.	26	5,090
New Residential Investment Corp.	405	4,423
Northern Trust Corp.	36	4,267
Old Republic International Corp.	164	4,264
OneMain Holdings, Inc.	74	4,279
People’s United Financial, Inc.	227	3,730
Pinnacle Financial Partners, Inc.	48	4,652
PNC Financial Services Group, Inc. (The)	22	4,204
Popular, Inc.	54	4,101

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)–(continued)

August 31, 2021

	Shares	Value
Financials-(continued)
Primerica, Inc.	27	$4,129
Principal Financial Group, Inc.	67	4,476
Progressive Corp. (The)	44	4,239
Prosperity Bancshares, Inc.	57	3,983
Prudential Financial, Inc.	41	4,341
Raymond James Financial, Inc.	33	4,617
Regions Financial Corp.	187	3,820
Reinsurance Group of America, Inc.	34	3,938
Santander Consumer USA Holdings, Inc.	113	4,715
Signature Bank	18	4,668
SLM Corp.	216	4,050
Starwood Property Trust, Inc.	169	4,360
State Street Corp.	50	4,645
Sterling Bancorp	163	3,731
Stifel Financial Corp.	64	4,422
SVB Financial Group(b)	7	3,917
Synchrony Financial	88	4,378
Synovus Financial Corp.	89	3,836
T. Rowe Price Group, Inc.	23	5,149
Travelers Cos., Inc. (The)	27	4,312
Truist Financial Corp.	72	4,108
U.S. Bancorp	72	4,132
Unum Group	138	3,674
Virtu Financial, Inc., Class A	141	3,452
W.R. Berkley Corp.	57	4,293
Webster Financial Corp.	76	3,840
Wells Fargo & Co.	93	4,250
Western Alliance Bancorporation	43	4,195
White Mountains Insurance Group Ltd.	4	4,483
Willis Towers Watson PLC	17	3,752
Zions Bancorporation N.A.	75	4,343

		463,650

Health Care-11.54%
Abbott Laboratories	41	5,181
AbbVie, Inc.	39	4,710
ABIOMED, Inc.(b)	16	5,823
Agilent Technologies, Inc.	32	5,615
Align Technology, Inc.(b)	8	5,672
Amedisys, Inc.(b)	17	3,119
Amgen, Inc.	19	4,285
Anthem, Inc.	11	4,126
Avantor, Inc.(b)	139	5,482
Baxter International, Inc.	53	4,040
Becton, Dickinson and Co.	18	4,531
Biogen, Inc.(b)	16	5,423
Bio-Rad Laboratories, Inc., Class A(b)	7	5,634
Bruker Corp.	64	5,652
Cardinal Health, Inc.	78	4,094
Catalent, Inc.(b)	44	5,739
Centene Corp.(b)	60	3,779
Cerner Corp.	56	4,276
Charles River Laboratories International, Inc.(b)	13	5,770
Chemed Corp.	9	4,290
Cigna Corp.	17	3,598
Cooper Cos., Inc. (The)	11	4,958
CVS Health Corp.	51	4,406
Danaher Corp.	18	5,835
DaVita, Inc.(b)	37	4,839
DENTSPLY SIRONA, Inc.	66	4,072

	Shares	Value
Health Care-(continued)
Eli Lilly and Co.	22	$5,682
Encompass Health Corp.	52	4,079
Envista Holdings Corp.(b)	105	4,493
Exelixis, Inc.(b)	195	3,738
Globus Medical, Inc., Class A(b)	62	5,059
HCA Healthcare, Inc.	21	5,313
Henry Schein, Inc.(b)	58	4,384
Hill-Rom Holdings, Inc.	40	5,823
Hologic, Inc.(b)	71	5,620
Horizon Therapeutics PLC(b)	50	5,405
Humana, Inc.	10	4,054
ICU Medical, Inc.(b)	21	4,186
Integra LifeSciences Holdings Corp.(b)	65	4,890
IQVIA Holdings, Inc.(b)	19	4,935
Jazz Pharmaceuticals PLC(b)	25	3,293
Johnson & Johnson	27	4,675
Laboratory Corp. of America Holdings(b)	17	5,157
Masimo Corp.(b)	21	5,702
Medtronic PLC	35	4,672
Merck & Co., Inc.	60	4,577
Mettler-Toledo International, Inc.(b)	3	4,659
Molina Healthcare, Inc.(b)	18	4,838
PerkinElmer, Inc.	32	5,914
Pfizer, Inc.	112	5,160
PPD, Inc.(b)	94	4,353
Premier, Inc., Class A	131	4,871
QIAGEN N.V.(b)	94	5,247
Quest Diagnostics, Inc.	34	5,196
ResMed, Inc.	21	6,101
Sage Therapeutics, Inc.(b)	64	2,957
STERIS PLC	23	4,945
Stryker Corp.	17	4,711
Syneos Health, Inc.(b)	51	4,732
Teleflex, Inc.	11	4,350
Thermo Fisher Scientific, Inc.	10	5,550
United Therapeutics Corp.(b)	26	5,587
UnitedHealth Group, Inc.	11	4,579
Universal Health Services, Inc., Class B	28	4,361
Waters Corp.(b)	14	5,796
Zimmer Biomet Holdings, Inc.	27	4,062
Zoetis, Inc.	25	5,114

		323,769

Industrials-17.37%
3M Co.	22	4,284
A.O. Smith Corp.	61	4,436
Acuity Brands, Inc.	24	4,429
Advanced Drainage Systems, Inc.	40	4,566
AGCO Corp.	32	4,404
Air Lease Corp.	92	3,656
Allegion PLC	32	4,608
Allison Transmission Holdings, Inc.	104	3,846
AMERCO	8	5,289
AMETEK, Inc.	32	4,351
Armstrong World Industries, Inc.	41	4,261
Builders FirstSource, Inc.(b)	103	5,489
C.H. Robinson Worldwide, Inc.	46	4,143
CACI International, Inc., Class A(b)	17	4,378
Carlisle Cos., Inc.	23	4,847
Carrier Global Corp.	96	5,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)–(continued)

August 31, 2021

	Shares	Value
Industrials-(continued)
Caterpillar, Inc.	18	$3,796
Cintas Corp.	12	4,749
Clean Harbors, Inc.(b)	47	4,823
Colfax Corp.(b)	96	4,624
Copart, Inc.(b)	35	5,051
Crane Co.	46	4,681
CSX Corp.	132	4,294
Cummins, Inc.	17	4,012
Curtiss-Wright Corp.	35	4,262
Deere & Co.	12	4,536
Donaldson Co., Inc.	69	4,675
Dover Corp.	29	5,056
Eaton Corp. PLC	30	5,051
Emerson Electric Co.	45	4,748
Equifax, Inc.	19	5,173
Expeditors International of Washington, Inc.	36	4,487
Fastenal Co.	83	4,636
FedEx Corp.	14	3,720
Flowserve Corp.	102	3,965
Fortive Corp.	59	4,358
Fortune Brands Home & Security, Inc.	43	4,187
FTI Consulting, Inc.(b)	32	4,471
Gates Industrial Corp. PLC(b)	239	3,915
Generac Holdings, Inc.(b)	14	6,118
General Dynamics Corp.	23	4,607
Graco, Inc.	58	4,548
GXO Logistics, Inc.(b)	30	2,454
HEICO Corp.	12	1,522
HEICO Corp., Class A	21	2,399
Honeywell International, Inc.	19	4,406
Howmet Aerospace, Inc.	123	3,905
Hubbell, Inc.	23	4,741
Huntington Ingalls Industries, Inc.	20	4,083
IAA, Inc.(b)	78	4,143
IDEX Corp.	20	4,480
IHS Markit Ltd.	42	5,065
Illinois Tool Works, Inc.	19	4,424
ITT, Inc.	46	4,401
J.B. Hunt Transport Services, Inc.	26	4,612
Jacobs Engineering Group, Inc.	31	4,184
Johnson Controls International PLC	66	4,937
Kansas City Southern	15	4,210
L3Harris Technologies, Inc.	20	4,660
Landstar System, Inc.	27	4,537
Leidos Holdings, Inc.	42	4,121
Lennox International, Inc.	13	4,357
Lincoln Electric Holdings, Inc.	34	4,747
ManpowerGroup, Inc.	36	4,371
Masco Corp.	73	4,433
MasTec, Inc.(b)	37	3,383
Middleby Corp. (The)(b)	26	4,756
MSA Safety, Inc.	26	4,234
MSC Industrial Direct Co., Inc., Class A	47	3,958
Nielsen Holdings PLC	159	3,412
Norfolk Southern Corp.	16	4,057
Northrop Grumman Corp.	12	4,412
Old Dominion Freight Line, Inc.	17	4,908
Oshkosh Corp.	34	3,896
Otis Worldwide Corp.	56	5,164
Owens Corning	42	4,013

	Shares	Value
Industrials-(continued)
PACCAR, Inc.	47	$3,848
Parker-Hannifin Corp.	14	4,153
Pentair PLC	62	4,784
Quanta Services, Inc.	47	4,799
Regal Beloit Corp.	31	4,632
Republic Services, Inc.	40	4,965
Robert Half International, Inc.	49	5,067
Rockwell Automation, Inc.	16	5,207
Rollins, Inc.	128	4,982
Roper Technologies, Inc.	10	4,833
Ryder System, Inc.	53	4,213
Science Applications International Corp.	48	4,043
Sensata Technologies Holding PLC(b)	72	4,261
SiteOne Landscape Supply, Inc.(b)	26	5,203
Snap-on, Inc.	17	3,824
Stanley Black & Decker, Inc.	21	4,059
Textron, Inc.	64	4,651
Timken Co. (The)	49	3,604
Toro Co. (The)	40	4,398
Trane Technologies PLC	24	4,764
TransDigm Group, Inc.(b)	7	4,252
TransUnion	42	5,104
Union Pacific Corp.	20	4,337
United Parcel Service, Inc., Class B	21	4,108
United Rentals, Inc.(b)	13	4,584
Univar Solutions, Inc.(b)	158	3,730
Valmont Industries, Inc.	17	4,231
Vertiv Holdings Co.	173	4,873
W.W. Grainger, Inc.	9	3,903
Wabtec Corp.	52	4,669
Waste Management, Inc.	31	4,808
Watsco, Inc.	15	4,176
Woodward, Inc.	35	4,233
XPO Logistics, Inc.(b)	30	2,607
Xylem, Inc.	37	5,044

		487,394

Information Technology-12.86%
Accenture PLC, Class A	16	5,385
Adobe, Inc.(b)	9	5,973
Advanced Micro Devices, Inc.(b)	53	5,868
Akamai Technologies, Inc.(b)	38	4,303
Alliance Data Systems Corp.	35	3,434
Amdocs Ltd.	55	4,237
Amphenol Corp., Class A	64	4,904
Analog Devices, Inc.	54	8,814
Apple, Inc.	35	5,314
Applied Materials, Inc.	32	4,324
Arista Networks, Inc.(b)	13	4,804
Arrow Electronics, Inc.(b)	36	4,364
Aspen Technology, Inc.(b)	32	4,144
Autodesk, Inc.(b)	16	4,961
Automatic Data Processing, Inc.	22	4,599
Avnet, Inc.	98	3,965
Broadcom, Inc.	9	4,475
Broadridge Financial Solutions, Inc.	28	4,822
Cadence Design Systems, Inc.(b)	35	5,722
CDK Global, Inc.	84	3,494
CDW Corp.	27	5,416
Cirrus Logic, Inc.(b)	56	4,686

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)–(continued)

August 31, 2021

	Shares	Value
Information Technology-(continued)
Cisco Systems, Inc.	82	$4,840
Cognizant Technology Solutions Corp., Class A	61	4,655
Corning, Inc.	101	4,039
Dell Technologies, Inc., Class C(b)	43	4,191
Dolby Laboratories, Inc., Class A	46	4,559
Entegris, Inc.	38	4,565
EPAM Systems, Inc.(b)	9	5,695
F5 Networks, Inc.(b)	24	4,886
First Solar, Inc.(b)	57	5,358
Fortinet, Inc.(b)	20	6,303
Gartner, Inc.(b)	19	5,866
Genpact Ltd.	94	4,877
Hewlett Packard Enterprise Co.	270	4,174
HP, Inc.	146	4,342
International Business Machines Corp.	30	4,210
IPG Photonics Corp.(b)	21	3,584
Jabil, Inc.	77	4,757
Juniper Networks, Inc.	164	4,753
Keysight Technologies, Inc.(b)	31	5,561
KLA Corp.	14	4,759
Lam Research Corp.	7	4,234
Littelfuse, Inc.	17	4,852
Lumentum Holdings, Inc.(b)(c)	54	4,679
Microchip Technology, Inc.	28	4,406
Micron Technology, Inc.(b)	52	3,832
Microsoft Corp.	18	5,434
MKS Instruments, Inc.	24	3,532
Motorola Solutions, Inc.	21	5,129
NetApp, Inc.	57	5,069
NortonLifeLock, Inc.	152	4,037
NXP Semiconductors N.V. (China)	21	4,518
ON Semiconductor Corp.(b)	110	4,880
Oracle Corp.	54	4,813
Paychex, Inc.	43	4,922
Qorvo, Inc.(b)	24	4,513
QUALCOMM, Inc.	33	4,841
salesforce.com, inc.(b)	19	5,040
Skyworks Solutions, Inc.	26	4,770
SS&C Technologies Holdings, Inc.	60	4,540
SYNNEX Corp.	35	4,447
Synopsys, Inc.(b)	17	5,648
Teledyne Technologies, Inc.(b)	10	4,634
Teradata Corp.(b)	87	4,758
Teradyne, Inc.	33	4,008
Texas Instruments, Inc.	23	4,391
Trimble, Inc.(b)	56	5,276
Ubiquiti, Inc.	14	4,555
VeriSign, Inc.(b)	20	4,325
ViaSat, Inc.(b)	81	4,183
Visa, Inc., Class A	19	4,353
Western Digital Corp.(b)	57	3,602
Xerox Holdings Corp.	181	4,074
Xilinx, Inc.	34	5,290
Zebra Technologies Corp., Class A(b)	9	5,285

		360,852

Materials-6.60%
Air Products and Chemicals, Inc.	14	3,773
Albemarle Corp.	26	6,155
Amcor PLC	366	4,703

	Shares	Value
Materials-(continued)
AptarGroup, Inc.	30	$4,044
Avery Dennison Corp.	20	4,508
Axalta Coating Systems Ltd.(b)	133	4,062
Ball Corp.	53	5,086
Berry Global Group, Inc.(b)	64	4,299
Celanese Corp.	27	4,282
CF Industries Holdings, Inc.	80	3,634
Chemours Co. (The)	117	3,921
Corteva, Inc.	95	4,177
Crown Holdings, Inc.	43	4,721
Dow, Inc.	63	3,963
DuPont de Nemours, Inc.	52	3,849
Eagle Materials, Inc.	31	4,862
Eastman Chemical Co.	34	3,848
Element Solutions, Inc.	185	4,205
FMC Corp.	37	3,464
Freeport-McMoRan, Inc.	100	3,639
Graphic Packaging Holding Co.	239	4,904
Huntsman Corp.	152	4,017
International Paper Co.	69	4,146
Louisiana-Pacific Corp.	68	4,314
LyondellBasell Industries N.V., Class A	38	3,813
Martin Marietta Materials, Inc.	12	4,575
Mosaic Co. (The)	116	3,733
Newmont Corp.	60	3,479
Nucor Corp.	42	4,938
Packaging Corp. of America	30	4,551
PPG Industries, Inc.	24	3,829
Reliance Steel & Aluminum Co.	26	3,901
RPM International, Inc.	46	3,785
Scotts Miracle-Gro Co. (The)	21	3,294
Sealed Air Corp.	76	4,638
Sherwin-Williams Co. (The)	15	4,555
Silgan Holdings, Inc.	103	4,370
Sonoco Products Co.	65	4,245
Southern Copper Corp. (Peru)	61	3,818
Steel Dynamics, Inc.	68	4,589
Valvoline, Inc.	130	3,921
Vulcan Materials Co.	24	4,462
W.R. Grace & Co.	63	4,387
Westlake Chemical Corp.	42	3,669

		185,128

Real Estate-8.11%
Alexandria Real Estate Equities, Inc.	24	4,953
American Campus Communities, Inc.	89	4,526
American Homes 4 Rent, Class A	114	4,781
AvalonBay Communities, Inc.	21	4,821
Boston Properties, Inc.	36	4,068
Brixmor Property Group, Inc.	182	4,268
Camden Property Trust	34	5,101
CBRE Group, Inc., Class A(b)	49	4,719
Cousins Properties, Inc.	113	4,357
Crown Castle International Corp.	23	4,478
CubeSmart	97	5,190
Digital Realty Trust, Inc.	28	4,589
Douglas Emmett, Inc.	118	3,895
Duke Realty Corp.	91	4,778
Equity LifeStyle Properties, Inc.	60	5,104
Equity Residential	55	4,624

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)–(continued)

August 31, 2021

	Shares	Value
Real Estate-(continued)
Essex Property Trust, Inc.	14	$4,630
Extra Space Storage, Inc.	29	5,420
Federal Realty Investment Trust	37	4,506
First Industrial Realty Trust, Inc.	84	4,703
Gaming and Leisure Properties, Inc.	92	4,536
Healthpeak Properties, Inc.	127	4,572
Highwoods Properties, Inc.	92	4,203
Invitation Homes, Inc.	118	4,859
Iron Mountain, Inc.	96	4,584
Jones Lang LaSalle, Inc.(b)	21	5,091
Kilroy Realty Corp.	60	3,939
Kimco Realty Corp.	380	8,280
Lamar Advertising Co., Class A	41	4,667
Life Storage, Inc.	43	5,351
Medical Properties Trust, Inc.	202	4,137
Mid-America Apartment Communities, Inc.	26	5,002
National Retail Properties, Inc.	90	4,285
Omega Healthcare Investors, Inc.	114	3,822
Prologis, Inc.	36	4,848
Public Storage	15	4,854
Rayonier, Inc.	114	4,193
Realty Income Corp.	62	4,478
Regency Centers Corp.	65	4,460
Simon Property Group, Inc.	32	4,302
SL Green Realty Corp.	53	3,714
Spirit Realty Capital, Inc.	89	4,608
STORE Capital Corp.	121	4,364
UDR, Inc.	88	4,754
VEREIT, Inc.	89	4,497
VICI Properties, Inc.(c)	137	4,235
Welltower, Inc.	56	4,902
Weyerhaeuser Co.	115	4,140
WP Carey, Inc.(c)	56	4,375

		227,563

Utilities-5.01%
Alliant Energy Corp.	77	4,681
Ameren Corp.	51	4,474
American Electric Power Co., Inc.	51	4,568
American Water Works Co., Inc.	28	5,103
Avangrid, Inc.	82	4,481
CenterPoint Energy, Inc.	173	4,341
CMS Energy Corp.	70	4,489
Consolidated Edison, Inc.	57	4,301
DTE Energy Co.	32	3,851

	Shares	Value
Utilities-(continued)
Duke Energy Corp.	43	$4,500
Edison International	78	4,512
Entergy Corp.	42	4,646
Essential Utilities, Inc.	92	4,566
Evergy, Inc.	72	4,928
Eversource Energy	54	4,899
Exelon Corp.	96	4,706
Hawaiian Electric Industries, Inc.	101	4,404
IDACORP, Inc.	45	4,741
MDU Resources Group, Inc.	129	4,150
National Fuel Gas Co.	82	4,248
NextEra Energy, Inc.	60	5,039
NiSource, Inc.	170	4,190
NRG Energy, Inc.	132	6,028
OGE Energy Corp.	128	4,532
Pinnacle West Capital Corp.	51	3,922
Public Service Enterprise Group, Inc.	71	4,540
Sempra Energy	32	4,236
Southern Co. (The)	68	4,470
UGI Corp.	94	4,353
WEC Energy Group, Inc.	47	4,441
Xcel Energy, Inc.	62	4,262

		140,602

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $2,319,410)		2,803,834

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.03%
Invesco Private Government Fund, 0.02%(d)(e)(f)	8,951	8,951
Invesco Private Prime Fund, 0.11%(d)(e)(f)	19,971	19,979

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $28,930)		28,930

TOTAL INVESTMENTS IN SECURITIES-100.97% (Cost $2,348,340)		2,832,764
OTHER ASSETS LESS LIABILITIES-(0.97)%		(27,084)

NET ASSETS-100.00%		$2,805,680

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Invesco Ltd.	$-	$7,080	$(4,757)	$1,146	$405	$3,874	$74

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)–(continued)

August 31, 2021

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$128,826	$(128,826)	$-	$-	$-	$1

Invesco Premier U.S. Government Money Portfolio, Institutional Class	210	18,598	(18,808)	-	-	-	-

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	42,741	218,971	(252,761)	-	-	8,951	3	*

Invesco Private Prime Fund	13,093	256,148	(249,265)	-	3	19,979	23	*

Total	$56,044	$629,623	$(654,417)	$1,146	$408	$32,804	$101

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco Russell 1000 Equal Weight ETF (EQAL)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Communication Services-6.79%
Activision Blizzard, Inc.	3,927	$323,467
Alphabet, Inc., Class A(b)	166	480,396
Altice USA, Inc., Class A(b)	89,316	2,450,831
AT&T, Inc.	104,426	2,863,361
Cable One, Inc.	1,659	3,483,220
Charter Communications, Inc., Class A(b)	4,348	3,550,838
Comcast Corp., Class A	52,157	3,164,887
Discovery, Inc., Class A(b)(c)	12,444	358,885
DISH Network Corp., Class A(b)	72,917	3,178,452
Electronic Arts, Inc.	2,579	374,497
Facebook, Inc., Class A(b)	1,184	449,186
Fox Corp., Class A	9,851	368,821
IAC/InterActiveCorp.(b)	2,657	350,857
Interpublic Group of Cos., Inc. (The)	11,306	420,922
Liberty Broadband Corp., Class C(b)	18,613	3,561,039
Liberty Media Corp.-Liberty Formula One, Class C(b)(c)	8,141	411,446
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	8,316	410,395
Live Nation Entertainment, Inc.(b)	4,288	371,770
Lumen Technologies, Inc.	211,065	2,596,099
Madison Square Garden Sports Corp., Class A(b)	2,158	390,123
Match Group, Inc.(b)	2,674	367,514
Netflix, Inc.(b)	725	412,663
New York Times Co. (The), Class A	9,104	462,301
News Corp., Class A	14,351	322,467
Nexstar Media Group, Inc., Class A	2,545	381,114
Omnicom Group, Inc.	4,528	331,540
Pinterest, Inc., Class A(b)	5,438	302,190
Playtika Holding Corp.(b)	14,769	389,754
Roku, Inc.(b)	8,537	3,008,439
Sirius XM Holdings, Inc.(c)	57,181	358,525
Skillz, Inc., (Acquired 06/25/2021 - 08/03/2021; Cost $419,109)(b)(c)(d)	21,039	247,629
Spotify Technology S.A.(b)	1,505	352,682
Take-Two Interactive Software, Inc.(b)	2,166	349,202
T-Mobile US, Inc.(b)	20,488	2,807,266
TripAdvisor, Inc.(b)	8,926	312,410
Twitter, Inc.(b)	6,551	422,539
Verizon Communications, Inc.	53,090	2,919,950
ViacomCBS, Inc., Class B	9,105	377,402
Vimeo, Inc.(b)	8,895	339,077
Walt Disney Co. (The)(b)	2,119	384,175
World Wrestling Entertainment, Inc., Class A	6,226	324,437
Zillow Group, Inc., Class C(b)(c)	7,408	709,464
Zynga, Inc., Class A(b)	34,590	306,121

		45,748,353

Consumer Discretionary-6.99%
Advance Auto Parts, Inc.	1,880	381,358
Amazon.com, Inc.(b)	107	371,375
Aptiv PLC(b)	2,418	367,995
Aramark	9,779	340,211
AutoNation, Inc.(b)	4,047	441,487
AutoZone, Inc.(b)	271	419,820
Bath & Body Works, Inc.	5,855	395,095

	Shares	Value
Consumer Discretionary-(continued)
Best Buy Co., Inc.	3,363	$391,823
Booking Holdings, Inc.(b)	164	377,146
BorgWarner, Inc.	7,400	315,832
Boyd Gaming Corp.(b)	6,152	377,548
Bright Horizons Family Solutions, Inc.(b)	2,407	350,844
Brunswick Corp.	3,616	350,282
Burlington Stores, Inc.(b)	1,205	360,885
Caesars Entertainment, Inc.(b)	3,525	358,246
Capri Holdings Ltd.(b)	6,829	385,907
CarMax, Inc.(b)	3,157	395,288
Carnival Corp.(b)(c)	12,877	310,851
Carter’s, Inc.	3,527	361,094
Carvana Co.(b)	1,259	413,028
Chegg, Inc.(b)	4,661	387,888
Chipotle Mexican Grill, Inc.(b)	269	511,996
Choice Hotels International, Inc.	3,036	362,377
Churchill Downs, Inc.	1,908	401,634
Columbia Sportswear Co.	3,664	373,765
D.R. Horton, Inc.	4,118	393,763
Darden Restaurants, Inc.	2,793	420,765
Deckers Outdoor Corp.(b)	1,134	474,522
Dick’s Sporting Goods, Inc.	4,005	563,944
Dollar General Corp.	1,722	383,851
Dollar Tree, Inc.(b)	3,635	329,113
Domino’s Pizza, Inc.	815	421,265
DoorDash, Inc., Class A(b)	2,425	464,145
DraftKings, Inc., Class A(b)(c)	7,438	440,999
eBay, Inc.	5,618	431,125
Etsy, Inc.(b)	2,183	472,096
Expedia Group, Inc.(b)	2,221	320,935
Five Below, Inc.(b)	1,995	424,556
Floor & Decor Holdings, Inc., Class A(b)	3,889	479,514
Foot Locker, Inc.	6,285	356,297
Ford Motor Co.(b)	24,800	323,144
frontdoor, inc.(b)	7,326	319,560
GameStop Corp., Class A(b)(c)	1,650	360,096
Gap, Inc. (The)	11,312	302,370
Garmin Ltd.	2,604	454,216
General Motors Co.(b)	6,075	297,736
Gentex Corp.	11,313	348,440
Genuine Parts Co.	2,983	364,493
Grand Canyon Education, Inc.(b)	4,138	368,861
H&R Block, Inc.	15,740	403,731
Hanesbrands, Inc.	19,686	367,735
Harley-Davidson, Inc.	8,203	324,265
Hasbro, Inc.	3,985	391,765
Hayward Holdings, Inc.(b)(c)	13,819	289,508
Hilton Worldwide Holdings, Inc.(b)	2,899	361,969
Home Depot, Inc. (The)	1,206	393,373
Hyatt Hotels Corp., Class A(b)(c)	4,459	328,138
Kohl’s Corp.	7,031	403,579
Las Vegas Sands Corp.(b)	6,759	301,519
Lear Corp.	2,123	339,553
Leggett & Platt, Inc.	7,385	357,360
Lennar Corp., Class A	3,893	417,758
Leslie’s, Inc.(b)(c)	14,605	352,273
Lithia Motors, Inc., Class A	1,139	377,351
LKQ Corp.(b)	7,769	409,349

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2021

	Shares	Value
Consumer Discretionary-(continued)
Lowe’s Cos., Inc.	1,964	$400,440
lululemon athletica, inc.(b)	1,059	423,780
Marriott International, Inc., Class A(b)	2,581	348,796
Marriott Vacations Worldwide Corp.(b)	2,244	335,590
Mattel, Inc.(b)	18,891	403,323
McDonald’s Corp.	1,583	375,899
MGM Resorts International	8,873	378,167
Mohawk Industries, Inc.(b)	1,823	360,516
Newell Brands, Inc.	13,920	353,707
NIKE, Inc., Class B	2,861	471,321
Nordstrom, Inc.(b)(c)	10,950	313,280
Norwegian Cruise Line Holdings Ltd.(b)(c)	11,817	305,351
NVR, Inc.(b)	80	414,395
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	4,133	299,147
O’Reilly Automotive, Inc.(b)	680	403,974
Peloton Interactive, Inc., Class A(b)(c)	3,383	338,943
Penn National Gaming, Inc.(b)(c)	4,807	389,848
Penske Automotive Group, Inc.(c)	4,917	442,186
Petco Health & Wellness Co., Inc.(b)(c)	15,856	341,380
Planet Fitness, Inc., Class A(b)	4,972	404,224
Polaris, Inc.	2,800	335,328
Pool Corp.	862	426,087
PulteGroup, Inc.	6,814	367,002
PVH Corp.(b)	3,477	364,355
QuantumScape Corp.(b)(c)	13,356	293,832
Qurate Retail, Inc., Class A	28,043	309,314
Ralph Lauren Corp.	3,127	363,139
RH(b)	567	397,280
Ross Stores, Inc.	3,096	366,566
Royal Caribbean Cruises Ltd.(b)	4,235	350,362
Service Corp. International	6,999	439,257
Six Flags Entertainment Corp.(b)	8,666	366,052
Skechers U.S.A., Inc., Class A(b)	7,679	387,252
Starbucks Corp.	3,311	389,009
Tapestry, Inc.(b)	8,664	349,332
Target Corp.	1,600	395,168
Tempur Sealy International, Inc.	9,814	438,686
Terminix Global Holdings, Inc.(b)	7,340	305,564
Tesla, Inc.(b)	596	438,489
Thor Industries, Inc.(c)	3,491	395,984
TJX Cos., Inc. (The)	5,656	411,304
Toll Brothers, Inc.	6,405	410,304
TopBuild Corp.(b)	1,842	403,011
Tractor Supply Co.	2,124	412,587
Travel + Leisure Co.	6,136	336,007
Ulta Beauty, Inc.(b)	1,126	436,111
Under Armour, Inc., Class A(b)(c)	18,225	421,727
Vail Resorts, Inc.(b)	1,155	352,102
VF Corp.	4,537	346,944
Victoria’s Secret & Co.(b)	1,933	128,158
Vroom, Inc.(b)(c)	9,754	261,992
Wayfair, Inc., Class A(b)(c)	1,183	332,127
Wendy’s Co. (The)	15,572	358,467
Whirlpool Corp.	1,738	385,019
Williams-Sonoma, Inc.	2,353	439,305
Wyndham Hotels & Resorts, Inc.	4,987	362,555
Wynn Resorts Ltd.(b)	2,921	297,037
YETI Holdings, Inc.(b)	4,128	410,076

	Shares	Value
Consumer Discretionary-(continued)
Yum China Holdings, Inc. (China)	5,583	$343,689
Yum! Brands, Inc.	3,163	414,448

		47,084,102

Consumer Staples-8.33%
Albertsons Cos., Inc., Class A(c)	59,916	1,819,050
Altria Group, Inc.	24,618	1,236,562
Archer-Daniels-Midland Co.	18,641	1,118,460
Beyond Meat, Inc.(b)(c)	7,691	920,151
Boston Beer Co., Inc. (The), Class A(b)(c)	1,186	676,269
Brown-Forman Corp., Class B	15,417	1,082,582
Bunge Ltd.	14,781	1,119,070
Campbell Soup Co.	25,250	1,053,683
Casey’s General Stores, Inc.	5,731	1,172,333
Church & Dwight Co., Inc.	13,500	1,129,410
Clorox Co. (The)	6,558	1,102,072
Coca-Cola Co. (The)	21,006	1,182,848
Colgate-Palmolive Co.	14,004	1,091,612
Conagra Brands, Inc.	31,712	1,050,301
Constellation Brands, Inc., Class A	5,041	1,064,357
Costco Wholesale Corp.	973	443,192
Coty, Inc., Class A(b)	42,703	417,208
Darling Ingredients, Inc.(b)	17,514	1,304,793
Estee Lauder Cos., Inc. (The), Class A	1,223	416,419
Flowers Foods, Inc.	47,484	1,145,789
Freshpet, Inc.(b)	7,076	906,719
General Mills, Inc.	18,875	1,091,164
Grocery Outlet Holding Corp.(b)(c)	32,775	853,133
Hain Celestial Group, Inc. (The)(b)	27,817	1,040,634
Herbalife Nutrition Ltd.(b)	22,448	1,152,480
Hershey Co. (The)	6,635	1,179,039
Hormel Foods Corp.	23,881	1,087,541
Ingredion, Inc.	12,640	1,110,550
JM Smucker Co. (The)	8,648	1,069,498
Kellogg Co.	17,903	1,130,395
Keurig Dr Pepper, Inc.	33,453	1,193,269
Kimberly-Clark Corp.	8,865	1,221,686
Kraft Heinz Co. (The)	27,934	1,005,345
Kroger Co. (The)	29,439	1,355,077
Lamb Weston Holdings, Inc.	14,519	945,913
McCormick & Co., Inc.	13,204	1,139,373
Molson Coors Beverage Co., Class B	20,551	976,789
Mondelez International, Inc., Class A	18,253	1,132,964
Monster Beverage Corp.(b)	12,452	1,214,942
PepsiCo, Inc.	7,747	1,211,553
Philip Morris International, Inc.	11,552	1,189,856
Pilgrim’s Pride Corp.(b)	53,391	1,486,405
Post Holdings, Inc.(b)	10,437	1,168,005
Procter & Gamble Co. (The)	8,626	1,228,256
Reynolds Consumer Products, Inc.	38,729	1,095,256
Seaboard Corp.	306	1,301,908
Spectrum Brands Holdings, Inc.	14,021	1,094,479
Sysco Corp.	15,180	1,209,087
Tyson Foods, Inc., Class A	15,634	1,227,582
US Foods Holding Corp.(b)	31,346	1,065,764
Walgreens Boots Alliance, Inc.	21,838	1,108,278
Walmart, Inc.	2,684	397,500

		56,136,601

Energy-7.08%
Antero Midstream Corp.	165,235	1,587,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2021

	Shares	Value
Energy-(continued)
APA Corp.	78,896	$1,536,894
Baker Hughes Co., Class A	69,521	1,583,688
Cabot Oil & Gas Corp.	104,814	1,665,494
Cheniere Energy, Inc.(b)	19,293	1,687,366
Chevron Corp.	15,586	1,508,257
Cimarex Energy Co.	25,363	1,628,812
ConocoPhillips	28,236	1,567,945
Continental Resources, Inc.(c)	48,636	1,910,422
Devon Energy Corp.	60,450	1,786,298
Diamondback Energy, Inc.	19,193	1,480,548
DT Midstream, Inc.(b)	5,156	239,599
EOG Resources, Inc.	20,472	1,382,269
EQT Corp.(b)(c)	81,350	1,491,146
Exxon Mobil Corp.	26,892	1,466,152
Halliburton Co.	73,395	1,466,432
Hess Corp.	19,454	1,337,463
HollyFrontier Corp.	49,376	1,596,326
Kinder Morgan, Inc.	91,058	1,481,514
Marathon Oil Corp.	129,362	1,520,004
Marathon Petroleum Corp.	27,357	1,621,449
New Fortress Energy, Inc.	39,670	1,165,108
NOV, Inc.(b)	104,000	1,369,680
Occidental Petroleum Corp.	59,071	1,517,534
ONEOK, Inc.	30,795	1,617,353
Phillips 66	19,240	1,367,772
Pioneer Natural Resources Co.	10,580	1,583,509
Schlumberger N.V.	51,348	1,439,798
Targa Resources Corp.	36,757	1,614,367
Texas Pacific Land Corp.	1,110	1,509,311
Valero Energy Corp.	21,202	1,405,905
Williams Cos., Inc. (The)	61,907	1,528,484

		47,664,807

Financials-9.44%
Affiliated Managers Group, Inc.	2,744	466,782
Aflac, Inc.	7,922	449,019
AGNC Investment Corp.	24,766	403,933
Alleghany Corp.(b)	621	420,225
Allstate Corp. (The)	3,342	452,106
Ally Financial, Inc.	8,402	444,466
American Express Co.	2,093	347,354
American Financial Group, Inc.	3,458	476,997
American International Group, Inc.	8,640	471,398
Ameriprise Financial, Inc.	1,721	469,678
Annaly Capital Management, Inc.	46,366	402,921
Aon PLC, Class A(c)	1,810	519,217
Apollo Global Management, Inc.	7,203	430,595
Arch Capital Group Ltd.(b)	10,941	449,675
Ares Management Corp., Class A	7,326	565,421
Arthur J. Gallagher & Co.	3,018	433,445
Assurant, Inc.	2,749	467,632
Assured Guaranty Ltd.	9,263	461,853
Athene Holding Ltd., Class A(b)	6,658	445,886
AXIS Capital Holdings Ltd.	8,517	435,815
Bank of America Corp.	10,555	440,671
Bank of Hawaii Corp.	5,012	420,056
Bank of New York Mellon Corp. (The)	8,560	472,683
Bank OZK	10,391	440,890
Berkshire Hathaway, Inc., Class B(b)	1,535	438,657
BlackRock, Inc.	490	462,212

	Shares	Value
Financials-(continued)
Blackstone, Inc., Class A	4,338	$545,417
BOK Financial Corp.(c)	4,852	427,219
Brighthouse Financial, Inc.(b)	9,290	454,838
Brown & Brown, Inc.	8,034	466,374
Capital One Financial Corp.	2,192	363,806
Carlyle Group, Inc. (The)	9,438	466,048
Cboe Global Markets, Inc.	3,608	455,149
Charles Schwab Corp. (The)	5,848	426,027
Chubb Ltd.	2,659	489,043
Cincinnati Financial Corp.	3,605	444,857
Citigroup, Inc.	6,161	443,038
Citizens Financial Group, Inc.	9,279	406,327
CME Group, Inc., Class A	1,936	390,530
CNA Financial Corp.	9,082	402,787
Comerica, Inc.	6,017	444,716
Commerce Bancshares, Inc.	5,753	406,852
Credit Acceptance Corp.(b)(c)	972	563,449
Cullen/Frost Bankers, Inc.	3,871	442,146
Discover Financial Services	3,589	460,182
East West Bancorp, Inc.	6,190	453,975
Equitable Holdings, Inc.	13,764	426,822
Erie Indemnity Co., Class A(c)	2,234	395,619
Evercore, Inc., Class A	3,272	456,902
Everest Re Group Ltd.	1,717	454,833
F.N.B. Corp.	34,264	400,204
FactSet Research Systems, Inc.	1,284	488,203
Fidelity National Financial, Inc.	9,337	455,926
Fifth Third Bancorp	11,046	429,248
First American Financial Corp.	6,738	475,231
First Citizens BancShares, Inc., Class A(c)	509	456,929
First Hawaiian, Inc.	14,986	418,259
First Horizon Corp.	24,609	403,342
First Republic Bank	2,323	462,138
Franklin Resources, Inc.	13,030	422,693
Globe Life, Inc.	4,282	411,372
GoHealth, Inc., Class A(b)(c)	37,109	180,350
Goldman Sachs Group, Inc. (The)	1,166	482,153
Hanover Insurance Group, Inc. (The)	3,171	448,094
Hartford Financial Services Group, Inc. (The)	6,679	448,962
Huntington Bancshares, Inc.	31,166	484,008
Interactive Brokers Group, Inc., Class A	6,463	417,768
Intercontinental Exchange, Inc.	3,685	440,468
Invesco Ltd.(e)	15,397	389,852
Janus Henderson Group PLC	11,489	498,163
Jefferies Financial Group, Inc.	13,971	516,368
JPMorgan Chase & Co.	2,796	447,220
Kemper Corp.	5,911	405,495
KeyCorp	20,482	416,194
KKR & Co., Inc., Class A	7,391	475,167
Lazard Ltd., Class A	9,544	452,386
Lemonade, Inc.(b)(c)	4,235	319,912
Lincoln National Corp.	6,790	466,134
Loews Corp.	7,714	430,981
LPL Financial Holdings, Inc.	3,017	446,063
M&T Bank Corp.	2,829	396,088
Markel Corp.(b)	359	456,020
MarketAxess Holdings, Inc.	936	445,461
Marsh & McLennan Cos., Inc.	3,085	484,962
Mercury General Corp.	7,299	435,823
MetLife, Inc.	6,972	432,264

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2021

	Shares	Value
Financials-(continued)
MGIC Investment Corp.	30,335	$463,215
Moody’s Corp.	1,185	451,212
Morgan Stanley	4,793	500,533
Morningstar, Inc.	1,726	462,551
MSCI, Inc.	846	536,855
Nasdaq, Inc.	2,357	461,453
New Residential Investment Corp.	39,444	430,728
New York Community Bancorp, Inc.	36,994	463,165
Northern Trust Corp.	3,746	443,976
Old Republic International Corp.	16,676	433,576
OneMain Holdings, Inc.	7,187	415,624
PacWest Bancorp	10,270	436,989
People’s United Financial, Inc.	24,115	396,209
Pinnacle Financial Partners, Inc.	4,919	476,749
PNC Financial Services Group, Inc. (The)	2,302	439,912
Popular, Inc.	5,681	431,415
Primerica, Inc.	2,848	435,573
Principal Financial Group, Inc.	6,851	457,715
Progressive Corp. (The)	4,588	442,008
Prosperity Bancshares, Inc.	5,802	405,444
Prudential Financial, Inc.	4,187	443,320
Raymond James Financial, Inc.	3,322	464,748
Regions Financial Corp.	21,195	433,014
Reinsurance Group of America, Inc.	3,622	419,500
RenaissanceRe Holdings Ltd. (Bermuda)	2,888	452,636
Rocket Cos., Inc., Class A(c)	21,302	369,590
S&P Global, Inc.	1,064	472,224
Santander Consumer USA Holdings, Inc.	11,628	485,236
SEI Investments Co.	6,815	428,050
Signature Bank	1,726	447,604
SLM Corp.	21,116	395,925
Starwood Property Trust, Inc.	16,355	421,959
State Street Corp.	5,102	474,027
Sterling Bancorp	17,237	394,555
Stifel Financial Corp.	6,764	467,392
SVB Financial Group(b)	758	424,101
Synchrony Financial	7,085	352,479
Synovus Financial Corp.	9,459	407,683
T. Rowe Price Group, Inc.	2,234	500,126
TFS Financial Corp.	20,562	411,034
Tradeweb Markets, Inc., Class A	4,983	433,571
Travelers Cos., Inc. (The)	2,846	454,535
Truist Financial Corp.	7,732	441,188
U.S. Bancorp	7,539	432,663
Umpqua Holdings Corp.	22,975	447,323
Unum Group	14,818	394,455
Upstart Holdings, Inc.(b)	3,357	769,156
UWM Holdings Corp.	42,561	312,823
Virtu Financial, Inc., Class A	14,293	349,893
Voya Financial, Inc.	6,880	447,062
W.R. Berkley Corp.	5,679	427,686
Webster Financial Corp.	7,895	398,855
Wells Fargo & Co.	9,846	449,962
Western Alliance Bancorporation	4,635	452,191
White Mountains Insurance Group Ltd.	383	429,270
Willis Towers Watson PLC	1,809	399,282
Wintrust Financial Corp.	5,428	406,232
Zions Bancorporation N.A	8,164	472,696

		63,585,392

	Shares	Value
Health Care-10.03%
10X Genomics, Inc., Class A(b)	2,540	$446,837
Abbott Laboratories	4,565	576,879
AbbVie, Inc.	4,445	536,867
ABIOMED, Inc.(b)	1,637	595,803
Acadia Healthcare Co., Inc.(b)	8,066	533,324
Acceleron Pharma, Inc.(b)	4,002	535,788
Adaptive Biotechnologies Corp.(b)(c)	12,695	461,082
Agilent Technologies, Inc.	3,466	608,179
agilon health, inc.(b)(c)	11,845	414,575
Align Technology, Inc.(b)	838	594,142
Alnylam Pharmaceuticals, Inc.(b)	2,940	592,204
Amedisys, Inc.(b)	2,119	388,731
AmerisourceBergen Corp.	9,783	1,195,580
Amgen, Inc.	2,130	480,379
Anthem, Inc.	1,342	503,424
Avantor, Inc.(b)	14,552	573,931
Baxter International, Inc.	6,280	478,662
Becton, Dickinson and Co.	2,134	537,128
Biogen, Inc.(b)	1,322	448,039
BioMarin Pharmaceutical, Inc.(b)	6,107	514,270
Bio-Rad Laboratories, Inc., Class A(b)	830	668,001
Bio-Techne Corp.	1,145	571,515
Boston Scientific Corp.(b)	11,699	528,210
Bristol-Myers Squibb Co.	7,594	507,735
Bruker Corp.	6,987	617,022
Cardinal Health, Inc.	8,836	463,802
Catalent, Inc.(b)	4,606	600,807
Centene Corp.(b)	6,857	431,854
Cerner Corp.	6,425	490,549
Certara, Inc.(b)	18,418	618,292
Change Healthcare, Inc.(b)	17,237	376,284
Charles River Laboratories International, Inc.(b)	1,403	622,736
Chemed Corp.	1,082	515,789
Cigna Corp.	2,164	458,011
Cooper Cos., Inc. (The)	1,329	598,994
CureVac N.V. (Germany)(b)(c)	8,768	577,197
CVS Health Corp.	13,668	1,180,779
Danaher Corp.	1,970	638,595
DaVita, Inc.(b)	4,120	538,772
DENTSPLY SIRONA, Inc.	7,788	480,520
DexCom, Inc.(b)	1,228	650,128
Edwards Lifesciences Corp.(b)	5,053	592,111
Elanco Animal Health, Inc.(b)	14,196	473,862
Eli Lilly and Co.	2,293	592,259
Encompass Health Corp.	6,311	495,098
Envista Holdings Corp.(b)	11,608	496,706
Exact Sciences Corp.(b)(c)	4,002	417,729
Exelixis, Inc.(b)	22,843	437,900
Gilead Sciences, Inc.	7,543	548,980
Globus Medical, Inc., Class A(b)	6,942	566,467
Guardant Health, Inc.(b)	4,087	520,152
HCA Healthcare, Inc.	2,450	619,801
Henry Schein, Inc.(b)	6,626	500,859
Hill-Rom Holdings, Inc.	4,529	659,332
Hologic, Inc.(b)	8,098	640,957
Horizon Therapeutics PLC(b)	5,503	594,819
Humana, Inc.	1,182	479,206
ICU Medical, Inc.(b)(c)	2,470	492,394
IDEXX Laboratories, Inc.(b)	852	574,044

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2021

	Shares	Value
Health Care-(continued)
Illumina, Inc.(b)	1,121	$512,476
Incyte Corp.(b)	6,100	466,589
Insulet Corp.(b)	1,781	530,400
Integra LifeSciences Holdings Corp.(b)(c)	7,343	552,414
Intuitive Surgical, Inc.(b)	578	608,958
Ionis Pharmaceuticals, Inc.(b)(c)	13,529	537,913
Iovance Biotherapeutics, Inc.(b)(c)	20,533	494,229
IQVIA Holdings, Inc.(b)	2,086	541,797
Jazz Pharmaceuticals PLC(b)	2,857	376,295
Johnson & Johnson	3,069	531,336
Laboratory Corp. of America Holdings(b)	1,949	591,288
Maravai LifeSciences Holdings, Inc., Class A(b)	11,324	670,154
Masimo Corp.(b)	2,221	603,090
McKesson Corp.	6,076	1,240,355
Medtronic PLC	4,049	540,461
Merck & Co., Inc.	6,566	500,920
Mettler-Toledo International, Inc.(b)	250	388,208
Mirati Therapeutics, Inc.(b)	3,033	514,791
Moderna, Inc.(b)	2,502	942,478
Molina Healthcare, Inc.(b)	2,072	556,891
Natera, Inc.(b)	4,911	581,610
Nektar Therapeutics(b)(c)	29,485	456,428
Neurocrine Biosciences, Inc.(b)	5,174	492,565
Novavax, Inc.(b)(c)	2,835	676,261
Novocure Ltd.(b)(c)	2,285	306,670
Oak Street Health, Inc.(b)(c)	8,959	418,654
Organon & Co.	16,118	546,239
Penumbra, Inc.(b)(c)	1,856	510,307
PerkinElmer, Inc.	3,405	629,244
Perrigo Co. PLC	10,598	433,988
Pfizer, Inc.	12,844	591,723
PPD, Inc.(b)	10,980	508,484
Premier, Inc., Class A	14,689	546,137
QIAGEN N.V.(b)	10,892	607,991
Quest Diagnostics, Inc.	3,980	608,263
Quidel Corp.(b)(c)	4,523	583,241
Regeneron Pharmaceuticals, Inc.(b)	966	650,504
Repligen Corp.(b)	2,540	718,769
ResMed, Inc.	2,132	619,410
Royalty Pharma PLC, Class A	11,490	444,089
Sage Therapeutics, Inc.(b)	9,163	423,422
Sarepta Therapeutics, Inc.(b)(c)	6,332	494,656
Seagen, Inc.(b)	3,329	557,940
Signify Health, Inc., Class A(b)(c)	16,559	430,368
Sotera Health Co.(b)	21,190	518,307
STERIS PLC	2,532	544,405
Stryker Corp.	1,954	541,453
Syneos Health, Inc.(b)	5,938	550,928
Tandem Diabetes Care, Inc.(b)	5,410	606,840
Teladoc Health, Inc.(b)(c)	3,273	472,687
Teleflex, Inc.	1,258	497,489
Thermo Fisher Scientific, Inc.	1,055	585,472
Ultragenyx Pharmaceutical, Inc.(b)(c)	5,267	507,159
United Therapeutics Corp.(b)	2,799	601,449
UnitedHealth Group, Inc.	1,276	531,161
Universal Health Services, Inc., Class B	3,349	521,640
Veeva Systems, Inc., Class A(b)	1,673	555,403
Vertex Pharmaceuticals, Inc.(b)	2,718	544,388
Viatris, Inc.	34,760	508,539

	Shares	Value
Health Care-(continued)
Waters Corp.(b)	985	$407,810
West Pharmaceutical Services, Inc.	1,425	643,558
Zimmer Biomet Holdings, Inc.	3,162	475,723
Zoetis, Inc.	2,743	561,108

		67,567,617

Industrials-9.99%
3M Co.	1,717	334,369
A.O. Smith Corp.	5,047	367,018
Acuity Brands, Inc.	1,839	339,351
ADT, Inc.	28,915	247,512
Advanced Drainage Systems, Inc.	3,261	372,243
AECOM(b)	5,474	358,875
AGCO Corp.	2,772	381,483
Air Lease Corp.	7,646	303,852
Alaska Air Group, Inc.(b)	5,842	334,980
Allegion PLC	2,451	352,919
Allison Transmission Holdings, Inc.	8,466	313,073
AMERCO	689	455,532
American Airlines Group, Inc.(b)(c)	16,463	328,272
AMETEK, Inc.	2,498	339,653
Armstrong World Industries, Inc.	3,251	337,876
Axon Enterprise, Inc.(b)	2,199	399,932
AZEK Co., Inc. (The)(b)	8,466	359,720
Boeing Co. (The)(b)	1,401	307,520
Booz Allen Hamilton Holding Corp.	3,853	315,599
Builders FirstSource, Inc.(b)	7,788	415,023
BWX Technologies, Inc.	5,503	316,037
C.H. Robinson Worldwide, Inc.	3,527	317,642
CACI International, Inc., Class A(b)	1,530	394,036
Carlisle Cos., Inc.	1,843	388,394
Carrier Global Corp.	7,243	417,197
Caterpillar, Inc.	1,616	340,766
ChargePoint Holdings, Inc.(b)(c)	52,151	1,102,994
Cintas Corp.	947	374,794
Clarivate PLC (United Kingdom)(b)(c)	15,510	390,697
Clean Harbors, Inc.(b)	15,633	1,604,258
Colfax Corp.(b)	7,490	360,793
Copa Holdings S.A., Class A (Panama)(b)(c)	4,763	358,416
Copart, Inc.(b)	2,870	414,198
CoStar Group, Inc.(b)	9,330	790,624
Crane Co.	3,897	396,598
CSX Corp.	10,446	339,808
Cummins, Inc.	1,412	333,204
Curtiss-Wright Corp.	2,768	337,087
Deere & Co.	1,034	390,883
Delta Air Lines, Inc.(b)	8,211	332,053
Donaldson Co., Inc.	5,461	369,983
Dover Corp.	2,307	402,249
Driven Brands Holdings, Inc.(b)	12,463	372,394
Dun & Bradstreet Holdings, Inc.(b)(c)	19,082	349,773
Eaton Corp. PLC	2,358	396,993
Emerson Electric Co.	3,564	376,002
Equifax, Inc.	1,429	389,060
Expeditors International of Washington, Inc.	2,759	343,882
Fastenal Co.	32,239	1,800,548
FedEx Corp.	1,164	309,263
Flowserve Corp.	8,281	321,882
Fortive Corp.	4,822	356,201
Fortune Brands Home & Security, Inc.	3,491	339,919

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2021

	Shares	Value
Industrials-(continued)
FTI Consulting, Inc.(b)	2,415	$337,400
Gates Industrial Corp. PLC(b)	19,431	318,280
Generac Holdings, Inc.(b)	908	396,778
General Dynamics Corp.	1,786	357,754
General Electric Co.	3,245	342,055
Graco, Inc.	4,686	367,476
GXO Logistics, Inc.(b)	2,298	187,953
HEICO Corp.	2,415	306,270
Hexcel Corp.(b)(c)	26,719	1,515,235
Honeywell International, Inc.	1,569	363,867
Howmet Aerospace, Inc.	9,871	313,404
Hubbell, Inc.	1,899	391,403
Huntington Ingalls Industries, Inc.	1,600	326,672
IAA, Inc.(b)	6,818	362,172
IDEX Corp.	1,580	353,920
IHS Markit Ltd.	3,033	365,780
Illinois Tool Works, Inc.	1,525	355,112
Ingersoll Rand, Inc.(b)	7,245	384,130
ITT, Inc.	3,754	359,145
J.B. Hunt Transport Services, Inc.	2,135	378,749
Jacobs Engineering Group, Inc.	2,513	339,154
JetBlue Airways Corp.(b)	21,117	319,500
Johnson Controls International PLC	5,093	380,956
Kansas City Southern	1,168	327,823
Kirby Corp.(b)	5,341	286,224
Knight-Swift Transportation Holdings, Inc.	7,429	385,788
L3Harris Technologies, Inc.	1,542	359,301
Landstar System, Inc.	2,148	360,928
Leidos Holdings, Inc.	3,807	373,505
Lennox International, Inc.	1,042	349,258
Lincoln Electric Holdings, Inc.	2,737	382,113
Lockheed Martin Corp.	900	323,820
Lyft, Inc., Class A(b)	6,224	296,325
ManpowerGroup, Inc.	2,867	348,111
Masco Corp.	5,668	344,161
MasTec, Inc.(b)	3,242	296,448
Mercury Systems, Inc.(b)	4,999	251,850
Middleby Corp. (The)(b)	2,082	380,881
MSA Safety, Inc.	2,123	345,709
MSC Industrial Direct Co., Inc., Class A	3,847	323,956
Nielsen Holdings PLC	14,703	315,526
Nordson Corp.	1,559	371,977
Norfolk Southern Corp.	1,256	318,446
Northrop Grumman Corp.	931	342,329
nVent Electric PLC	10,963	376,689
Old Dominion Freight Line, Inc.	1,353	390,638
Oshkosh Corp.	2,824	323,574
Otis Worldwide Corp.	4,168	384,373
Owens Corning	3,548	339,011
PACCAR, Inc.	3,741	306,276
Parker-Hannifin Corp.	1,175	348,587
Pentair PLC	5,215	402,389
Plug Power, Inc.(b)(c)	55,868	1,455,920
Quanta Services, Inc.	3,874	395,535
Raytheon Technologies Corp.	3,856	326,835
Regal Beloit Corp.	2,649	395,814
Republic Services, Inc.	12,851	1,595,195
Robert Half International, Inc.	3,841	397,159
Rockwell Automation, Inc.	1,235	401,931
Rollins, Inc.	10,967	426,836

	Shares	Value
Industrials-(continued)
Roper Technologies, Inc.	899	$434,469
Ryder System, Inc.	4,536	360,567
Schneider National, Inc., Class B	15,652	352,796
Science Applications International Corp.	4,257	358,567
Sensata Technologies Holding PLC(b)	5,865	347,091
Shoals Technologies Group, Inc., Class A(b)(c)	54,112	1,762,428
SiteOne Landscape Supply, Inc.(b)(c)	2,275	455,228
Snap-on, Inc.	1,576	354,521
Southwest Airlines Co.(b)	6,586	327,851
Spirit AeroSystems Holdings, Inc., Class A	6,814	267,381
Stanley Black & Decker, Inc.	1,715	331,458
Stericycle, Inc.(b)	19,449	1,353,650
Sunrun, Inc.(b)(c)	26,768	1,184,484
Textron, Inc.	5,132	372,942
Timken Co. (The)	20,531	1,509,850
Toro Co. (The)	3,239	356,096
Trane Technologies PLC	1,859	369,012
TransDigm Group, Inc.(b)	515	312,847
TransUnion	3,095	376,135
Trex Co., Inc.(b)(c)	3,525	386,904
TuSimple Holdings, Inc., Class A(b)(c)	6,377	266,941
Uber Technologies, Inc.(b)	7,363	288,188
Union Pacific Corp.	1,551	336,319
United Airlines Holdings, Inc.(b)(c)	6,747	313,803
United Parcel Service, Inc., Class B	1,696	331,788
United Rentals, Inc.(b)	1,143	403,079
Univar Solutions, Inc.(b)	63,501	1,499,259
Valmont Industries, Inc.	1,517	377,521
Verisk Analytics, Inc.	1,938	391,011
Vertiv Holdings Co.	15,036	423,564
Virgin Galactic Holdings, Inc.(b)(c)	9,045	245,210
W.W. Grainger, Inc.	749	324,841
Wabtec Corp.	4,306	386,636
Waste Management, Inc.	10,012	1,552,961
Watsco, Inc.	1,201	334,382
Woodward, Inc.	2,850	344,679
XPO Logistics, Inc.(b)	2,302	200,067
Xylem, Inc.	2,947	401,706

		67,264,068

Information Technology-14.81%
Accenture PLC, Class A	1,179	396,804
Adobe, Inc.(b)	713	473,218
Advanced Micro Devices, Inc.(b)	4,717	522,266
Akamai Technologies, Inc.(b)	3,414	386,636
Allegro MicroSystems, Inc. (Japan)(b)	14,631	439,662
Alliance Data Systems Corp.	3,131	307,182
Alteryx, Inc., Class A(b)(c)	4,675	345,810
Amdocs Ltd.	5,050	389,002
Amphenol Corp., Class A	5,919	453,573
Analog Devices, Inc.	4,856	791,267
Anaplan, Inc.(b)	7,436	446,011
ANSYS, Inc.(b)	1,186	433,317
Apple, Inc.	3,022	458,830
Applied Materials, Inc.	2,900	391,877
Arista Networks, Inc.(b)	8,115	2,998,736
Arrow Electronics, Inc.(b)	3,490	423,058
Aspen Technology, Inc.(b)	2,864	370,888
Atlassian Corp. PLC, Class A(b)	1,542	566,007
Autodesk, Inc.(b)	1,486	460,794

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2021

	Shares	Value
Information Technology-(continued)
Automatic Data Processing, Inc.	1,701	$355,577
Avalara, Inc.(b)	2,670	479,799
Avnet, Inc.	9,788	396,022
Bentley Systems, Inc., Class B	6,145	396,291
Bill.com Holdings, Inc.(b)	1,938	531,768
Black Knight, Inc.(b)	5,355	405,213
Broadcom, Inc.	867	431,081
Broadridge Financial Solutions, Inc.	2,667	459,311
Brooks Automation, Inc.	4,093	347,741
C3.ai, Inc., Class A(b)(c)	6,639	342,174
Cadence Design Systems, Inc.(b)	3,047	498,124
CDK Global, Inc.	7,694	320,070
CDW Corp.	2,366	474,643
Ceridian HCM Holding, Inc.(b)	4,506	506,249
Ciena Corp.(b)	52,796	3,016,235
Cirrus Logic, Inc.(b)	4,982	416,844
Cisco Systems, Inc.	56,495	3,334,335
Citrix Systems, Inc.	3,386	348,318
Cloudflare, Inc., Class A(b)(c)	3,982	480,787
Cognex Corp.	4,242	375,926
Cognizant Technology Solutions Corp., Class A	5,767	440,080
Coherent, Inc.(b)	1,270	320,891
CommScope Holding Co., Inc.(b)	145,702	2,302,092
Concentrix Corp.(b)	2,569	445,439
Corning, Inc.	10,114	404,459
Coupa Software, Inc.(b)(c)	1,664	407,364
Cree, Inc.(b)(c)	4,243	360,570
Crowdstrike Holdings, Inc., Class A(b)	1,666	468,146
Datadog, Inc., Class A(b)	3,944	543,483
Datto Holding Corp.(b)(c)	15,035	383,393
Dell Technologies, Inc., Class C(b)	4,004	390,230
DocuSign, Inc.(b)	1,552	459,764
Dolby Laboratories, Inc., Class A	4,000	396,440
DoubleVerify Holdings, Inc.(b)(c)	11,165	405,624
Dropbox, Inc., Class A(b)	13,654	432,968
Duck Creek Technologies, Inc.(b)(c)	9,771	455,622
DXC Technology Co.(b)	10,498	385,487
Dynatrace, Inc.(b)	7,128	489,907
Elastic N.V.(b)	2,813	448,814
Enphase Energy, Inc.(b)	10,308	1,790,809
Entegris, Inc.	3,340	401,268
EPAM Systems, Inc.(b)	793	501,818
Euronet Worldwide, Inc.(b)	2,338	311,492
Everbridge, Inc.(b)(c)	3,136	492,258
F5 Networks, Inc.(b)	2,146	436,861
Fair Isaac Corp.(b)	669	307,566
Fastly, Inc., Class A(b)(c)	6,951	303,064
Fidelity National Information Services, Inc.	2,297	293,488
FireEye, Inc.(b)(c)	18,582	338,007
First Solar, Inc.(b)	21,215	1,994,210
Fiserv, Inc.(b)	3,073	361,969
Five9, Inc.(b)(c)	2,234	353,486
FleetCor Technologies, Inc.(b)	1,274	335,419
Fortinet, Inc.(b)	1,694	533,847
Gartner, Inc.(b)	1,715	529,489
Genpact Ltd.	7,455	386,765
Global Payments, Inc.	1,734	282,018
Globant S.A.(b)	1,785	575,270
GoDaddy, Inc., Class A(b)	4,655	341,258

	Shares	Value
Information Technology-(continued)
Guidewire Software, Inc.(b)	3,512	$416,032
Hewlett Packard Enterprise Co.	26,961	416,817
HP, Inc.	13,885	412,940
HubSpot, Inc.(b)(c)	698	477,760
Intel Corp.	6,955	375,987
International Business Machines Corp.	2,753	386,356
Intuit, Inc.	856	484,590
IPG Photonics Corp.(b)	1,902	324,633
Jabil, Inc.	6,880	425,046
Jack Henry & Associates, Inc.	2,080	366,870
Jamf Holding Corp.(b)(c)	12,478	438,602
Juniper Networks, Inc.	108,133	3,133,694
Keysight Technologies, Inc.(b)	2,257	404,861
KLA Corp.	1,258	427,670
Lam Research Corp.	621	375,593
Littelfuse, Inc.	1,347	384,434
Lumentum Holdings, Inc.(b)(c)	36,969	3,202,994
Manhattan Associates, Inc.(b)	2,812	458,328
Marvell Technology, Inc.	7,274	445,096
Mastercard, Inc., Class A	934	323,379
McAfee Corp., Class A(c)	13,921	369,742
Medallia, Inc.(b)	12,428	419,694
Microchip Technology, Inc.	2,675	420,938
Micron Technology, Inc.(b)	4,973	366,510
Microsoft Corp.	1,550	467,914
MKS Instruments, Inc.	1,911	281,261
MongoDB, Inc.(b)(c)	1,076	421,609
Monolithic Power Systems, Inc.	1,128	558,281
Motorola Solutions, Inc.	14,214	3,471,343
N-able, Inc.(b)(c)	11,569	156,529
National Instruments Corp.	9,435	394,572
nCino, Inc.(b)(c)	6,238	386,818
NCR Corp.(b)	8,847	375,821
NetApp, Inc.	4,875	433,534
New Relic, Inc.(b)	5,587	446,792
NortonLifeLock, Inc.	14,466	384,217
Nuance Communications, Inc.(b)	7,307	402,250
Nutanix, Inc., Class A(b)	10,707	395,195
NVIDIA Corp.	2,159	483,292
NXP Semiconductors N.V. (China)	2,011	432,626
Okta, Inc.(b)	1,719	453,128
ON Semiconductor Corp.(b)	10,824	480,153
Oracle Corp.	5,147	458,752
Palantir Technologies, Inc., Class A(b)(c)	15,626	411,589
Palo Alto Networks, Inc.(b)	1,083	499,306
Paychex, Inc.	3,237	370,539
Paycom Software, Inc.(b)	1,145	559,790
Paylocity Holding Corp.(b)	1,867	502,596
PayPal Holdings, Inc.(b)	1,203	347,258
Paysafe Ltd.(b)(c)	29,500	249,570
Pegasystems, Inc.	2,918	401,604
PTC, Inc.(b)	2,962	389,977
Pure Storage, Inc., Class A(b)	20,541	530,574
Qorvo, Inc.(b)	2,210	415,546
QUALCOMM, Inc.	2,938	430,975
RingCentral, Inc., Class A(b)	1,395	351,903
Sabre Corp.(b)(c)	26,215	294,394
salesforce.com, inc.(b)	2,335	619,405
ServiceNow, Inc.(b)	762	490,454
Shift4 Payments, Inc., Class A(b)	3,410	292,271

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2021

	Shares	Value
Information Technology-(continued)
Skyworks Solutions, Inc.	2,306	$423,059
Smartsheet, Inc., Class A(b)	5,830	463,893
Snowflake, Inc., Class A(b)	1,640	499,134
SolarWinds Corp.(c)	11,527	196,766
Splunk, Inc.(b)	3,159	482,916
Square, Inc., Class A(b)(c)	1,425	382,000
SS&C Technologies Holdings, Inc.	5,565	421,048
StoneCo Ltd., Class A (Brazil)(b)	5,053	235,167
Switch, Inc., Class A(c)	18,259	453,006
SYNNEX Corp.	3,346	425,176
Synopsys, Inc.(b)	1,528	507,663
Teledyne Technologies, Inc.(b)	774	358,656
Teradata Corp.(b)	8,575	468,967
Teradyne, Inc.	3,065	372,214
Texas Instruments, Inc.	2,141	408,738
Trade Desk, Inc. (The), Class A(b)	5,907	472,855
Trimble, Inc.(b)	4,302	405,334
Twilio, Inc., Class A(b)	1,114	397,653
Tyler Technologies, Inc.(b)	923	448,301
Ubiquiti, Inc.	9,797	3,187,552
Unity Software, Inc.(b)(c)	3,871	490,649
Universal Display Corp.	1,847	385,266
VeriSign, Inc.(b)	1,779	384,727
ViaSat, Inc.(b)(c)	61,552	3,178,545
Visa, Inc., Class A	1,483	339,755
VMware, Inc., Class A(b)(c)	2,534	377,237
Vontier Corp.	10,076	366,464
Western Digital Corp.(b)	5,651	357,143
Western Union Co. (The)	14,303	309,517
WEX, Inc.(b)	1,691	310,417
Wix.com Ltd. (Israel)(b)	1,340	297,587
Workday, Inc., Class A(b)	1,707	466,284
Xerox Holdings Corp.	16,829	378,821
Xilinx, Inc.	3,005	467,548
Zebra Technologies Corp., Class A(b)	667	391,642
Zendesk, Inc.(b)(c)	2,773	342,743
Zoom Video Communications, Inc., Class A(b)(c)	1,077	311,792
Zscaler, Inc.(b)	1,852	515,486

		99,764,706

Materials-9.55%
Air Products and Chemicals, Inc.	5,407	1,457,241
Albemarle Corp.	9,900	2,343,726
Alcoa Corp.(b)	48,320	2,143,958
Amcor PLC	29,040	373,164
AptarGroup, Inc.	2,368	319,206
Ardagh Group S.A.	14,087	370,065
Ashland Global Holdings, Inc.	18,303	1,667,586
Avery Dennison Corp.	7,763	1,749,703
Axalta Coating Systems Ltd.(b)	10,792	329,588
Ball Corp.	4,192	402,264
Berry Global Group, Inc.(b)	5,229	351,232
Celanese Corp.	10,981	1,741,587
CF Industries Holdings, Inc.	32,462	1,474,424
Chemours Co. (The)	47,473	1,590,820
Cleveland-Cliffs, Inc.(b)(c)	76,548	1,796,582
Corteva, Inc.	26,509	1,165,601
Crown Holdings, Inc.	3,363	369,224
Diversey Holdings Ltd.(b)	18,806	328,541

	Shares	Value
Materials-(continued)
Dow, Inc.	25,542	$1,606,592
DuPont de Nemours, Inc.	4,309	318,952
Eagle Materials, Inc.	2,430	381,121
Eastman Chemical Co.	13,879	1,570,548
Ecolab, Inc.	7,726	1,741,131
Element Solutions, Inc.	68,516	1,557,369
FMC Corp.	13,767	1,289,004
Freeport-McMoRan, Inc.	46,148	1,679,326
Graphic Packaging Holding Co.	19,293	395,892
Huntsman Corp.	62,731	1,657,980
International Flavors & Fragrances, Inc.	11,123	1,685,134
International Paper Co.	26,927	1,618,043
Louisiana-Pacific Corp.	5,905	374,613
LyondellBasell Industries N.V., Class A	15,833	1,588,842
Martin Marietta Materials, Inc.	1,011	385,444
Mosaic Co. (The)	53,469	1,720,632
NewMarket Corp.	5,198	1,817,897
Newmont Corp.	25,494	1,478,397
Nucor Corp.	17,022	2,001,106
Olin Corp.	36,104	1,799,423
Packaging Corp. of America	2,505	380,009
PPG Industries, Inc.	1,956	312,080
Reliance Steel & Aluminum Co.	10,485	1,573,169
Royal Gold, Inc.	14,484	1,612,504
RPM International, Inc.	3,817	314,101
Scotts Miracle-Gro Co. (The)	8,598	1,348,424
Sealed Air Corp.	5,866	358,002
Sherwin-Williams Co. (The)	1,243	377,462
Silgan Holdings, Inc.	8,148	345,720
Sonoco Products Co.	5,105	333,357
Southern Copper Corp. (Peru)	27,316	1,709,708
Steel Dynamics, Inc.	27,435	1,851,588
United States Steel Corp.	68,117	1,822,130
Valvoline, Inc.	49,120	1,481,459
Vulcan Materials Co.	2,014	374,463
W.R. Grace & Co.	23,589	1,642,738
Westlake Chemical Corp.	17,285	1,509,845
WestRock Co.	6,349	330,402

		64,319,119

Real Estate-8.87%
Alexandria Real Estate Equities, Inc.	4,557	940,428
American Campus Communities, Inc.	17,247	877,010
American Homes 4 Rent, Class A	21,273	892,190
American Tower Corp.	3,080	899,884
Americold Realty Trust	21,737	798,617
Apartment Income REIT Corp.	17,405	884,522
AvalonBay Communities, Inc.	3,978	913,269
Boston Properties, Inc.	6,991	789,913
Brixmor Property Group, Inc.	36,168	848,140
Camden Property Trust	6,215	932,499
CBRE Group, Inc., Class A(b)	9,516	916,391
CoreSite Realty Corp.	6,331	939,330
Cousins Properties, Inc.	21,917	845,120
Crown Castle International Corp.	4,216	820,813
CubeSmart	17,953	960,486
CyrusOne, Inc.	12,039	926,762
Digital Realty Trust, Inc.	5,304	869,379
Douglas Emmett, Inc.	23,619	779,663
Duke Realty Corp.	17,048	895,190

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2021

	Shares	Value
Real Estate-(continued)
EPR Properties	15,709	$797,232
Equinix, Inc.	1,033	871,284
Equity LifeStyle Properties, Inc.	10,982	934,239
Equity Residential	10,550	886,939
Essex Property Trust, Inc.	2,718	898,951
Extra Space Storage, Inc.	5,172	966,699
Federal Realty Investment Trust	6,935	844,475
First Industrial Realty Trust, Inc.	15,652	876,355
Gaming and Leisure Properties, Inc.	17,727	873,941
Healthcare Trust of America, Inc., Class A(c)	28,922	877,204
Healthpeak Properties, Inc.	24,419	879,084
Highwoods Properties, Inc.	18,012	822,968
Host Hotels & Resorts, Inc.(b)	46,823	775,389
Howard Hughes Corp. (The)(b)	8,209	743,161
Hudson Pacific Properties, Inc.	28,866	761,485
Invitation Homes, Inc.	22,271	917,120
Iron Mountain, Inc.	18,251	871,485
JBG SMITH Properties	25,101	756,293
Jones Lang LaSalle, Inc.(b)	4,136	1,002,691
Kilroy Realty Corp.	11,745	771,059
Kimco Realty Corp.	76,565	1,668,351
Lamar Advertising Co., Class A	7,986	909,046
Life Storage, Inc.	7,794	969,885
Medical Properties Trust, Inc.	40,022	819,651
Mid-America Apartment Communities, Inc.	4,887	940,112
National Retail Properties, Inc.	17,342	825,653
Omega Healthcare Investors, Inc.	22,931	768,876
Opendoor Technologies, Inc.(b)(c)	49,538	878,309
Park Hotels & Resorts, Inc.(b)	39,050	747,417
Prologis, Inc.	6,815	917,708
Public Storage	2,828	915,169
Rayonier, Inc.	24,439	898,866
Realty Income Corp.	12,221	882,601
Regency Centers Corp.	12,860	882,453
Rexford Industrial Realty, Inc.(c)	14,184	878,415
SBA Communications Corp., Class A	2,579	925,784
Simon Property Group, Inc.	6,459	868,413
SL Green Realty Corp.	10,512	736,681
Spirit Realty Capital, Inc.	17,098	885,163
STORE Capital Corp.	23,820	859,187
Sun Communities, Inc.	4,765	960,100
UDR, Inc.	16,939	915,045
Ventas, Inc.	14,433	807,382
VEREIT, Inc.	17,668	892,764
VICI Properties, Inc.(c)	25,777	796,767
Vornado Realty Trust	17,415	729,340
Welltower, Inc.	10,361	906,898
Weyerhaeuser Co.	24,492	881,712
WP Carey, Inc.(c)	10,858	848,227

		59,773,635

Utilities-8.09%
AES Corp. (The)	53,554	1,278,334
Alliant Energy Corp.	24,009	1,459,507
Ameren Corp.	16,507	1,447,994
American Electric Power Co., Inc.	16,525	1,480,144
American Water Works Co., Inc.	8,618	1,570,630

	Shares	Value
Utilities-(continued)
Atmos Energy Corp.	13,924	$1,357,729
Avangrid, Inc.	26,207	1,432,213
Brookfield Renewable Corp., Class A(c)	35,076	1,536,680
CenterPoint Energy, Inc.	55,068	1,381,656
CMS Energy Corp.	23,447	1,503,656
Consolidated Edison, Inc.	18,284	1,379,528
Dominion Energy, Inc.	18,173	1,414,586
DTE Energy Co.	10,387	1,249,972
Duke Energy Corp.	13,614	1,424,841
Edison International	24,499	1,417,022
Entergy Corp.	12,957	1,433,174
Essential Utilities, Inc.	28,619	1,420,361
Evergy, Inc.	21,644	1,481,532
Eversource Energy	16,884	1,531,885
Exelon Corp.	30,345	1,487,512
FirstEnergy Corp.	36,987	1,437,685
Hawaiian Electric Industries, Inc.	32,083	1,398,819
IDACORP, Inc.	13,663	1,439,397
MDU Resources Group, Inc.	10,625	341,806
National Fuel Gas Co.	26,308	1,363,017
NextEra Energy, Inc.	18,713	1,571,705
NiSource, Inc.	53,918	1,329,079
NRG Energy, Inc.	36,347	1,659,967
OGE Energy Corp.	40,424	1,431,414
PG&E Corp.(b)(c)	136,456	1,251,301
Pinnacle West Capital Corp.	16,489	1,268,004
PPL Corp.	48,822	1,432,926
Public Service Enterprise Group, Inc.	22,804	1,458,088
Sempra Energy	9,927	1,313,938
Southern Co. (The)	22,046	1,449,084
UGI Corp.	29,833	1,381,566
Vistra Corp.	76,917	1,468,346
WEC Energy Group, Inc.	15,116	1,428,160
Xcel Energy, Inc.	20,422	1,404,012

		54,517,270

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $552,425,117)		673,425,670

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.94%
Invesco Private Government Fund, 0.02%(e)(f)(g)	16,042,144	16,042,144
Invesco Private Prime Fund, 0.11%(e)(f)(g)	37,416,702	37,431,669

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $53,473,812)		53,473,813

TOTAL INVESTMENTS IN SECURITIES-107.91% (Cost $605,898,929)		726,899,483
OTHER ASSETS LESS LIABILITIES-(7.91)%		(53,258,475)

NET ASSETS-100.00%		$673,641,008

Investment Abbreviations:

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco Russell 1000 Equal Weight ETF (EQAL)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)	Restricted security. The value of this security at August 31, 2021 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Invesco Ltd.	$185,854	$298,248	$(446,083)	$287,876	$63,957	$389,852	$12,657

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	15,032,514	(15,032,514)	-	-	-	96

Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	1,654,460	(1,654,460)	-	-	-	2

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	7,244,822	79,584,349	(70,787,027)	-	-	16,042,144	1,769	*

Invesco Private Prime Fund	2,301,736	124,299,601	(89,170,703)	1	1,034	37,431,669	18,909	*

Total	$9,732,412	$220,869,172	$(177,090,787)	$287,877	$64,991	$53,863,665	$33,433

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.79%
Communication Services-3.42%
Activision Blizzard, Inc.	269	$22,157
Alphabet, Inc., Class A(b)	4	11,576
Alphabet, Inc., Class C(b)	4	11,637
Cable One, Inc.	14	29,394
Charter Communications, Inc., Class A(b)	39	31,850
Comcast Corp., Class A	453	27,488
Electronic Arts, Inc.	184	26,718
Liberty Broadband Corp., Class A(b)	22	4,087
Liberty Broadband Corp., Class C(b)	138	26,402
Match Group, Inc.(b)	184	25,289
Netflix, Inc.(b)	52	29,598
New York Times Co. (The), Class A	597	30,316
Take-Two Interactive Software, Inc.(b)	145	23,377
T-Mobile US, Inc.(b)	182	24,938
Verizon Communications, Inc.	453	24,915

		349,742

Consumer Discretionary-6.03%
Amazon.com, Inc.(b)	7	24,295
AutoZone, Inc.(b)	19	29,434
Columbia Sportswear Co.	254	25,911
Dollar General Corp.	127	28,310
Dollar Tree, Inc.(b)	262	23,721
Domino’s Pizza, Inc.	61	31,530
eBay, Inc.	405	31,080
frontdoor, inc.(b)	483	21,068
Garmin Ltd.	181	31,572
Gentex Corp.	754	23,223
Grand Canyon Education, Inc.(b)	285	25,405
Hasbro, Inc.	269	26,445
Home Depot, Inc. (The)	82	26,747
Mattel, Inc.(b)	1,191	25,428
McDonald’s Corp.	110	26,121
Newell Brands, Inc.	897	22,793
NIKE, Inc., Class B	194	31,960
Peloton Interactive, Inc., Class A(b)(c)	239	23,945
Pool Corp.	59	29,164
Service Corp. International	488	30,627
TJX Cos., Inc. (The)	389	28,288
Tractor Supply Co.	142	27,583
Yum China Holdings, Inc. (China)	370	22,777

		617,427

Consumer Staples-8.38%
Altria Group, Inc.	518	26,019
Archer-Daniels-Midland Co.	378	22,680
Boston Beer Co., Inc. (The), Class A(b)(c)	24	13,685
Brown-Forman Corp., Class A	64	4,237
Brown-Forman Corp., Class B	257	18,047
Bunge Ltd.	290	21,956
Campbell Soup Co.	517	21,574
Casey’s General Stores, Inc.	121	24,752
Church & Dwight Co., Inc.	306	25,600
Clorox Co. (The)	146	24,535
Coca-Cola Co. (The)	462	26,015
Colgate-Palmolive Co.	310	24,165
Conagra Brands, Inc.	660	21,859
Costco Wholesale Corp.	68	30,973

	Shares	Value
Consumer Staples-(continued)
Flowers Foods, Inc.	1,026	$24,757
General Mills, Inc.	404	23,355
Grocery Outlet Holding Corp.(b)(c)	746	19,418
Hain Celestial Group, Inc. (The)(b)	626	23,419
Hershey Co. (The)	148	26,300
Hormel Foods Corp.	521	23,726
Ingredion, Inc.	264	23,195
JM Smucker Co. (The)	189	23,374
Kellogg Co.	386	24,372
Keurig Dr Pepper, Inc.	692	24,684
Kimberly-Clark Corp.	199	27,424
Kraft Heinz Co. (The)	582	20,946
Kroger Co. (The)	676	31,116
McCormick & Co., Inc.	286	24,679
Mondelez International, Inc., Class A	403	25,014
Monster Beverage Corp.(b)	271	26,442
PepsiCo, Inc.	173	27,056
Philip Morris International, Inc.	265	27,295
Post Holdings, Inc.(b)	221	24,732
Procter & Gamble Co. (The)	195	27,766
Seaboard Corp.	6	25,528
Walmart, Inc.	182	26,954

		857,649

Energy-0.28%
Cabot Oil & Gas Corp.	1,506	23,930
DT Midstream, Inc.(b)	93	4,322

		28,252

Financials-11.54%
Affiliated Managers Group, Inc.	156	26,537
Alleghany Corp.(b)	37	25,038
Allstate Corp. (The)	186	25,162
American Financial Group, Inc.	209	28,829
Aon PLC, Class A(c)	103	29,547
Arch Capital Group Ltd.(b)	650	26,715
Ares Management Corp., Class A	462	35,657
Arthur J. Gallagher & Co.	175	25,134
Assurant, Inc.	163	27,728
Berkshire Hathaway, Inc., Class B(b)	90	25,719
BlackRock, Inc.	29	27,355
Brown & Brown, Inc.	490	28,444
Charles Schwab Corp. (The)	342	24,915
Chubb Ltd.	150	27,588
Cincinnati Financial Corp.	210	25,914
CME Group, Inc., Class A	119	24,005
CNA Financial Corp.	538	23,860
Commerce Bancshares, Inc.	331	23,408
Erie Indemnity Co., Class A(c)	129	22,845
Everest Re Group Ltd.	100	26,490
FactSet Research Systems, Inc.	79	30,037
Interactive Brokers Group, Inc., Class A	382	24,692
Intercontinental Exchange, Inc.	230	27,492
Kemper Corp.	351	24,079
Markel Corp.(b)	21	26,675
MarketAxess Holdings, Inc.	57	27,127
Mercury General Corp.	412	24,601
Moody’s Corp.	77	29,319
MSCI, Inc.	53	33,633

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)–(continued)

August 31, 2021

	Shares	Value
Financials-(continued)
Nasdaq, Inc.	154	$30,150
New York Community Bancorp, Inc.	2,113	26,455
Northern Trust Corp.	213	25,245
Old Republic International Corp.	970	25,220
People’s United Financial, Inc.	1,342	22,049
Progressive Corp. (The)	260	25,048
RenaissanceRe Holdings Ltd. (Bermuda)	168	26,331
S&P Global, Inc.	68	30,180
SEI Investments Co.	407	25,564
TFS Financial Corp.	1,163	23,248
Tradeweb Markets, Inc., Class A	310	26,973
Travelers Cos., Inc. (The)	160	25,554
Virtu Financial, Inc., Class A	831	20,343
W.R. Berkley Corp.	333	25,078
White Mountains Insurance Group Ltd.	21	23,537
Willis Towers Watson PLC	99	21,851

		1,181,371

Health Care-18.60%
Abbott Laboratories	240	30,329
AbbVie, Inc.	233	28,142
Agilent Technologies, Inc.	188	32,988
Amedisys, Inc.(b)	101	18,529
Amgen, Inc.	109	24,583
Baxter International, Inc.	314	23,933
Becton, Dickinson and Co.	109	27,435
Biogen, Inc.(b)	94	31,858
BioMarin Pharmaceutical, Inc.(b)	332	27,958
Bio-Rad Laboratories, Inc., Class A(b)	44	35,412
Bio-Techne Corp.	62	30,947
Boston Scientific Corp.(b)	617	27,858
Cardinal Health, Inc.	457	23,988
Centene Corp.(b)	353	22,232
Cerner Corp.	329	25,119
Charles River Laboratories International, Inc.(b)	78	34,621
Chemed Corp.	52	24,788
Cigna Corp.	102	21,588
Cooper Cos., Inc. (The)	68	30,648
CVS Health Corp.	298	25,744
Danaher Corp.	107	34,685
DaVita, Inc.(b)	218	28,508
DENTSPLY SIRONA, Inc.	390	24,063
DexCom, Inc.(b)	70	37,059
Eli Lilly and Co.	129	33,319
Encompass Health Corp.	307	24,084
Exelixis, Inc.(b)	1,149	22,026
Gilead Sciences, Inc.	389	28,311
Henry Schein, Inc.(b)	340	25,701
Hill-Rom Holdings, Inc.	235	34,211
Humana, Inc.	60	24,325
ICU Medical, Inc.(b)	127	25,318
IDEXX Laboratories, Inc.(b)	48	32,341
Illumina, Inc.(b)	63	28,801
Incyte Corp.(b)	312	23,865
Insulet Corp.(b)	99	29,483
Intuitive Surgical, Inc.(b)	32	33,714
Jazz Pharmaceuticals PLC(b)	148	19,493
Johnson & Johnson	156	27,008
Laboratory Corp. of America Holdings(b)	98	29,731
Masimo Corp.(b)	124	33,671

	Shares	Value
Health Care-(continued)
Medtronic PLC	210	$28,031
Merck & Co., Inc.	355	27,083
Mettler-Toledo International, Inc.(b)	20	31,057
Molina Healthcare, Inc.(b)	103	27,683
Neurocrine Biosciences, Inc.(b)	272	25,894
Novocure Ltd.(b)(c)	126	16,911
PerkinElmer, Inc.	187	34,558
Pfizer, Inc.	670	30,867
Premier, Inc., Class A	775	28,815
QIAGEN N.V.(b)	545	30,422
Quidel Corp.(b)(c)	237	30,561
Regeneron Pharmaceuticals, Inc.(b)	51	34,343
Repligen Corp.(b)	145	41,032
ResMed, Inc.	128	37,188
Seagen, Inc.(b)	176	29,498
STERIS PLC	136	29,241
Stryker Corp.	104	28,818
Thermo Fisher Scientific, Inc.	58	32,187
United Therapeutics Corp.(b)	151	32,447
UnitedHealth Group, Inc.	63	26,225
Veeva Systems, Inc., Class A(b)	89	29,546
Vertex Pharmaceuticals, Inc.(b)	122	24,435
Waters Corp.(b)	81	33,536
West Pharmaceutical Services, Inc.	77	34,775
Zoetis, Inc.	150	30,684

		1,904,254

Industrials-14.54%
3M Co.	128	24,927
A.O. Smith Corp.	360	26,179
Allison Transmission Holdings, Inc.	615	22,743
AMERCO	46	30,413
Armstrong World Industries, Inc.	242	25,151
Booz Allen Hamilton Holding Corp.	298	24,409
BWX Technologies, Inc.	406	23,317
C.H. Robinson Worldwide, Inc.	272	24,496
Carlisle Cos., Inc.	137	28,871
Caterpillar, Inc.	107	22,563
CoStar Group, Inc.(b)	308	26,100
Cummins, Inc.	99	23,362
Deere & Co.	72	27,218
Eaton Corp. PLC	176	29,631
Expeditors International of Washington, Inc.	209	26,050
Fastenal Co.	489	27,311
FedEx Corp.	84	22,318
Fortive Corp.	349	25,781
FTI Consulting, Inc.(b)	190	26,545
Generac Holdings, Inc.(b)	80	34,958
General Dynamics Corp.	134	26,842
Graco, Inc.	342	26,820
Hubbell, Inc.	135	27,825
Huntington Ingalls Industries, Inc.	119	24,296
IDEX Corp.	115	25,760
Illinois Tool Works, Inc.	110	25,615
J.B. Hunt Transport Services, Inc.	151	26,787
Jacobs Engineering Group, Inc.	184	24,833
Kansas City Southern	86	24,138
Knight-Swift Transportation Holdings, Inc.	539	27,990
L3Harris Technologies, Inc.	119	27,728
Landstar System, Inc.	158	26,549

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)–(continued)

August 31, 2021

	Shares	Value
Industrials-(continued)
Leidos Holdings, Inc.	251	$24,626
Lennox International, Inc.	74	24,803
Lincoln Electric Holdings, Inc.	201	28,062
Lockheed Martin Corp.	67	24,107
Mercury Systems, Inc.(b)	390	19,648
MSA Safety, Inc.	151	24,589
MSC Industrial Direct Co., Inc., Class A	273	22,989
Nordson Corp.	116	27,678
Northrop Grumman Corp.	70	25,739
Old Dominion Freight Line, Inc.	99	28,583
PACCAR, Inc.	278	22,760
Quanta Services, Inc.	274	27,975
Republic Services, Inc.	239	29,667
Rollins, Inc.	762	29,657
Roper Technologies, Inc.	58	28,030
Schneider National, Inc., Class B	1,066	24,028
Science Applications International Corp.	280	23,584
Toro Co. (The)	237	26,056
Trane Technologies PLC	139	27,591
United Parcel Service, Inc., Class B	121	23,671
Valmont Industries, Inc.	102	25,384
Verisk Analytics, Inc.	149	30,062
Waste Management, Inc.	182	28,230
Watsco, Inc.	89	24,779
Xylem, Inc.	216	29,443

		1,489,267

Information Technology-15.55%
Adobe, Inc.(b)	51	33,849
Akamai Technologies, Inc.(b)	226	25,594
Analog Devices, Inc.	317	51,719
ANSYS, Inc.(b)	77	28,133
Arista Networks, Inc.(b)	77	28,454
Aspen Technology, Inc.(b)	189	24,475
Automatic Data Processing, Inc.	131	27,384
Black Knight, Inc.(b)	358	27,090
Broadcom, Inc.	54	26,849
Broadridge Financial Solutions, Inc.	162	27,900
Cadence Design Systems, Inc.(b)	206	33,677
CDW Corp.	156	31,295
Ciena Corp.(b)	472	26,965
Cirrus Logic, Inc.(b)	331	27,695
Cisco Systems, Inc.	492	29,038
Citrix Systems, Inc.	223	22,940
Corning, Inc.	598	23,914
Dell Technologies, Inc., Class C(b)	255	24,852
Dolby Laboratories, Inc., Class A	268	26,561
Entegris, Inc.	227	27,272
F5 Networks, Inc.(b)	143	29,110
Fiserv, Inc.(b)	226	26,621
Fortinet, Inc.(b)	119	37,502
HP, Inc.	862	25,636
Intel Corp.	446	24,111
International Business Machines Corp.	176	24,700
IPG Photonics Corp.(b)	124	21,164
Jack Henry & Associates, Inc.	165	29,103
Juniper Networks, Inc.	969	28,082
Keysight Technologies, Inc.(b)	181	32,468
KLA Corp.	82	27,877
Lam Research Corp.	40	24,193

	Shares	Value
Information Technology-(continued)
Lumentum Holdings, Inc.(b)(c)	320	$27,725
Micron Technology, Inc.(b)	304	22,405
Microsoft Corp.	105	31,697
Monolithic Power Systems, Inc.	76	37,615
Motorola Solutions, Inc.	124	30,283
N-able, Inc.(b)(c)	779	10,540
NortonLifeLock, Inc.	901	23,931
NVIDIA Corp.	155	34,697
Oracle Corp.	320	28,522
Paychex, Inc.	252	28,846
ServiceNow, Inc.(b)	56	36,044
Skyworks Solutions, Inc.	151	27,702
SolarWinds Corp.	779	13,297
Switch, Inc., Class A	1,323	32,824
Synopsys, Inc.(b)	102	33,888
Teledyne Technologies, Inc.(b)	61	28,266
Teradyne, Inc.	196	23,802
Texas Instruments, Inc.	135	25,773
Tyler Technologies, Inc.(b)	64	31,085
Ubiquiti, Inc.	86	27,981
Universal Display Corp.	119	24,822
VeriSign, Inc.(b)	120	25,951
VMware, Inc., Class A(b)(c)	161	23,968
Xilinx, Inc.	199	30,962
Zoom Video Communications, Inc., Class A(b)	79	22,870

		1,591,719

Materials-5.74%
Air Products and Chemicals, Inc.	84	22,639
Amcor PLC	2,163	27,795
AptarGroup, Inc.	176	23,725
Avery Dennison Corp.	117	26,371
Ball Corp.	314	30,131
Corteva, Inc.	562	24,711
Crown Holdings, Inc.	255	27,996
FMC Corp.	218	20,411
Graphic Packaging Holding Co.	1,413	28,995
Huntsman Corp.	897	23,708
International Paper Co.	406	24,397
Martin Marietta Materials, Inc.	72	27,450
NewMarket Corp.	74	25,880
Newmont Corp.	353	20,470
Nucor Corp.	248	29,155
Packaging Corp. of America	175	26,548
Reliance Steel & Aluminum Co.	152	22,806
RPM International, Inc.	272	22,383
Sherwin-Williams Co. (The)	91	27,634
Silgan Holdings, Inc.	609	25,840
Sonoco Products Co.	381	24,879
Steel Dynamics, Inc.	407	27,468
Vulcan Materials Co.	142	26,402

		587,794

Real Estate-7.72%
Alexandria Real Estate Equities, Inc.	141	29,098
American Homes 4 Rent, Class A	664	27,848
American Tower Corp.	98	28,633
Camden Property Trust	198	29,708
CoreSite Realty Corp.	207	30,713
Crown Castle International Corp.	133	25,894
CubeSmart	571	30,549

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)–(continued)

August 31, 2021

	Shares	Value
Real Estate-(continued)
CyrusOne, Inc.	342	$26,327
Digital Realty Trust, Inc.	166	27,209
Duke Realty Corp.	542	28,460
Equinix, Inc.	33	27,834
Equity LifeStyle Properties, Inc.	352	29,945
Equity Residential	321	26,986
Extra Space Storage, Inc.	167	31,214
First Industrial Realty Trust, Inc.	495	27,715
Healthcare Trust of America, Inc., Class A(c)	912	27,661
Iron Mountain, Inc.	567	27,074
Kilroy Realty Corp.	352	23,109
Life Storage, Inc.	253	31,483
Medical Properties Trust, Inc.	1,193	24,433
Mid-America Apartment Communities, Inc.	155	29,817
Prologis, Inc.	211	28,413
Public Storage	90	29,125
Rayonier, Inc.	676	24,863
Rexford Industrial Realty, Inc.	459	28,426
SBA Communications Corp., Class A	83	29,795
Sun Communities, Inc.	152	30,626
UDR, Inc.	519	28,036

		790,994

Utilities-7.99%
Alliant Energy Corp.	451	27,416
Ameren Corp.	301	26,404
American Electric Power Co., Inc.	300	26,871
American Water Works Co., Inc.	167	30,436
Atmos Energy Corp.	258	25,158
Avangrid, Inc.	483	26,396
CMS Energy Corp.	411	26,357
Consolidated Edison, Inc.	334	25,200
Dominion Energy, Inc.	336	26,154
DTE Energy Co.	187	22,504
Duke Energy Corp.	255	26,688
Edison International	457	26,433
Entergy Corp.	245	27,099
Essential Utilities, Inc.	544	26,999
Evergy, Inc.	415	28,407
Eversource Energy	318	28,852
Exelon Corp.	568	27,843
FirstEnergy Corp.	673	26,160

	Shares	Value
Utilities-(continued)
Hawaiian Electric Industries, Inc.	596	$25,986
IDACORP, Inc.	262	27,602
MDU Resources Group, Inc.	762	24,514
National Fuel Gas Co.	483	25,024
NextEra Energy, Inc.	353	29,648
NiSource, Inc.	1,004	24,749
OGE Energy Corp.	754	26,699
Pinnacle West Capital Corp.	300	23,070
Public Service Enterprise Group, Inc.	416	26,599
Sempra Energy	189	25,016
Southern Co. (The)	402	26,423
WEC Energy Group, Inc.	280	26,454
Xcel Energy, Inc.	365	25,094

		818,255

Total Common Stocks & Other Equity Interests (Cost $10,321,608)		10,216,724

Money Market Funds-0.25%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $25,035)	25,035	25,035

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $10,346,643)		10,241,759

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.13%
Invesco Private Government Fund, 0.02%(d)(e)(f)	65,535	65,535
Invesco Private Prime Fund, 0.11%(d)(e)(f)	152,854	152,915

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $218,450)		218,450

TOTAL INVESTMENTS IN SECURITIES-102.17% (Cost $10,565,093)		10,460,209
OTHER ASSETS LESS LIABILITIES-(2.17)%		(221,684)

NET ASSETS-100.00%		$10,238,525

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$565,116	$(540,081)	$-	$-	$25,035	$2

Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	87,386	(87,386)	-	-	-	-

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	41,433	975,967	(951,865)	-	-	65,535	10	*

Invesco Private Prime Fund	13,298	1,342,349	(1,202,736)	-	4	152,915	113	*

Total	$54,731	$2,970,818	$(2,782,068)	$-	$4	$243,485	$125

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco S&P 500 Enhanced Value ETF (SPVU)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-6.92%
AT&T, Inc.	256,038	$7,020,562
Discovery, Inc., Class C(b)	10,185	281,004
DISH Network Corp., Class A(b)	12,015	523,734
Fox Corp., Class A	13,143	492,074
Lumen Technologies, Inc.	32,189	395,925
ViacomCBS, Inc., Class B	32,442	1,344,721

		10,058,020

Consumer Discretionary-9.52%
Best Buy Co., Inc.	10,458	1,218,462
BorgWarner, Inc.	9,391	400,808
D.R. Horton, Inc.	13,504	1,291,252
Dollar Tree, Inc.(b)	9,126	826,268
Ford Motor Co.(b)	220,019	2,866,848
General Motors Co.(b)	70,962	3,477,848
Lennar Corp., Class A	13,855	1,486,780
LKQ Corp.(b)	9,565	503,980
Mohawk Industries, Inc.(b)	2,281	451,090
PulteGroup, Inc.	11,540	621,544
Whirlpool Corp.	3,094	685,414

		13,830,294

Consumer Staples-11.45%
Archer-Daniels-Midland Co.	31,364	1,881,840
Conagra Brands, Inc.	17,601	582,945
JM Smucker Co. (The)	3,951	488,620
Kraft Heinz Co. (The)	25,048	901,478
Kroger Co. (The)	41,230	1,897,817
Molson Coors Beverage Co., Class B	5,788	275,104
Tyson Foods, Inc., Class A	16,638	1,306,416
Walgreens Boots Alliance, Inc.	31,202	1,583,501
Walmart, Inc.	52,040	7,707,124

		16,624,845

Energy-3.97%
Baker Hughes Co., Class A	28,020	638,295
Kinder Morgan, Inc.	69,326	1,127,934
Marathon Petroleum Corp.	28,541	1,691,625
Phillips 66	14,999	1,066,279
Valero Energy Corp.	18,767	1,244,440

		5,768,573

Financials-41.09%
Aflac, Inc.	21,086	1,195,154
Allstate Corp. (The)	10,364	1,402,042
American International Group, Inc.	17,821	972,314
Assurant, Inc.	1,620	275,578
Bank of America Corp.	163,967	6,845,622
Bank of New York Mellon Corp. (The)	23,393	1,291,761
Berkshire Hathaway, Inc., Class B(b)	25,743	7,356,577
Capital One Financial Corp.	13,040	2,164,249
Chubb Ltd.	12,869	2,366,867
Cincinnati Financial Corp.	4,063	501,374
Citigroup, Inc.	66,511	4,782,806
Citizens Financial Group, Inc.	12,318	539,405
Comerica, Inc.	3,542	261,789
Everest Re Group Ltd.	1,531	405,562
Fifth Third Bancorp	16,483	640,529

	Shares	Value

Financials-(continued)
Franklin Resources, Inc.	6,191	$200,836
Globe Life, Inc.	2,455	235,852
Goldman Sachs Group, Inc. (The)	9,253	3,826,208
Hartford Financial Services Group, Inc. (The)	11,262	757,032
Huntington Bancshares, Inc.	25,410	394,617
Invesco Ltd.(c)	9,846	249,301
KeyCorp	24,725	502,412
Lincoln National Corp.	6,944	476,706
Loews Corp.	6,311	352,596
M&T Bank Corp.	3,243	454,052
MetLife, Inc.	24,760	1,535,120
Morgan Stanley	35,426	3,699,537
People’s United Financial, Inc.	10,106	166,042
PNC Financial Services Group, Inc. (The)	10,393	1,986,102
Principal Financial Group, Inc.	8,704	581,514
Progressive Corp. (The)	15,473	1,490,669
Prudential Financial, Inc.	16,268	1,722,456
Regions Financial Corp.	24,069	491,730
State Street Corp.	9,442	877,256
Synchrony Financial	10,047	499,838
Travelers Cos., Inc. (The)	7,769	1,240,787
Truist Financial Corp.	32,335	1,845,035
Unum Group	9,726	258,906
Wells Fargo & Co.	99,958	4,568,081
Zions Bancorporation N.A.	4,521	261,766

		59,676,080

Health Care-16.83%
Anthem, Inc.	10,398	3,900,602
Bio-Rad Laboratories, Inc., Class A(b)	820	659,952
Cardinal Health, Inc.	13,044	684,680
Centene Corp.(b)	35,412	2,230,248
Cigna Corp.	23,393	4,951,128
CVS Health Corp.	81,046	7,001,564
Humana, Inc.	5,716	2,317,381
Laboratory Corp. of America Holdings(b)	3,900	1,183,182
Perrigo Co. PLC(d)	4,673	191,359
Quest Diagnostics, Inc.	5,318	812,750
Universal Health Services, Inc., Class B	3,267	508,868

		24,441,714

Industrials-0.82%
C.H. Robinson Worldwide, Inc.	4,700	423,282
Huntington Ingalls Industries, Inc.	1,536	313,605
Quanta Services, Inc.	4,426	451,895

		1,188,782

Information Technology-1.63%
Hewlett Packard Enterprise Co.	57,957	896,015
HP, Inc.	49,746	1,479,446

		2,375,461

Materials-2.72%
Corteva, Inc.	25,594	1,125,368
International Paper Co.	12,191	732,557
Mosaic Co. (The)	15,985	514,397
Nucor Corp.	9,251	1,087,548
WestRock Co.	9,471	492,871

		3,952,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco S&P 500 Enhanced Value ETF (SPVU)–(continued)

August 31, 2021

	Shares	Value
Real Estate-0.23%
Kimco Realty Corp.	15,105	$329,138

Utilities-4.76%
Consolidated Edison, Inc.	12,879	971,721
Edison International	14,133	817,453
Entergy Corp.	7,217	798,272
Evergy, Inc.	7,586	519,262
Exelon Corp.	37,854	1,855,603
NRG Energy, Inc.	9,459	431,992
Sempra Energy	11,451	1,515,654

		6,909,957

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $142,361,063)		145,155,605

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.05%
Invesco Private Government Fund, 0.02%(c)(e)(f)	22,602	$22,602
Invesco Private Prime Fund, 0.11%(c)(e)(f)	49,671	49,691

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $72,293)		72,293

TOTAL INVESTMENTS IN SECURITIES-99.99% (Cost $142,433,356)		145,227,898
OTHER ASSETS LESS LIABILITIES-0.01%		15,326

NET ASSETS-100.00%		$145,243,224

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Invesco Ltd.	$132,722	$404,548	$(449,151)	$117,274	$43,908	$249,301	$8,611

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	3,787,453	(3,787,453)	-	-	-	26

Invesco Premier U.S. Government Money Portfolio, Institutional Class	38,540	570,487	(609,027)	-	-	-	1

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	1,988,785	(1,966,183)	-	-	22,602	11	*

Invesco Private Prime Fund	-	3,165,467	(3,115,779)	-	3	49,691	150	*

Total	$171,262	$9,916,740	$(9,927,593)	$117,274	$43,911	$321,594	$8,799

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	All or a portion of this security was out on loan at August 31, 2021.
(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-3.51%
AT&T, Inc.	20,739	$568,663
Comcast Corp., Class A	7,864	477,188
Verizon Communications, Inc.	14,361	789,855

		1,835,706

Consumer Discretionary-7.34%
AutoZone, Inc.(b)	307	475,589
Garmin Ltd.	3,251	567,072
Home Depot, Inc. (The)	1,620	528,411
McDonald’s Corp.	2,945	699,320
O’Reilly Automotive, Inc.(b)	914	542,989
Starbucks Corp.	4,114	483,354
Yum! Brands, Inc.	4,088	535,651

		3,832,386

Consumer Staples-10.96%
Altria Group, Inc.	10,298	517,269
Archer-Daniels-Midland Co.	8,048	482,880
Campbell Soup Co.	11,107	463,495
Coca-Cola Co. (The)	10,737	604,600
Conagra Brands, Inc.	15,194	503,225
JM Smucker Co. (The)	3,785	468,091
Kellogg Co.	9,022	569,649
Kraft Heinz Co. (The)	12,600	453,474
McCormick & Co., Inc.	6,892	594,711
Monster Beverage Corp.(b)	4,975	485,411
Philip Morris International, Inc.	5,685	585,555

		5,728,360

Financials-11.35%
Allstate Corp. (The)	4,086	552,754
Aon PLC, Class A(c)	1,682	482,498
Arthur J. Gallagher & Co.	4,117	591,284
Berkshire Hathaway, Inc., Class B(b)	2,164	618,406
BlackRock, Inc.	501	472,588
CME Group, Inc., Class A	2,192	442,170
Intercontinental Exchange, Inc.	4,913	587,251
Marsh & McLennan Cos., Inc.	4,113	646,564
Moody’s Corp.	1,353	515,182
Nasdaq, Inc.	2,762	540,744
Progressive Corp. (The)	5,011	482,760

		5,932,201

Health Care-16.33%
Abbott Laboratories	3,773	476,794
AbbVie, Inc.	4,377	528,654
Agilent Technologies, Inc.	3,442	603,968
Amgen, Inc.	2,136	481,732
Becton, Dickinson and Co.	2,160	543,672
Bristol-Myers Squibb Co.	8,109	542,168
Cooper Cos., Inc. (The)	1,213	546,711
IQVIA Holdings, Inc.(b)	1,907	495,305
Johnson & Johnson	4,016	695,290
Laboratory Corp. of America Holdings(b)	1,582	479,947
Merck & Co., Inc.	8,141	621,077
Pfizer, Inc.	11,257	518,610
Quest Diagnostics, Inc.	3,249	496,545
Stryker Corp.	1,812	502,105

	Shares	Value
Health Care-(continued)
UnitedHealth Group, Inc.	1,229	$511,596
Waters Corp.(b)	1,186	491,028

		8,535,202

Industrials-27.06%
3M Co.	2,724	530,472
AMETEK, Inc.	3,724	506,352
Copart, Inc.(b)	3,230	466,154
CSX Corp.	14,143	460,072
Dover Corp.	2,991	521,511
Eaton Corp. PLC	2,819	474,607
Expeditors International of Washington, Inc.	4,458	555,645
Fastenal Co.	8,590	479,751
Fortive Corp.	6,093	450,090
General Dynamics Corp.	2,579	516,599
Honeywell International, Inc.	2,013	466,835
IDEX Corp.	2,175	487,200
Illinois Tool Works, Inc.	2,435	567,014
Johnson Controls International PLC	6,492	485,602
L3Harris Technologies, Inc.	2,108	491,185
Lockheed Martin Corp.	1,600	575,680
Masco Corp.	7,443	451,939
Norfolk Southern Corp.	1,778	450,794
Northrop Grumman Corp.	1,461	537,210
Republic Services, Inc.	5,411	671,667
Rockwell Automation, Inc.	1,435	467,021
Roper Technologies, Inc.	1,006	486,180
Stanley Black & Decker, Inc.	2,347	453,605
Trane Technologies PLC	2,384	473,224
Union Pacific Corp.	2,118	459,267
W.W. Grainger, Inc.	1,086	470,998
Waste Management, Inc.	4,360	676,279
Xylem, Inc.	3,724	507,618

		14,140,571

Information Technology-11.62%
Accenture PLC, Class A	1,613	542,871
Amphenol Corp., Class A	6,803	521,314
Automatic Data Processing, Inc.	2,390	499,606
Broadridge Financial Solutions, Inc.	3,135	539,910
Cisco Systems, Inc.	8,821	520,615
Cognizant Technology Solutions Corp., Class A	6,309	481,440
Keysight Technologies, Inc.(b)	2,741	491,681
Motorola Solutions, Inc.	2,225	543,389
Oracle Corp.	5,252	468,111
Paychex, Inc.	4,735	542,015
TE Connectivity Ltd.	2,980	447,656
Visa, Inc., Class A	2,072	474,695

		6,073,303

Materials-3.88%
Amcor PLC	39,503	507,614
Ecolab, Inc.	2,087	470,326
Linde PLC (United Kingdom)	1,602	503,973
Sherwin-Williams Co. (The)	1,800	546,606

		2,028,519

Utilities-7.89%
Dominion Energy, Inc.	7,898	614,780

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)–(continued)

August 31, 2021

	Shares	Value
Utilities-(continued)
DTE Energy Co.	4,430	$533,106
Edison International	8,180	473,131
Exelon Corp.	10,496	514,514
FirstEnergy Corp.	12,369	480,783
PPL Corp.	17,195	504,673
Public Service Enterprise Group, Inc.	7,886	504,231
Sempra Energy	3,740	495,027

		4,120,245

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $45,050,691)		52,226,493

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.72%
Invesco Private Government Fund, 0.02%(d)(e)(f)	112,764	$112,764
Invesco Private Prime Fund, 0.11%(d)(e)(f)	262,261	262,366

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $375,130)		375,130

TOTAL INVESTMENTS IN SECURITIES-100.66% (Cost $45,425,821)		52,601,623
OTHER ASSETS LESS LIABILITIES-(0.66)%		(345,333)

NET ASSETS-100.00%		$52,256,290

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$765,787	$(765,787)	$-	$-	$-	$4

Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	33,630	(33,630)	-	-	-	-

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	25,621	2,402,666	(2,315,523)	-	-	112,764	20	*

Invesco Private Prime Fund	8,637	3,082,171	(2,828,469)	-	27	262,366	212	*

Total	$34,258	$6,284,254	$(5,943,409)	$-	$27	$375,130	$236

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco S&P 500® High Beta ETF (SPHB)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-4.70%
Alphabet, Inc., Class C(b)	5,512	$16,035,731
DISH Network Corp., Class A(b)	339,951	14,818,464
Facebook, Inc., Class A(b)	45,415	17,229,543
Live Nation Entertainment, Inc.(b)(c)	174,117	15,095,944
Twitter, Inc.(b)	243,753	15,722,068

		78,901,750

Consumer Discretionary-19.49%
Amazon.com, Inc.(b)	4,380	15,202,060
Aptiv PLC(b)	89,604	13,636,833
Bath & Body Works, Inc.	242,416	16,358,232
Booking Holdings, Inc.(b)	7,435	17,098,046
Caesars Entertainment, Inc.(b)	241,180	24,511,123
Carnival Corp.(b)(c)	685,573	16,549,732
Etsy, Inc.(b)	81,076	17,533,496
Expedia Group, Inc.(b)	102,530	14,815,585
Gap, Inc. (The)	630,716	16,859,039
Marriott International, Inc., Class A(b)	113,562	15,346,769
MGM Resorts International	437,261	18,636,064
Mohawk Industries, Inc.(b)	70,417	13,925,666
Norwegian Cruise Line Holdings Ltd.(b)(c)	629,442	16,264,781
Penn National Gaming, Inc.(b)(c)	300,674	24,384,661
PVH Corp.(b)	131,102	13,738,179
Ross Stores, Inc.	126,886	15,023,302
Royal Caribbean Cruises Ltd.(b)(c)	189,623	15,687,511
Tesla, Inc.(b)	34,508	25,388,226
Wynn Resorts Ltd.(b)(c)	160,087	16,279,247

		327,238,552

Energy-13.22%
APA Corp.	884,225	17,224,703
ConocoPhillips	251,078	13,942,361
Devon Energy Corp.	656,715	19,405,928
Diamondback Energy, Inc.	234,325	18,075,830
EOG Resources, Inc.	228,406	15,421,973
Halliburton Co.	815,975	16,303,180
Hess Corp.	197,291	13,563,756
Marathon Oil Corp.	1,409,269	16,558,911
Marathon Petroleum Corp.	263,862	15,639,101
NOV, Inc.(b)	1,156,898	15,236,347
Occidental Petroleum Corp.	660,098	16,957,918
ONEOK, Inc.	271,033	14,234,653
Phillips 66	199,895	14,210,536
Valero Energy Corp.	228,716	15,166,158

		221,941,355

Financials-6.95%
Discover Financial Services	111,784	14,332,944
Invesco Ltd.(d)	610,681	15,462,443
Lincoln National Corp.	238,769	16,391,492
Regions Financial Corp.	711,686	14,539,745
State Street Corp.	154,395	14,344,839
SVB Financial Group(b)	23,704	13,262,388
Synchrony Financial	283,880	14,123,030
Unum Group	538,646	14,338,757

		116,795,638

	Shares	Value

Health Care-3.06%
Align Technology, Inc.(b)	25,600	$18,150,400
DexCom, Inc.(b)	32,066	16,976,382
Intuitive Surgical, Inc.(b)	15,431	16,257,484

		51,384,266

Industrials-7.21%
Alaska Air Group, Inc.(b)	237,690	13,629,145
Boeing Co. (The)(b)	74,662	16,388,309
Cintas Corp.	38,205	15,120,393
Generac Holdings, Inc.(b)	34,120	14,909,758
Howmet Aerospace, Inc.	479,471	15,223,204
Textron, Inc.	201,447	14,639,153
United Airlines Holdings, Inc.(b)(c)	326,007	15,162,585
United Rentals, Inc.(b)	45,511	16,049,454

		121,122,001

Information Technology-40.66%
Adobe, Inc.(b)	24,464	16,236,757
Advanced Micro Devices, Inc.(b)	154,331	17,087,528
Analog Devices, Inc.	92,279	15,036,863
ANSYS, Inc.(b)	49,134	17,951,598
Apple, Inc.	125,450	19,047,073
Applied Materials, Inc.	162,882	22,010,245
Autodesk, Inc.(b)	50,629	15,699,547
Broadcom, Inc.	34,861	17,333,238
Cadence Design Systems, Inc.(b)	110,547	18,072,224
Corning, Inc.	358,526	14,337,455
DXC Technology Co.(b)	413,060	15,167,563
Enphase Energy, Inc.(b)	115,175	20,009,353
Fortinet, Inc.(b)	50,586	15,941,672
Intuit, Inc.	30,427	17,225,029
IPG Photonics Corp.(b)	90,970	15,526,760
KLA Corp.	63,302	21,520,148
Lam Research Corp.	34,955	21,141,483
Mastercard, Inc., Class A	44,107	15,271,167
Microchip Technology, Inc.	136,502	21,479,955
Micron Technology, Inc.(b)	226,218	16,672,267
Microsoft Corp.	52,174	15,750,287
Monolithic Power Systems, Inc.	44,115	21,833,837
NetApp, Inc.	171,869	15,284,310
NVIDIA Corp.	102,313	22,902,765
NXP Semiconductors N.V. (China)	91,036	19,584,575
Paycom Software, Inc.(b)	36,219	17,707,469
PayPal Holdings, Inc.(b)	60,655	17,508,672
PTC, Inc.(b)	134,299	17,681,806
Qorvo, Inc.(b)	113,681	21,375,438
QUALCOMM, Inc.	127,076	18,640,778
salesforce.com, inc.(b)	60,476	16,042,469
Skyworks Solutions, Inc.	116,018	21,284,662
Synopsys, Inc.(b)	58,651	19,486,208
Teradyne, Inc.	173,614	21,083,684
Texas Instruments, Inc.	86,135	16,444,033
Trimble, Inc.(b)	192,147	18,104,090
Western Digital Corp.(b)	219,180	13,852,176
Zebra Technologies Corp., Class A(b)	26,411	15,507,747

		682,842,931

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco S&P 500® High Beta ETF (SPHB)–(continued)

August 31, 2021

	Shares	Value
Materials-2.05%
Albemarle Corp.	70,602	$16,714,318
Freeport-McMoRan, Inc.	487,498	17,740,052

		34,454,370

Real Estate-2.61%
Host Hotels & Resorts, Inc.(b)	885,387	14,662,009
Simon Property Group, Inc.	108,827	14,631,790
Weyerhaeuser Co.	403,078	14,510,808

		43,804,607

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $1,602,049,384)		1,678,485,470

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.36%
Invesco Private Government Fund, 0.02%(d)(e)(f)	21,945,466	21,945,466

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(d)(e)(f)	51,185,611	$51,206,086

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $73,151,551)		73,151,552

TOTAL INVESTMENTS IN SECURITIES-104.31% (Cost $1,675,200,935)		1,751,637,022
OTHER ASSETS LESS LIABILITIES-(4.31)%		(72,295,669)

NET ASSETS-100.00%		$1,679,341,353

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Invesco Ltd.	$1,367,983	$37,813,125	$(29,024,416)	$880,119	$4,425,632	$15,462,443	$382,281

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	19,621,095	(19,621,095)	-	-	-	134

Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	587,747	(587,747)	-	-	-	1

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	2,842,878	313,753,881	(294,651,293)	-	-	21,945,466	2,866	*

Invesco Private Prime Fund	947,650	495,607,175	(445,349,589)	1	849	51,206,086	37,814	*

Total	$5,158,511	$867,383,023	$(789,234,140)	$880,120	$4,426,481	$88,613,995	$423,096

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Communication Services-8.48%
AT&T, Inc.	3,195,689	$87,625,792
Interpublic Group of Cos., Inc. (The)	1,385,360	51,576,953
Omnicom Group, Inc.	705,935	51,688,561
Verizon Communications, Inc.	1,209,789	66,538,395

		257,429,701

Consumer Discretionary-4.63%
Hasbro, Inc.(b)	470,862	46,290,443
Leggett & Platt, Inc.	975,656	47,211,994
Newell Brands, Inc.	1,852,962	47,083,764

		140,586,201

Consumer Staples-18.80%
Altria Group, Inc.	1,894,119	95,141,597
Campbell Soup Co.(b)	1,071,590	44,717,451
Coca-Cola Co. (The)	813,674	45,817,983
Conagra Brands, Inc.	1,259,033	41,699,173
General Mills, Inc.	843,938	48,788,056
Kellogg Co.	848,593	53,580,162
Kimberly-Clark Corp.	368,253	50,748,946
Kraft Heinz Co. (The)	1,512,648	54,440,202
Philip Morris International, Inc.	745,206	76,756,218
Walgreens Boots Alliance, Inc.	1,155,102	58,621,426

		570,311,214

Energy-8.06%
Chevron Corp.	762,968	73,832,413
Kinder Morgan, Inc.	5,064,466	82,398,862
Williams Cos., Inc. (The)	3,577,209	88,321,290

		244,552,565

Financials-4.03%
Prudential Financial, Inc.	669,320	70,867,601
Truist Financial Corp.(b)	900,495	51,382,245

		122,249,846

Health Care-11.04%
AbbVie, Inc.	565,054	68,247,222
Bristol-Myers Squibb Co.	622,513	41,621,219
Cardinal Health, Inc.(b)	869,557	45,643,047
Gilead Sciences, Inc.	887,236	64,573,036
Merck & Co., Inc.	641,905	48,970,933
Pfizer, Inc.	1,430,783	65,916,173

		334,971,630

Industrials-1.44%
3M Co.	224,013	43,624,292

Information Technology-8.91%
Broadcom, Inc.	92,226	45,855,689
Hewlett Packard Enterprise Co.(b)	3,530,529	54,581,978

	Shares	Value
Information Technology-(continued)
International Business Machines Corp.	478,028	$67,086,450
Juniper Networks, Inc.	1,605,017	46,513,393
Western Union Co. (The)	2,608,205	56,441,556

		270,479,066

Materials-6.36%
Amcor PLC(b)	5,474,991	70,353,634
Dow, Inc.	1,116,390	70,220,931
International Paper Co.	870,504	52,308,586

		192,883,151

Real Estate-8.91%
Equity Residential	557,970	46,908,538
Healthpeak Properties, Inc.(b)	1,678,098	60,411,528
Iron Mountain, Inc.(b)	2,040,912	97,453,548
Realty Income Corp.	907,082	65,509,462

		270,283,076

Utilities-19.25%
Consolidated Edison, Inc.	877,996	66,244,798
Dominion Energy, Inc.	772,228	60,110,227
Duke Energy Corp.	565,922	59,229,397
Edison International(b)	1,212,676	70,141,180
Entergy Corp.(b)	558,008	61,721,265
NiSource, Inc.(b)	2,105,403	51,898,184
Pinnacle West Capital Corp.	713,984	54,905,370
PPL Corp.	3,182,798	93,415,121
Southern Co. (The)	1,012,602	66,558,329

		584,223,871

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.91% (Cost $2,841,975,152)		3,031,594,613

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.11%
Invesco Private Government Fund, 0.02%(c)(d)(e)	19,226,639	19,226,639
Invesco Private Prime Fund, 0.11%(c)(d)(e)	44,844,220	44,862,158

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $64,088,796)		64,088,797

TOTAL INVESTMENTS IN SECURITIES-102.02% (Cost $2,906,063,948)		3,095,683,410
OTHER ASSETS LESS LIABILITIES-(2.02)%		(61,207,148)

NET ASSETS-100.00%		$3,034,476,262

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$96,985,047	$(96,985,047)	$-	$-	$-	$657

Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	5,659,871	(5,659,871)	-	-	-	7

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	50,133,719	248,347,848	(279,254,928)	-	-	19,226,639	4,724	*

Invesco Private Prime Fund	16,711,276	363,065,228	(334,917,440)	2	3,092	44,862,158	29,962	*

Total	$66,844,995	$714,057,994	$(716,817,286)	$2	$3,092	$64,088,797	$35,350

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco S&P 500® Low Volatility ETF (SPLV)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-2.41%
AT&T, Inc.	3,029,064	$83,056,935
Verizon Communications, Inc.	2,099,096	115,450,280

		198,507,215

Consumer Discretionary-6.81%
AutoZone, Inc.(b)	45,001	69,713,299
Dollar General Corp.	315,792	70,393,195
Garmin Ltd.	474,880	82,833,319
Home Depot, Inc. (The)	236,595	77,172,557
McDonald’s Corp.	430,431	102,210,145
O’Reilly Automotive, Inc.(b)(c)	133,578	79,356,018
Yum! Brands, Inc.	596,901	78,211,938

		559,890,471

Consumer Staples-22.02%
Altria Group, Inc.	1,512,007	75,948,112
Archer-Daniels-Midland Co.	1,181,726	70,903,560
Brown-Forman Corp., Class B	1,053,078	73,947,137
Church & Dwight Co., Inc.	955,260	79,917,052
Coca-Cola Co. (The)	1,568,521	88,323,417
Colgate-Palmolive Co.	1,326,842	103,427,334
Conagra Brands, Inc.	2,230,930	73,888,402
Costco Wholesale Corp.	204,043	92,939,546
General Mills, Inc.	1,392,678	80,510,715
Hershey Co. (The)(c)	584,844	103,926,779
Hormel Foods Corp.(c)	1,766,020	80,424,551
JM Smucker Co. (The)(c)	555,775	68,732,694
Kellogg Co.(c)	1,317,791	83,205,324
Kimberly-Clark Corp.	665,321	91,687,887
McCormick & Co., Inc.(c)	1,006,706	86,868,661
Mondelez International, Inc., Class A(c)	1,640,338	101,815,780
Monster Beverage Corp.(b)	730,501	71,274,982
PepsiCo, Inc.	661,550	103,459,804
Philip Morris International, Inc.	830,248	85,515,544
Procter & Gamble Co. (The)	757,195	107,816,996
Walmart, Inc.(c)	572,871	84,842,195

		1,809,376,472

Financials-7.21%
Allstate Corp. (The)	596,619	80,710,618
Arthur J. Gallagher & Co.	601,397	86,372,637
Berkshire Hathaway, Inc., Class B(b)	316,275	90,381,907
Intercontinental Exchange, Inc.	717,500	85,762,775
Marsh & McLennan Cos., Inc.	601,119	94,495,907
Moody’s Corp.(c)	198,677	75,650,241
Nasdaq, Inc.	405,465	79,381,938

		592,756,023

Health Care-14.94%
AbbVie, Inc.	642,627	77,616,489
Agilent Technologies, Inc.	504,729	88,564,798
Baxter International, Inc.	1,137,983	86,737,064
Becton, Dickinson and Co.	317,043	79,799,723
Bristol-Myers Squibb Co.	1,184,219	79,176,882
Cerner Corp.	1,098,184	83,846,349
Cooper Cos., Inc. (The)(c)	177,187	79,859,953
Gilead Sciences, Inc.	1,117,391	81,323,717
Johnson & Johnson	587,063	101,638,217

	Shares	Value
Health Care-(continued)
Medtronic PLC	582,217	$77,714,325
Merck & Co., Inc.	1,189,606	90,755,042
Pfizer, Inc.(c)	1,643,525	75,717,197
STERIS PLC(c)	336,336	72,315,603
UnitedHealth Group, Inc.	180,393	75,092,194
Zoetis, Inc.	378,346	77,394,458

		1,227,552,011

Industrials-11.86%
3M Co.(c)	399,912	77,878,863
AMETEK, Inc.	543,628	73,917,099
Dover Corp.	436,702	76,143,361
Expeditors International of Washington, Inc.	651,016	81,142,634
General Dynamics Corp.(c)	378,622	75,841,773
IDEX Corp.(c)	317,477	71,114,848
Illinois Tool Works, Inc.	357,438	83,233,012
Lockheed Martin Corp.	233,841	84,135,992
Northrop Grumman Corp.	213,322	78,438,499
Otis Worldwide Corp.	821,435	75,752,736
Republic Services, Inc.	790,945	98,180,003
Waste Management, Inc.	637,181	98,833,145

		974,611,965

Information Technology-6.58%
Accenture PLC, Class A	235,618	79,299,594
Amphenol Corp., Class A	998,787	76,537,048
Automatic Data Processing, Inc.	348,918	72,937,819
Broadridge Financial Solutions, Inc.	457,635	78,813,900
Motorola Solutions, Inc.	326,685	79,783,010
Paychex, Inc.	691,370	79,141,124
VeriSign, Inc.(b)	343,024	74,182,370

		540,694,865

Materials-1.92%
Ball Corp.	805,157	77,262,866
Sherwin-Williams Co. (The)(c)	264,187	80,225,666

		157,488,532

Real Estate-7.77%
Alexandria Real Estate Equities, Inc.(c)	395,831	81,687,644
American Tower Corp.	267,660	78,202,222
Crown Castle International Corp.	400,307	77,935,770
Duke Realty Corp.	1,584,633	83,209,079
Mid-America Apartment Communities, Inc.(c)	425,042	81,765,330
Prologis, Inc.	576,534	77,636,068
Public Storage	259,897	84,105,268
Realty Income Corp.	1,021,502	73,772,874

		638,314,255

Utilities-18.43%
Alliant Energy Corp.	1,343,289	81,658,538
Ameren Corp.	956,084	83,867,688
American Electric Power Co., Inc.	989,555	88,634,441
American Water Works Co., Inc.(c)	434,372	79,164,297
Atmos Energy Corp.(c)	730,434	71,224,619
CMS Energy Corp.(c)	1,331,652	85,398,843
Consolidated Edison, Inc.	1,073,350	80,984,258
Dominion Energy, Inc.	1,153,978	89,825,648

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco S&P 500® Low Volatility ETF (SPLV)–(continued)

August 31, 2021

	Shares	Value
Utilities-(continued)
DTE Energy Co.	646,811	$77,837,236
Duke Energy Corp.	788,496	82,523,991
Entergy Corp.(c)	667,555	73,838,259
Eversource Energy(c)	831,648	75,455,423
Exelon Corp.	1,541,129	75,546,144
PPL Corp.	2,524,703	74,100,033
Public Service Enterprise Group, Inc.	1,157,928	74,037,916
Sempra Energy	549,118	72,681,258
Southern Co. (The)	1,348,821	88,658,004
WEC Energy Group, Inc.	834,972	78,888,155
Xcel Energy, Inc.	1,164,608	80,066,800

		1,514,391,551

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $7,737,407,494)		8,213,583,360

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.82%
Invesco Private Government Fund, 0.02%(d)(e)(f)	20,232,687	$20,232,687
Invesco Private Prime Fund, 0.11%(d)(e)(f)	47,190,726	47,209,603

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $67,442,289)		67,442,290

TOTAL INVESTMENTS IN SECURITIES-100.77% (Cost $7,804,849,783)		8,281,025,650
OTHER ASSETS LESS LIABILITIES-(0.77)%		(63,548,402)

NET ASSETS-100.00%		$8,217,477,248

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$129,822,552	$(129,822,552)	$-	$-	$-	$1,030

Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	11,814,145	(11,814,145)	-	-	-	41

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	191,043,119	(170,810,432)	-	-	20,232,687	1,517	*

Invesco Private Prime Fund	-	274,208,561	(226,998,959)	1	-	47,209,603	21,760	*

Total	$-	$606,888,377	$(539,446,088)	$1	$-	$67,442,290	$24,348

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco S&P 500 Minimum Variance ETF (SPMV)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.84%
Communication Services-4.23%
Alphabet, Inc., Class C(b)	120	$349,109
AT&T, Inc.	1,447	39,677
Electronic Arts, Inc.	922	133,884
Lumen Technologies, Inc.	2,508	30,848
Verizon Communications, Inc.	8,601	473,055

		1,026,573

Consumer Discretionary-10.97%
Amazon.com, Inc.(b)	166	576,151
Home Depot, Inc. (The)	1,045	340,858
McDonald’s Corp.	2,249	534,047
NIKE, Inc., Class B	3,642	599,983
Starbucks Corp.	1,420	166,836
TJX Cos., Inc. (The)	6,140	446,501

		2,664,376

Consumer Staples-8.84%
Clorox Co. (The)	811	136,288
Coca-Cola Co. (The)	2,538	142,915
Colgate-Palmolive Co.	4,262	332,223
Conagra Brands, Inc.	3,081	102,043
General Mills, Inc.	5,670	327,783
Hershey Co. (The)	274	48,690
Hormel Foods Corp.	3,548	161,576
Kellogg Co.	569	35,927
Kimberly-Clark Corp.	1,519	209,333
McCormick & Co., Inc.	2,084	179,828
Monster Beverage Corp.(b)	572	55,810
Procter & Gamble Co. (The)	2,912	414,640

		2,147,056

Energy-0.96%
APA Corp.	3,787	73,771
Exxon Mobil Corp.	2,945	160,561

		234,332

Financials-10.81%
Aon PLC, Class A(c)	1,675	480,490
Bank of America Corp.	4,271	178,314
Berkshire Hathaway, Inc., Class B(b)	1,969	562,681
Chubb Ltd.	2,830	520,494
JPMorgan Chase & Co.	230	36,789
Marsh & McLennan Cos., Inc.	3,511	551,929
Progressive Corp. (The)	2,390	230,253
Travelers Cos., Inc. (The)	395	63,085

		2,624,035

Health Care-17.83%
Becton, Dickinson and Co.	119	29,952
Bristol-Myers Squibb Co.	287	19,189
Cerner Corp.	2,575	196,601
Cigna Corp.	1,142	241,704
CVS Health Corp.	1,208	104,359
Edwards Lifesciences Corp.(b)	2,491	291,895
Eli Lilly and Co.	1,454	375,554
Humana, Inc.	104	42,164
Incyte Corp.(b)	1,236	94,542
Intuitive Surgical, Inc.(b)	87	91,660
Johnson & Johnson	2,453	424,688

	Shares	Value
Health Care-(continued)
Laboratory Corp. of America Holdings(b)	732	$222,074
Medtronic PLC	3,175	423,799
Merck & Co., Inc.	5,566	424,630
Organon & Co.(b)	581	19,690
Regeneron Pharmaceuticals, Inc.(b)	237	159,596
Stryker Corp.	720	199,512
UnitedHealth Group, Inc.	1,435	597,348
Vertex Pharmaceuticals, Inc.(b)	1,846	369,735

		4,328,692

Industrials-3.81%
Republic Services, Inc.	2,482	308,091
Rollins, Inc.	2,932	114,113
Waste Management, Inc.	3,238	502,246

		924,450

Information Technology-27.19%
Accenture PLC, Class A	1,932	650,234
Adobe, Inc.(b)	1,136	753,963
Advanced Micro Devices, Inc.(b)	584	64,660
Akamai Technologies, Inc.(b)	657	74,405
Analog Devices, Inc.	589	95,978
Apple, Inc.	3,093	469,610
Applied Materials, Inc.	332	44,863
Automatic Data Processing, Inc.	801	167,441
Cisco Systems, Inc.	2,109	124,473
Citrix Systems, Inc.	1,245	128,073
Cognizant Technology Solutions Corp., Class A	1,974	150,636
Global Payments, Inc.	1,027	167,031
Intel Corp.	5,990	323,819
Intuit, Inc.	941	532,710
Micron Technology, Inc.(b)	228	16,804
Microsoft Corp.	2,170	655,080
NVIDIA Corp.	768	171,917
Oracle Corp.	1,050	93,587
QUALCOMM, Inc.	3,936	577,372
salesforce.com, inc.(b)	186	49,340
Texas Instruments, Inc.	2,946	562,421
Tyler Technologies, Inc.(b)	505	245,278
VeriSign, Inc.(b)	1,346	291,086
Visa, Inc., Class A	832	190,611

		6,601,392

Materials-2.10%
Corteva, Inc.	3,169	139,341
Newmont Corp.	6,378	369,860

		509,201

Real Estate-6.23%
American Tower Corp.	2,078	607,129
Crown Castle International Corp.	1,995	388,407
Digital Realty Trust, Inc.	1,221	200,134
Prologis, Inc.	1,217	163,881
Public Storage	472	152,744

		1,512,295

Utilities-6.87%
Ameren Corp.	823	72,194
American Electric Power Co., Inc.	411	36,813
Dominion Energy, Inc.	2,094	162,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco S&P 500 Minimum Variance ETF (SPMV)–(continued)

August 31, 2021

	Shares	Value
Utilities-(continued)
Duke Energy Corp.	655	$68,552
Eversource Energy	1,068	96,900
NextEra Energy, Inc.	5,330	447,667
Public Service Enterprise Group, Inc.	4,922	314,713
Sempra Energy	193	25,545
Southern Co. (The)	4,857	319,251
WEC Energy Group, Inc.	319	30,139
Xcel Energy, Inc.	1,339	92,056

		1,666,827

Total Common Stocks & Other Equity Interests (Cost $21,133,062)		24,239,229

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $14,106)	14,106	14,106

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $21,147,168)		24,253,335

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.99%
Invesco Private Government Fund, 0.02%(d)(e)(f)	145,158	$145,158
Invesco Private Prime Fund, 0.11%(d)(e)(f)	337,600	337,735

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $482,893)		482,893

TOTAL INVESTMENTS IN SECURITIES-101.89% (Cost $21,630,061)		24,736,228
OTHER ASSETS LESS LIABILITIES-(1.89)%		(459,286)

NET ASSETS-100.00%		$24,276,942

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$251,299	$(237,193)	$-	$-	$14,106	$2

Invesco Premier U.S. Government Money Portfolio, Institutional Class	3,000	7,702	(10,702)	-	-	-	-

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	265,303	(120,145)	-	-	145,158	7	*

Invesco Private Prime Fund	-	473,956	(136,221)	-	-	337,735	105	*

Total	$3,000	$998,260	$(504,261)	$-	$-	$496,999	$114

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco S&P 500 Momentum ETF (SPMO)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-4.35%
Activision Blizzard, Inc.	6,825	$562,175
Electronic Arts, Inc.	1,754	254,699
Netflix, Inc.(b)	3,159	1,798,071
News Corp., Class A	2,410	54,153
Take-Two Interactive Software, Inc.(b)	1,010	162,832
T-Mobile US, Inc.(b)	5,066	694,143
Twitter, Inc.(b)	4,841	312,245

		3,838,318

Consumer Discretionary-23.81%
Amazon.com, Inc.(b)	2,136	7,413,607
Aptiv PLC(b)	1,528	232,546
Bath & Body Works, Inc.	1,331	89,816
Chipotle Mexican Grill, Inc.(b)	241	458,703
Dollar General Corp.	1,480	329,907
Domino’s Pizza, Inc.	200	103,378
eBay, Inc.	6,970	534,878
Etsy, Inc.(b)	1,684	364,182
General Motors Co.(b)	7,485	366,840
Lowe’s Cos., Inc.	4,525	922,602
NIKE, Inc., Class B	8,161	1,344,443
Pool Corp.	330	163,119
Target Corp.	5,225	1,290,471
Tesla, Inc.(b)	9,771	7,188,720
Tractor Supply Co.	973	189,005

		20,992,217

Consumer Staples-1.79%
Clorox Co. (The)	882	148,220
Costco Wholesale Corp.	2,200	1,002,078
Kroger Co. (The)	4,698	216,249
Monster Beverage Corp.(b)	2,148	209,580

		1,576,127

Financials-0.73%
MarketAxess Holdings, Inc.	276	131,354
MSCI, Inc.	449	284,926
SVB Financial Group(b)	409	228,836

		645,116

Health Care-15.42%
Abbott Laboratories	12,709	1,606,036
AbbVie, Inc.	11,184	1,350,804
ABIOMED, Inc.(b)	515	187,439
Agilent Technologies, Inc.	2,439	427,971
Align Technology, Inc.(b)	635	450,215
Bio-Rad Laboratories, Inc., Class A(b)	189	152,111
Catalent, Inc.(b)	1,687	220,052
Danaher Corp.	5,496	1,781,583
DaVita, Inc.(b)	524	68,524
DexCom, Inc.(b)	621	328,770
Eli Lilly and Co.	5,897	1,523,136
Hologic, Inc.(b)	1,745	138,117
IDEXX Laboratories, Inc.(b)	913	615,143
Illumina, Inc.(b)	982	448,931
Intuitive Surgical, Inc.(b)	636	670,064
Mettler-Toledo International, Inc.(b)	195	302,802
PerkinElmer, Inc.	1,033	190,898

	Shares	Value
Health Care-(continued)
Regeneron Pharmaceuticals, Inc.(b)	756	$509,090
Thermo Fisher Scientific, Inc.	3,928	2,179,844
West Pharmaceutical Services, Inc.	972	438,975

		13,590,505

Industrials-7.04%
Carrier Global Corp.	10,918	628,877
Caterpillar, Inc.	3,503	738,678
Cummins, Inc.	1,084	255,802
Deere & Co.	3,377	1,276,607
Fastenal Co.	3,449	192,627
FedEx Corp.	1,901	505,077
Old Dominion Freight Line, Inc.	705	203,548
Otis Worldwide Corp.	2,614	241,063
PACCAR, Inc.	1,762	144,255
Quanta Services, Inc.	1,330	135,793
Rockwell Automation, Inc.	570	185,506
Rollins, Inc.	1,609	62,622
Trane Technologies PLC	1,474	292,589
United Parcel Service, Inc., Class B	5,920	1,158,130
United Rentals, Inc.(b)	530	186,904

		6,208,078

Information Technology-44.54%
Advanced Micro Devices, Inc.(b)	10,072	1,115,172
Apple, Inc.	54,412	8,261,374
Applied Materials, Inc.	6,732	909,695
Autodesk, Inc.(b)	1,241	384,822
Broadcom, Inc.	2,840	1,412,076
Cadence Design Systems, Inc.(b)	2,843	464,774
Enphase Energy, Inc.(b)	1,725	299,684
F5 Networks, Inc.(b)	547	111,353
IPG Photonics Corp.(b)	312	53,252
Keysight Technologies, Inc.(b)	1,408	252,567
KLA Corp.	1,166	396,393
Lam Research Corp.	952	575,789
Micron Technology, Inc.(b)	6,474	477,134
Microsoft Corp.	28,402	8,573,996
Monolithic Power Systems, Inc.	437	216,284
NortonLifeLock, Inc.	3,399	90,277
NVIDIA Corp.	29,204	6,537,315
PayPal Holdings, Inc.(b)	13,434	3,877,859
Qorvo, Inc.(b)	789	148,356
QUALCOMM, Inc.	11,208	1,644,102
ServiceNow, Inc.(b)	1,490	959,024
Skyworks Solutions, Inc.	1,029	188,780
Synopsys, Inc.(b)	1,529	507,995
Teradyne, Inc.	1,389	168,680
Texas Instruments, Inc.	5,886	1,123,696
Trimble, Inc.(b)	1,670	157,347
Tyler Technologies, Inc.(b)	240	116,568
Zebra Technologies Corp., Class A(b)	422	247,786

		39,272,150

Materials-1.82%
Albemarle Corp.	1,171	277,223
DuPont de Nemours, Inc.	3,956	292,823
Eastman Chemical Co.	800	90,528
Freeport-McMoRan, Inc.	16,466	599,198

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco S&P 500 Momentum ETF (SPMO)–(continued)

August 31, 2021

	Shares	Value
Materials-(continued)
Newmont Corp.	4,277	$248,023
Packaging Corp. of America	615	93,295

		1,601,090

Real Estate-0.43%
Equinix, Inc.	449	378,709

Total Common Stocks & Other Equity Interests (Cost $75,081,318)		88,102,310

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $24,856)	24,856	24,856

TOTAL INVESTMENTS IN SECURITIES-99.96% (Cost $75,106,174)		88,127,166
OTHER ASSETS LESS LIABILITIES-0.04%		38,497

NET ASSETS-100.00%		$88,165,663

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$682,109	$(657,253)	$-	$-	$24,856	$5

Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	453,897	(453,897)	-	-	-	-

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	4,754,469	(4,754,469)	-	-	-	22	*

Invesco Private Prime Fund	-	7,205,900	(7,205,900)	-	-	-	379	*

Total	$-	$13,096,375	$(13,071,519)	$-	$-	$24,856	$406

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco S&P 500 QVM Multi-factor ETF (QVML)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Communication Services-12.19%
Activision Blizzard, Inc.	17,240	$1,420,059
Alphabet, Inc., Class C(b)	12,767	37,142,267
AT&T, Inc.	158,420	4,343,876
Charter Communications, Inc., Class A(b)	3,056	2,495,713
Comcast Corp., Class A	101,727	6,172,794
Discovery, Inc., Class C(b)	10,612	292,785
DISH Network Corp., Class A(b)	5,489	239,266
Electronic Arts, Inc.	6,350	922,084
Facebook, Inc., Class A(b)	53,163	20,168,979
Fox Corp., Class A	10,437	390,761
Interpublic Group of Cos., Inc. (The)	8,691	323,566
Lumen Technologies, Inc.	21,978	270,329
Netflix, Inc.(b)	9,838	5,599,691
News Corp., Class A	11,204	251,754
Omnicom Group, Inc.	4,752	347,942
Take-Two Interactive Software, Inc.(b)	2,555	411,917
T-Mobile US, Inc.(b)	13,003	1,781,671
Twitter, Inc.(b)	17,709	1,142,231
Verizon Communications, Inc.	91,859	5,052,245
ViacomCBS, Inc., Class B	13,380	554,601
Walt Disney Co. (The)(b)	40,314	7,308,928

		96,633,459

Consumer Discretionary-11.12%
Advance Auto Parts, Inc.	1,446	293,321
Amazon.com, Inc.(b)	9,511	33,010,684
Aptiv PLC(b)	6,001	913,292
Bath & Body Works, Inc.	5,176	349,277
Best Buy Co., Inc.	4,925	573,812
Booking Holdings, Inc.(b)	911	2,094,999
BorgWarner, Inc.	5,299	226,161
Caesars Entertainment, Inc.(b)	4,611	468,616
CarMax, Inc.(b)	3,605	451,382
Chipotle Mexican Grill, Inc.(b)	625	1,189,581
D.R. Horton, Inc.	7,248	693,054
Darden Restaurants, Inc.	2,891	435,529
Dollar General Corp.	5,241	1,168,271
Dollar Tree, Inc.(b)	5,125	464,018
eBay, Inc.	14,360	1,101,986
Etsy, Inc.(b)	2,808	607,258
Ford Motor Co.(b)	86,993	1,133,519
Gap, Inc. (The)	2,588	69,177
Garmin Ltd.	3,311	577,538
General Motors Co.(b)	28,325	1,388,208
Genuine Parts Co.	3,192	390,031
Hanesbrands, Inc.	7,713	144,079
Hasbro, Inc.	2,827	277,922
Home Depot, Inc. (The)	23,591	7,694,912
Leggett & Platt, Inc.	2,944	142,460
Lennar Corp., Class A	6,093	653,840
LKQ Corp.(b)	6,142	323,622
Lowe’s Cos., Inc.	15,684	3,197,811
Mohawk Industries, Inc.(b)	1,294	255,901
Newell Brands, Inc.	8,363	212,504
NIKE, Inc., Class B	28,288	4,660,165
NVR, Inc.(b)	76	393,675
O’Reilly Automotive, Inc.(b)	1,548	919,636

	Shares	Value
Consumer Discretionary-(continued)
Penn National Gaming, Inc.(b)	3,282	$266,170
Pool Corp.	887	438,444
PulteGroup, Inc.	5,843	314,704
PVH Corp.(b)	1,575	165,044
Ralph Lauren Corp.	1,066	123,795
Ross Stores, Inc.	7,912	936,781
Tapestry, Inc.(b)	6,161	248,412
Target Corp.	10,977	2,711,099
Tesla, Inc.(b)	17,099	12,580,076
TJX Cos., Inc. (The)	26,758	1,945,842
Tractor Supply Co.	2,546	494,561
Ulta Beauty, Inc.(b)	1,210	468,645
Under Armour, Inc., Class A(b)	7,945	183,847
VF Corp.	7,105	543,319
Whirlpool Corp.	1,384	306,598

		88,203,578

Consumer Staples-5.56%
Altria Group, Inc.	41,061	2,062,494
Archer-Daniels-Midland Co.	12,396	743,760
Brown-Forman Corp., Class B	4,036	283,408
Campbell Soup Co.	4,485	187,159
Church & Dwight Co., Inc.	5,418	453,270
Clorox Co. (The)	2,748	461,801
Coca-Cola Co. (The)	86,100	4,848,291
Colgate-Palmolive Co.	18,770	1,463,122
Conagra Brands, Inc.	10,604	351,205
Constellation Brands, Inc., Class A	3,750	791,775
Costco Wholesale Corp.	9,808	4,467,446
Estee Lauder Cos., Inc. (The), Class A	5,145	1,751,821
General Mills, Inc.	13,534	782,401
Hershey Co. (The)	3,234	574,682
Hormel Foods Corp.	6,228	283,623
JM Smucker Co. (The)	2,421	299,405
Kellogg Co.	5,567	351,500
Kraft Heinz Co. (The)	14,323	515,485
Kroger Co. (The)	16,798	773,212
McCormick & Co., Inc.	5,501	474,681
Molson Coors Beverage Co., Class B	4,161	197,772
Mondelez International, Inc., Class A	31,167	1,934,536
Monster Beverage Corp.(b)	8,209	800,952
PepsiCo, Inc.	30,655	4,794,135
Procter & Gamble Co. (The)	54,321	7,734,767
Sysco Corp.	11,351	904,107
Tyson Foods, Inc., Class A	6,513	511,401
Walgreens Boots Alliance, Inc.	15,919	807,889
Walmart, Inc.	30,465	4,511,867

		44,117,967

Energy-2.48%
Baker Hughes Co., Class A	16,071	366,097
Cabot Oil & Gas Corp.	8,830	140,309
Chevron Corp.	42,883	4,149,788
ConocoPhillips	29,941	1,662,624
Devon Energy Corp.	13,161	388,907
Diamondback Energy, Inc.	3,999	308,483
EOG Resources, Inc.	12,949	874,316
Exxon Mobil Corp.	93,933	5,121,227
Halliburton Co.	19,657	392,747

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco S&P 500 QVM Multi-factor ETF (QVML)–(continued)

August 31, 2021

	Shares	Value
Energy-(continued)
Hess Corp.	4,565	$313,844
Kinder Morgan, Inc.	43,211	703,043
Marathon Oil Corp.	17,413	204,603
Marathon Petroleum Corp.	14,481	858,289
NOV, Inc.(b)	4,631	60,990
ONEOK, Inc.	9,844	517,007
Phillips 66	9,674	687,725
Pioneer Natural Resources Co.	5,142	769,603
Schlumberger N.V.	31,026	869,969
Valero Energy Corp.	9,031	598,846
Williams Cos., Inc. (The)	26,838	662,630

		19,651,047

Financials-11.82%
Aflac, Inc.	14,025	794,937
Allstate Corp. (The)	6,642	898,530
American Express Co.	14,437	2,395,965
American International Group, Inc.	19,040	1,038,822
Ameriprise Financial, Inc.	2,572	701,925
Aon PLC, Class A	5,007	1,436,308
Arthur J. Gallagher & Co.	4,527	650,168
Assurant, Inc.	1,338	227,607
Bank of America Corp.	167,317	6,985,485
Bank of New York Mellon Corp. (The)	17,901	988,493
Berkshire Hathaway, Inc., Class B(b)	42,054	12,017,772
BlackRock, Inc.	3,147	2,968,534
Capital One Financial Corp.	10,018	1,662,687
Cboe Global Markets, Inc.	2,357	297,336
Charles Schwab Corp. (The)	33,278	2,424,302
Chubb Ltd.	9,978	1,835,154
Cincinnati Financial Corp.	3,310	408,454
Citigroup, Inc.	45,863	3,298,008
Citizens Financial Group, Inc.	9,410	412,064
CME Group, Inc., Class A	7,967	1,607,103
Comerica, Inc.	3,085	228,012
Discover Financial Services	6,765	867,408
Everest Re Group Ltd.	886	234,701
Fifth Third Bancorp	15,553	604,390
First Republic Bank	3,905	776,861
Franklin Resources, Inc.	6,017	195,191
Globe Life, Inc.	2,095	201,267
Goldman Sachs Group, Inc. (The)	7,549	3,121,587
Hartford Financial Services Group, Inc. (The)	7,892	530,500
Huntington Bancshares, Inc.	32,599	506,262
Intercontinental Exchange, Inc.	12,486	1,492,452
Invesco Ltd.(c)	8,360	211,675
JPMorgan Chase & Co.	67,165	10,743,042
KeyCorp	21,442	435,701
Lincoln National Corp.	3,954	271,442
Loews Corp.	4,942	276,110
M&T Bank Corp.	2,842	397,908
MarketAxess Holdings, Inc.	839	399,297
Marsh & McLennan Cos., Inc.	11,283	1,773,688
MetLife, Inc.	16,510	1,023,620
Moody’s Corp.	3,572	1,360,110
Morgan Stanley	33,026	3,448,905
Nasdaq, Inc.	2,538	496,890
Northern Trust Corp.	4,599	545,073
People’s United Financial, Inc.	9,448	155,231
PNC Financial Services Group, Inc. (The)	9,427	1,801,500

	Shares	Value
Financials-(continued)
Principal Financial Group, Inc.	5,589	$373,401
Progressive Corp. (The)	12,983	1,250,782
Prudential Financial, Inc.	8,742	925,603
Raymond James Financial, Inc.	2,702	378,010
Regions Financial Corp.	21,238	433,892
S&P Global, Inc.	5,345	2,372,218
State Street Corp.	7,716	716,894
SVB Financial Group(b)	1,200	671,400
Synchrony Financial	11,950	594,512
T. Rowe Price Group, Inc.	5,033	1,126,738
Travelers Cos., Inc. (The)	5,580	891,182
Truist Financial Corp.	29,839	1,702,613
U.S. Bancorp	30,078	1,726,176
Unum Group	4,512	120,109
W.R. Berkley Corp.	3,096	233,160
Wells Fargo & Co.	91,714	4,191,330
Willis Towers Watson PLC	2,850	629,052
Zions Bancorporation N.A.	3,619	209,540

		93,695,089

Health Care-12.36%
Abbott Laboratories	39,424	4,982,011
AbbVie, Inc.	39,188	4,733,127
ABIOMED, Inc.(b)	1,001	364,324
Agilent Technologies, Inc.	6,733	1,181,440
Align Technology, Inc.(b)	1,598	1,132,982
Amgen, Inc.	12,748	2,875,056
Anthem, Inc.	5,432	2,037,706
Baxter International, Inc.	11,157	850,387
Becton, Dickinson and Co.	6,453	1,624,220
Biogen, Inc.(b)	3,340	1,131,959
Bio-Rad Laboratories, Inc., Class A(b)	476	383,094
Boston Scientific Corp.(b)	31,527	1,423,444
Cardinal Health, Inc.	6,410	336,461
Catalent, Inc.(b)	3,763	490,846
Centene Corp.(b)	12,930	814,331
Cerner Corp.	6,657	508,262
Charles River Laboratories International, Inc.(b)	1,110	492,685
Cigna Corp.	7,614	1,611,503
Cooper Cos., Inc. (The)	1,088	490,372
CVS Health Corp.	29,212	2,523,625
Danaher Corp.	14,085	4,565,794
DaVita, Inc.(b)	1,549	202,563
DENTSPLY SIRONA, Inc.	4,823	297,579
Edwards Lifesciences Corp.(b)	13,793	1,616,264
Eli Lilly and Co.	17,661	4,561,660
HCA Healthcare, Inc.	5,831	1,475,126
Henry Schein, Inc.(b)	3,108	234,934
Hologic, Inc.(b)	5,661	448,068
Humana, Inc.	2,863	1,160,717
IDEXX Laboratories, Inc.(b)	1,892	1,274,754
Illumina, Inc.(b)	3,239	1,480,741
Intuitive Surgical, Inc.(b)	2,627	2,767,702
IQVIA Holdings, Inc.(b)	4,253	1,104,632
Johnson & Johnson	58,429	10,115,813
Laboratory Corp. of America Holdings(b)	2,157	654,391
Medtronic PLC	29,851	3,984,511
Mettler-Toledo International, Inc.(b)	516	801,260
PerkinElmer, Inc.	2,476	457,565
Perrigo Co. PLC	2,951	120,843

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco S&P 500 QVM Multi-factor ETF (QVML)–(continued)

August 31, 2021

	Shares	Value
Health Care-(continued)
Pfizer, Inc.	124,200	$5,721,894
Quest Diagnostics, Inc.	2,886	441,067
Regeneron Pharmaceuticals, Inc.(b)	2,323	1,564,308
ResMed, Inc.	3,229	938,121
STERIS PLC	2,157	463,777
Stryker Corp.	7,272	2,015,071
Teleflex, Inc.	1,032	408,115
Thermo Fisher Scientific, Inc.	8,720	4,839,164
UnitedHealth Group, Inc.	20,939	8,716,278
Universal Health Services, Inc., Class B	1,723	268,374
Vertex Pharmaceuticals, Inc.(b)	5,744	1,150,466
Waters Corp.(b)	1,363	564,309
West Pharmaceutical Services, Inc.	1,638	739,754
Zimmer Biomet Holdings, Inc.	4,626	695,982
Zoetis, Inc.	10,534	2,154,835

		97,994,267

Industrials-8.17%
3M Co.	12,862	2,504,746
A.O. Smith Corp.	2,971	216,051
Allegion PLC	1,988	286,252
AMETEK, Inc.	5,124	696,710
C.H. Robinson Worldwide, Inc.	2,938	264,596
Carrier Global Corp.	18,124	1,043,942
Caterpillar, Inc.	12,154	2,562,914
Cintas Corp.	1,958	774,918
Copart, Inc.(b)	4,600	663,872
CSX Corp.	50,415	1,640,000
Cummins, Inc.	3,244	765,519
Deere & Co.	6,921	2,616,346
Dover Corp.	3,180	554,465
Eaton Corp. PLC	8,842	1,488,639
Emerson Electric Co.	13,306	1,403,783
Equifax, Inc.	2,689	732,107
Expeditors International of Washington, Inc.	3,731	465,032
Fastenal Co.	12,743	711,697
FedEx Corp.	5,416	1,438,977
Fortive Corp.	7,479	552,474
Fortune Brands Home & Security, Inc.	3,058	297,757
Generac Holdings, Inc.(b)	1,391	607,839
General Dynamics Corp.	5,079	1,017,374
General Electric Co.	24,347	2,566,417
Honeywell International, Inc.	15,411	3,573,965
Howmet Aerospace, Inc.	8,636	274,193
Huntington Ingalls Industries, Inc.	889	181,507
IDEX Corp.	1,678	375,872
IHS Markit Ltd.	8,312	1,002,427
Illinois Tool Works, Inc.	6,378	1,485,181
Ingersoll Rand, Inc.(b)	8,248	437,309
J.B. Hunt Transport Services, Inc.	1,844	327,126
Jacobs Engineering Group, Inc.	2,877	388,280
Johnson Controls International PLC	15,902	1,189,470
Kansas City Southern	2,009	563,866
L3Harris Technologies, Inc.	4,548	1,059,729
Leidos Holdings, Inc.	2,937	288,149
Lockheed Martin Corp.	5,427	1,952,635
Masco Corp.	5,607	340,457
Nielsen Holdings PLC	7,920	169,963
Norfolk Southern Corp.	5,552	1,407,654
Northrop Grumman Corp.	3,321	1,221,132

	Shares	Value
Industrials-(continued)
Old Dominion Freight Line, Inc.	2,101	$606,601
Otis Worldwide Corp.	8,950	825,369
PACCAR, Inc.	7,670	627,943
Parker-Hannifin Corp.	2,863	849,366
Pentair PLC	3,672	283,331
Quanta Services, Inc.	3,079	314,366
Raytheon Technologies Corp.	33,616	2,849,292
Republic Services, Inc.	4,652	577,453
Robert Half International, Inc.	2,492	257,673
Rockwell Automation, Inc.	2,575	838,034
Rollins, Inc.	4,893	190,436
Roper Technologies, Inc.	2,335	1,128,459
Snap-on, Inc.	1,195	268,815
Southwest Airlines Co.(b)	13,066	650,425
Stanley Black & Decker, Inc.	3,568	689,587
Textron, Inc.	4,987	362,405
Trane Technologies PLC	5,306	1,053,241
Union Pacific Corp.	14,739	3,196,005
United Parcel Service, Inc., Class B	16,049	3,139,666
United Rentals, Inc.(b)	1,599	563,887
Verisk Analytics, Inc.	3,581	722,503
W.W. Grainger, Inc.	967	419,388
Wabtec Corp.	3,925	352,426
Waste Management, Inc.	8,617	1,336,583
Xylem, Inc.	3,978	542,241

		64,756,837

Information Technology-29.30%
Accenture PLC, Class A	14,104	4,746,842
Adobe, Inc.(b)	10,606	7,039,202
Advanced Micro Devices, Inc.(b)	26,959	2,984,901
Akamai Technologies, Inc.(b)	3,601	407,813
Amphenol Corp., Class A	13,260	1,016,114
Analog Devices, Inc.	8,183	1,333,464
ANSYS, Inc.(b)	1,934	706,606
Apple, Inc.	348,045	52,843,672
Applied Materials, Inc.	20,361	2,751,382
Arista Networks, Inc.(b)	1,214	448,609
Autodesk, Inc.(b)	4,882	1,513,859
Automatic Data Processing, Inc.	9,441	1,973,547
Broadcom, Inc.	9,059	4,504,225
Broadridge Financial Solutions, Inc.	2,566	441,917
Cadence Design Systems, Inc.(b)	6,174	1,009,326
CDW Corp.	3,098	621,490
Cisco Systems, Inc.	93,504	5,518,606
Cognizant Technology Solutions Corp., Class A	11,702	892,980
Corning, Inc.	17,117	684,509
DXC Technology Co.(b)	5,630	206,734
Enphase Energy, Inc.(b)	2,998	520,843
F5 Networks, Inc.(b)	1,317	268,102
Fidelity National Information Services, Inc.	13,759	1,757,987
Fiserv, Inc.(b)	13,215	1,556,595
FleetCor Technologies, Inc.(b)	1,841	484,698
Fortinet, Inc.(b)	3,008	947,941
Gartner, Inc.(b)	1,902	587,223
Global Payments, Inc.	6,550	1,065,292
Hewlett Packard Enterprise Co.	28,853	446,067
HP, Inc.	26,653	792,660
Intel Corp.	89,594	4,843,452
International Business Machines Corp.	19,825	2,782,241

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco S&P 500 QVM Multi-factor ETF (QVML)–(continued)

August 31, 2021

	Shares	Value
Information Technology-(continued)
Intuit, Inc.	6,063	$3,432,325
IPG Photonics Corp.(b)	793	135,349
Jack Henry & Associates, Inc.	1,641	289,440
Juniper Networks, Inc.	7,241	209,844
Keysight Technologies, Inc.(b)	4,088	733,305
KLA Corp.	3,401	1,156,204
Lam Research Corp.	3,164	1,913,650
Mastercard, Inc., Class A	19,409	6,719,978
Microchip Technology, Inc.	6,069	955,018
Micron Technology, Inc.(b)	24,882	1,833,803
Microsoft Corp.	167,108	50,446,563
Monolithic Power Systems, Inc.	950	470,184
NetApp, Inc.	4,918	437,358
NVIDIA Corp.	55,292	12,377,114
NXP Semiconductors N.V. (China)	6,118	1,316,165
Oracle Corp.	40,307	3,592,563
Paychex, Inc.	7,116	814,569
Paycom Software, Inc.(b)	1,085	530,457
PayPal Holdings, Inc.(b)	26,065	7,523,923
PTC, Inc.(b)	2,324	305,978
Qorvo, Inc.(b)	2,487	467,631
QUALCOMM, Inc.	25,028	3,671,357
salesforce.com, inc.(b)	20,546	5,450,237
Seagate Technology Holdings PLC	4,399	385,308
Skyworks Solutions, Inc.	3,647	669,079
Synopsys, Inc.(b)	3,385	1,124,632
TE Connectivity Ltd.	7,327	1,100,662
Teledyne Technologies, Inc.(b)	1,026	475,428
Teradyne, Inc.	3,673	446,049
Texas Instruments, Inc.	20,491	3,911,937
Trimble, Inc.(b)	5,545	522,450
Tyler Technologies, Inc.(b)	900	437,130
Visa, Inc., Class A	37,537	8,599,727
Western Digital Corp.(b)	6,771	427,927
Western Union Co. (The)	9,042	195,669
Xilinx, Inc.	5,455	848,743
Zebra Technologies Corp., Class A(b)	1,182	694,035

		232,320,690

Materials-2.74%
Air Products and Chemicals, Inc.	4,910	1,323,294
Albemarle Corp.	2,579	610,552
Amcor PLC	34,064	437,722
Avery Dennison Corp.	1,834	413,365
Ball Corp.	7,252	695,902
Celanese Corp.	2,488	394,597
CF Industries Holdings, Inc.	4,739	215,245
Corteva, Inc.	16,355	719,129
Dow, Inc.	16,574	1,042,505
DuPont de Nemours, Inc.	11,807	873,954
Eastman Chemical Co.	3,016	341,291
Ecolab, Inc.	5,520	1,243,987
FMC Corp.	2,847	266,565
Freeport-McMoRan, Inc.	32,517	1,183,294
International Flavors & Fragrances, Inc.	5,523	836,734
International Paper Co.	8,655	520,079
Linde PLC (United Kingdom)	11,542	3,630,998
LyondellBasell Industries N.V., Class A	5,688	570,791
Martin Marietta Materials, Inc.	1,378	525,363
Mosaic Co. (The)	7,636	245,726

	Shares	Value
Materials-(continued)
Newmont Corp.	17,776	$1,030,830
Nucor Corp.	6,639	780,481
Packaging Corp. of America	2,099	318,418
PPG Industries, Inc.	5,261	839,393
Sealed Air Corp.	3,358	204,939
Sherwin-Williams Co. (The)	5,311	1,612,791
Vulcan Materials Co.	2,931	544,961
WestRock Co.	5,879	305,943

		21,728,849

Real Estate-1.55%
Alexandria Real Estate Equities, Inc.	3,031	625,507
AvalonBay Communities, Inc.	3,098	711,239
Boston Properties, Inc.	3,138	354,563
CBRE Group, Inc., Class A(b)	7,416	714,161
Duke Realty Corp.	8,285	435,045
Equity Residential	7,602	639,100
Essex Property Trust, Inc.	1,436	474,943
Extra Space Storage, Inc.	2,955	552,319
Federal Realty Investment Trust	1,563	190,326
Healthpeak Properties, Inc.	11,907	428,652
Iron Mountain, Inc.	6,379	304,597
Kimco Realty Corp.	9,577	208,683
Mid-America Apartment Communities, Inc.	2,529	486,504
Prologis, Inc.	16,414	2,210,309
Public Storage	3,378	1,093,154
Realty Income Corp.	8,253	596,032
Regency Centers Corp.	3,490	239,484
Ventas, Inc.	8,288	463,631
Vornado Realty Trust	3,469	145,282
Welltower, Inc.	9,264	810,878
Weyerhaeuser Co.	16,553	595,908

		12,280,317

Utilities-2.62%
AES Corp. (The)	14,720	351,366
Alliant Energy Corp.	5,526	335,926
Ameren Corp.	5,646	495,267
American Electric Power Co., Inc.	11,088	993,152
American Water Works Co., Inc.	4,026	733,739
Atmos Energy Corp.	2,887	281,511
CenterPoint Energy, Inc.	12,825	321,779
CMS Energy Corp.	6,395	410,111
Consolidated Edison, Inc.	7,574	571,458
Dominion Energy, Inc.	17,895	1,392,947
DTE Energy Co.	4,280	515,055
Duke Energy Corp.	17,067	1,786,232
Edison International	8,383	484,873
Entergy Corp.	4,433	490,334
Evergy, Inc.	5,065	346,699
Eversource Energy	7,588	688,459
Exelon Corp.	21,681	1,062,803
NextEra Energy, Inc.	43,520	3,655,245
NiSource, Inc.	8,665	213,592
NRG Energy, Inc.	5,407	246,938
Pinnacle West Capital Corp.	2,491	191,558
PPL Corp.	16,999	498,921
Public Service Enterprise Group, Inc.	11,207	716,576
Sempra Energy	6,991	925,329
Southern Co. (The)	23,489	1,543,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Invesco S&P 500 QVM Multi-factor ETF (QVML)–(continued)

August 31, 2021

	Shares	Value
Utilities-(continued)
WEC Energy Group, Inc.	6,969	$658,431
Xcel Energy, Inc.	11,942	821,012

		20,733,245

TOTAL INVESTMENTS IN SECURITIES-99.91% (Cost $752,108,946)		792,115,345
OTHER ASSETS LESS LIABILITIES-0.09%		739,495

NET ASSETS-100.00%		$792,854,840

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2021	Dividend Income

Invesco Ltd.	$-	$224,544	$(1,069)	$(11,788)	$(12)	$211,675	$1,421

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	1,203,908	(1,203,908)	-	-	-	15

Total	$-	$1,428,452	$(1,204,977)	$(11,788)	$(12)	$211,675	$1,436

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.88%(a)
Communication Services-1.21%
Iridium Communications, Inc.(b)	11,265	$501,405
John Wiley & Sons, Inc., Class A	4,176	242,626
New York Times Co. (The), Class A	13,929	707,315
TEGNA, Inc.	21,174	375,203
Telephone & Data Systems, Inc.	9,552	194,097
World Wrestling Entertainment, Inc., Class A	4,341	226,209
Yelp, Inc.(b)	6,716	258,633

		2,505,488

Consumer Discretionary-13.91%
Adient PLC(b)	9,035	355,437
American Eagle Outfitters, Inc.	14,477	441,838
AutoNation, Inc.(b)	5,171	564,104
Boyd Gaming Corp.(b)	7,740	475,004
Brunswick Corp.	7,471	723,716
Capri Holdings Ltd.(b)	14,513	820,130
Carter’s, Inc.	4,216	431,634
Choice Hotels International, Inc.	2,771	330,747
Columbia Sportswear Co.	2,932	299,093
Cracker Barrel Old Country Store, Inc.	2,276	326,788
Dana, Inc.	13,920	323,779
Deckers Outdoor Corp.(b)	2,667	1,116,006
Dick’s Sporting Goods, Inc.	6,285	884,991
Five Below, Inc.(b)	5,370	1,142,790
Foot Locker, Inc.	9,905	561,514
Fox Factory Holding Corp.(b)	4,025	618,522
Gentex Corp.	23,165	713,482
Goodyear Tire & Rubber Co. (The)(b)	26,763	423,926
Graham Holdings Co., Class B	387	238,705
Grand Canyon Education, Inc.(b)	4,445	396,227
Harley-Davidson, Inc.	14,738	582,593
Helen of Troy Ltd.(b)	2,345	560,900
Jack in the Box, Inc.	2,132	225,907
KB Home	8,523	366,745
Kohl’s Corp.	14,984	860,082
Lear Corp.	5,249	839,525
Lithia Motors, Inc., Class A	2,854	945,530
Marriott Vacations Worldwide Corp.(b)	4,095	612,407
Mattel, Inc.(b)	33,450	714,157
Murphy USA, Inc.	2,401	372,827
Ollie’s Bargain Outlet Holdings, Inc.(b)	5,447	394,254
Polaris, Inc.	5,521	661,195
RH(b)	1,614	1,130,881
Scientific Games Corp.(b)	5,437	393,367
Service Corp. International	16,126	1,012,068
Skechers U.S.A., Inc., Class A(b)	12,868	648,933
Taylor Morrison Home Corp., Class A(b)	12,368	347,417
Tempur Sealy International, Inc.	17,567	785,245
Texas Roadhouse, Inc.	6,288	597,360
Thor Industries, Inc.	5,310	602,313
Toll Brothers, Inc.	10,768	689,798
TopBuild Corp.(b)	3,171	693,783
Tri Pointe Homes, Inc.(b)	11,358	269,980
Urban Outfitters, Inc.(b)	6,594	217,734
Visteon Corp.(b)	2,682	283,434
Williams-Sonoma, Inc.	7,307	1,364,217

	Shares	Value
Consumer Discretionary-(continued)
Wyndham Hotels & Resorts, Inc.	8,958	$651,247
YETI Holdings, Inc.(b)	7,196	714,851

		28,727,183

Consumer Staples-3.27%
BJ’s Wholesale Club Holdings, Inc.(b)	13,152	745,192
Boston Beer Co., Inc. (The), Class A(b)	589	335,854
Casey’s General Stores, Inc.	3,543	724,756
Darling Ingredients, Inc.(b)	15,649	1,165,851
Flowers Foods, Inc.	18,884	455,671
Grocery Outlet Holding Corp.(b)	8,353	217,429
Hain Celestial Group, Inc. (The)(b)	7,842	293,369
Ingredion, Inc.	6,423	564,325
Lancaster Colony Corp.	1,876	332,502
Nu Skin Enterprises, Inc., Class A	4,799	242,925
Pilgrim’s Pride Corp.(b)	4,674	130,124
Post Holdings, Inc.(b)	5,675	635,089
Sanderson Farms, Inc.	1,906	374,529
Sprouts Farmers Market, Inc.(b)	11,330	282,117
Tootsie Roll Industries, Inc.	1,688	53,425
TreeHouse Foods, Inc.(b)	5,392	202,038

		6,755,196

Energy-0.99%
Antero Midstream Corp.	27,469	263,977
ChampionX Corp.(b)	17,958	418,960
CNX Resources Corp.(b)	21,126	239,991
EQT Corp.(b)	26,768	490,658
Equitrans Midstream Corp.	38,991	340,392
Murphy Oil Corp.	13,920	295,939

		2,049,917

Financials-16.76%
Affiliated Managers Group, Inc.	3,993	679,249
Alleghany Corp.(b)	1,338	905,411
American Financial Group, Inc.	6,611	911,921
Associated Banc-Corp.	14,655	302,186
BancorpSouth Bank	9,254	271,420
Bank of Hawaii Corp.	3,874	324,680
Bank OZK	11,594	491,933
Brighthouse Financial, Inc.(b)	8,228	402,843
Brown & Brown, Inc.	22,436	1,302,410
Cathay General Bancorp	7,183	285,740
CIT Group, Inc.	9,501	526,545
CNO Financial Group, Inc.	12,618	308,636
Commerce Bancshares, Inc.	10,102	714,413
Cullen/Frost Bankers, Inc.	5,424	619,529
East West Bancorp, Inc.	13,606	997,864
Essent Group Ltd.	10,823	509,547
Evercore, Inc., Class A	3,927	548,366
F.N.B. Corp.	30,631	357,770
FactSet Research Systems, Inc.	3,630	1,380,199
Federated Hermes, Inc., Class B	8,973	303,557
First American Financial Corp.	10,525	742,328
First Financial Bankshares, Inc.	13,646	649,823
First Horizon Corp.	52,977	868,293
FirstCash, Inc.	3,935	337,190
Fulton Financial Corp.	15,595	247,181
Glacier Bancorp, Inc.	9,160	487,862

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)–(continued)

August 31, 2021

	Shares	Value
Financials-(continued)
Hancock Whitney Corp.	8,325	$382,617
Hanover Insurance Group, Inc. (The)	3,443	486,530
Home BancShares, Inc.	14,545	322,172
Interactive Brokers Group, Inc., Class A	7,752	501,089
International Bancshares Corp.	5,348	223,974
Janus Henderson Group PLC	16,364	709,543
Jefferies Financial Group, Inc.	19,186	709,115
Kemper Corp.	5,821	399,321
Kinsale Capital Group, Inc.	2,059	374,429
Mercury General Corp.	2,549	152,201
MGIC Investment Corp.	32,543	496,932
Navient Corp.	17,217	399,607
New York Community Bancorp, Inc.	44,603	558,430
Old Republic International Corp.	27,182	706,732
PacWest Bancorp	11,213	477,113
Pinnacle Financial Partners, Inc.	7,298	707,322
Primerica, Inc.	3,782	578,419
PROG Holdings, Inc.	6,459	305,640
Prosperity Bancshares, Inc.	8,914	622,910
Reinsurance Group of America, Inc.	6,520	755,146
RenaissanceRe Holdings Ltd. (Bermuda)	4,761	746,192
RLI Corp.	3,815	416,712
SEI Investments Co.	11,368	714,024
Selective Insurance Group, Inc.	5,757	481,113
Signature Bank	5,527	1,433,317
SLM Corp.	30,966	580,613
Sterling Bancorp	18,472	422,824
Stifel Financial Corp.	10,079	696,459
Synovus Financial Corp.	14,252	614,261
Texas Capital Bancshares, Inc.(b)	4,851	329,819
UMB Financial Corp.	4,170	381,889
Umpqua Holdings Corp.	21,159	411,966
United Bankshares, Inc.	12,868	467,494
Valley National Bancorp	38,927	507,608
Washington Federal, Inc.	6,944	231,235
Webster Financial Corp.	8,672	438,109
Wintrust Financial Corp.	5,471	409,450

		34,629,223

Health Care-9.66%
Acadia Healthcare Co., Inc.(b)	8,607	569,095
Amedisys, Inc.(b)	2,120	388,914
Chemed Corp.	1,530	729,351
Emergent BioSolutions, Inc.(b)	4,368	275,533
Encompass Health Corp.	9,547	748,962
Envista Holdings Corp.(b)	15,420	659,822
Exelixis, Inc.(b)	30,056	576,174
Globus Medical, Inc., Class A(b)	7,443	607,349
Halozyme Therapeutics, Inc.(b)	12,837	539,026
HealthEquity, Inc.(b)	7,996	513,103
Hill-Rom Holdings, Inc.	6,375	928,072
ICU Medical, Inc.(b)	1,893	377,370
Integra LifeSciences Holdings Corp.(b)	6,811	512,392
Jazz Pharmaceuticals PLC(b)	4,752	625,886
LHC Group, Inc.(b)	3,037	567,190
Ligand Pharmaceuticals, Inc.(b)	1,597	211,283
Masimo Corp.(b)	4,853	1,317,784
Medpace Holdings, Inc.(b)	2,656	484,322
Molina Healthcare, Inc.(b)	5,601	1,505,381
Neogen Corp.(b)	10,300	450,934

	Shares	Value
Health Care-(continued)
Neurocrine Biosciences, Inc.(b)	9,068	$863,274
Patterson Cos., Inc.	8,341	255,568
Penumbra, Inc.(b)	3,254	894,687
Progyny, Inc.(b)	3,566	199,232
Quidel Corp.(b)	3,714	478,920
Repligen Corp.(b)	4,897	1,385,753
STAAR Surgical Co.(b)	4,498	694,806
Syneos Health, Inc.(b)	9,712	901,079
Tenet Healthcare Corp.(b)	10,242	771,735
United Therapeutics Corp.(b)	4,296	923,124

		19,956,121

Industrials-19.17%
Acuity Brands, Inc.	3,424	631,831
AECOM(b)	14,040	920,462
AGCO Corp.	5,926	815,536
ASGN, Inc.(b)	5,102	572,393
Avis Budget Group, Inc.(b)	4,958	449,938
Axon Enterprise, Inc.(b)	6,204	1,128,321
Builders FirstSource, Inc.(b)	19,866	1,058,659
CACI International, Inc., Class A(b)	2,259	581,783
Carlisle Cos., Inc.	5,006	1,054,964
Clean Harbors, Inc.(b)	4,815	494,115
Colfax Corp.(b)	11,314	544,995
Crane Co.	4,762	484,629
Curtiss-Wright Corp.	3,926	478,108
Donaldson Co., Inc.	12,096	819,504
Dycom Industries, Inc.(b)	2,952	222,374
EMCOR Group, Inc.	5,232	635,688
EnerSys	4,108	347,496
Flowserve Corp.	12,498	485,797
Fluor Corp.(b)	12,064	200,986
FTI Consulting, Inc.(b)	3,282	458,528
GATX Corp.	3,395	311,254
Graco, Inc.	16,250	1,274,325
Healthcare Services Group, Inc.	7,166	187,463
Herman Miller, Inc.	5,659	237,848
Hexcel Corp.(b)	8,034	455,608
Hubbell, Inc.	5,209	1,073,627
IAA, Inc.(b)	12,924	686,523
Insperity, Inc.	3,450	380,673
ITT, Inc.	8,258	790,043
KAR Auction Services, Inc.(b)	11,966	202,345
KBR, Inc.	13,556	527,871
Kennametal, Inc.	8,018	298,109
Kirby Corp.(b)	5,765	308,946
Knight-Swift Transportation Holdings, Inc.	11,747	610,022
Landstar System, Inc.	3,684	619,022
Lennox International, Inc.	3,297	1,105,088
Lincoln Electric Holdings, Inc.	5,710	797,173
ManpowerGroup, Inc.	5,229	634,905
MasTec, Inc.(b)	5,417	495,330
Middleby Corp. (The)(b)	5,336	976,168
MSA Safety, Inc.	3,493	568,800
MSC Industrial Direct Co., Inc., Class A	4,507	379,534
Nordson Corp.	5,183	1,236,664
nVent Electric PLC	16,082	552,578
Oshkosh Corp.	6,581	754,051
Owens Corning	10,019	957,315
Regal Beloit Corp.	3,897	582,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)–(continued)

August 31, 2021

	Shares	Value
Industrials-(continued)
Ryder System, Inc.	5,167	$410,725
Science Applications International Corp.	5,560	468,319
Simpson Manufacturing Co., Inc.	4,165	471,270
Stericycle, Inc.(b)	8,801	612,550
Sunrun, Inc.(b)	15,451	683,707
Terex Corp.	6,694	341,729
Tetra Tech, Inc.	5,194	747,105
Timken Co. (The)	6,559	482,349
Toro Co. (The)	10,268	1,128,864
Trex Co., Inc.(b)	11,064	1,214,385
Univar Solutions, Inc.(b)	16,265	384,017
Valmont Industries, Inc.	2,038	507,177
Watsco, Inc.	3,157	878,972
Werner Enterprises, Inc.	5,472	258,060
Woodward, Inc.	5,623	680,046
XPO Logistics, Inc.(b)	10,714	931,154

		39,590,111

Information Technology-14.57%
ACI Worldwide, Inc.(b)	11,330	365,166
Alliance Data Systems Corp.	4,769	467,887
Amkor Technology, Inc.	10,304	283,051
Arrow Electronics, Inc.(b)	7,113	862,238
Aspen Technology, Inc.(b)	6,523	844,728
Avnet, Inc.	9,543	386,110
Belden, Inc.	4,291	245,660
Blackbaud, Inc.(b)	4,682	326,289
Brooks Automation, Inc.	7,126	605,425
CDK Global, Inc.	11,679	485,846
Ceridian HCM Holding, Inc.(b)	12,595	1,415,048
Ciena Corp.(b)	14,862	849,066
Cirrus Logic, Inc.(b)	5,517	461,607
CMC Materials, Inc.	2,806	372,132
Cognex Corp.	16,938	1,501,045
Coherent, Inc.(b)	2,353	594,532
CommVault Systems, Inc.(b)	4,414	357,402
Concentrix Corp.(b)	3,994	692,520
Cree, Inc.(b)	11,075	941,153
Fair Isaac Corp.(b)	2,760	1,268,882
First Solar, Inc.(b)	8,157	766,758
Genpact Ltd.	16,707	866,759
II-VI, Inc.(b)(c)	10,059	633,516
J2 Global, Inc.(b)	4,070	560,439
Jabil, Inc.	12,844	793,502
Lattice Semiconductor Corp.(b)	13,096	813,523
Littelfuse, Inc.	2,355	672,117
Lumentum Holdings, Inc.(b)	7,279	630,653
Manhattan Associates, Inc.(b)	6,101	994,402
Maximus, Inc.	5,896	513,483
MKS Instruments, Inc.	5,309	781,379
National Instruments Corp.	12,622	527,852
NCR Corp.(b)	12,554	533,294
NetScout Systems, Inc.(b)	7,073	193,942
Qualys, Inc.(b)	3,228	378,903
SailPoint Technologies Holding, Inc.(b)	8,855	414,945
Semtech Corp.(b)	6,227	435,392
Silicon Laboratories, Inc.(b)	4,292	676,505
SolarEdge Technologies, Inc.(b)	4,985	1,444,553
Synaptics, Inc.(b)	3,376	640,697
SYNNEX Corp.	3,978	505,484

	Shares	Value
Information Technology-(continued)
Teradata Corp.(b)	10,511	$574,847
Universal Display Corp.	4,114	858,139
ViaSat, Inc.(b)	6,528	337,106
Vishay Intertechnology, Inc.	12,728	279,634
Vontier Corp.	16,189	588,794
Xerox Holdings Corp.	15,464	348,095

		30,090,500

Materials-6.87%
AptarGroup, Inc.	6,303	849,644
Ashland Global Holdings, Inc.	5,240	477,416
Avient Corp.	8,756	456,100
Cabot Corp.	5,432	290,069
Chemours Co. (The)	15,875	531,971
Cleveland-Cliffs, Inc.(b)	44,065	1,034,206
Commercial Metals Co.	11,558	377,022
Eagle Materials, Inc.	4,065	637,555
Greif, Inc., Class A	2,544	161,086
Ingevity Corp.(b)	3,839	308,617
Louisiana-Pacific Corp.	9,807	622,156
Minerals Technologies, Inc.	3,235	254,400
NewMarket Corp.	702	245,511
Olin Corp.	13,742	684,901
Reliance Steel & Aluminum Co.	6,110	916,745
Royal Gold, Inc.	6,292	700,488
RPM International, Inc.	12,421	1,022,124
Scotts Miracle-Gro Co. (The)	3,900	611,637
Sensient Technologies Corp.	4,055	352,177
Silgan Holdings, Inc.	7,518	318,989
Sonoco Products Co.	9,650	630,145
Steel Dynamics, Inc.	19,245	1,298,845
United States Steel Corp.	25,863	691,835
Valvoline, Inc.	17,367	523,789
Worthington Industries, Inc.	3,354	194,364

		14,191,792

Real Estate-9.78%
American Campus Communities, Inc.	13,222	672,339
Apartment Income REIT Corp.	15,041	764,384
Brixmor Property Group, Inc.	28,480	667,856
Camden Property Trust	9,369	1,405,725
Corporate Office Properties Trust	10,773	303,583
Cousins Properties, Inc.	14,257	549,750
EastGroup Properties, Inc.	3,838	691,838
EPR Properties	7,171	363,928
First Industrial Realty Trust, Inc.	12,384	693,380
Healthcare Realty Trust, Inc.	13,586	407,988
Highwoods Properties, Inc.	9,980	455,986
Hudson Pacific Properties, Inc.	14,477	381,903
JBG SMITH Properties	10,594	319,197
Jones Lang LaSalle, Inc.(b)	4,921	1,192,998
Kilroy Realty Corp.	10,163	667,201
Lamar Advertising Co., Class A	8,314	946,383
Life Storage, Inc.	7,371	917,247
Macerich Co. (The)	16,043	274,014
Medical Properties Trust, Inc.	56,413	1,155,338
National Retail Properties, Inc.	16,839	801,705
National Storage Affiliates Trust	6,612	378,537
Omega Healthcare Investors, Inc.	22,573	756,873
Park Hotels & Resorts, Inc.(b)	22,681	434,114
Pebblebrook Hotel Trust	12,601	277,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)–(continued)

August 31, 2021

	Shares	Value
Real Estate-(continued)
Physicians Realty Trust	20,665	$382,509
PotlatchDeltic Corp.	6,430	334,039
PS Business Parks, Inc.	1,927	302,982
Rayonier, Inc.	13,334	490,425
Rexford Industrial Realty, Inc.	12,858	796,296
Sabra Health Care REIT, Inc.	20,709	331,344
SL Green Realty Corp.	6,652	466,172
Spirit Realty Capital, Inc.	11,026	570,816
STORE Capital Corp.	23,348	842,162
Urban Edge Properties	10,550	199,817

		20,196,429

Utilities-3.69%
ALLETE, Inc.	5,005	337,437
Black Hills Corp.	6,030	424,090
Essential Utilities, Inc.	21,439	1,064,017
Hawaiian Electric Industries, Inc.	10,471	456,536
IDACORP, Inc.	4,845	510,421
MDU Resources Group, Inc.	19,296	620,752
National Fuel Gas Co.	8,744	453,027
New Jersey Resources Corp.	9,240	345,022
NorthWestern Corp.	4,860	309,096
OGE Energy Corp.	19,198	679,801
ONE Gas, Inc.	5,107	366,785
PNM Resources, Inc.	8,232	407,484
Southwest Gas Holdings, Inc.	5,563	391,134

	Shares	Value
Utilities-(continued)
Spire, Inc.	4,957	$330,632
UGI Corp.	20,016	926,941

		7,623,175

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.88% (Cost $202,178,894)		206,315,135

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.31%
Invesco Private Government Fund, 0.02%(d)(e)(f)	190,193	190,193
Invesco Private Prime Fund, 0.11%(d)(e)(f)	443,606	443,783

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $633,976)		633,976

TOTAL INVESTMENTS IN SECURITIES-100.19% (Cost $202,812,870)		206,949,111
OTHER ASSETS LESS LIABILITIES-(0.19)%		(399,680)

NET ASSETS-100.00%		$206,549,431

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$283,776	$(283,776)	$-	$-	$-	$1

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	1,306,242	(1,116,049)	-	-	190,193	-

Invesco Private Prime Fund	-	443,783	-	-	-	443,783	1	*

Total	$-	$2,033,801	$(1,399,825)	$-	$-	$633,976	$2

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco S&P MidCap Low Volatility ETF (XMLV)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Consumer Discretionary-4.76%
Gentex Corp.	569,795	$17,549,686
Graham Holdings Co., Class B	25,690	15,845,849
Murphy USA, Inc.(b)	119,067	18,488,724
Service Corp. International	275,477	17,288,936

		69,173,195

Consumer Staples-5.80%
Casey’s General Stores, Inc.(b)	89,341	18,275,595
Flowers Foods, Inc.	1,149,392	27,734,829
Lancaster Colony Corp.	113,738	20,158,923
Post Holdings, Inc.(b)(c)	162,050	18,135,015

		84,304,362

Financials-12.25%
Alleghany Corp.(c)	23,842	16,133,643
Brown & Brown, Inc.	397,424	23,070,463
Commerce Bancshares, Inc.	219,826	15,546,095
FactSet Research Systems, Inc.	50,960	19,376,011
Hanover Insurance Group, Inc. (The)	127,192	17,973,502
Kemper Corp.	251,827	17,275,332
Mercury General Corp.	309,623	18,487,589
RenaissanceRe Holdings Ltd. (Bermuda)(b)	110,718	17,352,832
RLI Corp.	151,902	16,592,255
SEI Investments Co.(b)	259,913	16,325,136

		178,132,858

Health Care-4.92%
Chemed Corp.	42,887	20,444,233
Encompass Health Corp.	222,232	17,434,100
ICU Medical, Inc.(b)(c)	87,276	17,398,471
Neogen Corp.(c)	371,459	16,262,475

		71,539,279

Industrials-21.41%
CACI International, Inc., Class A(c)	75,988	19,569,950
Carlisle Cos., Inc.	84,307	17,766,857
Donaldson Co., Inc.	256,715	17,392,441
FTI Consulting, Inc.(b)(c)	127,459	17,807,297
Graco, Inc.	280,575	22,002,691
Hubbell, Inc.	87,881	18,113,153
Knight-Swift Transportation Holdings, Inc.	336,815	17,490,803
Landstar System, Inc.	119,237	20,035,393
Lennox International, Inc.	48,965	16,412,089
Lincoln Electric Holdings, Inc.(b)	133,072	18,578,182
MSA Safety, Inc.	113,535	18,488,039
MSC Industrial Direct Co., Inc., Class A	184,989	15,577,924
Nordson Corp.	79,393	18,943,170
Stericycle, Inc.(b)(c)	247,285	17,211,036
Toro Co. (The)(b)	186,192	20,469,948
Watsco, Inc.	61,769	17,197,725
Werner Enterprises, Inc.(b)	384,555	18,135,614

		311,192,312

Information Technology-7.13%
Arrow Electronics, Inc.(c)	148,551	18,007,352
CDK Global, Inc.	372,275	15,486,640
Genpact Ltd.	353,966	18,363,756
Maximus, Inc.	227,097	19,777,878

	Shares	Value
Information Technology-(continued)
National Instruments Corp.	380,985	$15,932,793
NetScout Systems, Inc.(c)	585,248	16,047,500

		103,615,919

Materials-11.41%
AptarGroup, Inc.	164,520	22,177,296
Ashland Global Holdings, Inc.	184,937	16,849,610
NewMarket Corp.	52,545	18,376,563
Royal Gold, Inc.	138,834	15,456,389
RPM International, Inc.(b)	244,165	20,092,338
Sensient Technologies Corp.	188,969	16,411,958
Silgan Holdings, Inc.	489,947	20,788,451
Sonoco Products Co.(b)	304,621	19,891,751
Valvoline, Inc.	523,030	15,774,585

		165,818,941

Real Estate-18.03%
American Campus Communities, Inc.	331,572	16,860,436
Camden Property Trust	134,555	20,188,632
CoreSite Realty Corp.(b)	131,239	19,471,930
Corporate Office Properties Trust	586,892	16,538,617
EastGroup Properties, Inc.	105,805	19,072,409
First Industrial Realty Trust, Inc.	380,417	21,299,548
Healthcare Realty Trust, Inc.(b)	608,884	18,284,787
Life Storage, Inc.	162,588	20,232,451
Medical Properties Trust, Inc.	905,850	18,551,808
National Storage Affiliates Trust	314,188	17,987,263
Physicians Realty Trust(b)	1,035,745	19,171,640
PS Business Parks, Inc.	118,243	18,591,347
Rayonier, Inc.	469,934	17,284,173
Rexford Industrial Realty, Inc.(b)	298,679	18,497,190

		262,032,231

Utilities-14.26%
Black Hills Corp.	244,893	17,223,325
Essential Utilities, Inc.	383,482	19,032,212
Hawaiian Electric Industries, Inc.	407,976	17,787,754
IDACORP, Inc.	185,956	19,590,464
MDU Resources Group, Inc.	498,263	16,029,121
National Fuel Gas Co.	335,536	17,384,120
NorthWestern Corp.	264,226	16,804,774
OGE Energy Corp.	517,810	18,335,652
ONE Gas, Inc.	234,176	16,818,520
Southwest Gas Holdings, Inc.	225,630	15,864,045
Spire, Inc.	240,737	16,057,158
UGI Corp.	354,317	16,408,420

		207,335,565

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $1,288,804,992)		1,453,144,662

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.95%
Invesco Private Government Fund, 0.02%(d)(e)(f)	17,197,102	17,197,102

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Invesco S&P MidCap Low Volatility ETF (XMLV)–(continued)

August 31, 2021

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(d)(e)(f)	40,110,525	$40,126,570

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $57,323,671)		57,323,672

TOTAL INVESTMENTS IN SECURITIES-103.92% (Cost $1,346,128,663)		1,510,468,334
OTHER ASSETS LESS LIABILITIES-(3.92)%		(56,926,260)

NET ASSETS-100.00%		$1,453,542,074

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$29,015,620	$(29,015,620)	$-	$-	$-	$184

Invesco Premier U.S. Government Money Portfolio, Institutional Class	485,395	7,346,062	(7,831,457)	-	-	-	9

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	28,769,050	170,252,461	(181,824,409)	-	-	17,197,102	3,965	*

Invesco Private Prime Fund	9,589,952	261,349,882	(230,817,126)	2	3,860	40,126,570	32,054	*

Total	$38,844,397	$467,964,025	$(449,488,612)	$2	$3,860	$57,323,672	$36,212

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.87%
Communication Services-1.23%
AMC Networks, Inc., Class A(b)	1,652	$78,520
ATN International, Inc.	592	26,989
Consolidated Communications Holdings, Inc.(b)	3,960	36,709
E.W. Scripps Co. (The), Class A	3,102	57,511
Gannett Co., Inc.(b)	7,285	46,260
Meredith Corp.(b)	2,184	93,934
QuinStreet, Inc.(b)	2,653	47,515
Scholastic Corp.	1,617	53,749
Shenandoah Telecommunications Co.	2,685	80,094
TechTarget, Inc.(b)	1,271	107,501

		628,782

Consumer Discretionary-14.56%
Aaron’s Co., Inc. (The)	1,838	48,744
Abercrombie & Fitch Co., Class A(b)	3,330	119,081
American Axle & Manufacturing Holdings, Inc.(b)	6,130	54,373
American Public Education, Inc.(b)	1,005	26,431
America’s Car-Mart, Inc.(b)	333	43,067
Asbury Automotive Group, Inc.(b)	1,040	193,690
Barnes & Noble Education, Inc.(b)	1,689	13,782
Bed Bath & Beyond, Inc.(b)	5,734	157,914
Big Lots, Inc.	1,716	83,501
BJ’s Restaurants, Inc.(b)	1,249	53,407
Bloomin’ Brands, Inc.(b)	4,350	116,536
Boot Barn Holdings, Inc.(b)	1,574	140,527
Brinker International, Inc.(b)	2,460	131,044
Buckle, Inc. (The)	1,555	60,225
Cato Corp. (The), Class A	1,042	17,985
Cavco Industries, Inc.(b)	458	117,019
Century Communities, Inc.	1,579	110,688
Cheesecake Factory, Inc. (The)(b)	2,299	107,248
Children’s Place, Inc. (The)(b)	789	68,517
Chuy’s Holdings, Inc.(b)	1,075	34,679
Conn’s, Inc.(b)	1,043	25,658
Cooper-Standard Holdings, Inc.(b)	910	21,185
Core-Mark Holding Co., Inc.	2,429	111,734
Dorman Products, Inc.(b)	1,534	143,981
El Pollo Loco Holdings, Inc.(b)	1,021	18,521
Ethan Allen Interiors, Inc.	1,181	28,368
Fiesta Restaurant Group, Inc.(b)	941	11,301
Fossil Group, Inc.(b)	2,549	34,157
Genesco, Inc.(b)	765	47,453
Gentherm, Inc.(b)	1,782	152,931
G-III Apparel Group Ltd.(b)	2,340	72,376
Group 1 Automotive, Inc.	916	151,543
Guess?, Inc.	2,060	49,831
Haverty Furniture Cos., Inc., (Acquired 06/28/2021 - 06/30/2021; Cost $38,203)(c)	893	31,818
Hibbett, Inc.	871	83,346
Installed Building Products, Inc.	1,214	150,755
iRobot Corp.(b)	1,509	122,410
Kontoor Brands, Inc.	2,540	137,058
La-Z-Boy, Inc.	2,489	87,140
LCI Industries	1,360	192,658
LGI Homes, Inc.(b)	1,181	189,350
Liquidity Services, Inc.(b)	1,455	35,502
Lumber Liquidators Holdings, Inc.(b)	1,564	32,625

	Shares	Value
Consumer Discretionary-(continued)
M.D.C. Holdings, Inc.	2,983	$155,862
M/I Homes, Inc.(b)	1,571	101,157
Macy’s, Inc.(b)	16,776	375,615
MarineMax, Inc.(b)	1,192	57,955
Meritage Homes Corp.(b)	2,038	227,319
Monarch Casino & Resort, Inc.(b)	696	44,106
Monro, Inc.	1,802	102,552
Motorcar Parts of America, Inc.(b)	1,026	20,335
Movado Group, Inc.	904	32,671
ODP Corp. (The)(b)	2,878	135,755
Oxford Industries, Inc.	907	81,902
Patrick Industries, Inc.	1,202	98,095
Perdoceo Education Corp.(b)	3,786	41,570
PetMed Express, Inc.	1,090	30,019
Rent-A-Center, Inc.	3,211	202,550
Ruth’s Hospitality Group, Inc.(b)	1,719	35,222
Sally Beauty Holdings, Inc.(b)	6,072	112,878
Shake Shack, Inc., Class A(b)	1,955	169,596
Shoe Carnival, Inc.	933	35,715
Shutterstock, Inc.	1,200	138,312
Signet Jewelers Ltd.	2,817	223,106
Sleep Number Corp.(b)	1,314	121,558
Sonic Automotive, Inc., Class A	1,256	63,478
Stamps.com, Inc.(b)	987	324,624
Standard Motor Products, Inc.	1,074	46,064
Steven Madden Ltd.	4,138	167,465
Sturm Ruger & Co., Inc.	947	74,046
Tupperware Brands Corp.(b)	2,671	63,757
Unifi, Inc.(b)	806	18,731
Universal Electronics, Inc.(b)	742	37,486
Vera Bradley, Inc.(b)	1,195	13,695
Vista Outdoor, Inc.(b)	3,105	126,839
Winnebago Industries, Inc.	1,808	125,873
Wolverine World Wide, Inc.	4,455	159,756
Zumiez, Inc.(b)	1,137	45,696

		7,441,519

Consumer Staples-4.17%
Andersons, Inc. (The)	1,685	51,190
B&G Foods, Inc.	3,482	105,713
Calavo Growers, Inc.	893	41,900
Cal-Maine Foods, Inc.	2,014	72,826
Celsius Holdings, Inc.(b)	1,436	117,407
Central Garden & Pet Co., Class A(b)	2,702	112,592
Chefs’ Warehouse, Inc. (The)(b)	1,755	53,054
Coca-Cola Consolidated, Inc.	249	101,134
Edgewell Personal Care Co.	2,922	123,601
elf Beauty, Inc.(b)	2,082	64,438
Fresh Del Monte Produce, Inc.	1,635	53,759
Inter Parfums, Inc.	955	69,276
J&J Snack Foods Corp.	809	132,482
John B. Sanfilippo & Son, Inc.	476	40,455
Medifast, Inc.	633	144,261
MGP Ingredients, Inc.	707	46,167
National Beverage Corp.	1,254	58,374
PriceSmart, Inc.	1,256	106,270
Seneca Foods Corp., Class A(b)	361	17,678
Simply Good Foods Co. (The)(b)	4,531	161,394

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)–(continued)

August 31, 2021

	Shares	Value
Consumer Staples-(continued)
SpartanNash Co.	1,949	$41,903
United Natural Foods, Inc.(b)	3,028	111,430
Universal Corp.	1,317	66,640
USANA Health Sciences, Inc.(b)	620	60,159
WD-40 Co.	739	177,087

		2,131,190

Energy-3.19%
Archrock, Inc.	6,959	53,445
Bonanza Creek Energy, Inc.	1,026	39,891
Bristow Group, Inc.(b)	1,246	39,324
CONSOL Energy, Inc.(b)	1,632	37,259
Core Laboratories N.V.	2,490	68,624
DMC Global, Inc.(b)	1,006	40,411
Dorian LPG Ltd.	1,459	19,288
Dril-Quip, Inc.(b)	1,904	46,267
Green Plains, Inc.(b)	2,279	79,993
Helix Energy Solutions Group, Inc.(b)	7,626	28,674
Helmerich & Payne, Inc.	5,801	156,163
Matador Resources Co.	5,904	169,740
Nabors Industries Ltd.(b)	352	29,688
Oceaneering International, Inc.(b)	5,364	65,977
Oil States International, Inc.(b)	3,298	19,326
Par Pacific Holdings, Inc.(b)	2,399	39,559
Patterson-UTI Energy, Inc.	10,098	78,360
PBF Energy, Inc., Class A(b)	5,169	53,758
PDC Energy, Inc.	5,341	222,987
ProPetro Holding Corp.(b)	4,403	34,079
Renewable Energy Group, Inc.(b)	2,561	124,004
REX American Resources Corp.(b)	282	23,902
RPC, Inc.(b)	3,089	11,831
SM Energy Co.	5,892	112,537
US Silica Holdings, Inc.(b)	4,000	35,120

		1,630,207

Financials-18.64%
Allegiance Bancshares, Inc.	1,000	37,170
American Equity Investment Life Holding Co.	4,616	146,281
Ameris Bancorp	3,749	184,601
AMERISAFE, Inc.	1,039	59,794
Apollo Commercial Real Estate Finance, Inc.	6,922	107,637
ARMOUR Residential REIT, Inc.	3,836	41,659
Assured Guaranty Ltd.	4,056	202,232
Axos Financial, Inc.(b)	2,769	134,241
B. Riley Financial, Inc.	952	62,394
Banc of California, Inc.	2,405	43,218
BancFirst Corp.	1,005	56,843
Bancorp, Inc. (The)(b)	2,738	67,519
BankUnited, Inc.	5,017	210,865
Banner Corp.	1,871	107,021
Berkshire Hills Bancorp, Inc.	2,752	70,534
Blucora, Inc.(b)	2,607	42,781
Brightsphere Investment Group, Inc.	3,202	87,062
Brookline Bancorp, Inc.	4,203	62,919
Cadence Bancorp	6,708	144,289
Capitol Federal Financial, Inc.	6,943	80,122
Capstead Mortgage Corp., (Acquired 06/28/2021 - 06/30/2021; Cost $31,461)(c)	5,112	35,222
Central Pacific Financial Corp.	1,521	38,497
City Holding Co.	843	65,670
Columbia Banking System, Inc.	3,858	140,277

	Shares	Value
Financials-(continued)
Community Bank System, Inc.	2,900	$214,600
Customers Bancorp, Inc.(b)	1,597	66,132
CVB Financial Corp.	6,869	139,853
Dime Community Bancshares, Inc.	1,900	62,700
Donnelley Financial Solutions, Inc.(b)	1,602	53,427
Eagle Bancorp, Inc.	1,717	99,071
Ellington Financial, Inc.	2,355	43,615
Employers Holdings, Inc.	1,532	63,072
Encore Capital Group, Inc.(b)	1,667	82,033
Enova International, Inc.(b)	1,978	65,234
EZCORP, Inc., Class A(b)	2,847	19,616
FB Financial Corp.	1,809	74,513
First Bancorp	11,593	147,579
First Bancorp/Southern Pines NC	1,530	63,893
First Commonwealth Financial Corp.	5,173	69,939
First Financial Bancorp	5,229	122,934
First Hawaiian, Inc.	7,010	195,649
First Midwest Bancorp, Inc.	6,148	115,152
Flagstar Bancorp, Inc.	2,551	126,172
Genworth Financial, Inc., Class A(b)	27,250	102,187
Granite Point Mortgage Trust, Inc.	2,965	40,798
Great Western Bancorp, Inc.	2,962	91,704
Green Dot Corp., Class A(b)	2,926	152,854
Greenhill & Co., Inc.	777	11,453
Hanmi Financial Corp.	1,652	31,851
HCI Group, Inc.	353	39,416
Heritage Financial Corp.	1,933	49,195
Hilltop Holdings, Inc.	3,500	117,145
HomeStreet, Inc.	1,151	47,018
Hope Bancorp, Inc.	6,643	91,607
Horace Mann Educators Corp.	2,231	91,471
Independent Bank Corp.	1,778	136,373
Independent Bank Group, Inc.	1,976	139,170
Invesco Mortgage Capital, Inc.(d)	13,068	40,772
Investors Bancorp, Inc.	12,120	173,437
James River Group Holdings Ltd.	2,005	73,764
KKR Real Estate Finance Trust, Inc.	1,467	31,291
Meta Financial Group, Inc.	1,715	84,361
Mr. Cooper Group, Inc.(b)	3,660	142,301
National Bank Holdings Corp., Class A	1,655	62,062
NBT Bancorp, Inc.	2,334	83,697
New York Mortgage Trust, Inc.	20,394	90,141
NMI Holdings, Inc., Class A(b)	4,601	103,845
Northfield Bancorp, Inc.	2,485	41,996
Northwest Bancshares, Inc.	6,842	89,083
OFG Bancorp	2,775	66,073
Old National Bancorp	8,911	148,457
Pacific Premier Bancorp, Inc.	5,091	203,436
Park National Corp.	766	89,806
PennyMac Mortgage Investment Trust	5,268	102,252
Piper Sandler Cos	776	110,906
PRA Group, Inc.(b)	2,463	103,446
Preferred Bank	732	46,767
ProAssurance Corp.	2,901	73,975
Provident Financial Services, Inc.	3,899	86,051
Ready Capital Corp.	3,102	47,492
Redwood Trust, Inc.	6,075	75,755
Renasant Corp.	3,029	106,318
S&T Bancorp, Inc.	2,115	63,027
Safety Insurance Group, Inc.	767	62,365

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)–(continued)

August 31, 2021

	Shares	Value
Financials-(continued)
Seacoast Banking Corp. of Florida	2,971	$94,894
ServisFirst Bancshares, Inc.	2,535	186,120
Simmons First National Corp., Class A	5,825	169,216
SiriusPoint Ltd. (Bermuda)(b)	4,088	40,103
Southside Bancshares, Inc.	1,664	62,716
Stewart Information Services Corp.	1,442	90,774
StoneX Group, Inc.(b)	894	62,303
Tompkins Financial Corp.	649	51,654
Triumph Bancorp, Inc.(b)	1,218	100,144
Trupanion, Inc.(b)	1,812	165,943
TrustCo Bank Corp.	1,038	33,309
United Community Banks, Inc.	4,668	140,834
United Fire Group, Inc.	1,164	30,217
United Insurance Holdings Corp.	1,100	4,191
Universal Insurance Holdings, Inc.	1,527	21,744
Veritex Holdings, Inc.	2,660	95,574
Virtus Investment Partners, Inc.	388	121,328
Walker & Dunlop, Inc.	1,593	176,903
Westamerica Bancorporation	1,445	81,989
WisdomTree Investments, Inc.	6,037	38,093
World Acceptance Corp.(b)	211	40,063
WSFS Financial Corp.	2,554	115,977

		9,523,239

Health Care-10.88%
Addus HomeCare Corp.(b)	813	73,105
Allscripts Healthcare Solutions, Inc.(b)	7,591	116,598
AMN Healthcare Services, Inc.(b)	2,542	288,568
Amphastar Pharmaceuticals, Inc.(b)	1,976	38,848
AngioDynamics, Inc.(b)	2,051	58,043
Anika Therapeutics, Inc.(b)	776	33,469
Avanos Medical, Inc.(b)	2,587	85,371
Community Health Systems, Inc.(b)	6,677	82,194
Computer Programs & Systems, Inc.(b)	688	24,472
CONMED Corp.	1,566	205,678
Corcept Therapeutics, Inc.(b)	5,643	120,083
CorVel Corp.(b)	488	80,427
Covetrus, Inc.(b)	5,361	121,105
Cross Country Healthcare, Inc.(b)	1,885	40,999
Eagle Pharmaceuticals, Inc.(b)	628	33,516
Enanta Pharmaceuticals, Inc.(b)	969	55,427
Ensign Group, Inc. (The)	2,777	226,798
Fulgent Genetics, Inc.(b)	953	86,952
Glaukos Corp.(b)	2,488	148,359
Hanger, Inc.(b)	2,072	49,479
HealthStream, Inc.(b)	1,360	41,330
Heska Corp.(b)	535	141,935
Innoviva, Inc.(b)	3,379	51,564
Inogen, Inc.(b)	1,000	59,190
Integer Holdings Corp.(b)	1,775	175,352
Invacare Corp.(b)	1,881	15,913
Joint Corp. (The)(b)	708	72,336
Lantheus Holdings, Inc.(b)	3,630	95,723
LeMaitre Vascular, Inc.	918	51,977
Magellan Health, Inc.(b)	1,251	118,370
Meridian Bioscience, Inc.(b)	2,329	47,139
Merit Medical Systems, Inc.(b)	2,653	190,406
ModivCare, Inc.(b)	655	129,205
Myriad Genetics, Inc.(b)	4,143	148,237
Natus Medical, Inc.(b)	1,833	48,611

	Shares	Value
Health Care-(continued)
NeoGenomics, Inc.(b)	6,348	$308,640
NextGen Healthcare, Inc.(b)	2,993	45,673
Omnicell, Inc.(b)	2,323	360,692
OraSure Technologies, Inc.(b)	3,870	42,377
Orthofix Medical, Inc.(b)	1,052	44,605
Owens & Minor, Inc.	4,042	150,686
Pacira BioSciences, Inc.(b)	2,365	140,221
Pennant Group, Inc. (The)(b)	1,371	41,911
Phibro Animal Health Corp., Class A	1,093	26,549
Prestige Consumer Healthcare, Inc.(b)	2,684	154,035
REGENXBIO, Inc.(b)	1,874	60,530
Select Medical Holdings Corp.	5,800	200,506
Simulations Plus, Inc.	823	36,459
Supernus Pharmaceuticals, Inc.(b)	2,852	78,516
SurModics, Inc.(b)	747	44,872
Tactile Systems Technology, Inc.(b)	1,056	46,971
Tivity Health, Inc.(b)	2,039	47,407
US Physical Therapy, Inc.	692	81,241
Vanda Pharmaceuticals, Inc.(b)	2,990	50,053
Vericel Corp.(b)	2,492	134,992
Xencor, Inc.(b)	3,130	106,013

		5,559,728

Industrials-18.21%
AAON, Inc.	2,203	150,046
AAR Corp.(b)	1,787	60,490
ABM Industries, Inc.	3,609	178,718
Aerojet Rocketdyne Holdings, Inc.	4,003	166,205
AeroVironment, Inc.(b)	1,208	123,651
Alamo Group, Inc.	534	82,775
Albany International Corp., Class A	1,651	129,323
Allegiant Travel Co.(b)	784	150,873
American Woodmark Corp.(b)	912	64,259
Apogee Enterprises, Inc.	1,387	59,613
Applied Industrial Technologies, Inc.	2,089	185,524
ArcBest Corp.	1,367	91,220
Arcosa, Inc.	2,592	131,725
Astec Industries, Inc.	1,223	74,774
Atlas Air Worldwide Holdings, Inc.(b)	1,481	108,365
AZZ, Inc.	1,347	72,132
Barnes Group, Inc.	2,505	119,413
Boise Cascade Co.	2,114	122,295
Brady Corp., Class A	2,611	139,245
Chart Industries, Inc.(b)	1,914	360,559
Comfort Systems USA, Inc.	1,949	148,085
CoreCivic, Inc.(b)	6,466	62,850
Deluxe Corp.	2,269	87,016
DXP Enterprises, Inc.(b)	953	28,571
Echo Global Logistics, Inc.(b)	1,434	47,150
Encore Wire Corp.	1,108	94,191
Enerpac Tool Group Corp.	3,234	81,367
EnPro Industries, Inc.	1,106	94,574
ESCO Technologies, Inc.	1,401	126,258
Exponent, Inc.	2,807	328,138
Federal Signal Corp.	3,256	132,291
Forrester Research, Inc.(b)	598	28,435
Forward Air Corp.	1,468	129,434
Franklin Electric Co., Inc.	2,074	176,248
Gibraltar Industries, Inc.(b)	1,756	131,103
GMS, Inc.(b)	2,303	113,791

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)–(continued)

August 31, 2021

	Shares	Value
Industrials-(continued)
Granite Construction, Inc.	2,462	$99,809
Greenbrier Cos., Inc. (The)	1,767	77,925
Griffon Corp.	2,439	59,024
Harsco Corp.(b)	4,258	77,666
Heartland Express, Inc.	2,622	43,997
Heidrick & Struggles International, Inc.	1,049	45,338
Hillenbrand, Inc.	4,048	187,908
HNI Corp.	2,340	88,663
Hub Group, Inc., Class A(b)	1,816	127,483
Insteel Industries, Inc.	1,041	38,517
Interface, Inc.	3,172	45,613
John Bean Technologies Corp.	1,708	249,180
Kaman Corp.	1,494	58,386
Kelly Services, Inc., Class A	1,804	35,070
Korn Ferry	2,904	205,284
Lindsay Corp.	587	96,708
Lydall, Inc.(b)	919	56,960
ManTech International Corp., Class A	1,474	116,697
Marten Transport Ltd.	3,159	49,249
Matrix Service Co.(b)	1,428	16,108
Matson, Inc.	2,334	184,783
Matthews International Corp., Class A	1,701	62,988
Meritor, Inc.(b)	3,903	92,579
Moog, Inc., Class A	1,575	125,118
Mueller Industries, Inc.	3,072	137,042
MYR Group, Inc.(b)	903	93,921
National Presto Industries, Inc.	279	23,308
NOW, Inc.(b)	5,929	45,535
Park Aerospace Corp.	1,010	14,726
PGT Innovations, Inc.(b)	3,204	68,021
Pitney Bowes, Inc.	9,437	70,494
Powell Industries, Inc.	471	11,916
Proto Labs, Inc.(b)	1,488	110,350
Quanex Building Products Corp.	1,807	42,573
Raven Industries, Inc.(b)	1,930	112,615
Resideo Technologies, Inc.(b)	7,744	249,667
Resources Connection, Inc.	1,660	26,228
SkyWest, Inc.(b)	2,707	126,282
SPX Corp.(b)	2,434	152,076
SPX FLOW, Inc.	2,270	182,803
Standex International Corp.	658	65,300
Team, Inc.(b)	1,639	7,343
Tennant Co.	1,001	74,054
Titan International, Inc.(b)	2,719	22,595
TrueBlue, Inc.(b)	1,906	52,091
UFP Industries, Inc.	3,328	249,866
UniFirst Corp.	820	187,837
US Ecology, Inc.(b)	1,694	60,730
Veritiv Corp.(b)	657	58,913
Vicor Corp.(b)	1,146	141,382
Wabash National Corp.	2,794	43,419
Watts Water Technologies, Inc., Class A	1,482	254,267

		9,307,114

Information Technology-14.11%
3D Systems Corp.(b)	6,725	204,709
ADTRAN, Inc.	2,604	53,799
Advanced Energy Industries, Inc.	2,066	186,312
Agilysys, Inc.(b)	1,104	62,740
Alarm.com Holdings, Inc.(b)	2,438	205,597

	Shares	Value
Information Technology-(continued)
Applied Optoelectronics, Inc.(b)	1,310	$9,602
Axcelis Technologies, Inc.(b)	1,808	89,876
Badger Meter, Inc.	1,572	168,345
Benchmark Electronics, Inc.	1,924	52,006
Bottomline Technologies (DE), Inc.(b)	2,114	89,359
CEVA, Inc.(b)	1,227	59,203
Cohu, Inc.(b)	2,606	92,982
Comtech Telecommunications Corp.	1,403	35,805
CSG Systems International, Inc.	1,770	85,332
CTS Corp.	1,738	60,969
Daktronics, Inc.(b)	1,955	11,906
Diebold Nixdorf, Inc.(b)	4,205	45,750
Digi International, Inc.(b)	1,832	40,267
Diodes, Inc.(b)	2,279	220,676
Ebix, Inc.	1,265	36,407
ePlus, Inc.(b)	728	78,784
EVERTEC, Inc.	3,222	149,017
ExlService Holdings, Inc.(b)	1,802	221,898
Fabrinet (Thailand)(b)	1,985	204,495
FARO Technologies, Inc.(b)	977	67,354
FormFactor, Inc.(b)	4,173	162,246
Harmonic, Inc.(b)	5,434	50,210
Ichor Holdings Ltd.(b)	1,509	66,864
Insight Enterprises, Inc.(b)	1,900	195,491
InterDigital, Inc.	1,655	119,342
Itron, Inc.(b)	2,428	203,976
Knowles Corp.(b)	4,989	99,780
Kulicke & Soffa Industries, Inc. (Singapore)	3,339	234,364
MaxLinear, Inc.(b)	3,689	192,676
Methode Electronics, Inc.	2,067	96,260
MicroStrategy, Inc., Class A(b)	419	290,912
NETGEAR, Inc.(b)	1,638	58,526
OneSpan, Inc.(b)	1,819	35,052
Onto Innovation, Inc.(b)	2,638	195,555
OSI Systems, Inc.(b)	898	88,848
PC Connection, Inc.	592	28,659
Perficient, Inc.(b)	1,780	212,212
Photronics, Inc.(b)	3,410	51,389
Plexus Corp.(b)	1,536	141,051
Power Integrations, Inc.	3,265	354,710
Progress Software Corp.	2,364	110,068
Rambus, Inc.(b)	6,048	143,942
Rogers Corp.(b)	1,007	213,897
Sanmina Corp.(b)	3,500	138,180
ScanSource, Inc.(b)	1,372	48,816
SMART Global Holdings, Inc.(b)	733	35,521
SPS Commerce, Inc.(b)	1,929	261,437
TTEC Holdings, Inc.	983	103,667
TTM Technologies, Inc.(b)	5,360	75,040
Ultra Clean Holdings, Inc.(b)	2,353	108,803
Veeco Instruments, Inc.(b)	2,698	61,487
Viavi Solutions, Inc.(b)	12,295	200,286
Vonage Holdings Corp.(b)	12,708	179,183
Xperi Holding Corp.	5,639	120,505

		7,212,145

Materials-5.17%
AdvanSix, Inc.(b)	1,507	55,005
American Vanguard Corp.	1,460	22,382
Arconic Corp.(b)	5,273	181,866

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)–(continued)

August 31, 2021

	Shares	Value
Materials-(continued)
Balchem Corp.	1,744	$244,892
Carpenter Technology Corp.	2,585	86,210
Century Aluminum Co.(b)	2,715	34,806
Clearwater Paper Corp.(b)	897	29,144
Ferro Corp.(b)	4,444	92,435
FutureFuel Corp.	1,369	10,966
GCP Applied Technologies, Inc.(b)	2,604	62,079
Glatfelter Corp.	2,394	37,825
H.B. Fuller Co.	2,811	189,939
Hawkins, Inc.	1,020	38,638
Haynes International, Inc.	682	26,768
Innospec, Inc.	1,321	123,646
Kaiser Aluminum Corp.	852	107,574
Koppers Holdings, Inc.(b)	1,145	37,670
Kraton Corp.(b)	1,727	72,741
Livent Corp.(b)	7,880	195,976
Materion Corp.	1,095	79,968
Mercer International, Inc. (Germany)	2,130	24,239
Myers Industries, Inc.	1,941	44,255
Neenah, Inc.	905	45,603
O-I Glass, Inc.(b)	8,490	128,454
Olympic Steel, Inc.	481	13,112
Quaker Chemical Corp.	710	183,975
Rayonier Advanced Materials, Inc.(b)	3,425	24,180
Schweitzer-Mauduit International, Inc., Class A	1,688	64,600
Stepan Co.	1,152	135,429
SunCoke Energy, Inc.	4,467	31,046
TimkenSteel Corp.(b)	2,066	28,263
Tredegar Corp.	1,397	18,552
Trinseo S.A.	2,083	108,170
Warrior Met Coal, Inc.	2,763	61,864

		2,642,272

Real Estate-7.95%
Acadia Realty Trust	4,643	98,525
Agree Realty Corp.	3,454	257,496
Alexander & Baldwin, Inc.	3,893	81,286
American Assets Trust, Inc.	2,698	107,434
Armada Hoffler Properties, Inc.	3,247	43,607
Brandywine Realty Trust	9,189	127,543
CareTrust REIT, Inc.	5,203	114,414
Centerspace	696	70,421
Chatham Lodging Trust(b)	2,618	31,416
Community Healthcare Trust, Inc.	1,234	59,861
Diversified Healthcare Trust	12,811	48,041
Essential Properties Realty Trust, Inc.	6,319	204,799
Four Corners Property Trust, Inc.	4,096	117,187
Franklin Street Properties Corp.	5,198	24,950
GEO Group, Inc. (The)	6,547	50,739
Getty Realty Corp.	2,007	63,481
Global Net Lease, Inc.	5,130	87,210
Hersha Hospitality Trust(b)	1,981	18,582
Independence Realty Trust, Inc.	5,494	112,517
Industrial Logistics Properties Trust	3,511	96,307
Innovative Industrial Properties, Inc.	1,287	316,486
iStar, Inc.	3,937	104,134
Kite Realty Group Trust(e)	4,543	92,041
Lexington Realty Trust	14,945	202,206

Investment Abbreviations:

REIT - Real Estate Investment Trust

	Shares	Value
Real Estate-(continued)
LTC Properties, Inc.	2,116	$73,023
Mack-Cali Realty Corp.(b)	4,633	82,838
Marcus & Millichap, Inc.(b)	1,295	50,790
NexPoint Residential Trust, Inc.	1,216	78,785
Office Properties Income Trust	2,600	68,978
RE/MAX Holdings, Inc., Class A	1,017	34,059
Realogy Holdings Corp.(b)	6,259	109,845
Retail Opportunity Investments Corp.	6,387	115,477
Retail Properties of America, Inc., Class A	11,546	152,638
RPT Realty	4,364	56,470
Safehold, Inc.	774	69,358
SITE Centers Corp.	9,078	146,247
St. Joe Co. (The)	1,677	77,595
Summit Hotel Properties, Inc.(b)	5,707	53,189
Tanger Factory Outlet Centers, Inc.	5,419	90,606
Urstadt Biddle Properties, Inc., Class A	1,621	30,929
Washington REIT	4,548	114,337
Whitestone REIT	2,147	21,062
Xenia Hotels & Resorts, Inc.(b)	6,121	106,628

		4,063,537

Utilities-1.76%
American States Water Co.	1,986	183,129
Avista Corp.	3,727	155,975
California Water Service Group	2,732	173,618
Chesapeake Utilities Corp.	944	123,381
Northwest Natural Holding Co.	1,648	84,790
South Jersey Industries, Inc.	5,514	136,802
Unitil Corp.	810	40,176

		897,871

Total Common Stocks & Other Equity Interests (Cost $50,934,187)		51,037,604

Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(f) (Cost $41,917)	41,917	41,917

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $50,976,104)		51,079,521

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.18%
Invesco Private Government Fund, 0.02%(d)(f)(g)	27,926	27,926
Invesco Private Prime Fund, 0.11%(d)(f)(g)	65,135	65,162

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $93,088)		93,088

TOTAL INVESTMENTS IN SECURITIES-100.13% (Cost $51,069,192)		51,172,609
OTHER ASSETS LESS LIABILITIES-(0.13)%		(66,433)

NET ASSETS-100.00%		$51,106,176

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is’ the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Restricted security. The aggregate value of these securities at August 31, 2021 was $67,040, which represented less than 1% of the Fund’s Net Assets.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2021	Dividend Income

Invesco Mortgage Capital, Inc.	$-	$50,479	$(656)	$(8,970)	$(81)	$40,772	$1,170

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	-	375,062	(333,145)	-	-	41,917	2

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	27,926	-	-	-	27,926	-

Invesco Private Prime Fund	-	65,162	-	-	-	65,162	-

Total	$-	$518,629	$(333,801)	$(8,970)	$(81)	$175,777	$1,172

(e)	All or a portion of this security was out on loan at August 31, 2021.
(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.76%
Communication Services-3.43%
ATN International, Inc.	3,459	$157,696
Cogent Communications Holdings, Inc.	5,061	367,327
Scholastic Corp.	4,798	159,486
Shenandoah Telecommunications Co.	2,024	60,376

		744,885

Consumer Discretionary-6.57%
Ethan Allen Interiors, Inc.	13,903	333,950
LCI Industries	1,694	239,972
M.D.C. Holdings, Inc.	5,631	294,220
Rent-A-Center, Inc.	4,167	262,854
Sturm Ruger & Co., Inc.	3,748	293,056

		1,424,052

Consumer Staples-10.59%
B&G Foods, Inc.(b)	19,873	603,344
Calavo Growers, Inc.	3,220	151,082
Fresh Del Monte Produce, Inc.	3,408	112,055
J&J Snack Foods Corp.	819	134,119
Universal Corp.	10,701	541,471
Vector Group Ltd.	43,144	648,023
WD-40 Co.	444	106,396

		2,296,490

Financials-26.01%
Apollo Commercial Real Estate Finance, Inc.	41,308	642,339
ARMOUR Residential REIT, Inc.	63,669	691,445
Capstead Mortgage Corp., (Acquired 07/30/2021 - 08/03/2021; Cost $685,390)(c)	107,442	740,275
Ellington Financial, Inc.	27,364	506,781
KKR Real Estate Finance Trust, Inc.	27,422	584,911
New York Mortgage Trust, Inc.	141,513	625,488
PennyMac Mortgage Investment Trust	31,058	602,836
Ready Capital Corp.	38,302	586,404
Two Harbors Investment Corp.(b)	99,998	659,987

		5,640,466

Health Care-1.28%
LeMaitre Vascular, Inc.	1,947	110,239
Phibro Animal Health Corp., Class A	6,903	167,674

		277,913

Industrials-8.80%
Hillenbrand, Inc.	4,417	205,037
HNI Corp.	7,092	268,716
Matthews International Corp., Class A	7,275	269,393
Park Aerospace Corp.	18,389	268,112
Powell Industries, Inc.	11,679	295,479
Resources Connection, Inc.	24,335	384,493
Wabash National Corp.	13,984	217,311

		1,908,541

Information Technology-4.36%
Benchmark Electronics, Inc.	9,179	248,108
CSG Systems International, Inc.	4,573	220,464
InterDigital, Inc.	3,014	217,340

	Shares	Value
Information Technology-(continued)
Methode Electronics, Inc.	2,343	$109,114
Progress Software Corp.	3,255	151,553

		946,579

Materials-8.16%
Glatfelter Corp.	27,935	441,373
Mercer International, Inc. (Germany)	17,982	204,635
Myers Industries, Inc.	12,275	279,870
Neenah, Inc.	7,825	394,302
Schweitzer-Mauduit International, Inc., Class A	11,751	449,711

		1,769,891

Real Estate-21.41%
Brandywine Realty Trust	40,035	555,686
Global Net Lease, Inc.	35,330	600,610
Industrial Logistics Properties Trust	18,939	519,497
LTC Properties, Inc.	15,309	528,314
Office Properties Income Trust	22,793	604,698
Uniti Group, Inc.	51,443	672,360
Washington REIT	21,379	537,468
Whitestone REIT	63,835	626,221

		4,644,854

Utilities-9.15%
American States Water Co.	1,965	181,193
Avista Corp.	9,069	379,538
California Water Service Group	2,650	168,408
Chesapeake Utilities Corp.	1,242	162,329
Northwest Natural Holding Co.	7,096	365,089
South Jersey Industries, Inc.	18,319	454,494
Unitil Corp.	5,494	272,502

		1,983,553

Total Common Stocks & Other Equity Interests (Cost $20,102,513)		21,637,224

Money Market Funds-0.11%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $24,196)	24,196	24,196

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.87% (Cost $20,126,709)		21,661,420

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.82%
Invesco Private Government Fund, 0.02%(d)(e)(f)	379,013	379,013

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)–(continued)

August 31, 2021

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(d)(e)(f)	884,009	$884,363

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,263,376)		1,263,376

TOTAL INVESTMENTS IN SECURITIES-105.69% (Cost $21,390,085)		22,924,796
OTHER ASSETS LESS LIABILITIES-(5.69)%		(1,235,049)

NET ASSETS-100.00%		$21,689,747

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)	Restricted security. The value of this security at August 31, 2021 represented 3.41% of the Fund’s Net Assets.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$986,718	$(962,522)	$-	$-	$24,196	$4

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	553,367	7,237,208	(7,411,562)	-	-	379,013	93	*

Invesco Private Prime Fund	184,465	9,585,213	(8,885,387)	-	72	884,363	719	*

Total	$737,832	$17,809,139	$(17,259,471)	$-	$72	$1,287,572	$816

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Invesco S&P SmallCap Low Volatility ETF (XSLV)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-0.73%
Cogent Communications Holdings, Inc.(b)	115,508	$8,383,571

Consumer Discretionary-1.43%
Dorman Products, Inc.(c)	86,438	8,113,071
Standard Motor Products, Inc.	196,522	8,428,828

		16,541,899

Consumer Staples-7.36%
Calavo Growers, Inc.	158,327	7,428,703
Cal-Maine Foods, Inc.(b)	317,356	11,475,593
Central Garden & Pet Co., Class A(c)	212,176	8,841,374
Coca-Cola Consolidated, Inc.	20,281	8,237,331
J&J Snack Foods Corp.	61,491	10,069,766
John B. Sanfilippo & Son, Inc.	125,242	10,644,317
PriceSmart, Inc.	111,595	9,442,053
Universal Corp.	194,051	9,818,981
USANA Health Sciences, Inc.(c)	92,995	9,023,305

		84,981,423

Financials-17.86%
AMERISAFE, Inc.	191,056	10,995,273
ARMOUR Residential REIT, Inc.	1,125,526	12,223,212
Capitol Federal Financial, Inc.	803,375	9,270,947
Capstead Mortgage Corp., (Acquired 05/21/2021 - 08/18/2021; Cost $9,614,904)(d)	1,470,790	10,133,743
City Holding Co.	112,591	8,770,839
Community Bank System, Inc.	111,189	8,227,986
Ellington Financial, Inc.	604,517	11,195,655
Employers Holdings, Inc.	227,028	9,346,743
Horace Mann Educators Corp.	238,071	9,760,911
KKR Real Estate Finance Trust, Inc.(b)	502,775	10,724,191
Northfield Bancorp, Inc.	532,474	8,998,811
Northwest Bancshares, Inc.	639,620	8,327,852
Old National Bancorp	491,775	8,192,972
PennyMac Mortgage Investment Trust(b)	468,974	9,102,785
PRA Group, Inc.(b)(c)	225,323	9,463,566
Safety Insurance Group, Inc.	132,885	10,804,879
ServisFirst Bancshares, Inc.(b)	108,991	8,002,119
SiriusPoint Ltd. (Bermuda)(c)	844,963	8,289,087
Southside Bancshares, Inc.	218,836	8,247,929
Stewart Information Services Corp.	143,935	9,060,708
TrustCo Bank Corp.	238,055	7,639,185
Westamerica Bancorporation	169,070	9,593,032

		206,372,425

Health Care-7.57%
AMN Healthcare Services, Inc.(c)	77,223	8,766,355
Amphastar Pharmaceuticals, Inc.(b)(c)	492,618	9,684,870
Cardiovascular Systems, Inc.(c)	228,695	8,184,994
CorVel Corp.(c)	70,291	11,584,660
HealthStream, Inc.(c)	330,629	10,047,815
Merit Medical Systems, Inc.(b)(c)	126,159	9,054,431
Mesa Laboratories, Inc.	40,044	10,688,545
Omnicell, Inc.(b)(c)	60,986	9,469,296
Prestige Consumer Healthcare, Inc.(c)	172,783	9,916,016

		87,396,982

	Shares	Value
Industrials-22.41%
AAON, Inc.	153,459	$10,452,092
ABM Industries, Inc.	171,204	8,478,022
Alamo Group, Inc.	60,181	9,328,657
Applied Industrial Technologies, Inc.	90,637	8,049,472
AZZ, Inc.	160,506	8,595,096
Brady Corp., Class A	179,683	9,582,494
Encore Wire Corp.	102,661	8,727,212
EnPro Industries, Inc.	91,187	7,797,400
ESCO Technologies, Inc.	100,215	9,031,376
Exponent, Inc.	89,624	10,477,046
Federal Signal Corp.	231,551	9,407,917
Forward Air Corp.	101,551	8,953,752
Franklin Electric Co., Inc.	116,907	9,934,757
Heartland Express, Inc.	769,315	12,909,106
Hillenbrand, Inc.	176,377	8,187,420
Hub Group, Inc., Class A(c)	143,751	10,091,320
Lindsay Corp.	51,506	8,485,614
ManTech International Corp., Class A	132,179	10,464,611
Marten Transport Ltd.	578,210	9,014,294
Mueller Industries, Inc.	200,262	8,933,688
National Presto Industries, Inc.	89,403	7,468,727
Park Aerospace Corp.(e)	532,009	7,756,691
Quanex Building Products Corp.	322,519	7,598,548
Standex International Corp.(b)	86,951	8,629,017
Tennant Co.	123,833	9,161,165
UFP Industries, Inc.	118,185	8,873,330
UniFirst Corp.	42,643	9,768,232
Watts Water Technologies, Inc., Class A	74,402	12,765,151

		258,922,207

Information Technology-17.33%
Badger Meter, Inc.	82,034	8,785,021
Benchmark Electronics, Inc.	316,991	8,568,267
CSG Systems International, Inc.	258,276	12,451,486
ePlus, Inc.(c)	86,769	9,390,141
EVERTEC, Inc.	208,499	9,643,079
ExlService Holdings, Inc.(b)(c)	91,651	11,285,904
Fabrinet (Thailand)(c)	95,385	9,826,563
Insight Enterprises, Inc.(b)(c)	94,045	9,676,290
InterDigital, Inc.(b)	122,303	8,819,269
Knowles Corp.(b)(c)	483,552	9,671,040
OSI Systems, Inc.(b)(c)	116,144	11,491,287
PC Connection, Inc.	169,051	8,183,759
Perficient, Inc.(b)(c)	92,355	11,010,563
Plexus Corp.(b)(c)	110,135	10,113,697
Progress Software Corp.	208,504	9,707,946
Rambus, Inc.(b)(c)	338,315	8,051,897
Sanmina Corp.(c)	232,820	9,191,734
SPS Commerce, Inc.(c)	74,971	10,160,820
TTM Technologies, Inc.(c)	998,442	13,978,188
Viavi Solutions, Inc.(b)(c)	625,014	10,181,478

		200,188,429

Materials-5.01%
American Vanguard Corp.	538,971	8,262,425
Balchem Corp.	87,276	12,255,296
H.B. Fuller Co.(b)	137,801	9,311,214
Innospec, Inc.	86,811	8,125,510

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Invesco S&P SmallCap Low Volatility ETF (XSLV)–(continued)

August 31, 2021

	Shares	Value
Materials-(continued)
Quaker Chemical Corp.(b)	33,618	$8,711,096
Stepan Co.	95,352	11,209,581

		57,875,122

Real Estate-15.02%
Agree Realty Corp.	165,678	12,351,295
Brandywine Realty Trust(b)	580,703	8,060,158
CareTrust REIT, Inc.	428,873	9,430,917
Centerspace	107,739	10,901,032
Community Healthcare Trust, Inc.	205,701	9,978,556
Easterly Government Properties, Inc.(b)	576,936	12,329,122
Four Corners Property Trust, Inc.	347,851	9,952,017
Getty Realty Corp.	342,257	10,825,589
Global Net Lease, Inc.	541,307	9,202,219
Independence Realty Trust, Inc.(b)	489,519	10,025,349
Industrial Logistics Properties Trust	404,618	11,098,672
iStar, Inc.(b)	327,400	8,659,730
Lexington Realty Trust(b)	859,774	11,632,742
LTC Properties, Inc.	307,797	10,622,075
Marcus & Millichap, Inc.(c)	244,318	9,582,152
NexPoint Residential Trust, Inc.	159,889	10,359,208
Uniti Group, Inc.	654,048	8,548,407

		173,559,240

Utilities-5.23%
American States Water Co.	136,280	12,566,379
Avista Corp.	257,335	10,769,470

	Shares	Value
Utilities-(continued)
California Water Service Group	171,908	$10,924,753
Chesapeake Utilities Corp.	75,717	9,896,212
Northwest Natural Holding Co.	151,180	7,778,211
Unitil Corp.	170,052	8,434,579

		60,369,604

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $1,052,768,344)		1,154,590,902

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.79%
Invesco Private Government Fund, 0.02%(e)(f)(g)	20,074,424	20,074,424
Invesco Private Prime Fund, 0.11%(e)(f)(g)	46,821,593	46,840,322

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $66,914,745)		66,914,746

TOTAL INVESTMENTS IN SECURITIES-105.74% (Cost $1,119,683,089)		1,221,505,648
OTHER ASSETS LESS LIABILITIES-(5.74)%		(66,319,605)

NET ASSETS-100.00%		$1,155,186,043

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2021.
(c)	Non-income producing security.
(d)	Restricted security. The value of this security at August 31, 2021 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$38,889,648	$(38,889,648)	$-	$-	$-	$171

Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	8,100,665	(8,100,665)	-	-	-	7

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	10,435,290	227,373,819	(217,734,685)	-	-	20,074,424	2,883	*

Invesco Private Prime Fund	3,478,558	311,282,237	(267,922,082)	1	1,608	46,840,322	30,332	*

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Invesco S&P SmallCap Low Volatility ETF (XSLV)–(continued)

August 31, 2021

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Other Affiliates:

Park Aerospace Corp.**	$13,904,631	$6,149,239	$(16,023,171)	$2,114,766	$1,611,226	$7,756,691	$369,371

Total	$27,818,479	$591,795,608	$(548,670,251)	$2,114,767	$1,612,834	$74,671,437	$402,764

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	As of August 31, 2021, this security was not considered as an affiliate of the Fund.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Invesco S&P SmallCap Quality ETF (XSHQ)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.86%
Consumer Discretionary-21.96%
Aaron’s Co., Inc. (The)	7,635	$202,480
American Public Education, Inc.(b)	3,590	94,417
Big Lots, Inc.(c)	5,193	252,691
Buckle, Inc. (The)	7,610	294,735
Cavco Industries, Inc.(b)	1,484	379,162
Dorman Products, Inc.(b)	5,032	472,303
Gentherm, Inc.(b)	5,597	480,334
Haverty Furniture Cos., Inc., (Acquired 06/18/2021 - 08/30/2021; Cost $125,336)(d)	3,216	114,586
Hibbett, Inc.	3,222	308,313
iRobot Corp.(b)(c)	5,749	466,359
LGI Homes, Inc.(b)	4,402	705,773
Liquidity Services, Inc.(b)	6,483	158,185
Lumber Liquidators Holdings, Inc.(b)	5,959	124,305
MarineMax, Inc.(b)	5,319	258,610
Meritage Homes Corp.(b)	7,172	799,965
PetMed Express, Inc.(c)	3,635	100,108
Shoe Carnival, Inc.	3,250	124,410
Shutterstock, Inc.	5,961	687,065
Signet Jewelers Ltd.	9,296	736,243
Stamps.com, Inc.(b)	3,220	1,059,058
Standard Motor Products, Inc.	3,346	143,510
Sturm Ruger & Co., Inc.	3,893	304,394
Unifi, Inc.(b)	3,194	74,229
Vista Outdoor, Inc.(b)	10,994	449,105

		8,790,340

Consumer Staples-5.83%
John B. Sanfilippo & Son, Inc.	1,716	145,843
Medifast, Inc.	4,740	1,080,246
National Beverage Corp.	4,713	219,390
Seneca Foods Corp., Class A(b)	1,218	59,646
USANA Health Sciences, Inc.(b)	2,414	234,230
WD-40 Co.	2,488	596,199

		2,335,554

Energy-0.59%
Bristow Group, Inc.(b)	4,467	140,979
Oil States International, Inc.(b)	10,586	62,034
RPC, Inc.(b)(c)	8,968	34,347

		237,360

Financials-37.46%
American Equity Investment Life Holding Co.	17,515	555,050
Ameris Bancorp	14,895	733,430
AMERISAFE, Inc.	2,748	158,147
ARMOUR Residential REIT, Inc.	9,408	102,171
Axos Financial, Inc.(b)	10,257	497,259
BancFirst Corp.	3,067	173,470
Banner Corp.	6,066	346,975
Berkshire Hills Bancorp, Inc.	7,473	191,533
Brightsphere Investment Group, Inc.	9,310	253,139
Central Pacific Financial Corp.	3,473	87,902
City Holding Co.	2,446	190,543
Columbia Banking System, Inc.	11,959	434,829
Community Bank System, Inc.	10,580	782,920
CVB Financial Corp.	26,773	545,098

	Shares	Value
Financials-(continued)
Eagle Bancorp, Inc.	6,578	$379,551
Employers Holdings, Inc.	3,379	139,113
FB Financial Corp.	6,694	275,726
First Bancorp/Southern Pines NC	4,983	208,090
First Commonwealth Financial Corp.	12,914	174,597
First Financial Bancorp	13,096	307,887
First Hawaiian, Inc.	18,797	524,624
Great Western Bancorp, Inc.	9,592	296,968
Hanmi Financial Corp.	4,243	81,805
HCI Group, Inc.(c)	1,189	132,764
Heritage Financial Corp.	7,715	196,347
HomeStreet, Inc.	2,955	120,712
Independent Bank Corp.(c)	6,567	503,689
Independent Bank Group, Inc.	5,863	412,931
Investors Bancorp, Inc.	28,583	409,023
Meta Financial Group, Inc.	6,864	337,640
National Bank Holdings Corp., Class A	6,612	247,950
NBT Bancorp, Inc.	7,056	253,028
New York Mortgage Trust, Inc.	71,281	315,062
Northwest Bancshares, Inc.	17,558	228,605
Park National Corp.	1,761	206,460
Piper Sandler Cos	1,813	259,114
Renasant Corp.	8,134	285,503
S&T Bancorp, Inc.	4,872	145,186
Seacoast Banking Corp. of Florida	8,211	262,259
ServisFirst Bancshares, Inc.	9,688	711,293
Simmons First National Corp., Class A	19,772	574,377
Tompkins Financial Corp.	2,005	159,578
Triumph Bancorp, Inc.(b)	2,967	243,947
TrustCo Bank Corp.	4,283	137,442
United Community Banks, Inc.	14,829	447,391
Universal Insurance Holdings, Inc.	3,700	52,688
Virtus Investment Partners, Inc.	830	259,541
Westamerica Bancorporation	3,642	206,647
WSFS Financial Corp.	9,782	444,201

		14,994,205

Health Care-4.20%
Allscripts Healthcare Solutions, Inc.(b)	37,210	571,546
CorVel Corp.(b)	2,162	356,319
Magellan Health, Inc.(b)	5,152	487,482
REGENXBIO, Inc.(b)	8,173	263,988

		1,679,335

Industrials-21.40%
AAON, Inc.	7,660	521,723
AeroVironment, Inc.(b)	3,960	405,346
Astec Industries, Inc.	4,247	259,661
Boise Cascade Co.	7,453	431,156
Chart Industries, Inc.(b)	6,281	1,183,215
Exponent, Inc.	10,773	1,259,364
Franklin Electric Co., Inc.	7,101	603,443
Heidrick & Struggles International, Inc.	4,212	182,043
HNI Corp.	7,564	286,600
Insteel Industries, Inc.	3,741	138,417
John Bean Technologies Corp.	5,630	821,361
Kelly Services, Inc., Class A	6,680	129,859
Marten Transport Ltd.	10,514	163,913
Matson, Inc.	7,976	631,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Invesco S&P SmallCap Quality ETF (XSHQ)–(continued)

August 31, 2021

	Shares	Value
Industrials-(continued)
MYR Group, Inc.(b)	3,223	$335,224
National Presto Industries, Inc.	939	78,444
NOW, Inc.(b)	27,546	211,553
Park Aerospace Corp.	3,942	57,474
Powell Industries, Inc.	1,598	40,429
SPX FLOW, Inc.	7,879	634,496
TrueBlue, Inc.(b)	7,014	191,693

		8,566,874

Information Technology-6.53%
ADTRAN, Inc.	7,850	162,181
Badger Meter, Inc.	5,311	568,755
Daktronics, Inc.(b)	5,857	35,669
EVERTEC, Inc.	10,662	493,118
FARO Technologies, Inc.(b)	2,977	205,234
NETGEAR, Inc.(b)	5,910	211,164
Rogers Corp.(b)	3,153	669,729
TTM Technologies, Inc.(b)	19,116	267,624

		2,613,474

Materials-1.12%
Ferro Corp.(b)	14,971	311,397
FutureFuel Corp.	5,001	40,058
TimkenSteel Corp.(b)	7,017	95,992

		447,447

Real Estate-0.77%
Industrial Logistics Properties Trust	11,307	310,151

Total Common Stocks & Other Equity Interests (Cost $36,698,638)		39,974,740

	Shares	Value
Money Market Funds-0.09%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f) (Cost $37,806)	37,806	$37,806

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $36,736,444)		40,012,546

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.24%
Invesco Private Government Fund, 0.02%(e)(f)(g)	268,595	268,595
Invesco Private Prime Fund, 0.11%(e)(f)(g)	626,471	626,722

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $895,317)		895,317

TOTAL INVESTMENTS IN SECURITIES-102.19% (Cost $37,631,761)		40,907,863
OTHER ASSETS LESS LIABILITIES-(2.19)%		(877,567)

NET ASSETS-100.00%		$40,030,296

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)	Restricted security. The value of this security at August 31, 2021 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$570,103	$(532,297)	$-	$-	$37,806	$4

Invesco Premier U.S. Government Money Portfolio, Institutional Class	445	15,345	(15,790)	-	-	-	-

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Invesco S&P SmallCap Quality ETF (XSHQ)–(continued)

August 31, 2021

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$49,421	$11,031,549	$(10,812,375)	$-	$-	$268,595	$58	*

Invesco Private Prime Fund	15,836	14,184,194	(13,573,344)	-	36	626,722	709	*

Total	$65,702	$25,801,191	$(24,933,806)	$-	$36	$933,123	$771

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

(This Page Intentionally Left Blank)

103

Statements of Assets and Liabilities

August 31, 2021

	Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)	Invesco Russell 1000 Equal Weight ETF (EQAL)	Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)	Invesco S&P 500 Enhanced Value ETF (SPVU)	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)
Assets:
Unaffiliated investments in securities, at value(a)	$2,799,960	$673,035,818	$10,216,724	$144,906,304	$52,226,493
Affiliated investments in securities, at value	32,804	53,863,665	243,485	321,594	375,130
Receivable for:
Dividends	3,291	866,393	16,097	532,271	74,915
Securities lending	4	9,687	83	23	39
Investments sold	4,296	897,626	24,635,926	-	-
Investments sold - affiliated broker	-	-	20,441	-	-
Fund shares sold	-	-	-	-	-

Total assets	2,840,355	728,673,189	35,132,756	145,760,192	52,676,577

Liabilities:
Due to custodian	412	587,009	-	418,500	33,896
Payable for:
Investments purchased	4,651	825,170	69,687	-	-
Investments purchased - affiliated broker	-	34,708	-	-	-
Collateral upon return of securities loaned	28,930	53,473,812	218,450	72,293	375,130
Fund shares repurchased	-	-	24,601,453	-	-
Accrued unitary management fees	682	111,482	4,641	26,175	11,261

Total liabilities	34,675	55,032,181	24,894,231	516,968	420,287

Net Assets	$2,805,680	$673,641,008	$10,238,525	$145,243,224	$52,256,290

Net assets consist of:
Shares of beneficial interest	$7,930,705	$631,176,055	$39,228,820	$151,165,523	$69,649,087
Distributable earnings (loss)	(5,125,025)	42,464,953	(28,990,295)	(5,922,299)	(17,392,797)

Net Assets	$2,805,680	$673,641,008	$10,238,525	$145,243,224	$52,256,290

Shares outstanding (unlimited amount authorized, $0.01 par value)	75,001	14,550,001	250,001	3,420,001	1,060,001
Net asset value	$37.41	$46.30	$40.95	$42.47	$49.30

Market price	$37.41	$46.28	$40.96	$42.44	$49.27

Unaffiliated investments in securities, at cost	$2,316,682	$552,148,702	$10,321,608	$142,121,032	$45,050,691

Affiliated investments in securities, at cost	$31,658	$53,750,227	$243,485	$312,324	$375,130

(a) Includes securities on loan with an aggregate value of:	$28,194	$52,273,334	$214,157	$71,335	$369,476

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

	Invesco S&P		Invesco
Invesco S&P	500® High	Invesco S&P	S&P 500	Invesco S&P	Invesco S&P	Invesco S&P	Invesco S&P
500® High	Dividend Low	500® Low	Minimum	500	500 QVM	MidCap 400	MidCap Low
Beta	Volatility	Volatility	Variance	Momentum	Multi-factor	QVM Multi-factor	Volatility
ETF (SPHB)	ETF (SPHD)	ETF (SPLV)	ETF (SPMV)	ETF (SPMO)	ETF (QVML)	ETF (QVMM)	ETF (XMLV)

$1,663,023,027	$3,031,594,613	$8,213,583,360	$24,239,229	$88,102,310	$791,903,670	$206,315,135	$1,453,144,662
88,613,995	64,088,797	67,442,290	496,999	24,856	211,675	633,976	57,323,672

1,505,041	11,565,220	14,419,974	25,565	47,793	1,015,232	139,710	1,421,576
8,058	4,228	4,813	34	-	-	1	4,747
26,139,358	-	53,894,628	-	-	-	356,219	-
-	-	-	-	-	-	-	-
-	-	62,785,704	-	-	-	-	-

1,779,289,479	3,107,252,858	8,412,130,769	24,761,827	88,174,959	793,130,577	207,445,041	1,511,894,657

254,776	7,909,531	8,753,981	-	-	198,914	227,594	716,804

-	-	62,877,139	-	-	4,090	5,968	-
-	-	-	-	-	-	2,237	-
73,151,551	64,088,796	67,442,289	482,893	-	-	633,976	57,323,671
26,184,419	-	53,816,078	-	-	-	-	-
357,380	778,269	1,764,034	1,992	9,296	72,733	25,835	312,108

99,948,126	72,776,596	194,653,521	484,885	9,296	275,737	895,610	58,352,583

$1,679,341,353	$3,034,476,262	$8,217,477,248	$24,276,942	$88,165,663	$792,854,840	$206,549,431	$1,453,542,074

$1,717,871,487	$3,533,525,377	$9,527,096,600	$21,254,785	$80,495,366	$751,164,307	$202,219,559	$1,921,030,008
(38,530,134)	(499,049,115)	(1,309,619,352)	3,022,157	7,670,297	41,690,533	4,329,872	(467,487,934)

$1,679,341,353	$3,034,476,262	$8,217,477,248	$24,276,942	$88,165,663	$792,854,840	$206,549,431	$1,453,542,074

22,470,000	68,590,000	128,250,000	620,001	1,390,001	30,000,001	8,090,001	26,290,000
$74.74	$44.24	$64.07	$39.16	$63.43	$26.43	$25.53	$55.29

$74.75	$44.23	$64.05	$39.22	$63.41	$26.44	$25.53	$55.26

$1,587,289,313	$2,841,975,152	$7,737,407,494	$21,133,062	$75,081,318	$751,885,483	$202,178,894	$1,288,804,992

$87,911,622	$64,088,796	$67,442,289	$496,999	$24,856	$223,463	$633,976	$57,323,671

$72,225,078	$62,940,606	$66,284,726	$475,614	$-	$-	$620,479	$55,812,161

105

Statements of Assets and Liabilities–(continued)

August 31, 2021

	Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)	Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)	Invesco S&P SmallCap Low Volatility ETF (XSLV)	Invesco S&P SmallCap Quality ETF (XSHQ)
Assets:
Unaffiliated investments in securities, at value(a)	$50,996,832	$21,637,224	$1,154,590,902	$39,974,740
Affiliated investments in securities, at value	175,777	1,287,572	66,914,746	933,123
Cash	1,363	-	-	-
Receivable for:
Dividends	31,579	33,061	1,399,018	26,907
Securities lending	47	852	6,513	80
Investments sold	-	-	966,730	-
Fund shares sold	-	-	-	748,429

Total assets	51,205,598	22,958,709	1,223,877,909	41,683,279

Liabilities:
Due to custodian	-	-	558,378	-
Payable for:
Investments purchased	-	-	-	748,153
Collateral upon return of securities loaned	93,088	1,263,376	66,914,745	895,317
Fund shares repurchased	-	-	974,841	-
Accrued unitary management fees	6,334	5,586	243,902	9,513

Total liabilities	99,422	1,268,962	68,691,866	1,652,983

Net Assets	$51,106,176	$21,689,747	$1,155,186,043	$40,030,296

Net assets consist of:
Shares of beneficial interest	$51,054,749	$27,557,253	$1,674,611,436	$39,219,432
Distributable earnings (loss)	51,427	(5,867,506)	(519,425,393)	810,864

Net Assets	$51,106,176	$21,689,747	$1,155,186,043	$40,030,296

Shares outstanding (unlimited amount authorized, $0.01 par value)	2,040,001	940,001	23,700,000	1,070,001
Net asset value	$25.05	$23.07	$48.74	$37.41

Market price	$25.05	$23.06	$48.73	$37.43

Unaffiliated investments in securities, at cost	$50,884,445	$20,102,513	$1,052,768,344	$36,698,638

Affiliated investments in securities, at cost	$184,747	$1,287,572	$66,914,745	$933,123

(a) Includes securities on loan with an aggregate value of:	$91,109	$1,250,690	$64,879,291	$863,042

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

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107

Statements of Operations

For the year ended August 31, 2021

	Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)	Invesco Russell 1000 Equal Weight ETF (EQAL)	Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)	Invesco S&P 500 Enhanced Value ETF (SPVU)	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)
Investment income:
Unaffiliated dividend income	$40,584	$9,621,383	$145,603	$3,114,017	$829,739
Affiliated dividend income	75	12,755	2	8,638	4
Securities lending income	191	269,234	372	253	3,729
Foreign withholding tax	(32)	(4,943)	-	-	-

Total investment income	40,818	9,898,429	145,977	3,122,908	833,472

Expenses:
Unitary management fees	6,872	1,170,360	34,689	152,503	131,942

Less: Waivers	(2)	(226)	(6)	(64)	(10)

Net expenses	6,870	1,170,134	34,683	152,439	131,932

Net investment income	33,948	8,728,295	111,294	2,970,469	701,540

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	69,276	(8,582,532)	152,080	(4,478,656)	56,251
Affiliated investment securities	37	(75,594)	4	(20,100)	27
Unaffiliated in-kind redemptions	309,850	87,207,487	3,108,788	27,237,603	11,408,838
Affiliated in-kind redemptions	371	140,585	-	64,011	-

Net realized gain (loss)	379,534	78,689,946	3,260,872	22,802,858	11,465,116

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	418,823	102,652,763	(934,476)	16,219,637	(322,266)
Affiliated investment securities	1,146	287,877	-	117,274	-

Change in net unrealized appreciation (depreciation)	419,969	102,940,640	(934,476)	16,336,911	(322,266)

Net realized and unrealized gain	799,503	181,630,586	2,326,396	39,139,769	11,142,850

Net increase in net assets resulting from operations	$833,451	$190,358,881	$2,437,690	$42,110,238	$11,844,390

(a)	For the period June 28, 2021 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Invesco S&P 500® High Beta ETF (SPHB)	Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)	Invesco S&P 500® Low Volatility ETF (SPLV)	Invesco S&P 500 Minimum Variance ETF (SPMV)	Invesco S&P 500 Momentum ETF (SPMO)	Invesco S&P 500 QVM Multi-factor ETF (QVML)(a)	Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)(a)	Invesco S&P MidCap Low Volatility ETF (XMLV)

$17,390,609	$116,362,551	$150,154,831	$251,845	$634,227	$1,869,498	$379,159	$25,300,588
382,416	664	1,071	2	5	1,436	1	193
58,876	57,039	27,845	132	534	-	1	61,442
(10,000)	-	-	-	-	-	-	-

17,821,901	116,420,254	150,183,747	251,979	634,766	1,870,934	379,161	25,362,223

2,872,383	8,321,575	20,557,152	14,243	99,987	141,677	50,457	4,185,732

(226)	(1,822)	(3,545)	(2)	(22)	-	-	(755)

2,872,157	8,319,753	20,553,607	14,241	99,965	141,677	50,457	4,184,977

14,949,744	108,100,501	129,630,140	237,738	534,801	1,729,257	328,704	21,177,246

(51,449,305)	(38,364,495)	86,520,749	(87,910)	(999,514)	(45,111)	(135,735)	2,921,276
(209,066)	3,092	-	-	-	(12)	-	3,860
374,540,687	253,814,405	1,535,306,135	1,089,252	18,882,791	-	167,593	321,251,465
4,635,547	-	-	-	-	-	-	-

327,517,863	215,453,002	1,621,826,884	1,001,342	17,883,277	(45,123)	31,858	324,176,601

82,970,303	456,663,843	(365,561,447)	2,752,250	(2,464,717)	40,018,187	4,136,241	70,060,830
880,120	2	1	-	-	(11,788)	-	2

83,850,423	456,663,845	(365,561,446)	2,752,250	(2,464,717)	40,006,399	4,136,241	70,060,832

411,368,286	672,116,847	1,256,265,438	3,753,592	15,418,560	39,961,276	4,168,099	394,237,433

$426,318,030	$780,217,348	$1,385,895,578	$3,991,330	$15,953,361	$41,690,533	$4,496,803	$415,414,679

109

Statements of Operations–(continued)

For the year ended August 31, 2021

	Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)(a)	Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)	Invesco S&P SmallCap Low Volatility ETF (XSLV)	Invesco S&P SmallCap Quality ETF (XSHQ)
Investment income:
Unaffiliated dividend income	$137,320	$981,439	$24,786,645	$393,880
Affiliated dividend income	1,172	4	178	4
Securities lending income	47	10,876	81,293	1,943
Foreign withholding tax	(125)	(1,958)	-	(211)

Total investment income	138,414	990,361	24,868,116	395,616

Expenses:
Unitary management fees	12,486	67,006	3,450,787	84,518

Less: Waivers	-	(9)	(584)	(7)

Net expenses	12,486	66,997	3,450,203	84,511

Net investment income	125,928	923,364	21,417,913	311,105

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(178,708)	(51,084)	23,095,283	(454,042)
Affiliated investment securities	-	72	1,608	36
Unaffiliated in-kind redemptions	26,103	5,148,537	366,951,277	4,194,067
Affiliated in-kind redemptions	(81)	-	-	-

Net realized gain (loss)	(152,686)	5,097,525	390,048,168	3,740,061

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	112,387	2,148,436	79,138,519	3,185,084
Affiliated investment securities	(8,970)	-	646,476	-

Change in net unrealized appreciation	103,417	2,148,436	79,784,995	3,185,084

Net realized and unrealized gain (loss)	(49,269)	7,245,961	469,833,163	6,925,145

Net increase in net assets resulting from operations	$76,659	$8,169,325	$491,251,076	$7,236,250

(a)	For the period June 28, 2021 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

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111

Statements of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)		Invesco Russell 1000 Equal Weight ETF (EQAL)
	2021	2020	2021	2020
Operations:
Net investment income	$33,948	$176,625	$8,728,295	$9,620,881
Net realized gain (loss)	379,534	(1,712,555)	78,689,946	(30,545,682)
Change in net unrealized appreciation (depreciation)	419,969	384,728	102,940,640	29,158,185

Net increase (decrease) in net assets resulting from operations	833,451	(1,151,202)	190,358,881	8,233,384

Distributions to Shareholders from:
Distributable earnings	(62,177)	(210,847)	(9,830,643)	(10,587,171)

Shareholder Transactions:
Proceeds from shares sold	891,854	1,512,476	268,809,895	91,719,158
Value of shares repurchased	(1,595,374)	(15,435,876)	(251,036,335)	(174,958,378)

Net increase (decrease) in net assets resulting from share transactions	(703,520)	(13,923,400)	17,773,560	(83,239,220)

Net increase (decrease) in net assets	67,754	(15,285,449)	198,301,798	(85,593,007)

Net assets:
Beginning of year	2,737,926	18,023,375	475,339,210	560,932,217

End of year	$2,805,680	$2,737,926	$673,641,008	$475,339,210

Changes in Shares Outstanding:
Shares sold	25,000	50,000	6,200,000	2,800,000
Shares repurchased	(50,000)	(600,000)	(5,850,000)	(6,400,000)
Shares outstanding, beginning of year	100,001	650,001	14,200,001	17,800,001

Shares outstanding, end of year	75,001	100,001	14,550,001	14,200,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

Invesco Russell 1000 Low Beta		Invesco S&P 500 Enhanced		Invesco S&P 500® ex-Rate Sensitive		Invesco S&P 500® High Beta
Equal Weight ETF (USLB)		Value ETF (SPVU)		Low Volatility ETF (XRLV)		ETF (SPHB)
2021	2020	2021	2020	2021	2020	2021	2020

$111,294	$926,404	$2,970,469	$2,265,169	$701,540	$2,227,356	$14,949,744	$2,978,620
3,260,872	1,766,357	22,802,858	(1,503,071)	11,465,116	(865,052)	327,517,863	(1,813,413)
(934,476)	(7,091,515)	16,336,911	(11,062,511)	(322,266)	(5,089,290)	83,850,423	8,531,706

2,437,690	(4,398,754)	42,110,238	(10,300,413)	11,844,390	(3,726,986)	426,318,030	9,696,913

(183,366)	(1,429,929)	(2,498,604)	(2,147,572)	(693,963)	(2,309,005)	(12,725,571)	(2,778,271)

26,107,168	10,405,627	210,946,971	61,215,380	34,246,456	73,762,467	3,346,191,795	449,772,568
(28,018,770)	(105,866,613)	(174,356,931)	(39,885,462)	(62,142,975)	(165,381,578)	(2,211,617,973)	(416,509,169)

(1,911,602)	(95,460,986)	36,590,040	21,329,918	(27,896,519)	(91,619,111)	1,134,573,822	33,263,399

342,722	(101,289,669)	76,201,674	8,881,933	(16,746,092)	(97,655,102)	1,548,166,281	40,182,041

9,895,803	111,185,472	69,041,550	60,159,617	69,002,382	166,657,484	131,175,072	90,993,031

$10,238,525	$9,895,803	$145,243,224	$69,041,550	$52,256,290	$69,002,382	$1,679,341,353	$131,175,072

650,000	300,000	5,260,000	1,900,000	760,000	1,900,000	53,150,000	11,250,000
(700,000)	(3,350,000)	(4,240,000)	(1,300,000)	(1,450,000)	(4,450,000)	(33,680,000)	(10,500,000)
300,001	3,350,001	2,400,001	1,800,001	1,750,001	4,300,001	3,000,000	2,250,000

250,001	300,001	3,420,001	2,400,001	1,060,001	1,750,001	22,470,000	3,000,000

113

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2021 and 2020

	Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)		Invesco S&P 500® Low Volatility ETF (SPLV)
	2021	2020	2021	2020
Operations:
Net investment income	$108,100,501	$123,734,093	$129,630,140	$252,439,401
Net realized gain (loss)	215,453,002	(442,118,384)	1,621,826,884	(388,555,187)
Change in net unrealized appreciation (depreciation)	456,663,845	(130,835,552)	(365,561,446)	(409,441,163)

Net increase (decrease) in net assets resulting from operations	780,217,348	(449,219,843)	1,385,895,578	(545,556,949)

Distributions to Shareholders from:
Distributable earnings	(112,794,689)	(148,884,394)	(134,891,402)	(261,808,889)

Shareholder Transactions:
Proceeds from shares sold	1,371,320,962	1,047,961,731	9,009,311,788	6,809,880,526
Value of shares repurchased	(1,451,006,246)	(1,307,303,319)	(11,276,805,649)	(9,117,426,455)

Net increase (decrease) in net assets resulting from share transactions	(79,685,284)	(259,341,588)	(2,267,493,861)	(2,307,545,929)

Net increase (decrease) in net assets	587,737,375	(857,445,825)	(1,016,489,685)	(3,114,911,767)

Net assets:
Beginning of year	2,446,738,887	3,304,184,712	9,233,966,933	12,348,878,700

End of year	$3,034,476,262	$2,446,738,887	$8,217,477,248	$9,233,966,933

Changes in Shares Outstanding:
Shares sold	33,000,000	25,500,000	152,410,000	119,950,000
Shares repurchased	(36,160,000)	(35,300,000)	(193,010,000)	(168,700,000)
Shares outstanding, beginning of year	71,750,000	81,550,000	168,850,000	217,600,000

Shares outstanding, end of year	68,590,000	71,750,000	128,250,000	168,850,000

(a)	For the period June 28, 2021 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

Invesco S&P 500 Minimum Variance ETF (SPMV)		Invesco S&P 500 Momentum ETF (SPMO)		Invesco S&P 500 QVM Multi-factor ETF (QVML)	Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)
2021	2020	2021	2020	2021(a)	2021(a)

$237,738	$50,806	$534,801	$888,245	$1,729,257	$328,704
1,001,342	499,142	17,883,277	(658,212)	(45,123)	31,858
2,752,250	129,404	(2,464,717)	12,697,783	40,006,399	4,136,241

3,991,330	679,352	15,953,361	12,927,816	41,690,533	4,496,803

(186,067)	(76,277)	(623,950)	(931,171)	-	-

23,062,609	5,819,406	125,975,874	52,017,847	751,164,307	204,346,633
(7,438,064)	(3,086,540)	(127,011,676)	(65,195,002)	-	(2,294,005)

15,624,545	2,732,866	(1,035,802)	(13,177,155)	751,164,307	202,052,628

19,429,808	3,335,941	14,293,609	(1,180,510)	792,854,840	206,549,431

4,847,134	1,511,193	73,872,054	75,052,564	-	-

$24,276,942	$4,847,134	$88,165,663	$73,872,054	$792,854,840	$206,549,431

680,000	200,000	2,430,000	1,250,000	30,000,001	8,180,001
(210,000)	(100,000)	(2,490,000)	(1,650,000)	-	(90,000)
150,001	50,001	1,450,001	1,850,001	-	-

620,001	150,001	1,390,001	1,450,001	30,000,001	8,090,001

115

Statements of Changes in Net Assets–(continued)

For the years ended August 31, 2021 and 2020

	Invesco S&P MidCap Low Volatility ETF (XMLV)		Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)
	2021	2020	2021(a)
Operations:
Net investment income	$21,177,246	$63,811,834	$125,928
Net realized gain (loss)	324,176,601	(481,819,958)	(152,686)
Change in net unrealized appreciation (depreciation)	70,060,832	(138,578,400)	103,417

Net increase (decrease) in net assets resulting from operations	415,414,679	(556,586,524)	76,659

Distributions to Shareholders from:
Distributable earnings	(20,787,187)	(83,397,290)	-

Shareholder Transactions:
Proceeds from shares sold	727,702,057	1,173,463,453	52,260,561
Value of shares repurchased	(1,711,489,682)	(1,722,512,968)	(1,231,044)

Net increase (decrease) in net assets resulting from share transactions	(983,787,625)	(549,049,515)	51,029,517

Net increase (decrease) in net assets	(589,160,133)	(1,189,033,329)	51,106,176

Net assets:
Beginning of year	2,042,702,207	3,231,735,536	-

End of year	$1,453,542,074	$2,042,702,207	$51,106,176

Changes in Shares Outstanding:
Shares sold	14,120,000	22,200,000	2,090,001
Shares repurchased	(34,630,000)	(37,700,000)	(50,000)
Shares outstanding, beginning of year	46,800,000	62,300,000	-

Shares outstanding, end of year	26,290,000	46,800,000	2,040,001

(a)	For the period June 28, 2021 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)		Invesco S&P SmallCap Low Volatility ETF (XSLV)		Invesco S&P SmallCap Quality ETF (XSHQ)
2021	2020	2021	2020	2021	2020

$923,364	$889,821	$21,417,913	$48,223,058	$311,105	$68,951
5,097,525	(4,854,937)	390,048,168	(595,799,521)	3,740,061	636,264
2,148,436	986,090	79,784,995	(44,542,679)	3,185,084	380,456

8,169,325	(2,979,026)	491,251,076	(592,119,142)	7,236,250	1,085,671

(856,557)	(1,357,406)	(24,160,014)	(61,636,699)	(225,371)	(57,762)

13,912,970	15,374,655	609,822,649	1,151,033,302	53,924,296	7,300,521
(20,362,966)	(13,747,174)	(1,535,832,801)	(928,774,382)	(24,947,928)	(8,245,185)

(6,449,996)	1,627,481	(926,010,152)	222,258,920	28,976,368	(944,664)

862,772	(2,708,951)	(458,919,090)	(431,496,921)	35,987,247	83,245

20,826,975	23,535,926	1,614,105,133	2,045,602,054	4,043,049	3,959,804

$21,689,747	$20,826,975	$1,155,186,043	$1,614,105,133	$40,030,296	$4,043,049

640,000	800,000	14,000,000	27,800,000	1,630,000	300,000
(950,000)	(600,000)	(36,100,000)	(25,000,000)	(710,000)	(300,000)
1,250,001	1,050,001	45,800,000	43,000,000	150,001	150,001

940,001	1,250,001	23,700,000	45,800,000	1,070,001	150,001

117

Financial Highlights

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)

	Years Ended August 31,				Ten Months Ended August 31,		For the Period July 11, 2017(a) Through October 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$27.38	$27.73	$28.81		$26.39		$24.98

Net investment income(b)	0.46	0.53	0.45		0.39		0.11
Net realized and unrealized gain (loss) on investments	10.36	(0.15)	(0.91)		2.34		1.35

Total from investment operations	10.82	0.38	(0.46)		2.73		1.46

Distributions to shareholders from:
Net investment income	(0.79)	(0.73)	(0.62)		(0.31)		(0.05)

Net asset value at end of period	$37.41	$27.38	$27.73		$28.81		$26.39

Market price at end of period(c)	$37.41	$27.40	$27.71		$28.83		$26.43

Net Asset Value Total Return(d)	40.16%	1.72%	(1.34)%		10.38%		5.84	%(e)
Market Price Total Return(d)	40.06%	1.88%	(1.49)%		10.29%		6.00	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,806	$2,738	$18,023		$145,500		$67,301
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.30	%(f)	0.29	%(g)	0.29	%(g)
Net investment income	1.43%	1.85%	1.63	%(f)	1.69	%(g)	1.35	%(g)
Portfolio turnover rate(h)	54%	28%	23%		34%		2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (July 13, 2017, the first day of trading on the Exchange) to October 31, 2017 was 4.96%. The market price total return from Fund Inception to October 31, 2017 was 5.08%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

118

Financial Highlights–(continued)

Invesco Russell 1000 Equal Weight ETF (EQAL)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$33.47	$31.51	$33.30	$29.90		$25.38	$24.44

Net investment income(a)	0.61	0.61	0.53	0.41		0.42	0.41
Net realized and unrealized gain (loss) on investments	12.90	2.01	(1.84)	3.31		4.50	0.95

Total from investment operations	13.51	2.62	(1.31)	3.72		4.92	1.36

Distributions to shareholders from:
Net investment income	(0.68)	(0.66)	(0.48)	(0.32)		(0.40)	(0.42)

Net asset value at end of period	$46.30	$33.47	$31.51	$33.30		$29.90	$25.38

Market price at end of period(b)	$46.28	$33.52	$31.51	$33.31		$29.91	$25.41

Net Asset Value Total Return(c)	40.74%	8.71%	(3.88)%	12.50%		19.48%	5.67%
Market Price Total Return(c)	40.46%	8.87%	(3.91)%	12.49%		19.38%	5.62%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$673,641	$475,339	$560,932	$474,554		$315,495	$115,484
Ratio to average net assets of:
Expenses	0.20%	0.20%	0.20%	0.20	%(d)	0.20%	0.20%
Net investment income	1.49%	1.95%	1.67%	1.57	%(d)	1.48%	1.70%
Portfolio turnover rate(e)	40%	29%	27%	19%		29%	31%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

119

Financial Highlights–(continued)

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)

	Years Ended August 31,				Ten Months Ended August 31,		Year Ended October 31,	For the Period November 2, 2015(a) Through October 31,
	2021	2020	2019		2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$32.99	$33.19	$33.29		$29.81		$25.93	$25.31

Net investment income(b)	0.41	0.59	0.58		0.42		0.45	0.42
Net realized and unrealized gain (loss) on investments	8.22	0.01	(0.07)		3.44		3.83	0.53

Total from investment operations	8.63	0.60	0.51		3.86		4.28	0.95

Distributions to shareholders from:
Net investment income	(0.67)	(0.80)	(0.61)		(0.38)		(0.40)	(0.33)

Net asset value at end of period	$40.95	$32.99	$33.19		$33.29		$29.81	$25.93

Market price at end of period(c)	$40.96	$33.06	$33.19		$33.29		$29.81	$25.95

Net Asset Value Total Return(d)	26.61%	2.08%	1.69%		13.04%		16.60%	3.78	%(e)
Market Price Total Return(d)	26.38%	2.30%	1.69%		13.04%		16.51%	3.86	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$10,239	$9,896	$111,185		$164,778		$153,515	$138,704
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.36	%(f)	0.35	%(g)	0.35%	0.35	%(g)
Net investment income	1.12%	1.76%	1.82	%(f)	1.63	%(g)	1.60%	1.66	%(g)
Portfolio turnover rate(h)	42%	33%	53%		91%		40%	118%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (November 5, 2015, the first day of trading on the Exchange) to October 31, 2016 was 4.19%. The market price total return from Fund Inception to October 31, 2016 was 4.15%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

120

Financial Highlights–(continued)

Invesco S&P 500 Enhanced Value ETF (SPVU)

	Years Ended August 31,				Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019		2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$28.77	$33.42	$35.99		$33.08		$26.44	$25.78

Net investment income(a)	0.96	0.99	0.93		0.68		0.57	0.63
Net realized and unrealized gain (loss) on investments	13.63	(4.69)	(2.67)		3.12		6.44	0.38

Total from investment operations	14.59	(3.70)	(1.74)		3.80		7.01	1.01

Distributions to shareholders from:
Net investment income	(0.89)	(0.95)	(0.83)		(0.89)		(0.37)	(0.35)

Net asset value at end of period	$42.47	$28.77	$33.42		$35.99		$33.08	$26.44

Market price at end of period(b)	$42.44	$28.82	$33.45		$36.01		$33.10	$26.45

Net Asset Value Total Return(c)	51.49%	(11.04)%	(4.79)%		11.61%		26.58%	4.03%
Market Price Total Return(c)	51.13%	(10.97)%	(4.76)%		11.60%		26.61%	3.86%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$145,243	$69,042	$60,160		$26,996		$51,275	$1,322
Ratio to average net assets of:
Expenses	0.13%	0.13%	0.15	%(d)	0.16	%(e)	0.25%	0.25%
Net investment income	2.53%	3.14%	2.72	%(d)	2.35	%(e)	1.81%	2.53%
Portfolio turnover rate(f)	36%	39%	54%		34%		36%	42%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

121

Financial Highlights–(continued)

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

	Years Ended August 31,				Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019		2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$39.43	$38.76	$36.10		$32.38		$26.74	$25.36

Net investment income(a)	0.57	0.72	0.63		0.43		0.51	0.44
Net realized and unrealized gain on investments	9.88	0.71	2.68		3.73		5.62	1.39

Total from investment operations	10.45	1.43	3.31		4.16		6.13	1.83

Distributions to shareholders from:
Net investment income	(0.58)	(0.76)	(0.65)		(0.44)		(0.49)	(0.45)

Net asset value at end of period	$49.30	$39.43	$38.76		$36.10		$32.38	$26.74

Market price at end of period(b)	$49.27	$39.49	$38.77		$36.11		$32.38	$26.75

Net Asset Value Total Return(c)	26.73%	3.86%	9.35%		12.92%		23.11%	7.29%
Market Price Total Return(c)	26.46%	3.99%	9.35%		12.96%		23.06%	7.08%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$52,256	$69,002	$166,657		$146,189		$131,153	$164,423
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.26	%(d)	0.25	%(e)	0.25%	0.25%
Net investment income	1.33%	1.87%	1.74	%(d)	1.52	%(e)	1.75%	1.65%
Portfolio turnover rate(f)	64%	84%	62%		68%		61%	52%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

122

Financial Highlights–(continued)

Invesco S&P 500® High Beta ETF (SPHB)

	Years Ended August 31,				Ten Months Ended August 31,		Years Ended October 31,
	2021	2020		2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$43.73	$40.44		$45.25	$40.12		$32.29	$31.38

Net investment income(a)	0.89	0.99	(b)	0.44	0.51		0.44	0.39
Net realized and unrealized gain (loss) on investments	30.93	3.25		(4.67)	5.15		8.01	0.84

Total from investment operations	31.82	4.24		(4.23)	5.66		8.45	1.23

Distributions to shareholders from:
Net investment income	(0.81)	(0.95)		(0.58)	(0.53)		(0.62)	(0.32)

Net asset value at end of period	$74.74	$43.73		$40.44	$45.25		$40.12	$32.29

Market price at end of period(c)	$74.75	$43.83		$40.46	$45.28		$40.12	$32.32

Net Asset Value Total Return(d)	73.38%	11.38%		(9.32)%	14.14%		26.32%	4.02%
Market Price Total Return(d)	73.01%	11.59%		(9.33)%	14.22%		26.20%	3.98%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,679,341	$131,175		$90,993	$171,934		$359,072	$489,204
Ratio to average net assets of:
Expenses	0.25%	0.25%		0.25%	0.25	%(e)	0.25%	0.25%
Net investment income	1.30%	2.39	%(b)	1.07%	1.42	%(e)	1.18%	1.28%
Portfolio turnover rate(f)	103%	113%		69%	76%		80%	55%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.79 and 1.91%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

123

Financial Highlights–(continued)

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$34.10	$40.52	$41.68	$41.24		$37.69	$33.22

Net investment income(a)	1.57	1.53	1.64	1.35		1.33	1.29
Net realized and unrealized gain (loss) on investments	10.21	(6.10)	(1.06)	0.45		3.68	4.51

Total from investment operations	11.78	(4.57)	0.58	1.80		5.01	5.80

Distributions to shareholders from:
Net investment income	(1.64)	(1.85)	(1.74)	(1.36)		(1.46)	(1.33)

Net asset value at end of period	$44.24	$34.10	$40.52	$41.68		$41.24	$37.69

Market price at end of period(b)	$44.23	$34.16	$40.55	$41.68		$41.25	$37.72

Net Asset Value Total Return(c)	35.25%	(11.46)%	1.42%	4.48%		13.48%	17.75%
Market Price Total Return(c)	34.98%	(11.37)%	1.49%	4.45%		13.42%	17.66%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$3,034,476	$2,446,739	$3,304,185	$2,656,868		$2,973,601	$2,623,431
Ratio to average net assets of:
Expenses	0.30%	0.30%	0.30%	0.30	%(d)	0.30%	0.30%
Net investment income	3.90%	4.02%	3.97%	3.95	%(d)	3.31%	3.48%
Portfolio turnover rate(e)	45%	76%	43%	46%		56%	50%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

124

Financial Highlights–(continued)

Invesco S&P 500® Low Volatility ETF (SPLV)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$54.69	$56.75	$49.77	$46.56		$40.47	$38.34

Net investment income(a)	0.91	1.27	1.16	0.81		0.95	0.81
Net realized and unrealized gain (loss) on investments	9.42	(2.01)	6.96	3.23		6.09	2.16

Total from investment operations	10.33	(0.74)	8.12	4.04		7.04	2.97

Distributions to shareholders from:
Net investment income	(0.95)	(1.32)	(1.14)	(0.83)		(0.95)	(0.84)

Net asset value at end of period	$64.07	$54.69	$56.75	$49.77		$46.56	$40.47

Market price at end of period(b)	$64.05	$54.77	$56.77	$49.78		$46.57	$40.50

Net Asset Value Total Return(c)	19.09%	(1.19)%	16.57%	8.77%		17.57%	7.80%
Market Price Total Return(c)	18.87%	(1.08)%	16.59%	8.76%		17.51%	7.72%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$8,217,477	$9,233,967	$12,348,879	$7,381,362		$7,140,364	$6,451,015
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25	%(d)	0.25%	0.25%
Net investment income	1.58%	2.33%	2.24%	2.06	%(d)	2.18%	2.02%
Portfolio turnover rate(e)	64%	86%	51%	68%		49%	53%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

125

Financial Highlights–(continued)

Invesco S&P 500 Minimum Variance ETF (SPMV)

	Years Ended August 31,				Ten Months Ended August 31,		For the Period July 11, 2017(a) Through October 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$32.31	$30.22	$29.19		$26.29		$24.92

Net investment income(b)	0.60	0.63	0.46		0.47		0.15
Net realized and unrealized gain on investments	6.70	2.57	1.65		3.04		1.30

Total from investment operations	7.30	3.20	2.11		3.51		1.45

Distributions to shareholders from:
Net investment income	(0.45)	(0.58)	(0.55)		(0.61)		(0.08)
Net realized gains	—	(0.53)	(0.53)		—		—

Total distributions	(0.45)	(1.11)	(1.08)		(0.61)		(0.08)

Net asset value at end of period	$39.16	$32.31	$30.22		$29.19		$26.29

Market price at end of period(c)	$39.22	$32.39	$30.24		$29.19		$26.30

Net Asset Value Total Return(d)	22.82%	11.02%	7.86%		13.50%		5.81	%(e)
Market Price Total Return(d)	22.71%	11.22%	7.94%		13.45%		5.85	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$24,277	$4,847	$1,511		$1,460		$2,629
Ratio to average net assets of:
Expenses	0.10%	0.10%	0.58	%(f)	0.13	%(g)	0.13	%(g)
Net investment income	1.67%	2.11%	1.62	%(f)	2.08	%(g)	1.97	%(g)
Portfolio turnover rate(h)	22%	20%	34%		30%		14%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (July 13, 2017, the first day of trading on the Exchange) to October 31, 2017 was 4.97%. The market price total return from Fund Inception to October 31, 2017 was 4.93%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.48%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

126

Financial Highlights–(continued)

Invesco S&P 500 Momentum ETF (SPMO)

	Years Ended August 31,				Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019		2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$50.95	$40.57	$40.07		$33.26		$26.56	$26.06

Net investment income(a)	0.38	0.62	0.51		0.34		0.46	0.41
Net realized and unrealized gain on investments	12.58	10.42	0.46		6.67		6.72	0.44

Total from investment operations	12.96	11.04	0.97		7.01		7.18	0.85

Distributions to shareholders from:
Net investment income	(0.48)	(0.66)	(0.47)		(0.20)		(0.48)	(0.35)

Net asset value at end of period	$63.43	$50.95	$40.57		$40.07		$33.26	$26.56

Market price at end of period(b)	$63.41	$51.10	$40.59		$40.08		$33.23	$26.58

Net Asset Value Total Return(c)	25.65%	27.77%	2.52%		21.12%		27.35%	3.28%
Market Price Total Return(c)	25.24%	28.08%	2.55%		21.26%		27.14%	3.12%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$88,166	$73,872	$75,053		$50,082		$1,663	$1,328
Ratio to average net assets of:
Expenses	0.13%	0.13%	0.14	%(d)	0.13	%(e)	0.25%	0.25%
Net investment income	0.70%	1.48%	1.32	%(d)	1.10	%(e)	1.61%	1.60%
Portfolio turnover rate(f)	70%	90%	83%		41%		140%	105%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

127

Financial Highlights–(continued)

Invesco S&P 500 QVM Multi-factor ETF (QVML)

	For the Period June 28, 2021(a) Through August 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.06
Net realized and unrealized gain on investments	1.37

Total from investment operations	1.43

Net asset value at end of period	$26.43

Market price at end of period(c)	$26.44

Net Asset Value Total Return(d)	5.72	%(e)
Market Price Total Return(d)	5.76	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$792,855
Ratio to average net assets of:
Expenses	0.11	%(f)
Net investment income	1.34	%(f)
Portfolio turnover rate(g)	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 30, 2021, the first day of trading on the exchange) to August 31, 2021 was 5.55%. The market price total return from Fund Inception to August 31, 2021 was 5.55%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

128

Financial Highlights–(continued)

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)

	For the Period June 28, 2021(a) Through August 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.04
Net realized and unrealized gain on investments	0.49

Total from investment operations	0.53

Net asset value at end of period	$25.53

Market price at end of period(c)	$25.53

Net Asset Value Total Return(d)	2.12	%(e)
Market Price Total Return(d)	2.12	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$206,549
Ratio to average net assets of:
Expenses	0.15	%(f)
Net investment income	0.98	%(f)
Portfolio turnover rate(g)	5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 30, 2021, the first day of trading on the exchange) to August 31, 2021 was 2.24%. The market price total return from Fund Inception to August 31, 2021 was 2.12%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

129

Financial Highlights–(continued)

Invesco S&P MidCap Low Volatility ETF (XMLV)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$43.65	$51.87	$49.02	$45.02		$38.21	$34.38

Net investment income(a)	0.62	1.02	1.09	0.96		0.69	0.69
Net realized and unrealized gain (loss) on investments	11.59	(7.93)	2.72	3.92		6.80	3.72

Total from investment operations	12.21	(6.91)	3.81	4.88		7.49	4.41

Distributions to shareholders from:
Net investment income	(0.57)	(1.31)	(0.96)	(0.88)		(0.68)	(0.58)

Net asset value at end of period	$55.29	$43.65	$51.87	$49.02		$45.02	$38.21

Market price at end of period(b)	$55.26	$43.70	$51.88	$49.04		$45.02	$38.23

Net Asset Value Total Return(c)	28.21%	(13.26)%	7.99%	11.00%		19.76%	12.96%
Market Price Total Return(c)	27.99%	(13.17)%	7.97%	11.04%		19.69%	12.89%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,453,542	$2,042,702	$3,231,736	$1,443,641		$1,195,218	$682,094
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25	%(d)	0.25%	0.25%
Net investment income	1.26%	2.13%	2.21%	2.52	%(d)	1.64%	1.86%
Portfolio turnover rate(e)	57%	84%	61%	50%		57%	51%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

130

Financial Highlights–(continued)

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)

	For the Period June 28, 2021(a) Through August 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.06
Net realized and unrealized gain (loss) on investments	(0.01)

Total from investment operations	0.05

Net asset value at end of period	$25.05

Market price at end of period(c)	$25.05

Net Asset Value Total Return(d)	0.20	%(e)
Market Price Total Return(d)	0.20	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$51,106
Ratio to average net assets of:
Expenses	0.15	%(f)
Net investment income	1.51	%(f)
Portfolio turnover rate(g)	4%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (June 30, 2021, the first day of trading on the exchange) to August 31, 2021 was 0.16%. The market price total return from Fund Inception to August 31, 2021 was (0.04)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

131

Financial Highlights–(continued)

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

	Years Ended August 31,				Ten Months Ended August 31,		For the Period November 29, 2016(a) Through October 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$16.66	$22.42	$26.86		$25.13		$25.02

Net investment income(b)	0.86	0.82	1.02		0.78		0.81
Net realized and unrealized gain (loss) on investments	6.36	(5.31)	(4.28)		1.98		0.24

Total from investment operations	7.22	(4.49)	(3.26)		2.76		1.05

Distributions to shareholders from:
Net investment income	(0.81)	(1.27)	(1.18)		(1.03)		(0.94)

Net asset value at end of period	$23.07	$16.66	$22.42		$26.86		$25.13

Market price at end of period(c)	$23.06	$16.69	$22.35		$26.85		$25.15

Net Asset Value Total Return(d)	43.97%	(20.41)%	(12.29)%		11.39%		4.31	%(e)
Market Price Total Return(d)	43.65%	(20.01)%	(12.52)%		11.26%		4.39	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$21,690	$20,827	$23,536		$12,086		$7,538
Ratio to average net assets of:
Expenses	0.30%	0.30%	0.34	%(f)	0.30	%(g)	0.30	%(g)
Net investment income	4.13%	4.15%	4.29	%(f)	3.74	%(g)	3.58	%(g)
Portfolio turnover rate(h)	72%	83%	67%		61%		86%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 1, 2016, the first day of trading on the Exchange) to October 31, 2017 was 6.26%. The market price total return from Fund Inception to October 31, 2017 was 6.34%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.04%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

132

Financial Highlights–(continued)

Invesco S&P SmallCap Low Volatility ETF (XSLV)

	Years Ended August 31,			Ten Months Ended August 31,		Years Ended October 31,
	2021	2020	2019	2018		2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$35.24	$47.57	$51.10	$46.43		$37.90	$34.30

Net investment income(a)	0.65	1.08	1.24	0.87		0.97	0.78
Net realized and unrealized gain (loss) on investments	13.52	(12.05)	(3.46)	4.55		8.46	3.58

Total from investment operations	14.17	(10.97)	(2.22)	5.42		9.43	4.36

Distributions to shareholders from:
Net investment income	(0.67)	(1.36)	(1.31)	(0.75)		(0.90)	(0.76)

Net asset value at end of period	$48.74	$35.24	$47.57	$51.10		$46.43	$37.90

Market price at end of period(b)	$48.73	$35.30	$47.59	$51.10		$46.47	$37.93

Net Asset Value Total Return(c)	40.64%	(23.22)%	(4.17)%	11.81%		25.05%	12.90%
Market Price Total Return(c)	40.38%	(23.12)%	(4.14)%	11.71%		25.06%	12.99%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,155,186	$1,614,105	$2,045,602	$1,433,356		$1,079,472	$651,821
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25%	0.25	%(d)	0.25%	0.25%
Net investment income	1.55%	2.55%	2.62%	2.24	%(d)	2.25%	2.15%
Portfolio turnover rate(e)	68%	103%	56%	66%		59%	48%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

133

Financial Highlights–(continued)

Invesco S&P SmallCap Quality ETF (XSHQ)

	Years Ended August 31,				Ten Months Ended August 31,		For the Period April 3, 2017(a) Through October 31,
	2021	2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$26.95	$26.40	$31.80		$26.11		$24.54

Net investment income(b)	0.38	0.36	0.35		0.26		0.16
Net realized and unrealized gain (loss) on investments	10.42	0.54	(5.41)		5.65		1.51

Total from investment operations	10.80	0.90	(5.06)		5.91		1.67

Distributions to shareholders from:
Net investment income	(0.34)	(0.35)	(0.34)		(0.22)		(0.10)
Net realized gains	-	-	(0.00	)(c)	-		-

Total distributions	(0.34)	(0.35)	(0.34)		(0.22)		(0.10)

Net asset value at end of period	$37.41	$26.95	$26.40		$31.80		$26.11

Market price at end of period(d)	$37.43	$26.99	$26.39		$31.81		$26.14

Net Asset Value Total Return(e)	40.38%	3.61%	(15.88)%		22.75%		6.81	%(f)
Market Price Total Return(e)	40.25%	3.80%	(15.94)%		22.65%		6.93	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$40,030	$4,043	$3,960		$42,924		$1,305
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.34	%(g)	0.29	%(h)	0.29	%(h)
Net investment income	1.07%	1.37%	1.23	%(g)	1.06	%(h)	1.11	%(h)
Portfolio turnover rate(i)	90%	107%	52%		23%		65%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (April 6, 2017, the first day of trading on the Exchange) to October 31, 2017 was 7.33%. The market price total return from Fund Inception to October 31, 2017 was 7.54%.

(g)	Ratios include non-recurring costs associated with a proxy statement of 0.05%.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2021

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)	“Russell 1000 Enhanced Equal Weight ETF”

Invesco Russell 1000 Equal Weight ETF (EQAL)	“Russell 1000 Equal Weight ETF”

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)	“Russell 1000 Low Beta Equal Weight ETF”

Invesco S&P 500 Enhanced Value ETF (SPVU)	“S&P 500 Enhanced Value ETF”

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)	“S&P 500® ex-Rate Sensitive Low Volatility ETF”

Invesco S&P 500® High Beta ETF (SPHB)	“S&P 500® High Beta ETF”

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)	“S&P 500® High Dividend Low Volatility ETF”

Invesco S&P 500® Low Volatility ETF (SPLV)	“S&P 500® Low Volatility ETF”

Invesco S&P 500 Minimum Variance ETF (SPMV)	“S&P 500 Minimum Variance ETF”

Invesco S&P 500 Momentum ETF (SPMO)	“S&P 500 Momentum ETF”

Invesco S&P 500 QVM Multi-factor ETF (QVML)	“S&P 500 QVM Multi-factor ETF”

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)	“S&P MidCap 400 QVM Multi-factor ETF”

Invesco S&P MidCap Low Volatility ETF (XMLV)	“S&P MidCap Low Volatility ETF”

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)	“S&P SmallCap 600 QVM Multi-factor ETF”

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)	“S&P SmallCap High Dividend Low Volatility ETF”

Invesco S&P SmallCap Low Volatility ETF (XSLV)	“S&P SmallCap Low Volatility ETF”

Invesco S&P SmallCap Quality ETF (XSHQ)	“S&P SmallCap Quality ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of Russell 1000 Low Beta Equal Weight ETF, which is listed and traded on The Nasdaq Stock Market and Shares of Russell 1000 Enhanced Equal Weight ETF, S&P 500 Minimum Variance ETF, S&P SmallCap High Dividend Low Volatility ETF and S&P SmallCap Quality ETF, which are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

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The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Russell 1000 Enhanced Equal Weight ETF	Russell 1000® Enhanced Value Equal Weight Index

Russell 1000 Equal Weight ETF	Russell 1000® Equal Weight Index

Russell 1000 Low Beta Equal Weight ETF	Russell 1000® Low Beta Equal Weight Index

S&P 500 Enhanced Value ETF	S&P 500 Enhanced Value Index

S&P 500® ex-Rate Sensitive Low Volatility ETF	S&P 500® Low Volatility Rate Response Index

S&P 500® High Beta ETF	S&P 500® High Beta Index

S&P 500® High Dividend Low Volatility ETF	S&P 500® Low Volatility High Dividend Index

S&P 500® Low Volatility ETF	S&P 500® Low Volatility Index

S&P 500 Minimum Variance ETF	S&P 500® Minimum Volatility Index

S&P 500 Momentum ETF	S&P 500® Momentum Index

S&P 500 QVM Multi-factor ETF	S&P 500® Quality, Value & Momemtum Top 90% Multi-Factor Index

S&P MidCap 400 QVM Multi-factor ETF	S&P MidCap 400® Quality, Value & Momemtum Top 90% Multi-Factor Index

S&P MidCap Low Volatility ETF	S&P MidCap 400® Low Volatility Index

S&P SmallCap 600 QVM Multi-factor ETF	S&P SmallCap 600® Quality, Value & Momemtum Top 90% Multi-Factor Index

S&P SmallCap High Dividend Low Volatility ETF	S&P SmallCap 600® Low Volatility High Dividend Index

S&P SmallCap Low Volatility ETF	S&P SmallCap 600® Low Volatility Index

S&P SmallCap Quality ETF	S&P SmallCap 600® Quality Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco

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Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total

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revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.

Dividends and Distributions to Shareholders - Each Fund (except for S&P 500® ex-Rate Sensitive Low Volatility ETF, S&P 500® High Dividend Low Volatility ETF, S&P 500® Low Volatility ETF and S&P SmallCap High Dividend Low Volatility ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. S&P 500® ex-Rate Sensitive Low Volatility ETF, S&P 500® High Dividend Low Volatility ETF, S&P 500® Low Volatility ETF and S&P SmallCap High Dividend Low Volatility ETF each declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such

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on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.
J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

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High Dividend Paying Securities Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in which a Fund invests and the capital resources available for such companies’ dividend payments may adversely affect a Fund.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because S&P 500 Momentum ETF, S&P 500 QVM Multi-factor ETF, S&P Midcap 400 QVM Multi-factor ETF and S&P SmallCap 600 QVM Multi-factor ETF are non-diversified and can invest a greater portion of their respective assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Real Estate Securities Risk. Investing in securities of real estate companies includes risks such as: fluctuations in the value of the underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; changes in the availability, cost and terms of mortgage funds; increased competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate industry.

Small-and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

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NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

Russell 1000 Enhanced Equal Weight ETF	0.29%

Russell 1000 Equal Weight ETF	0.20%

Russell 1000 Low Beta Equal Weight ETF	0.35%

S&P 500 Enhanced Value ETF	0.13%

S&P 500® ex-Rate Sensitive Low Volatility ETF	0.25%

S&P 500® High Beta ETF	0.25%

S&P 500® High Dividend Low Volatility ETF	0.30%

S&P 500® Low Volatility ETF	0.25%

S&P 500 Minimum Variance ETF	0.10%

S&P 500 Momentum ETF	0.13%

S&P 500 QVM Multi-factor ETF	0.11%

S&P MidCap 400 QVM Multi-factor ETF	0.15%

S&P MidCap Low Volatility ETF	0.25%

S&P SmallCap 600 QVM Multi-factor ETF	0.15%

S&P SmallCap High Dividend Low Volatility ETF	0.30%

S&P SmallCap Low Volatility ETF	0.25%

S&P SmallCap Quality ETF	0.29%

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended August 31, 2021, the Adviser waived fees for each Fund in the following amounts:

Russell 1000 Enhanced Equal Weight ETF	$2

Russell 1000 Equal Weight ETF	226

Russell 1000 Low Beta Equal Weight ETF	6

S&P 500 Enhanced Value ETF	64

S&P 500® ex-Rate Sensitive Low Volatility ETF	10

S&P 500® High Beta ETF	226

S&P 500® High Dividend Low Volatility ETF	1,822

S&P 500® Low Volatility ETF	3,545

S&P 500 Minimum Variance ETF	2

S&P 500 Momentum ETF	22

S&P 500 QVM Multi-factor ETF*	-

S&P MidCap 400 QVM Multi-factor ETF*	-

S&P MidCap Low Volatility ETF	755

S&P SmallCap 600 QVM Multi-factor ETF*	-

S&P SmallCap High Dividend Low Volatility ETF	9

141

S&P SmallCap Low Volatility ETF	$584

S&P SmallCap Quality ETF	7

*	For the period June 28, 2021 (commencement of investment operations) through August 31, 2021.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

Russell 1000 Enhanced Equal Weight ETF	Frank Russell Company

Russell 1000 Equal Weight ETF	Frank Russell Company

Russell 1000 Low Beta Equal Weight ETF	Frank Russell Company

S&P 500 Enhanced Value ETF	S&P Dow Jones Indices LLC

S&P 500® ex-Rate Sensitive Low Volatility ETF	S&P Dow Jones Indices LLC

S&P 500® High Beta ETF	S&P Dow Jones Indices LLC

S&P 500® High Dividend Low Volatility ETF	S&P Dow Jones Indices LLC

S&P 500® Low Volatility ETF	S&P Dow Jones Indices LLC

S&P 500 Minimum Variance ETF	S&P Dow Jones Indices LLC

S&P 500 Momentum ETF	S&P Dow Jones Indices LLC

S&P 500 QVM Multi-factor ETF	S&P Dow Jones Indices LLC

S&P MidCap 400 QVM Multi-factor ETF	S&P Dow Jones Indices LLC

S&P MidCap Low Volatility ETF	S&P Dow Jones Indices LLC

S&P SmallCap 600 QVM Multi-factor ETF	S&P Dow Jones Indices LLC

S&P SmallCap High Dividend Low Volatility ETF	S&P Dow Jones Indices LLC

S&P SmallCap Low Volatility ETF	S&P Dow Jones Indices LLC

S&P SmallCap Quality ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2021, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Russell 1000 Enhanced Equal Weight ETF	$125

Russell 1000 Equal Weight ETF	39,340

Russell 1000 Low Beta Equal Weight ETF	670

S&P 500 Enhanced Value ETF	5,407

S&P 500® ex-Rate Sensitive Low Volatility ETF	2,064

S&P 500® High Beta ETF	75,488

S&P 500® High Dividend Low Volatility ETF	45,868

S&P 500® Low Volatility ETF	74,174

S&P 500 Minimum Variance ETF	309

S&P 500 Momentum ETF	4,711

S&P 500 QVM Multi-factor ETF	714

S&P MidCap 400 QVM Multi-factor ETF	868

S&P MidCap Low Volatility ETF	11,995

S&P SmallCap 600 QVM Multi-factor ETF	351

S&P SmallCap High Dividend Low Volatility ETF	2,577

S&P SmallCap Low Volatility ETF	14,691

S&P SmallCap Quality ETF	811

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

142

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended August 31, 2021, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

Russell 1000 Equal Weight ETF	$341,836	$247,464	$8,526

S&P 500 Enhanced Value ETF	-	10,955	(3,984)

S&P 500® ex-Rate Sensitive Low Volatility ETF	-	2,899	26

S&P 500® High Beta ETF	-	774,445	(105,155)

S&P 500® High Dividend Low Volatility ETF	49,475,835	20,777,483	(2,407,977)

S&P 500 QVM Multi-factor ETF	-	2,038	534

S&P MidCap 400 QVM Multi-factor ETF	-	178,851	10,370

S&P MidCap Low Volatility ETF	-	25,252,001	5,687,501

S&P SmallCap 600 QVM Multi-factor ETF	-	8,860	(3,561)

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021, for each Fund (except for S&P 500 Momentum ETF and S&P 500 QVM Multi-factor ETF). As of August 31, 2021, all of the securities in S&P 500 Momentum ETF and S&P 500 QVM Multi-factor ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Russell 1000 Enhanced Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$2,803,834	$-	$-	$2,803,834

Money Market Funds	-	28,930	-	28,930

Total Investments	$2,803,834	$28,930	$-	$2,832,764

Russell 1000 Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$673,425,670	$-	$-	$673,425,670

Money Market Funds	-	53,473,813	-	53,473,813

Total Investments	$673,425,670	$53,473,813	$-	$726,899,483

143

	Level 1	Level 2	Level 3	Total

Russell 1000 Low Beta Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$10,216,724	$-	$-	$10,216,724

Money Market Funds	25,035	218,450	-	243,485

Total Investments	$10,241,759	$218,450	$-	$10,460,209

S&P 500 Enhanced Value ETF

Investments in Securities

Common Stocks & Other Equity Interests	$145,155,605	$-	$-	$145,155,605

Money Market Funds	-	72,293	-	72,293

Total Investments	$145,155,605	$72,293	$-	$145,227,898

S&P 500® ex-Rate Sensitive Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$52,226,493	$-	$-	$52,226,493

Money Market Funds	-	375,130	-	375,130

Total Investments	$52,226,493	$375,130	$-	$52,601,623

S&P 500® High Beta ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,678,485,470	$-	$-	$1,678,485,470

Money Market Funds	-	73,151,552	-	73,151,552

Total Investments	$1,678,485,470	$73,151,552	$-	$1,751,637,022

S&P 500® High Dividend Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$3,031,594,613	$-	$-	$3,031,594,613

Money Market Funds	-	64,088,797	-	64,088,797

Total Investments	$3,031,594,613	$64,088,797	$-	$3,095,683,410

S&P 500® Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$8,213,583,360	$-	$-	$8,213,583,360

Money Market Funds	-	67,442,290	-	67,442,290

Total Investments	$8,213,583,360	$67,442,290	$-	$8,281,025,650

S&P 500 Minimum Variance ETF

Investments in Securities

Common Stocks & Other Equity Interests	$24,239,229	$-	$-	$24,239,229

Money Market Funds	14,106	482,893	-	496,999

Total Investments	$24,253,335	$482,893	$-	$24,736,228

S&P MidCap 400 QVM Multi-factor ETF

Investments in Securities

Common Stocks & Other Equity Interests	$206,315,135	$-	$-	$206,315,135

Money Market Funds	-	633,976	-	633,976

Total Investments	$206,315,135	$633,976	$-	$206,949,111

S&P MidCap Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,453,144,662	$-	$-	$1,453,144,662

Money Market Funds	-	57,323,672	-	57,323,672

Total Investments	$1,453,144,662	$57,323,672	$-	$1,510,468,334

S&P SmallCap 600 QVM Multi-factor ETF

Investments in Securities

Common Stocks & Other Equity Interests	$51,037,604	$-	$-	$51,037,604

Money Market Funds	41,917	93,088	-	135,005

Total Investments	$51,079,521	$93,088	$-	$51,172,609

144

	Level 1	Level 2	Level 3	Total

S&P SmallCap High Dividend Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$21,637,224	$-	$-	$21,637,224

Money Market Funds	24,196	1,263,376	-	1,287,572

Total Investments	$21,661,420	$1,263,376	$-	$22,924,796

S&P SmallCap Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,154,590,902	$-	$-	$1,154,590,902

Money Market Funds	-	66,914,746	-	66,914,746

Total Investments	$1,154,590,902	$66,914,746	$-	$1,221,505,648

S&P SmallCap Quality ETF

Investments in Securities

Common Stocks & Other Equity Interests	$39,974,740	$-	$-	$39,974,740

Money Market Funds	37,806	895,317	-	933,123

Total Investments	$40,012,546	$895,317	$-	$40,907,863

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020:

	2021	2020
	Ordinary Income*	Ordinary Income*	Long-Term Capital Gains

Russell 1000 Enhanced Equal Weight ETF	$62,177	$210,847	$-

Russell 1000 Equal Weight ETF	9,830,643	10,587,171	-

Russell 1000 Low Beta Equal Weight ETF	183,366	1,429,929	-

S&P 500 Enhanced Value ETF	2,498,604	2,147,572	-

S&P 500® ex-Rate Sensitive Low Volatility ETF	693,963	2,309,005	-

S&P 500® High Beta ETF	12,725,571	2,778,271	-

S&P 500® High Dividend Low Volatility ETF	112,794,689	148,884,394	-

S&P 500® Low Volatility ETF	134,891,402	261,808,889	-

S&P 500 Minimum Variance ETF	186,067	53,897	22,380

S&P 500 Momentum ETF	623,950	931,171	-

S&P 500 QVM Multi-factor ETF**	-	-	-

S&P MidCap 400 QVM Multi-factor ETF**	-	-	-

S&P MidCap Low Volatility ETF	20,787,187	83,397,290	-

S&P SmallCap 600 QVM Multi-factor ETF**	-	-	-

S&P SmallCap High Dividend Low Volatility ETF	856,557	1,357,406	-

S&P SmallCap Low Volatility ETF	24,160,014	61,636,699	-

S&P SmallCap Quality ETF	225,371	57,762	-

*	Includes short-term capital gain distributions, if any.
**	For the period June 28, 2021 (commencement of investment operations) through August 31, 2021.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

Russell 1000 Enhanced Equal Weight ETF	$1,245	$478,628	$(5,604,898)	$7,930,705	$2,805,680

Russell 1000 Equal Weight ETF	305,504	110,800,683	(68,641,234)	631,176,055	673,641,008

Russell 1000 Low Beta Equal Weight ETF	-	(117,539)	(28,872,756)	39,228,820	10,238,525

S&P 500 Enhanced Value ETF	927,142	1,858,995	(8,708,436)	151,165,523	145,243,224

S&P 500® ex-Rate Sensitive Low Volatility ETF	7,577	7,017,695	(24,418,069)	69,649,087	52,256,290

145

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

S&P 500® High Beta ETF	$2,780,657	$56,584,938	$(97,895,729)	$1,717,871,487	$1,679,341,353

S&P 500® High Dividend Low Volatility ETF	2,337,189	144,988,152	(646,374,456)	3,533,525,377	3,034,476,262

S&P 500® Low Volatility ETF	-	439,618,822	(1,749,238,174)	9,527,096,600	8,217,477,248

S&P 500 Minimum Variance ETF	52,040	3,027,756	(57,639)	21,254,785	24,276,942

S&P 500 Momentum ETF	72,383	12,729,697	(5,131,783)	80,495,366	88,165,663

S&P 500 QVM Multi-factor ETF	1,729,257	39,985,034	(23,758)	751,164,307	792,854,840

S&P MidCap 400 QVM Multi-factor ETF	328,705	4,127,482	(126,315)	202,219,559	206,549,431

S&P MidCap Low Volatility ETF	891,647	156,807,542	(625,187,123)	1,921,030,008	1,453,542,074

S&P SmallCap 600 QVM Multi-factor ETF	125,928	103,360	(177,861)	51,054,749	51,106,176

S&P SmallCap High Dividend Low Volatility ETF	83,708	1,073,967	(7,025,181)	27,557,253	21,689,747

S&P SmallCap Low Volatility ETF	-	96,414,149	(615,839,542)	1,674,611,436	1,155,186,043

S&P SmallCap Quality ETF	100,978	3,001,191	(2,291,305)	39,219,432	40,030,296

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of August 31, 2021:

	No expiration
	Short-Term	Long-Term	Total*

Russell 1000 Enhanced Equal Weight ETF	$3,295,719	$2,309,179	$5,604,898

Russell 1000 Equal Weight ETF	6,651,757	61,989,477	68,641,234

Russell 1000 Low Beta Equal Weight ETF	17,989,310	10,883,446	28,872,756

S&P 500 Enhanced Value ETF	5,604,855	3,103,581	8,708,436

S&P 500® ex-Rate Sensitive Low Volatility ETF	18,008,201	6,409,868	24,418,069

S&P 500® High Beta ETF	78,430,255	19,465,474	97,895,729

S&P 500® High Dividend Low Volatility ETF	318,248,357	328,126,099	646,374,456

S&P 500® Low Volatility ETF	1,401,317,250	347,920,924	1,749,238,174

S&P 500 Minimum Variance ETF	-	57,639	57,639

S&P 500 Momentum ETF	4,578,039	553,744	5,131,783

S&P 500 QVM Multi-factor ETF	23,758	-	23,758

S&P MidCap 400 QVM Multi-factor ETF	126,315	-	126,315

S&P MidCap Low Volatility ETF	383,309,513	241,877,610	625,187,123

S&P SmallCap 600 QVM Multi-factor ETF	177,861	-	177,861

S&P SmallCap High Dividend Low Volatility ETF	3,362,493	3,662,688	7,025,181

S&P SmallCap Low Volatility ETF	337,494,084	278,345,458	615,839,542

S&P SmallCap Quality ETF	1,947,502	343,803	2,291,305

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended August 31, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Russell 1000 Enhanced Equal Weight ETF	$1,279,692	$1,295,099

Russell 1000 Equal Weight ETF	232,421,310	231,807,098

Russell 1000 Low Beta Equal Weight ETF	4,086,541	3,940,365

S&P 500 Enhanced Value ETF	42,006,715	40,835,856

S&P 500® ex-Rate Sensitive Low Volatility ETF	33,959,099	33,856,858

S&P 500® High Beta ETF	1,140,521,862	1,130,302,846

146

	Purchases	Sales

S&P 500® High Dividend Low Volatility ETF	$1,282,100,032	$1,271,033,187

S&P 500® Low Volatility ETF	5,232,014,001	5,265,084,091

S&P 500 Minimum Variance ETF	2,901,234	2,906,623

S&P 500 Momentum ETF	54,126,816	52,839,035

S&P 500 QVM Multi-factor ETF*	20,988,393	3,405,145

S&P MidCap 400 QVM Multi-factor ETF*	10,994,918	6,449,327

S&P MidCap Low Volatility ETF	946,660,413	944,846,440

S&P SmallCap 600 QVM Multi-factor ETF*	4,261,704	1,240,949

S&P SmallCap High Dividend Low Volatility ETF	16,659,532	16,422,764

S&P SmallCap Low Volatility ETF	933,068,794	928,560,319

S&P SmallCap Quality ETF	26,064,775	25,784,824

*	For the period June 28, 2021 (commencement of investment operations) through August 31, 2021.

For the fiscal year ended August 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered

Russell 1000 Enhanced Equal Weight ETF	$856,356	$1,561,480

Russell 1000 Equal Weight ETF	265,562,808	246,924,860

Russell 1000 Low Beta Equal Weight ETF	25,754,582	27,839,560

S&P 500 Enhanced Value ETF	210,351,709	174,202,691

S&P 500® ex-Rate Sensitive Low Volatility ETF	34,002,179	61,906,065

S&P 500® High Beta ETF	3,339,769,447	2,212,620,339

S&P 500® High Dividend Low Volatility ETF	1,370,854,508	1,453,419,347

S&P 500® Low Volatility ETF	9,011,678,735	11,226,062,375

S&P 500 Minimum Variance ETF	23,042,472	7,387,891

S&P 500 Momentum ETF	125,891,409	128,292,781

S&P 500 QVM Multi-factor ETF*	734,570,893	-

S&P MidCap 400 QVM Multi-factor ETF*	199,967,944	2,337,899

S&P MidCap Low Volatility ETF	727,970,733	1,709,505,897

S&P SmallCap 600 QVM Multi-factor ETF*	49,139,590	1,065,794

S&P SmallCap High Dividend Low Volatility ETF	13,477,123	19,985,670

S&P SmallCap Low Volatility ETF	608,951,039	1,537,476,800

S&P SmallCap Quality ETF	53,853,379	25,124,379

*	For the period June 28, 2021 (commencement of investment operations) through August 31, 2021.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At August 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

Russell 1000 Enhanced Equal Weight ETF	$521,981	$(43,353)	$478,628	$2,354,136

Russell 1000 Equal Weight ETF	133,230,269	(22,429,586)	110,800,683	616,098,800

Russell 1000 Low Beta Equal Weight ETF	131,397	(248,936)	(117,539)	10,577,748

S&P 500 Enhanced Value ETF	6,658,429	(4,799,434)	1,858,995	143,368,903

S&P 500® ex-Rate Sensitive Low Volatility ETF	7,715,976	(698,281)	7,017,695	45,583,928

S&P 500® High Beta ETF	104,137,163	(47,552,225)	56,584,938	1,695,052,084

S&P 500® High Dividend Low Volatility ETF	255,955,482	(110,967,330)	144,988,152	2,950,695,258

S&P 500® Low Volatility ETF	553,294,500	(113,675,678)	439,618,822	7,841,406,828

S&P 500 Minimum Variance ETF	3,336,059	(308,303)	3,027,756	21,708,472

S&P 500 Momentum ETF	13,504,621	(774,924)	12,729,697	75,397,469

S&P 500 QVM Multi-factor ETF	49,534,964	(9,549,930)	39,985,034	752,130,311

147

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

S&P MidCap 400 QVM Multi-factor ETF	$9,573,922	$(5,446,440)	$4,127,482	$202,821,629

S&P MidCap Low Volatility ETF	179,120,622	(22,313,080)	156,807,542	1,353,660,792

S&P SmallCap 600 QVM Multi-factor ETF	2,475,799	(2,372,439)	103,360	51,069,249

S&P SmallCap High Dividend Low Volatility ETF	1,843,061	(769,094)	1,073,967	21,850,829

S&P SmallCap Low Volatility ETF	124,529,411	(28,115,262)	96,414,149	1,125,091,499

S&P SmallCap Quality ETF	4,289,233	(1,288,042)	3,001,191	37,906,672

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2021, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income (Loss)	Realized Gain (Loss)	Beneficial Interest

Russell 1000 Enhanced Equal Weight ETF	$193	$(304,105)	$303,912

Russell 1000 Equal Weight ETF	(9,430)	(84,243,661)	84,253,091

Russell 1000 Low Beta Equal Weight ETF	72,072	(3,052,676)	2,980,604

S&P 500 Enhanced Value ETF	-	(25,103,182)	25,103,182

S&P 500® ex-Rate Sensitive Low Volatility ETF	-	(11,202,558)	11,202,558

S&P 500® High Beta ETF	10,826	(365,752,744)	365,741,918

S&P 500® High Dividend Low Volatility ETF	5,347,230	(238,933,377)	233,586,147

S&P 500® Low Volatility ETF	5,261,262	(1,499,482,482)	1,494,221,220

S&P 500 Minimum Variance ETF	215	(1,085,757)	1,085,542

S&P 500 Momentum ETF	-	(18,562,200)	18,562,200

S&P 500 QVM Multi-factor ETF	-	-	-

S&P MidCap 400 QVM Multi-factor ETF	-	(166,931)	166,931

S&P MidCap Low Volatility ETF	501,588	(314,643,977)	314,142,389

S&P SmallCap 600 QVM Multi-factor ETF	-	(25,232)	25,232

S&P SmallCap High Dividend Low Volatility ETF	16,901	(4,921,172)	4,904,271

S&P SmallCap Low Volatility ETF	2,742,101	(356,205,299)	353,463,198

S&P SmallCap Quality ETF	-	(4,124,855)	4,124,855

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement,

148

Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

149

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of each of the seventeen funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seventeen of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund Name

Invesco Russell 1000 Enhanced Equal Weight ETF (1)

Invesco Russell 1000 Equal Weight ETF (1)

Invesco Russell 1000 Low Beta Equal Weight ETF (1)

Invesco S&P 500 Enhanced Value ETF (1)

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (1)

Invesco S&P 500® High Beta ETF (1)

Invesco S&P 500® High Dividend Low Volatility ETF (1)

Invesco S&P 500® Low Volatility ETF (1)

Invesco S&P 500 Minimum Variance ETF (1)

Invesco S&P 500 Momentum ETF (1)

Invesco S&P 500 QVM Multi-factor ETF (2)

Invesco S&P MidCap 400 QVM Multi-factor ETF (2)

Invesco S&P MidCap Low Volatility ETF (1)

Invesco S&P SmallCap 600 QVM Multi-factor ETF (2)

Invesco S&P SmallCap High Dividend Low Volatility ETF (1)

Invesco S&P SmallCap Low Volatility ETF (1)

Invesco S&P SmallCap Quality ETF (1)

(1) Statement of operations for the year ended August 31, 2021 and statement of changes in net assets for each of the two years in the period ended August 31, 2021

(2) Statements of operations and of changes in net assets for the period June 28, 2021 (commencement of investment operations) through August 31, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting

150

Report of Independent Registered Public Accounting Firm–(continued)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP Chicago, Illinois October 25, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

151

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2021.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Russell 1000 Enhanced Equal Weight ETF (USEQ)

Actual	$1,000.00	$1,163.80	0.29%	$1.58

Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

Invesco Russell 1000 Equal Weight ETF (EQAL)

Actual	1,000.00	1,133.60	0.20	1.08

Hypothetical (5% return before expenses)	1,000.00	1,024.20	0.20	1.02

Invesco Russell 1000 Low Beta Equal Weight ETF (USLB)

Actual	1,000.00	1,166.50	0.35	1.91

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

Invesco S&P 500 Enhanced Value ETF (SPVU)

Actual	1,000.00	1,153.70	0.13	0.71

Hypothetical (5% return before expenses)	1,000.00	1,024.55	0.13	0.66

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF (XRLV)

Actual	1,000.00	1,204.40	0.25	1.39

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

152

Calculating your ongoing Fund expenses—(continued)

				Annualized
	Beginning	Ending		Expense Ratio	Expenses Paid
	Account Value	Account Value		Based on the	During the
	March 1, 2021	August 31, 2021		Six-Month Period	Six-Month Period(1)

Invesco S&P 500® High Beta ETF (SPHB)

Actual	$1,000.00	$1,124.50		0.25%	$1.34

Hypothetical (5% return before expenses)	1,000.00	1,023.95		0.25	1.28

Invesco S&P 500® High Dividend Low Volatility ETF (SPHD)

Actual	1,000.00	1,145.30		0.30	1.62

Hypothetical (5% return before expenses)	1,000.00	1,023.69		0.30	1.53

Invesco S&P 500® Low Volatility ETF (SPLV)

Actual	1,000.00	1,186.60		0.25	1.38

Hypothetical (5% return before expenses)	1,000.00	1,023.95		0.25	1.28

Invesco S&P 500 Minimum Variance ETF (SPMV)

Actual	1,000.00	1,192.10		0.10	0.55

Hypothetical (5% return before expenses)	1,000.00	1,024.70		0.10	0.51

Invesco S&P 500 Momentum ETF (SPMO)

Actual	1,000.00	1,222.70		0.13	0.73

Hypothetical (5% return before expenses)	1,000.00	1,024.55		0.13	0.66

Invesco S&P 500 QVM Multi-factor ETF (QVML)

Actual	1,000.00	1,057.20	(2)	0.11	0.20	(3)

Hypothetical (5% return before expenses)	1,000.00	1,024.65	(2)	0.11	0.56	(3)

Invesco S&P MidCap 400 QVM Multi-factor ETF (QVMM)

Actual	1,000.00	1,021.20	(2)	0.15	0.27	(3)

Hypothetical (5% return before expenses)	1,000.00	1,024.45	(2)	0.15	0.77	(3)

Invesco S&P MidCap Low Volatility ETF (XMLV)

Actual	1,000.00	1,118.50		0.25	1.33

Hypothetical (5% return before expenses)	1,000.00	1,023.95		0.25	1.28

Invesco S&P SmallCap 600 QVM Multi-factor ETF (QVMS)

Actual	1,000.00	1,002.00	(2)	0.15	0.27	(3)

Hypothetical (5% return before expenses)	1,000.00	1,024.45	(2)	0.15	0.77	(3)

Invesco S&P SmallCap High Dividend Low Volatility ETF (XSHD)

Actual	1,000.00	1,071.00		0.30	1.57

Hypothetical (5% return before expenses)	1,000.00	1,023.69		0.30	1.53

Invesco S&P SmallCap Low Volatility ETF (XSLV)

Actual	1,000.00	1,102.00		0.25	1.32

Hypothetical (5% return before expenses)	1,000.00	1,023.95		0.25	1.28

Invesco S&P SmallCap Quality ETF (XSHQ)

Actual	1,000.00	1,046.80		0.29	1.50

Hypothetical (5% return before expenses)	1,000.00	1,023.74		0.29	1.48

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

(2)

The actual ending account value is based on the actual total return of the Fund for the period June 28, 2021 (commencement of investment operations) through August 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

(3)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period June 28, 2021 (commencement of investment operations) to August 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 65/365. Hypothetical expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365.

153

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

	Qualified	Qualified			Business
	Business	Dividend	Corporate Dividends	U.S. Treasury	Interest
	Income*	Income*	Received Deduction*	Obligations*	Income*

Invesco Russell 1000 Enhanced Equal Weight ETF	7%	93%	90%	0%	0%

Invesco Russell 1000 Equal Weight ETF	8%	92%	90%	0%	0%

Invesco Russell 1000 Low Beta Equal Weight ETF	8%	70%	68%	0%	0%

Invesco S&P 500 Enhanced Value ETF	0%	98%	97%	0%	0%

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	0%	100%	100%	0%	0%

Invesco S&P 500® High Beta ETF	3%	97%	95%	0%	0%

Invesco S&P 500® High Dividend Low Volatility ETF	6%	91%	90%	0%	0%

Invesco S&P 500® Low Volatility ETF	0%	100%	100%	0%	0%

Invesco S&P 500 Minimum Variance ETF	0%	96%	89%	0%	0%

Invesco S&P 500 Momentum ETF	0%	99%	98%	0%	0%

Invesco S&P 500 QVM Multi-factor ETF	0%	0%	0%	0%	0%

Invesco S&P MidCap 400 QVM Multi-factor ETF	0%	0%	0%	0%	0%

Invesco S&P MidCap Low Volatility ETF	4%	96%	97%	0%	0%

Invesco S&P SmallCap 600 QVM Multi-factor ETF	0%	0%	0%	0%	0%

Invesco S&P SmallCap High Dividend Low Volatility ETF	22%	77%	76%	0%	0%

Invesco S&P SmallCap Low Volatility ETF	9%	90%	91%	0%	0%

Invesco S&P SmallCap Quality ETF	0%	99%	99%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

154

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	231	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	231	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

155

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	231	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

156

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	231	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

157

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008);Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	231	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	231	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

158

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	231	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

159

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	Past 5 Years	Trustees	the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	231	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	231	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

160

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Interested
Name, Address and Year of Birth	Held	Time	Occupation(s) During	Interested	Trustee During
of Interested Trustee	with Trust	Served*	Past 5 Years	Trustee	the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	231	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

161

Trustees and Officers–(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO and Fund Administration, InvescoAdvisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

162

Trustees and Officers–(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

163

Trustees and Officers–(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

164

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on June 24, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco Capital Management LLC (the “Adviser”) and the Trust for Invesco S&P 500 QVM Multi-factor ETF, Invesco S&P MidCap 400 QVM Multi-factor ETF, Invesco S&P SmallCap 600 QVM Multi-factor ETF, Invesco ESG NASDAQ 100 ETF and Invesco ESG NASDAQ Next Gen 100 ETF (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the proposed unitary advisory fee for each Fund and comparisons to amounts paid by other comparable registered investment companies, (iii) the extent to which economies of scale may be realized as a Fund grows and whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (iv) any benefits to be realized by the Adviser or its affiliates from the Adviser’s relationship with each Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, including the identity of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees noted that each of the Funds’ portfolio managers also manages other ETFs on behalf of the Adviser that are overseen by the Board and that the Board is familiar with the background and experience of the Funds’ portfolio managers. The Trustees also noted other information the Board received and considered at its March 12, 2021 and April 15, 2021 meetings describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. The Trustees reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the median net expense ratios of comparable passive ETFs, open-end (non-ETF) index funds, open-end (non-ETF) actively managed funds and Adviser-identified select peer funds.

The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other operating expenses of each Fund except for brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses. The Trustees noted each Fund’s proposed unitary advisory fee as compared to the median net expense ratio of its Lipper peer groups and select peer group as shown below:

Fund	Passive ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)

Invesco S&P 500 QVM Multi-factor ETF	Lower than median (60)	Lower than median (23)	Lower than median (155)	Lower than median (3)

Invesco S&P MidCap 400 QVM Multi-factor ETF	Lower than median (14)	Higher than median (8)	Lower than median (83)	Lower than median (2)

Invesco S&P SmallCap 600 QVM Multi-factor ETF	Lower than median (52)	Lower than median (32)	Lower than median (205)	Lower than median (3)

Invesco ESG NASDAQ 100 ETF	Higher than median (17)	Higher than median (18)	Lower than median (148)	Higher than median (2)

Invesco ESG NASDAQ Next Gen 100 ETF	Lower than median (11)	Higher than median (3)	Lower than median (101)	Lower than median (2)

Based on all of the information provided, the Board concluded that each Fund’s proposed unitary advisory fee was reasonable and appropriate in light of the administrative, operational and management oversight services to be provided by the Adviser and the related costs in providing such services.

165

Approval of Investment Advisory Contracts–(continued)

In conjunction with their review of the unitary advisory fee, the Trustees considered that the Adviser did not provide a profitability analysis for the Adviser in managing the Funds because the Funds had not yet commenced operations. However, the Trustees noted other information the Board received and considered at its March 12, 2021 and April 15, 2021 meetings on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the proposed unitary advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of that Fund, and they concluded that the unitary advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees considered that the Adviser identified no additional benefits that it would derive from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits to be received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for affiliated money market cash management vehicles. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits to be received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund. No single factor was determinative in the Board’s analysis.

166

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 71 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF	Invesco S&P 500® Enhanced Value ETF
Invesco California AMT-Free Municipal Bond ETF	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF
Invesco CEF Income Composite ETF	Invesco S&P 500® High Beta ETF
Invesco China Technology ETF	Invesco S&P 500® High Dividend Low Volatility ETF
Invesco DWA Developed Markets Momentum ETF	Invesco S&P 500® Low Volatility ETF
Invesco DWA Emerging Markets Momentum ETF	Invesco S&P 500 Minimum Variance ETF
Invesco DWA SmallCap Momentum ETF	Invesco S&P 500® Momentum ETF
Invesco Emerging Markets Sovereign Debt ETF	Invesco S&P 500 Revenue ETF
Invesco FTSE International Low Beta Equal Weight ETF	Invesco S&P Emerging Markets Low Volatility ETF
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Invesco S&P Emerging Markets Momentum ETF
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	Invesco S&P International Developed High Dividend Low
Invesco FTSE RAFI Emerging Markets ETF	Volatility ETF
Invesco Fundamental High Yield® Corporate Bond ETF	Invesco S&P International Developed Low Volatility ETF
Invesco Fundamental Investment Grade Corporate Bond ETF	Invesco S&P International Developed Momentum ETF
Invesco Global Clean Energy ETF	Invesco S&P International Developed Quality ETF
Invesco Global Short Term High Yield Bond ETF	Invesco S&P MidCap 400 Revenue ETF
Invesco Global Water ETF	Invesco S&P MidCap Low Volatility ETF
Invesco International BuyBack Achievers™ ETF	Invesco S&P SmallCap 600 Revenue ETF
Invesco International Corporate Bond ETF	Invesco S&P SmallCap Consumer Discretionary ETF
Invesco KBW Bank ETF	Invesco S&P SmallCap Consumer Staples ETF
Invesco KBW High Dividend Yield Financial ETF	Invesco S&P SmallCap Energy ETF
Invesco KBW Premium Yield Equity REIT ETF	Invesco S&P SmallCap Financials ETF
Invesco KBW Property & Casualty Insurance ETF	Invesco S&P SmallCap Health Care ETF
Invesco KBW Regional Banking ETF	Invesco S&P SmallCap High Dividend Low Volatility ETF
Invesco National AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Industrials ETF
Invesco New York AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Information Technology ETF
Invesco Preferred ETF	Invesco S&P SmallCap Low Volatility ETF
Invesco PureBetaSM 0-5 Yr US TIPS ETF	Invesco S&P SmallCap Materials ETF
Invesco PureBetaSM FTSE Developed ex-North America ETF	Invesco S&P SmallCap Quality ETF
Invesco PureBetaSM FTSE Emerging Markets ETF	Invesco S&P SmallCap Utilities & Communication Services ETF
Invesco PureBetaSM MSCI USA ETF	Invesco S&P Ultra Dividend Revenue ETF
Invesco PureBetaSM MSCI USA Small Cap ETF	Invesco Senior Loan ETF
Invesco PureBetaSM US Aggregate Bond ETF	Invesco Taxable Municipal Bond ETF
Invesco Russell 1000 Enhanced Equal Weight ETF	Invesco Treasury Collateral ETF
Invesco Russell 1000 Equal Weight ETF	Invesco Variable Rate Preferred ETF
Invesco Russell 1000 Low Beta Equal Weight ETF	Invesco VRDO Tax-Free ETF

Also at the April 15, 2021 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of

167

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the ten-year period for Invesco VRDO Tax-Free ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for the Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

•	0.04%: Invesco PureBetaSM MSCI USA ETF

•	0.05%: Invesco PureBetaSM US Aggregate Bond ETF

•	0.06%: Invesco PureBetaSM MSCI USA Small Cap ETF

•	0.07%: Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF

•	0.08%: Invesco Treasury Collateral ETF

•	0.10%: Invesco S&P 500 Minimum Variance ETF

•	0.13%: Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

•	0.14%: Invesco PureBetaSM FTSE Emerging Markets ETF

•	0.20%: Invesco Russell 1000 Equal Weight ETF

•	0.22%: Invesco Fundamental Investment Grade Corporate Bond ETF

168

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

•

0.25%: Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free ETF

•	0.28%: Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

•

0.29%: Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

•	0.30%: Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

•

0.35%: Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF

•	0.39%: Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P Ultra Dividend Revenue ETF

•	0.45%: Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF

•	0.49%: Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

•

0.50%: Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

•	0.55%: Invesco International BuyBack Achievers™ ETF

•	0.60%: Invesco DWA SmallCap Momentum ETF

•	0.65%: Invesco Senior Loan ETF

•	0.70%: Invesco China Technology ETF

•	0.75%: Invesco Global Clean Energy ETF, Invesco Global Water ETF

•	0.80%: Invesco DWA Developed Markets Momentum ETF

•	0.90%: Invesco DWA Emerging Markets Momentum ETF

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco 1-30 Laddered Treasury ETF			X

Invesco California AMT-Free Municipal Bond ETF		N/A	X

Invesco CEF Income Composite ETF	X	N/A	X

Invesco China Technology ETF		N/A	X

Invesco DWA Developed Markets Momentum ETF			X

169

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco DWA Emerging Markets Momentum ETF			X

Invesco DWA SmallCap Momentum ETF			X

Invesco Emerging Markets Sovereign Debt ETF			X

Invesco FTSE International Low Beta Equal Weight ETF		X	X

Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF		X	X

Invesco FTSE RAFI Emerging Markets ETF	X		X

Invesco Fundamental High Yield® Corporate Bond ETF		X	X

Invesco Fundamental Investment Grade Corporate Bond ETF			X

Invesco Global Clean Energy ETF		N/A	X

Invesco Global Short Term High Yield Bond ETF	X	N/A	X

Invesco Global Water ETF		X	X

Invesco International BuyBack AchieversTM ETF			X

Invesco International Corporate Bond ETF			X

Invesco KBW Bank ETF	X		X

Invesco KBW High Dividend Yield Financial ETF	X		X

Invesco KBW Premium Yield Equity REIT ETF	X		X

Invesco KBW Property & Casualty Insurance ETF	X		X

Invesco KBW Regional Banking ETF	X		X

Invesco National AMT-Free Municipal Bond ETF			X

Invesco New York AMT-Free Municipal Bond ETF		N/A	X

Invesco Preferred ETF		N/A	X

Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X

Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X

Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X

Invesco PureBetaSM MSCI USA ETF	X	X	X

Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X

Invesco PureBetaSM US Aggregate Bond ETF	X	X	X

Invesco Russell 1000 Enhanced Equal Weight ETF			X

Invesco Russell 1000 Equal Weight ETF	X		X

Invesco Russell 1000 Low Beta Equal Weight ETF			X

Invesco S&P 500 Enhanced Value ETF	X		X

Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X

Invesco S&P 500® High Beta ETF	X		X

Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X

Invesco S&P 500® Low Volatility ETF	X		X

Invesco S&P 500 Minimum Variance ETF	X	X	X

Invesco S&P 500 Momentum ETF	X	X	X

Invesco S&P 500 Revenue ETF			X

Invesco S&P Emerging Markets Low Volatility ETF	X		X

Invesco S&P Emerging Markets Momentum ETF	X		X

Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X

Invesco S&P International Developed Low Volatility ETF	X		X

Invesco S&P International Developed Momentum ETF	X	N/A	X

Invesco S&P International Developed Quality ETF	X	N/A	X

Invesco S&P MidCap 400 Revenue ETF			X

170

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median*	Peer Median

Invesco S&P MidCap Low Volatility ETF	X		X

Invesco S&P SmallCap 600 Revenue ETF		X	X

Invesco S&P SmallCap Consumer Discretionary ETF	X		X

Invesco S&P SmallCap Consumer Staples ETF	X		X

Invesco S&P SmallCap Energy ETF	X		X

Invesco S&P SmallCap Financials ETF	X		X

Invesco S&P SmallCap Health Care ETF	X		X

Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X

Invesco S&P SmallCap Industrials ETF	X		X

Invesco S&P SmallCap Information Technology ETF	X		X

Invesco S&P SmallCap Low Volatility ETF	X		X

Invesco S&P SmallCap Materials ETF	X		X

Invesco S&P SmallCap Quality ETF	X		X

Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X

Invesco S&P Ultra Dividend Revenue ETF		X	X

Invesco Senior Loan ETF	X	X	X

Invesco Taxable Municipal Bond ETF		N/A	X

Invesco Treasury Collateral ETF	X		X

Invesco Variable Rate Preferred ETF		X	X

Invesco VRDO Tax-Free ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Clean Energy ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect

171

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 15, 2021. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 12 and April 15, 2021 Board meetings, and Invesco Advisers, Inc., in connection with the April 15, 2021 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

172

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund on the excess cash invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ and other Invesco ETFs’ excess cash invested in the money market funds. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

173

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST2-HBLV-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

August 31, 2021

RWL    Invesco S&P 500 Revenue ETF

RWK   Invesco S&P MidCap 400 Revenue ETF

RWJ    Invesco S&P SmallCap 600 Revenue ETF

RDIV   Invesco S&P Ultra Dividend Revenue ETF

2

The Market Environment

Domestic Equity

Despite a September selloff, US equity markets posted gains in the third quarter of 2020 as the US Federal Reserve (the Fed) extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new coronavirus (COVID-19) infections in many regions, combined with optimism about progress on a COVID-19 vaccine, further boosted stocks. October 2020 saw increased volatility as COVID-19 infection rates rose to record highs in the US and Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the fourth quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at calendar year-end to 1.63%1 at the August 31, 2021 fiscal year-end. Approval of a third COVID-19 vaccine in February 2021 boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. For both June and July, the Consumer Price Index (CPI) reported a 5.4% increase over the last 12 months, the biggest 12-month increase since August 2008.2 Even with evidence of higher prices, the Fed declined to raise interest rates at its July Federal Open Market Committee (FOMC) meeting. Despite ending the period on an up month, the US stock market saw continued volatility in August due to increasing COVID-19 infection rates in the US and abroad, as well as continued concerns over inflation. For the fiscal year ended August 31, 2021, the S&P 500 Index returned 31.17%.3

[1]	Source: Bloomberg LP

[2]	Source: Bureau of Labor Statistics, July 13, 2021

[3]	Source: Lipper Inc.

3

RWL	Management’s Discussion of Fund Performance
Invesco S&P 500 Revenue ETF (RWL)

As an index fund, the Invesco S&P 500 Revenue ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Revenue-Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is designed to measure the performance of positive revenue-producing constituent securities of the S&P 500® Index (the “Parent Index”). Unlike the Parent Index, which employs a market-capitalization weighted methodology, the Index weights each constituent security based on the sum of the company’s revenues for the trailing four quarters, subject to a maximum 5% per company weighting. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 37.13%. On a net asset value (“NAV”) basis, the Fund returned 37.38%. During the same time period, the Index returned 37.95%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, the effects of which were compounded during a time period of high return, as well as trading costs associated with portfolio rebalances the Fund incurred during the period.

For the fiscal year ended August 31, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. No sector detracted from the Fund’s performance during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Ford Motor Co., a consumer discretionary company (portfolio average weight of 1.09%) and CVS Health Corp., a health care company (portfolio average weight of 2.17%). Positions that detracted most significantly from the Fund’s return during the period included Lockheed Martin Corp., an industrials company (portfolio average weight of 0.50%) and Verizon Communications Inc., a communication services company (portfolio average weight of 1.00%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Health Care	19.18
Consumer Staples	13.38
Consumer Discretionary	13.37
Financials	13.14
Information Technology	12.14
Industrials	9.44
Communication Services	8.54
Energy	4.46
Sector Types Each Less Than 3%	6.26
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Walmart, Inc.	4.64
Amazon.com, Inc.	3.41
Apple, Inc.	3.04
UnitedHealth Group, Inc.	2.16
CVS Health Corp.	2.15
McKesson Corp.	1.95
Berkshire Hathaway, Inc., Class B	1.94
Costco Wholesale Corp.	1.75
AmerisourceBergen Corp.	1.57
Microsoft Corp.	1.47
Total	24.08

*	Excluding money market fund holdings.

4

Invesco S&P 500 Revenue ETF (RWL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Revenue-Weighted Index	37.95%	14.48%	50.02%	15.14%	102.33%	15.41%	319.37%	10.92%	306.48%
S&P 500® Index	31.17	18.07	64.61	18.02	128.95	16.34	354.24	11.65	344.12
Fund
NAV Return	37.38	14.07	48.42	14.70	98.48	14.92	301.88	10.42	282.12
Market Price Return	37.13	14.07	48.42	14.67	98.30	14.94	302.29	10.42	282.14

Oppenheimer S&P 500 Revenue ETF (the “Predecessor Fund”) Predecessor Fund Inception: February 19, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

5

RWK	Management’s Discussion of Fund Performance
Invesco S&P MidCap 400 Revenue ETF (RWK)

As an index fund, the Invesco S&P MidCap 400 Revenue ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Revenue-Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is designed to measure the performance of positive revenue-producing constituent securities of the S&P MidCap 400® Index (the “Parent Index”), an index comprised of common stocks of approximately 400 mid-cap companies that generally represent the mid-cap universe of the U.S. equity market. Unlike the Parent Index, which employs a market-capitalization weighted methodology, the Index weights each constituent security based on the sum of the company’s revenues for the trailing four quarters, subject to a maximum 5% per company weighting. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 62.32%. On a net asset value (“NAV”) basis, the Fund returned 62.54%. During the same time period, the Index returned 63.12%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, the effects of which were compounded during a time period of high return, as well as trading costs associated with portfolio rebalances the Fund incurred during the period.

For the fiscal year ended August 31, 2021, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the industrials and information technology sectors, respectively. No sector detracted from the Fund’s performance during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included Kohl’s Corp., a consumer discretionary company (portfolio average weight of 1.23%) and Tenet Healthcare Corp., a health care company (portfolio average weight of 1.35%). Positions that detracted most significantly from the Fund’s return during the period included PBF Energy, Inc., Class A, an energy company (no longer held at fiscal year-end) and Sally Beauty Holdings, Inc., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Consumer Discretionary	21.35
Industrials	21.32
Information Technology	14.21
Financials	12.45
Materials	7.85
Health Care	6.89
Consumer Staples	6.63
Real Estate	3.23
Sector Types Each Less Than 3%	6.01
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Arrow Electronics, Inc.	2.26
Jabil, Inc.	2.22
AutoNation, Inc.	1.77
SYNNEX Corp.	1.76
Molina Healthcare, Inc.	1.69
Tenet Healthcare Corp.	1.44
Jones Lang LaSalle, Inc.	1.40
BJ’s Wholesale Club Holdings, Inc.	1.36
Kohl’s Corp.	1.34
ManpowerGroup, Inc.	1.33
Total	16.57

*	Excluding money market fund holdings.

6

Invesco S&P MidCap 400 Revenue ETF (RWK) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P MidCap 400® Revenue-Weighted Index	63.12%	14.06%	48.38%	14.33%	95.36%	14.69%	293.77%	11.87%	355.80%
S&P MidCap 400® Index	44.77	12.18	41.18	13.74	90.36	13.90	267.60	11.21	320.98
Fund
NAV Return	62.54	13.69	46.96	13.93	91.94	14.09	273.74	11.25	322.66
Market Price Return	62.32	13.69	46.94	13.91	91.82	14.09	273.67	11.24	322.52

Oppenheimer S&P MidCap 400 ETF (the “Predecessor Fund”) Predecessor Fund Inception: February 20, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

7

RWJ	Management’s Discussion of Fund Performance
Invesco S&P SmallCap 600 Revenue ETF (RWJ)

As an index fund, the Invesco S&P SmallCap 600 Revenue ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Revenue-Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is designed to measure the performance of positive revenue-producing constituent securities of the S&P SmallCap 600® Index (the “Parent Index”), an index comprised of common stocks of approximately 600 small-cap companies that generally represent the small-cap universe of the U.S. equity market. Unlike the Parent Index, which employs a market- capitalization weighted methodology, the Index weights each constituent security based on the sum of the company’s revenues for the trailing four quarters, subject to a maximum 5% per company weighting. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 88.42%. On a net asset value (“NAV”) basis, the Fund returned 88.75%. During the same time period, the Index returned 89.17%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

For the fiscal year ended August 31, 2021, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the industrials and health care sectors, respectively. No sector detracted from the Fund’s performance during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included GameStop Corp., Class A, a consumer discretionary company (no longer held at fiscal year-end) and Macy’s, Inc., a consumer discretionary company (portfolio average weight of 2.33%). Positions that detracted most significantly from the Fund’s return during the period included Oasis Petroleum, Inc., an energy company (no longer held at fiscal year-end) and Garrett Motion., Inc., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Consumer Discretionary	25.73
Industrials	19.32
Financials	10.49
Consumer Staples	9.85
Information Technology	9.52
Health Care	8.34
Materials	6.62
Energy	4.42
Sector Types Each Less Than 3%	5.71
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
United Natural Foods, Inc.	3.46
Macy’s, Inc.	2.81
Core-Mark Holding Co., Inc.	2.04
Group 1 Automotive, Inc.	1.44
Sonic Automotive, Inc., Class A	1.37
SpartanNash Co.	1.17
Community Health Systems, Inc.	1.11
ODP Corp. (The)	1.09
PBF Energy, Inc., Class A	1.08
Veritiv Corp.	1.08
Total	16.65

*	Excluding money market fund holdings.

8

Invesco S&P SmallCap 600 Revenue ETF (RWJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Revenue-Weighted Index	89.17%	16.14%	56.66%	16.55%	115.07%	16.16%	347.18%	13.76%	471.81%
S&P SmallCap 600® Index	53.97	9.16	30.07	14.28	94.88	14.73	294.99	11.61	341.95
Fund
NAV Return	88.75	16.06	56.35	16.37	113.42	15.68	329.14	13.14	431.52
Market Price Return	88.42	16.05	56.30	16.34	113.11	15.66	328.56	13.13	430.85

Oppenheimer S&P SmallCap 600 Revenue ETF (the ‘‘Predecessor Fund’’) Predecessor Fund Inception: February 19, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

9

RDIV	Management’s Discussion of Fund Performance
Invesco S&P Ultra Dividend Revenue ETF (RDIV)

As an index fund, the Invesco S&P Ultra Dividend Revenue ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 900® Dividend Revenue-Weighted Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is designed to measure the performance of positive revenue-producing constituent securities of the S&P 900® Index (the “Parent Index” or “Benchmark Index”), an index comprised of common stocks of approximately 900 mid- and large-cap companies, and is created by combining the S&P 500® Index and S&P MidCap® 400 Index to form an investable benchmark for the large- and mid-cap universe of the U.S. equity market. From a universe of components of the Parent Index, the Index (1) excludes securities that do not currently pay a dividend and (2) excludes securities whose revenues over the last 12 months are unavailable or not positive. Of the remaining eligible securities, the Index excludes the top 5% of securities by dividend yield and the top 5% of securities within each sector by dividend payout ratio. The top 60 remaining securities by dividend yield are included in the Index. Unlike the Parent Index, which employs a market-capitalization weighted methodology, the Index weights each constituent security based on the sum of the company’s revenues for the trailing four quarters, subject to a maximum 5% per company weighting. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended August 31, 2021, on a market price basis, the Fund returned 52.06%. On a net asset value (“NAV”) basis, the Fund returned 52.38%. During the same time period, the Index returned 53.08%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, the effects of which were compounded during a time period of high return, as well as trading costs associated with portfolio rebalances the Fund incurred during the period.

During this same time period, the Benchmark Index returned 31.94%. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large- and mid-cap stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a revenue weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials and energy sectors and most underweight in the information technology and consumer discretionary sectors during the fiscal year ended August 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight and security selection in the financials and materials sectors.

For the fiscal year ended August 31, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the materials and energy sectors, respectively. No sector detracted from the Fund’s performance during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended August 31, 2021, included LyondellBasell Industries NV, Class A, a materials company (portfolio average weight of 5.09%) and MetLife Inc., a financials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during the period included Valero Energy Corp., an energy company (no longer held at fiscal year-end) and Kinder Morgan, Inc., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Utilities	19.97
Financials	18.77
Information Technology	15.02
Materials	13.14
Communication Services	9.95
Health Care	5.35
Consumer Staples	5.28
Energy	5.18
Real Estate	5.03
Consumer Discretionary	2.07
Money Market Funds Plus Other Assets Less Liabilities	0.24

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Pfizer, Inc.	5.35
Hewlett Packard Enterprise Co.	5.31
Walgreens Boots Alliance, Inc.	5.28
LyondellBasell Industries N.V., Class A	5.03
Southern Co. (The)	4.98
International Paper Co.	4.86
International Business Machines Corp.	4.81
Phillips 66	4.77
Verizon Communications, Inc.	4.76
Dominion Energy, Inc.	3.43
Total	48.58

*	Excluding money market fund holdings.

10

Invesco S&P Ultra Dividend Revenue ETF (RDIV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P 900® Dividend Revenue-Weighted Index	53.08%	6.60%	21.13%	9.64%	58.40%	11.56%	137.82%
S&P 900® Index	31.94	17.69	63.00	17.73	126.21	15.34	209.54
Fund
NAV Return	52.38	6.37	20.37	9.27	55.77	10.98	128.21
Market Price Return	52.06	6.34	20.26	9.25	55.66	10.98	128.11

Oppenheimer S&P Ultra Dividend Revenue ETF (the “Predecessor Fund’’) Predecessor Fund Inception: September 30, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on May 24, 2019, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

11

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

12

Invesco S&P 500 Revenue ETF (RWL)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Communication Services-8.54%
Activision Blizzard, Inc.	7,167	$590,346
Alphabet, Inc., Class A(b)	3,328	9,631,066
Alphabet, Inc., Class C(b)	3,217	9,359,025
AT&T, Inc.	485,250	13,305,555
Charter Communications, Inc., Class A(b)	5,864	4,788,894
Comcast Corp., Class A	150,736	9,146,660
Discovery, Inc., Class A(b)(c)	14,307	412,614
Discovery, Inc., Class C(b)	15,234	420,306
DISH Network Corp., Class A(b)	34,301	1,495,181
Electronic Arts, Inc.	3,172	460,606
Facebook, Inc., Class A(b)	23,445	8,894,564
Fox Corp., Class A	13,442	503,268
Fox Corp., Class B	14,088	487,867
Interpublic Group of Cos., Inc. (The)	21,490	800,073
Live Nation Entertainment, Inc.(b)(c)	757	65,632
Lumen Technologies, Inc.	111,629	1,373,037
Netflix, Inc.(b)	4,462	2,539,726
News Corp., Class A	13,423	301,615
News Corp., Class B	14,107	310,777
Omnicom Group, Inc.	12,906	944,977
Take-Two Interactive Software, Inc.(b)	1,473	237,477
T-Mobile US, Inc.(b)	43,579	5,971,195
Twitter, Inc.(b)	5,333	343,978
Verizon Communications, Inc.	185,884	10,223,620
ViacomCBS, Inc., Class B	51,623	2,139,773
Walt Disney Co. (The)(b)	26,969	4,889,480

		89,637,312

Consumer Discretionary-13.37%
Advance Auto Parts, Inc.	4,411	894,771
Amazon.com, Inc.(b)	10,303	35,759,549
Aptiv PLC(b)	7,249	1,103,225
AutoZone, Inc.(b)	842	1,304,384
Bath & Body Works, Inc.	16,166	1,090,882
Best Buy Co., Inc.	36,217	4,219,643
Booking Holdings, Inc.(b)	214	492,129
BorgWarner, Inc.	18,430	786,592
Caesars Entertainment, Inc.(b)	3,500	355,705
CarMax, Inc.(b)	13,289	1,663,916
Carnival Corp.(b)(c)	2,280	55,039
Chipotle Mexican Grill, Inc.(b)	398	757,525
D.R. Horton, Inc.	22,331	2,135,290
Darden Restaurants, Inc.	3,632	547,161
Dollar General Corp.	13,273	2,958,684
Dollar Tree, Inc.(b)	21,001	1,901,431
Domino’s Pizza, Inc.	776	401,107
eBay, Inc.	13,925	1,068,605
Etsy, Inc.(b)(c)	1,007	217,774
Expedia Group, Inc.(b)	1,996	288,422
Ford Motor Co.(b)	695,018	9,056,085
Gap, Inc. (The)	39,772	1,063,106
Garmin Ltd.	2,491	434,505
General Motors Co.(b)	163,651	8,020,536
Genuine Parts Co.	10,752	1,313,787
Hanesbrands, Inc.	28,764	537,312
Hasbro, Inc.	4,609	453,111
Hilton Worldwide Holdings, Inc.(b)	2,100	262,206

	Shares	Value
Consumer Discretionary-(continued)
Home Depot, Inc. (The)	37,433	$12,209,896
Las Vegas Sands Corp.(b)	4,459	198,916
Leggett & Platt, Inc.	6,653	321,939
Lennar Corp., Class A	20,581	2,208,547
LKQ Corp.(b)	19,538	1,029,457
Lowe’s Cos., Inc.	40,704	8,299,139
Marriott International, Inc., Class A(b)	4,707	636,104
McDonald’s Corp.	6,796	1,613,778
MGM Resorts International	8,635	368,024
Mohawk Industries, Inc.(b)	4,204	831,383
Newell Brands, Inc.	28,591	726,497
NIKE, Inc., Class B	24,005	3,954,584
Norwegian Cruise Line Holdings Ltd.(b)(c)	97	2,506
NVR, Inc.(b)	143	740,731
O’Reilly Automotive, Inc.(b)	1,883	1,118,653
Penn National Gaming, Inc.(b)(c)	3,641	295,285
Pool Corp.	830	410,269
PulteGroup, Inc.	17,305	932,047
PVH Corp.(b)	5,712	598,560
Ralph Lauren Corp.	2,947	342,235
Ross Stores, Inc.	10,368	1,227,571
Royal Caribbean Cruises Ltd.(b)	209	17,291
Starbucks Corp.	17,366	2,040,331
Tapestry, Inc.(b)	8,969	361,630
Target Corp.	34,666	8,561,809
Tesla, Inc.(b)	4,849	3,567,506
TJX Cos., Inc. (The)	47,400	3,446,928
Tractor Supply Co.	5,101	990,869
Ulta Beauty, Inc.(b)	1,675	648,744
Under Armour, Inc., Class A(b)(c)	9,147	211,662
Under Armour, Inc., Class C(b)	10,665	213,940
VF Corp.	9,205	703,906
Whirlpool Corp.	7,440	1,648,183
Wynn Resorts Ltd.(b)	1,209	122,943
Yum! Brands, Inc.	4,031	528,182

		140,272,527

Consumer Staples-13.38%
Altria Group, Inc.	34,061	1,710,884
Archer-Daniels-Midland Co.	85,186	5,111,160
Brown-Forman Corp., Class B	3,604	253,073
Campbell Soup Co.	15,925	664,550
Church & Dwight Co., Inc.	4,799	401,484
Clorox Co. (The)	3,508	589,519
Coca-Cola Co. (The)	49,218	2,771,466
Colgate-Palmolive Co.	16,369	1,275,964
Conagra Brands, Inc.	25,763	853,271
Constellation Brands, Inc., Class A	2,977	628,564
Costco Wholesale Corp.	40,225	18,322,085
Estee Lauder Cos., Inc. (The), Class A	4,023	1,369,791
General Mills, Inc.	24,415	1,411,431
Hershey Co. (The)	3,953	702,448
Hormel Foods Corp.	16,577	754,917
JM Smucker Co. (The)	4,811	594,976
Kellogg Co.	17,523	1,106,402
Kimberly-Clark Corp.	11,914	1,641,868
Kraft Heinz Co. (The)	49,867	1,794,713
Kroger Co. (The)	281,556	12,960,023

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2021

	Shares	Value
Consumer Staples-(continued)
Lamb Weston Holdings, Inc.	3,442	$224,246
McCormick & Co., Inc.	5,408	466,656
Molson Coors Beverage Co., Class B	12,923	614,230
Mondelez International, Inc., Class A	34,839	2,162,457
Monster Beverage Corp.(b)	4,177	407,550
PepsiCo, Inc.	39,705	6,209,465
Philip Morris International, Inc.	24,339	2,506,917
Procter & Gamble Co. (The)	45,705	6,507,935
Sysco Corp.	45,435	3,618,898
Tyson Foods, Inc., Class A	46,067	3,617,181
Walgreens Boots Alliance, Inc.	205,970	10,452,978
Walmart, Inc.	328,996	48,724,308

		140,431,410

Energy-4.46%
APA Corp.	17,980	350,250
Baker Hughes Co., Class A	63,436	1,445,072
Cabot Oil & Gas Corp.	7,147	113,566
Chevron Corp.	73,585	7,120,820
ConocoPhillips	31,102	1,727,094
Devon Energy Corp.	15,663	462,842
Diamondback Energy, Inc.	2,916	224,940
EOG Resources, Inc.	10,081	680,669
Exxon Mobil Corp.	241,289	13,155,076
Halliburton Co.	43,855	876,223
Hess Corp.	4,363	299,956
Kinder Morgan, Inc.	61,380	998,653
Marathon Oil Corp.	19,778	232,392
Marathon Petroleum Corp.	94,626	5,608,483
NOV, Inc.(b)	26,332	346,792
Occidental Petroleum Corp.	49,385	1,268,701
ONEOK, Inc.	14,587	766,109
Phillips 66	58,807	4,180,590
Pioneer Natural Resources Co.	4,073	609,606
Schlumberger N.V.	50,177	1,406,963
Valero Energy Corp.	64,417	4,271,491
Williams Cos., Inc. (The)	24,817	612,732

		46,759,020

Financials-13.14%
Aflac, Inc.	33,296	1,887,217
Allstate Corp. (The)	29,493	3,989,813
American Express Co.	18,355	3,046,196
American International Group, Inc.	69,285	3,780,190
Ameriprise Financial, Inc.	3,956	1,079,632
Aon PLC, Class A(c)	3,719	1,066,832
Arthur J. Gallagher & Co.	4,063	583,528
Assurant, Inc.	5,022	854,292
Bank of America Corp.	188,205	7,857,559
Bank of New York Mellon Corp. (The)	25,842	1,426,995
Berkshire Hathaway, Inc., Class B(b)	71,387	20,400,263
BlackRock, Inc.	1,686	1,590,387
Capital One Financial Corp.	15,749	2,613,862
Cboe Global Markets, Inc.	2,517	317,520
Charles Schwab Corp. (The)	15,724	1,145,493
Chubb Ltd.	18,934	3,482,341
Cincinnati Financial Corp.	6,634	818,636
Citigroup, Inc.	90,803	6,529,644
Citizens Financial Group, Inc.	12,799	560,468
CME Group, Inc., Class A	1,779	358,860
Comerica, Inc.	3,277	242,203

	Shares	Value
Financials-(continued)
Discover Financial Services	8,396	$1,076,535
Everest Re Group Ltd.	3,345	886,090
Fifth Third Bancorp	14,631	568,561
First Republic Bank	1,967	391,315
Franklin Resources, Inc.	15,796	512,422
Globe Life, Inc.	3,830	367,948
Goldman Sachs Group, Inc. (The)	13,456	5,564,191
Hartford Financial Services Group, Inc. (The)	26,268	1,765,735
Huntington Bancshares, Inc.(c)	28,784	447,015
Intercontinental Exchange, Inc.	5,815	695,067
Invesco Ltd.(d)	17,743	449,253
JPMorgan Chase & Co.	70,560	11,286,072
KeyCorp	27,490	558,597
Lincoln National Corp.	21,234	1,457,714
Loews Corp.	19,106	1,067,452
M&T Bank Corp.	3,152	441,312
MarketAxess Holdings, Inc.	140	66,629
Marsh & McLennan Cos., Inc.	10,406	1,635,823
MetLife, Inc.	83,549	5,180,038
Moody’s Corp.	1,365	519,751
Morgan Stanley	50,759	5,300,762
MSCI, Inc.	318	201,797
Nasdaq, Inc.	2,816	551,316
Northern Trust Corp.	4,160	493,043
People’s United Financial, Inc.	9,480	155,756
PNC Financial Services Group, Inc. (The)	7,496	1,432,486
Principal Financial Group, Inc.	16,913	1,129,958
Progressive Corp. (The)	39,387	3,794,544
Prudential Financial, Inc.	47,189	4,996,371
Raymond James Financial, Inc.	5,437	760,636
Regions Financial Corp.	25,018	511,118
S&P Global, Inc.	1,600	710,112
State Street Corp.	10,894	1,012,162
SVB Financial Group(b)	658	368,151
Synchrony Financial	20,153	1,002,612
T. Rowe Price Group, Inc.	2,777	621,687
Travelers Cos., Inc. (The)	17,258	2,756,275
Truist Financial Corp.	34,251	1,954,362
U.S. Bancorp	32,533	1,867,069
Unum Group	35,984	957,894
W.R. Berkley Corp.	9,039	680,727
Wells Fargo & Co.	155,346	7,099,312
Willis Towers Watson PLC	3,036	670,106
Zions Bancorporation N.A.	4,327	250,533

		137,848,240

Health Care-19.18%
Abbott Laboratories	27,998	3,538,107
AbbVie, Inc.	35,813	4,325,494
ABIOMED, Inc.(b)	244	88,806
Agilent Technologies, Inc.	3,331	584,491
Align Technology, Inc.(b)	397	281,473
AmerisourceBergen Corp.	134,736	16,466,087
Amgen, Inc.	8,458	1,907,533
Anthem, Inc.	26,713	10,020,848
Baxter International, Inc.	11,782	898,024
Becton, Dickinson and Co.	6,374	1,604,336
Biogen, Inc.(b)	2,057	697,138
Bio-Rad Laboratories, Inc., Class A(b)	387	311,465
Boston Scientific Corp.(b)	19,336	873,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2021

	Shares	Value
Health Care-(continued)
Bristol-Myers Squibb Co.	52,394	$3,503,063
Cardinal Health, Inc.	217,149	11,398,151
Catalent, Inc.(b)	2,826	368,623
Centene Corp.(b)	133,779	8,425,401
Cerner Corp.	5,532	422,368
Charles River Laboratories International, Inc.(b)	716	317,804
Cigna Corp.	55,481	11,742,554
Cooper Cos., Inc. (The)	582	262,313
CVS Health Corp.	260,778	22,528,611
Danaher Corp.	8,285	2,685,666
DaVita, Inc.(b)	7,732	1,011,114
DENTSPLY SIRONA, Inc.	4,364	269,259
DexCom, Inc.(b)	447	236,651
Edwards Lifesciences Corp.(b)	3,664	429,348
Eli Lilly and Co.	9,389	2,425,085
Gilead Sciences, Inc.	30,467	2,217,388
HCA Healthcare, Inc.	20,454	5,174,453
Henry Schein, Inc.(b)	11,022	833,153
Hologic, Inc.(b)	6,886	545,027
Humana, Inc.	15,534	6,297,794
IDEXX Laboratories, Inc.(b)	432	291,064
Illumina, Inc.(b)	635	290,297
Incyte Corp.(b)	2,678	204,840
Intuitive Surgical, Inc.(b)	454	478,316
IQVIA Holdings, Inc.(b)	4,062	1,055,023
Johnson & Johnson	41,996	7,270,767
Laboratory Corp. of America Holdings(b)	4,847	1,470,483
McKesson Corp.	100,262	20,467,485
Medtronic PLC	20,093	2,682,014
Merck & Co., Inc.	49,162	3,750,569
Mettler-Toledo International, Inc.(b)	223	346,281
Organon & Co.	6,308	213,778
PerkinElmer, Inc.	2,491	460,337
Perrigo Co. PLC(c)	8,115	332,309
Pfizer, Inc.	102,892	4,740,234
Quest Diagnostics, Inc.	6,654	1,016,931
Regeneron Pharmaceuticals, Inc.(b)	1,454	979,124
ResMed, Inc.	1,161	337,305
STERIS PLC	1,292	277,793
Stryker Corp.	4,711	1,305,418
Teleflex, Inc.	557	220,271
Thermo Fisher Scientific, Inc.	6,335	3,515,608
UnitedHealth Group, Inc.	54,362	22,629,270
Universal Health Services, Inc., Class B	6,008	935,806
Vertex Pharmaceuticals, Inc.(b)	2,734	547,593
Viatris, Inc.	71,630	1,047,947
Waters Corp.(b)	615	254,622
West Pharmaceutical Services, Inc.	555	250,649
Zimmer Biomet Holdings, Inc.	3,659	550,497
Zoetis, Inc.	3,155	645,387

		201,258,666

Industrials-9.44%
3M Co.	13,417	2,612,827
A.O. Smith Corp.	3,603	262,010
Alaska Air Group, Inc.(b)	3,417	195,931
Allegion PLC	1,629	234,560
American Airlines Group, Inc.(b)(c)	44,685	891,019
AMETEK, Inc.	2,748	373,646

	Shares	Value
Industrials-(continued)
Boeing Co. (The)(b)	18,797	$4,125,941
C.H. Robinson Worldwide, Inc.	14,112	1,270,927
Carrier Global Corp.	32,471	1,870,330
Caterpillar, Inc.	16,064	3,387,416
Cintas Corp.	1,599	632,836
Copart, Inc.(b)	1,625	234,520
CSX Corp.	26,655	867,087
Cummins, Inc.	6,858	1,618,351
Deere & Co.	9,611	3,633,246
Delta Air Lines, Inc.(b)	22,305	902,014
Dover Corp.	3,715	647,747
Eaton Corp. PLC	9,923	1,670,636
Emerson Electric Co.	14,411	1,520,360
Equifax, Inc.	1,555	423,364
Expeditors International of Washington, Inc.	7,548	940,783
Fastenal Co.	8,894	496,730
FedEx Corp.	21,848	5,804,795
Fortive Corp.	6,935	512,288
Fortune Brands Home & Security, Inc.	5,353	521,222
Generac Holdings, Inc.(b)	667	291,466
General Dynamics Corp.	16,600	3,325,146
General Electric Co.	56,785	5,985,707
Honeywell International, Inc.	11,887	2,756,714
Howmet Aerospace, Inc.	11,219	356,203
Huntington Ingalls Industries, Inc.	3,485	711,532
IDEX Corp.	885	198,240
IHS Markit Ltd.	3,262	393,397
Illinois Tool Works, Inc.	4,544	1,058,116
Ingersoll Rand, Inc.(b)	9,363	496,426
J.B. Hunt Transport Services, Inc.	4,944	877,066
Jacobs Engineering Group, Inc.	7,982	1,077,251
Johnson Controls International PLC	27,178	2,032,914
Kansas City Southern	742	208,257
L3Harris Technologies, Inc.	6,655	1,550,682
Leidos Holdings, Inc.	9,743	955,886
Lockheed Martin Corp.	14,009	5,040,438
Masco Corp.	10,571	641,871
Nielsen Holdings PLC	17,526	376,108
Norfolk Southern Corp.	2,969	752,760
Northrop Grumman Corp.	8,211	3,019,185
Old Dominion Freight Line, Inc.	1,369	395,258
Otis Worldwide Corp.	13,441	1,239,529
PACCAR, Inc.	17,228	1,410,456
Parker-Hannifin Corp.	3,666	1,087,592
Pentair PLC	3,853	297,297
Quanta Services, Inc.	9,908	1,011,607
Raytheon Technologies Corp.	56,067	4,752,239
Republic Services, Inc.	7,620	945,871
Robert Half International, Inc.	4,527	468,092
Rockwell Automation, Inc.	1,826	594,272
Rollins, Inc.	5,427	211,219
Roper Technologies, Inc.	1,021	493,429
Snap-on, Inc.	1,399	314,705
Southwest Airlines Co.(b)	9,763	486,002
Stanley Black & Decker, Inc.	6,297	1,217,021
Textron, Inc.	14,098	1,024,502
Trane Technologies PLC	5,689	1,129,266
TransDigm Group, Inc.(b)	569	345,650
Union Pacific Corp.	7,145	1,549,322
United Airlines Holdings, Inc.(b)(c)	15,356	714,208

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2021

	Shares	Value
Industrials-(continued)
United Parcel Service, Inc., Class B	36,191	$7,080,045
United Rentals, Inc.(b)	2,274	801,926
Verisk Analytics, Inc.	1,355	273,385
W.W. Grainger, Inc.	2,115	917,275
Wabtec Corp.	7,482	671,809
Waste Management, Inc.	9,143	1,418,171
Xylem, Inc.	3,481	474,495

		99,080,594

Information Technology-12.14%
Accenture PLC, Class A	13,174	4,433,841
Adobe, Inc.(b)	2,068	1,372,532
Advanced Micro Devices, Inc.(b)	11,505	1,273,834
Akamai Technologies, Inc.(b)	2,281	258,323
Amphenol Corp., Class A	10,902	835,420
Analog Devices, Inc.	3,027	493,250
ANSYS, Inc.(b)	446	162,951
Apple, Inc.	210,336	31,935,315
Applied Materials, Inc.	11,892	1,606,966
Arista Networks, Inc.(b)	563	208,045
Autodesk, Inc.(b)	1,155	358,154
Automatic Data Processing, Inc.	6,012	1,256,748
Broadcom, Inc.	4,449	2,212,087
Broadridge Financial Solutions, Inc.	2,491	429,000
Cadence Design Systems, Inc.(b)	1,781	291,158
CDW Corp.	9,178	1,841,199
Cisco Systems, Inc.	73,434	4,334,075
Citrix Systems, Inc.	2,141	220,245
Cognizant Technology Solutions Corp., Class A	19,352	1,476,751
Corning, Inc.	23,174	926,728
DXC Technology Co.(b)	35,097	1,288,762
Enphase Energy, Inc.(b)	510	88,602
F5 Networks, Inc.(b)	1,046	212,934
Fidelity National Information Services, Inc.	7,141	912,406
Fiserv, Inc.(b)	11,031	1,299,341
FleetCor Technologies, Inc.(b)	712	187,455
Fortinet, Inc.(b)	981	309,152
Gartner, Inc.(b)	1,471	454,157
Global Payments, Inc.	3,173	516,057
Hewlett Packard Enterprise Co.	142,801	2,207,703
HP, Inc.	167,616	4,984,900
Intel Corp.	110,616	5,979,901
International Business Machines Corp.	40,108	5,628,757
Intuit, Inc.	1,536	869,545
IPG Photonics Corp.(b)	549	93,703
Jack Henry & Associates, Inc.	854	150,629
Juniper Networks, Inc.	12,933	374,798
Keysight Technologies, Inc.(b)	2,557	458,675
KLA Corp.	1,652	561,614
Lam Research Corp.	1,698	1,026,984
Mastercard, Inc., Class A	3,470	1,201,418
Microchip Technology, Inc.	2,899	456,187
Micron Technology, Inc.(b)	24,269	1,788,625
Microsoft Corp.	51,014	15,400,106
Monolithic Power Systems, Inc.	232	114,824
Motorola Solutions, Inc.	2,923	713,855
NetApp, Inc.	5,654	502,810
NortonLifeLock, Inc.	7,327	194,605
NVIDIA Corp.	8,852	1,981,520

	Shares	Value
Information Technology-(continued)
NXP Semiconductors N.V. (China)	3,723	$800,929
Oracle Corp.	39,458	3,516,892
Paychex, Inc.	3,069	351,308
Paycom Software, Inc.(b)	221	108,047
PayPal Holdings, Inc.(b)	6,924	1,998,682
PTC, Inc.(b)	975	128,369
Qorvo, Inc.(b)	1,802	338,830
QUALCOMM, Inc.	17,911	2,627,365
salesforce.com, inc.(b)	7,623	2,022,153
Seagate Technology Holdings PLC	8,623	755,289
ServiceNow, Inc.(b)	808	520,061
Skyworks Solutions, Inc.	2,089	383,248
Synopsys, Inc.(b)	1,254	416,629
TE Connectivity Ltd.	7,820	1,174,720
Teledyne Technologies, Inc.(b)	596	276,174
Teradyne, Inc.	2,039	247,616
Texas Instruments, Inc.	6,700	1,279,097
Trimble, Inc.(b)	3,382	318,652
Tyler Technologies, Inc.(b)	227	110,254
VeriSign, Inc.(b)	510	110,293
Visa, Inc., Class A	7,471	1,711,606
Western Digital Corp.(b)	17,856	1,128,499
Western Union Co. (The)	15,909	344,271
Xilinx, Inc.	1,996	310,558
Zebra Technologies Corp., Class A(b)	776	455,644

		127,321,833

Materials-2.82%
Air Products and Chemicals, Inc.	2,514	677,548
Albemarle Corp.	1,544	365,527
Amcor PLC	84,010	1,079,529
Avery Dennison Corp.	2,731	615,540
Ball Corp.	12,176	1,168,409
Celanese Corp.	3,049	483,571
CF Industries Holdings, Inc.	6,386	290,052
Corteva, Inc.	26,563	1,167,975
Dow, Inc.	49,315	3,101,914
DuPont de Nemours, Inc.	19,026	1,408,305
Eastman Chemical Co.	5,657	640,146
Ecolab, Inc.	4,453	1,003,528
FMC Corp.	3,139	293,905
Freeport-McMoRan, Inc.	31,058	1,130,201
International Flavors & Fragrances, Inc.	3,445	521,918
International Paper Co.	26,512	1,593,106
Linde PLC (United Kingdom)	7,810	2,456,948
LyondellBasell Industries N.V., Class A	21,844	2,192,045
Martin Marietta Materials, Inc.	1,104	420,900
Mosaic Co. (The)	21,757	700,140
Newmont Corp.	13,651	791,621
Nucor Corp.	16,552	1,945,853
Packaging Corp. of America	3,847	583,590
PPG Industries, Inc.	6,617	1,055,742
Sealed Air Corp.	6,966	425,135
Sherwin-Williams Co. (The)	5,591	1,697,819
Vulcan Materials Co.	2,297	427,081
WestRock Co.	25,084	1,305,371

		29,543,419

Real Estate-0.90%
Alexandria Real Estate Equities, Inc.	829	171,081
American Tower Corp.	2,504	731,594

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2021

	Shares	Value
Real Estate-(continued)
AvalonBay Communities, Inc.	852	$195,602
Boston Properties, Inc.	1,822	205,868
CBRE Group, Inc., Class A(b)	22,055	2,123,896
Crown Castle International Corp.	2,494	485,557
Digital Realty Trust, Inc.	2,646	433,706
Duke Realty Corp.	1,760	92,417
Equinix, Inc.	632	533,060
Equity Residential	2,524	212,193
Essex Property Trust, Inc.	400	132,296
Extra Space Storage, Inc.	727	135,883
Federal Realty Investment Trust	557	67,826
Healthpeak Properties, Inc.	4,890	176,040
Host Hotels & Resorts, Inc.(b)	4,424	73,261
Iron Mountain, Inc.	7,376	352,204
Kimco Realty Corp.	3,897	84,916
Mid-America Apartment Communities, Inc.	822	158,128
Prologis, Inc.	3,045	410,040
Public Storage	829	268,273
Realty Income Corp.	1,944	140,396
Regency Centers Corp.	1,216	83,442
SBA Communications Corp., Class A	555	199,228
Simon Property Group, Inc.	2,737	367,990
UDR, Inc.	1,986	107,284
Ventas, Inc.	5,222	292,119
Vornado Realty Trust(c)	2,407	100,805
Welltower, Inc.	4,529	396,423
Weyerhaeuser Co.	19,274	693,864

		9,425,392

Utilities-2.54%
AES Corp. (The)	31,528	752,573
Alliant Energy Corp.	4,746	288,509
Ameren Corp.	5,661	496,583
American Electric Power Co., Inc.	14,918	1,336,205
American Water Works Co., Inc.	1,946	354,659
Atmos Energy Corp.	2,567	250,308
CenterPoint Energy, Inc.	24,439	613,175
CMS Energy Corp.	9,313	597,243
Consolidated Edison, Inc.	13,466	1,016,010
Dominion Energy, Inc.	15,430	1,201,071
DTE Energy Co.	7,740	931,432

	Shares	Value
Utilities-(continued)
Duke Energy Corp.	19,357	$2,025,904
Edison International	19,436	1,124,178
Entergy Corp.	7,861	869,505
Evergy, Inc.	6,918	473,537
Eversource Energy	9,250	839,253
Exelon Corp.	61,923	3,035,465
FirstEnergy Corp.	22,866	888,801
NextEra Energy, Inc.	20,065	1,685,259
NiSource, Inc.	14,569	359,126
NRG Energy, Inc.	32,958	1,505,192
Pinnacle West Capital Corp.	3,388	260,537
PPL Corp.	19,687	577,813
Public Service Enterprise Group, Inc.	12,844	821,245
Sempra Energy	6,741	892,239
Southern Co. (The)	27,238	1,790,354
WEC Energy Group, Inc.	6,915	653,329
Xcel Energy, Inc.	14,406	990,413

		26,629,918

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.91% (Cost $779,718,817)		1,048,208,331

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.41%
Invesco Private Government Fund, 0.02%(d)(e)(f)	1,278,231	1,278,231
Invesco Private Prime Fund, 0.11%(d)(e)(f)	2,981,346	2,982,538

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,260,769)		4,260,769

TOTAL INVESTMENTS IN SECURITIES-100.32% (Cost $783,979,586)		1,052,469,100
OTHER ASSETS LESS LIABILITIES-(0.32)%		(3,370,743)

NET ASSETS-100.00%		$1,049,098,357

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Invesco Ltd.	$363,222	$131,022	$(492,235)	$485,498	$(38,254)	$449,253	$15,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco S&P 500 Revenue ETF (RWL)–(continued)

August 31, 2021

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$19,341,674	$(19,341,674)	$-	$-	$-	$107
Invesco Premier U.S. Government Money Portfolio, Institutional Class	319,347	2,836,687	(3,156,034)	-	-	-	9
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	2,397,010	37,580,484	(38,699,263)	-	-	1,278,231	420	*
Invesco Private Prime Fund	799,024	53,166,261	(50,983,057)	-	310	2,982,538	3,673	*

Total	$3,878,603	$113,056,128	$(112,672,263)	$485,498	$(37,944)	$4,710,022	$19,644

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco S&P MidCap 400 Revenue ETF (RWK)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-1.09%
Cable One, Inc.	226	$474,507
Iridium Communications, Inc.(b)(c)	4,328	192,639
John Wiley & Sons, Inc., Class A(c)	8,762	509,072
New York Times Co. (The), Class A	12,645	642,113
TEGNA, Inc.	40,866	724,146
Telephone & Data Systems, Inc.	58,058	1,179,739
TripAdvisor, Inc.(b)	3,017	105,595
World Wrestling Entertainment, Inc., Class A	4,377	228,085
Yelp, Inc.(b)	6,072	233,833

		4,289,729

Consumer Discretionary-21.35%
Adient PLC(b)	76,066	2,992,436
American Eagle Outfitters, Inc.(c)	35,735	1,090,632
AutoNation, Inc.(b)	63,990	6,980,669
Boyd Gaming Corp.	10,359	635,732
Brunswick Corp.	14,402	1,395,122
Callaway Golf Co.(b)(c)	15,114	424,099
Capri Holdings Ltd.(b)	20,997	1,186,540
Carter’s, Inc.	8,681	888,761
Choice Hotels International, Inc.	1,741	207,806
Churchill Downs, Inc.	1,617	340,378
Columbia Sportswear Co.	7,168	731,208
Cracker Barrel Old Country Store, Inc.	4,713	676,692
Crocs, Inc.(b)	4,162	594,417
Dana, Inc.	81,933	1,905,762
Deckers Outdoor Corp.(b)	2,202	921,427
Dick’s Sporting Goods, Inc.	32,332	4,552,669
Five Below, Inc.(b)	3,597	765,478
Foot Locker, Inc.	39,442	2,235,967
Fox Factory Holding Corp.(b)	1,973	303,191
Gentex Corp.	14,510	446,908
Goodyear Tire & Rubber Co. (The)(b)	197,477	3,128,036
Graham Holdings Co., Class B	1,263	779,031
Grand Canyon Education, Inc.(b)	2,657	236,845
H&R Block, Inc.	31,961	819,800
Harley-Davidson, Inc.	25,488	1,007,541
Helen of Troy Ltd.(b)(c)	2,664	637,202
Jack in the Box, Inc.	2,655	281,324
KB Home	28,040	1,206,561
Kohl’s Corp.	92,062	5,284,359
Lear Corp.	27,012	4,320,299
Lithia Motors, Inc., Class A	12,733	4,218,443
Marriott Vacations Worldwide Corp.(b)	4,403	658,469
Mattel, Inc.(b)	66,964	1,429,681
Murphy USA, Inc.	24,423	3,792,403
Nordstrom, Inc.(b)(c)	95,385	2,728,965
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	6,321	457,514
Papa John’s International, Inc.	5,401	688,789
Polaris, Inc.	16,743	2,005,142
RH(b)(c)	1,205	844,307
Scientific Games Corp.(b)	10,413	753,380
Service Corp. International	19,902	1,249,049
Six Flags Entertainment Corp.(b)	2,208	93,266
Skechers U.S.A., Inc., Class A(b)	27,683	1,396,054
Taylor Morrison Home Corp., Class A(b)	64,510	1,812,086
Tempur Sealy International, Inc.	28,549	1,276,140

	Shares	Value
Consumer Discretionary-(continued)
Texas Roadhouse, Inc.	7,466	$709,270
Thor Industries, Inc.(c)	23,539	2,670,029
Toll Brothers, Inc.	37,677	2,413,589
TopBuild Corp.(b)	4,203	919,574
Travel + Leisure Co.	10,067	551,269
Tri Pointe Homes, Inc.(b)	44,259	1,052,036
Urban Outfitters, Inc.(b)	28,346	935,985
Visteon Corp.(b)	6,032	637,462
Wendy’s Co. (The)	21,425	493,203
Williams-Sonoma, Inc.	12,454	2,325,162
Wingstop, Inc.(c)	506	86,997
WW International, Inc.(b)(c)	9,787	211,889
Wyndham Hotels & Resorts, Inc.	4,573	332,457
YETI Holdings, Inc.(b)	3,548	352,458

		84,071,960

Consumer Staples-6.63%
BJ’s Wholesale Club Holdings, Inc.(b)	94,277	5,341,735
Boston Beer Co., Inc. (The), Class A(b)(c)	549	313,045
Casey’s General Stores, Inc.	11,024	2,255,070
Coty, Inc., Class A(b)	131,992	1,289,562
Darling Ingredients, Inc.(b)	15,190	1,131,655
Energizer Holdings, Inc.(c)	19,113	751,905
Flowers Foods, Inc.	50,933	1,229,013
Grocery Outlet Holding Corp.(b)(c)	26,505	689,925
Hain Celestial Group, Inc. (The)(b)	14,103	527,593
Ingredion, Inc.	18,580	1,632,439
Lancaster Colony Corp.	2,056	364,406
Nu Skin Enterprises, Inc., Class A	12,951	655,580
Pilgrim’s Pride Corp.(b)	154,360	4,297,382
Post Holdings, Inc.(b)	14,390	1,610,385
Sanderson Farms, Inc.	6,842	1,344,453
Sprouts Farmers Market, Inc.(b)(c)	63,986	1,593,251
Tootsie Roll Industries, Inc.(c)	3,920	124,068
TreeHouse Foods, Inc.(b)(c)	25,493	955,223

		26,106,690

Energy-2.22%
Antero Midstream Corp.	26,158	251,378
ChampionX Corp.(b)	24,934	581,710
Cimarex Energy Co.	7,130	457,889
CNX Resources Corp.(b)(c)	28,301	321,499
EQT Corp.(b)(c)	27,948	512,287
Equitrans Midstream Corp.	43,478	379,563
HollyFrontier Corp.	94,480	3,054,538
Murphy Oil Corp.	21,264	452,073
Targa Resources Corp.	62,702	2,753,872

		8,764,809

Financials-12.45%
Affiliated Managers Group, Inc.	3,723	633,320
Alleghany Corp.(b)	4,152	2,809,617
American Financial Group, Inc.	18,502	2,552,166
Associated Banc-Corp.	16,916	348,808
BancorpSouth Bank	10,789	316,441
Bank of Hawaii Corp.	2,250	188,573
Bank OZK	8,010	339,864
Brighthouse Financial, Inc.(b)	2,797	136,941
Brown & Brown, Inc.	15,130	878,297

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco S&P MidCap 400 Revenue ETF (RWK)–(continued)

August 31, 2021

	Shares	Value
Financials-(continued)
Cathay General Bancorp	5,107	$203,156
CIT Group, Inc.	16,475	913,045
CNO Financial Group, Inc.	47,972	1,173,395
Commerce Bancshares, Inc.	5,374	380,049
Cullen/Frost Bankers, Inc.	3,334	380,810
East West Bancorp, Inc.	6,896	505,753
Essent Group Ltd.	5,776	271,934
Evercore, Inc., Class A	5,116	714,398
F.N.B. Corp.	30,431	355,434
FactSet Research Systems, Inc.	1,355	515,198
Federated Hermes, Inc., Class B	12,707	429,878
First American Financial Corp.	33,796	2,383,632
First Financial Bankshares, Inc.	2,853	135,860
First Horizon Corp.	58,382	956,881
FirstCash, Inc.	5,480	469,581
Fulton Financial Corp.	17,139	271,653
Glacier Bancorp, Inc.	4,149	220,976
Hancock Whitney Corp.	8,291	381,054
Hanover Insurance Group, Inc. (The)	10,447	1,476,266
Home BancShares, Inc.	8,588	190,224
Interactive Brokers Group, Inc., Class A	12,297	794,878
International Bancshares Corp.	3,510	146,999
Janus Henderson Group PLC(c)	18,426	798,951
Jefferies Financial Group, Inc.	73,264	2,707,837
Kemper Corp.	21,116	1,448,558
Kinsale Capital Group, Inc.	917	166,756
LendingTree, Inc.(b)(c)	1,224	203,955
Mercury General Corp.	19,395	1,158,075
MGIC Investment Corp.	23,748	362,632
Navient Corp.	55,619	1,290,917
New York Community Bancorp, Inc.	43,121	539,875
Old Republic International Corp.	96,904	2,519,504
PacWest Bancorp	8,078	343,719
Pinnacle Financial Partners, Inc.	4,149	402,121
Primerica, Inc.	4,266	652,442
PROG Holdings, Inc.	17,897	846,886
Prosperity Bancshares, Inc.	4,825	337,171
Reinsurance Group of America, Inc.	36,210	4,193,842
RenaissanceRe Holdings Ltd. (Bermuda)	9,789	1,534,230
RLI Corp.	3,202	349,754
SEI Investments Co.	7,967	500,407
Selective Insurance Group, Inc.	11,401	952,782
Signature Bank	2,396	621,355
SLM Corp.	31,777	595,819
Sterling Bancorp	12,152	278,159
Stifel Financial Corp.	17,854	1,233,711
Synovus Financial Corp.	13,439	579,221
Texas Capital Bancshares, Inc.(b)	5,040	342,670
UMB Financial Corp.	4,220	386,468
Umpqua Holdings Corp.	21,741	423,297
United Bankshares, Inc.	9,039	328,387
Valley National Bancorp	31,427	409,808
Washington Federal, Inc.	5,763	191,908
Webster Financial Corp.	6,298	318,175
Wintrust Financial Corp.	7,166	536,303

		49,030,776

Health Care-6.89%
Acadia Healthcare Co., Inc.(b)	11,414	754,694
Amedisys, Inc.(b)	2,418	443,582

	Shares	Value
Health Care-(continued)
Arrowhead Pharmaceuticals, Inc.(b)	320	$21,478
Chemed Corp.	1,257	599,212
Emergent BioSolutions, Inc.(b)	7,766	489,879
Encompass Health Corp.	16,178	1,269,164
Envista Holdings Corp.(b)	16,038	686,266
Exelixis, Inc.(b)	12,970	248,635
Globus Medical, Inc., Class A(b)	3,307	269,851
Haemonetics Corp.(b)	4,188	262,797
Halozyme Therapeutics, Inc.(b)	2,200	92,378
HealthEquity, Inc.(b)	2,681	172,040
Hill-Rom Holdings, Inc.	7,561	1,100,730
ICU Medical, Inc.(b)(c)	1,779	354,644
Integra LifeSciences Holdings Corp.(b)(c)	5,657	425,576
Jazz Pharmaceuticals PLC(b)	3,782	498,127
LHC Group, Inc.(b)	2,936	548,327
Ligand Pharmaceuticals, Inc.(b)(c)	482	63,769
LivaNova PLC(b)	3,319	274,448
Masimo Corp.(b)	1,525	414,099
Medpace Holdings, Inc.(b)	1,574	287,019
Molina Healthcare, Inc.(b)	24,815	6,669,528
Nektar Therapeutics(b)(c)	2,176	33,684
Neogen Corp.(b)	2,870	125,649
Neurocrine Biosciences, Inc.(b)	3,066	291,883
NuVasive, Inc.(b)	4,705	292,369
Patterson Cos., Inc.	44,491	1,363,204
Penumbra, Inc.(b)	591	162,495
Progyny, Inc.(b)(c)	1,711	95,594
Quidel Corp.(b)(c)	4,691	604,904
R1 RCM, Inc.(b)	16,946	334,175
Repligen Corp.(b)	648	183,371
STAAR Surgical Co.(b)	391	60,398
Syneos Health, Inc.(b)	15,404	1,429,183
Tenet Healthcare Corp.(b)	75,450	5,685,158
United Therapeutics Corp.(b)	2,429	521,944

		27,130,254

Industrials-21.32%
Acuity Brands, Inc.	4,969	916,930
AECOM(b)	59,854	3,924,028
AGCO Corp.	21,272	2,927,453
ASGN, Inc.(b)	11,360	1,274,478
Avis Budget Group, Inc.(b)(c)	15,402	1,397,732
Axon Enterprise, Inc.(b)	1,339	243,524
Brink’s Co. (The)	14,347	1,121,362
Builders FirstSource, Inc.(b)	72,388	3,857,557
CACI International, Inc., Class A(b)	6,501	1,674,268
Carlisle Cos., Inc.	6,476	1,364,752
Clean Harbors, Inc.(b)	9,423	966,988
Colfax Corp.(b)	19,451	936,955
Crane Co.	9,333	949,819
Curtiss-Wright Corp.	5,375	654,568
Donaldson Co., Inc.	12,605	853,989
Dycom Industries, Inc.(b)	11,112	837,067
EMCOR Group, Inc.	20,125	2,445,188
EnerSys	9,073	767,485
Flowserve Corp.	24,838	965,453
Fluor Corp.(b)(c)	217,682	3,626,582
FTI Consulting, Inc.(b)	5,215	728,588
GATX Corp.	3,614	331,332
Graco, Inc.	6,774	531,217

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco S&P MidCap 400 Revenue ETF (RWK)–(continued)

August 31, 2021

	Shares	Value
Industrials-(continued)
GXO Logistics, Inc.(b)	33,247	$2,719,272
Healthcare Services Group, Inc.	15,856	414,793
Herman Miller, Inc.	13,442	564,967
Hexcel Corp.(b)(c)	5,978	339,012
Hubbell, Inc.	6,543	1,348,578
IAA, Inc.(b)	7,733	410,777
Insperity, Inc.	13,686	1,510,113
ITT, Inc.	7,799	746,130
JetBlue Airways Corp.(b)	32,573	492,829
KAR Auction Services, Inc.(b)	33,998	574,906
KBR, Inc.	41,095	1,600,239
Kennametal, Inc.	13,429	499,290
Kirby Corp.(b)	8,753	469,073
Knight-Swift Transportation Holdings, Inc.	29,540	1,534,012
Landstar System, Inc.	8,074	1,356,674
Lennox International, Inc.	3,274	1,097,379
Lincoln Electric Holdings, Inc.	6,085	849,527
ManpowerGroup, Inc.	43,155	5,239,880
MasTec, Inc.(b)	16,477	1,506,657
Mercury Systems, Inc.(b)	3,843	193,610
Middleby Corp. (The)(b)	4,428	810,058
MSA Safety, Inc.	2,283	371,764
MSC Industrial Direct Co., Inc., Class A	9,862	830,479
Nordson Corp.	2,875	685,975
nVent Electric PLC	18,412	632,636
Oshkosh Corp.	15,339	1,757,543
Owens Corning	21,436	2,048,210
Regal Beloit Corp.	6,284	938,955
Ryder System, Inc.	30,937	2,459,182
Science Applications International Corp.	22,150	1,865,695
Simpson Manufacturing Co., Inc.	3,467	392,291
Stericycle, Inc.(b)	9,949	692,450
Sunrun, Inc.(b)(c)	6,726	297,626
Terex Corp.	18,657	952,440
Tetra Tech, Inc.	6,892	991,345
Timken Co. (The)	12,332	906,895
Toro Co. (The)	10,155	1,116,441
Trex Co., Inc.(b)	2,666	292,620
Trinity Industries, Inc.(c)	17,311	502,538
Univar Solutions, Inc.(b)	86,332	2,038,299
Valmont Industries, Inc.	3,671	913,565
Watsco, Inc.	5,245	1,460,313
Werner Enterprises, Inc.	15,284	720,793
Woodward, Inc.	5,101	616,915
XPO Logistics, Inc.(b)	33,258	2,890,453

		83,950,514

Information Technology-14.21%
ACI Worldwide, Inc.(b)	9,466	305,089
Alliance Data Systems Corp.	10,931	1,072,441
Amkor Technology, Inc.	64,217	1,764,041
Arrow Electronics, Inc.(b)	73,505	8,910,276
Aspen Technology, Inc.(b)	1,480	191,660
Avnet, Inc.	121,879	4,931,224
Belden, Inc.	10,375	593,969
Blackbaud, Inc.	3,434	239,316
Brooks Automation, Inc.	2,908	247,064
CDK Global, Inc.	9,698	403,437
Ceridian HCM Holding, Inc.(b)	2,784	312,782
Ciena Corp.(b)	16,672	952,471

	Shares	Value
Information Technology-(continued)
Cirrus Logic, Inc.(b)	4,976	$416,342
CMC Materials, Inc.	2,131	282,613
Cognex Corp.	3,195	283,141
Coherent, Inc.(b)	1,434	362,329
CommVault Systems, Inc.(b)	2,593	209,955
Concentrix Corp.(b)	9,985	1,731,299
Cree, Inc.(b)(c)	2,049	174,124
Envestnet, Inc.(b)	3,745	299,113
Fair Isaac Corp.(b)	761	349,862
First Solar, Inc.(b)	10,835	1,018,490
Genpact Ltd.	23,484	1,218,350
II-VI, Inc.(b)(c)	12,556	790,777
J2 Global, Inc.(b)(c)	3,484	479,747
Jabil, Inc.	141,599	8,747,986
Lattice Semiconductor Corp.(b)	2,408	149,585
Littelfuse, Inc.	1,734	494,884
LiveRamp Holdings, Inc.(b)	3,078	150,822
Lumentum Holdings, Inc.(b)	6,152	533,009
Manhattan Associates, Inc.(b)	1,178	192,002
Maximus, Inc.	11,428	995,265
MKS Instruments, Inc.	4,054	596,668
National Instruments Corp.	8,976	375,376
NCR Corp.(b)	38,056	1,616,619
NetScout Systems, Inc.(b)	7,786	213,492
Paylocity Holding Corp.(b)	984	264,893
Qualys, Inc.(b)	1,043	122,427
Sabre Corp.(b)(c)	20,142	226,195
SailPoint Technologies Holding, Inc.(b)(c)	2,321	108,762
Semtech Corp.(b)	2,762	193,119
Silicon Laboratories, Inc.(b)	1,933	304,680
SolarEdge Technologies, Inc.(b)	1,704	493,785
Synaptics, Inc.(b)(c)	2,640	501,019
SYNNEX Corp.	54,489	6,923,917
Teradata Corp.(b)	11,459	626,693
Universal Display Corp.	588	122,651
ViaSat, Inc.(b)(c)	12,653	653,401
Vishay Intertechnology, Inc.	33,059	726,306
Vontier Corp.	25,101	912,923
WEX, Inc.(b)	2,163	397,062
Xerox Holdings Corp.	78,883	1,775,656

		55,959,109

Materials-7.85%
AptarGroup, Inc.	5,915	797,342
Ashland Global Holdings, Inc.	7,197	655,719
Avient Corp.	20,868	1,087,014
Cabot Corp.	12,770	681,918
Chemours Co. (The)	39,417	1,320,864
Cleveland-Cliffs, Inc.(b)(c)	105,122	2,467,213
Commercial Metals Co.	48,960	1,597,075
Compass Minerals International, Inc.	6,015	402,584
Eagle Materials, Inc.	3,106	487,145
Greif, Inc., Class A	20,502	1,298,187
Ingevity Corp.(b)	4,317	347,044
Louisiana-Pacific Corp.	15,883	1,007,617
Minerals Technologies, Inc.	5,676	446,361
NewMarket Corp.	1,734	606,432
Olin Corp.	37,123	1,850,210
Reliance Steel & Aluminum Co.	15,180	2,277,607
Royal Gold, Inc.	1,337	148,848

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco S&P MidCap 400 Revenue ETF (RWK)–(continued)

August 31, 2021

	Shares	Value
Materials-(continued)
RPM International, Inc.	18,309	$1,506,648
Scotts Miracle-Gro Co. (The)	7,458	1,169,638
Sensient Technologies Corp.	4,360	378,666
Silgan Holdings, Inc.	34,837	1,478,134
Sonoco Products Co.	22,704	1,482,571
Steel Dynamics, Inc.	47,153	3,182,356
United States Steel Corp.	107,880	2,885,790
Valvoline, Inc.	21,166	638,366
Worthington Industries, Inc.	12,504	724,607

		30,925,956

Real Estate-3.23%
American Campus Communities, Inc.	5,062	257,403
Apartment Income REIT Corp.	4,033	204,957
Brixmor Property Group, Inc.	12,506	293,266
Camden Property Trust	2,321	348,243
CoreSite Realty Corp.	1,340	198,816
Corporate Office Properties Trust	5,995	168,939
Cousins Properties, Inc.	5,361	206,720
CyrusOne, Inc.	3,930	302,531
Douglas Emmett, Inc.	6,531	215,588
EastGroup Properties, Inc.	649	116,989
EPR Properties	1,944	98,658
First Industrial Realty Trust, Inc.	2,434	136,280
Healthcare Realty Trust, Inc.	4,593	137,928
Highwoods Properties, Inc.	4,321	197,427
Hudson Pacific Properties, Inc.	7,885	208,006
JBG SMITH Properties	5,042	151,915
Jones Lang LaSalle, Inc.(b)	22,785	5,523,768
Kilroy Realty Corp.	3,604	236,603
Lamar Advertising Co., Class A	4,128	469,890
Life Storage, Inc.	1,726	214,783
Macerich Co. (The)(c)	12,258	209,367
Medical Properties Trust, Inc.	17,823	365,015
National Retail Properties, Inc.	4,863	231,527
National Storage Affiliates Trust	2,648	151,598
Omega Healthcare Investors, Inc.	8,604	288,492
Park Hotels & Resorts, Inc.(b)	5,651	108,160
Pebblebrook Hotel Trust	3,009	66,288
Physicians Realty Trust	6,632	122,758
PotlatchDeltic Corp.	6,300	327,285
PS Business Parks, Inc.	755	118,709
Rayonier, Inc.	3,088	113,577
Rexford Industrial Realty, Inc.	1,639	101,503
Sabra Health Care REIT, Inc.	9,451	151,216
SL Green Realty Corp.	3,356	235,188
Spirit Realty Capital, Inc.	2,666	138,019
STORE Capital Corp.	5,614	202,497
Urban Edge Properties	4,516	85,533

		12,705,442

	Shares	Value
Utilities-2.70%
ALLETE, Inc.	4,909	$330,965
Black Hills Corp.	7,443	523,466
Essential Utilities, Inc.	10,593	525,731
Hawaiian Electric Industries, Inc.	16,413	715,607
IDACORP, Inc.	3,938	414,868
MDU Resources Group, Inc.	48,243	1,551,977
National Fuel Gas Co.	8,017	415,361
New Jersey Resources Corp.	12,671	473,135
NorthWestern Corp.	5,614	357,050
OGE Energy Corp.	27,089	959,222
ONE Gas, Inc.	6,070	435,947
PNM Resources, Inc.	9,135	452,183
Southwest Gas Holdings, Inc.	14,307	1,005,925
Spire, Inc.	8,370	558,279
UGI Corp.	41,485	1,921,170

		10,640,886

Total Common Stocks & Other Equity Interests (Cost $321,340,255)		393,576,125

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $106,364)	106,364	106,364

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $321,446,619)		393,682,489

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.24%
Invesco Private Government Fund, 0.02%(d)(e)(f)	7,318,420	7,318,420
Invesco Private Prime Fund, 0.11%(d)(e)(f)	17,252,549	17,259,450

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $24,577,870)		24,577,870

TOTAL INVESTMENTS IN SECURITIES-106.21% (Cost $346,024,489)		418,260,359
OTHER ASSETS LESS LIABILITIES-(6.21)%		(24,443,738)

NET ASSETS-100.00%		$393,816,621

Investment Abbreviations:

REIT -Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco S&P MidCap 400 Revenue ETF (RWK)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$7,582,850	$(7,476,486)	$-	$-	$106,364	$44
Invesco Premier U.S. Government Money Portfolio, Institutional Class	159,490	510,607	(670,097)	-	-	-	-
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	5,595,005	67,119,197	(65,395,782)	-	-	7,318,420	993	*
Invesco Private Prime Fund	1,865,033	95,346,444	(79,952,468)	-	441	17,259,450	10,668	*

Total	$7,619,528	$170,559,098	$(153,494,833)	$-	$441	$24,684,234	$11,705

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco S&P SmallCap 600 Revenue ETF (RWJ)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Communication Services-2.05%
AMC Networks, Inc., Class A(b)(c)	34,022	$1,617,066
ATN International, Inc.	7,541	343,794
Cincinnati Bell, Inc.(b)	83,059	1,286,584
Cogent Communications Holdings, Inc.	5,837	423,649
Consolidated Communications Holdings, Inc.(b)(c)	126,945	1,176,780
E.W. Scripps Co. (The), Class A	75,121	1,392,743
Gannett Co., Inc.(b)(c)	463,448	2,942,895
Marcus Corp. (The)(b)(c)	4,592	71,635
Meredith Corp.(b)	55,813	2,400,517
QuinStreet, Inc.(b)	23,788	426,043
Scholastic Corp.	23,332	775,556
Shenandoah Telecommunications Co.	5,366	160,068
TechTarget, Inc.(b)(c)	1,908	161,379

		13,178,709

Consumer Discretionary-25.73%
Aaron’s Co., Inc. (The)	40,362	1,070,400
Abercrombie & Fitch Co., Class A(b)	63,024	2,253,738
American Axle & Manufacturing Holdings, Inc.(b)	315,294	2,796,658
American Public Education, Inc.(b)	9,267	243,722
America’s Car-Mart, Inc.(b)	4,794	620,008
Asbury Automotive Group, Inc.(b)	34,669	6,456,755
Barnes & Noble Education, Inc.(b)	125,047	1,020,384
Bed Bath & Beyond, Inc.(b)(c)	230,188	6,339,378
Big Lots, Inc.	74,000	3,600,840
BJ’s Restaurants, Inc.(b)	11,263	481,606
Bloomin’ Brands, Inc.(b)	88,758	2,377,827
Boot Barn Holdings, Inc.(b)	9,219	823,072
Brinker International, Inc.(b)	37,704	2,008,492
Buckle, Inc. (The)(c)	20,697	801,595
Caleres, Inc.	67,350	1,656,136
Cato Corp. (The), Class A	32,511	561,140
Cavco Industries, Inc.(b)	3,965	1,013,058
Century Communities, Inc.	42,188	2,957,379
Cheesecake Factory, Inc. (The)(b)(c)	28,691	1,338,435
Chico’s FAS, Inc.(b)	186,352	963,440
Children’s Place, Inc. (The)(b)(c)	14,105	1,224,878
Chuy’s Holdings, Inc.(b)(c)	6,251	201,657
Conn’s, Inc.(b)	38,581	949,093
Cooper-Standard Holdings, Inc.(b)	59,806	1,392,284
Core-Mark Holding Co., Inc.	285,652	13,139,992
Dave & Buster’s Entertainment, Inc.(b)	7,933	296,853
Designer Brands, Inc., Class A(b)	115,264	1,671,328
Dine Brands Global, Inc.(b)	5,772	477,460
Dorman Products, Inc.(b)	8,504	798,185
El Pollo Loco Holdings, Inc.(b)(c)	19,553	354,691
Ethan Allen Interiors, Inc.	15,045	361,381
Fiesta Restaurant Group, Inc.(b)	32,157	386,206
Fossil Group, Inc.(b)(c)	82,055	1,099,537
Genesco, Inc.(b)	26,166	1,623,077
Gentherm, Inc.(b)	10,459	897,591
G-III Apparel Group Ltd.(b)	49,702	1,537,283
Group 1 Automotive, Inc.	55,898	9,247,765
Guess?, Inc.	62,378	1,508,924

	Shares	Value
Consumer Discretionary-(continued)
Haverty Furniture Cos., Inc., (Acquired 11/17/2014 - 04/14/2021; Cost $379,770)(d)	13,639	$485,958
Hibbett, Inc.	15,864	1,518,026
Installed Building Products, Inc.	11,500	1,428,070
iRobot Corp.(b)(c)	12,997	1,054,317
Kontoor Brands, Inc.	27,923	1,506,725
La-Z-Boy, Inc.	29,728	1,040,777
LCI Industries	17,912	2,537,414
LGI Homes, Inc.(b)(c)	13,305	2,133,191
Liquidity Services, Inc.(b)	7,541	184,000
Lumber Liquidators Holdings, Inc.(b)	38,761	808,554
M.D.C. Holdings, Inc.	61,554	3,216,196
M/I Homes, Inc.(b)	40,769	2,625,116
Macy’s, Inc.(b)	808,423	18,100,591
MarineMax, Inc.(b)(c)	30,402	1,478,145
Meritage Homes Corp.(b)	37,860	4,222,904
Monarch Casino & Resort, Inc.(b)	2,286	144,864
Monro, Inc.	13,804	785,586
Motorcar Parts of America, Inc.(b)(c)	17,471	346,275
Movado Group, Inc.	14,446	522,078
ODP Corp. (The)(b)	148,557	7,007,434
Oxford Industries, Inc.	5,526	498,998
Patrick Industries, Inc.	26,970	2,201,022
Perdoceo Education Corp.(b)	42,869	470,702
PetMed Express, Inc.(c)	7,334	201,978
Red Robin Gourmet Burgers, Inc.(b)	21,370	523,138
Regis Corp.(b)(c)	28,454	154,221
Rent-A-Center, Inc.	39,342	2,481,693
Ruth’s Hospitality Group, Inc.(b)(c)	8,201	168,038
Sally Beauty Holdings, Inc.(b)(c)	133,889	2,488,997
Shake Shack, Inc., Class A(b)	4,148	359,839
Shoe Carnival, Inc.(c)	27,630	1,057,676
Shutterstock, Inc.	5,845	673,695
Signet Jewelers Ltd.	55,726	4,413,499
Sleep Number Corp.(b)(c)	13,231	1,224,000
Sonic Automotive, Inc., Class A	174,435	8,815,945
Stamps.com, Inc.(b)	3,202	1,053,138
Standard Motor Products, Inc.	19,142	821,000
Steven Madden Ltd.	21,094	853,674
Sturm Ruger & Co., Inc.	6,248	488,531
Tupperware Brands Corp.(b)(c)	59,451	1,419,095
Unifi, Inc.(b)	17,655	410,302
Universal Electronics, Inc.(b)	9,794	494,793
Vera Bradley, Inc.(b)	28,755	329,532
Vista Outdoor, Inc.(b)	41,179	1,682,162
Winnebago Industries, Inc.	32,718	2,277,827
Wolverine World Wide, Inc.	39,795	1,427,049
Zumiez, Inc.(b)	18,815	756,175

		165,445,188

Consumer Staples-9.85%
Andersons, Inc. (The)	220,681	6,704,289
B&G Foods, Inc.(c)	48,899	1,484,574
Calavo Growers, Inc.	11,501	539,627
Cal-Maine Foods, Inc.(c)	31,663	1,144,934
Celsius Holdings, Inc.(b)(c)	1,896	155,017
Central Garden & Pet Co.(b)(c)	21,245	978,332

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2021

	Shares	Value
Consumer Staples-(continued)
Central Garden & Pet Co., Class A(b)	22,805	$950,284
Chefs’ Warehouse, Inc. (The)(b)(c)	24,251	733,108
Coca-Cola Consolidated, Inc.	9,417	3,824,809
Edgewell Personal Care Co.	33,624	1,422,295
elf Beauty, Inc.(b)	8,729	270,162
Fresh Del Monte Produce, Inc.	95,933	3,154,277
Inter Parfums, Inc.	6,026	437,126
J&J Snack Foods Corp.	4,284	701,548
John B. Sanfilippo & Son, Inc.	7,327	622,722
Medifast, Inc.	2,983	679,826
MGP Ingredients, Inc.(c)	4,189	273,542
National Beverage Corp.(c)	17,003	791,490
PriceSmart, Inc.	28,841	2,440,237
Seneca Foods Corp., Class A(b)	24,546	1,202,018
Simply Good Foods Co. (The)(b)(c)	19,955	710,797
SpartanNash Co.	350,421	7,534,051
United Natural Foods, Inc.(b)(c)	604,934	22,261,571
Universal Corp.	27,811	1,407,236
USANA Health Sciences, Inc.(b)	8,802	854,058
Vector Group Ltd.	114,382	1,718,018
WD-40 Co.(c)	1,354	324,459

		63,320,407

Energy-4.42%
Archrock, Inc.	67,685	519,821
Bonanza Creek Energy, Inc.	3,595	139,774
Bristow Group, Inc.(b)	36,386	1,148,342
Callon Petroleum Co.(b)(c)	17,637	602,656
CONSOL Energy, Inc.(b)	48,178	1,099,904
Core Laboratories N.V.(c)	7,263	200,168
DMC Global, Inc.(b)(c)	2,737	109,945
Dorian LPG Ltd.	16,799	222,083
Dril-Quip, Inc.(b)	7,263	176,491
Green Plains, Inc.(b)(c)	47,177	1,655,913
Helix Energy Solutions Group, Inc.(b)	92,592	348,146
Helmerich & Payne, Inc.	25,287	680,726
Laredo Petroleum, Inc.(b)(c)	8,685	469,250
Matador Resources Co.	22,485	646,444
Nabors Industries Ltd.(b)(c)	12,948	1,092,034
Nabors Industries Ltd., Wts., expiring 06/11/2026(b)	5,690	33,002
Oceaneering International, Inc.(b)	82,933	1,020,076
Oil States International, Inc.(b)(c)	59,470	348,494
Par Pacific Holdings, Inc.(b)	136,690	2,254,018
Patterson-UTI Energy, Inc.	69,056	535,874
PBF Energy, Inc., Class A(b)(c)	668,076	6,947,990
PDC Energy, Inc.	21,308	889,609
Penn Virginia Corp.(b)	8,106	167,794
ProPetro Holding Corp.(b)	40,339	312,224
Range Resources Corp.(b)(c)	99,661	1,457,044
Renewable Energy Group, Inc.(b)(c)	26,259	1,271,461
REX American Resources Corp.(b)	3,674	311,408
RPC, Inc.(b)(c)	72,479	277,595
SM Energy Co.	43,659	833,887
Southwestern Energy Co.(b)	388,276	1,766,656
Talos Energy, Inc.(b)	30,842	382,441
US Silica Holdings, Inc.(b)	57,151	501,786

		28,423,056

Financials-10.49%
Allegiance Bancshares, Inc.	4,825	179,345

	Shares	Value
Financials-(continued)
Ambac Financial Group, Inc.(b)	15,956	$224,820
American Equity Investment Life Holding Co.	101,036	3,201,831
Ameris Bancorp	17,698	871,450
AMERISAFE, Inc.	4,297	247,292
Apollo Commercial Real Estate Finance, Inc.	17,880	278,034
Assured Guaranty Ltd.(c)	15,470	771,334
Axos Financial, Inc.(b)	11,583	561,544
B. Riley Financial, Inc.	18,411	1,206,657
Banc of California, Inc.	11,844	212,837
BancFirst Corp.	5,457	308,648
Bancorp, Inc. (The)(b)	9,476	233,678
BankUnited, Inc.	19,606	824,040
Banner Corp.	8,312	475,446
Berkshire Hills Bancorp, Inc.	13,055	334,600
Blucora, Inc.(b)	35,380	580,586
Brightsphere Investment Group, Inc.	25,030	680,566
Brookline Bancorp, Inc.	16,262	243,442
Cadence Bancorp	35,409	761,648
Capitol Federal Financial, Inc.	19,052	219,860
Capstead Mortgage Corp., (Acquired 06/18/2021; Cost $113,051)(d)	17,667	121,726
Central Pacific Financial Corp.	7,357	186,206
City Holding Co.	2,378	185,246
Columbia Banking System, Inc.	11,680	424,685
Community Bank System, Inc.	6,070	449,180
Customers Bancorp, Inc.(b)	12,986	537,750
CVB Financial Corp.	16,821	342,476
Dime Community Bancshares, Inc.	5,492	181,236
Donnelley Financial Solutions, Inc.(b)	22,464	749,174
Eagle Bancorp, Inc.	5,707	329,294
eHealth, Inc.(b)	7,660	296,059
Ellington Financial, Inc.	5,354	99,156
Employers Holdings, Inc.	13,568	558,595
Encore Capital Group, Inc.(b)(c)	26,753	1,316,515
Enova International, Inc.(b)	21,491	708,773
EZCORP, Inc., Class A(b)(c)	80,805	556,746
FB Financial Corp.	12,848	529,209
First Bancorp	51,416	654,526
First Bancorp/Southern Pines NC(c)	5,929	247,595
First Commonwealth Financial Corp.	21,092	285,164
First Financial Bancorp	21,645	508,874
First Hawaiian, Inc.	20,392	569,141
First Midwest Bancorp, Inc.	29,355	549,819
Flagstar Bancorp, Inc.	35,797	1,770,520
Genworth Financial, Inc., Class A(b)	1,705,015	6,393,806
Granite Point Mortgage Trust, Inc.	11,227	154,484
Great Western Bancorp, Inc.	12,312	381,180
Green Dot Corp., Class A(b)	22,737	1,187,781
Greenhill & Co., Inc.	16,325	240,631
Hanmi Financial Corp.	9,908	191,026
HCI Group, Inc.(c)	2,791	311,643
Heritage Financial Corp.	7,045	179,295
Hilltop Holdings, Inc.(c)	51,494	1,723,504
HomeStreet, Inc.	7,335	299,635
Hope Bancorp, Inc.	32,045	441,901
Horace Mann Educators Corp.	27,808	1,140,128
Independent Bank Corp.(c)	4,825	370,077
Independent Bank Group, Inc.	7,046	496,250
Investors Bancorp, Inc.	54,140	774,743
James River Group Holdings Ltd.(c)	16,161	594,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2021

	Shares	Value
Financials-(continued)
KKR Real Estate Finance Trust, Inc.	9,226	$196,791
Meta Financial Group, Inc.	7,871	387,174
Mr. Cooper Group, Inc.(b)	81,802	3,180,462
National Bank Holdings Corp., Class A	7,001	262,537
NBT Bancorp, Inc.	10,099	362,150
New York Mortgage Trust, Inc.	33,690	148,910
NMI Holdings, Inc., Class A(b)	13,711	309,457
Northfield Bancorp, Inc.	8,756	147,976
Northwest Bancshares, Inc.	31,420	409,088
OFG Bancorp	18,773	446,985
Old National Bancorp	37,326	621,851
Pacific Premier Bancorp, Inc.	13,011	519,920
Palomar Holdings, Inc.(b)	1,859	166,938
Park National Corp.(c)	3,018	353,830
PennyMac Mortgage Investment Trust	81,823	1,588,184
Piper Sandler Cos.	8,790	1,256,267
PRA Group, Inc.(b)	21,170	889,140
Preferred Bank	2,515	160,683
ProAssurance Corp.	28,976	738,888
Provident Financial Services, Inc.	14,316	315,954
Ready Capital Corp.	32,322	494,850
Redwood Trust, Inc.	44,427	554,005
Renasant Corp.	14,354	503,825
S&T Bancorp, Inc.	8,780	261,644
Safety Insurance Group, Inc.	8,554	695,526
Seacoast Banking Corp. of Florida	7,364	235,206
Selectquote, Inc.(b)	33,127	316,363
ServisFirst Bancshares, Inc.	4,684	343,899
Simmons First National Corp., Class A	23,735	689,502
SiriusPoint Ltd. (Bermuda)(b)(c)	102,721	1,007,693
Southside Bancshares, Inc.	5,075	191,277
Stewart Information Services Corp.	34,068	2,144,581
StoneX Group, Inc.(b)	19,736	1,375,402
Tompkins Financial Corp.	3,058	243,386
Triumph Bancorp, Inc.(b)	3,740	307,503
Trupanion, Inc.(b)(c)	4,469	409,271
TrustCo Bank Corp.	4,091	131,280
United Community Banks, Inc.	17,014	513,312
United Fire Group, Inc.	31,803	825,606
United Insurance Holdings Corp.	109,982	419,031
Universal Insurance Holdings, Inc.	60,902	867,244
Veritex Holdings, Inc.	7,860	282,410
Virtus Investment Partners, Inc.	1,889	590,690
Walker & Dunlop, Inc.	7,859	872,742
Westamerica Bancorporation	2,667	151,326
WisdomTree Investments, Inc.	29,392	185,464
World Acceptance Corp.(b)(c)	2,530	480,371
WSFS Financial Corp.	10,600	481,346

		67,493,910

Health Care-8.34%
Addus HomeCare Corp.(b)(c)	6,712	603,543
Allscripts Healthcare Solutions, Inc.(b)	69,966	1,074,678
AMN Healthcare Services, Inc.(b)	22,196	2,519,690
Amphastar Pharmaceuticals, Inc.(b)	14,412	283,340
AngioDynamics, Inc.(b)	8,424	238,399
ANI Pharmaceuticals, Inc.(b)	4,790	145,281
Anika Therapeutics, Inc.(b)	2,359	101,744
Apollo Medical Holdings, Inc.(b)(c)	11,266	855,202
Avanos Medical, Inc.(b)	13,938	459,954

	Shares	Value
Health Care-(continued)
Cara Therapeutics, Inc.(b)	7,227	$114,042
Cardiovascular Systems, Inc.(b)	4,575	163,739
Coherus Biosciences, Inc.(b)(c)	23,836	380,899
Collegium Pharmaceutical, Inc.(b)(c)	10,722	220,123
Community Health Systems, Inc.(b)	579,859	7,138,064
Computer Programs & Systems, Inc.(b)	6,083	216,372
CONMED Corp.	5,044	662,479
Corcept Therapeutics, Inc.(b)	12,320	262,170
CorVel Corp.(b)	3,534	582,439
Covetrus, Inc.(b)	127,848	2,888,086
Cross Country Healthcare, Inc.(b)	43,645	949,279
CryoLife, Inc.(b)(c)	6,926	181,738
Cutera, Inc.(b)(c)	2,812	139,869
Cytokinetics, Inc.(b)(c)	2,173	71,644
Eagle Pharmaceuticals, Inc.(b)	3,525	188,129
Enanta Pharmaceuticals, Inc.(b)	1,553	88,832
Endo International PLC(b)	356,500	816,385
Ensign Group, Inc. (The)	22,408	1,830,061
Fulgent Genetics, Inc.(b)(c)	8,169	745,340
Glaukos Corp.(b)(c)	2,337	139,355
Hanger, Inc.(b)	30,365	725,116
HealthStream, Inc.(b)	7,327	222,668
Heska Corp.(b)(c)	860	228,158
Innoviva, Inc.(b)	21,740	331,752
Inogen, Inc.(b)	3,735	221,075
Integer Holdings Corp.(b)	9,081	897,112
Invacare Corp.(b)	78,083	660,582
Joint Corp. (The)(b)	647	66,104
Lantheus Holdings, Inc.(b)	10,978	289,490
LeMaitre Vascular, Inc.	1,897	107,408
Magellan Health, Inc.(b)	39,063	3,696,141
MEDNAX, Inc.(b)	45,413	1,458,211
Meridian Bioscience, Inc.(b)	12,360	250,166
Merit Medical Systems, Inc.(b)	12,226	877,460
Mesa Laboratories, Inc.	434	115,843
ModivCare, Inc.(b)	7,268	1,433,686
Myriad Genetics, Inc.(b)	14,890	532,764
Natus Medical, Inc.(b)	11,995	318,107
NeoGenomics, Inc.(b)(c)	8,233	400,288
NextGen Healthcare, Inc.(b)	24,726	377,319
Omnicell, Inc.(b)	5,165	801,970
OraSure Technologies, Inc.(b)(c)	16,060	175,857
Organogenesis Holdings, Inc.(b)	19,584	334,103
Orthofix Medical, Inc.(b)	7,502	318,085
Owens & Minor, Inc.	145,495	5,424,054
Pacira BioSciences, Inc.(b)	5,708	338,427
Pennant Group, Inc. (The)(b)	8,231	251,622
Phibro Animal Health Corp., Class A	20,912	507,952
Prestige Consumer Healthcare, Inc.(b)	14,273	819,127
RadNet, Inc.(b)	27,636	868,047
REGENXBIO, Inc.(b)	3,226	104,200
Select Medical Holdings Corp.	108,402	3,747,457
Simulations Plus, Inc.(c)	663	29,371
Supernus Pharmaceuticals, Inc.(b)	13,907	382,860
SurModics, Inc.(b)	1,579	94,851
Tabula Rasa HealthCare, Inc.(b)(c)	5,585	174,866
Tactile Systems Technology, Inc.(b)(c)	2,816	125,256
Tivity Health, Inc.(b)(c)	20,681	480,833
US Physical Therapy, Inc.	2,743	322,028
Vanda Pharmaceuticals, Inc.(b)	10,305	172,506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2021

	Shares	Value
Health Care-(continued)
Varex Imaging Corp.(b)	21,869	$637,919
Vericel Corp.(b)	1,807	97,885
Xencor, Inc.(b)	2,592	87,791
Zynex, Inc.(b)(c)	4,427	59,366

		53,626,759

Industrials-19.32%
AAON, Inc.	5,957	405,731
AAR Corp.(b)	32,147	1,088,176
ABM Industries, Inc.	96,399	4,773,678
Aerojet Rocketdyne Holdings, Inc.(c)	33,712	1,399,722
AeroVironment, Inc.(b)	2,738	280,262
Alamo Group, Inc.	6,075	941,686
Albany International Corp., Class A	7,827	613,089
Allegiant Travel Co.(b)	3,175	610,997
American Woodmark Corp.(b)	16,615	1,170,693
Apogee Enterprises, Inc.	25,298	1,087,308
Applied Industrial Technologies, Inc.	25,707	2,283,039
ArcBest Corp.	40,471	2,700,630
Arcosa, Inc.	24,891	1,264,961
Astec Industries, Inc.	12,182	744,807
Atlas Air Worldwide Holdings, Inc.(b)(c)	36,657	2,682,193
AZZ, Inc.	12,179	652,185
Barnes Group, Inc.	15,632	745,177
Boise Cascade Co.	78,820	4,559,737
Brady Corp., Class A	14,335	764,486
Chart Industries, Inc.(b)(c)	6,414	1,208,269
CIRCOR International, Inc.(b)	16,026	572,929
Comfort Systems USA, Inc.	26,760	2,033,225
CoreCivic, Inc.(b)	130,696	1,270,365
Deluxe Corp.	29,589	1,134,738
DXP Enterprises, Inc.(b)	22,834	684,563
Echo Global Logistics, Inc.(b)	66,668	2,192,044
Encore Wire Corp.	13,896	1,181,299
Enerpac Tool Group Corp.	13,415	337,521
EnPro Industries, Inc.	8,518	728,374
ESCO Technologies, Inc.	6,180	556,942
Exponent, Inc.	3,566	416,865
Federal Signal Corp.	20,795	844,901
Forrester Research, Inc.(b)	8,694	413,400
Forward Air Corp.	11,851	1,044,903
Franklin Electric Co., Inc.	13,153	1,117,742
Gibraltar Industries, Inc.(b)	11,963	893,158
GMS, Inc.(b)	57,552	2,843,644
Granite Construction, Inc.	71,972	2,917,745
Greenbrier Cos., Inc. (The)(c)	35,036	1,545,088
Griffon Corp.	79,564	1,925,449
Harsco Corp.(b)	69,761	1,272,441
Hawaiian Holdings, Inc.(b)(c)	12,611	254,994
Heartland Express, Inc.	27,682	464,504
Heidrick & Struggles International, Inc.	11,097	479,612
Hillenbrand, Inc.	47,504	2,205,136
HNI Corp.	34,401	1,303,454
Hub Group, Inc., Class A(b)	43,098	3,025,480
Insteel Industries, Inc.	12,347	456,839
Interface, Inc.	50,890	731,798
John Bean Technologies Corp.	9,664	1,409,881
Kaman Corp.	10,587	413,740
Kelly Services, Inc., Class A	141,658	2,753,832
Korn Ferry	20,883	1,476,219

	Shares	Value
Industrials-(continued)
Lindsay Corp.	2,400	$395,400
Lydall, Inc.(b)	17,562	1,088,493
ManTech International Corp., Class A	22,579	1,787,579
Marten Transport Ltd.	40,473	630,974
Matrix Service Co.(b)	50,901	574,163
Matson, Inc.	31,605	2,502,168
Matthews International Corp., Class A	32,442	1,201,327
Meritor, Inc.(b)	96,185	2,281,508
Moog, Inc., Class A	24,766	1,967,411
Mueller Industries, Inc.	44,415	1,981,353
MYR Group, Inc.(b)	20,498	2,131,997
National Presto Industries, Inc.	2,841	237,337
NOW, Inc.(b)	99,407	763,446
Park Aerospace Corp.	2,360	34,409
PGT Innovations, Inc.(b)	31,731	673,649
Pitney Bowes, Inc.	316,163	2,361,738
Powell Industries, Inc.	10,214	258,414
Proto Labs, Inc.(b)(c)	3,908	289,817
Quanex Building Products Corp.	28,519	671,908
Raven Industries, Inc.(b)	6,745	393,571
Resideo Technologies, Inc.(b)	136,489	4,400,405
Resources Connection, Inc.	32,723	517,023
SkyWest, Inc.(b)	32,011	1,493,313
SPX Corp.(b)	21,552	1,346,569
SPX FLOW, Inc.	17,455	1,405,651
Standex International Corp.	5,023	498,483
Team, Inc.(b)	75,615	338,755
Tennant Co.	9,663	714,869
Titan International, Inc.(b)	111,312	925,003
Triumph Group, Inc.(b)	70,075	1,293,584
TrueBlue, Inc.(b)	49,291	1,347,123
UFP Industries, Inc.	63,854	4,794,158
UniFirst Corp.	6,228	1,426,648
US Ecology, Inc.(b)(c)	19,314	692,407
Veritiv Corp.(b)	77,122	6,915,530
Viad Corp.(b)	2,351	101,540
Vicor Corp.(b)	2,703	333,469
Wabash National Corp.	73,145	1,136,673
Watts Water Technologies, Inc., Class A	8,600	1,475,502

		124,263,018

Information Technology-9.52%
3D Systems Corp.(b)	14,832	451,486
8x8, Inc.(b)(c)	15,483	373,914
ADTRAN, Inc.	19,005	392,643
Advanced Energy Industries, Inc.	11,260	1,015,427
Agilysys, Inc.(b)	1,896	107,750
Alarm.com Holdings, Inc.(b)	6,043	509,606
Applied Optoelectronics, Inc.(b)(c)	21,659	158,760
Arlo Technologies, Inc.(b)	42,633	264,325
Axcelis Technologies, Inc.(b)	9,212	457,929
Badger Meter, Inc.	3,572	382,525
Benchmark Electronics, Inc.	53,454	1,444,862
Bottomline Technologies (DE), Inc.(b)	9,514	402,157
CalAmp Corp.(b)	18,783	212,999
CEVA, Inc.(b)	1,778	85,788
Cohu, Inc.(b)	15,549	554,788
Comtech Telecommunications Corp.	20,907	533,547
CSG Systems International, Inc.	17,134	826,030
CTS Corp	9,478	332,488

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2021

	Shares	Value
Information Technology-(continued)
Daktronics, Inc.(b)	56,412	$343,549
Diebold Nixdorf, Inc.(b)	224,837	2,446,227
Digi International, Inc.(b)	11,682	256,770
Diodes, Inc.(b)	14,252	1,380,021
DSP Group, Inc.(b)	5,704	124,918
Ebix, Inc.	16,556	476,482
ePlus, Inc.(b)	13,667	1,479,043
EVERTEC, Inc.	9,392	434,380
ExlService Holdings, Inc.(b)	7,268	894,982
Extreme Networks, Inc.(b)	64,422	697,690
Fabrinet (Thailand)(b)	15,039	1,549,318
FARO Technologies, Inc.(b)	3,035	209,233
FormFactor, Inc.(b)	16,592	645,097
Harmonic, Inc.(b)	42,270	390,575
Ichor Holdings Ltd.(b)	13,574	601,464
Insight Enterprises, Inc.(b)	62,557	6,436,490
InterDigital, Inc.	3,526	254,260
Itron, Inc.(b)	16,906	1,420,273
Knowles Corp.(b)	31,171	623,420
Kulicke & Soffa Industries, Inc. (Singapore)	12,888	904,609
LivePerson, Inc.(b)(c)	5,253	336,717
MaxLinear, Inc.(b)	12,244	639,504
Methode Electronics, Inc.	15,809	736,225
MicroStrategy, Inc., Class A(b)(c)	764	530,445
NETGEAR, Inc.(b)(c)	25,640	916,117
OneSpan, Inc.(b)	6,242	120,283
Onto Innovation, Inc.(b)	6,142	455,306
OSI Systems, Inc.(b)	8,683	859,096
PC Connection, Inc.	41,735	2,020,391
PDF Solutions, Inc.(b)	4,070	91,656
Perficient, Inc.(b)	6,455	769,565
Photronics, Inc.(b)	35,995	542,445
Plantronics, Inc.(b)(c)	36,225	1,078,780
Plexus Corp.(b)	29,929	2,748,380
Power Integrations, Inc.	5,336	579,703
Progress Software Corp.	7,355	342,449
Rambus, Inc.(b)	9,777	232,693
Rogers Corp.(b)	3,429	728,354
Sanmina Corp.(b)	132,422	5,228,021
ScanSource, Inc.(b)	64,739	2,303,414
SMART Global Holdings, Inc.(b)(c)	20,099	973,998
SPS Commerce, Inc.(b)	2,614	354,275
TTEC Holdings, Inc.	15,961	1,683,247
TTM Technologies, Inc.(b)	112,500	1,575,000
Ultra Clean Holdings, Inc.(b)	20,361	941,493
Unisys Corp.(b)	60,117	1,455,433
Veeco Instruments, Inc.(b)(c)	14,941	340,505
Viavi Solutions, Inc.(b)	51,124	832,810
Vonage Holdings Corp.(b)	68,139	960,760
Xperi Holding Corp.	34,719	741,945

		61,194,835

Materials-6.62%
AdvanSix, Inc.(b)	32,511	1,186,651
Allegheny Technologies, Inc.(b)(c)	90,891	1,623,313
American Vanguard Corp.	20,942	321,041
Arconic Corp.(b)(c)	120,393	4,152,355
Balchem Corp.	4,235	594,679
Carpenter Technology Corp.	26,296	876,972
Century Aluminum Co.(b)(c)	98,734	1,265,770

	Shares	Value
Materials-(continued)
Clearwater Paper Corp.(b)	49,478	$1,607,540
Domtar Corp.(b)	58,715	3,219,343
Ferro Corp.(b)	36,091	750,693
FutureFuel Corp.	14,751	118,156
GCP Applied Technologies, Inc.(b)	30,397	724,664
Glatfelter Corp.	49,936	788,989
H.B. Fuller Co.	33,034	2,232,107
Hawkins, Inc.	14,088	533,653
Haynes International, Inc.	6,656	261,248
Innospec, Inc.	9,196	860,746
Kaiser Aluminum Corp.(c)	6,570	829,528
Koppers Holdings, Inc.(b)	40,573	1,334,852
Kraton Corp.(b)	36,609	1,541,971
Livent Corp.(b)(c)	12,776	317,739
Materion Corp.	12,557	917,038
Mercer International, Inc. (Germany)	87,692	997,935
Myers Industries, Inc.	20,560	468,768
Neenah, Inc.	11,726	590,873
O-I Glass, Inc.(b)	253,997	3,842,975
Olympic Steel, Inc.	29,860	813,984
Quaker Chemical Corp.	4,866	1,260,878
Rayonier Advanced Materials, Inc.(b)	186,241	1,314,861
Schweitzer-Mauduit International, Inc., Class A	21,114	808,033
Stepan Co.	11,991	1,409,662
SunCoke Energy, Inc.	132,351	919,839
TimkenSteel Corp.(b)(c)	41,252	564,327
Tredegar Corp.	39,171	520,191
Trinseo S.A.	40,573	2,106,956
U.S. Concrete, Inc.	13,884	174,788
Warrior Met Coal, Inc.	33,741	755,461

		42,608,579

Real Estate-2.94%
Acadia Realty Trust	11,823	250,884
Agree Realty Corp.	3,040	226,632
Alexander & Baldwin, Inc.	12,081	252,251
American Assets Trust, Inc.	6,702	266,874
Armada Hoffler Properties, Inc.	21,381	287,147
Brandywine Realty Trust	26,675	370,249
CareTrust REIT, Inc.	5,904	129,829
Centerspace(c)	1,891	191,331
Chatham Lodging Trust(b)	6,740	80,880
Community Healthcare Trust, Inc.	1,210	58,697
DiamondRock Hospitality Co.(b)	15,221	137,598
Diversified Healthcare Trust	308,621	1,157,329
Easterly Government Properties, Inc.(c)	9,020	192,757
Essential Properties Realty Trust, Inc.	4,761	154,304
Four Corners Property Trust, Inc.	4,998	142,993
Franklin Street Properties Corp.	33,257	159,634
GEO Group, Inc. (The)(c)	249,821	1,936,113
Getty Realty Corp.	3,516	111,211
Global Net Lease, Inc.	13,322	226,474
Hersha Hospitality Trust(b)	8,857	83,079
Independence Realty Trust, Inc.(c)	8,809	180,408
Industrial Logistics Properties Trust	6,588	180,709
Innovative Industrial Properties, Inc.(c)	600	147,546
iStar, Inc.	17,057	451,158
Kite Realty Group Trust(c)	9,052	183,393
Lexington Realty Trust	20,517	277,595

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2021

	Shares	Value
Real Estate-(continued)
LTC Properties, Inc.	3,035	$104,738
Mack-Cali Realty Corp.(b)	13,387	239,359
Marcus & Millichap, Inc.(b)	14,219	557,669
NexPoint Residential Trust, Inc.	2,799	181,347
Office Properties Income Trust	14,718	390,468
RE/MAX Holdings, Inc., Class A	6,063	203,050
Realogy Holdings Corp.(b)(c)	289,854	5,086,938
Retail Opportunity Investments Corp.	11,685	211,265
Retail Properties of America, Inc., Class A	26,650	352,313
RPT Realty	10,720	138,717
Safehold, Inc.(c)	1,639	146,871
Saul Centers, Inc.	3,928	181,002
Service Properties Trust(c)	58,302	666,392
SITE Centers Corp.	24,812	399,721
St. Joe Co. (The)	2,964	137,144
Summit Hotel Properties, Inc.(b)(c)	14,139	131,775
Tanger Factory Outlet Centers, Inc.(c)	15,351	256,669
Uniti Group, Inc.	79,047	1,033,144
Universal Health Realty Income Trust	855	50,642
Urstadt Biddle Properties, Inc., Class A	5,082	96,964
Washington REIT(c)	8,348	209,869
Whitestone REIT	10,596	103,947
Xenia Hotels & Resorts, Inc.(b)	9,509	165,647

		18,882,726

Utilities-0.72%
American States Water Co.	4,708	434,124
Avista Corp.	24,240	1,014,444

	Shares	Value
Utilities-(continued)
California Water Service Group	10,838	$688,755
Chesapeake Utilities Corp.	3,427	447,909
Northwest Natural Holding Co.	11,354	584,163
South Jersey Industries, Inc.	48,390	1,200,556
Unitil Corp.	5,868	291,053

		4,661,004

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $575,688,804)		643,098,191

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-10.17%
Invesco Private Government Fund, 0.02%(e)(f)(g)	19,362,671	19,362,671
Invesco Private Prime Fund, 0.11%(e)(f)(g)	46,041,014	46,059,431

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $65,422,102)		65,422,102

TOTAL INVESTMENTS IN SECURITIES-110.17% (Cost $641,110,906)		708,520,293
OTHER ASSETS LESS LIABILITIES-(10.17)%		(65,410,631)

NET ASSETS-100.00%		$643,109,662

Investment Abbreviations:

REIT -Real Estate Investment Trust

Wts. - Warrants

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)	Restricted security. The aggregate value of these securities at August 31, 2021 was $607,684, which represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Invesco Mortgage Capital, Inc.	$33,873	$-	$(32,099)	$6,571	$(8,345)	$-	$-
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	14,649,598	(14,649,598)	-	-	-	58
Invesco Premier U.S. Government Money Portfolio, Institutional Class	122,767	133,312	(256,079)	-	-	-	1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco S&P SmallCap 600 Revenue ETF (RWJ)–(continued)

August 31, 2021

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$15,106,711	$193,374,605	$(189,118,645)	$-	$-	$19,362,671	$3,022	*
Invesco Private Prime Fund	5,035,646	294,213,837	(253,191,873)	-	1,821	46,059,431	30,121	*

Total	$20,298,997	$502,371,352	$(457,248,294)	$6,571	$(6,524)	$65,422,102	$33,202

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco S&P Ultra Dividend Revenue ETF (RDIV)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.76%
Communication Services-9.95%
Interpublic Group of Cos., Inc. (The)	426,948	$15,895,274
Omnicom Group, Inc.	307,604	22,522,765
Verizon Communications, Inc.	641,147	35,263,085

		73,681,124

Consumer Discretionary-2.07%
Newell Brands, Inc.	601,957	15,295,727

Consumer Staples-5.28%
Walgreens Boots Alliance, Inc.	769,943	39,074,607

Energy-5.18%
Murphy Oil Corp.	141,783	3,014,307
Phillips 66	496,433	35,291,422

		38,305,729

Financials-18.77%
Associated Banc-Corp.	102,976	2,123,365
Cathay General Bancorp	33,014	1,313,297
CIT Group, Inc.	105,614	5,853,128
F.N.B. Corp.	206,789	2,415,296
First Horizon Corp.	403,373	6,611,283
Franklin Resources, Inc.	385,063	12,491,444
Invesco Ltd.(b)	429,654	10,878,839
KeyCorp	647,998	13,167,319
Mercury General Corp.	111,314	6,646,559
Old Republic International Corp.	607,549	15,796,274
PacWest Bancorp	49,790	2,118,565
Principal Financial Group, Inc.	363,321	24,273,476
Synovus Financial Corp.	91,664	3,950,718
Umpqua Holdings Corp.	130,191	2,534,819
United Bankshares, Inc.(c)	58,060	2,109,320
Unum Group	818,421	21,786,367
Valley National Bancorp	199,993	2,607,909
Webster Financial Corp.	43,773	2,211,412

		138,889,390

Health Care-5.35%
Pfizer, Inc.	859,589	39,601,265

Information Technology-15.02%
Hewlett Packard Enterprise Co.	2,541,101	39,285,421
International Business Machines Corp.	253,472	35,572,261
Seagate Technology Holdings PLC	200,840	17,591,576
Western Union Co. (The)	350,839	7,592,156
Xerox Holdings Corp.	493,244	11,102,922

		111,144,336

Materials-13.14%
Amcor PLC	1,872,763	24,065,004
International Paper Co.	598,010	35,934,421
LyondellBasell Industries N.V., Class A	370,934	37,223,227

		97,222,652

Real Estate-5.03%
American Campus Communities, Inc.	28,827	1,465,853

	Shares	Value
Real Estate-(continued)
Boston Properties, Inc.(c)	39,895	$4,507,736
CoreSite Realty Corp.	7,512	1,114,556
Corporate Office Properties Trust	35,207	992,133
Federal Realty Investment Trust	11,888	1,447,602
Healthcare Realty Trust, Inc.	26,928	808,648
Healthpeak Properties, Inc.	96,088	3,459,168
Highwoods Properties, Inc.	25,938	1,185,107
Kimco Realty Corp.	85,456	1,862,086
National Retail Properties, Inc.	28,390	1,351,648
Realty Income Corp.	40,101	2,896,094
Regency Centers Corp.	26,034	1,786,453
STORE Capital Corp.(c)	32,031	1,155,358
Ventas, Inc.	103,784	5,805,677
Welltower, Inc.	84,281	7,377,116

		37,215,235

Utilities-19.97%
ALLETE, Inc.	28,908	1,948,977
Consolidated Edison, Inc.	288,281	21,750,802
Dominion Energy, Inc.	326,054	25,380,043
Edison International	412,288	23,846,738
FirstEnergy Corp.	473,445	18,402,807
National Fuel Gas Co.	50,312	2,606,665
NorthWestern Corp.	33,734	2,145,482
OGE Energy Corp.	166,032	5,879,193
Pinnacle West Capital Corp.	72,001	5,536,877
Southern Co. (The)	560,446	36,838,116
Spire, Inc.	52,349	3,491,678

		147,827,378

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.76% (Cost $676,565,459)		738,257,443

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.57%
Invesco Private Government Fund, 0.02%(b)(d)(e)	1,271,511	1,271,511
Invesco Private Prime Fund, 0.11%(b)(d)(e)	2,965,673	2,966,859

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,238,370)		4,238,370

TOTAL INVESTMENTS IN SECURITIES-100.33% (Cost $680,803,829)		742,495,813
OTHER ASSETS LESS LIABILITIES-(0.33)%		(2,424,372)

NET ASSETS-100.00%		$740,071,441

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco S&P Ultra Dividend Revenue ETF (RDIV)–(continued)

August 31, 2021

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2021	Dividend Income
Invesco Ltd.	$-	$12,158,950	$(701,507)	$(554,413)	$(24,191)	$10,878,839	$133,896
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	40,643,458	(40,643,458)	-	-	-	278
Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	6,872,377	(6,872,377)	-	-	-	15
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	45,468,924	(44,197,413)	-	-	1,271,511	249	*
Invesco Private Prime Fund	-	90,532,252	(87,565,393)	-	-	2,966,859	3,743	*

Total	$-	$195,675,961	$(179,980,148)	$(554,413)	$(24,191)	$15,117,209	$138,181

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Statements of Assets and Liabilities

August 31, 2021

	Invesco S&P 500 Revenue ETF (RWL)	Invesco S&P MidCap 400 Revenue ETF (RWK)	Invesco S&P SmallCap 600 Revenue ETF (RWJ)	Invesco S&P Ultra Dividend Revenue ETF (RDIV)
Assets:
Unaffiliated investments in securities, at value(a)	$1,047,759,078	$393,576,125	$643,098,191	$727,378,604
Affiliated investments in securities, at value	4,710,022	24,684,234	65,422,102	15,117,209
Cash	-	12,515	-	-
Receivable for:
Dividends	2,162,616	262,240	316,605	4,009,869
Securities lending	875	2,455	8,074	866
Investments sold	-	-	2,363,242	-

Total assets	1,054,632,591	418,537,569	711,208,214	746,506,548

Liabilities:
Due to custodian	924,678	-	98,049	172,916
Payable for:
Investments purchased	-	-	-	1,493,882
Investments purchased - affiliated broker	-	12,515	-	283,263
Collateral upon return of securities loaned	4,260,769	24,577,870	65,422,102	4,238,370
Fund shares repurchased	-	-	2,368,118	-
Accrued unitary management fees	348,787	130,563	210,283	246,676

Total liabilities	5,534,234	24,720,948	68,098,552	6,435,107

Net Assets	$1,049,098,357	$393,816,621	$643,109,662	$740,071,441

Net assets consist of:
Shares of beneficial interest	$866,543,739	$371,286,123	$711,658,781	$1,133,732,296
Distributable earnings (loss)	182,554,618	22,530,498	(68,549,119)	(393,660,855)

Net Assets	$1,049,098,357	$393,816,621	$643,109,662	$740,071,441

Shares outstanding (unlimited amount authorized, $0.01 par value)	13,851,400	4,321,400	5,431,400	17,970,000
Net asset value	$75.74	$91.13	$118.41	$41.18

Market price	$75.74	$91.10	$118.25	$41.16

Unaffiliated investments in securities, at cost	$779,426,093	$321,340,255	$575,688,804	$665,132,207

Affiliated investments in securities, at cost	$4,553,493	$24,684,234	$65,422,102	$15,671,622

(a) Includes securities on loan with an aggregate value of:	$4,210,188	$24,090,292	$63,582,582	$4,186,685

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Statements of Operations

For the year ended August 31, 2021

	Invesco S&P 500 Revenue ETF (RWL)	Invesco S&P MidCap 400 Revenue ETF (RWK)	Invesco S&P SmallCap 600 Revenue ETF (RWJ)	Invesco S&P Ultra Dividend Revenue ETF (RDIV)
Investment income:
Unaffiliated dividend income	$18,270,306	$4,074,082	$4,189,094	$25,476,452
Affiliated dividend income	15,551	44	59	134,189
Securities lending income	23,618	31,868	417,647	4,720
Foreign withholding tax	-	-	(4,697)	-

Total investment income	18,309,475	4,105,994	4,602,103	25,615,361

Expenses:
Unitary management fees	3,591,920	1,264,756	1,723,566	2,658,906

Less: Waivers	(397)	(62)	(84)	(1,127)

Net expenses	3,591,523	1,264,694	1,723,482	2,657,779

Net investment income	14,717,952	2,841,300	2,878,621	22,957,582

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(41,599,043)	(9,928,245)	(9,678,737)	(4,371,120)
Affiliated investment securities	(149,373)	441	(6,524)	(21,326)
Unaffiliated in-kind redemptions	88,012,031	57,683,391	123,706,795	136,122,734
Affiliated in-kind redemptions	111,429	-	-	(2,865)

Net realized gain	46,375,044	47,755,587	114,021,534	131,727,423

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	219,348,352	83,864,676	81,045,114	107,673,674
Affiliated investment securities	485,498	-	6,571	(554,413)

Change in net unrealized appreciation	219,833,850	83,864,676	81,051,685	107,119,261

Net realized and unrealized gain	266,208,894	131,620,263	195,073,219	238,846,684

Net increase in net assets resulting from operations	$280,926,846	$134,461,563	$197,951,840	$261,804,266

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

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35

Statements of Changes in Net Assets

For the years ended August 31, 2021 and 2020

	Invesco S&P 500 Revenue ETF (RWL)		Invesco S&P MidCap 400 Revenue ETF (RWK)
	2021	2020	2021	2020
Operations:
Net investment income	$14,717,952	$17,213,084	$2,841,300	$3,604,253
Net realized gain (loss)	46,375,044	54,618,192	47,755,587	1,667,993
Change in net unrealized appreciation (depreciation)	219,833,850	(19,780,568)	83,864,676	(10,502,165)

Net increase (decrease) in net assets resulting from operations	280,926,846	52,050,708	134,461,563	(5,229,919)

Distributions to Shareholders from:
Distributable earnings	(14,732,391)	(18,858,596)	(2,621,053)	(4,187,523)

Shareholder Transactions:
Proceeds from shares sold	230,894,296	122,131,917	193,528,029	31,016,971
Value of shares repurchased	(230,073,228)	(291,418,745)	(140,916,965)	(139,652,137)

Net increase (decrease) in net assets resulting from share transactions	821,068	(169,286,828)	52,611,064	(108,635,166)

Net increase (decrease) in net assets	267,015,523	(136,094,716)	184,451,574	(118,052,608)

Net assets:
Beginning of period	782,082,834	918,177,550	209,365,047	327,417,655

End of period	$1,049,098,357	$782,082,834	$393,816,621	$209,365,047

Changes in Shares Outstanding:
Shares sold	3,450,000	2,250,000	2,340,000	600,000
Shares repurchased	(3,550,000)	(5,750,000)	(1,720,000)	(2,700,000)
Shares outstanding, beginning of period	13,951,400	17,451,400	3,701,400	5,801,400

Shares outstanding, end of period	13,851,400	13,951,400	4,321,400	3,701,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P SmallCap 600 Revenue ETF (RWJ)		Invesco S&P Ultra Dividend Revenue ETF (RDIV)
2021	2020	2021	2020

$2,878,621	$4,191,612	$22,957,582	$55,095,693
114,021,534	(53,856,222)	131,727,423	(364,444,598)
81,051,685	63,729,548	107,119,261	60,150,734

197,951,840	14,064,938	261,804,266	(249,198,171)

(2,423,825)	(5,070,798)	(36,059,664)	(51,573,798)

456,506,540	53,812,575	614,858,749	470,839,096
(236,349,496)	(184,776,912)	(705,034,060)	(1,137,864,895)

220,157,044	(130,964,337)	(90,175,311)	(667,025,799)

415,685,059	(121,970,197)	135,569,291	(967,797,768)

227,424,603	349,394,800	604,502,150	1,572,299,918

$643,109,662	$227,424,603	$740,071,441	$604,502,150

3,980,000	800,000	16,350,000	12,400,000
(2,150,000)	(3,150,000)	(19,530,000)	(35,350,000)
3,601,400	5,951,400	21,150,000	44,100,000

5,431,400	3,601,400	17,970,000	21,150,000

37

Financial Highlights

Invesco S&P 500 Revenue ETF (RWL)

	Years Ended August 31,		Two Months Ended August 31,		Years Ended June 30,
	2021	2020	2019		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$56.06	$52.61	$53.43		$50.69	$46.43	$40.74

Net investment income(a)	1.06	1.08	0.20		1.03	0.90	0.83
Net realized and unrealized gain (loss) on investments	19.68	3.53	(1.02)		2.72	4.41	5.60

Total from investment operations	20.74	4.61	(0.82)		3.75	5.31	6.43

Distributions to shareholders from:
Net investment income	(1.06)	(1.16)	-		(1.01)	(1.05)	(0.74)

Net asset value at end of period	$75.74	$56.06	$52.61		$53.43	$50.69	$46.43

Market price at end of period	$75.74 (b)	$56.16 (b)	$52.62	(b)	$53.41 (b)

Net Asset Value Total Return(c)	37.38%	9.09%	(1.54)%		7.51%	11.49%	15.96%
Market Price Total Return(c)	37.13%	9.26%	(1.47)%		7.41%	11.46%	15.98%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,049,098	$782,083	$918,178		$956,549	$917,494	$689,504
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39	%(d)	0.39%	0.39%	0.42%
Expenses, prior to Waivers	0.39%	0.39%	0.39	%(d)	0.39%	0.41%	0.52%
Net investment income	1.60%	2.01%	2.26	%(d)	1.99%	1.81%	1.89%
Portfolio turnover rate(e)	17%	14%	0	%(f)	19%	15%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(e)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(f)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Financial Highlights–(continued)

Invesco S&P MidCap 400 Revenue ETF (RWK)

	Years Ended August 31,		Two Months Ended August 31,		Years Ended June 30,
	2021	2020	2019		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$56.56	$56.44	$61.01		$61.05	$56.31	$47.74

Net investment income(a)	0.69	0.74	0.10		0.65	0.63	0.56
Net realized and unrealized gain (loss) on investments	34.51	0.21	(4.67)		(0.06)	4.70	8.68

Total from investment operations	35.20	0.95	(4.57)		0.59	5.33	9.24

Distributions to shareholders from:
Net investment income	(0.63)	(0.83)	-		(0.63)	(0.59)	(0.67)

Net asset value at end of period	$91.13	$56.56	$56.44		$61.01	$61.05	$56.31

Market price at end of period	$91.10 (b)	$56.62 (b)	$56.42	(b)	$60.91 (b)

Net Asset Value Total Return(c)	62.54%	1.89%	(7.49)%		1.05%	9.48%	19.46%
Market Price Total Return(c)	62.32%	2.03%	(7.37)%		0.90%	9.40%	19.45%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$393,817	$209,365	$327,418		$356,996	$378,611	$329,502
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39	%(d)	0.39%	0.39%	0.43%
Expenses, prior to Waivers	0.39%	0.39%	0.39	%(d)	0.39%	0.42%	0.56%
Net investment income	0.88%	1.30%	1.06	%(d)	1.09%	1.08%	1.05%
Portfolio turnover rate(e)	34%	33%	0	%(f)	33%	34%	46%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(e)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
(f)	Amount represents less than 0.5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Financial Highlights–(continued)

Invesco S&P SmallCap 600 Revenue ETF (RWJ)

	Years Ended August 31,		Two Months Ended August 31,		Years Ended June 30,
	2021	2020	2019		2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$63.15	$58.71	$63.30		$73.21	$66.03		$55.06

Net investment income(a)	0.66	0.89	0.11		0.79	0.69		0.55
Net realized and unrealized gain (loss) on investments	55.17	4.58	(4.70)		(9.90)	7.24		10.85

Total from investment operations	55.83	5.47	(4.59)		(9.11)	7.93		11.40

Distributions to shareholders from:
Net investment income	(0.57)	(1.03)	-		(0.80)	(0.75)		(0.43)

Net asset value at end of period	$118.41	$63.15	$58.71		$63.30	$73.21		$66.03

Market price at end of period	$118.25 (b)	$63.17 (b)	$58.69	(b)	$63.23 (b)

Net Asset Value Total Return(c)	88.75%	9.63%	(7.25)%		(12.45)%	12.07	%(d)	20.75%
Market Price Total Return(c)	88.42%	9.70%	(7.18)%		(12.57)%	12.10	%(d)	20.76%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$643,110	$227,425	$349,395		$405,199	$508,897		$554,751
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39	%(e)	0.39%	0.39%		0.43%
Expenses, prior to Waivers	0.39%	0.39%	0.39	%(e)	0.39%	0.42%		0.54%
Net investment income	0.65%	1.50%	1.10	%(e)	1.15%	1.01%		0.86%
Portfolio turnover rate(f)	40%	49%	1%		39%	38%		46%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Total Return at Net Asset Value and Total Return at Market Value include payments by affiliate, without which Total Return at Net Asset Value and Total Return at Market Value would have been lower. Such payments positively impacted Total Return at Net Asset Value by 0.10% and Total Return at Market Value by 0.09%.

(e)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(f)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Financial Highlights–(continued)

Invesco S&P Ultra Dividend Revenue ETF (RDIV)

	Years Ended August 31,		Two Months Ended August 31,		Years Ended June 30,
	2021	2020	2019		2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$28.58	$35.65	$37.65		$38.19	$33.82	$31.52

Net investment income(a)	1.23	1.62	0.21		1.46	1.73	1.50
Net realized and unrealized gain (loss) on investments	13.29	(7.33)	(2.21)		(0.66)	4.56	1.96

Total from investment operations	14.52	(5.71)	(2.00)		0.80	6.29	3.46

Distributions to shareholders from:
Net investment income	(1.92)	(1.36)	-		(1.34)	(1.92)	(1.14)
Net realized gains	-	-	-		-	-	(0.02)

Total distributions	(1.92)	(1.36)	-		(1.34)	(1.92)	(1.16)

Net asset value at end of period	$41.18	$28.58	$35.65		$37.65	$38.19	$33.82

Market price at end of period	$41.16 (b)	$28.63 (b)	$35.67	(b)	$37.67 (b)

Net Asset Value Total Return(c)	52.38%	(16.26)%	(5.31)%		2.26%	19.13%	11.10%
Market Price Total Return(c)	52.06%	(16.17)%	(5.31)%		2.26%	19.12%	11.18%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$740,071	$604,502	$1,572,300		$1,782,599	$610,987	$510,630
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39	%(d)	0.39%	0.39%	0.41%
Expenses, prior to Waivers	0.39%	0.39%	0.39	%(d)	0.39%	0.41%	0.52%
Net investment income	3.37%	4.77%	3.36	%(d)	3.93%	4.90%	4.48%
Portfolio turnover rate(e)	97%	98%	12%		122%	74%	81%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios are annualized except for non-recurring costs associated with a proxy statement of less than 0.005%.
(e)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2021

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco S&P 500 Revenue ETF (RWL)	“S&P 500 Revenue ETF”

Invesco S&P MidCap 400 Revenue ETF (RWK)	“S&P MidCap 400 Revenue ETF”

Invesco S&P SmallCap 600 Revenue ETF (RWJ)	“S&P SmallCap 600 Revenue ETF”

Invesco S&P Ultra Dividend Revenue ETF (RDIV)	“S&P Ultra Dividend Revenue ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
S&P 500 Revenue ETF	S&P 500® Revenue-Weighted Index

S&P MidCap 400 Revenue ETF	S&P MidCap 400® Revenue-Weighted Index

S&P SmallCap 600 Revenue ETF	S&P SmallCap 600® Revenue-Weighted Index

S&P Ultra Dividend Revenue ETF	S&P 900® Dividend Revenue-Weighted Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value

42

debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income

43

per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.
C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for

44

international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

J.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

45

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Small-and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)
S&P 500 Revenue ETF	0.39%
S&P MidCap 400 Revenue ETF	0.39%
S&P SmallCap 600 Revenue ETF	0.39%
S&P Ultra Dividend Revenue ETF	0.39%

The Adviser had agreed to waive a portion of each Fund’s unitary management fee to the extent necessary to prevent the operating expenses of each Fund (excluding distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses) from exceeding the Fund’s unitary management fee through May 24, 2021.

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

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For the fiscal year ended August 31, 2021, the Adviser waived fees for each Fund in the following amounts:

S&P 500 Revenue ETF	$397
S&P MidCap 400 Revenue ETF	62
S&P SmallCap 600 Revenue ETF	84
S&P Ultra Dividend Revenue ETF	1,127

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with S&P Dow Jones Indices LLC (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended August 31, 2021, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

S&P 500 Revenue ETF	$29,899
S&P MidCap 400 Revenue ETF	19,344
S&P SmallCap 600 Revenue ETF	25,148
S&P Ultra Dividend Revenue ETF	45,152

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased – affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended August 31, 2021, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*
S&P 500 Revenue ETF	$-	$42,354	$(1,325)
S&P MidCap 400 Revenue ETF	3,850	12,073,582	707,107
S&P SmallCap 600 Revenue ETF	96,944	2,156,401	941,533
S&P Ultra Dividend Revenue ETF	23,311,272	7,229,196	(238,877)

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

47

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
S&P 500 Revenue ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,048,208,331	$-	$-	$1,048,208,331
Money Market Funds	-	4,260,769	-	4,260,769

Total Investments	$1,048,208,331	$4,260,769	$-	$1,052,469,100

S&P MidCap 400 Revenue ETF
Investments in Securities
Common Stocks & Other Equity Interests	$393,576,125	$-	$-	$393,576,125
Money Market Funds	106,364	24,577,870	-	24,684,234

Total Investments	$393,682,489	$24,577,870	$-	$418,260,359

S&P SmallCap 600 Revenue ETF
Investments in Securities
Common Stocks & Other Equity Interests	$643,098,191	$-	$-	$643,098,191
Money Market Funds	-	65,422,102	-	65,422,102

Total Investments	$643,098,191	$65,422,102	$-	$708,520,293

S&P Ultra Dividend Revenue ETF
Investments in Securities
Common Stocks & Other Equity Interests	$738,257,443	$-	$-	$738,257,443
Money Market Funds	-	4,238,370	-	4,238,370

Total Investments	$738,257,443	$4,238,370	$-	$742,495,813

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2021 and 2020:

	2021	2020
	Ordinary Income*	Ordinary Income*
S&P 500 Revenue ETF	$14,732,391	$18,858,596
S&P MidCap 400 Revenue ETF	2,621,053	4,187,523
S&P SmallCap 600 Revenue ETF	2,423,825	5,070,798
S&P Ultra Dividend Revenue ETF	36,059,664	51,573,798

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
S&P 500 Revenue ETF	$2,873,607	$263,174,832	$(83,493,821)	$866,543,739	$1,049,098,357
S&P MidCap 400 Revenue ETF	550,726	70,824,371	(48,844,599)	371,286,123	393,816,621
S&P SmallCap 600 Revenue ETF	630,799	64,657,849	(133,837,767)	711,658,781	643,109,662
S&P Ultra Dividend Revenue ETF	3,492,290	61,600,245	(458,753,390)	1,133,732,296	740,071,441

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Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of August 31, 2021:

	No expiration
	Short-Term	Long-Term	Total*
S&P 500 Revenue ETF	$10,432,365	$73,061,456	$83,493,821
S&P MidCap 400 Revenue ETF	20,511,281	28,333,318	48,844,599
S&P SmallCap 600 Revenue ETF	33,191,459	100,646,308	133,837,767
S&P Ultra Dividend Revenue ETF	343,161,145	115,592,245	458,753,390

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7 – Investment Transactions

For the fiscal year ended August 31, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
S&P 500 Revenue ETF	$160,253,198	$157,307,723
S&P MidCap 400 Revenue ETF	108,344,493	107,033,651
S&P SmallCap 600 Revenue ETF	177,361,119	174,832,078
S&P Ultra Dividend Revenue ETF	684,627,655	702,005,393

For the fiscal year ended August 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
S&P 500 Revenue ETF	$229,463,950	$230,072,950
S&P MidCap 400 Revenue ETF	193,036,325	141,218,930
S&P SmallCap 600 Revenue ETF	455,293,319	236,942,692
S&P Ultra Dividend Revenue ETF	614,412,726	695,777,998

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. At August 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
S&P 500 Revenue ETF	$278,207,022	$(15,032,190)	$263,174,832	$789,294,268
S&P MidCap 400 Revenue ETF	77,407,579	(6,583,208)	70,824,371	347,435,988
S&P SmallCap 600 Revenue ETF	87,042,273	(22,384,424)	64,657,849	643,862,444
S&P Ultra Dividend Revenue ETF	71,732,463	(10,132,218)	61,600,245	680,895,568

NOTE 8 – Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies and in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended August 31, 2021, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P 500 Revenue ETF	$(4,423)	$(86,901,611)	$86,906,034
S&P MidCap 400 Revenue ETF	445	(56,657,833)	56,657,388
S&P SmallCap 600 Revenue ETF	(44,755)	(121,693,073)	121,737,828
S&P Ultra Dividend Revenue ETF	8,805	(135,830,057)	135,821,252

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NOTE 9 – Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10 – Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF and Invesco S&P Ultra Dividend Revenue ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2021, for the period July 1, 2019 through August 31, 2019 and for the year ended June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021, and each of the financial highlights for each of the two years in the period ended August 31, 2021, for the period July 1, 2019 through August 31, 2019 and for the year ended June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund
Invesco S&P 500 Revenue ETF	Oppenheimer S&P 500 Revenue ETF
Invesco S&P MidCap 400 Revenue ETF	Oppenheimer S&P MidCap 400 Revenue ETF
Invesco S&P SmallCap 600 Revenue ETF	Oppenheimer S&P SmallCap 600 Revenue ETF
Invesco S&P Ultra Dividend Revenue ETF	Oppenheimer S&P Ultra Dividend Revenue ETF

The financial statements of the Predecessor Funds as of and for the year ended June 30, 2018 and the financial highlights for each of the years ended on or prior to June 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated August 28, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

October 25, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

51

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended August 31, 2021.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P 500 Revenue ETF (RWL)
Actual	$1,000.00	$1,174.30	0.39%	$2.14
Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99
Invesco S&P MidCap 400 Revenue ETF (RWK)
Actual	1,000.00	1,165.40	0.39	2.13
Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99
Invesco S&P SmallCap 600 Revenue ETF (RWJ)
Actual	1,000.00	1,168.70	0.39	2.13
Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99
Invesco S&P Ultra Dividend Revenue ETF (RDIV)
Actual	1,000.00	1,093.20	0.39	2.06
Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

52

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*
Invesco S&P 500 Revenue ETF	0%	100%	100%	0%	0%
Invesco S&P MidCap 400 Revenue ETF	0%	100%	100%	0%	0%
Invesco S&P SmallCap 600 Revenue ETF	0%	98%	98%	0%	0%
Invesco S&P Ultra Dividend Revenue ETF	0%	96%	92%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

53

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	231	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	231	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

54

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	231	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

55

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	231	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

56

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008);Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	231	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	231	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

57

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	231	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

58

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	231	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	231	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

59

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	231	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

60

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO and Fund Administration, InvescoAdvisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

61

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

62

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

63

Approval of Investment Advisory and Sub-Advisory Contracts

At a meeting held on April 15, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 71 series (each, a “Fund” and collectively, the “Funds”):

Invesco 1-30 Laddered Treasury ETF	Invesco S&P 500® Enhanced Value ETF
Invesco California AMT-Free Municipal Bond ETF	Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF
Invesco CEF Income Composite ETF	Invesco S&P 500® High Beta ETF
Invesco China Technology ETF	Invesco S&P 500® High Dividend Low Volatility ETF
Invesco DWA Developed Markets Momentum ETF	Invesco S&P 500® Low Volatility ETF
Invesco DWA Emerging Markets Momentum ETF	Invesco S&P 500 Minimum Variance ETF
Invesco DWA SmallCap Momentum ETF	Invesco S&P 500® Momentum ETF
Invesco Emerging Markets Sovereign Debt ETF	Invesco S&P 500 Revenue ETF
Invesco FTSE International Low Beta Equal Weight ETF	Invesco S&P Emerging Markets Low Volatility ETF
Invesco FTSE RAFI Developed Markets ex-U.S. ETF	Invesco S&P Emerging Markets Momentum ETF
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	Invesco S&P International Developed High Dividend Low
Invesco FTSE RAFI Emerging Markets ETF	Volatility ETF
Invesco Fundamental High Yield® Corporate Bond ETF	Invesco S&P International Developed Low Volatility ETF
Invesco Fundamental Investment Grade Corporate Bond ETF	Invesco S&P International Developed Momentum ETF
Invesco Global Clean Energy ETF	Invesco S&P International Developed Quality ETF
Invesco Global Short Term High Yield Bond ETF	Invesco S&P MidCap 400 Revenue ETF
Invesco Global Water ETF	Invesco S&P MidCap Low Volatility ETF
Invesco International BuyBack Achievers™ ETF	Invesco S&P SmallCap 600 Revenue ETF
Invesco International Corporate Bond ETF	Invesco S&P SmallCap Consumer Discretionary ETF
Invesco KBW Bank ETF	Invesco S&P SmallCap Consumer Staples ETF
Invesco KBW High Dividend Yield Financial ETF	Invesco S&P SmallCap Energy ETF
Invesco KBW Premium Yield Equity REIT ETF	Invesco S&P SmallCap Financials ETF
Invesco KBW Property & Casualty Insurance ETF	Invesco S&P SmallCap Health Care ETF
Invesco KBW Regional Banking ETF	Invesco S&P SmallCap High Dividend Low Volatility ETF
Invesco National AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Industrials ETF
Invesco New York AMT-Free Municipal Bond ETF	Invesco S&P SmallCap Information Technology ETF
Invesco Preferred ETF	Invesco S&P SmallCap Low Volatility ETF
Invesco PureBetaSM 0-5 Yr US TIPS ETF	Invesco S&P SmallCap Materials ETF
Invesco PureBetaSM FTSE Developed ex-North America ETF	Invesco S&P SmallCap Quality ETF
Invesco PureBetaSM FTSE Emerging Markets ETF Invesco PureBetaSM MSCI USA ETF	Invesco S&P SmallCap Utilities & Communication Services ETF
Invesco PureBetaSM MSCI USA Small Cap ETF	Invesco S&P Ultra Dividend Revenue ETF
Invesco PureBetaSM US Aggregate Bond ETF	Invesco Senior Loan ETF
Invesco Russell 1000 Enhanced Equal Weight ETF	Invesco Taxable Municipal Bond ETF
Invesco Russell 1000 Equal Weight ETF	Invesco Treasury Collateral ETF
Invesco Russell 1000 Low Beta Equal Weight ETF	Invesco Variable Rate Preferred ETF
Invesco VRDO Tax-Free ETF

Also at the April 15, 2021 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following seven affiliated sub-advisers for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Investment Advisory Agreement

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of

64

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2020, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error and correlation between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchases by Invesco of the exchange-traded funds businesses of Guggenheim Capital LLC on April 6, 2018 or May 18, 2018 and Massachusetts Mutual Life Insurance Company (“Oppenheimer”) on May 24, 2019 (each, a “Transaction”), and that each such Fund’s performance prior to the closing of the applicable Transaction is that of its predecessor Guggenheim ETF or Oppenheimer ETF. The Trustees noted that, for each applicable period, the correlation for each Fund, other than the ten-year period for Invesco VRDO Tax-Free ETF, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons provided by the Adviser for Invesco VRDO Tax-Free ETF’s level of correlation to its underlying index, as well as the Adviser’s expectations for the Fund’s correlation going forward. The Trustees noted that, for each applicable period, the tracking error for all Funds was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent, and its oversight of the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, except that each Fund pays its brokerage expenses, taxes, interest (including, for Invesco Senior Loan ETF, interest expenses associated with any draws on its line of credit), acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

•	0.04%: Invesco PureBetaSM MSCI USA ETF

•	0.05%: Invesco PureBetaSM US Aggregate Bond ETF

•	0.06%: Invesco PureBetaSM MSCI USA Small Cap ETF

•	0.07%: Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF

•	0.08%: Invesco Treasury Collateral ETF

•	0.10%: Invesco S&P 500 Minimum Variance ETF

•	0.13%: Invesco S&P 500 Enhanced Value ETF, Invesco S&P 500 Momentum ETF

•	0.14%: Invesco PureBetaSM FTSE Emerging Markets ETF

•	0.20%: Invesco Russell 1000 Equal Weight ETF

•	0.22%: Invesco Fundamental Investment Grade Corporate Bond ETF

65

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

•

0.25%: Invesco 1-30 Laddered Treasury ETF, Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF, Invesco S&P 500® High Beta ETF, Invesco S&P 500® Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF, Invesco S&P International Developed Momentum ETF, Invesco S&P MidCap Low Volatility ETF, Invesco S&P SmallCap Low Volatility ETF, Invesco VRDO Tax-Free ETF

•	0.28%: Invesco California AMT-Free Municipal Bond ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF, Invesco Taxable Municipal Bond ETF

•

0.29%: Invesco Russell 1000 Enhanced Equal Weight ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P International Developed Quality ETF, Invesco S&P SmallCap Consumer Discretionary ETF, Invesco S&P SmallCap Consumer Staples ETF, Invesco S&P SmallCap Energy ETF, Invesco S&P SmallCap Financials ETF, Invesco S&P SmallCap Health Care ETF, Invesco S&P SmallCap Industrials ETF, Invesco S&P SmallCap Information Technology ETF, Invesco S&P SmallCap Materials ETF, Invesco S&P SmallCap Quality ETF, Invesco S&P SmallCap Utilities & Communication Services ETF

•	0.30%: Invesco S&P 500® High Dividend Low Volatility ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P SmallCap High Dividend Low Volatility ETF

•

0.35%: Invesco Global Short Term High Yield Bond ETF, Invesco KBW Bank ETF, Invesco KBW High Dividend Yield Financial ETF, Invesco KBW Premium Yield Equity REIT ETF, Invesco KBW Property & Casualty Insurance ETF, Invesco KBW Regional Banking ETF, Invesco Russell 1000 Low Beta Equal Weight ETF

•	0.39%: Invesco S&P 500 Revenue ETF, Invesco S&P MidCap 400 Revenue ETF, Invesco S&P SmallCap 600 Revenue ETF, Invesco S&P Ultra Dividend Revenue ETF

•	0.45%: Invesco FTSE International Low Beta Equal Weight ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF

•	0.49%: Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF

•

0.50%: Invesco CEF Income Composite ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Fundamental High Yield® Corporate Bond ETF, Invesco International Corporate Bond ETF, Invesco Preferred ETF, Invesco Variable Rate Preferred ETF

•	0.55%: Invesco International BuyBack Achievers™ ETF

•	0.60%: Invesco DWA SmallCap Momentum ETF

•	0.65%: Invesco Senior Loan ETF

•	0.70%: Invesco China Technology ETF

•	0.75%: Invesco Global Clean Energy ETF, Invesco Global Water ETF

•	0.80%: Invesco DWA Developed Markets Momentum ETF

•	0.90%: Invesco DWA Emerging Markets Momentum ETF

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco 1-30 Laddered Treasury ETF			X
Invesco California AMT-Free Municipal Bond ETF		N/A	X
Invesco CEF Income Composite ETF	X	N/A	X
Invesco China Technology ETF		N/A	X
Invesco DWA Developed Markets Momentum ETF			X

66

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco DWA Emerging Markets Momentum ETF			X
Invesco DWA SmallCap Momentum ETF			X
Invesco Emerging Markets Sovereign Debt ETF			X
Invesco FTSE International Low Beta Equal Weight ETF		X	X
Invesco FTSE RAFI Developed Markets ex-U.S. ETF			X
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF		X	X
Invesco FTSE RAFI Emerging Markets ETF	X		X
Invesco Fundamental High Yield® Corporate Bond ETF		X	X
Invesco Fundamental Investment Grade Corporate Bond ETF			X
Invesco Global Clean Energy ETF		N/A	X
Invesco Global Short Term High Yield Bond ETF	X	N/A	X
Invesco Global Water ETF		X	X
Invesco International BuyBack AchieversTM ETF			X
Invesco International Corporate Bond ETF			X
Invesco KBW Bank ETF	X		X
Invesco KBW High Dividend Yield Financial ETF	X		X
Invesco KBW Premium Yield Equity REIT ETF	X		X
Invesco KBW Property & Casualty Insurance ETF	X		X
Invesco KBW Regional Banking ETF	X		X
Invesco National AMT-Free Municipal Bond ETF			X
Invesco New York AMT-Free Municipal Bond ETF		N/A	X
Invesco Preferred ETF		N/A	X
Invesco PureBetaSM 0-5 Yr US TIPS ETF	X		X
Invesco PureBetaSM FTSE Developed ex-North America ETF	X	X	X
Invesco PureBetaSM FTSE Emerging Markets ETF	X	X	X
Invesco PureBetaSM MSCI USA ETF	X	X	X
Invesco PureBetaSM MSCI USA Small Cap ETF	X	X	X
Invesco PureBetaSM US Aggregate Bond ETF	X	X	X
Invesco Russell 1000 Enhanced Equal Weight ETF			X
Invesco Russell 1000 Equal Weight ETF	X		X
Invesco Russell 1000 Low Beta Equal Weight ETF			X
Invesco S&P 500 Enhanced Value ETF	X		X
Invesco S&P 500® ex-Rate Sensitive Low Volatility ETF	X	X	X
Invesco S&P 500® High Beta ETF	X		X
Invesco S&P 500® High Dividend Low Volatility ETF	X	X	X
Invesco S&P 500® Low Volatility ETF	X		X
Invesco S&P 500 Minimum Variance ETF	X	X	X
Invesco S&P 500 Momentum ETF	X	X	X
Invesco S&P 500 Revenue ETF			X
Invesco S&P Emerging Markets Low Volatility ETF	X		X
Invesco S&P Emerging Markets Momentum ETF	X		X
Invesco S&P International Developed High Dividend Low Volatility ETF	X	X	X
Invesco S&P International Developed Low Volatility ETF	X		X
Invesco S&P International Developed Momentum ETF	X	N/A	X
Invesco S&P International Developed Quality ETF	X	N/A	X
Invesco S&P MidCap 400 Revenue ETF			X

67

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco S&P MidCap Low Volatility ETF	X		X
Invesco S&P SmallCap 600 Revenue ETF		X	X
Invesco S&P SmallCap Consumer Discretionary ETF	X		X
Invesco S&P SmallCap Consumer Staples ETF	X		X
Invesco S&P SmallCap Energy ETF	X		X
Invesco S&P SmallCap Financials ETF	X		X
Invesco S&P SmallCap Health Care ETF	X		X
Invesco S&P SmallCap High Dividend Low Volatility ETF	X	X	X
Invesco S&P SmallCap Industrials ETF	X		X
Invesco S&P SmallCap Information Technology ETF	X		X
Invesco S&P SmallCap Low Volatility ETF	X		X
Invesco S&P SmallCap Materials ETF	X		X
Invesco S&P SmallCap Quality ETF	X		X
Invesco S&P SmallCap Utilities & Communication Services ETF	X	X	X
Invesco S&P Ultra Dividend Revenue ETF		X	X
Invesco Senior Loan ETF	X	X	X
Invesco Taxable Municipal Bond ETF		N/A	X
Invesco Treasury Collateral ETF	X		X
Invesco Variable Rate Preferred ETF		X	X
Invesco VRDO Tax-Free ETF		N/A	X

*

The information provided by the Adviser indicated that certain Funds did not have any comparable open-end index fund peers. Those Funds have been designated in this column with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco 1-30 Laddered Treasury ETF, Invesco California AMT-Free Municipal Bond ETF, Invesco DWA Developed Markets Momentum ETF, Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Clean Energy ETF, Invesco National AMT-Free Municipal Bond ETF, Invesco New York AMT-Free Municipal Bond ETF and Invesco VRDO Tax-Free ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to certain of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect

68

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for money market cash management vehicles. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF at a meeting held on April 15, 2021. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement. The Board reviewed the qualifications and background of each Sub-Adviser, the services provided or to be provided by each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage Invesco Senior Loan ETF’s and Invesco Treasury Collateral ETF’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Funds, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rates under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fees charged by the Sub-Advisers under the Sub-Advisory Agreement are consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for each of Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and noted that the Adviser compensates the Sub-Advisers from its fee.

The Trustees also reviewed the financial statements provided by Invesco Senior Secured Management, Inc., in connection with the March 12 and April 15, 2021 Board meetings, and Invesco Advisers, Inc., in connection with the April 15, 2021 meeting, and noted the net income generated by each firm. The Trustees noted that the Adviser compensates the Sub-Advisers from its fee and that the Adviser provided profitability information with respect to Invesco Senior Loan ETF and Invesco Treasury Collateral ETF.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF, the Trustees considered the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rates for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF were reasonable in relation to the asset size of the Funds, and concluded that the flat sub-advisory fee rates were reasonable and appropriate.

69

Approval of Investment Advisory and Sub-Advisory Contracts–(continued)

Fall-out Benefits. The Trustees noted that Invesco Advisers, Inc. receives management fees from money market funds into which the Funds’ and other Invesco ETFs’ excess cash and securities lending collateral may be invested, and that the Adviser waives its fees with respect to each Fund on the excess cash invested under such arrangement in amounts equal to fees received by Invesco Advisers, Inc. on the Funds’ and other Invesco ETFs’ excess cash invested in the money market funds. The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with Invesco Senior Loan ETF and Invesco Treasury Collateral ETF and that the Sub-Advisers generally do not use or generate soft-dollars with respect to the Funds. The Board concluded that the sub-advisory fee with respect to each Fund was reasonable, taking into account any ancillary benefits received by the Sub-Advisers.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for Invesco Senior Loan ETF and Invesco Treasury Collateral ETF. No single factor was determinative in the Board’s analysis.

70

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	O-REV-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders August 31, 2021
QQQM	Invesco NASDAQ 100 ETF

QQQJ	Invesco NASDAQ Next Gen 100 ETF

2

The Market Environment

Domestic Equity

Despite a September selloff, US equity markets posted gains in the third quarter of 2020 as the US Federal Reserve (the Fed) extended its emergency stimulus programs and changed its inflation target policy, both of which supported equities. Data for both manufacturing and services indicated expansion, a reversal from significant declines earlier in the year. Corporate earnings were also better than anticipated and a gradual decline in new coronavirus (COVID-19) infections in many regions, combined with optimism about progress on a COVID-19 vaccine, further boosted stocks. October 2020 saw increased volatility as COVID-19 infection rates rose to record highs in the US and Europe. Investors also became concerned about delayed results from the US presidential election and the real possibility of a contested election, further delaying a clear winner.

US equity markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the fourth quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter. However, stocks were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at calendar year-end to 1.63%1 at the August 31, 2021 fiscal year-end. Approval of a third COVID-19 vaccine in February 2021 boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. For both June and July, the Consumer Price Index (CPI) reported a 5.4% increase over the last 12 months, the biggest 12-month increase since August 2008.2 Even with evidence of higher prices, the Fed declined to raise interest rates at its July Federal Open Market Committee (FOMC) meeting. Despite ending the period on an up month, the US stock market saw continued volatility in August due to increasing COVID-19 infection rates in the US and abroad, as well as continued concerns over inflation. For the fiscal year ended August 31, 2021, the S&P 500 Index returned 31.17%.3

[1]	Source: Bloomberg LP
[2]	Source: Bureau of Labor Statistics, July 13, 2021
[3]	Source: Lipper Inc.

3

QQQM	Management’s Discussion of Fund Performance
Invesco NASDAQ 100 ETF (QQQM)

As an index fund, the Invesco NASDAQ 100 ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the NASDAQ-100 Index® (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Index, which includes securities of 100 of the largest domestic and international nonfinancial companies listed on The Nasdaq Stock Market LLC based on market capitalization. Security types generally eligible for inclusion in the Index are common stocks, ordinary shares, tracking stocks, shares of beneficial interest, and limited partnership interests, as well as American Depositary Receipts (“ADRs”) that represent securities of non-U.S. issuers. Companies organized as real estate investment trusts (“REITs”) are not eligible for inclusion in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (October 13, 2020) through August 31, 2021, on a market price basis, the Fund returned 29.48%. On a net asset value (“NAV”) basis, the Fund returned 29.61%. During the same time period, the Index returned 29.80%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Nasdaq Composite® Total Return Index returned 29.41% and the Russell 3000® Index returned 31.43% (each, a “Benchmark Index” and, collectively the “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 3,400 securities and 3,000 securities, respectively. These Benchmark Indices were selected for their recognition in the marketplace, and their performance comparisons are a useful measure for investors as broad representations of the overall U.S. stock market.

Relative to the Nasdaq Composite® Total Return Index, the majority of the Fund’s outperformance during the period can be attributed to the Fund’s overweight allocation to and security selection within the health care sector.

Relative to the Russell 3000® Index, the majority of the Fund’s underperformance during the period can be attributed to the Fund’s exclusion of companies operating in the financials sector.

For the fiscal period ended August 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the communication services and consumer discretionary sectors, respectively. No sector detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2021, included Microsoft Corp., an information technology company (portfolio average weight of 9.82%) and Apple, Inc., an information technology company (portfolio average weight of 11.74%). Positions that detracted most significantly from the Fund’s return during the period included Zoom Video Communications, Inc., Class A, an information technology company (portfolio average weight of 0.62%) and Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 8.81%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Information Technology	48.86
Communication Services	19.64
Consumer Discretionary	16.56
Health Care	6.58
Consumer Staples	4.70
Sector Types Each Less Than 3%	3.61
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Apple, Inc.	11.27
Microsoft Corp.	10.11
Amazon.com, Inc.	7.78
Alphabet, Inc., Class C	4.18
Facebook, Inc., Class A	4.04
Tesla, Inc.	3.90
Alphabet, Inc., Class A	3.87
NVIDIA Corp.	3.77
PayPal Holdings, Inc.	2.29
Adobe, Inc.	2.15
Total	53.36

*	Excluding money market fund holdings.

4

Invesco NASDAQ 100 ETF (QQQM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

Index	Fund Inception Cumulative
NASDAQ-100 Index®	29.80%
Nasdaq Composite® Total Return Index	29.41
Russell 3000® Index	31.43
Fund
NAV Return	29.61
Market Price Return	29.48

Fund Inception: October 13, 2020

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.15% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indices performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indices returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Indices are based on the inception date of the Fund.

5

QQQJ	Management’s Discussion of Fund Performance
Invesco NASDAQ Next Gen 100 ETF (QQQJ)

As an index fund, the Invesco NASDAQ Next Gen 100 ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the NASDAQ Next Generation 100 Index® (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of securities of the next generation of Nasdaq-listed non-financial companies; that is, the largest 100 Nasdaq-listed companies outside of the NASDAQ-100 Index® (the “NASDAQ-100”) based on market capitalization. To be eligible for inclusion in the Index, a security must meet the existing eligibility criteria of the NASDAQ-100, an index that measures the performance of 100 of the largest domestic and international nonfinancial companies by market capitalization on The Nasdaq Stock Market LLC. Securities meeting the NASDAQ-100 eligibility criteria are ranked by market capitalization, with the largest 100 securities not currently in the NASDAQ-100 selected for inclusion in the Index. Security types generally eligible for inclusion in the Index are common stocks, ordinary shares, tracking stocks, shares of beneficial interest, and limited partnership interests, as well as American Depositary Receipts (“ADRs”) that represent securities of non-U.S. issuers. Companies organized as real estate investment trusts (“REITs”) are not eligible for inclusion in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (October 13, 2020) through August 31, 2021, on a market price basis, the Fund returned 29.93%. On a net asset value (“NAV”) basis, the Fund returned 30.39%. During the same time period, the Index returned 30.61%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Nasdaq Composite® Total Return Index returned 29.41% and the Russell 3000® Index returned 31.43% (each, a “Benchmark Index” and, collectively the “Benchmark Indices”). The Benchmark Indices are unmanaged indices weighted by market capitalization and based on the average performance of approximately 3,400 securities and 3,000 securities, respectively. These Benchmark Indices were selected for their recognition in the marketplace, and their performance comparisons are a useful measure for investors as broad representations of the overall U.S. stock market.

Relative to the Nasdaq Composite® Total Return Index, the majority of the Fund’s outperformance during the period can be attributed to the Fund’s security selection within the consumer discretionary and information technology sectors, respectively.

Relative to the Russell 3000® Index, the majority of the Fund’s underperformance during the period can be attributed to the Fund’s exclusion of companies operating in the financials sector.

For the fiscal period ended August 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and health care sectors, respectively. No sector detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended August 31, 2021, included Fortinet, Inc., an information technology company (portfolio average weight of 1.97%) and Zebra Technologies Corp., Class A, an information technology company (portfolio average weight of 1.57%). Positions that detracted most significantly from the Fund’s return during the period included Wix.com Ltd., an information technology company (portfolio average weight of 1.00%) and Sarepta Therapeutics, Inc., a health care company (portfolio average weight of 0.53%).

Sector Breakdown (% of the Fund’s Net Assets) as of August 31, 2021
Information Technology	43.07
Health Care	19.36
Consumer Discretionary	14.78
Communication Services	13.22
Industrials	7.76
Sector Types Each Less Than 3%	1.74
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of August 31, 2021
Security
Fortinet, Inc.	2.99
Roku, Inc.	2.36
Zscaler, Inc.	2.20
Trade Desk, Inc. (The), Class A	2.00
Garmin Ltd.	1.95
Old Dominion Freight Line, Inc.	1.94
Datadog, Inc., Class A	1.87
Zebra Technologies Corp., Class A	1.82
Liberty Broadband Corp., Class C	1.78
Etsy, Inc.	1.60
Total	20.51

*	Excluding money market fund holdings.

6

Invesco NASDAQ Next Gen 100 ETF (QQQJ) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of August 31, 2021

Index	Fund Inception Cumulative
NASDAQ Next Generation 100 Index®	30.61%
Nasdaq Composite® Total Return Index	29.41
Russell 3000® Index	31.43
Fund
NAV Return	30.39
Market Price Return	29.93

Fund Inception: October 13, 2020

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.15% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indices performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indices returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Indices are based on the inception date of the Fund.

7

Liquidity Risk Management Program

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 12, 2021, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

8

Invesco NASDAQ 100 ETF (QQQM)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-19.64%
Activision Blizzard, Inc.	95,115	$7,834,623
Alphabet, Inc., Class A(b)	24,203	70,042,272
Alphabet, Inc., Class C(b)	25,996	75,628,603
Baidu, Inc., ADR (China)(b)	31,691	4,976,121
Charter Communications, Inc., Class A(b)	23,102	18,866,479
Comcast Corp., Class A	561,246	34,056,407
Electronic Arts, Inc.	35,018	5,084,964
Facebook, Inc., Class A(b)	192,730	73,117,907
Fox Corp., Class A	40,058	1,499,771
Fox Corp., Class B	31,023	1,074,326
Match Group, Inc.(b)	33,120	4,552,013
NetEase, Inc., ADR (China)	36,899	3,594,701
Netflix, Inc.(b)	54,293	30,903,033
Sirius XM Holdings, Inc.(c)	500,774	3,139,853
T-Mobile US, Inc.(b)	152,660	20,917,473

		355,288,546

Consumer Discretionary-16.56%
Amazon.com, Inc.(b)	40,571	140,813,421
Booking Holdings, Inc.(b)	5,000	11,498,350
Dollar Tree, Inc.(b)	28,433	2,574,324
eBay, Inc.	83,402	6,400,270
JD.com, Inc., ADR (China)(b)(c)	98,641	7,749,237
lululemon athletica, inc.(b)	15,302	6,123,401
Marriott International, Inc., Class A(b)	39,834	5,383,167
MercadoLibre, Inc. (Argentina)(b)	6,083	11,359,698
O’Reilly Automotive, Inc.(b)	8,512	5,056,809
Peloton Interactive, Inc., Class A(b)(c)	32,869	3,293,145
Pinduoduo, Inc., ADR (China)(b)	46,319	4,632,826
Ross Stores, Inc.	43,681	5,171,831
Starbucks Corp.	144,211	16,943,351
Tesla, Inc.(b)	95,924	70,573,205
Trip.com Group Ltd., ADR (China)(b)	64,521	1,967,245

		299,540,280

Consumer Staples-4.70%
Costco Wholesale Corp.	54,193	24,684,370
Keurig Dr Pepper, Inc.	173,535	6,189,993
Kraft Heinz Co. (The)	149,719	5,388,387
Mondelez International, Inc., Class A	171,933	10,671,881
Monster Beverage Corp.(b)	64,718	6,314,535
PepsiCo, Inc.	169,141	26,451,961
Walgreens Boots Alliance, Inc.	105,794	5,369,046

		85,070,173

Health Care-6.58%
Align Technology, Inc.(b)	9,661	6,849,649
Amgen, Inc.	70,359	15,868,065
Biogen, Inc.(b)	18,438	6,248,823
Cerner Corp.	36,900	2,817,315
DexCom, Inc.(b)	11,822	6,258,803
Gilead Sciences, Inc.	153,499	11,171,657
IDEXX Laboratories, Inc.(b)	10,439	7,033,381
Illumina, Inc.(b)	17,841	8,156,191
Incyte Corp.(b)	26,905	2,057,963
Intuitive Surgical, Inc.(b)	14,533	15,311,387
Moderna, Inc.(b)	49,123	18,504,143
Regeneron Pharmaceuticals, Inc.(b)	12,812	8,627,601

	Shares	Value
Health Care-(continued)
Seagen, Inc.(b)	22,203	$3,721,223
Vertex Pharmaceuticals, Inc.(b)	31,664	6,341,983

		118,968,184

Industrials-2.73%
Cintas Corp.	12,853	5,086,832
Copart, Inc.(b)	28,962	4,179,796
CSX Corp.	278,157	9,048,447
Fastenal Co.	70,348	3,928,936
Honeywell International, Inc.	84,998	19,711,886
PACCAR, Inc.	42,523	3,481,358
Verisk Analytics, Inc.	19,834	4,001,708

		49,438,963

Information Technology-48.86%
Adobe, Inc.(b)	58,480	38,813,176
Advanced Micro Devices, Inc.(b)	148,714	16,465,614
Analog Devices, Inc.	45,154	7,357,844
ANSYS, Inc.(b)	10,653	3,892,180
Apple, Inc	1,342,443	203,823,121
Applied Materials, Inc.	111,922	15,124,020
ASML Holding N.V., New York Shares (Netherlands)	9,697	8,077,989
Atlassian Corp. PLC, Class A(b)	16,539	6,070,805
Autodesk, Inc.(b)	26,921	8,347,933
Automatic Data Processing, Inc.	52,095	10,889,939
Broadcom, Inc.	49,974	24,847,573
Cadence Design Systems, Inc.(b)	34,035	5,564,042
CDW Corp.	17,178	3,446,079
Check Point Software Technologies Ltd. (Israel)(b)	16,540	2,077,920
Cisco Systems, Inc.	515,883	30,447,415
Cognizant Technology Solutions Corp., Class A	64,586	4,928,558
Crowdstrike Holdings, Inc., Class A(b)	24,377	6,849,937
DocuSign, Inc.(b)	23,852	7,065,916
Fiserv, Inc.(b)	81,591	9,610,604
Intel Corp.	494,358	26,724,994
Intuit, Inc.	33,462	18,943,173
KLA Corp.	18,749	6,373,910
Lam Research Corp.	17,454	10,556,528
Marvell Technology, Inc.	100,330	6,139,193
Microchip Technology, Inc.	33,493	5,270,458
Micron Technology, Inc.(b)	137,249	10,115,251
Microsoft Corp.	605,907	182,911,205
NVIDIA Corp.	305,048	68,284,995
NXP Semiconductors N.V. (China)	33,748	7,260,207
Okta, Inc.(b)	15,294	4,031,498
Paychex, Inc.	44,109	5,049,157
PayPal Holdings, Inc.(b)	143,801	41,509,597
QUALCOMM, Inc.	138,075	20,254,222
Skyworks Solutions, Inc.	20,177	3,701,672
Splunk, Inc.(b)	20,041	3,063,668
Synopsys, Inc.(b)	18,669	6,202,589
Texas Instruments, Inc.	113,089	21,589,821
VeriSign, Inc.(b)	13,794	2,983,090
Workday, Inc., Class A(b)	23,140	6,320,922

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

Invesco NASDAQ 100 ETF (QQQM)–(continued)

August 31, 2021

	Shares	Value
Information Technology-(continued)
Xilinx, Inc.	30,097	$4,682,792
Zoom Video Communications, Inc., Class A(b)	28,928	8,374,656

		884,044,263

Utilities-0.88%
American Electric Power Co., Inc.	61,194	5,481,147
Exelon Corp.	119,607	5,863,135
Xcel Energy, Inc.	65,898	4,530,487

		15,874,769

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $1,612,253,693)		1,808,225,178

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.66%
Invesco Private Government Fund, 0.02%(d)(e)(f)	3,570,028	$3,570,028
Invesco Private Prime Fund, 0.11%(d)(e)(f)	8,326,735	8,330,066

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,900,094)		11,900,094

TOTAL INVESTMENTS IN SECURITIES-100.61% (Cost $1,624,153,787)		1,820,125,272
OTHER ASSETS LESS LIABILITIES-(0.61)%		(10,963,835)

NET ASSETS-100.00%		$1,809,161,437

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$7,408,546	$(7,408,546)	$-	$-	$-	$95
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	59,494,648	(55,924,620)	-	-	3,570,028	198	*
Invesco Private Prime Fund	-	88,436,998	(80,106,973)	-	41	8,330,066	3,098	*

Total	$-	$155,340,192	$(143,440,139)	$-	$41	$11,900,094	$3,391

*  Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e) The rate shown is the 7-day SEC standardized yield as of August 31, 2021.

(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

Invesco NASDAQ Next Gen 100 ETF (QQQJ)

August 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-13.22%
Bilibili, Inc., ADR (China)(b)(c)	138,550	$11,115,867
Discovery, Inc., Class A(b)(c)	118,444	3,415,925
Discovery, Inc., Class C(b)	231,726	6,393,320
IAC/InterActiveCorp.(b)	58,501	7,725,057
iQIYI, Inc., ADR (China)(b)(c)	256,936	2,327,840
Liberty Broadband Corp., Class C(b)	112,471	21,517,952
Liberty Global PLC, Class A (United Kingdom)(b)	127,185	3,655,297
Liberty Global PLC, Class C (United Kingdom)(b)	264,342	7,660,631
News Corp., Class A	274,566	6,169,498
News Corp., Class B	140,118	3,086,800
Roku, Inc.(b)	80,858	28,494,359
Take-Two Interactive Software, Inc.(b)	81,178	13,087,517
ViacomCBS, Inc., Class B	425,056	17,618,571
Vimeo, Inc.(b)	94,555	3,604,437
Yandex N.V., Class A (Russia)(b)	224,547	17,267,664
Zynga, Inc., Class A(b)	764,191	6,763,090

		159,903,825

Consumer Discretionary-14.78%
Caesars Entertainment, Inc.(b)	146,483	14,887,067
DraftKings, Inc., Class A(b)(c)	281,910	16,714,444
Etsy, Inc.(b)	89,213	19,293,203
Expedia Group, Inc.(b)	99,281	14,346,104
Garmin Ltd.	134,864	23,524,328
Hasbro, Inc.	96,558	9,492,617
LKQ Corp.(b)	212,083	11,174,653
Newell Brands, Inc.	298,514	7,585,241
Penn National Gaming, Inc.(b)	109,746	8,900,401
Pool Corp.	28,150	13,914,545
Tractor Supply Co.	80,897	15,714,242
Ulta Beauty, Inc.(b)	38,434	14,885,873
Wynn Resorts Ltd.(b)	81,180	8,255,194

		178,687,912

Consumer Staples-0.44%
Beyond Meat, Inc.(b)(c)	44,263	5,295,625

Health Care-19.36%
10X Genomics, Inc., Class A(b)	61,252	10,775,452
ABIOMED, Inc.(b)	31,793	11,571,380
Alnylam Pharmaceuticals, Inc.(b)	82,504	16,618,781
AstraZeneca PLC, ADR (United Kingdom)	250,369	14,591,505
BeiGene Ltd., ADR (China)(b)	35,205	10,853,701
BioMarin Pharmaceutical, Inc.(b)	128,265	10,801,196
DENTSPLY SIRONA, Inc.	153,236	9,454,661
Guardant Health, Inc.(b)	70,976	9,033,116
Henry Schein, Inc.(b)	98,753	7,464,739
Hologic, Inc.(b)	179,848	14,234,969
Horizon Therapeutics PLC(b)	157,763	17,052,603
Insulet Corp.(b)	46,516	13,852,930
Jazz Pharmaceuticals PLC(b)	42,601	5,610,978
Masimo Corp.(b)	38,605	10,482,802
Mirati Therapeutics, Inc.(b)	36,105	6,128,102
Neurocrine Biosciences, Inc.(b)	66,361	6,317,567
Novocure Ltd.(b)(c)	72,585	9,741,633
PPD, Inc.(b)	246,501	11,415,461

	Shares	Value
Health Care-(continued)
Quidel Corp.(b)(c)	29,866	$3,851,221
Repligen Corp.(b)	38,537	10,905,200
Royalty Pharma PLC, Class A	275,743	10,657,467
Sanofi, ADR (France)	159,460	8,256,839
Sarepta Therapeutics, Inc.(b)(c)	55,993	4,374,173

		234,046,476

Industrials-7.76%
C.H. Robinson Worldwide, Inc.	93,343	8,406,470
Expeditors International of Washington, Inc.	118,540	14,774,826
J.B. Hunt Transport Services, Inc.	74,169	13,157,581
Nordson Corp.	40,800	9,734,880
Old Dominion Freight Line, Inc.	81,394	23,500,076
Ryanair Holdings PLC, ADR (Ireland)(b)	68,555	7,383,373
Sunrun, Inc.(b)	143,136	6,333,768
United Airlines Holdings, Inc.(b)(c)	227,117	10,563,212

		93,854,186

Information Technology-43.07%
Akamai Technologies, Inc.(b)	114,402	12,956,027
Amdocs Ltd.	92,025	7,088,686
Citrix Systems, Inc.	87,151	8,965,223
Cognex Corp.	123,960	10,985,335
Coupa Software, Inc.(b)	51,520	12,612,611
Datadog, Inc., Class A(b)	164,198	22,626,484
Enphase Energy, Inc.(b)	95,245	16,546,914
Entegris, Inc.	95,106	11,426,035
F5 Networks, Inc.(b)	41,843	8,517,980
First Solar, Inc.(b)	74,619	7,014,186
Five9, Inc.(b)	47,057	7,445,829
Fortinet, Inc.(b)	114,631	36,124,813
GDS Holdings Ltd., ADR (China)(b)(c)	73,891	4,321,146
IPG Photonics Corp.(b)	37,606	6,418,592
Jack Henry & Associates, Inc.	52,138	9,196,100
Logitech International S.A., Class R (Switzerland)	118,227	12,100,533
MongoDB, Inc.(b)	43,585	17,077,911
Monolithic Power Systems, Inc.	32,114	15,894,182
NetApp, Inc.	156,241	13,894,512
Nice Ltd., ADR (Israel)(b)(c)	35,448	10,304,734
NortonLifeLock, Inc.	407,057	10,811,434
Nuance Communications, Inc.(b)	200,807	11,054,425
ON Semiconductor Corp.(b)	299,713	13,295,269
Open Text Corp. (Canada)	191,755	10,513,927
Paylocity Holding Corp.(b)	38,239	10,293,939
Pegasystems, Inc.	57,041	7,850,553
PTC, Inc.(b)	82,019	10,798,622
Qorvo, Inc.(b)	79,023	14,858,695
Seagate Technology Holdings PLC	160,644	14,070,808
SolarEdge Technologies, Inc.(b)	36,481	10,571,464
SS&C Technologies Holdings, Inc.	179,525	13,582,861
StoneCo Ltd., Class A (Brazil)(b)	185,327	8,625,119
Teradyne, Inc.	116,700	14,172,048
Trade Desk, Inc. (The), Class A(b)	302,667	24,228,493
Trimble, Inc.(b)	176,150	16,596,853
Universal Display Corp.	33,087	6,901,617
Western Digital Corp.(b)	215,096	13,594,067
Wix.com Ltd. (Israel)(b)	39,592	8,792,591

.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco NASDAQ Next Gen 100 ETF (QQQJ)–(continued)

August 31, 2021

	Shares	Value
Information Technology-(continued)
Zebra Technologies Corp., Class A(b)	37,559	$22,053,518
Zscaler, Inc.(b)	95,415	26,557,811

		520,741,947

Materials-0.42%
Royal Gold, Inc.	46,049	5,126,635

Utilities-0.88%
Alliant Energy Corp.	175,565	10,672,596

Total Common Stocks & Other Equity Interests (Cost $1,113,299,568)		1,208,329,202

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $595,896)	595,896	595,896

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $1,113,895,464)		1,208,925,098

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.96%
Invesco Private Government Fund, 0.02%(d)(e)(f)	14,361,365	$14,361,365
Invesco Private Prime Fund, 0.11%(d)(e)(f)	33,519,427	33,532,835

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $47,894,200)		47,894,200

TOTAL INVESTMENTS IN SECURITIES-103.94% (Cost $1,161,789,664)		1,256,819,298
OTHER ASSETS LESS LIABILITIES-(3.94)%		(47,617,557)

NET ASSETS-100.00%		$1,209,201,741

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2021.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended August 31, 2021.

	Value August 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$4,352,925	$(3,757,029)	$-	$-	$595,896	$66
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	181,664,575	(167,303,210)	-	-	14,361,365	1,726	*
Invesco Private Prime Fund	-	227,403,919	(193,871,696)	-	612	33,532,835	26,369	*

Total	$-	$413,421,419	$(364,931,935)	$-	$612	$48,490,096	$28,161

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Statements of Assets and Liabilities

August 31, 2021

	Invesco NASDAQ 100 ETF (QQQM)	Invesco NASDAQ Next Gen 100 ETF (QQQJ)
Assets:
Unaffiliated investments in securities, at value(a)	$1,808,225,178	$1,208,329,202
Affiliated investments in securities, at value	11,900,094	48,490,096
Receivable for:
Dividends	996,502	396,158
Securities lending	787	9,412
Fund shares sold	74,928,613	1,739,358
Foreign tax reclaims	1,411	17,922

Total assets	1,896,052,585	1,258,982,148

Liabilities:
Due to custodian	70,701	-
Payable for:
Investments purchased	74,724,953	1,735,305
Collateral upon return of securities loaned	11,900,094	47,894,200
Accrued unitary management fees	195,400	150,902

Total liabilities	86,891,148	49,780,407

Net Assets	$1,809,161,437	$1,209,201,741

Net assets consist of:
Shares of beneficial interest	$1,613,981,350	$1,106,405,355
Distributable earnings	195,180,087	102,796,386

Net Assets	$1,809,161,437	$1,209,201,741

Shares outstanding (unlimited amount authorized, $0.01 par value)	11,590,001	34,760,001
Net asset value	$156.10	$34.79

Market price	$156.11	$34.77

Unaffiliated investments in securities, at cost	$1,612,253,693	$1,113,299,568

Affiliated investments in securities, at cost	$11,900,094	$48,490,096

(a) Includes securities on loan with an aggregate value of:	$11,711,822	$48,104,696

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Statements of Operations

For the period ended August 31, 2021(a)

	Invesco NASDAQ 100 ETF (QQQM)	Invesco NASDAQ Next Gen 100 ETF (QQQJ)
Investment income:
Unaffiliated dividend income	$4,951,353	$3,868,379
Affiliated dividend income	95	66
Securities lending income	5,773	69,506
Foreign withholding tax	(3,860)	(66,768)

Total investment income	4,953,361	3,871,183

Expenses:
Unitary management fees	979,864	1,159,410

Less: Waivers	(93)	(67)

Net expenses	979,771	1,159,343

Net investment income	3,973,590	2,711,840

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(2,097,434)	7,397,662
Affiliated investment securities	41	612
In-kind redemptions	27,476,911	41,285,847

Net realized gain	25,379,518	48,684,121

Change in net unrealized appreciation on unaffiliated investment securities	195,971,485	95,029,634

Net realized and unrealized gain	221,351,003	143,713,755

Net increase in net assets resulting from operations	$225,324,593	$146,425,595

(a)	For the period October 12, 2020 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Statements of Changes in Net Assets

For the period ended August 31, 2021(a)

	Invesco NASDAQ 100 ETF (QQQM)	Invesco NASDAQ Next Gen 100 ETF (QQQJ)
	2021	2021
Operations:
Net investment income	$3,973,590	$2,711,840
Net realized gain	25,379,518	48,684,121
Change in net unrealized appreciation	195,971,485	95,029,634

Net increase in net assets resulting from operations	225,324,593	146,425,595

Distributions to Shareholders from:
Distributable earnings	(2,671,477)	(2,373,270)

Shareholder Transactions:
Proceeds from shares sold	1,850,201,568	1,352,687,957
Value of shares repurchased	(263,693,247)	(287,538,541)

Net increase in net assets resulting from share transactions	1,586,508,321	1,065,149,416

Net increase in net assets	1,809,161,437	1,209,201,741

Net assets:
Beginning of period	-	-

End of period	$1,809,161,437	$1,209,201,741

Changes in Shares Outstanding:
Shares sold	13,620,001	43,840,001
Shares repurchased	(2,030,000)	(9,080,000)
Shares outstanding, beginning of period	-	-

Shares outstanding, end of period	11,590,001	34,760,001

(a)	For the period October 12, 2020 (commencement of investment operations) through August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Financial Highlights

Invesco NASDAQ 100 ETF (QQQM)

	For the Period October 12, 2020(a) Through August 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$120.98

Net investment income(b)	0.74
Net realized and unrealized gain on investments	34.93

Total from investment operations	35.67

Distributions to shareholders from:
Net investment income	(0.55)

Net asset value at end of period	$156.10

Market price at end of period(c)	$156.11

Net Asset Value Total Return(d)	29.56	%(e)
Market Price Total Return(d)	29.57	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,809,161
Ratio to average net assets of:
Expenses	0.15	%(f)
Net investment income	0.61	%(f)
Portfolio turnover rate(g)	5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 13, 2020, the first day of trading on the exchange) to August 31, 2021 was 29.61%. The market price total return from Fund Inception to August 31, 2021 was 29.48%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Financial Highlights–(continued)

Invesco NASDAQ Next Gen 100 ETF (QQQJ)

	For the Period October 12, 2020(a) Through August 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$26.71

Net investment income(b)	0.10
Net realized and unrealized gain on investments	8.06

Total from investment operations	8.16

Distributions to shareholders from:
Net investment income	(0.08)

Net asset value at end of period	$34.79

Market price at end of period(c)	$34.77

Net Asset Value Total Return(d)	30.58	%(e)
Market Price Total Return(d)	30.51	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,209,202
Ratio to average net assets of:
Expenses	0.15	%(f)
Net investment income	0.35	%(f)
Portfolio turnover rate(g)	29%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 13, 2020, the first day of trading on the exchange) to August 31, 2021 was 30.39%. The market price total return from Fund Inception to August 31, 2021 was 29.93%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

August 31, 2021

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco NASDAQ 100 ETF (QQQM)	“NASDAQ 100 ETF”
Invesco NASDAQ Next Gen 100 ETF (QQQJ)	“NASDAQ Next Gen 100 ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market LLC.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”).

Fund	Underlying Index
NASDAQ 100 ETF	NASDAQ-100 Index®
NASDAQ Next Gen 100 ETF	NASDAQ Next Generation 100 Index®

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

18

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is

19

organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be

20

temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

ADR Risk. The Funds may invest in American Depositary Receipts (“ADRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its

21

management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Mid-Capitalization Company Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies and securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies tend to have less experienced management as well as limited product and market diversification and financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

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NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)
NASDAQ 100 ETF	0.15%
NASDAQ Next Gen 100 ETF	0.15%

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the period October 12, 2020 (commencement of investment operations) through August 31, 2021, the Adviser waived fees for each Fund in the following amounts:

NASDAQ 100 ETF	$93
NASDAQ Next Gen 100 ETF	67

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with Nasdaq, Inc. (the, “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the period October 12, 2020 (commencement of investment operations) through August 31, 2021, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

NASDAQ 100 ETF	$2
NASDAQ Next Gen 100 ETF	5,316

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

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Level 2	—	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	—	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
NASDAQ 100 ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,808,225,178	$-	$-	$1,808,225,178
Money Market Funds	-	11,900,094	-	11,900,094

Total Investments	$1,808,225,178	$11,900,094	$-	$1,820,125,272

NASDAQ Next Gen 100 ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,208,329,202	$-	$-	$1,208,329,202
Money Market Funds	595,896	47,894,200	-	48,490,096

Total Investments	$1,208,925,098	$47,894,200	$-	$1,256,819,298

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period October 12, 2020 (Commencement of Investment Operations) through August 31, 2021:

2021
Ordinary Income*
NASDAQ 100 ETF	$2,671,477
NASDAQ Next Gen 100 ETF	2,373,270

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
NASDAQ 100 ETF	$1,302,113	$195,870,135	$(1,992,161)	$1,613,981,350	$1,809,161,437
NASDAQ Next Gen 100 ETF	7,917,564	94,878,822	-	1,106,405,355	1,209,201,741

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of August 31, 2021:

	No expiration
	Short-Term	Long-Term	Total*
NASDAQ 100 ETF	$1,992,161	$-	$1,992,161
NASDAQ Next Gen 100 ETF	-	-	-

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

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NOTE 6–Investment Transactions

For the period October 12, 2020 (commencement of investment operations) through August 31, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
NASDAQ 100 ETF	$47,805,617	$43,145,298
NASDAQ Next Gen 100 ETF	257,858,505	261,173,110

For the period October 12, 2020 (commencement of investment operations) through August 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
NASDAQ 100 ETF	$1,846,087,035	$263,873,082
NASDAQ Next Gen 100 ETF	1,352,071,647	284,140,967

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At August 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
NASDAQ 100 ETF	$208,172,754	$(12,302,619)	$195,870,135	$1,624,255,137
NASDAQ Next Gen 100 ETF	153,352,413	(58,473,591)	94,878,822	1,161,940,476

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the period October 12, 2020 (commencement of investment operations) through August 31, 2021, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
NASDAQ 100 ETF	$-	$(27,473,029)	$27,473,029
NASDAQ Next Gen 100 ETF	-	(41,255,939)	41,255,939

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at

25

least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco NASDAQ 100 ETF and Invesco NASDAQ Next Gen 100 ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco NASDAQ 100 ETF and Invesco NASDAQ Next Gen 100 ETF (two of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) as of August 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 12, 2020 (commencement of investment operations) through August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the period October 12, 2020 (commencement of investment operations) through August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

October 25, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2021 through August 31, 2021.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco NASDAQ 100 ETF (QQQM)
Actual	$1,000.00	$1,210.40	0.15%	$0.84
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.15	0.77
Invesco NASDAQ Next Gen 100 ETF (QQQJ)
Actual	1,000.00	1,054.70	0.15	0.78
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.15	0.77

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended August 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

28

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*
Invesco NASDAQ 100 ETF	0%	100%	100%	0%	0%
Invesco NASDAQ Next Gen 100 ETF	0%	31%	23%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

As of August 31, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	231	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	231	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

30

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	231	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

31

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	231	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee(1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment
					Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

32

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008);Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	231	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	231	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

33

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	231	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating
					Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

34

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global
			Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	231	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007

Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018);

Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).

				231	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

35

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	231	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

36

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO and Fund Administration, InvescoAdvisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

37

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020

Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed

Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

38

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

39

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST2-AR-1	invesco.com/ETFs

Item 2.	Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended August 31, 2021.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4.	Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020
Audit Fees	$798,730	$719,700
Audit-Related Fees	$0	$0
Tax Fees(1)	$767,163	$672,950
All Other Fees	$0	$0

Total Fees	$1,565,893	$1,392,650

(1)

Tax Fees for the fiscal years ended August 31, 2021 and 2020 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$821,000	$701,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$821,000	$701,000

(1)	Audit-Related Fees for the fiscal years ended 2021 and 2020 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services

Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.

Last Reviewed by Compliance for Accuracy	June 15, 2018

Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted: June 26, 2009

Amended: June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $5,966,000 for the fiscal year ended August 31, 2021 and $5,770,000 for the fiscal year ended August 31, 2020 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $7,554,163 for the fiscal year ended August 31, 2021 and                 $7,143,950 for the fiscal year ended August 31, 2020.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $31 million and non-audit services of approximately $21 million for the fiscal year ended 2021. The Audit Committee considered this information in evaluating PwC’s independence.

Pursuant to PCAOB Rule 3526, PwC advised the Registrant’s Audit Committee of the following matters identified between September 1, 2020 to October 25, 2021 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Partner and three PwC Associates each held financial interests in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or after the individuals ceased providing their audit or non-audit services to the Invesco entity, as applicable. In addition, PwC considered that audit work performed by the PwC Associates was of a limited nature and/or was reviewed by more senior engagement team members. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

Item 5.	Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6.	Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11.	Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Fund Trust II

By:	/s/ Anna Paglia
Name:	Anna Paglia
Title:	President

Date: November 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Anna Paglia
Name:	Anna Paglia
Title:	President

Date:	November 4, 2021

By:	/s/ Kelli Gallegos
Name:	Kelli Gallegos
Title:	Treasurer

Date: November 4, 2021